HSBC Global Asset Management (USA) Inc.

HSBC World Selection Funds
Prospectus
February 28, 2014

	Class A	Class B	Class C
Aggressive Strategy Fund	HAAGX	HBAGX	HCAGX
Balanced Strategy Fund	HAGRX	HSBGX	HCGRX
Moderate Strategy Fund	HSAMX	HSBMX	HSCMX
Conservative Strategy Fund	HACGX	HBCGX	HCCGX
Income Strategy Fund	HINAX	HINBX	HINCX

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A DEPOSIT OF HSBC BANK USA, N.A. AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HSBC World Selection Funds	Table of Contents

	Summary Section
This section summarizes each	3	Aggressive Strategy Fund
Fund’s investment objectives,	12	Balanced Strategy Fund
strategies, fees, risks, and past	21	Moderate Strategy Fund
performance, and provides other	30	Conservative Strategy Fund
information about your account.	39	Income Strategy Fund

	Additional Information About the Funds’
	Investment Strategies and Risks
This section provides	48	More About Risks and Investment Strategies
additional details about each	49	Principal Investment Risks
Fund’s investment strategies	53	Additional Risks
and risks.	55	More Information About Indices
	55	Who May Want to Invest?
	56	More Information About Fund Investments
	56	Portfolio Holdings
	56	The Two-Tier Fund Structure

	Fund Management
Review this section for	57	The Investment Adviser
details on the people and	58	Portfolio Manager
organizations who provide	58	The Distributor, Administrator and Sub-Administrator
services to the Funds.

	Shareholder Information
Review this section for	59	Pricing of Fund Shares
details on how shares are	60	Purchasing and Adding to Your Shares
valued, and how to purchase,	65	Selling Your Shares
sell and exchange shares.	69	Distribution Arrangements/Sales Charges
	75	Distribution and Shareholder Servicing
		Arrangements—Revenue Sharing
This section also describes	75	Exchanging Your Shares
related charges, and payments	76	Delivery of Shareholder Documents
of dividends and distributions.	77	Dividends, Distributions and Taxes

	Financial Highlights
Review this section for	80	Aggressive Strategy Fund
details on selected financial	81	Balanced Strategy Fund
statements of the Funds.	82	Moderate Strategy Fund
	83	Conservative Strategy Fund
	84	Income Strategy Fund

2

Aggressive Strategy Fund
Summary Section

Class A, Class B and Class C Shares

Investment Objective

The investment objective of the Aggressive Strategy Fund (the “Fund”) is long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the HSBC Family of Funds. More information about these and other discounts is available from your financial professional, and is explained in “Distribution Arrangements/Sales Charges” on page 69 of this prospectus and in the Fund’s Statement of Additional Information (“SAI”) in “Rights of Accumulation” on page 86.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class B	Class C
Maximum Sales Charge (load) Imposed on Purchases
(as a % of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (load)
(as a % of amount redeemed)	None	4.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay
each year as a percentage of the value of your investment)	Class A	Class B	Class C
Management Fee	0.25%	0.25%	0.25%
Distribution (12b-1) Fee	0.00%	0.75%	0.75%
Other Expenses:
Shareholder Servicing Fee	0.25%	0.25%	0.25%
Other Operating Expenses	0.90%	0.90%	0.90%
Total Other Expenses	1.15%	1.15%	1.15%
Acquired Fund Fees and Expenses	0.73%	0.73%	0.73%
Total Annual Fund Operating Expenses*	2.13%	2.88%	2.88%

*	The Total Annual Fund Operating Expenses do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

3

Aggressive Strategy Fund
Summary Section

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example takes the Expense Limitation Agreement into account for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$705	$1,134	$1,587	$2,839
Class B Shares	$691	$1,092	$1,518	$2,865
Class C Shares	$391	$ 892	$1,518	$2,789

For the share classes listed below, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class B Shares	$291	$892	$1,518	$2,865
Class C Shares	$291	$892	$1,518	$2,789

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in underlying funds. The underlying funds may include mutual funds managed by the Adviser and mutual funds and exchange traded funds (“ETFs”)managed by investment advisers that are not associated with the Adviser (collectively, “Underlying Funds”). The Fund may also purchase or hold exchange traded notes (“ETNs”), which are debt securities issued by financial institutions that pay returns based on the performance of a market index or other reference asset.

The Adviser uses an active or “tactical” asset allocation strategy. This means that the Adviser, at its discretion, may change the Fund’s target asset allocation periodically. The Adviser may consider a number of factors when determining whether to change the Fund’s target asset allocation, including market trends, its outlook for companies with a given market capitalization, and its outlook for asset classes, sectors within asset classes, and such sectors’ performance in various market conditions.

The Adviser anticipates maintaining each element (i.e., asset class or sector within an asset class) of the Fund’s target allocation within a target investment range, and has implemented a “neutral” target allocation for the Fund. The neutral target allocation represents the approximate allocation among asset classes that the Adviser believes would be appropriate for the Fund given its investment objective. The Adviser believes that the Fund’s actual allocation will typically vary (within the investment ranges listed in the table on page 5) from the neutral target allocation. The Adviser will review the neutral target allocation at least annually and may revise the neutral target allocation.

4

Aggressive Strategy Fund
Summary Section

Principal Investment Strategies – (continued)

The Adviser also believes that the Fund’s actual allocation may vary from its target allocation as a result of the disparate impact market conditions may have on different elements of the Fund’s target allocation. The Adviser anticipates that the Fund will rebalance its investments from time to time to bring its actual investment allocation in line with its current target allocation if one or more elements of its actual asset allocation varies from the target allocation beyond the tolerance level set for the element by the Adviser.

The Fund is viewed as having the greatest potential for long-term investment returns, as well as the most investment risk, of the Funds included in this prospectus.

This table shows how the Adviser expects to allocate the Fund’s investments among asset classes and the sectors that make up each asset class as of February 28, 2014.

	Investment Range	Target Neutral Allocation
Asset Class (and Sector)	(Approximate Percentage of the Fund’s Assets)
Underlying Equity Funds	50-100%	80%
Equity Income
U.S. Large Cap Growth
U.S. Large Cap Value
U.S. Small Cap
U.S. Mid-Cap
International Equity
Emerging Markets Equity
Underlying Fixed Income Funds	0-50%	13%
U.S. Fixed Income
High Yield Fixed Income
International Fixed Income
Emerging Markets Fixed Income
Other Underlying Funds and Investments	0-20%	6%
Real Estate Funds
HSBC Prime Money Market Fund	0-20%	1%

The Adviser selects Underlying Funds and ETNs for investment using a process involving quantitative and qualitative factors that is designed to determine how well the Underlying Fund or ETN represents its asset class. The Adviser will redeem or sell the Fund’s investment in an Underlying Fund or ETN if the Adviser determines that there is a better alternative selection. The Underlying Funds’ investments may include U.S. and foreign equity securities (including emerging market securities) and investment grade and lower quality corporate and governmental fixed income securities. The Underlying Funds also may invest in financial instruments such as swaps and other derivatives to gain exposure to a particular group of securities, an index or an asset class (such as commodities), or to hedge a position. The Adviser may invest in real estate funds that are organized as mutual funds or ETFs. The percentage weightings are targets that may be adjusted in the Adviser’s discretion.

5

Aggressive Strategy Fund
Summary Section

Principal Investment Risks

You could lose money by investing in the Fund. The Fund has the following principal investment risks (for simplicity, this prospectus may use the term “Fund,” as applicable, to include the Underlying Funds):

  Allocation Risk: The Fund’s ability to achieve its investment goal depends upon the Adviser’s skill in determining the Fund’s target asset and sector allocations and selecting Underlying Funds. The Adviser’s target asset and sector allocations and changes in such allocations may cause the Fund to underperform other similar funds or cause you to lose money. Moreover, the Fund may not achieve its target asset and sector allocations.

  Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

  Equity Securities Risk: The prices of equity securities fluctuate from time to time based on changes in a company’s financial condition or overall market and economic conditions. As a result, the value of equity securities may fluctuate drastically from day to day. The risks of investing in equity securities also include:

    Style Risk: The risk that use of a growth or value investing style may fall out of favor in the marketplace for various periods of time. Growth stock prices reflect projections of future earnings or revenues and may decline dramatically if the company fails to meet those projections. A value stock may not increase in price as anticipated if other investors fail to recognize the company’s value.

    Capitalization Risk: Stocks of large capitalization companies may be volatile in the event of earnings disappointments or other financial developments. Medium and smaller capitalization companies may involve greater risks due to limited product lines and market and financial or managerial resources. Stocks of these companies may also be more volatile, less liquid and subject to the potential for greater declines in stock prices in response to selling pressure. Stocks of smaller capitalization companies generally have more risk than medium capitalization companies.

    Issuer Risk: An issuer’s earnings prospects and overall financial position may deteriorate, causing a decline in the Fund’s net asset value.

  Debt Instruments Risk: The risks of investing in debt instruments include:

    High-Yield Securities (“Junk Bond”) Risk: Investments in high-yield securities (commonly referred to as “junk bonds”) are often considered speculative investments and have significantly higher credit risk than investment-grade securities and tend to be less marketable (i.e., less liquid) than higher rated securities. The prices of high-yield securities, which may be more volatile and less liquid than higher rated securities of similar maturity, may be more vulnerable to adverse market, economic or political conditions.

    Interest Rate Risk: Fluctuations in interest rates may affect the yield and value of investments in income producing or debt instruments. Generally, if interest rates rise, the value of such investments may fall. Investors should note that interest rates are at, or near, historic lows, but will ultimately increase, with unpredictable effects on the markets and the Fund’s investments.

    Credit Risk: The Fund could lose money if an issuer or guarantor of a debt instrument fails to make timely payments of interest or principal or enters bankruptcy. This risk is greater for lower-quality bonds than for bonds that are investment grade.

    Inventory Risk: The market-making capacity in debt markets has declined as a result of reduced broker-dealer inventories relative to fund assets, reduced broker-dealer proprietary trading activity and increased regulatory capital requirements for financial institutions such as banks. Because market makers provide stability to a market through their intermediary services, a significant reduction in dealer market-making capacity has the potential to decrease liquidity and increase volatility in the debt markets.

6

Aggressive Strategy Fund
Summary Section

Principal Investment Risks – (continued)

    Prepayment Risk: During periods of falling interest rates, borrowers may pay off their debt sooner than expected, forcing an Underlying Fund to reinvest the principal proceeds at lower interest rates, resulting in less income.

    Extension Risk: The risk that during periods of rising interest rates, borrowers pay off their debt later than expected, preventing an Underlying Fund from reinvesting principal proceeds at higher interest rates, increasing the Fund’s sensitivity to changes in interest rates and resulting in less income than potentially available.

  Market Risk: The value of the Fund’s investments may decline due to changing economic, political, regulatory or market conditions. Market risk may affect a single issuer, industry or section of the economy or it may affect the economy as a whole. Moreover, the conditions in one country or geographic region could adversely affect the Fund’s investments in a different country or geographic region.

  Foreign Securities Risk: Investments in foreign securities are generally considered riskier than investments in U.S. securities, and are subject to additional risks, including international trade, political, economic and regulatory risks; fluctuating currency exchange rates; less liquid, developed or efficient trading markets; the imposition of exchange controls, confiscations and other government restrictions; and different corporate disclosure and governance standards.

  Emerging Markets Risk: The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: greater market volatility and illiquidity, lower trading volume, delays in trading or settling portfolio securities transactions; currency and capital controls or other government restrictions or intervention, such as expropriation and nationalization; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and higher levels of inflation, deflation or currency devaluation. The prices of securities in emerging markets can fluctuate more significantly than the prices of securities in more developed countries. The less developed the country, the greater effect such risks may have on an investment.

  Derivatives Risk: The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could increase the volatility of the Fund’s net asset value per share and cause you to lose money. Risks associated with derivatives include the risk that the derivative is not well correlated with, and may be more sensitive to market events than, the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; risks arising from margin requirements; and the risk that the derivative transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses, particularly when derivatives are used to enhance return rather than offset risk. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

  Leverage Risk: Leverage created by investments such as derivatives can diminish the Fund’s performance and increase the volatility of the Fund’s net asset value. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

  Currency Risk: Fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between various foreign currencies, may negatively affect the Fund’s performance.

  Index Fund Risk: The performance of an Underlying Fund that is an index fund may not correspond to its benchmark index for any period of time and may underperform the overall stock market.

7

Aggressive Strategy Fund
Summary Section

Principal Investment Risks – (continued)

  Swap Risk: The use of swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument (or index), and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may also subject the Fund to the risk that the counterparty to the transaction may not meet its obligations, causing the Fund’s value to decrease. Swap agreements may also be considered illiquid.

  Real Estate Risk: A portion of the assets of the Fund is allocated to Underlying Funds that invest primarily in real estate related investments. These investments will expose the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

  Exchange Traded Fund Risk: The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund’s investments. ETFs also have management fees that increase their costs versus owning the underlying securities directly.

  Exchange Traded Note Risk: Investments in ETNs involve certain risks, including the credit risk of the issuer of the ETNs, the risks of the underlying reference index or asset, and the risk that an ETN may become illiquid in the event that trading is halted for the ETN or that the price at which the ETN trades may not reflect the returns of the reference index or asset. ETNs also have expenses, like Underlying Funds.

An investment in the Fund is not a deposit of HSBC Bank USA, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

More information about the risks of an investment in the Fund is provided in the “Additional Information About the World Selection Funds’ Investment Strategies and Risks” section of this prospectus.

8

Aggressive Strategy Fund
Summary Section

Performance Bar Chart and Table

The bar chart and table below provide an indication of the risks of an investment in the Fund by showing changes in the Fund’s year-to-year performance and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Performance reflects the historical performance of the Fund during periods when the Fund employed a different asset allocation model and strategy than the Fund currently employs. Past performance, including before- and after-tax returns, does not indicate how the Fund will perform in the future.

The bar chart below shows the Fund’s annual returns for Class A Shares and how performance has varied from year to year. The returns for Class B Shares and Class C Shares will be lower than the Class A Shares’ returns shown in the bar chart because the expenses of the classes differ.

Annual Total Returns as of 12/31 for Class A Shares
(Excluding sales charges, which if included, would cause returns to be lower.)

Best Quarter:	Q3 2009	18.39%
Worst Quarter:	Q4 2008	-23.14%

9

Aggressive Strategy Fund
Summary Section

Performance Bar Chart and Table – (continued)

The table below shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown in the table below are for Class A Shares of the Fund and after-tax returns for Class B and Class C Shares may vary. The table further compares the Fund’s performance over time to that of the Standard & Poor’s 500 Index, a broad-based securities index, the Morgan Stanley Capital International Europe Australasia and Far East Index (“MSCI EAFE Index”), the Barclays Capital U.S. Aggregate Bond Index, the BofA Merrill Lynch U.S. High Yield Master II Index and the Citigroup U.S. Domestic 3-Month T-Bill.

Average Annual Total Returns^ (for the periods ended December 31, 2013)

	Inception			Since
	Date	1 Year	5 Years	Inception
Class A Return Before Taxes	Feb. 14, 2005	16.09%	13.86%	5.93%
Class A Return After Taxes on
Distributions	Feb. 14, 2005	14.28%	13.43%	5.59%
Class A Return After Taxes
Distributions and Sale of Fund Shares	Feb. 14, 2005	10.58%	11.16%	4.08%
Class B Return Before Taxes (with
applicable CDSC)	Feb. 9, 2005	17.33%	14.19%	6.03%
Class C Return Before Taxes
(with applicable CDSC)	June 9, 2005	20.30%	14.18%	6.33%
S&P 500 Index (reflects no deduction
for fees, expenses or taxes)	—	32.39%	17.94%	7.29%	*
MSCI EAFE Index (reflects no deduction
for fees, expenses or taxes)	—	23.29%	12.96%	6.28%	*
Barclays Capital U.S. Aggregate Bond
Index (reflects no deduction for fees,
expenses or taxes)	—	-2.02%	4.44%	4.47%	*
BofA Merrill Lynch U.S. High Yield
Master II Index (reflects no deduction
for fees, expenses or taxes)	—	7.42%	18.65%	8.19%	*
Citigroup U.S. Domestic 3-Month T-Bill
(reflects no deduction for fees,
expenses or taxes)	—	0.05%	0.10%	1.62%	*

^	The Fund implemented its current investment strategy effective January 19, 2010. The performance of the Fund for periods prior to January 19, 2010 is not representative of the Fund’s current investment strategy. During the years ended December 31, 2008, 2009, 2010 and 2011 certain Underlying Funds received a one-time payment in respect of a class action settlement which had the result of increasing their total returns. By virtue of the Fund’s investments in these Underlying Funds, the total return for the years ended December 31, 2008, 2009, 2010 and 2011 was higher than it would have been had these Underlying Funds not received the payment.
*	Since February 9, 2005.

10

Aggressive Strategy Fund
Summary Section

Investment Adviser

HSBC Global Asset Management (USA) Inc. is the Fund’s investment adviser.

Portfolio Manager

Mr. Rayman Bovell, CFA, Senior Vice President and Head of Wealth Portfolio Management at the Adviser, has managed the Fund since February 2014.

Purchasing and Selling Your Shares

You may purchase or redeem Fund shares on any business day by mail (HSBC Funds, PO Box 182845, Columbus, Ohio 43218-2845), wire transfer, or telephone at 1-800-782-8183. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

	Minimum	Minimum
	Initial	Subsequent
Account Type	Investment*	Investment*
Regular (non-retirement)	$1,000	$100
Retirement (IRA)	$250	$100
Automatic Investment Plan	$250	$25

*	Omnibus accounts are eligible to meet the minimums at the omnibus account level.

Class B Shares may no longer be purchased or acquired by any new or existing Class B shareholder, except through dividend and/or capital gains reinvestment.

Tax Information

The Fund intends to declare and pay dividends from net investment income, if any, at least annually. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund, the Adviser or the distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.

11

Balanced Strategy Fund
Summary Section

Class A, Class B and Class C Shares

Investment Objective

The investment objective of the Balanced Strategy Fund (the “Fund”) is long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the HSBC Family of Funds. More information about these and other discounts is available from your financial professional, and is explained in “Distribution Arrangements/Sales Charges” on page 69 of this prospectus and in the Fund’s Statement of Additional Information (“SAI”) in “Right of Accumulation” on page 86.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class B	Class C
Maximum Sales Charge (load) Imposed on Purchases
(as a % of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (load)
(as a % of amount redeemed)	None	4.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay
each year as a percentage of the value of your investment)	Class A	Class B	Class C
Management Fee	0.25%	0.25%	0.25%
Distribution (12b-1) Fee	0.00%	0.75%	0.75%
Other Expenses:
Shareholder Servicing Fee	0.25%	0.25%	0.25%
Other Operating Expenses	0.46%	0.46%	0.46%
Total Other Expenses	0.71%	0.71%	0.71%
Acquired Fund Fees and Expenses	0.74%	0.74%	0.74%
Total Annual Fund Operating Expenses*	1.70%	2.45%	2.45%

*	The Total Annual Fund Operating Expenses do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

12

Balanced Strategy Fund
Summary Section

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$664	$1,009	$1,377	$2,408
Class B Shares	$648	$964	$1,306	$2,432
Class C Shares	$348	$764	$1,306	$2,352

For the share classes listed below, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class B Shares	$248	$764	$1,306	$2,432
Class C Shares	$248	$764	$1,306	$2,352

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in underlying funds. The underlying funds may include mutual funds managed by the Adviser and mutual funds and exchange traded funds (“ETFs”) managed by investment advisers that are not associated with the Adviser (collectively, “Underlying Funds”). The Fund may also purchase or hold exchange traded notes (“ETNs”), which are debt securities issued by financial institutions that pay returns based on the performance of a market index or other reference asset.

The Adviser uses an active or “tactical” asset allocation strategy. This means that the Adviser, at its discretion, may change the Fund’s target asset allocation periodically. The Adviser may consider a number of factors when determining whether to change the Fund’s target asset allocation, including market trends, its outlook for companies with a given market capitalization, and its outlook for asset classes, sectors within asset classes, and such sectors’ performance in various market conditions.

The Adviser anticipates maintaining each element (i.e., asset class or sector within an asset class) of the Fund’s target allocation within a target investment range, and has implemented a “neutral” target allocation for the Fund. The neutral target allocation represents the approximate allocation among asset classes that the Adviser believes would be appropriate for the Fund given its investment objective. The Adviser believes that the Fund’s actual allocation will typically vary (within the investment ranges listed in the table on page 14) from the neutral target allocation. The Adviser will review the neutral target allocation at least annually and may revise the neutral target allocation.

13

Balanced Strategy Fund
Summary Section

Principal Investment Strategies – (continued)

The Adviser also believes that the Fund’s actual allocation may vary from its target allocation as a result of the disparate impact market conditions may have on different elements of the Fund’s target allocation. The Adviser anticipates that the Fund will rebalance its investments from time to time to bring its actual investment allocation in line with its current target allocation if one or more elements of its actual asset allocation varies from the target allocation beyond the tolerance level set for the element by the Adviser.

The Fund is viewed as having a lesser potential for long-term investment returns and less investment risk than the Aggressive Strategy Fund, but a greater potential for long-term investment returns and more investment risk than the Moderate Strategy Fund, Conservative Strategy Fund or Income Strategy Fund.

This table shows how the Adviser expects to allocate the Fund’s investments among asset classes and the sectors that make up each asset class as of February 28, 2014.

		Neutral
	Investment Range	Target Allocation
Asset Class (and Sector)	(Approximate Percentage of the Fund’s Assets)
Underlying Equity Funds	30-80%	54%
Equity Income
U.S. Large Cap Growth
U.S. Large Cap Value
U.S. Small Cap
U.S. Mid-Cap
International Equity
Emerging Markets Equity
Underlying Fixed Income Funds	20-70%	33%
U.S. Fixed Income
High Yield Fixed Income
International Fixed Income
Emerging Markets Fixed Income
Other Underlying Funds and Investments	0-20%	11%
Real Estate Funds
HSBC Prime Money Market Fund	0-20%	1%

The Adviser selects Underlying Funds and ETNs for investment using a process involving quantitative and qualitative factors that is designed to determine how well the Underlying Fund or ETN represents its asset class. The Adviser will redeem or sell the Fund’s investment in an Underlying Fund or ETN if the Adviser determines that there is a better alternative selection. The Underlying Funds’ investments may include U.S. and foreign equity securities (including emerging market securities) and investment grade and lower quality corporate and governmental fixed income securities. The Underlying Funds also may invest in financial instruments such as swaps and other derivatives to gain exposure to a particular group of securities, an index or an asset class (such as commodities), or to hedge a position. The Adviser may invest in real estate funds that are organized as mutual funds or ETFs. The percentage weightings are targets that may be adjusted in the Adviser’s discretion.

14

Balanced Strategy Fund
Summary Section

Principal Investment Risks

You could lose money by investing in the Fund. The Fund has the following principal investment risks (for simplicity, this prospectus may use the term “Fund,” as applicable, to include the Underlying Funds):

  Allocation Risk: The Fund’s ability to achieve its investment goal depends upon the Adviser’s skill in determining the Fund’s target asset and sector allocations and selecting Underlying Funds. The Adviser’s target asset and sector allocations and changes in such allocations may cause the Fund to underperform other similar funds or cause you to lose money. Moreover, the Fund may not achieve its target asset and sector allocations.

  Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

  Equity Securities Risk: The prices of equity securities fluctuate from time to time based on changes in a company’s financial condition or overall market and economic conditions. As a result, the value of equity securities may fluctuate drastically from day to day. The risks of investing in equity securities also include:
  Style Risk: The risk that use of a growth or value investing style may fall out of favor in the marketplace for various periods of time. Growth stock prices reflect projections of future earnings or revenues and may decline dramatically if the company fails to meet those projections. A value stock may not increase in price as anticipated if other investors fail to recognize the company’s value.

  Capitalization Risk: Stocks of large capitalization companies may be volatile in the event of earnings disappointments or other financial developments. Medium and smaller capitalization companies may involve greater risks due to limited product lines and market and financial or managerial resources. Stocks of these companies may also be more volatile, less liquid and subject to the potential for greater declines in stock prices in response to selling pressure. Stocks of smaller capitalization companies generally have more risk than medium capitalization companies.

  Issuer Risk: An issuer’s earnings prospects and overall financial position may deteriorate, causing a decline in the Fund’s net asset value.
  Debt Instruments Risk: The risks of investing in debt instruments include:
  High-Yield Securities (“Junk Bond”) Risk: Investments in high-yield securities (commonly referred to as “junk bonds”) are often considered speculative investments and have significantly higher credit risk than investment-grade securities and tend to be less marketable (i.e., less liquid) than higher rated securities. The prices of high-yield securities, which may be more volatile and less liquid than higher rated securities of similar maturity, may be more vulnerable to adverse market, economic or political conditions.

  Interest Rate Risk: Fluctuations in interest rates may affect the yield and value of investments in income producing or debt instruments. Generally, if interest rates rise, the value of such investments may fall. Investors should note that interest rates are at, or near, historic lows, but will ultimately increase, with unpredictable effects on the markets and the Fund’s investments.

  Credit Risk: The Fund could lose money if an issuer or guarantor of a debt instrument fails to make timely payments of interest or principal or enters bankruptcy. This risk is greater for lower-quality bonds than for bonds that are investment grade.

  Inventory Risk: The market-making capacity in debt markets has declined as a result of reduced broker-dealer inventories relative to fund assets, reduced broker-dealer proprietary trading activity and increased regulatory capital requirements for financial institutions such as banks. Because market makers provide stability to a market through their intermediary services, a significant reduction in dealer market-making capacity has the potential to decrease liquidity and increase volatility in the debt markets.

15

Balanced Strategy Fund
Summary Section

Principal Investment Risks – (continued)

  Prepayment Risk: During periods of falling interest rates, borrowers may pay off their debt sooner than expected, forcing an Underlying Fund to reinvest the principal proceeds at lower interest rates, resulting in less income.

  Extension Risk: The risk that during periods of rising interest rates, borrowers pay off their debt later than expected, preventing an Underlying Fund from reinvesting principal proceeds at higher interest rates, increasing the Fund’s sensitivity to changes in interest rates and resulting in less income than potentially available.
  Market Risk: The value of the Fund’s investments may decline due to changing economic, political, regulatory or market conditions. Market risk may affect a single issuer, industry or section of the economy or it may affect the economy as a whole. Moreover, the conditions in one country or geographic region could adversely affect the Fund’s investments in a different country or geographic region.

  Foreign Securities Risk: Investments in foreign securities are generally considered riskier than investments in U.S. securities, and are subject to additional risks, including international trade, political, economic and regulatory risks; fluctuating currency exchange rates; less liquid, developed or efficient trading markets; the imposition of exchange controls, confiscations and other government restrictions; and different corporate disclosure and governance standards.

  Emerging Markets Risk: The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: greater market volatility and illiquidity, lower trading volume, delays in trading or settling portfolio securities transactions; currency and capital controls or other government restrictions or intervention, such as expropriation and nationalization; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and higher levels of inflation, deflation or currency devaluation. The prices of securities in emerging markets can fluctuate more significantly than the prices of securities in more developed countries. The less developed the country, the greater effect such risks may have on an investment.

  Derivatives Risk: The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could increase the volatility of the Fund’s net asset value per share and cause you to lose money. Risks associated with derivatives include the risk that the derivative is not well correlated with, and may be more sensitive to market events than, the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; risks arising from margin requirements; and the risk that the derivative transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses, particularly when derivatives are used to enhance return rather than offset risk. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

  Leverage Risk: Leverage created by investments such as derivatives can diminish the Fund’s performance and increase the volatility of the Fund’s net asset value. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

  Currency Risk: Fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between various foreign currencies, may negatively affect the Fund’s performance.

  Index Fund Risk: The performance of an Underlying Fund that is an index fund may not correspond to its benchmark index for any period of time and may underperform the overall stock market.

16

Balanced Strategy Fund
Summary Section

Principal Investment Risks – (continued)

  Swap Risk: The use of swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument (or index), and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may also subject the Fund to the risk that the counterparty to the transaction may not meet its obligations, causing the Fund’s value to decrease. Swap agreements may also be considered illiquid.

  Real Estate Risk: A portion of the assets of the Fund is allocated to Underlying Funds that invest primarily in real estate related investments. These investments will expose the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

  Exchange Traded Fund Risk: The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund’s investments. ETFs also have management fees that increase their costs versus owning the underlying securities directly.

  Exchange Traded Note Risk: Investments in ETNs involve certain risks, including the credit risk of the issuer of the ETNs, the risks of the underlying reference index or asset, and the risk that an ETN may become illiquid in the event that trading is halted for the ETN or that the price at which the ETN trades may not reflect the returns of the reference index or asset. ETNs also have expenses, like Underlying Funds.

An investment in the Fund is not a deposit of HSBC Bank USA, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

More information about the risks of an investment in the Fund is provided in the “Additional Information About the World Selection Funds’ Investment Strategies and Risks” section of this prospectus.

17

Balanced Strategy Fund
Summary Section

Performance Bar Chart and Table

The bar chart and table below provide an indication of the risks of an investment in the Fund by showing changes in the Fund’s year-to-year performance and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Performance reflects the historical performance of the Fund during periods when the Fund employed a different asset allocation model and strategy than the Fund currently employs. Past performance, including before- and after-tax returns, does not indicate how the Fund will perform in the future.

The bar chart below shows the Fund’s annual returns for Class A Shares and how performance has varied from year to year. The returns for Class B Shares and Class C Shares will be lower than the Class A Shares’ returns shown in the bar chart because the expenses of the classes differ.

Total Returns as of 12/31 for Class A Shares
(Excluding sales charges, which if included, would cause returns to be lower.)

Best Quarter:	Q3 2009	16.21%
Worst Quarter:	Q4 2008	-19.41%

18

Balanced Strategy Fund
Summary Section

Performance Bar Chart and Table – (continued)

The table below shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown in the table below are for Class A Shares of the Fund and after-tax returns for Class B and Class C Shares may vary. The table further compares the Fund’s performance over time to that of the Standard & Poor’s 500 Index, a broad-based securities index, the Morgan Stanley Capital International Europe Australasia and Far East Index (“MSCI EAFE Index”), the Barclays Capital U.S. Aggregate Bond Index, the BofA Merrill Lynch U.S. High Yield Master II Index and the Citigroup U.S. Domestic 3-Month T-Bill.

Average Annual Total Returns^ (for the periods ended December 31, 2013)

	Inception			Since
	Date	1 Year	5 Years	Inception
Class A Return Before Taxes	Feb. 8, 2005	9.21%	12.57%	5.80%
Class A Return After Taxes on Distributions	Feb. 8, 2005	6.97%	11.63%	5.14%
Class A Return After Taxes on Distributions
and Sale of Fund Shares	Feb. 8, 2005	6.71%	9.90%	4.59%
Class B Return Before Taxes (with
applicable CDSC)	Feb. 1, 2005	10.05%	12.89%	5.99%
Class C Return Before Taxes (with
applicable CDSC)	April 27, 2005	13.12%	12.86%	6.29%
S&P 500 Index (reflects no deduction for
fees, expenses or taxes)	—	32.39%	17.94%	7.31%*
MSCI EAFE Index (reflects no deduction
for fees, expenses or taxes)	—	23.29%	12.96%	6.26%*
Barclays Capital U.S. Aggregate Bond
Index (reflects no deduction for fees,
expenses or taxes)	—	-2.02%	4.44%	4.54%*
BofA Merrill Lynch U.S. High Yield
Master II Index (reflects no deduction
for fees, expenses or taxes)	—	7.42%	18.65%	8.27%*
Citigroup U.S. Domestic 3-Month T-Bill
(reflects no deduction for fees, expenses
or taxes)	—	0.05%	0.10%	1.62%*

^	The Fund implemented its current investment strategy effective January 19, 2010. The performance of the Fund for periods prior to January 19, 2010 is not representative of the Fund’s current investment strategy. During the years ended December 31, 2007, 2008, 2009, 2010 and 2011, certain Underlying Funds received a one-time payment in respect of a class action settlement which had the result of increasing their total returns. By virtue of the Fund’s investments in these Underlying Funds, the total return for the years ended December 31, 2007, 2008, 2009, 2010 and 2011 was higher than it would have been had these Underlying Funds not received the payment.
*	Since February 1, 2005.

19

Balanced Strategy Fund
Summary Section

Investment Adviser

HSBC Global Asset Management (USA) Inc. is the Fund’s investment adviser.

Portfolio Manager

Mr. Rayman Bovell, CFA, Senior Vice President and Head of Wealth Portfolio Management at the Adviser, has managed the Fund since February 2014.

Purchasing and Selling Your Shares

You may purchase or redeem Fund shares on any business day by mail (HSBC Funds, PO Box 182845, Columbus, Ohio 43218-2845), wire transfer, or telephone at 1-800-782-8183. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

	Minimum	Minimum
	Initial	Subsequent
Account Type	Investment*	Investment*
Regular (non-retirement)	$1,000	$100
Retirement (IRA)	$250	$100
Automatic Investment Plan	$250	$25

* Omnibus accounts are eligible to meet the minimums at the omnibus account level.

Class B Shares may no longer be purchased or acquired by any new or existing Class B shareholder, except through dividend and/or capital gains reinvestment.

Tax Information

The Fund intends to declare and pay dividends from net investment income, if any, at least annually. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund, the Adviser or the distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.

20

Moderate Strategy Fund
Summary Section

Class A, Class B and Class C Shares

Investment Objective

The investment objective of the Moderate Strategy Fund (the “Fund”) is high total return consisting of long-term growth of capital and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the HSBC Family of Funds. More information about these and other discounts is available from your financial professional, and is explained in “Distribution Arrangements/Sales Charges” on page 69 of this prospectus and in the Fund’s Statement of Additional Information (“SAI”) in “Right of Accumulation” on page 86.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class B	Class C
Maximum Sales Charge (load) Imposed on Purchases
(as a % of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (load)
(as a % of amount redeemed)	None	4.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay
each year as a percentage of the value of your investment)	Class A	Class B	Class C
Management Fee	0.25%	0.25%	0.25%
Distribution (12b-1) Fee	0.00%	0.75%	0.75%
Other Expenses:
Shareholder Servicing Fee	0.25%	0.25%	0.25%
Other Operating Expenses	0.52%	0.52%	0.52%
Total Other Expenses	0.77%	0.77%	0.77%
Acquired Fund Fees and Expenses	0.74%	0.74%	0.74%
Total Annual Fund Operating Expenses*	1.76%	2.51%	2.51%

*	The Total Annual Fund Operating Expenses do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

21

Moderate Strategy Fund
Summary Section

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$670	$1,026	$1,406	$2,469
Class B Shares	$654	$982	$1,335	$2,493
Class C Shares	$354	$782	$1,335	$2,414

For the share classes listed below, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class B Shares	$254	$782	$1,335	$2,493
Class C Shares	$254	$782	$1,335	$2,414

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in underlying funds. The underlying funds may include mutual funds managed by the Adviser and mutual funds and exchange traded funds (“ETFs”) managed by investment advisers that are not associated with the Adviser (collectively, “Underlying Funds”). The Fund may also purchase or hold exchange traded notes (“ETNs”), which are debt securities issued by financial institutions that pay returns based on the performance of a market index or other reference asset.

The Adviser uses an active or “tactical” asset allocation strategy. This means that the Adviser, at its discretion, may change the Fund’s target asset allocation periodically. The Adviser may consider a number of factors when determining whether to change the Fund’s target asset allocation, including market trends, its outlook for companies with a given market capitalization, and its outlook for asset classes, sectors within asset classes, and such sectors’ performance in various market conditions.

The Adviser anticipates maintaining each element (i.e., asset class or sector within an asset class) of the Fund’s target allocation within a target investment range, and has implemented a “neutral” target allocation for the Fund. The neutral target allocation represents the approximate allocation among asset classes that the Adviser believes would be appropriate for the Fund given its investment objective. The Adviser believes that the Fund’s actual allocation will typically vary (within the investment ranges listed in the table on page 23) from the neutral target allocation. The Adviser will review the neutral target allocation at least annually and may revise the neutral target allocation.

22

Moderate Strategy Fund
Summary Section

Principal Investment Strategies – (continued)

The Adviser also believes that the Fund’s actual allocation may vary from its target allocation as a result of the disparate impact market conditions may have on different elements of the Fund’s target allocation. The Adviser anticipates that the Fund will rebalance its investments from time to time to bring its actual investment allocation in line with its current target allocation if one or more elements of its actual asset allocation varies from the target allocation beyond the tolerance level set for the element by the Adviser.

The Fund is viewed as having a lesser potential for long-term investment returns and less investment risk than the Aggressive Strategy Fund or Balanced Strategy Fund, but a greater potential for long-term investment returns and more investment risk than the Conservative Strategy Fund or Income Strategy Fund.

This table shows how the Adviser expects to allocate the Fund’s investments among asset classes and the sectors that make up each asset class as of February 28, 2014.

		Neutral
	Investment Range	Target Allocation
Asset Class (and Sector)	(Approximate Percentage of the Fund’s Assets)
Underlying Equity Funds	20-70%	39%
Equity Income
U.S. Large Cap Growth
U.S. Large Cap Value
U.S. Small Cap
U.S. Mid-Cap
International Equity
Emerging Markets Equity
Underlying Fixed Income Funds	30-80%	48%
U.S. Fixed Income
High Yield Fixed Income
International Fixed Income
Emerging Markets Fixed Income
Other Underlying Funds and Investments	0-20%	11%
Real Estate Funds
HSBC Prime Money Market Fund	0-20%	2%

The Adviser selects Underlying Funds and ETNs for investment using a process involving quantitative and qualitative factors that is designed to determine how well the Underlying Fund or ETN represents its asset class. The Adviser will redeem or sell the Fund’s investment in an Underlying Fund or ETN if the Adviser determines that there is a better alternative selection. The Underlying Funds’ investments may include U.S. and foreign equity securities (including emerging market securities) and investment grade and lower quality corporate and governmental fixed income securities. The Underlying Funds also may invest in financial instruments such as swaps and other derivatives to gain exposure to a particular group of securities, an index or an asset class (such as commodities), or to hedge a position. The Adviser may invest in real estate funds that are organized as mutual funds or ETFs. The percentage weightings are targets that may be adjusted in the Adviser’s discretion.

23

Moderate Strategy Fund
Summary Section

Principal Investment Risks

You could lose money by investing in the Fund. The Fund has the following principal investment risks (for simplicity, this prospectus may use the term “Fund,” as applicable, to include the Underlying Funds):

  Allocation Risk: The Fund’s ability to achieve its investment goal depends upon the Adviser’s skill in determining the Fund’s target asset and sector allocations and selecting Underlying Funds. The Adviser’s target asset and sector allocations and changes in such allocations may cause the Fund to underperform other similar funds or cause you to lose money. Moreover, the Fund may not achieve its target asset and sector allocations.

  Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

  Equity Securities Risk: The prices of equity securities fluctuate from time to time based on changes in a company’s financial condition or overall market and economic conditions. As a result, the value of equity securities may fluctuate drastically from day to day. The risks of investing in equity securities also include:

    Style Risk: The risk that use of a growth or value investing style may fall out of favor in the marketplace for various periods of time. Growth stock prices reflect projections of future earnings or revenues and may decline dramatically if the company fails to meet those projections. A value stock may not increase in price as anticipated if other investors fail to recognize the company’s value.

    Capitalization Risk: Stocks of large capitalization companies may be volatile in the event of earnings disappointments or other financial developments. Medium and smaller capitalization companies may involve greater risks due to limited product lines and market and financial or managerial resources. Stocks of these companies may also be more volatile, less liquid and subject to the potential for greater declines in stock prices in response to selling pressure. Stocks of smaller capitalization companies generally have more risk than medium capitalization companies.

    Issuer Risk: An issuer’s earnings prospects and overall financial position may deteriorate, causing a decline in the Fund’s net asset value.

  Debt Instruments Risk: The risks of investing in debt instruments include:

    High-Yield Securities (“Junk Bond”) Risk: Investments in high-yield securities (commonly referred to as “junk bonds”) are often considered speculative investments and have significantly higher credit risk than investment-grade securities and tend to be less marketable (i.e., less liquid) than higher rated securities. The prices of high-yield securities, which may be more volatile and less liquid than higher rated securities of similar maturity, may be more vulnerable to adverse market, economic or political conditions.

    Interest Rate Risk: Fluctuations in interest rates may affect the yield and value of investments in income producing or debt instruments. Generally, if interest rates rise, the value of such investments may fall. Investors should note that interest rates are at, or near, historic lows, but will ultimately increase, with unpredictable effects on the markets and the Fund’s investments.

    Credit Risk: The Fund could lose money if an issuer or guarantor of a debt instrument fails to make timely payments of interest or principal or enters bankruptcy. This risk is greater for lower-quality bonds than for bonds that are investment grade.

    Inventory Risk: The market-making capacity in debt markets has declined as a result of reduced broker-dealer inventories relative to fund assets, reduced broker-dealer proprietary trading activity and increased regulatory capital requirements for financial institutions such as banks. Because market makers provide stability to a market through their intermediary services, a significant reduction in dealer market-making capacity has the potential to decrease liquidity and increase volatility in the debt markets.

24

Moderate Strategy Fund
Summary Section

Principal Investment Risks – (continued)

    Prepayment Risk: During periods of falling interest rates, borrowers may pay off their debt sooner than expected, forcing an Underlying Fund to reinvest the principal proceeds at lower interest rates, resulting in less income.

    Extension Risk: The risk that during periods of rising interest rates, borrowers pay off their debt later than expected, preventing an Underlying Fund from reinvesting principal proceeds at higher interest rates, increasing the Fund’s sensitivity to changes in interest rates and resulting in less income than potentially available.

  Market Risk: The value of the Fund’s investments may decline due to changing economic, political, regulatory or market conditions. Market risk may affect a single issuer, industry or section of the economy or it may affect the economy as a whole. Moreover, the conditions in one country or geographic region could adversely affect the Fund’s investments in a different country or geographic region.

  Foreign Securities Risk: Investments in foreign securities are generally considered riskier than investments in U.S. securities, and are subject to additional risks, including international trade, political, economic and regulatory risks; fluctuating currency exchange rates; less liquid, developed or efficient trading markets; the imposition of exchange controls, confiscations and government restrictions, and different corporate disclosure and governance standards.

  Emerging Markets Risk: The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: greater market volatility and illiquidity, lower trading volume, delays in trading or settling portfolio securities transactions; currency and capital controls or other government restrictions or intervention, such as expropriation and nationalization; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and higher levels of inflation, deflation or currency devaluation. The prices of securities in emerging markets can fluctuate more significantly than the prices of securities in more developed countries. The less developed the country, the greater effect such risks may have on an investment.

  Derivatives Risk: The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could increase the volatility of the Fund’s net asset value per share and cause you to lose money. Risks associated with derivatives include the risk that the derivative is not well correlated with, and may be more sensitive to market events than, the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; risks arising from margin requirements; and the risk that the derivative transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses, particularly when derivatives are used to enhance return rather than offset risk. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

  Leverage Risk: Leverage created by investments such as derivatives can diminish the Fund’s performance and increase the volatility of the Fund’s net asset value. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

  Currency Risk: Fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between various foreign currencies, may negatively affect the Fund’s performance.

  Index Fund Risk: The performance of an Underlying Fund that is an index fund may not correspond to its benchmark index for any period of time and may underperform the overall stock market.

25

Moderate Strategy Fund
Summary Section

Principal Investment Risks – (continued)

  Swap Risk: The use of swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument (or index), and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may also subject the Fund to the risk that the counterparty to the transaction may not meet its obligations, causing the Fund’s value to decrease. Swap agreements may also be considered illiquid.

  Real Estate Risk: A portion of the assets of the Fund is allocated to Underlying Funds that invest primarily in real estate related investments. These investments will expose the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

  Exchange Traded Fund Risk: The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund’s investments. ETFs also have management fees that increase their costs versus owning the underlying securities directly.

  Exchange Traded Note Risk: Investments in ETNs involve certain risks, including the credit risk of the issuer of the ETNs, the risks of the underlying reference index or asset, and the risk that an ETN may become illiquid in the event that trading is halted for the ETN or that the price at which the ETN trades may not reflect the returns of the reference index or asset. ETNs also have expenses, like Underlying Funds.

An investment in the Fund is not a deposit of HSBC Bank USA, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

More information about the risks of an investment in the Fund is provided in the “Additional Information About the World Selection Funds’ Investment Strategies and Risks” section of this prospectus.

26

Moderate Strategy Fund
Summary Section

Performance Bar Chart and Table

The bar chart and table below provide an indication of the risks of an investment in the Fund by showing changes in the Fund’s year-to-year performance and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Performance reflects the historical performance of the Fund during periods when the Fund employed a different asset allocation model and strategy than the Fund currently employs. Past performance, including before- and after-tax returns, does not indicate how the Fund will perform in the future.

The bar chart below shows the Fund’s annual returns for Class A Shares and how performance has varied from year to year. The returns for Class B Shares and Class C Shares will be lower than the Class A Shares’ returns shown in the bar chart because the expenses of the classes differ.

Annual Total Returns as of 12/31 for Class A Shares
(Excluding sales charges, which if included, would cause returns to be lower.)

Best Quarter:	Q3 2009	13.43%
Worst Quarter:	Q4 2008	-15.57%

27

Moderate Strategy Fund
Summary Section

Performance Bar Chart and Table – (continued)

The table below shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown in the table below are for Class A Shares of the Fund and after-tax returns for Class B and Class C Shares may vary. The table further compares the Fund’s performance over time to that of the Standard & Poor’s 500 Index, a broad-based securities index, the Morgan Stanley Capital International Europe Australasia and Far East Index (“MSCI EAFE Index”), the Barclays Capital U.S. Aggregate Bond Index, the BofA Merrill Lynch U.S. High Yield Master II Index and the Citigroup U.S. Domestic 3-Month T-Bill.

Average Annual Total Returns^ (for the periods ended December 31, 2013)

	Inception			Since
	Date	1 Year	5 Years	Inception
Class A Return Before Taxes	Feb. 3, 2005	4.09%	10.65%	5.01%
Class A Return After Taxes on
Distributions	Feb. 3, 2005	2.44%	9.59%	4.20%
Class A Return After Taxes on
Distributions and Sale of Fund Shares	Feb. 3, 2005	3.30%	8.20%	3.82%
Class B Return Before Taxes (with
applicable CDSC)	Feb. 1, 2005	4.70%	10.93%	5.16%
Class C Return Before Taxes (with
applicable CDSC)	June 9, 2005	7.68%	10.93%	5.17%
S&P 500 Index (reflects no deduction for
fees, expenses or taxes)	—	32.39%	17.94%	7.31	%*
MSCI EAFE Index (reflects no deduction for
fees, expenses or taxes)	—	23.29%	12.96%	6.26	%*
Barclays Capital U.S. Aggregate Bond
Index (reflects no deduction for fees,
expenses or taxes)	—	-2.02%	4.44%	4.54	%*
BofA Merrill Lynch U.S. High Yield
Master II Index (reflects no deduction
for fees, expenses or taxes)	—	7.42%	18.65%	8.27	%*
Citigroup U.S. Domestic 3-Month T-Bill
(reflects no deduction for fees, expenses
or taxes)	—	0.05%	0.10%	1.62	%*

^	The Fund implemented its current investment strategy effective January 19, 2010. The performance of the Fund for periods prior to January 19, 2010 is not representative of the Fund’s current investment strategy. During the years ended December 31, 2007, 2008, 2009, 2010 and 2011, certain Underlying Funds received a one-time payment in respect of a class action settlement which had the result of increasing their total returns. By virtue of the Fund’s investments in these Underlying Funds, the total return for the years ended December 31, 2007, 2008, 2009, 2010 and 2011 was higher than it would have been had these Underlying Funds not received the payment.
*	Since February 1, 2005.

28

Moderate Strategy Fund
Summary Section

Investment Adviser

HSBC Global Asset Management (USA) Inc. is the Fund’s investment adviser.

Portfolio Manager

Mr. Rayman Bovell, CFA, Senior Vice President and Head of Wealth Portfolio Management at the Adviser, has managed the Fund since February 2014.

Purchasing and Selling Your Shares

You may purchase or redeem Fund shares on any business day by mail (HSBC Funds, PO Box 182845, Columbus, Ohio 43218-2845), wire transfer, or telephone at 1-800-782-8183. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

	Minimum	Minimum
	Initial	Subsequent
Account Type	Investment*	Investment*
Regular (non-retirement)	$1,000	$100
Retirement (IRA)	$250	$100
Automatic Investment Plan	$250	$25

*	Omnibus accounts are eligible to meet the minimums at the omnibus account level.

Class B Shares may no longer be purchased or acquired by any new or existing Class B shareholder, except through dividend and/or capital gains reinvestment.

Tax Information

The Fund intends to declare and pay dividends from net investment income, if any, quarterly. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund, the Adviser or the distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.

29

Conservative Strategy Fund
Summary Section

Class A, Class B and Class C Shares

Investment Objective

The investment objective of the Conservative Strategy Fund (the “Fund”) is high total return consisting of long-term growth of capital and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the HSBC Family of Funds. More information about these and other discounts is available from your financial professional, and is explained in “Distribution Arrangements/Sales Charges” on page 69 of this prospectus and in the Fund’s Statement of Additional Information (“SAI”) in “Right of Accumulation” on page 86.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class B	Class C
Maximum Sales Charge (load) Imposed on Purchases
(as a % of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (load)
(as a % of amount redeemed)	None	4.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay
each year as a percentage of the value of your investment)	Class A	Class B	Class C
Management Fee	0.25%	0.25%	0.25%
Distribution (12b-1) Fee	0.00%	0.75%	0.75%
Other Expenses:
Shareholder Servicing Fee	0.25%	0.25%	0.25%
Other Operating Expenses	0.72%	0.72%	0.72%
Total Other Expenses	0.97%	0.97%	0.97%
Acquired Fund Fees and Expenses	0.72%	0.72%	0.72%
Total Annual Fund Operating Expenses*	1.94%	2.69%	2.69%

*	The Total Annual Fund Operating Expenses do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

30

Conservative Strategy Fund
Summary Section

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$687	$1,079	$1,495	$2,651
Class B Shares	$672	$1,035	$1,425	$2,676
Class C Shares	$372	$835	$1,425	$2,598

For the share classes listed below, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class B Shares	$272	$835	$1,425	$2,676
Class C Shares	$272	$835	$1,425	$2,598

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in underlying funds. The underlying funds may include mutual funds managed by the Adviser and mutual funds and exchange traded funds (“ETFs”) managed by investment advisers that are not associated with the Adviser (collectively, “Underlying Funds”). The Fund may also purchase or hold exchange traded notes (“ETNs”), which are debt securities issued by financial institutions that pay returns based on the performance of a market index or other reference asset.

The Adviser uses an active or “tactical” asset allocation strategy. This means that the Adviser, at its discretion, may change the Fund’s target asset allocation periodically. The Adviser may consider a number of factors when determining whether to change the Fund’s target asset allocation, including market trends, its outlook for companies with a given market capitalization, and its outlook for asset classes, sectors within asset classes, and such sectors’ performance in various market conditions.

The Adviser anticipates maintaining each element (i.e., asset class or sector within an asset class) of the Fund’s target allocation within a target investment range, and has implemented a “neutral” target allocation for the Fund. The neutral target allocation represents the approximate allocation among asset classes that the Adviser believes would be appropriate for the Fund given its investment objective. The Adviser believes that the Fund’s actual allocation will typically vary (within the investment ranges listed in the table on page 32) from the neutral target allocation. The Adviser will review the neutral target allocation at least annually and may revise the neutral target allocation.

31

Conservative Strategy Fund
Summary Section

Principal Investment Strategies – (continued)

The Adviser also believes that the Fund’s actual allocation may vary from its target allocation as a result of the disparate impact market conditions may have on different elements of the Fund’s target allocation. The Adviser anticipates that the Fund will rebalance its investments from time to time to bring its actual investment allocation in line with its current target allocation if one or more elements of its actual asset allocation varies from the target allocation beyond the tolerance level set for the element by the Adviser.

The Fund and the Income Strategy Fund are viewed as having the lowest potential for long-term investment returns, as well as the lowest investment risk, of the Funds in this prospectus.

This table shows how the Adviser expects to allocate the Fund’s investments among asset classes and the sectors that make up each asset class as of February 28, 2014.

		Neutral
	Investment Range	Target Allocation
Asset Class (and Sector)	(Approximate Percentage of the Fund’s Assets)
Underlying Equity Funds	0-50%	23%
Equity Income
U.S. Large Cap Growth
U.S. Large Cap Value
U.S. Small Cap
U.S. Mid-Cap
International Equity
Emerging Markets Equity
Underlying Fixed Income Funds	50-100%	65%
U.S. Fixed Income
High Yield Fixed Income
International Fixed Income
Emerging Markets Fixed Income
Other Underlying Funds and Investments	0-20%	10%
Real Estate Funds
HSBC Prime Money Market Fund	0-20%	2%

The Adviser selects Underlying Funds and ETNs for investment using a process involving quantitative and qualitative factors that is designed to determine how well the Underlying Fund or ETN represents its asset class. The Adviser will redeem or sell the Fund’s investment in an Underlying Fund or ETN if the Adviser determines that there is a better alternative selection. The Underlying Funds’ investments may include U.S. and foreign equity securities (including emerging market securities) and investment grade and lower quality corporate and governmental fixed income securities. The Underlying Funds also may invest in financial instruments such as swaps and other derivatives to gain exposure to a particular group of securities, an index or an asset class (such as commodities), or to hedge a position. The Adviser may invest in real estate funds that are organized as mutual funds or ETFs. The percentage weightings are targets that may be adjusted in the Adviser’s discretion.

32

Conservative Strategy Fund
Summary Section

Principal Investment Risks

You could lose money by investing in the Fund. The Fund has the following principal investment risks (for simplicity, this prospectus may use the term “Fund,” as applicable, to include the Underlying Funds.

  Allocation Risk: The Fund’s ability to achieve its investment goal depends upon the Adviser’s skill in determining the Fund’s target asset and sector allocations and selecting Underlying Funds. The Adviser’s target asset and sector allocations and changes in such allocations may cause the Fund to underperform other similar funds or cause you to lose money. Moreover, the Fund may not achieve its target asset and sector allocations.

  Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

  Equity Securities Risk: The prices of equity securities fluctuate from time to time based on changes in a company’s financial condition or overall market and economic conditions. As a result, the value of equity securities may fluctuate drastically from day to day. The risks of investing in equity securities also include:

    Style Risk: The risk that use of a growth or value investing style may fall out of favor in the marketplace for various periods of time. Growth stock prices reflect projections of future earnings or revenues and may decline dramatically if the company fails to meet those projections. A value stock may not increase in price as anticipated if other investors fail to recognize the company’s value.

    Capitalization Risk: Stocks of large capitalization companies may be volatile in the event of earnings disappointments or other financial developments. Medium and smaller capitalization companies may involve greater risks due to limited product lines and market and financial or managerial resources. Stocks of these companies may also be more volatile, less liquid and subject to the potential for greater declines in stock prices in response to selling pressure. Stocks of smaller capitalization companies generally have more risk than medium capitalization companies.

    Issuer Risk: An issuer’s earnings prospects and overall financial position may deteriorate, causing a decline in the Fund’s net asset value.

  Debt Instruments Risk: The risks of investing in debt instruments include:

    High-Yield Securities (“Junk Bond”) Risk: Investments in high-yield securities (commonly referred to as “junk bonds”) are often considered speculative investments and have significantly higher credit risk than investment-grade securities and tend to be less marketable (i.e., less liquid) than higher rated securities. The prices of high-yield securities, which may be more volatile and less liquid than higher rated securities of similar maturity, may be more vulnerable to adverse market, economic or political conditions.

    Interest Rate Risk: Fluctuations in interest rates may affect the yield and value of investments in income producing or debt instruments. Generally, if interest rates rise, the value of such investments may fall. Investors should note that interest rates are at, or near, historic lows, but will ultimately increase, with unpredictable effects on the markets and the Fund’s investments.

    Credit Risk: The Fund could lose money if an issuer or guarantor of a debt instrument fails to make timely payments of interest or principal or enters bankruptcy. This risk is greater for lower-quality bonds than for bonds that are investment grade.

    Inventory Risk: The market-making capacity in debt markets has declined as a result of reduced broker-dealer inventories relative to fund assets, reduced broker-dealer proprietary trading activity and increased regulatory capital requirements for financial institutions such as banks. Because market makers provide stability to a market through their intermediary services, a significant reduction in dealer market-making capacity has the potential to decrease liquidity and increase volatility in the debt markets.

33

Conservative Strategy Fund
Summary Section

Principal Investment Risks – (continued)

  Prepayment Risk: During periods of falling interest rates, borrowers may pay off their debt sooner than expected, forcing an Underlying Fund to reinvest the principal proceeds at lower interest rates, resulting in less income.

  Extension Risk: The risk that during periods of rising interest rates, borrowers pay off their debt later than expected, preventing an Underlying Fund from reinvesting principal proceeds at higher interest rates, increasing the Fund’s sensitivity to changes in interest rates and resulting in less income than potentially available.
  Market Risk: The value of the Fund’s investments may decline due to changing economic, political, regulatory or market conditions. Market risk may affect a single issuer, industry or section of the economy or it may affect the economy as a whole. Moreover, the conditions in one country or geographic region could adversely affect the Fund’s investments in a different country or geographic region.

  Foreign Securities Risk: Investments in foreign securities are generally considered riskier than investments in U.S. securities, and are subject to additional risks, including international trade, political, economic and regulatory risks; fluctuating currency exchange rates; less liquid, developed or efficient trading markets; the imposition of exchange controls, confiscations and other government restrictions; and different corporate disclosure and governance standards.

  Emerging Markets Risk: The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: greater market volatility and illiquidity, lower trading volume, delays in trading or settling portfolio securities transactions; currency and capital controls or other government restrictions or intervention, such as expropriation and nationalization; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and higher levels of inflation, deflation or currency devaluation. The prices of securities in emerging markets can fluctuate more significantly than the prices of securities in more developed countries. The less developed the country, the greater effect such risks may have on an investment.

  Derivatives Risk: The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could increase the volatility of the Fund’s net asset value per share and cause you to lose money. Risks associated with derivatives include the risk that the derivative is not well correlated with, and may be more sensitive to market events than, the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; risks arising from margin requirements; and the risk that the derivative transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses, particularly when derivatives are used to enhance return rather than offset risk. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

  Leverage Risk: Leverage created by investments such as derivatives can diminish the Fund’s performance and increase the volatility of the Fund’s net asset value. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

  Currency Risk: Fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between various foreign currencies, may negatively affect the Fund’s performance.

34

Conservative Strategy Fund
Summary Section

Principal Investment Risks – (continued)

  Index Fund Risk: The performance of an Underlying Fund that is an index fund may not correspond to its benchmark index for any period of time and may underperform the overall stock market.

  Swap Risk: The use of swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument (or index), and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may also subject the Fund to the risk that the counterparty to the transaction may not meet its obligations, causing the Fund’s value to decrease. Swap agreements may also be considered illiquid.

  Real Estate Risk: A portion of the assets of the Fund is allocated to Underlying Funds that invest primarily in real estate related investments. These investments will expose the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

  Exchange Traded Fund Risk: The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund’s investments. ETFs also have management fees that increase their costs versus owning the underlying securities directly.

  Exchange Traded Note Risk: Investments in ETNs involve certain risks, including the credit risk of the issuer of the ETNs, the risks of the underlying reference index or asset, and the risk that an ETN may become illiquid in the event that trading is halted for the ETN or that the price at which the ETN trades may not reflect the returns of the reference index or asset. ETNs also have expenses, like Underlying Funds.

An investment in the Fund is not a deposit of HSBC Bank USA, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

More information about the risks of an investment in the Fund is provided in the “More About Risks and Investment Strategies” section of this prospectus.

35

Conservative Strategy Fund
Summary Section

Performance Bar Chart and Table

The bar chart and table below provide an indication of the risks of an investment in the Fund by showing changes in the Fund’s year-to-year performance and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Performance reflects the historical performance of the Fund during periods when the Fund employed a different asset allocation model and strategy than the Fund currently employs. Past performance, including before- and after-tax returns, does not indicate how the Fund will perform in the future.

The bar chart below shows the Fund’s annual returns for Class A Shares and how performance has varied from year to year. The returns for Class B Shares and Class C Shares will be lower than the Class A Shares’ returns shown in the bar chart because the expenses of the classes differ.

Annual Total Returns as of 12/31 for Class A Shares
(Excluding sales charges, which if included, would cause returns to be lower.)

Best Quarter:	Q2 2009	10.18%
Worst Quarter:	Q4 2008	-11.36%

36

Conservative Strategy Fund
Summary Section

Performance Bar Chart and Table – (continued)

The table below shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown in the table below are for Class A Shares of the Fund and after-tax returns for Class B and Class C Shares may vary. The table further compares the Fund’s performance over time to that of the Standard & Poor’s 500 Index, a broad-based securities index, the Morgan Stanley Capital International Europe Australasia and Far East Index (“MSCI EAFE Index”), the Barclays Capital U.S. Aggregate Bond Index, the BofA Merrill Lynch U.S. High Yield Master II Index and the Citigroup U.S. Domestic 3-Month T-Bill.

Average Annual Total Returns^ (for the periods ended December 31, 2013)

	Inception			Since
	Date	1 Year	5 Years	Inception
Class A Return Before Taxes	Feb. 23, 2005	-0.26%	8.31%	4.18%
Class A Return After Taxes on
Distributions	Feb. 23, 2005	-1.70%	7.21%	3.26%
Class A Return After Taxes on
Distributions and Sale of Fund Shares	Feb. 23, 2005	0.46%	6.22%	3.04%
Class B Return Before Taxes (with
applicable CDSC)	Feb. 17, 2005	0.13%	8.61%	4.21%
Class C Return Before Taxes (with
applicable CDSC)	April 19, 2005	3.20%	8.61%	4.69%
S&P 500 Index (reflects no deduction
for fees, expenses or taxes)	—	32.39%	17.94%	7.22%*
MSCI EAFE Index (reflects no deduction
for fees, expenses or taxes)	—	23.29%	12.96%	5.99%*
Barclays Capital U.S. Aggregate Bond
Index (reflects no deduction for fees,
expenses or taxes)	—	-2.02%	4.44%	4.56%*
BofA Merrill Lynch U.S. High Yield
Master II Index (reflects no deduction
for fees, expenses or taxes)	—	7.42%	18.65%	8.18%*
Citigroup U.S. Domestic 3-Month T-Bill
(reflects no deduction for fees, expenses
or taxes)	—	0.05%	0.10%	1.63%*

^	The Fund implemented its current investment strategy effective January 19, 2010. The performance of the Fund for periods prior to January 19, 2010 is not representative of the Fund’s current investment strategy. During the years ended December 31, 2007, 2008, 2009, 2010 and 2011, certain Underlying Funds received a one-time payment in respect of a class action settlement which had the result of increasing their total returns. By virtue of the Fund’s investments in these Underlying Funds, the total return for the years ended December 31, 2007, 2008, 2009, 2010 and 2011 was higher than it would have been had these Underlying Funds not received the payment.
*	Since February 17, 2005.

37

Conservative Strategy Fund
Summary Section

Investment Adviser

HSBC Global Asset Management (USA) Inc. is the Fund’s investment adviser.

Portfolio Manager

Mr. Rayman Bovell, CFA, Senior Vice President and Head of Wealth Portfolio Management at the Adviser, has managed the Fund since February 2014.

Purchasing and Selling Your Shares

You may purchase or redeem Fund shares on any business day by mail (HSBC Funds, PO Box 182845, Columbus, Ohio 43218-2845), wire transfer, or telephone at 1-800-782-8183. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

	Minimum	Minimum
	Initial	Subsequent
Account Type	Investment*	Investment*
Regular (non-retirement)	$1,000	$100
Retirement (IRA)	$ 250	$100
Automatic Investment Plan	$ 250	$ 25

* Omnibus accounts are eligible to meet the minimums at the omnibus account level.

Class B Shares may no longer be purchased or acquired by any new or existing Class B shareholder, except through dividend and/or capital gains reinvestment.

Tax Information

The Fund intends to declare and pay dividends from net investment income, if any, quarterly. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund, the Adviser or the distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.

38

Income Strategy Fund
Summary Section

Class A, Class B and Class C Shares

Investment Objective

The investment objective of the Income Strategy Fund (the “Fund”) is to provide current income. The Fund’s secondary objective is to provide long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the HSBC Family of Funds. More information about these and other discounts is available from your financial professional, and is explained in “Distribution Arrangements/Sales Charges” on page 69 of this prospectus and in the Fund’s Statement of Additional Information (“SAI”) in “Right of Accumulation” on page 86.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class B	Class C
Maximum Sales Charge (load) Imposed on Purchases
(as a % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (load)
(as a % of amount redeemed)	None	4.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay
each year as a percentage of the value of your investment)	Class A	Class B	Class C
Management Fee	0.25%	0.25%	0.25%
Distribution (12b-1) Fee	0.00%	0.75%	0.75%
Other Expenses:
Shareholder Servicing Fee	0.25%	0.25%	0.25%
Other Operating Expenses	13.14%	13.14%	13.14%
Total Other Expenses	13.39%	13.39%	13.39%
Acquired Fund Fees and Expenses	0.78%	0.78%	0.78%
Total Annual Fund Operating Expenses*	14.42%	15.17%	15.17%
Fee Waiver and/or Expense Reimbursement**	12.14%	12.14%	12.14%
Total Annual Fund Operating Expenses After Fee Waiver and/or
Expense Reimbursement	2.28%	3.03%	3.03%

*	The Total Annual Fund Operating Expenses do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
**	HSBC Global Asset Management (USA) Inc., the Fund’s investment adviser (“Adviser”), has entered into a contractual expense limitation agreement with the Fund (“Expense Limitation Agreement”) under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other than the HSBC Growth Portfolio and the HSBC Opportunity Portfolio) to an annual rate of 1.50% for Class A Shares, 2.25% for Class B Shares and 2.25% for Class C Shares. Any amounts contractually waived or reimbursed by the Adviser will be subject to repayment by the Fund to the Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. The expense limitation shall be in effect until March 1, 2015. The Expense Limitation Agreement shall terminate upon the termination of the Amended and Restated Master Investment Advisory Contract between HSBC Funds (the “Trust”) and the Adviser, or it may be terminated upon written notice to the Adviser by the Trust.

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Income Strategy Fund
Summary Section

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example takes the Fund’s Expense Limitation Agreement into account for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$695	$3,257	$5,360	$9,109
Class B Shares	$706	$3,293	$5,342	$9,142
Class C Shares	$406	$3,093	$5,342	$9,122

For the share classes listed below, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class B Shares	$306	$3,093	$5,342	$9,142
Class C Shares	$306	$3,093	$5,342	$9,122

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in underlying funds. The underlying funds may include mutual funds managed by the Adviser, mutual funds and exchange traded funds (“ETFs”) managed by investment advisers that are not associated with the Adviser (collectively, “Underlying Funds”). The Fund may also purchase or hold exchange traded notes (“ETNs”) which are debt securities issued by financial institutions that pay returns based on the performance of a market index or other reference asset.

The Adviser uses an active or “tactical” asset allocation strategy. This means that the Adviser, at its discretion, may change the Fund’s target asset allocation periodically. The Adviser may consider a number of factors when determining whether to change the Fund’s target asset allocation, including market trends, its outlook for asset classes, sectors within asset classes, and such sectors’ performance in various market conditions.

The Adviser anticipates maintaining each element (i.e., asset class or sector within an asset class) of the Fund’s target allocation within a target investment range, and has implemented a “neutral” target allocation for the Fund. The neutral target allocation represents the approximate allocation among asset classes that the Adviser believes would be appropriate for the Fund given its investment objective. The Adviser believes that the Fund’s actual allocation will typically vary (within the investment ranges listed in the table on page 41) from the neutral target allocation. The Adviser will review the neutral target allocation at least annually and may revise the neutral target allocation.

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Income Strategy Fund
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Principal Investment Strategies – (continued)

The Adviser also believes that the Fund’s actual allocation may vary from its target allocation as a result of the disparate impact market conditions may have on different elements of the Fund’s target allocation. The Adviser anticipates that the Fund will rebalance its investments from time to time to bring its actual investment allocation in line with its current target allocation if one or more elements of its actual asset allocation vary from the target allocation beyond the tolerance level set for the element by the Adviser.

The Fund and the Conservative Strategy Fund are viewed as having the lowest potential for long-term investment returns, as well as the lowest investment risk, of the Funds in this Prospectus.

This table shows how the Adviser expects to allocate the Fund’s investments among asset classes and the sectors that make up each asset class as of February 28, 2014.

		Neutral
	Investment Range	Target Allocation
Asset Class (and Sector)	(Approximate Percentage of the Fund’s Assets)
Underlying Equity Funds	0-50%	14%
Equity Income
U.S. Large Cap Growth
U.S. Large Cap Value
U.S. Small Cap
U.S. Mid-Cap
International Equity
Emerging Markets Equity
Underlying Fixed Income Funds	50-100%	80%
U.S. Fixed Income
High Yield Fixed Income
International Fixed Income
Emerging Markets Fixed Income
Other Underlying Funds and Investments	0-20%	2%
Real Estate Funds
HSBC Prime Money Market Fund	0-20%	4%

The Adviser selects Underlying Funds and ETNs for investment using a process involving quantitative and qualitative factors that is designed to determine how well the Underlying Fund or ETN represents its asset class. The Adviser will redeem or sell the Fund’s investment in an Underlying Fund or ETN if the Adviser determines that there is a better alternative selection. The Underlying Funds’ investments may include U.S. and foreign equity securities (including emerging market securities) and investment grade and lower quality corporate and governmental fixed income securities. The Underlying Funds also may invest in financial instruments such as swaps and other derivatives to gain exposure to a particular group of securities, an index or an asset class (such as commodities), or to hedge a position. The Adviser may invest in real estate funds that are organized as mutual funds or ETFs. The percentage weightings are targets that may be adjusted in the Adviser’s discretion.

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Income Strategy Fund
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Principal Investment Risks

You could lose money by investing in the Fund. The Fund has the following principal investment risks (for simplicity, this prospectus may use the term “Fund,” as applicable, to include the Underlying Funds):

  Allocation Risk: The Fund’s ability to achieve its investment goal depends upon the Adviser’s skill in determining the Fund’s target asset and sector allocations and selecting Underlying Funds. The Adviser’s target asset and sector allocations and changes in such allocations may cause the Fund to underperform other similar funds or cause you to lose money. Moreover, the Fund may not achieve its target asset and sector allocations.

  Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

  Debt Instruments Risk: The risks of investing in debt instruments include:

    High-Yield Securities (“Junk Bond”) Risk: Investments in high-yield securities (commonly referred to as “junk bonds”) are often considered speculative investments and have significantly higher credit risk than investment-grade securities and tend to be less marketable (i.e., less liquid) than higher rated securities. The prices of high-yield securities, which may be more volatile and less liquid than higher rated securities of similar maturity, may be more vulnerable to adverse market, economic or political conditions.

    Interest Rate Risk: Fluctuations in interest rates may affect the yield and value of investments in income producing or debt instruments. Generally, if interest rates rise, the value of such investments may fall. Investors should note that interest rates are at, or near, historic lows, but will ultimately increase, with unpredictable effects on the markets and the Fund’s investments.

    Credit Risk: The Fund could lose money if an issuer or guarantor of a debt instrument fails to make timely payments of interest or principal or enters bankruptcy. This risk is greater for lower-quality bonds than for bonds that are investment grade.

    Inventory Risk: The market-making capacity in debt markets has declined as a result of reduced broker-dealer inventories relative to fund assets, reduced broker-dealer proprietary trading activity and increased regulatory capital requirements for financial institutions such as banks. Because market makers provide stability to a market through their intermediary services, a significant reduction in dealer market-making capacity has the potential to decrease liquidity and increase volatility in the debt markets.

    Prepayment Risk: During periods of falling interest rates, borrowers may pay off their debt sooner than expected, forcing an Underlying Fund to reinvest the principal proceeds at lower interest rates, resulting in less income.

    Extension Risk: The risk that during periods of rising interest rates, borrowers pay off their debt later than expected, preventing an Underlying Fund from reinvesting principal proceeds at higher interest rates, increasing the Fund’s sensitivity to changes in interest rates and resulting in less income than potentially available.

  Equity Securities Risk: The prices of equity securities fluctuate from time to time based on changes in a company’s financial condition or overall market and economic conditions. As a result, the value of equity securities may fluctuate drastically from day to day. The risks of investing in equity securities also include:

    Style Risk: The risk that use of a growth or value investing style may fall out of favor in the marketplace for various periods of time. Growth stock prices reflect projections of future earnings or revenues and may decline dramatically if the company fails to meet those projections. A value stock may not increase in price as anticipated if other investors fail to recognize the company’s value.

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Income Strategy Fund
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Principal Investment Risks – (continued)

    Capitalization Risk: Stocks of large capitalization companies may be volatile in the event of earnings disappointments or other financial developments. Medium and smaller capitalization companies may involve greater risks due to limited product lines and market and financial or managerial resources. Stocks of these companies may also be more volatile, less liquid and subject to the potential for greater declines in stock prices in response to selling pressure. Stocks of smaller capitalization companies generally have more risk than medium capitalization companies.

    Issuer Risk: An issuer’s earnings prospects and overall financial position may deteriorate, causing a decline in the Fund’s net asset value.

  Market Risk: The value of the Fund’s investments may decline due to changing economic, political, regulatory or market conditions. Market risk may affect a single issuer, industry or section of the economy or it may affect the economy as a whole. Moreover, the conditions in one country or geographic region could adversely affect the Fund’s investments in a different country or geographic region.

  Foreign Securities Risk: Investments in foreign securities are generally considered riskier than investments in U.S. securities, and are subject to additional risks, including international trade, political, economic and regulatory risks; fluctuating currency exchange rates; less liquid, developed or efficient trading markets; the imposition of exchange controls, confiscations and other government restrictions; and different corporate disclosure and governance standards.

  Emerging Markets Risk: The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: greater market volatility and illiquidity, lower trading volume, delays in trading or settling portfolio securities transactions; currency and capital controls or other government restrictions or intervention, such as expropriation and nationalization; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and higher levels of inflation, deflation or currency devaluation. The prices of securities in emerging markets can fluctuate more significantly than the prices of securities in more developed countries. The less developed the country, the greater effect such risks may have on an investment.

  Derivatives Risk: The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could increase the volatility of the Fund’s net asset value per share and cause you to lose money. Risks associated with derivatives include the risk that the derivative is not well correlated with, and may be more sensitive to market events than, the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; risks arising from margin requirements; and the risk that the derivative transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses, particularly when derivatives are used to enhance return rather than offset risk. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

  Leverage Risk: Leverage created by investments such as derivatives can diminish the Fund’s performance and increase the volatility of the Fund’s net asset value. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

  Currency Risk: Fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between various foreign currencies, may negatively affect the Fund’s performance.

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Income Strategy Fund
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Principal Investment Risks – (continued)

  Index Fund Risk: The performance of an Underlying Fund that is an index fund may not correspond to its benchmark index for any period of time and may underperform the overall stock market.

  Swap Risk: The use of swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument (or index), and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may also subject the Fund to the risk that the counterparty to the transaction may not meet its obligations, causing the Fund’s value to decrease. Swap agreements may also be considered illiquid.

  Real Estate Risk: A portion of the assets of the Fund is allocated to Underlying Funds that invest primarily in real estate related investments. These investments will expose the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

  Exchange Traded Fund Risk: The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund’s investments. ETFs also have management fees that increase their costs versus owning the underlying securities directly.

  Exchange Traded Note Risk: Investments in ETNs involve certain risks, including the credit risk of the issuer of the ETNs, the risks of the underlying reference index or asset, and the risk that an ETN may become illiquid in the event that trading is halted for the ETN or that the price at which the ETN trades may not reflect the returns of the reference index or asset. ETNs also have expenses, like Underlying Funds.

An investment in the Fund is not a deposit of HSBC Bank USA, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

More information about the risks of an investment in the Fund is provided in the “More About Risks and Investment Strategies” section of this prospectus.

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Income Strategy Fund
Summary Section

Performance Bar Chart and Table

The bar chart and table below provide an indication of the risks of an investment in the Fund by showing the Fund’s performance during its first full calendar year of operations and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Past performance, including before- and after-tax returns, does not indicate how the Fund will perform in the future.

The bar chart below shows the Fund’s annual returns for Class A Shares. The returns for the Class B Shares and Class C Shares will differ from the Class A Shares’ returns shown in the bar chart because the expenses of the classes differ.

Annual Total Returns as of 12/31 for Class A Shares
(Excluding sales charges, which if included, would cause returns to be lower.)

Best Quarter:	Q3 2013	1.51%
Worst Quarter:	Q2 2013	-2.69%

The table below shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown in the table below are for Class A Shares of the Fund and after-tax returns for Class B and Class C Shares may vary. The table further compares the Fund’s performance over time to that of the Standard & Poor’s 500 Index, a broad-based securities index, the Morgan Stanley Capital International Europe Australasia and Far East Index (“MSCI EAFE Index”), the Barclays Capital U.S. Aggregate Bond Index, the BofA Merrill Lynch U.S. High Yield Master II Index and the Citigroup U.S. Domestic 3-Month T-Bill.

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Income Strategy Fund
Summary Section

Performance Bar Chart and Table – (continued)

Average Annual Total Returns (for the periods ended December 31, 2013)

	Inception		Since
	Date	1 Year	Inception
Class A Return Before Taxes	March 20, 2012	-3.55%	1.18%
Class A Return After Taxes on
Distributions	March 20, 2012	-4.76%	-0.12%
Class A Return After Taxes on
Distributions and Sale of Fund Shares	March 20, 2012	-1.86%	0.47%
Class B Return Before Taxes (with
applicable CDSC)	March 20, 2012	-3.43%	1.55%
Class C Return Before Taxes (with
applicable CDSC)	March 20, 2012	-0.46%	3.19%
S&P 500 Index (reflects no deduction
for fees, expenses or taxes)	—	32.39%	19.20%*
MSCI EAFE Index (reflects no deduction
for fees, expenses or taxes)	—	23.29%	15.90%*
Barclays Capital U.S. Aggregate Bond
Index (reflects no deduction for fees,
expenses or taxes)	—	-2.02%	1.35%*
BofA Merrill Lynch U.S. High Yield
Master II Index (reflects no deduction
for fees, expenses or taxes)	—	7.42%	9.82%*
Citigroup U.S. Domestic 3-Month T-Bill
(reflects no deduction for fees, expenses
or taxes)	—	0.05%	0.07%*

* Since March 20, 2012.

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Income Strategy Fund
Summary Section

Investment Adviser

HSBC Global Asset Management (USA) Inc. is the Fund’s investment adviser.

Portfolio Manager

Mr. Rayman Bovell, CFA, Senior Vice President and Head of Wealth Portfolio Management at the Adviser, has managed the Fund since February 2014.

Purchasing and Selling Your Shares

Generally, you may purchase or redeem Fund shares on any business day by mail (HSBC Funds, PO Box 182845, Columbus, Ohio 43218-2845), wire transfer, or telephone at 1-800-782-8183. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

	Minimum	Minimum
	Initial	Subsequent
Account Type	Investment*	Investment*
Regular (non-retirement)	$1,000	$100
Retirement (IRA)	$ 250	$100
Automatic Investment Plan	$ 250	$ 25

* Omnibus accounts are eligible to meet the minimums at the omnibus account level.

Class B Shares may no longer be purchased or acquired by any new or existing Class B shareholder, except through dividend and/or capital gains reinvestment.

Tax Information

The Fund intends to declare and pay dividends from net investment income, if any, monthly. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund, the Adviser or the distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.

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Additional Information About the World Selection Funds’
Investment Strategies and Risks

More About Risks and Investment Strategies

Each Fund is a series of HSBC Funds (the “Trust”). The investment objective and strategies of each Fund are not fundamental and may be changed without approval of Fund shareholders upon 60 days’ notice. Shareholders will be given advance notice of material changes to other non-fundamental policies. As a Fund’s allocations among the Underlying Funds and ETNs change from time to time, or to the extent that the expense ratios of the Underlying Funds change, the weighted average operating expenses borne by the Fund may increase or decrease. If there is a change in the investment objective or strategies of a Fund, shareholders should consider whether the Fund remains an appropriate investment in light of their current financial position and needs. There can be no assurance that the investment objective of a Fund or any Underlying Fund will be achieved.

Certain HSBC fund-of-funds and other investment products are permitted to invest in the Funds. As a result, the Funds may have large inflows or outflows of cash from time to time. This could have adverse effects on a Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase a Fund’s transaction costs.

When the Adviser believes market conditions are unfavorable or when suitable investments are not otherwise available, each Fund may invest any amount in cash, cash equivalents, high-quality, short-term debt securities, money market instruments or the HSBC Prime Money Market Fund as a temporary defensive position. A Fund’s investment objective may not be achieved while it is invested in a temporary defensive position.

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Additional Information About the World Selection Funds’
Investment Strategies and Risks

Principal Investment Risks

An investment in a Fund is subject to investment risks, including the possible loss of the principal amount invested. Each Fund’s relative exposure to these risks depends on its investment allocation. This section provides more detailed information about the Funds’ and the Underlying Funds’ principal investments and risks. This prospectus does not disclose all the types of securities or investment strategies that the Funds or Underlying Funds may use. The Funds’ SAI provides more detailed information about the securities, investment policies and risks described in this prospectus.

Each Fund and its Underlying Funds are subject to one or more of the following principal investment risks (for simplicity, this prospectus may use the term “Fund,” as applicable, to include the Underlying Funds):

  Allocation Risk: Each Fund’s ability to achieve its investment goal depends upon the Adviser’s skill in determining the Fund’s target asset and sector allocations and selecting Underlying Funds. The Adviser’s target asset and sector allocations and changes in such allocations may cause a Fund to underperform other similar funds or cause you to lose money. Moreover, a Fund may not achieve its target asset and sector allocations. There can be no assurances that the Adviser’s selection of and adjustments to target asset and sector allocations will enable a Fund to achieve its investment objective.

  Underlying Fund Selection Risk: The risk that a Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. It is possible that one or more Underlying Funds will not meet their own investment objectives, which would affect a Fund’s performance. There can be no assurances that the investment objective of any Fund or any Underlying Fund will be achieved. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

  Equity Securities Risk: The prices of equity securities fluctuate from time to time based on changes in a company’s financial condition or overall market and economic conditions. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the prices of equity securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in funds that primarily hold, directly or indirectly, equity securities. Historically, the equity markets have moved in cycles and investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. As a result, the value of equity securities may fluctuate drastically from day to day, as the market price of such securities increases or decreases. Equity securities have greater price volatility than debt instruments. The risks of investing in equity securities also include:
  Style Risk: The risk that use of a growth or value investing style may fall out of favor in the marketplace for various periods of time and result in significant declines in the value of a Fund’s investments. Growth stock prices reflect projections of future earnings or revenues and may decline dramatically if the company fails to meet those projections. Prices of these companies’ securities may be more volatile than other securities, particularly over the short term. A value stock may not increase in price as anticipated if other investors fail to recognize the company’s value and bid up the price, the markets favor faster-growing companies, or the factors that were expected to increase the price of the security do not occur.

  Capitalization Risk: Stocks of large capitalization companies may be volatile in the event of earnings disappointments or other financial developments. Large capitalization stocks can perform differently from other segments of the equity market or the equity market as a whole. Large capitalization companies may also be less flexible in evolving markets or unable to implement change as quickly as small or medium capitalization companies.

  Stock of medium and smaller capitalization companies may involve greater risks due to limited product lines and market and financial or managerial resources. Stocks of these companies may also be more volatile, less liquid and subject to the potential for greater declines in stock prices in response to selling pressure.

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Additional Information About the World Selection Funds’
Investment Strategies and Risks

Principal Investment Risks – (continued)

Stocks of smaller capitalization companies generally have more risk than medium capitalization companies. Small capitalization stocks tend to perform differently from other segments of the equity market or the equity market as a whole, and can be more volatile than stocks of medium or large capitalization companies. Small-capitalization companies may be newer or less established.

  Issuer Risk: The value of a security may fluctuate for a variety of reasons that relate to the issuer, including, but not limited to, earnings prospects and overall financial position, management performance and reduced demand for the issuer’s products and services.

  Market Risk: The value of a Fund’s investments may decline due to changing economic, political or market conditions. Issuer, political, economic, regulatory or market developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. In the short term, a Fund’s investments can fluctuate dramatically in response to these developments. Different parts of the market and different types of securities can react differently to these developments. Moreover, the conditions in one country or geographic region could adversely affect a Fund’s investments in a different country or geographic region due to increasingly interconnected global economies and financial markets. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level. For instance, terrorism, market manipulation, government defaults, government shutdowns, and natural/environmental disasters can all negatively impact the securities markets, which could cause the Funds to lose value. Any market disruptions could also prevent a Fund from executing advantageous investment decisions in a timely manner. Funds that have focused their investments in a region enduring geopolitical market disruption will face higher risks of loss. Thus, investors should closely monitor current market conditions to determine whether a specific Fund meets their individual financial needs and tolerance for risk.
  Debt Instruments Risk: The risks of investing in debt instruments include:

    High-Yield (“Junk Bond”) Risk: High-yield securities (sometimes called “junk bonds”) are typically rated below investment grade by one or more of the rating agencies or, if not rated, are determined to be of equivalent quality. High-yield securities are often considered speculative investments that have significantly higher credit risk than investment-grade securities and tend to be less marketable (i.e., less liquid) than higher rated securities. The prices of high-yield securities, which may be more volatile and less liquid than higher rated securities of similar maturity, may be more vulnerable to adverse market, economic or political conditions, or the expectation of adverse market, economic or political conditions. High-yield securities, which are typically issued by smaller, less credit worthy companies or by highly indebted companies, pay investors a premium (i.e., a higher interest rate or yield) because of the increased risk of loss.

    Interest Rate Risk: Fluctuations in interest rates may affect the yield and value of investments in income-producing or debt instruments. Generally, if interest rates rise, the value of such investments may fall. During periods of falling interest rates, borrowers may pay off their debt sooner than expected, forcing the reinvestment of principal proceeds at lower interest rates, resulting in less interest income. Conversely, during periods of rising interest rates, borrowers may pay off their debt later than expected, thereby preventing reinvestment of principal proceeds at higher interest rates, increasing a Fund’s sensitivity to changes in interest rates and resulting in less income to the Fund than potentially available. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by Fund management. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Investors should note that interest rates are at, or near, historic lows, but will ultimately increase, with unpredictable effects on the markets and a Fund’s investments.

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Additional Information About the World Selection Funds’
Investment Strategies and Risks

Principal Investment Risks – (continued)

Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. In addition, the Federal Reserve has purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve “tapers” or reduces Quantitative Easing, and when the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes may expose debt instrument and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and share price to decline. A Fund that invests in derivatives tied to debt instrument markets may be more substantially exposed to these risks than a Fund that does not invest in derivatives. To the extent a Fund experiences high redemptions because of these policy changes, a Fund may experience increased portfolio turnover, which will increase the costs that a Fund incurs and may lower a Fund’s performance. The liquidity levels of a Fund’s portfolio may also be affected.

  Credit Risk: A Fund could lose money if an issuer or guarantor of a debt instrument fails to make timely payments of interest or principal or enters bankruptcy. Furthermore, the value of a debt instrument may decline if the market believes that the issuer or guarantor may not make such payments on time. Changes in economic conditions could cause issuers or guarantors of these instruments to be unable or unwilling to meet their financial obligations. This risk is greater for lower-quality bonds than for bonds that are investment grade.

  Inventory Risk: The market-making capacity in debt markets has declined as a result of reduced broker-dealer inventories relative to fund assets, reduced broker-dealer proprietary trading activity and increased regulatory capital requirements for financial institutions such as banks. Because market makers provide stability to a market through their intermediary services, a significant reduction in dealer market-making capacity has the potential to decrease liquidity and increase volatility in the debt markets.

  Prepayment Risk: During periods of falling interest rates, borrowers may pay off their debt sooner than expected, forcing an Underlying Fund to reinvest the principal proceeds at lower interest rates, resulting in less income.

  Extension Risk: The risk that during periods of rising interest rates, borrowers pay off their debt later than expected, preventing an Underlying Fund from reinvesting principal proceeds at higher interest rates, increasing the Fund’s sensitivity to changes in interest rates and resulting in less income than potentially available.
  Derivatives Risk: The term “derivatives” covers a broad range of investments, including futures and currency forwards. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the Adviser uses derivatives to enhance a Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by a Fund. The success of the Adviser’s derivatives strategies will also be affected by its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, index or rate, as well as risks arising from margin requirements. Certain derivative positions may be difficult to close out when a Fund’s portfolio manager may believe it would be appropriate to do so. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

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Additional Information About the World Selection Funds’
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Principal Investment Risks – (continued)

  Leverage Risk: Certain transactions may give rise to a form of leverage. Such transactions may include, among others, the use of reverse repurchase agreements and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leverage. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if a Fund had not been leveraged. This is because leverage tends to increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

  Foreign Securities Risk: Investments in foreign securities are generally considered riskier than investments in U.S. securities, and are subject to additional risks, including international trade, political, economic and regulatory risks; fluctuating currency exchange rates; less liquid, developed or efficient trading markets; the imposition of exchange controls, confiscations and other government restrictions; and different corporate disclosure and governance standards. Securities of emerging market issuers generally have more risk than securities issued by issuers of more developed markets. Foreign issuers are generally not subject to the same degree of regulations as U.S. issuers, and political changes could adversely affect a Fund’s investments in a foreign country. In addition, the lack of regulatory controls may expose a Fund to additional risks.

  Securities markets of many foreign countries are relatively small, with a limited number of companies representing a smaller number of industries. To the extent a Fund’s investments in a single country or a group of countries represent a larger percentage of the Fund’s assets, the Fund’s performance may be adversely affected by the economic, political and social conditions in that country or group of countries.

  Emerging Markets Risk: The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Investments in emerging markets are subject to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility and illiquidity, lower trading volume, delays in trading or settling portfolio securities transactions; currency and capital controls or other government restrictions or intervention, such as expropriation and nationalization; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and higher levels of inflation, deflation or currency devaluation. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries, and rising interest rates, combined with widening credit spreads, could negatively impact the value of emerging market debt and increase the funding cost of such issuers. As a result, there will tend to be an increased risk of price volatility in a Fund’s investments in instruments with exposure to emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement practices for transactions in emerging markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices that could result in losses, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.”

  Index Fund Risk: The performance of an Underlying Fund that is an index fund may not correspond to its benchmark index for any period of time and may underperform the overall stock market. Additionally, to the extent that such an Underlying Fund’s investments vary from the composition of its benchmark index, the Underlying Fund’s performance could potentially vary from the index’s performance to a greater extent than if the Underlying Fund merely attempted to replicate the index.

  Swap Risk: The use of swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument (or index), and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements may also subject the Fund to the risk that the counterparty to the transaction may not meet its obligations, causing the Fund’s value to decrease. Swap agreements may also be considered illiquid. Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free.

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Additional Information About the World Selection Funds’
Investment Strategies and Risks

Principal Investment Risks – (continued)

  Currency Risk: Fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between various foreign currencies, may negatively affect a Fund’s performance. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. Currency exchange rates can be volatile and can be affected by, among other factors, the actions or inactions by U.S. or foreign governments, central banks or supranational entities, the imposition of currency controls, speculation, or general economic or political developments in the U.S. or a foreign country. A Fund may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies; however, if such hedging techniques are employed, there is no assurance that they will be successful.

  Real Estate Risk: Underlying Funds that invest primarily in real estate related investments bear risks associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, such investments may have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

  Exchange Traded Fund Risk: Investments in ETFs are generally intended to assist a Fund track the return of the particular market segments or indices that are represented by the ETFs. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund’s investments. ETFs also have management fees that increase their costs versus owning the underlying securities directly. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective, and is subject to the risk that the market price of the ETF’s shares may trade at a premium or a discount to their net asset value; an active trading market for an ETF’s shares may not develop or be maintained; and there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

  Exchange Traded Note Risk: ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of debt instruments and trade on a major exchange, similar to shares of ETFs. However, this type of debt instrument differs from other types of bonds and notes because ETN returns are based upon the performance of a market index or reference asset minus applicable fees, no periodic coupon payments are distributed, and no principal protection exists. ETNs create a type of security that combines both the aspects of bonds and ETFs. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The decision to sell ETN holdings may also be limited by the availability of a secondary market. If a Fund or Underlying Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If a Fund or Underlying Fund holds its investment in an ETN until maturity, the issuer will give the Fund or Underlying Fund a cash amount that would be equal to principal amount (subject to the day’s index or reference asset factor). ETNs are also subject to counterparty credit risk and fixed income risk.

Additional Risks

Each Fund has a different level of risk depending on its investment allocation in the Underlying Funds. Generally, each Fund and its Underlying Funds will be subject to the following additional risks (for simplicity, this prospectus may use the term “Fund,” as applicable, to include the Underlying Funds):

  Liquidity Risk: A Fund may not be able to sell some or all of its investments at desired prices, or may be unable to sell investments at all, due to a lack of demand in the market for, or a reduction in the number or capacity of market participants making a market in, such investments. Additionally,

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Additional Information About the World Selection Funds’
Investment Strategies and Risks

Additional Risks – (continued)

a Fund may, at times, hold illiquid securities, by virtue of the absence of a readily available market for certain of its investments, or because of legal or contractual restrictions on sales. A Fund will not make investments in illiquid securities to the extent that it would hold 15% of its net assets in securities deemed to be illiquid following the investment. A Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund, which could prevent the Fund from taking advantage of other investment opportunities. Illiquid securities may become harder to value, particularly during changing economic, political or market conditions.

  Repurchase Agreement Risk: The use of repurchase agreements, in which a party buys a security from another party (“seller”) and the seller agrees to repurchase the security at an agreed-upon date and price (which reflects a market rate of interest), involves certain risks. If the seller in a repurchase agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss upon disposition of the securities. There is also a risk that the seller of the agreement may become insolvent and subject to liquidation.

  When-Issued Securities Risk: The price and yield of securities purchased on a “when-issued” basis is fixed on the date of the commitment but payment and delivery are scheduled for a future date. Consequently, these securities present a risk of loss if the other party to a “when-issued” transaction fails to deliver or pay for the security. In addition, purchasing securities on a “when-issued” basis can involve a risk that the yields available in the market on the settlement date may actually be higher (or lower) than those obtained in the transaction itself and, as a result, the “when-issued” security may have a lesser (or greater) value at the time of settlement than a Fund’s payment obligation with respect to that security.

  Mortgage- and Asset-Backed Securities Risk: Mortgage- and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial assets.

  The value of these securities will be influenced by the factors affecting the assets underlying such securities, changes in interest and default rates or deteriorating economic conditions. During periods of declining asset values, mortgage- and asset-backed securities may be difficult to value or become more volatile and/or illiquid. The risk of default is generally higher in the case of securities backed by loans made to borrowers with “sub-prime” credit metrics. If market interest rates increase substantially and a Fund’s adjustable-rate securities are not able to reset to market interest rates during any one adjustment period, the value of the Fund’s holdings and its net asset value may decline until the adjustable-rate securities are able to reset to market rates. In the event of a dramatic increase in interest rates, the lifetime limit on a security’s interest rate may prevent the rate from adjusting to prevailing market rates. In such an event the security could underperform and affect a Fund’s net asset value. In addition, mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value.

  Mortgage- and asset-backed securities are subject to interest rate, prepayment, extension, market, and credit risks, all of which are described elsewhere in this prospectus.

  Exposure to Technology Risk: The mid-cap sector of the stock market includes a significant number of companies the securities of which may be characterized as technology or technology-related investments. The value of a Fund’s investments in the mid cap sector of the stock market may be impacted by developments affecting technology and technology-related stocks generally. Each Fund does not as a matter of investment strategy seek to invest disproportionately in such securities.

  Large Scale Redemption Risk: Certain HSBC fund-of-funds and other investment products are permitted to invest in the Funds. As a result, the Funds may experience redemptions resulting in large outflows of cash from time to time. This could have adverse effects on a Fund’s performance if a Fund were required to sell securities at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs.

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Additional Information About the World Selection Funds’
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More Information About Indices

An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, the performance would be lower.

S&P 500 Index: The S&P 500 Index is widely regarded as a gauge of the U.S. equities market. It includes 500 leading companies in leading industries of the U.S. economy.

Morgan Stanley Capital International Europe Australasia and Far East Index: The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of February 28, 2014 the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Barclays Capital U.S. Aggregate Bond Index: The Barclays Capital U.S. Aggregate Bond Index covers the U.S.-dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS sectors. The U.S. Aggregate Bond Index is a component of the U.S. Universal Index in its entirety.

BofA Merrill Lynch U.S. High Yield Master II Index: The BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below investment grade, but not in default, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody’s and S&P.

Source: BofA Merrill Lynch, used with permission. BOFA MERRILL LYNCH IS LICENSING THE BOFA MERRILL LYNCH INDICES “AS IS,” MAKES NO WARRANTIES REGARDING SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE BOFA MERRILL LYNCH INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THEIR USE, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND THE FUNDS, OR ANY OF THEIR PRODUCTS OR SERVICES.

Citigroup U.S. Domestic 3-Month T-Bill: The Citigroup U.S. Domestic 3-Month Treasury Bill Index is comprised of equal dollar amounts of 3-month treasury bills purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over and reinvested in a new 3-month treasury bill. The income used to calculate the monthly return is derived from subtracting the original amount invested from the maturity value. The yield curve average is the basis for calculating the return on the Index. The Index is rebalanced monthly by market capitalization.

Who May Want To Invest?

Consider investing in a Fund if you are:

  Seeking a single investment in the asset classes and sectors in which a Fund invests that diversifies your assets in a portfolio of Underlying Funds by utilizing an asset allocation strategy, including tactical asset allocation

  Seeking to invest for long-term goals, such as retirement

  Willing to accept the higher risks of investing at least a portion of your investment in the stock market and/or the bond market in exchange for potentially higher long-term total returns

  Seeking an investment that generates current income from a portfolio of Underlying Funds (Income Strategy Fund only)

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Additional Information About the World Selection Funds’
Investment Strategies and Risks

Who May Want To Invest? – (continued)

A Fund will not be appropriate for anyone:

  Seeking to invest solely in either the stock market or the bond market

  Pursuing a short-term goal

  Investing emergency reserves

  Seeking safety of principal, as investors should be prepared to lose money and experience potentially significant market volatility in connection with their investment

  Seeking capital appreciation as a primary investment objective (Income Strategy Fund only)

More Information About Fund Investments

This prospectus describes the Funds’ primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, each Fund may invest in other securities and engage in other investment practices. These securities and investment practices, as well as those described in this prospectus, are described in detail in the SAI. Of course, a Fund cannot guarantee that it will achieve its investment goal.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAI and on the Funds’ website at www.investorfunds.us.hsbc.com. To request a copy of the SAI, please refer to the back cover of this prospectus.

The Two-Tier Fund Structure

Other mutual funds and institutional investors may invest in the Underlying Funds on the same terms and conditions as the Funds (although they may have different sales commissions and other operating expenses that may generate different returns). As with traditionally structured funds which have large investors, the actions of these mutual funds and institutional investors (or other large investors) may have a material effect on other investors in an Underlying Fund, including a Fund. For example, if a large investor withdraws from an Underlying Fund, operating expenses may increase, thereby producing lower returns for investors in the Funds. Additionally, an Underlying Fund may become less diversified, which could increase risks.

By investing in a Fund, you will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests, in addition to the Fund’s direct fees and expenses. Your cost of investing in a Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

The Adviser may be subject to potential conflicts of interest in selecting Underlying Funds because the fees paid to it and its affiliates by some Underlying Funds are higher than the fees paid by other Underlying Funds. Similarly, the Adviser or the Funds’ portfolio managers may have an incentive to select Underlying Funds managed by the Adviser or certain Underlying Funds due to compensation considerations. However, the Adviser and the portfolio managers have a fiduciary duty to the Funds to act in the Funds’ best interests when selecting Underlying Funds, and the Board of Trustees of the Funds oversees the Adviser’s performance.

56

Fund Management

The Investment Adviser

HSBC Global Asset Management (USA) Inc. (the “Adviser”), 452 Fifth Avenue, New York, New York 10018, is the investment adviser for the Funds pursuant to an investment advisory contract with the Trust (the “Investment Advisory Agreement”). The Adviser is a wholly-owned subsidiary of HSBC Bank USA, N.A., which is a wholly-owned subsidiary of HSBC USA, Inc., a registered bank holding company (collectively “HSBC”). HSBC currently provides investment advisory services for individuals, trusts, estates and institutions. As of December 31, 2013, the Adviser managed approximately $12.3 billion in the HSBC Family of Funds.

In rendering investment advisory services, the Adviser may use the resources of affiliated investment advisers. With respect to the provision of investment advisory services for the Funds, the Adviser relies upon the services of HSBC Global Asset Management (UK) Limited, 78 St. James Street, London, United Kingdom, SWIA, IEJ, (“AMEU”), an affiliated investment adviser. In order for personnel of AMEU to provide portfolio management, research or trading advice to the Adviser’s U.S. clients, such as the Funds, the Adviser and AMEU have entered into a memorandum of understanding (“MOU”). Under the terms of the MOU, investment professionals from AMEU may render portfolio management, research or trading services to the Funds, as “associated persons” of the Adviser, subject to supervision by the Adviser. The Adviser may also utilize the research and expertise of other affiliates and third parties in managing the Funds’ investments.

The Trust has received an exemptive order from the Securities and Exchange Commission (the “SEC”) that allows the Adviser to implement new investment sub-advisory contracts and to make material changes to existing sub-advisory contracts with the approval of the Board of Trustees, but without shareholder approval. Subject to the terms of the exemptive order, the Adviser may currently hire and/or terminate subadvisers without shareholder approval. None of the Funds currently use a subadviser. However, the exemptive order could be applied to the use of one or more unaffiliated subadvisers at a future time.

For these advisory and management services, during the last fiscal year the Funds paid fees (net of fee waivers) as follows:*

Percentage of Average
Net Assets for Fiscal Year
Ended 10/31/13
Aggressive Strategy Fund	0.25%
Balanced Strategy Fund	0.25%
Moderate Strategy Fund	0.25%
Conservative Strategy Fund	0.25%
Income Strategy Fund	0.00%

*	The Adviser may voluntarily waive all or a portion of its management fee. The Adviser has done so for periods of operation during which a Fund’s Total Annual Fund Operating Expenses were above that Fund’s expense cap, as set forth in the applicable contractual expense limitation agreement. The Adviser has entered into a contractual expense limitation agreement with each Fund (“Agreement”) under which it will limit the total expenses of each respective Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other than the HSBC Growth Portfolio and the HSBC Opportunity Portfolio) to an annual rate of 1.50% of Class A Shares of each Fund, 2.25% of Class B Shares of each Fund and 2.25% of Class C Shares of each Fund. Any amounts contractually waived or reimbursed by the Adviser will be subject to repayment by the Fund to the Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. The expense limitation shall be in effect until March 1, 2015. The Agreement shall terminate upon the termination of the Investment Advisory Agreement between the Trust and the Adviser, or it may be terminated upon written notice to the Adviser by the Trust.

57

Fund Management

The Investment Adviser continued

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement is available in the Funds’ April 30, 2013 semi-annual report and will be available in the April 30, 2014 semi-annual report.

Portfolio Manager

The portfolio manager primarily responsible for the day-to-day management of the Funds is:

Rayman Bovell, CFA. Mr. Bovell is primarily responsible for developing and implementing the asset allocation and selecting the Underlying Funds and investments that provide exposure to each asset class. He is responsible for managing the Wealth Portfolio Management Team in New York and Toronto and joined the Adviser in 2008 after having worked in the industry since 2001. Mr. Bovell’s current role includes asset allocation, portfolio management and research responsibilities across broad equity and fixed income asset classes covered by the Wealth Portfolio Management team.

Prior to joining the Adviser, Mr. Bovell was an Analyst at Merrill Lynch and was responsible for researching US equity managers, where he worked since 2005. Previous to that he worked at Lehman Brothers as a Financial Adviser, where he joined in 2001. Mr. Bovell started his career as a Technical Specialist at Pfizer and manufactured oral and intravenous products.

Mr. Bovell holds a Bachelors of Science degree from Columbia University in Chemical Engineering and an MBA from the Ross School of Business at the University of Michigan. He leads the Investment Committee for Columbia Engineering Alumni Association. Mr. Bovell is a Chartered Financial Analyst and a member of the New York Society of Security Analysts and the CFA Institute.

Additional information about the portfolio manager’s compensation, other accounts managed, and ownership of securities in the Funds is available in the SAI. You can obtain a copy of the SAI on the Funds’ website at www.investorfund.us.hsbc.com.

The Distributor, Administrator and Sub-Administrator

The Adviser also serves as the Trust’s administrator (the “Administrator”), and in that role oversees and coordinates the activities of other service providers, and monitors certain aspects of the Trust’s operations. The Administrator has retained Citi Fund Services Ohio, Inc. (“Citi”), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, as sub-administrator to the Funds (the “Sub-Administrator”). The services provided by the Administrator and Sub-Administrator include: providing office space, equipment and clerical personnel to the Funds, and supervising custodial, auditing, valuation, bookkeeping, regulatory and dividend disbursing services.

Foreside Distribution Services, L.P. (the “Distributor”), a member of the Financial Industry Regulatory Authority (“FINRA”), is the Trust’s principal underwriter and acts as the Trust’s distributor in connection with the offering of Fund shares. The Distributor may enter into agreements with banks, broker-dealers, or other financial intermediaries through which investors may purchase or redeem shares.

The SAI has more detailed information about the Adviser, Distributor, Administrator and Sub-Administrator, and other service providers. You can obtain a copy of the SAI on the Funds’ website at www.investorfunds.us.hsbc.com.

58

Shareholder Information

Pricing of Fund Shares

How NAV is Calculated

The net asset value (“NAV”) for each class of shares is calculated by dividing the total value (current market value based on readily available market quotations) of a Fund’s investments and other assets attributable to a class, less any liabilities attributable to that class, by the total number of outstanding shares of that class:

NAV =	Total Assets – Liabilities
Number of Shares
Outstanding

Underlying Funds that are mutual funds are valued based upon the NAV reported by those Underlying Funds. ETFs and ETNs are normally valued at the last sale price on the relevant exchange.

The NAV is determined once each day at the close of regular trading on the New York Stock Exchange (“Exchange”), normally at 4 p.m. Eastern time on days the Exchange is open. The Exchange is generally not open, and the Funds do not price their shares, on most national holidays and Good Friday.

The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is accepted by a Fund or its agent, plus any applicable sales charges for purchases. If you sell Class B Shares or Class C Shares, a contingent deferred sales charge may apply to a redemption, which would reduce the amount of money paid to you. For more information about sales charges, see the section on “Distribution Arrangements/Sales Charges.”

Fair Value Pricing Policies

A Fund will fair value price its securities in accordance with Board-approved procedures when market quotations are not readily available. Generally, this would include securities for which trading has been halted, securities whose value has been materially affected by the occurrence of a significant event (as defined below), securities whose price has become stale (i.e., the market price has remained unchanged for five business days), and other securities where a market price is not available from either a national pricing service or a broker. In addition, exception-priced securities (i.e., securities for which the market value is provided by a quote from a single broker rather than a national pricing service) will be reviewed on a quarterly basis. Fair valuations will be reviewed by the Board of Trustees on a quarterly basis. Fair value pricing should result in a more accurate determination of a Fund’s NAV, which should eliminate the potential for stale pricing arbitrage opportunities in a Fund. However, fair value pricing involves the risk that the values used by a Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

A “significant event” is one that occurred prior to a Fund’s valuation time, is not reflected in the most recent market price of a security, and may materially affect the value of a security. Generally, such “significant events” relate to developments in foreign securities that occur after the close of trading in their respective markets. The Fund’s accounting agent may obtain fair value prices of foreign securities through utilization of a Fair Value Pricing Service previously approved by the Board where a movement in the U.S. equities market is sufficiently large to constitute a trigger established by the Board.

59

Shareholder Information

Purchasing and Adding to Your Shares

Purchasing Shares

You may purchase shares of the Funds through the Funds’ Transfer Agent or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.

Orders received by a dealer or selling agent that has been authorized to receive orders for Fund shares on the Trust’s behalf, that are received in good order by such authorized agent prior to the time at which a Fund determines its NAV, will be deemed accepted by the Trust the same day and will be executed at that day’s closing share price. Each authorized dealer’s or selling agent’s agreement with the Trust or the Distributor allows those orders to be executed at the closing share price on such day, although the order may not be transmitted to the Trust or the Funds’ Transfer Agent until after the time at which a Fund determines its NAV.

All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks, money orders, travelers’ checks and credit card convenience checks are not accepted. Bank starter checks will not be accepted for initial purchases.

A Fund may waive its minimum purchase requirement and a Fund may reject a purchase order if it considers it in the best interest of the Fund and its shareholders. A Fund has the option of not accepting purchase orders from non-U.S. investors.

Investment minimums for any class may be waived, at the discretion of the Adviser, for investments in a Fund by clients of the Adviser and its affiliates, or in other situations where the Adviser determines that it is in the best interest of a Fund and its shareholders to do so.

Class B Shares may no longer be purchased or acquired by any new or existing Class B shareholder, except through dividend and/or capital gains reinvestment. Any other order to purchase Class B Shares will be rejected. Class B shareholders may continue to hold Class B Shares until such shares automatically convert under the existing conversion schedule, or until the shareholder redeems such Class B Shares, subject to any applicable contingent deferred sales charge (“CDSC”).

	Minimum	Minimum
Class A or C	Initial	Subsequent
Shares	Investment*	Investment*
Regular	$1,000	$100
(non-retirement)
Retirement (IRA)	$ 250	$100
Automatic
Investment Plan	$ 250	$ 25

*	Omnibus accounts are eligible to meet the minimums at the omnibus account level.

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Shareholder Information

Purchasing and Adding to Your Shares
continued

Avoid 28% Tax Withholding

The Funds are required to withhold 28% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Funds with their certified taxpayer identification number in compliance with Internal Revenue Service (“IRS”) rules, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather it is a way in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability. To avoid backup withholding, make sure you provide your correct Tax Identification Number (social security number for most investors) on your Account Application.

Instructions for Opening or Adding to an Account

By Regular Mail or By Overnight Service

Initial Investment:

If purchasing through your financial adviser or brokerage account, simply tell your adviser or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

1.	Carefully read, complete, and sign the Account Application. Establishing your account privileges now saves you the inconvenience of having to add them later. A copy of the application can be found on the Funds’ website at www.investorfunds.us.hsbc.com.

2.	Make your check payable to “HSBC Funds” and include the name of the appropriate Fund(s) on the check.

3.	Mail to: HSBC Funds, PO Box 182845, Columbus, Ohio 43218-2845.

Subsequent Investment:

1.	Use the investment slip attached to your account statement. Or, if unavailable,

2.	Include the following information in writing: Fund name Share class Amount invested Account name Account number

3.	Mail to: HSBC Funds, PO Box 182845, Columbus, Ohio 43218-2845.

Electronic vs. Wire Transfer

Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH) and may take up to eight days to clear. There is generally no fee for ACH transactions.

Electronic Purchases

Your bank must participate in the ACH and must be a U.S. bank. Your bank or broker may charge for this service.

Select the electronic purchase option on your Account Application or call 1-800-782-8183.

Your account can generally be set up for electronic purchases within 15 days.

Call 1-800-782-8183 to arrange a transfer from your bank account.

By Wire Transfer

For information on how to request a wire transfer, call 1-800-782-8183.

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Automatic Investment Plan

You can make automatic investments in the Funds from your bank account, through payroll deduction or from your federal employment, Social Security or other regular government checks. Automatic investments can be as little as $25, once you’ve invested the $250 minimum required to open the account. Class B shareholders are no longer permitted to make investments in Class B Shares through any Automatic Investment Plan, and no new Class B Automatic Investment Plans will be established.

To invest regularly from your bank account:

Complete the Automatic Investment Plan portion on your Account Application.

Make sure you note:

  Your bank name, address and account number

  The amount you wish to invest automatically (minimum $25)

  How often you want to invest (every month, 4 times a year, twice a year or once a year)

  Attach a voided personal check.

Directed Dividend Option

By selecting the appropriate box in the Account Application, you can elect to receive your distributions (capital gains and dividends) in cash (check) or have distributions reinvested in the applicable Fund or reinvested in another HSBC Fund without a sales charge. You must maintain the minimum balance in each Fund into which you plan to reinvest dividends or the reinvestment will be suspended and your dividends paid to you. The Funds may modify or terminate this reinvestment option without notice. You can change or terminate your participation in the reinvestment option at any time by calling 1-800-782-8183.

To invest regularly from your paycheck or government check:

Call 1-800-782-8183 for an enrollment form.

Customer Identification Information

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on U.S. Government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person that opens a new account:

  Name;

  Date of birth (for individuals);

  Residential or business street address (although post office boxes are still permitted for mailing); and

  Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive from an investor the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

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Restrictions on Offers and Sales to Canadian Residents

The shares described in this prospectus may only be distributed in Canada through HSBC Global Asset Management (Canada) Limited, and this prospectus may not be used to solicit, and will not constitute a solicitation of, an offer to buy shares in Canada unless such solicitation is made by HSBC Global Asset Management (Canada) Limited. A distribution or solicitation may be deemed to occur in Canada where a distribution or solicitation is made to a person (including an individual, corporation, trust, partnership or other entity, or other legal person) resident or otherwise located in Canada at the applicable time. For these purposes, the following persons will generally be considered to be a Canadian resident:

1.	An individual, if

the individual’s primary principal residence is located in Canada; or the individual is physically located in Canada at the time of the offer, sale or other relevant activity.

2.	A corporation, if

  the corporation’s head office or principal office is located in Canada; or
  securities of the corporation that entitle the holder to elect a majority of the directors are held by Canadian Resident individuals (as described above) or by legal persons resident or otherwise located in Canada; or
  the individuals that make investment decisions or provide instructions on behalf of the corporation are Canadian Resident individuals (as described above).

3.	A trust, if

  the principal office of the trust (if any) is located in Canada; or
  the trustee (or in the case of multiple trustees, the majority of trustees) are Canadian Resident individuals (as described above) or are legal persons resident or otherwise located in Canada; or
  the individuals that make investment decisions or provide instructions on behalf of the trust are Canadian Resident individuals (as described above).

4.	A partnership, if

  the partnership’s head office or principal office (if any) is located in Canada; or
  the holders of the majority of the interests of or in the partnership are held by Canadian Residents (as described above); or
  the general partner (if any) is a Canadian Resident (as described above); or
  the individuals that make investment decisions or provide instructions on behalf of the partnership are Canadian Resident individuals (as described above).

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Market Timing

In accordance with policies and procedures adopted by the Board of Trustees, the Funds discourage market timing and other excessive trading practices. The Funds are intended primarily for use as long-term investment vehicles. Frequent short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders.

In addition, certain Underlying Funds may be more susceptible to the risks of short-term trading than other funds that do not invest substantially in the foreign securities markets. The nature of the holdings of these Underlying Funds may present opportunities for a shareholder to engage in a short-term trading strategy that exploits possible delays between changes in the prices of these Underlying Funds’ portfolio holdings and the reflection of those changes in these Underlying Funds’ net asset value (referred to as “time zone arbitrage”).These delays may occur if an Underlying Fund has significant investments in foreign securities where, due to time zone differences, the values of those securities are established some time before the Underlying Fund calculates its respective net asset value. In such circumstances, the available market prices for such foreign securities may not accurately reflect the latest indications of value at the time these Underlying Funds calculate their net asset values. There is a possibility that time zone arbitrage may dilute the value of these Underlying Funds’ shares if redeeming shareholders receive proceeds (and purchasing shareholders receive shares) based upon a net asset value that does not reflect appropriate fair value prices.

Frequent purchases and redemptions of shares of a mutual fund (including activities of “market timers”) can result in the dilution in the value of Trust shares held by long-term shareholders, interference with the efficient management of a Fund’s investment portfolio and increased brokerage and administrative costs. The Board of Trustees has considered the extent to which the Funds may be vulnerable to such risks. The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading.

As a deterrent to excessive trading, Underlying Funds may use an independent pricing service using fair valuation methodologies approved and monitored by their respective board of trustees. For more information on fair valuation, see “Shareholder Information-Pricing of Fund Shares-Fair Value Pricing Policies.”

It is the practice of the Funds to monitor purchases, sales and exchanges of Fund shares, and to take appropriate action if it is determined that there is transactional activity in the Funds’ shares that is deemed inappropriate. The Funds and the Adviser reserve the right to reject or restrict purchase or exchange requests from any investor and also reserve the right to close any account in which a pattern of excessive trading has been identified.

The Funds cannot guarantee that they will detect every market timer due to the limitations inherent in their technological systems. Under Rule 22c-2 of the Investment Company Act of 1940, as amended, the Funds have entered into agreements with financial intermediaries obligating them to provide, upon each Fund’s request, information regarding their customers and their customers’ transactions in shares of the Funds. However, there can be no guarantee that all market timing will be detected in a timely manner, since the Funds will rely on the financial intermediaries to provide the trading information, and the Funds cannot be assured that the trading information, when received, will be in format that can be quickly analyzed or evaluated by the Funds. The Funds reserve the right to modify their policies and procedures at any time without prior notice as the Funds deem necessary in their sole discretion, to be in the best interests of Fund shareholders, or to comply with state or federal legal requirements.

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Shareholder Information

Selling Your Shares

Generally, you may sell your Fund shares at any time. Your sales price will be the next NAV calculated after your sell order is received in good order by a Fund, its transfer agent, or your investment representative. Normally you will receive your proceeds within a week after your request is received. For more information on wire transfers, please see below.

Withdrawing Money from Your Fund Investment

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

Contingent Deferred Sales Charge

When you sell Class B or C Shares, you will be charged a fee for any shares that have not been held for a sufficient length of time. These fees will be deducted from the money paid to you. See the section on “Distribution Arrangements/Sales Charges” for details.

Instructions for Selling Shares

If selling your Fund shares through your financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times that will affect your redemption. For all other sales transactions, follow the instructions below.

By Telephone

(unless you have declined telephone sales privileges)

1.	Call 1-800-782-8183 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer). (See “Selling Your Shares—Verifying Telephone Redemptions”)

By Mail or Overnight Service

(See “Selling Your Shares—Redemptions in Writing Required”)

1.	Call 1-800-782-8183 to request redemption forms or write a letter of instruction indicating:

Your Fund and account number Amount you wish to redeem Address where your check should be sent Account owner signature

2.	Mail to: HSBC Funds, PO Box 182845, Columbus, Ohio 43218-2845.

Redemptions in Writing Required

You must request redemptions in writing in the following situations:

1.	Certain types of redemptions by Individual Retirement Accounts (“IRAs”).

2.	Redemption requests requiring a Medallion Signature Guarantee, which include any of the following:

  Your account address has changed within the last 14 calendar days;
  The check is not being mailed to the address on your account;
  The check is not being made payable to the owner of the account;
  The redemption proceeds are being transferred to another Fund account with a different registration;
  The redemption proceeds are being wired to bank instructions currently not on your account; or
  Other unusual situations as determined by the Funds’ transfer agent.

You must obtain a Medallion Signature Guarantee from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The transfer agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

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The transfer agent reserves the right to waive signature guarantee requirements, require a Medallion Signature Guarantee under other circumstances or reject or delay a redemption if the signature guarantee is not in good form. Faxed signature guarantees are generally not accepted. A notary public cannot provide a signature guarantee. The transfer agent reserves the right to reject a signature guarantee if it is not provided by a STAMP 2000 Medallion guarantor.

Signature Validation Program—Non-Financial Transactions

The Signature Validation Program (SVP) is intended to provide validation of authorized signatures for those transactions considered non-financial (i.e., do not involve the sale, redemption or transfer of securities). The purpose of the SVP stamp on a document is to authenticate your signature and to confirm that you have the authority to provide the instructions in the document. This stamp may be obtained from eligible members of a Medallion Signature Guarantee Program (see above) or other eligible guarantor institutions in accordance with SVP. Eligible guarantor institutions generally include banks, broker/dealers, credit unions, members of national securities exchanges, registered securities associations, clearing agencies and savings associations. You should verify with the institution that they are an eligible guarantor institution prior to signing. A notary public can not provide an SVP stamp. The transfer agent accepts an SVP stamp or a Medallion Signature Guarantee stamp if you request any of the following non-financial transactions:

  A change of name;
  Add or change banking instructions;
  Add or change beneficiaries;
  Add or change authorized account traders;
  Add a Power of Attorney;
  Add or change a Trustee; or
  A UTMA/UGMA custodian change.

Wire Transfer

You must indicate this option on your Account Application.

Call 1-800-782-8183 to request a wire transfer.

If you call by 4 p.m. Eastern time, your payment will normally be wired to your bank on the next business day. Otherwise, it will normally be wired on the second business day after your call.

The Funds may charge a wire transfer fee.

Note: Your financial institution may also charge a separate fee.

Electronic Redemptions

Call 1-800-782-8183 to request an electronic redemption. Your bank must participate in the ACH and must be a U.S. bank. Redemption proceeds will normally be credited within 7 days. Your bank may charge for this service.

Systematic Withdrawal Plan

You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. To activate this feature:

  Make sure you have checked the appropriate box on the Account Application, or call 1-800-782-8183.
  Include a voided personal check.
  Your account must have a value of $10,000 or more to start withdrawals.

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continued

If the value of your account falls below $1,000, you may be asked to add sufficient funds to bring the account back to $1,000, or a Fund may close your account and mail the proceeds to you.

Verifying Telephone Redemptions

The Funds attempt to ensure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your Account Application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders.

Redemptions Within 10 Days of Shares Purchased by Check

When you have made an investment by check and subsequently request a redemption you will not receive the redemption proceeds until the Funds’ transfer agent is satisfied that the check has cleared (which may require up to 10 business days).

Delay in Payment of Redemption Proceeds

Payment for Fund shares may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

Redemption Proceeds

Redemption proceeds are generally paid in cash, but the Funds reserve the right to pay, above certain limits, all or part of any redemption proceeds in kind, that is, in securities with a market value equal to the redemption price. If the Funds make a payment in securities, the securities will be valued in the same manner as NAV is calculated. The Funds may provide these securities in lieu of cash without prior notice. You would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains you may realize from the sale, or from the sale of securities you receive. Additional information is available in the Funds’ SAI.

Suspension of Redemptions

The Funds may suspend the right of redemption and postpone for more than seven days the date of payment upon redemption: (i) during periods when the New York Stock Exchange is closed other than for weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of emergency, disposal, or evaluation of the net asset value, of the portfolio securities is not reasonably practicable or (iii) for such other periods as the SEC may permit.

Closing of Small Accounts

If your account falls below $50 due to redemptions, a Fund may ask you to increase your balance. If it is still below $50 after 30 days, a Fund may close your account and send you the proceeds at the current NAV.

Undeliverable and Uncashed Checks

Any check tendered in payment of a redemption transaction that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder’s account at the then-current NAV. No interest will accrue on amounts represented by uncashed redemption checks.

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continued

Any check tendered in payment of dividends or other distributions that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder’s account at the then-current NAV, and if a Fund cannot locate the shareholder, the dividend option may be changed from cash to reinvest. Distributions are reinvested on the ex-date at the NAV determined at the close of business on that date.

Unclaimed Accounts

Per state requirements, property may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

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Distribution Arrangements/Sales Charges

This section describes the sales charges and fees you will pay as an investor in different share classes offered by the Funds. The offering price of Class A Shares includes the front-end sales load.

Aggressive Strategy, Balanced Strategy, Moderate Strategy and Conservative Strategy Funds

	Class A Shares		Class B Shares	Class C Shares
	Percentage		No front-end sales charge. A contingent deferred sales charge (CDSC) may be imposed on shares redeemed within four years after purchase. Shares automatically convert to Class A Shares after 6 years.	No front-end sales charge. A contingent deferred sales charge (CDSC) may be imposed on shares redeemed within one year after purchase. Shares automatically convert to Class A Shares after 5 years.
	of	Percentage
	Offering	of
Sales Charge (Load)	Price*	Investment
Amount of Purchase
Less than $50,000	5.00%	5.26%
$50,000 but less
than $100,000	4.50%	4.71%
$100,000 but less
than $250,000	3.75%	3.90%
$250,000 but less
than $500,000	2.50%	2.56%
$500,000 but less
than $1,000,000	2.00%	2.04%
$1,000,000 and over	N/A	N/A
Distribution (12b-1)** and Servicing Fees	Subject to shareholder servicing fees of up to 0.25% annually of a Fund’s total average daily net assets attributable to Class A Shares.		Subject to combined annual distribution and shareholder servicing fees of up to 1.00% of a Fund’s total average daily net assets attributable to Class B Shares.	Subject to combined annual distribution and shareholder servicing fees of up to 1.00% of a Fund’s total average daily net assets attributable to Class C Shares.

Fund Expenses	Lower annual expenses than Class B or C Shares.		Higher annual expenses than Class A Shares.	Higher annual expenses than Class A Shares.

*	The offering price of Class A Shares includes the front-end sales load.
**	Class A Shares may pay a 12b-1 fee of up to 0.25% of the average daily net assets of Class A Shares of the applicable Fund. Class A Shares have a non-compensatory 12b-1 Plan. No payments have been made under this plan and there is no current intention to charge this fee.

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Distribution Arrangements/Sales Charges
continued

Income Strategy Fund

	Class A Shares		Class B Shares	Class C Shares
	Percentage		No front-end sales charge. A contingent deferred sales charge (CDSC) may be imposed on shares redeemed within four years after purchase. Shares automatically convert to Class A Shares after 6 years.	No front-end sales charge. A contingent deferred sales charge (CDSC) may be imposed on shares redeemed within one year after purchase. Shares automatically convert to Class A Shares after 5 years.
	of	Percentage
	Offering	of
Sales Charge (Load)	Price*	Investment
Amount of Purchase
Less than $50,000	4.75%	4.99%
$50,000 but less
than $100,000	4.25%	4.44%
$100,000 but less
than $250,000	3.50%	3.63%
$250,000 but less
than $500,000	2.50%	2.56%
$500,000 but less
than $1,000,000	2.00%	2.04%
$1,000,000 and over	None	None
Distribution (12b-1)** and Servicing Fees	Subject to shareholder servicing fees of up to 0.25% annually of the Fund’s average daily net assets attributable to Class A Shares.		Subject to combined annual distribution and shareholder servicing fees of up to 1.00% of the Fund’s total average daily net assets attributable to Class B Shares.	Subject to combined annual distribution and shareholder servicing fees of up to 1.00% of the Fund’s total average daily net assets attributable to Class C Shares.

Fund Expenses	Lower annual expenses than Class B or C Shares.		Higher annual expenses than Class A Shares.	Higher annual expenses than Class A Shares.

*	The offering price of Class A Shares includes the front-end sales load.
**	Class A Shares may pay a 12b-1 fee of up to 0.25% of the average daily net assets of Class A Shares of the Fund. Class A Shares have a non-compensatory 12b-1 Plan. No payments have been made under this plan and there is no current intention to charge this fee.

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Distribution Arrangements/Sales Charges
continued

You should note that the sales charge that appears in your trade confirmation may differ slightly from the rate disclosed in the prospectus due to rounding calculations.

As indicated in the above chart, and as discussed further below, you may, under certain circumstances, be entitled to pay reduced sales charges on your purchases of Class A Shares or have those charges waived entirely. To take advantage of these discounts, you or your broker-dealer or financial intermediary must notify the Funds’ transfer agent at the time of your purchase order that a discount may apply to your current purchase. You may also be required to provide appropriate documentation to receive these discounts, including:

(A)	Information or records regarding shares of the HSBC Funds held in all accounts (e.g., retirement accounts) of the shareholder at the financial intermediary;

(B)	Information or records regarding shares of the HSBC Funds held in any account of the shareholder at another financial intermediary; and

(C)	Information or records regarding shares of the HSBC Funds held at any financial intermediary by related parties of the shareholder, such as members of the same family or household.

You should note in particular that, if the Funds’ transfer agent is properly notified, as described in “Right of Accumulation” and “Combination Privilege”, below, the “Amount of Purchase” in the above chart will be deemed to include all Class A, B or C Shares of the HSBC Funds that were acquired by purchase or exchange, and (with respect to Class A Shares) that were subject to a sales charge, that are held at the time of purchase by you, your spouse and your children under the age of 21. This includes, for example, any shares held at a broker-dealer or financial intermediary other than the one handling your current purchase. In some circumstances, other Fund shares may be aggregated with your current purchase under the Right of Accumulation as described in the SAI. For purposes of determining the “Amount of Purchase,” all qualifying shares held at the time of purchase will be valued at their current market value.

You should also note that if you provide the Funds’ transfer agent a signed written letter of intent to invest a total of at least $50,000 in Class A Shares in one or more of the HSBC Funds within a 13 month period, any investments you make during the 13 months will be treated as though the total quantity were invested in one lump sum and you will receive the discounted sales charge based on your investment commitment. You must, however, inform the transfer agent that the letter of intent is in effect each time shares are purchased. Each purchase will be made at net asset value plus the sales charge applicable at the time of such purchase to a single transaction of the total amount indicated in the letter of intent.

In addition to the information provided in this prospectus and the SAI, information about sales charge discounts is available from your broker or financial intermediary and, free of charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

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Distribution Arrangements/Sales Charges
continued

Class A Shares
Sales Charge Reductions

Reduced sales charges for Class A Shares are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

  Letter of Intent. You inform a Fund in writing that you intend to purchase enough shares over a 13-month period to qualify for a reduced sales charge. You must include a minimum of 5% of the total amount you intend to purchase with your letter of intent.

  Right of Accumulation. When the value of Class A Shares that were subject to a sales charge at the time of acquisition, and/or any Class B or Class C Shares, that you already own plus the amount you intend to invest in Class A Shares reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge. You must, at the time of purchase, give the Funds’ transfer agent sufficient information to permit confirmation of your qualification for the right of accumulation.

  Combination Privilege. In addition to combining share classes (to the extent set forth above), you can combine accounts of multiple funds (excluding the HSBC Funds that are money market funds (the “HSBC Money Market Funds”)) or accounts of immediate family household members (spouse and children under the age of 21) to achieve reduced sales charges. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares. If you qualify for a reduced sales charge, it will apply to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if you already own qualifying Class A Shares of an HSBC Fund with a value of $40,000 and wish to invest an additional $20,000 in Class A Shares of an HSBC Fund, the reduced initial sales charge of 4.25% or 4.50%, as applicable, will apply to the full $20,000 purchase and not just to the $10,000 in excess of the $50,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, you or your financial intermediary must furnish the transfer agent with a list of the account numbers and the names in which your accounts are registered at the time the purchase is made.

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Distribution Arrangements/Sales Charges
continued

Class A Shares
Waiver of Sales Charges

The following qualify for waivers of sales charges:

  Shares purchased by investment representatives through fee-based investment products or accounts.

  Proceeds from redemptions from any of the HSBC Funds within 60 days after redemption, if you paid a front-end sales charge for those shares.

  Proceeds from redemptions of Class B Shares of any of the HSBC Funds within 60 days after redemption.

  Proceeds from redemption of Class A Shares received from the automatic conversion of Class B Shares of any of the HSBC Funds or Class C Shares of any of the World Selection Funds within 60 days after redemption of the Class A Shares.

  Proceeds from redemptions of Class A Shares of any HSBC Money Market Fund within 60 days after redemption, if you purchased the shares of the HSBC Money Market Fund with the proceeds of Class A Shares of any of the HSBC Funds on which you paid a front-end sales charge or which were received from the automatic conversion of Class B Shares of any of the HSBC Funds or Class C Shares of any of the World Selection Funds.

  Reinvestment of distributions from a deferred compensation plan, agency, trust, or custody account that was maintained by the Adviser or its affiliates or invested in any of the HSBC Funds.

  Shares purchased for trust or other advisory accounts established with the Adviser or its affiliates.

  Shares purchased by tax-qualified employee benefit plans.

  Shares purchased by directors, trustees, employees, and family members of the Adviser or its affiliates and any organization that provides services to the HSBC Funds; current and retired Fund trustees; dealers who have an agreement with the Distributor; and any trade organization to which the Adviser or the Sub-Administrator belongs.

Additional Information concerning your ability to qualify for sales charge reductions is set forth in the SAI. You can obtain a copy of the SAI on the Funds’ website at www.investorfunds.us.hsbc.com.

Distribution (12b-1) and Shareholder Servicing Fees

The Funds have adopted Distribution (“12b-1”) Plans for Class A, Class B and Class C Shares. 12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Funds’ shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, will decrease the return on your investment and may cost you more than paying other types of sales charges. The Funds have also adopted a Shareholder Services Plan for Class A, Class B and Class C Shares. The Shareholder Services Plan provides that certain financial institutions and securities brokers (“Shareholder Servicing Agents”) provide certain services to the shareholders of the Funds, including performing certain shareholder account, administrative and service functions.

  The 12b-1 fees and shareholder services fees vary by share class as follows:

    Class A Shares may pay a 12b-1 fee of up to 0.25% of the average daily net assets of the Class A Shares of the applicable Fund. Class A Shares have a non-compensatory 12b-1 Plan. No payments have been made under this plan and there is no current intention to charge this fee.

    Class B and Class C Shares pay a 12b-1 fee of up to 0.75% of the average daily net assets of the respective classes of the applicable Fund. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares.

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Distribution Arrangements/Sales Charges
continued
  The higher 12b-1 fee on Class B and Class C Shares, together with the CDSC, helps sell Class B and Class C Shares without an “up-front” sales charge. In particular, these fees help to defray the costs of advancing brokerage commissions to investment representatives.

  In addition to the 12b-1 fees, Class A, Class B and Class C Shares are subject to a shareholder servicing fee of up to 0.25% of the average daily net assets of the respective classes of the Funds.

  The combination of the 12b-1 fees and shareholder servicing fees will not exceed 0.50% of the average daily net assets for the Class A Shares, and 1.00% of the average daily net assets of the respective classes of the Funds for the Class B and Class C Shares.

Long-term Class B and Class C shareholders may pay indirectly more than the equivalent of the maximum permitted front-end sales charge due to the recurring nature of 12b-1 distribution and shareholder service fees.

Class B Shares

Investors may be subject to a CDSC on redemptions of Class B Shares. In such cases, the CDSC will be as illustrated in the chart.

CDSC as a % of Dollar
Years Since Purchase	Amount Subject to Charge
0-1	4.00%
1-2	3.00%
2-3	2.00%
3-4	1.00%
more than 4	None

The CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption. There is no CDSC on reinvested dividends or distributions.

If you sell some but not all of your Class B Shares, shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

Class C Shares

Class C Shares of the Funds may be purchased for individual accounts in amounts of less than $100,000. There is no sales charge imposed upon purchases of Class C Shares, but investors may be subject to a CDSC. Specifically, if you redeem Class C Shares of the Funds, your redemption may be subject to a 1.00% CDSC if the shares are redeemed less than one year after the date of original purchase of the Class C Shares. The CDSC will be assessed on the lesser of the NAV at the time of redemption or the NAV at the time of purchase.

If you sell some but not all of your Class C Shares, shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first.

74

Shareholder Information

Distribution Arrangements/Sales Charges
continued

Conversion Feature—Class B Shares and Class C Shares

  Class B Shares of the Funds will convert automatically to Class A Shares of the same Fund after six years from the beginning of the calendar month in which the Class B Shares were originally purchased.

  Class C Shares of the Funds will convert automatically to Class A Shares of the same Fund after five years from the beginning of the calendar month in which the Class C Shares were originally purchased.

  After conversion, your shares will be subject to the lower combined distribution and shareholder servicing fees charged on Class A Shares which will increase your investment return compared to the Class B Shares or Class C Shares.

  You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.

  If you purchased Class B Shares of one Fund which you exchanged for Class B Shares of another Fund, or Class C Shares of one Fund which you exchanged for Class C Shares of another Fund, your holding period will be calculated from the time of your original purchase. The dollar value of Class A Shares you receive will equal the dollar value of the Class B Shares or Class C Shares converted.

Waiver of Sales Charges—Class B Shares and Class C Shares

The following qualify for waivers of sales charges:

  Distributions following the death or disability of a shareholder.

  Redemptions representing the required minimum distribution from an IRA or a Custodial Account to a shareholder who has reached age 70½.

  Redemptions representing the required minimum distribution from 401(k) retirement plans where such redemptions are necessary to make distributions to plan participants.

Distribution and Shareholder Servicing Arrangements—Revenue Sharing

The Adviser and its affiliates may, out of their own resources, assist in the marketing of a Fund’s shares. Without limiting the foregoing, the Adviser may, out of its own resources, and without cost to any Fund, make payments to selected financial intermediaries for shareholder, recordkeeping, processing, accounting and/or other administrative services in connection with the sale or servicing of shares and shareholders of the Funds. Historically, these payments have generally been structured as a percentage of net assets attributable to the financial intermediary, but may also be structured as a percentage of gross sales, a fixed dollar amount, or a combination of the three. These payments are in addition to 12b-1 fees, shareholder servicing fees and sales charges borne by shareholders as well as any payments made by the Distributor. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

Exchanging Your Shares

If exchanging your shares through your financial adviser or broker, ask him or her for exchange procedures. Your adviser and/or broker may have transaction minimums and/or transaction times that will affect your exchange. For all other redemption transactions, follow the instructions below.

You can exchange your shares in one Fund for shares of the same class of another HSBC Fund, usually without paying additional sales charges (see “Notes on Exchanges”). No transaction fees are charged for exchanges.

You must meet the minimum investment requirements for the HSBC Fund into which you are exchanging. Exchanges from one HSBC Fund to another are taxable.

75

Shareholder Information

Exchanging Your Shares
continued

Instructions for Exchanging Shares

Exchanges may be made by sending a written request to HSBC Funds, PO Box 182845, Columbus, Ohio 43218-2845 or by calling 1-800-782-8183. Please provide the following information:

  Your name and telephone number

  The exact name on your account and account number

  Taxpayer identification number (usually your social security number)

  Dollar value or number of shares to be exchanged

  The name of the Fund from which the exchange is to be made

  The name of the Fund into which the exchange is being made

See “Selling Your Shares” for important information about telephone transactions.

To prevent disruption in the management of the Funds due to market timing strategies, excessive exchange activity may be limited.

Notes on Exchanges

When exchanging from an HSBC Fund that has no sales charge or a lower sales charge to an HSBC Fund with a higher sales charge, you will pay the difference.

The registration and tax identification numbers of the two accounts must be identical.

The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

Be sure to read carefully the prospectus of any HSBC Fund into which you wish to exchange shares.

Class A Shares of the Funds may be exchanged for Class D Shares of the HSBC Money Market Funds only if you are otherwise eligible to hold Class D Shares. In all other cases, you will receive Class A Shares of the HSBC Money Market Funds in exchange for your Class A Shares of any of the HSBC Funds.

Delivery of Shareholder Documents

In an effort to reduce the cost associated with the printing and mailing of prospectuses, annual reports and semi-annual reports as well as reduce the likelihood of our shareholders receiving duplicative mailings, the Funds intend to mail only one prospectus and shareholder report to shareholders having the same last name and residing at a common address. If you wish to receive separate copies of the prospectuses and shareholder reports, please contact your financial advisor or registered representative at the institution where you have your account.

If you are a client of HSBC Securities (USA) Inc., please send your request to the address below:

HSBC Securities (USA) Inc.
P.O. Box 4217
Buffalo, NY 14240-8929

If you have any questions regarding the delivery of shareholder documents, please call 1-888-525-5757.

If your account is held directly with a Fund, please mail your request to the address below:

HSBC Funds
PO Box 182845
Columbus, Ohio 43218-2845

If you have any questions regarding the delivery of shareholder documents, please call 1-800-782-8183.

The Funds will begin sending you individual copies of prospectuses and shareholder reports thirty days after receiving your request

76

Shareholder Information

Dividends, Distributions and Taxes

Dividends and Distributions

All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges on reinvestments. Dividends are higher for Class A Shares than for Class B and C Shares, because Class A Shares have lower operating expenses. Capital gains are distributed at least annually.

Distributions are made on a per share basis regardless of how long you’ve owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution, which will generally be taxable.

Taxes

The Funds can have income, gains or losses from any distributions or redemptions in the Underlying Funds. Distributions of the long-term capital gains of either the Funds or Underlying Funds will generally be taxed as long-term capital gains. Other distributions, including short-term capital gains, will be taxed as ordinary income.

A Fund cannot use gains distributed by one Underlying Fund to offset losses in another Underlying Fund. Redemptions of shares in an Underlying Fund, including those resulting from allocation changes, could also cause additional distributable gains to shareholders, a portion of which may be short-term capital gains distributable as ordinary income. Further, a portion of any losses on Underlying Fund share redemptions may be deferred under the “wash sale” rules. As a result of these factors, the Funds’ “fund-of-funds” structure could affect the amount, timing and character of distributions to shareholders. For taxable years beginning before or on December 22, 2010, the Funds will also not be able to pass through from the Underlying Funds any potential benefit from the foreign tax credit. For taxable years beginning after December 22, 2010, a Fund will be able to pass through such benefits, provided that at least 50% of such Fund’s total assets are invested in other regulated investment companies.

The following information is meant as a general summary of tax matters for U.S. taxpayers. Please see the Funds’ SAI for more information. Because everyone’s tax situation is unique, you should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

  A Fund generally will not have to pay income tax on amounts it distributes to shareholders, although shareholders will be taxed on distributions they receive.

  Any income a Fund receives and any capital gain that a Fund derives is paid out, less expenses, to its shareholders.

  The Income Strategy Fund intends to declare and pay dividends from net investment income, if any, monthly. The Conservative Strategy Fund and the Moderate Fund intend to declare and pay dividends from net investment income, if any, quarterly. The Balanced Strategy Fund and the Aggressive Strategy Fund intend to declare and pay dividends from net investment income, if any, at least annually. Net capital gains, if any, for all Funds are distributed at least annually. Unless a shareholder elects to receive them in cash, dividends and distributions will be automatically invested in additional shares of a Fund.

  Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

  Subject to certain limitations, qualifying dividends on corporate stock that are designated as qualified dividend income are eligible for a reduced maximum rate to individuals of 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

77

Shareholder Information

Dividends, Distributions and Taxes continued
  Any portion of a Fund’s dividend that is derived from interest will not qualify for the reduced rate of tax that may apply to certain qualifying dividends on corporate stock, as described above. Instead, dividends attributable to interest will be taxed at the ordinary income tax rate applicable to the taxpayer. This may be particularly applicable to the Conservative Fund whose asset allocation favors fixed income investments. If a Fund reports a dividend as a capital gain distribution (e.g., when the Fund has a gain from the sale of an asset that the Fund held for more than one year), you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Fund shares. Distributions of short-term capital gains (e.g., when a Fund has a gain from the sale of an asset it held for one year or less) are taxable at ordinary income tax rates.

  An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

  Dividends are taxable in the year in which they are paid or deemed paid, even if they appear on your account statement the following year. If a Fund declares a dividend in October, November or December of a year and distributes the dividend in January of the next year, you may be taxed as if you received it in the year declared rather than the year received.

  There may be tax consequences to you if you dispose of your shares in a Fund, for example, through redemption, exchange or sale. The amount of any gain or loss and the rate of tax will depend mainly upon how much you pay for the shares, how much you sell them for, and how long you held them.

  Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale or exchange of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition including replacement pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.

  Information regarding the federal tax status of distributions made by the Funds will be mailed by February 15th of each year. The notice will tell you which dividends must be treated as taxable ordinary income and which (if any) are long-term capital gain. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

  If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

78

Shareholder Information

Dividends, Distributions and Taxes continued
  As with all mutual funds, the Funds may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.
  Foreign shareholders are generally subject to special withholding requirements. If a Fund elects to report distributions of U.S. source interest and short-term capital gains, such distributions may be paid to foreign shareholders free of withholding through October 31, 2014 (unless the effective date of the relevant exemption is extended to later taxable years). A Fund has the option of not accepting purchase orders from non-U.S. investors.

  If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends or capital gains until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

  There is a penalty on certain pre-retirement distributions from retirement accounts.

  Effective July 1, 2014, the Funds will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption fees and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.- owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

79

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years, or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information audited by KPMG LLP, whose report, along with each Fund’s financial statements, is incorporated herein by reference and is included in the annual report, which is available upon request.

Aggressive Strategy Fund

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Total Dividends	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover (c)
CLASS A SHARES
Year Ended October 31, 2009	$8.62	0.01	1.57	1.58	—	—	$10.20	18.33	%(d)	$5,426	1.50%	0.09%		2.16%	53%
Year Ended October 31, 2010	10.20	0.03	1.80	1.83	—	—	12.03	17.94	%(e)	7,886	1.50%	0.24%		2.00%	50%
Year Ended October 31, 2011	12.03	0.10	(0.07)	0.03	(0.10)	(0.10)	11.96	0.20	%(f)	9,217	1.50%	0.77%		1.61%	71%
Year Ended October 31, 2012	11.96	0.02	0.89	0.91	(0.10)	(0.10)	12.77	7.72%		10,136	1.50%	0.16%		1.66%	71%
Year Ended October 31, 2013	12.77	0.12	2.73	2.85	(0.04)	(0.04)	15.58	22.38%		11,106	1.50%	0.86%		1.50%	37%
CLASS B SHARES
Year Ended October 31, 2009	$8.39	(0.06)	1.53	1.47	—	—	$9.86	17.52	%(d)	$3,767	2.25%	(0.66)%		2.91%	53%
Year Ended October 31, 2010	9.86	(0.05)	1.73	1.68	—	—	11.54	17.04	%(e)	5,519	2.25%	(0.51)%		2.75%	50%
Year Ended October 31, 2011	11.54	— (g)	(0.06)	(0.06)	(0.03)	(0.03)	11.45	(0.53	)%(f)	6,750	2.25%	0.02%		2.36%	71%
Year Ended October 31, 2012	11.45	(0.07)	0.85	0.78	(0.01)	(0.01)	12.22	6.87%		5,870	2.25%	(0.57)%		2.40%	71%
Year Ended October 31, 2013	12.22	0.01	2.61	2.62	—	—	14.84	21.44%		5,604	2.25%	0.11%		2.25%	37%
CLASS C SHARES
Year Ended October 31, 2009	$8.39	(0.05)	1.51	1.46	—	—	$9.85	17.40	%(d)	$289	2.25%	(0.59)%		2.93%	53%
Year Ended October 31, 2010	9.85	(0.05)	1.73	1.68	—	—	11.53	17.06	%(e)	698	2.25%	(0.47)%		2.76%	50%
Year Ended October 31, 2011	11.53	— (g)	(0.05)	(0.05)	(0.05)	(0.05)	11.43	(0.46	)%(f)	1,884	2.25%	—	%(h)	2.35%	71%
Year Ended October 31, 2012	11.43	(0.07)	0.85	0.78	(0.04)	(0.04)	12.17	6.83%		1,713	2.25%	(0.56)%		2.40%	71%
Year Ended October 31, 2013	12.17	0.02	2.59	2.61	—	—	14.78	21.45%		1,673	2.25%	0.12%		2.25%	37%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Portfolios, the Fund does not include expenses of the affiliated and unaffiliated investment companies, in which the Fund invests.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	During the year ended October 31, 2009, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.11%, 0.11% and 0.11% for Class A Shares, Class B Shares and Class C Shares, respectively.
(e)	During the year ended October 31, 2010, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.09%, 0.09% and 0.09% for Class A Shares, Class B Shares and Class C Shares, respectively.
(f)	During the year ended October 31, 2011, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.08%, 0.08% and 0.08% for Class A Shares, Class B Shares and Class C Shares, respectively.
(g)	Rounds to less than $0.01 or $(0.01).
(h)	Rounds to less than 0.005% or (0.005)%.

80

Financial Highlights

Balanced Strategy Fund

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Total Dividends	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover (c)
CLASS A SHARES
Year Ended October 31, 2009	$8.81	0.07	1.55	1.62	(0.09)	(0.09)	$10.34	18.66	%(d)	$15,304	1.50%	0.84%	1.57%	48%
Year Ended October 31, 2010	10.34	0.19	1.64	1.83	(0.08)	(0.08)	12.09	17.79	%(e)	21,642	1.25%	1.72%	1.30%	53%
Year Ended October 31, 2011	12.09	0.32	(0.06)	0.26	(0.28)	(0.28)	12.07	2.08	%(f)	28,262	1.12%	2.60%	1.14%	74%
Year Ended October 31, 2012	12.07	0.23	0.75	0.98	(0.39)	(0.39)	12.66	8.51%		29,490	1.15%	1.89%	1.15%	62%
Year Ended October 31, 2013	12.66	0.24	1.72	1.96	(0.23)	(0.23)	14.39	15.76%		28,746	1.04%	1.79%	1.04%	35%
CLASS B SHARES
Year Ended October 31, 2009	$8.76	0.01	1.55	1.56	(0.01)	(0.01)	$10.31	17.80	%(d)	$11,196	2.25%	0.07%	2.31%	48%
Year Ended October 31, 2010	10.31	0.11	1.64	1.75	(0.01)	(0.01)	12.05	17.01	%(e)	15,593	2.00%	0.97%	2.05%	53%
Year Ended October 31, 2011	12.05	0.23	(0.07)	0.16	(0.20)	(0.20)	12.01	1.30	%(f)	18,799	1.87%	1.85%	1.90%	74%
Year Ended October 31, 2012	12.01	0.14	0.75	0.89	(0.30)	(0.30)	12.60	7.66%		16,805	1.91%	1.18%	1.91%	62%
Year Ended October 31, 2013	12.60	0.14	1.72	1.86	(0.13)	(0.13)	14.33	14.89%		15,633	1.80%	1.05%	1.80%	35%
CLASS C SHARES
Year Ended October 31, 2009	$8.80	0.01	1.55	1.56	(0.01)	(0.01)	$10.35	17.81	%(d)	$1,507	2.25%	0.06%	2.30%	48%
Year Ended October 31, 2010	10.35	0.12	1.63	1.75	(0.01)	(0.01)	12.09	16.96	%(e)	3,497	2.01%	1.04%	2.06%	53%
Year Ended October 31, 2011	12.09	0.23	(0.07)	0.16	(0.21)	(0.21)	12.04	1.25	%(f)	6,427	1.87%	1.85%	1.90%	74%
Year Ended October 31, 2012	12.04	0.14	0.76	0.90	(0.32)	(0.32)	12.62	7.77%		5,908	1.91%	1.18%	1.91%	62%
Year Ended October 31, 2013	12.62	0.14	1.72	1.86	(0.13)	(0.13)	14.35	14.87%		5,544	1.80%	1.04%	1.80%	35%
*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Portfolios, the Fund does not include expenses of the affiliated and unaffiliated investment companies, in which the Fund invests.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)

During the year ended October 31, 2009, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.11%, 0.11% and 0.11% for Class A Shares, Class B Shares and Class C Shares, respectively.

(e)	During the year ended October 31, 2010, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.07%, 0.07% and 0.07% for Class A Shares, Class B Shares and Class C Shares, respectively.
(f)	During the year ended October 31, 2011, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.06%, 0.06% and 0.06% for Class A Shares, Class B Shares and Class C Shares, respectively.

81

Financial Highlights

Moderate Strategy Fund

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Total Dividends	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover (c)
CLASS A SHARES
Year Ended October 31, 2009	$8.69	0.13	1.39	1.52	(0.12)	(0.12)	$10.09	17.75	%(d)	$15,909	1.44%	1.47%	1.49%	41%
Year Ended October 31, 2010	10.09	0.25	1.38	1.63	(0.24)	(0.24)	11.48	16.39	%(e)	18,921	1.14%	2.33%	1.19%	67%
Year Ended October 31, 2011	11.48	0.37	(0.12)	0.25	(0.44)	(0.44)	11.29	2.19	%(f)	23,719	1.06%	3.16%	1.09%	63%
Year Ended October 31, 2012	11.29	0.26	0.65	0.91	(0.32)	(0.32)	11.88	8.24%		25,175	1.16%	2.30%	1.16%	61%
Year Ended October 31, 2013	11.88	0.23	1.04	1.27	(0.27)	(0.27)	12.88	10.80%		24,671	1.08%	1.86%	1.08%	30%
CLASS B SHARES
Year Ended October 31, 2009	$8.69	0.06	1.39	1.45	(0.06)	(0.06)	$10.08	16.82	%(d)	$14,230	2.19%	0.71%	2.24%	41%
Year Ended October 31, 2010	10.08	0.17	1.38	1.55	(0.17)	(0.17)	11.46	15.61	%(e)	18,362	1.89%	1.59%	1.94%	67%
Year Ended October 31, 2011	11.46	0.28	(0.10)	0.18	(0.36)	(0.36)	11.28	1.51	%(f)	20,323	1.81%	2.40%	1.84%	63%
Year Ended October 31, 2012	11.28	0.19	0.63	0.82	(0.23)	(0.23)	11.87	7.43%		17,615	1.92%	1.64%	1.92%	61%
Year Ended October 31, 2013	11.87	0.14	1.04	1.18	(0.18)	(0.18)	12.87	10.04%		15,407	1.83%	1.12%	1.83%	30%
CLASS C SHARES
Year Ended October 31, 2009	$8.49	0.06	1.35	1.41	(0.06)	(0.06)	$9.84	16.75	%(d)	$1,488	2.19%	0.72%	2.24%	41%
Year Ended October 31, 2010	9.84	0.17	1.35	1.52	(0.18)	(0.18)	11.18	15.55	%(e)	2,544	1.90%	1.59%	1.95%	67%
Year Ended October 31, 2011	11.18	0.27	(0.11)	0.16	(0.36)	(0.36)	10.98	1.42	%(f)	3,859	1.81%	2.40%	1.84%	63%
Year Ended October 31, 2012	10.98	0.18	0.62	0.80	(0.23)	(0.23)	11.55	7.49%		3,329	1.91%	1.64%	1.91%	61%
Year Ended October 31, 2013	11.55	0.13	1.01	1.14	(0.19)	(0.19)	12.50	9.96%		4,109	1.83%	1.10%	1.83%	30%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Portfolios, the Fund does not include expenses of the affiliated and unaffiliated investment companies, in which the Fund invests.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)

During the year ended October 31, 2009, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.09%, 0.09% and 0.09% for Class A Shares, Class B Shares and Class C Shares, respectively.

(e)	During the year ended October 31, 2010, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.06%, 0.06% and 0.06% for Class A Shares, Class B Shares and Class C Shares, respectively.
(f)	During the year ended October 31, 2011, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.04%, 0.04% and 0.04% for Class A Shares, Class B Shares and Class C Shares, respectively.

82

Financial Highlights

Conservative Strategy Fund

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Total Dividends	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover (c)
CLASS A SHARES
Year Ended October 31, 2009	$8.84	0.14	1.16	1.30	(0.13)	(0.13)	$10.01	14.95	%(d)	$5,059	1.50%	1.53%	1.62%	34%
Year Ended October 31, 2010	10.01	0.26	1.11	1.37	(0.23)	(0.23)	11.15	13.86	%(e)	7,139	1.38%	2.42%	1.43%	78%
Year Ended October 31, 2011	11.15	0.36	(0.10)	0.26	(0.46)	(0.46)	10.95	2.40	%(f)	8,946	1.19%	3.21%	1.22%	54%
Year Ended October 31, 2012	10.95	0.27	0.58	0.85	(0.33)	(0.33)	11.47	8.00%		9,933	1.34%	2.40%	1.34%	59%
Year Ended October 31, 2013	11.47	0.20	0.51	0.71	(0.25)	(0.25)	11.93	6.28%		9,255	1.26%	1.75%	1.26%	31%
CLASS B SHARES
Year Ended October 31, 2009	$8.76	0.07	1.15	1.22	(0.07)	(0.07)	$9.91	14.05	%(d)	$4,907	2.25%	0.77%	2.38%	34%
Year Ended October 31, 2010	9.91	0.17	1.10	1.27	(0.16)	(0.16)	11.02	12.94	%(e)	7,411	2.14%	1.68%	2.19%	78%
Year Ended October 31, 2011	11.02	0.27	(0.09)	0.18	(0.38)	(0.38)	10.82	1.68	%(f)	8,995	1.94%	2.46%	1.97%	54%
Year Ended October 31, 2012	10.82	0.18	0.58	0.76	(0.25)	(0.25)	11.33	7.21%		9,810	2.10%	1.67%	2.10%	59%
Year Ended October 31, 2013	11.33	0.12	0.50	0.62	(0.18)	(0.18)	11.77	5.50%		9,222	2.01%	1.00%	2.01%	31%
CLASS C SHARES
Year Ended October 31, 2009	$9.00	0.07	1.18	1.25	(0.07)	(0.07)	$10.18	13.97	%(d)	$485	2.25%	0.78%	2.37%	34%
Year Ended October 31, 2010	10.18	0.18	1.14	1.32	(0.17)	(0.17)	11.33	13.07	%(e)	1,323	2.16%	1.71%	2.21%	78%
Year Ended October 31, 2011	11.33	0.28	(0.10)	0.18	(0.39)	(0.39)	11.12	1.57	%(f)	2,486	1.94%	2.49%	1.96%	54%
Year Ended October 31, 2012	11.12	0.19	0.60	0.79	(0.25)	(0.25)	11.66	7.28%		2,897	2.08%	1.69%	2.08%	59%
Year Ended October 31, 2013	11.66	0.12	0.52	0.64	(0.18)	(0.18)	12.12	5.53%		3,442	2.01%	0.98%	2.01%	31%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Portfolios, the Fund does not include expenses of the affiliated and unaffiliated investment companies, in which the Fund invests.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	During the year ended October 31, 2009, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.08%, 0.08% and 0.08% for Class A Shares, Class B Shares and Class C Shares, respectively.
(e)	During the year ended October 31, 2010, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.05%, 0.05% and 0.05% for Class A Shares, Class B Shares and Class C Shares, respectively.
(f)	During the year ended October 31, 2011, certain HSBC Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.02%, 0.02% and 0.02% for Class A Shares, Class B Shares and Class C Shares, respectively.

83

Financial Highlights

Income Strategy Fund

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments and Foreign Currencies	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investment Transactions	Total Dividends	Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratios of Expenses to Average Net Assets (Excluding Fee Reductions) (c)	Portfolio Turnover (b)(d)
CLASS A SHARES
Period Ended October 31, 2012(e)	$10.00	0.10	0.40	0.50	(0.07)	—	(0.07)	$10.43	5.02%	$337	1.50%	1.58%	29.67%	31%
Year Ended October 31, 2013	10.43	0.18	0.08	0.26	(0.30)	(0.03)	(0.33)	10.36	2.57%	$311	1.50%	1.72%	13.61%	48%
CLASS B SHARES
Period Ended October 31, 2012(e)	$10.00	0.06	0.39	0.45	(0.04)	—	(0.04)	$10.41	4.52%	$348	2.25%	0.89%	26.84%	31%
Year Ended October 31, 2013	10.41	0.10	0.08	0.18	(0.22)	(0.03)	(0.25)	10.34	1.81%	$402	2.25%	0.97%	14.39%	48%
CLASS C SHARES
Period Ended October 31, 2012(e)	$10.00	0.06	0.39	0.45	(0.04)	—	(0.04)	$10.41	4.47%	$232	2.25%	0.90%	27.00%	31%
Year Ended October 31, 2013	10.41	0.09	0.09	0.18	(0.23)	(0.03)	(0.26)	10.33	1.75%	$643	2.25%	0.84%	14.49%	48%

*	The expense ratios reflected do not include expenses of the affiliated and unaffiliated investment companies, in which the Fund invests.
(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without the distinguishing between the classes of shares issued.
(e)	Commenced operations on March 20, 2012.

84

For more information about the Funds, the following documents are available free upon request:

Annual/Semiannual Reports:

The Funds’ annual and semi-annual reports to shareholders contain additional information on the Funds’ investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and legally considered a part of this prospectus.

You can get free copies of the Funds’ annual and semi-annual reports and the SAI and prospectuses of other funds of the HSBC Family of Funds from the Funds’ website at www.investorfunds.us.hsbc.com. You can also obtain these items or request other information, and discuss your questions about the Funds, by contacting a broker or bank through which shares of the Funds may be purchased or sold or contact the Funds at:

HSBC Funds
P.O. Box 182845
Columbus, Ohio 43218-2845
Telephone:	1-800-782-8183

You can review and copy the Funds’ annual and semi-annual reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington D.C. You can get text-only copies:

  For a duplicating fee, by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090 or 1-800-SEC-0330,

  Free from the SEC’s Website at www.sec.gov.

 Investment Company Act File No. 811-04782

HSB-PU-LLA 0314

HSBC Global Asset Management (USA) Inc.

HSBC Funds
Prospectus
February 28, 2014

EQUITY FUNDS	Class A	Class B	Class C	Class I
HSBC Growth Fund	HOTAX	HOTBX	HOTCX	HOTYX
HSBC Opportunity Fund	HSOAX	HOPBX	HOPCX	RESCX

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A DEPOSIT OF HSBC BANK USA, N.A. AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HSBC Funds	Table of Contents

	Summary Section
This section summarizes	3	HSBC Growth Fund
each Fund’s investment	9	HSBC Opportunity Fund
objectives, strategies, fees,
risks, and past performance,
and provides other information
about your account.

	Additional Information About the Funds’
	Investment Strategies and Risks
This section provides	21	More About Risks and Investment Strategies
additional details about	22	Principal Investment Risks
each Fund’s investment	26	Additional Risks
strategies and risks.	28	More Information About Indices
	29	Who May Want to Invest?
	29	More Information About Fund Investments
	29	Portfolio Holdings
	29	The Two-Tier Fund Structure

	Fund Management
Review this section	30	The Investment Adviser and Subadvisers
for details on	32	Portfolio Managers
the people and	33	The Distributor, Administrator and Sub-Administrator
organizations who provide
services to the Funds.

	Shareholder Information
Review this section for	34	Pricing of Fund Shares
details on how	35	Purchasing and Adding to Your Shares
shares are valued,	41	Selling Your Shares
and how to purchase,	45	Distribution Arrangements/Sales Charges
sell and exchange shares.	49	Distribution and Shareholder Servicing Arrangements—
This section also describes		Revenue Sharing
related charges, and	49	Exchanging Your Shares
payments of dividends	50	Delivery of Shareholder Documents
and distributions.	51	Dividends, Distributions and Taxes

	Financial Highlights
Review this section	53	HSBC Growth Fund
for details on	54	HSBC Opportunity Fund
selected financial
statements of the Funds.

2

HSBC Growth Fund
Summary Section

Class A, Class B, Class C and Class I Shares

Investment Objective

The investment objective of the HSBC Growth Fund (the “Growth Fund” or “Fund”) is long-term growth of capital.

Fees and Expenses of the Fund^

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the HSBC Family of Funds. More information about these and other discounts is available from your financial professional, and is explained in “Distribution Arrangements/Sales Charges” on page 45 of this prospectus and in the Fund’s Statement of Additional Information (“SAI”) in “Right of Accumulation” on page 86.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class B	Class C	Class I
Maximum Sales Charge (load) Imposed on Purchases
(as a % of offering price)	5.00%	None	None	None
Maximum Deferred Sales Charge (load)
(as a % of amount redeemed)	None	4.00%	1.00%	None

Annual Fund Operating Expenses (expenses that you pay
each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class I
Management Fee	0.68%	0.68%	0.68%	0.68%
Distribution (12b-1) Fee	0.00%	0.75%	0.75%	0.00%
Other Expenses:
Shareholder Servicing Fee	0.25%	0.25%	0.25%	0.00%
Other Operating Expenses	0.40%	0.40%	0.40%	0.40%
Total Other Expenses	0.65%	0.65%	0.65%	0.40%
Total Annual Fund Operating Expenses	1.33%	2.08%	2.08%	1.08%
Reduction of Management Fee Due to Contractual Limits(1)	0.12%	0.12%	0.12%	0.12%
Fee Waiver and/or Expense Reimbursement(2)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses After Reduction of
Management Fee Due to Contractual Limits and Fee Waiver
and/or Reimbursement	1.20%	1.95%	1.95%	0.95%

^	This table reflects the combined fees and expenses for both the Fund and the HSBC Growth Portfolio (“Growth Portfolio” or “Portfolio”).
(1)

The investment advisory agreement between the Portfolio and the Portfolio’s investment adviser, HSBC Global Asset Management (USA) Inc. (the “Adviser”), provides that the Portfolio may pay the Adviser (who, in turn, pays the subadviser, Winslow Capital Management, LLC (the “Subadviser”)) an aggregate management fee of up to 0.68% of the average daily value of the Portfolio’s net assets. Currently, the Portfolio is paying the Adviser 0.175%. The Adviser’s share of the aggregate management fee is capped at 0.175%. The Subadviser’s share of the aggregate management fee is set by contract between the Adviser and the Subadviser. The Adviser’s and Subadviser’s fees currently aggregate to 0.558%. The contract between the Adviser and Subadviser may be terminated at any time without penalty upon 30 days’ written notice to the Subadviser by the Adviser or the Portfolio upon the vote of a majority of the Trustees, or by the Subadviser upon 30 days’ written notice to the Portfolio or Adviser.

(2)	HSBC Global Asset Management (USA) Inc., the Portfolio’s investment adviser (“Adviser”), has entered into a contractual expense limitation agreement with the Fund (“Expense Limitation Agreement”) under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.20% for Class A Shares, 1.95% for Class B Shares, 1.95% for Class C Shares and 0.95% for Class I Shares. Any amounts contractually waived or reimbursed by the Adviser will be subject to repayment by the Fund to the Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. The expense limitation shall be in effect until March 1, 2015. The Expense Limitation Agreement shall terminate upon the termination of the Amended and Restated Master Investment Advisory Contract between HSBC Portfolios and the Adviser, or it may be terminated upon written notice to the Adviser by the Trust.

3

HSBC Growth Fund
Summary Section

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example takes the Fund’s Expense Limitation Agreement into account for the first year only. The Example reflects the combined fees and expenses of the Fund and the Portfolio. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$616	$864	$1,131	$1,892
Class B Shares	$598	$814	$1,056	$1,912
Class C Shares	$298	$614	$1,056	$2,284
Class I Shares	$97	$305	$530	$1,177

For the share classes listed below, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class B Shares	$198	$614	$1,056	$1,912
Class C Shares	$198	$614	$1,056	$2,284

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 75% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing all of its assets in the Portfolio, which has the same investment objective as the Fund. For simplicity purposes, this prospectus may use the term “Fund,” as applicable, to include the Portfolio. The Fund seeks to achieve its investment objective by investing, under normal market conditions, primarily in U.S. and foreign equity securities of high quality companies with market capitalizations generally in excess of $2 billion, which Winslow Capital Management, LLC, the Portfolio’s subadviser, believes have the potential to generate superior levels of long-term profitability and growth. Equity securities include common or preferred stock; rights or warrants to purchase common or preferred stock; securities convertible into common or preferred stock such as convertible preferred stock, bonds or debentures; American Depositary Receipts (“ADRs”); and other securities with equity characteristics.

The Fund may invest in short-term debt and other high-quality, fixed income securities, including U.S. and foreign government securities, certificates of deposit and bankers’ acceptances of U.S. and foreign banks, and commercial paper of U.S. and foreign issuers. Additionally, the Fund may invest up to 20% of its assets in bonds and other debt securities, including lower rated, high-yield bonds, commonly referred to as “junk bonds.”

The Subadviser uses a “growth” style of investing. The Subadviser selects growth companies which it anticipates will create superior wealth over time and potentially have sustainable competitive advantages. The Subadviser’s selection process is a blend of quantitative and fundamental research. From a quantitative standpoint, the Subadviser concentrates on profitability, capital intensity, cash flow and valuation measures, as well as earnings growth rates. Once the quantitative research is completed, the Subadviser conducts its internal research. The Subadviser searches to identify those companies that it believes possess a sustainable competitive advantage. The Subadviser seeks to outperform the Russell 1000® Growth Index, the Fund’s broad-based securities market index.

4

HSBC Growth Fund
Summary Section

Principal Investment Risks

You could lose money by investing in the Fund. The Fund has the following principal investment risks:

  Equity Securities Risk: The prices of equity securities fluctuate from time to time based on changes in a company’s financial condition or overall market and economic conditions. As a result, the value of equity securities may fluctuate drastically from day to day. The risks of investing in equity securities also include:
  Style Risk: The risk that use of a growth or value investing style may fall out of favor in the marketplace for various periods of time. Growth stock prices reflect projections of future earnings or revenues and may decline dramatically if the company fails to meet those projections. A value stock may not increase in price as anticipated if other investors fail to recognize the company’s value.

  Capitalization Risk: Stocks of large capitalization companies may be volatile in the event of earnings disappointments or other financial developments. Medium and smaller capitalization companies may involve greater risks due to limited product lines and market and financial or managerial resources. Stocks of these companies may also be more volatile, less liquid and subject to the potential for greater declines in stock prices in response to selling pressure. Stocks of smaller capitalization companies generally have more risk than medium capitalization companies.

  Issuer Risk: An issuer’s earnings prospects and overall financial position may deteriorate, causing a decline in the Fund’s net asset value.
  Debt Instruments Risk: The risks of investing in debt instruments include:
  High-Yield Securities (“Junk Bond”) Risk: Investments in high-yield securities (commonly referred to as “junk bonds”) are often considered speculative investments and have significantly higher credit risk than investment-grade securities and tend to be less marketable (i.e., less liquid) than higher rated securities. The prices of high-yield securities, which may be more volatile and less liquid than higher rated securities of similar maturity, may be more vulnerable to adverse market, economic or political conditions.

  Interest Rate Risk: Fluctuations in interest rates may affect the yield and value of investments in income producing or debt instruments. Generally, if interest rates rise, the value of such investments may fall. Investors should note that interest rates are at, or near, historic lows, but will ultimately increase, with unpredictable effects on the markets and the Fund’s investments.

  Credit Risk: The Fund could lose money if an issuer or guarantor of a debt instrument fails to make timely payments of interest or principal or enters bankruptcy. This risk is greater for lower-quality bonds than for bonds that are investment grade.

  Inventory Risk: The market-making capacity in debt markets has declined as a result of reduced broker-dealer inventories relative to fund assets, reduced broker-dealer proprietary trading activity and increased regulatory capital requirements for financial institutions such as banks. Because market makers provide stability to a market through their intermediary services, a significant reduction in dealer market-making capacity has the potential to decrease liquidity and increase volatility in the debt markets.
  Market Risk: The value of the Fund’s investments may decline due to changing economic, political, regulatory or market conditions. Market risk may affect a single issuer, industry or section of the economy or it may affect the economy as a whole. Moreover, the conditions in one country or geographic region could adversely affect the Fund’s investments in a different country or geographic region.

  Foreign Securities Risk: Investments in foreign securities are generally considered riskier than investments in U.S. securities, and are subject to additional risks, including international trade, political, economic and regulatory risks; fluctuating currency exchange rates; less liquid, developed or efficient trading markets; the imposition of exchange controls, confiscations and other government restrictions; and different corporate disclosure and governance standards.

5

HSBC Growth Fund
Summary Section
  American Depositary Receipts (“ADRs”) Risk: The Fund’s investments may take the form of ADRs. ADRs involve many of the same risks of investing directly in foreign securities, and may also involve risks not experienced when investing directly in the equity securities of an issuer, including the risk that unsponsored ADRs may not provide as much information about the underlying issuer.

  Currency Risk: Fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between various foreign currencies, may negatively affect the Fund’s performance.

An investment in the Fund is not a deposit of HSBC Bank USA, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Bar Chart and Table

The bar chart and table below provide an indication of the risks of an investment in the Fund by showing changes in the Fund’s year-to-year performance and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance and an average for a peer group of similar funds. Past performance, including before- and after-tax returns, does not indicate how the Fund will perform in the future.

The bar chart below shows the Fund’s annual returns for Class A Shares and how performance has varied from year to year. The returns for Class B Shares, Class C Shares and Class I Shares will differ from the Class A Shares’ returns shown in the bar chart because the expenses of the classes differ.

Annual Total Returns as of 12/31 for Class A Shares
(Excluding sales charges, which if included, would cause returns to be lower.)

Best Quarter:	Q1 2012	17.27%
Worst Quarter:	Q4 2008	-23.15%

6

HSBC Growth Fund
Summary Section

Performance Bar Chart and Table (continued)

The table that follows shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown in the table below are for Class A Shares of the Fund and after-tax returns for Class B, Class C and Class I Shares may vary. The table further compares the Fund’s performance over time to that of the Russell 1000® Growth Index and the Lipper Large-Cap Growth Funds Average.

Average Annual Total Returns^ (for the periods ended December 31, 2013)

	Inception			Since
	Date*	1 Year	5 Years	Inception
Class A Return Before Taxes	May 7, 2004	29.69%	19.00%	8.36%
Class A Return After Taxes on Distributions	May 7, 2004	26.13%	18.08%	7.69%
Class A Return After Taxes on Distributions
and Sale of Fund Shares	May 7, 2004	19.56%	15.55%	6.85%
Class B Return Before Taxes
(with applicable CDSC)	May 7, 2004	31.51%	19.32%	8.42%
Class C Return Before Taxes
(with applicable CDSC)	May 7, 2004	34.55%	19.31%	8.13%
Class I Return Before Taxes	May 7, 2004	36.84%	20.52%	9.20%
Russell 1000® Growth Index (reflects no
deduction for fees, expenses or taxes)	—	33.48%	20.39%	8.18	%**
Lipper Large-Cap Growth Funds Average	—	33.98%	19.01%	7.61	%***

^	During the year ended December 31, 2007, the Portfolio received a one-time reimbursement from the Adviser related to past marketing arrangements. During the years ended 2008, 2009, 2010, 2011, 2012 and 2013 the Portfolio received one-time payments in respect of class action settlements and during the year ended December 31, 2010, the Fund received a one-time payment in respect of a class action settlement, which had the result of increasing the Portfolio’s and the Fund’s total return. As a result, the Fund’s total returns for the years ended December 31, 2007, 2008, 2009, 2010, 2011, 2012 and 2013 were higher than they would have been had the Fund and the Portfolio not received the payments.
*	The Fund was initially offered for purchase on May 7, 2004; no shareholder activity occurred until May 10, 2004.
**	Since May 7, 2004.
***	Since April 30, 2004.

7

HSBC Growth Fund
Summary Section

Investment Advisers

HSBC Global Asset Management (USA) Inc. is the Portfolio’s investment adviser. Winslow Capital Management, LLC is the Portfolio’s subadviser.

Portfolio Managers

The management and investment decisions for the Portfolio are made by Clark J. Winslow, Chief Executive Officer and portfolio manager of the Subadviser; Justin H. Kelly, CFA, Chief Investment Officer and portfolio manager of the Subadviser; and Patrick M. Burton, CFA, Managing Director and portfolio manager of the Subadviser. Messrs. Winslow and Kelly have been primarily responsible for the portfolio management of the Portfolio since May 16, 2008 and Mr. Burton has been primarily responsible for the portfolio management of the Portfolio since March 31, 2013.

Purchasing and Selling Your Shares

Generally, you may purchase or redeem Fund shares on any business day by mail (HSBC Funds, PO Box 182845, Columbus, Ohio 43218-2845), wire transfer, or telephone at 1-800-782-8183. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

	Minimum	Minimum
	Initial	Subsequent
Account Type	Investment*	Investment*
Class A or C Shares
Regular (non-retirement)	$1,000	$100
Retirement (IRA)	$250	$100
Automatic Investment Plan	$250	$25
Class I Shares	$5,000,000	$0

* Omnibus accounts are eligible to meet the minimums at the omnibus account level.

Class B Shares may no longer be purchased or acquired by any new or existing Class B shareholder, except through dividend and/or capital gains reinvestment.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund, the Adviser or the distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.

8

HSBC Opportunity Fund
Summary Section

Class A, Class B and Class C Shares

Investment Objective

The investment objective of the HSBC Opportunity Fund (the “Opportunity Fund” or “Fund”) is long-term growth of capital.

Fees and Expenses of the Fund^

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the HSBC Family of Funds. More information about these and other discounts is available from your financial professional, and is explained in “Distribution Arrangements/Sales Charges” on page 45 of this prospectus and in the Fund’s Statement of Additional Information (“SAI”) in “Right of Accumulation” on page 86.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class B	Class C
Maximum Sales Charge (load) Imposed on
Purchases (as a % of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (load)
(as a % of amount redeemed)	None	4.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay
each year as a percentage of the value of your investment)	Class A	Class B	Class C
Management Fee	0.80%	0.80%	0.80%
Distribution (12b-1) Fee	0.00%	0.75%	0.75%
Other Expenses:
Shareholder Servicing Fee	0.25%	0.25%	0.25%
Other Operating Expenses	0.96%	0.96%	0.96%
Total Other Expenses	1.21%	1.21%	1.21%
Total Annual Fund Operating Expenses	2.01%	2.76%	2.76%
Fee Waiver and/or Expense Reimbursement(1)	0.36%	0.36%	0.36%
Total Annual Fund Operating Expenses After
Fee Waiver and/or Expense Reimbursement	1.65%	2.40%	2.40%

^	This table reflects the combined fees and expenses for both the Fund and the HSBC Opportunity Portfolio (“Opportunity Portfolio” or “Portfolio”).
(1)

HSBC Global Asset Management (USA) Inc., the Portfolio’s investment adviser (the “Adviser”), has entered into a contractual expense limitation agreement with the Fund (“Expense Limitation Agreement”) under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other than the Portfolio) to an annual rate of 1.65% for Class A Shares, 2.40% for Class B Shares and 2.40% for Class C Shares. Any amounts contractually waived or reimbursed by the Adviser will be subject to repayment by the Fund to the Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. The expense limitation shall be in effect until March 1, 2015. The Expense Limitation Agreement shall terminate upon the termination of the Amended and Restated Master Investment Advisory Contract between HSBC Portfolios and the Adviser, or it may be terminated upon written notice to the Adviser by the Trust.

9

HSBC Opportunity Fund
Summary Section

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects the combined fees and expenses of the Fund and the Portfolio. The Example takes the Expense Limitation Agreement into account for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$659	$1,066	$1,497	$2,693
Class B Shares	$643	$1,022	$1,428	$2,719
Class C Shares	$343	$ 822	$1,428	$3,064

For the share classes listed below, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class B Shares	$243	$822	$1,428	$2,719
Class C Shares	$243	$822	$1,428	$3,064

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 70% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing all of its assets in the Portfolio, which has the same investment objective as the Fund. For simplicity purposes, this prospectus may use the term “Fund,” as applicable, to include the Portfolio. The Fund seeks to achieve its investment objective by investing, under normal market conditions, primarily in equity securities of small and mid-cap companies. Small and mid-cap companies generally are defined as those companies with market capitalizations within the range represented in the Russell 2500® Growth Index (as of February 28, 2014, between approximately $39.0 million and $20.1 billion), the Fund’s broad-based securities market index.

The Fund may also invest in equity securities of larger, more established companies and may invest up to 20% of its assets in securities of foreign companies.

Westfield Capital Management Company, L.P., the Portfolio’s subadviser, selects securities based upon fundamental analysis of the company’s cash flow, industry position, potential for high-profit margins, and strength of management, as well as other factors. The Subadviser uses a bottom-up, as opposed to a top-down, investment style to select investments that it believes offer superior prospects for growth and are either:

  early in their cycle but which the Subadviser believes have the potential to become major enterprises, or are major enterprises whose rates of earnings growth the Subadviser expects to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.

10

HSBC Opportunity Fund
Summary Section

Principal Investment Strategies (continued)

The Subadviser believes these growth companies to have products, technologies, management, markets or opportunities which will potentially facilitate earnings growth over time that may be above the growth rate of the overall economy and the rate of inflation. Investments in growth companies may include securities listed on a securities exchange or traded in the over-the-counter markets.

The Fund will invest primarily in common stocks, but may, to a limited extent, seek appreciation in other types of securities when relative values and market conditions make such purchases appear attractive. As such, the Fund may invest in fixed income securities, which may include bonds, debentures, mortgage-backed securities, notes, bills, commercial paper, and U.S. Government securities.

Principal Investment Risks

You could lose money by investing in the Fund. The Fund has the following principal investment risks:

  Equity Securities Risk: The prices of equity securities fluctuate from time to time based on changes in a company’s financial condition or overall market and economic conditions. As a result, the value of equity securities may fluctuate drastically from day to day. The risks of investing in equity securities also include:

    Style Risk: The risk that use of a growth or value investing style may fall out of favor in the marketplace for various periods of time. Growth stock prices reflect projections of future earnings or revenues and may decline dramatically if the company fails to meet those projections. A value stock may not increase in price as anticipated if other investors fail to recognize the company’s value.

    Capitalization Risk: Stocks of large capitalization companies may be volatile in the event of earnings disappointments or other financial developments. Medium and smaller capitalization companies may involve greater risks due to limited product lines and market and financial or managerial resources. Stocks of these companies may also be more volatile, less liquid and subject to the potential for greater declines in stock prices in response to selling pressure. Stocks of smaller capitalization companies generally have more risk than medium capitalization companies.

    Issuer Risk: An issuer’s earnings prospects and overall financial position may deteriorate, causing a decline in the Fund’s net asset value.

  Debt Instruments Risk: The risks of investing in debt instruments include:

    Interest Rate Risk: Fluctuations in interest rates may affect the yield and value of investments in income producing or debt instruments. Generally, if interest rates rise, the value of such investments may fall. Investors should note that interest rates are at, or near, historic lows, but will ultimately increase, with unpredictable effects on the markets and the Fund’s investments.

    Credit Risk: The Fund could lose money if an issuer or guarantor of a debt instrument fails to make timely payments of interest or principal or enters bankruptcy. This risk is greater for lower-quality bonds than for bonds that are investment grade.

    Inventory Risk: The market-making capacity in debt markets has declined as a result of reduced broker-dealer inventories relative to fund assets, reduced broker-dealer proprietary trading activity and increased regulatory capital requirements for financial institutions such as banks. Because market makers provide stability to a market through their intermediary services, a significant reduction in dealer market-making capacity has the potential to decrease liquidity and increase volatility in the debt markets.

  Market Risk: The value of the Fund’s investments may decline due to changing economic, political, regulatory or market conditions. Market risk may affect a single issuer, industry or section of the economy or it may affect the economy as a whole. Moreover, the conditions in one country or geographic region could adversely affect the Fund’s investments in a different country or geographic region.

11

HSBC Opportunity Fund
Summary Section

Principal Investment Risks (continued)

  Foreign Securities Risk: Investments in foreign securities are generally considered riskier than investments in U.S. securities, and are subject to additional risks, including international trade, political, economic and regulatory risks; fluctuating currency exchange rates; less liquid, developed or efficient trading markets; the imposition of exchange controls, confiscations and other government restrictions; and different corporate disclosure and governance standards.

  Currency Risk: Fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between various foreign currencies, may negatively affect the Fund’s performance.

An investment in the Fund is not a deposit of HSBC Bank USA, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Bar Chart and Table

The bar chart and table below provide an indication of the risks of an investment in the Fund by showing changes in the Fund’s year-to-year performance and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance and an average for a peer group of similar funds. Past performance, including before- and after-tax returns, does not indicate how the Fund will perform in the future.

The bar chart below shows the Fund’s annual returns for Class A Shares and how performance has varied from year to year. The returns for Class B Shares and Class C Shares will differ from the Class A Shares’ returns shown in the bar chart because the expenses of the classes differ.

Annual Total Returns as of 12/31 for Class A Shares
(Excluding sales charges, which if included, would cause returns to be lower.)

Best Quarter:	Q4 2010	19.05%
Worst Quarter:	Q4 2008	-25.98%

12

HSBC Opportunity Fund
Summary Section

Performance Bar Chart and Table (continued)

The table that follows shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown in the table below are for Class A Shares of the Fund and after-tax returns for Class B and Class C Shares may vary. The table further compares the Fund’s performance over time to that of the Russell 2500® Growth Index and the Lipper Mid-Cap Growth Funds Average.

Average Annual Total Returns^ (for the periods ended December 31, 2013)

	Inception				Since
	Date	1 Year	5 Years	10 Years	Inception
Class A Return Before Taxes	Sept. 23, 1996	29.38%	22.69%	11.22%	10.39%
Class A Return After Taxes
on Distributions	Sept. 23, 1996	26.29%	21.26%	9.53%	8.39%
Class A Return After Taxes
on Distributions and Sale
of Fund Shares	Sept. 23, 1996	19.12%	18.78%	9.18%	8.17%
Class B Return Before Taxes
(with applicable CDSC)	January 6, 1998	31.32%	23.06%	11.28%	10.01%
Class C Return Before Taxes
(with applicable CDSC)	Nov. 4, 1998	34.26%	23.05%	10.98%	10.15%
Russell 2500® Growth Index
(reflects no deduction for fees,
expenses or taxes)	—	40.65%	24.03%	10.11%	8.12%*
Lipper Mid-Cap Growth
Funds Average	—	35.48%	21.41%	8.95%	8.73%**

^

During the year ended December 31, 2007, the Portfolio received a one-time reimbursement from the Adviser related to past marketing arrangements. During the years ended December 31, 2010, 2011, 2012 and 2013 the Portfolio received one-time payments in respect of class action settlements and during the year ended December 31, 2010, the Fund received a one-time payment in respect of a class action settlement, which had the result of increasing the Portfolio’s and the Fund’s total return. As a result, the Fund’s total return for the years ended December 31, 2007, 2010, 2011, 2012 and 2013 were higher than they would have been had the Fund and the Portfolio not received the payments.

*	Since September 23, 1996.
**	Since September 30, 1996.

13

HSBC Opportunity Fund
Summary Section

Investment Advisers

HSBC Global Asset Management (USA) Inc. is the Portfolio’s investment adviser. Westfield Capital Management Company, L.P. is the Portfolio’s subadviser.

Portfolio Managers

Investment decisions for the Portfolio are made by the Subadviser's Investment Committee (the “Committee”). William A. Muggia is the lead member of the Committee, which is composed of Westfield’s security analysts, an economist and a portfolio strategist. Although the Committee collectively acts as portfolio manager for the Portfolio, Westfield also lists the following Committee members, based either on seniority or role within the committee, as having day-to-day management responsibilities for the Portfolio: Ethan J. Myers, CFA; John M. Montgomery; Hamlen Thompson; and Bruce N. Jacobs, CFA. Messrs. Muggia, Jacobs, Meyers and Thompson have been Managers of the Portfolio since 2003 and Mr. Montgomery has been a Manager of the Portfolio since 2006.

Purchasing and Selling Your Shares

Generally, you may purchase or redeem Fund shares on any business day by mail (HSBC Funds, PO Box 182845, Columbus, Ohio 43218-2845), wire transfer, or telephone at 1-800-782-8183. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

	Minimum	Minimum
	Initial	Subsequent
Account Type	Investment*	Investment*
Class A or C Shares
Regular (non-retirement)	$1,000	$100
Retirement (IRA)	$250	$100
Automatic Investment Plan	$250	$25

* Omnibus accounts are eligible to meet the minimums at the omnibus account level.

Class B Shares may no longer be purchased or acquired by any new or existing Class B shareholder, except through dividend and/or capital gains reinvestment.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund, the Adviser or the distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.

14

HSBC Opportunity Fund
Summary Section

Class I Shares

Investment Objective

The investment objective of the HSBC Opportunity Fund (the “Opportunity Fund” or “Fund”) is long-term growth of capital.

Fees and Expenses of the Fund^

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay
each year as a percentage of the value of your investment)	Class I
Management Fee	0.80%
Distribution (12b-1) Fee	0.00%
Other Expenses:
Shareholder Servicing Fee	0.00%
Other Operating Expenses	0.19%
Total Other Expenses	0.19%
Total Annual Fund Operating Expenses	0.99%

^	This table reflects the combined fees and expenses for both the Fund and the HSBC Opportunity Portfolio (“Opportunity Portfolio” or “Portfolio”).

15

HSBC Opportunity Fund
Summary Section

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects the combined fees and expenses of the Fund and the Portfolio. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$101	$315	$547	$1,213

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 70% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing all of its assets in the Portfolio, which has the same investment objective as the Fund. For simplicity purposes, this prospectus may use the term “Fund,” as applicable, to include the Portfolio. The Fund seeks to achieve its investment objective by investing, under normal market conditions, primarily in equity securities of small and mid-cap companies. Small and mid-cap companies generally are defined as those companies with market capitalizations within the range represented in the Russell 2500® Growth Index (as of February 28, 2014, between approximately $39.0 million and $20.1 billion), the Fund’s broad-based securities market index.

The Fund may also invest in equity securities of larger, more established companies and may invest up to 20% of its assets in securities of foreign companies.

Westfield Capital Management Company, L.P., the Portfolio’s subadviser, selects securities based upon fundamental analysis of the company’s cash flow, industry position, potential for high-profit margins, and strength of management, as well as other factors. The Subadviser uses a bottom-up, as opposed to a top-down, investment style to select investments that it believes offer superior prospects for growth and are either:

  early in their cycle but which the Subadviser believes have the potential to become major enterprises, or are major enterprises whose rates of earnings growth the Subadviser expects to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.

The Subadviser believes these growth companies to have products, technologies, management, markets or opportunities which will potentially facilitate earnings growth over time that may be above the growth rate of the overall economy and the rate of inflation. Investments in growth companies may include securities listed on a securities exchange or traded in the over-the-counter markets.

The Fund will invest primarily in common stocks, but may, to a limited extent, seek appreciation in other types of securities when relative values and market conditions make such purchases appear attractive. As such, the Fund may invest in fixed income securities, which may include bonds, debentures, mortgage-backed securities, notes, bills, commercial paper, and U.S. Government securities.

16

HSBC Opportunity Fund
Summary Section

Principal Investment Risks

You could lose money by investing in the Fund. The Fund has the following principal investment risks:

  Equity Securities Risk: The prices of equity securities fluctuate from time to time based on changes in a company’s financial condition or overall market and economic conditions. As a result, the value of equity securities may fluctuate drastically from day to day. The risks of investing in equity securities also include:

    Style Risk: The risk that use of a growth or value investing style may fall out of favor in the marketplace for various periods of time. Growth stock prices reflect projections of future earnings or revenues and may decline dramatically if the company fails to meet those projections. A value stock may not increase in price as anticipated if other investors fail to recognize the company’s value.

    Capitalization Risk: Stocks of large capitalization companies may be volatile in the event of earnings disappointments or other financial developments. Medium and smaller capitalization companies may involve greater risks due to limited product lines and market and financial or managerial resources. Stocks of these companies may also be more volatile, less liquid and subject to the potential for greater declines in stock prices in response to selling pressure. Stocks of smaller capitalization companies generally have more risk than medium capitalization companies.

    Issuer Risk: An issuer’s earnings prospects and overall financial position may deteriorate, causing a decline in the Fund’s net asset value.

  Debt Instruments Risk: The risks of investing in debt instruments include:

    Interest Rate Risk: Fluctuations in interest rates may affect the yield and value of investments in income producing or debt instruments. Generally, if interest rates rise, the value of such investments may fall. Investors should note that interest rates are at, or near, historic lows, but will ultimately increase, with unpredictable effects on the markets and the Fund’s investments.

    Credit Risk: The Fund could lose money if an issuer or guarantor of a debt instrument fails to make timely payments of interest or principal or enters bankruptcy. This risk is greater for lower-quality bonds than for bonds that are investment grade.

    Inventory Risk: The market-making capacity in debt markets has declined as a result of reduced broker-dealer inventories relative to fund assets, reduced broker-dealer proprietary trading activity and increased regulatory capital requirements for financial institutions such as banks. Because market makers provide stability to a market through their intermediary services, a significant reduction in dealer market-making capacity has the potential to decrease liquidity and increase volatility in the debt markets.
  Market Risk: The value of the Fund’s investments may decline due to changing economic, political, regulatory or market conditions. Market risk may affect a single issuer, industry or section of the economy or it may affect the economy as a whole. Moreover, the conditions in one country or geographic region could adversely affect the Fund’s investments in a different country or geographic region.

  Foreign Securities Risk: Investments in foreign securities are generally considered riskier than investments in U.S. securities, and are subject to additional risks, including international trade, political, economic and regulatory risks; fluctuating currency exchange rates; less liquid, developed or efficient trading markets; the imposition of exchange controls, confiscations and other government restrictions; and different corporate disclosure and governance standards.

  Currency Risk: Fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between various foreign currencies, may negatively affect the Fund’s performance.

An investment in the Fund is not a deposit of HSBC Bank USA, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

17

HSBC Opportunity Fund
Summary Section

Performance Bar Chart and Table

The bar chart and table below provide an indication of the risks of an investment in the Fund by showing changes in the Fund’s year-to-year performance and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance and an average for a peer group of similar funds. Past performance, including before- and after-tax returns, does not indicate how the Fund will perform in the future.

The bar chart below shows the Fund’s annual returns for Class I Shares and how performance has varied from year to year.

Annual Total Returns as of 12/31 for Class I Shares

Best Quarter:	Q4 2010	19.20%
Worst Quarter:	Q4 2008	-25.77%

18

HSBC Opportunity Fund
Summary Section

Performance Bar Chart and Table (continued)

The table that follows shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table further compares the Fund’s performance over time to that of the Russell 2500® Growth Index and the Lipper Mid-Cap Growth Funds Average.

Average Annual Total Returns^ (for the periods ended December 31, 2013)

	Inception				Since
	Date	1 Year	5 Years	10 Years	Inception
Class I Return Before Taxes	Sept. 3, 1996	36.91%	24.58%	12.26%	11.77%
Class I Return After Taxes
on Distributions	Sept. 3, 1996	33.77%	23.14%	10.62%	9.82%
Class I Return After Taxes
on Distributions and Sale
of Fund Shares	Sept. 3, 1996	23.41%	20.36%	10.04%	9.40%
Russell 2500® Growth Index
(reflects no deduction for
fees, expenses or taxes)	—	40.65%	24.03%	10.11%	8.32%*
Lipper Mid-Cap Growth
Funds Average	—	35.48%	21.41%	8.95%	8.73%**

^	During the year ended December 31, 2007, the Portfolio received a one-time reimbursement from the Adviser related to past marketing arrangements. During the years ended December 31, 2010, 2011, 2012 and 2013 the Portfolio received one-time payments in respect of class action settlements and during the year ended December 31, 2010, the Fund received a one-time payment in respect of a class action settlement, which had the result of increasing the Portfolio’s and the Fund’s total return. As a result, the Fund’s total return for the years ended December 31, 2007, 2010, 2011, 2012 and 2013 were higher than they would have been had the Fund and the Portfolio not received the payments.
*	Since September 3, 1996.
**	Since September 30, 1996.

19

HSBC Opportunity Fund
Summary Section

Investment Advisers

HSBC Global Asset Management (USA) Inc. is the Portfolio’s investment adviser. Westfield Capital Management Company, L.P. is the Portfolio’s subadviser.

Portfolio Managers

Investment decisions for the Portfolio are made by the Subadviser's Investment Committee (the “Committee”). William A. Muggia is the lead member of the Committee, which is composed of Westfield’s security analysts, an economist and a portfolio strategist. Although the Committee collectively acts as portfolio manager for the Portfolio, Westfield also lists the following Committee members, based either on seniority or role within the committee, as having day-to-day management responsibilities for the Portfolio: Ethan J. Myers, CFA; John M. Montgomery; Hamlen Thompson; and Bruce N. Jacobs, CFA. Messrs. Muggia, Jacobs, Meyers and Thompson have been Managers of the Portfolio since 2003 and Mr. Montgomery has been a Manager of the Portfolio since 2006.

Purchasing and Selling Your Shares

Generally, you may purchase or redeem Fund shares on any business day by mail (HSBC Funds, PO Box 182845, Columbus, Ohio 43218-2845), wire transfer, or telephone at 1-800-782-8183. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

	Minimum	Minimum
	Initial	Subsequent
Account Type	Investment*	Investment*
Class I Shares	$5,000,000	$0

*	Omnibus accounts are eligible to meet the minimums at the omnibus account level.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund, the Adviser or the distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.

20

Additional Information About the Funds’
Investment Strategies and Risks

More About Risks and Investment Strategies

Each of the Funds is a series of HSBC Funds (the “Trust”) or HSBC Advisor Funds Trust (the “Advisor Trust”). The HSBC Opportunity Fund comprises separate series of two different investment companies—the Trust and the Advisor Trust. The Class A Shares, Class B Shares and Class C Shares of that Fund are part of the Trust and the Class I Shares are part of the Advisor Trust.

The investment objective and strategies of each Fund are non-fundamental and may be changed without shareholder approval. Shareholders will be given advance notice of material changes to a Fund’s investment objective or other non-fundamental investment policies. If there is a change in the investment objective or strategies of a Fund, shareholders should consider whether that Fund remains an appropriate investment in light of their current financial position and needs. There can be no assurance that the investment objective of a Fund will be achieved.

Each Fund seeks to achieve its respective investment objective by investing all of its assets in a series of the HSBC Portfolios (“Portfolio Trust”). Each Portfolio has the same investment objective as the respective Fund. This two-tier fund structure is commonly referred to as a “master/feeder” structure because one fund (the Fund or “feeder fund”) is investing all its assets in a second fund (the Portfolio or “master fund”). Fund shareholders bear the expenses of both the Fund and the Portfolio, which may be greater than other structures. For reasons relating to costs or a change in investment objective, among others, the Funds could switch to another pooled investment company or decide to manage their assets themselves. The Funds are not currently contemplating such a change. See “The Two-Tier Fund Structure” for more information.

Certain HSBC fund-of-funds and other investment products are permitted to invest in the Funds. As a result, the Funds may have large inflows or outflows of cash from time to time. This could have adverse effects on a Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase a Fund’s transaction costs.

When a Fund’s Subadviser believes market conditions are unfavorable or when suitable investments are not otherwise available, a Fund may seek a temporary defensive position and invest part or all of its assets in cash (including foreign currency) or short-term obligations. These investments may include certificates of deposit, commercial paper, short-term notes and U.S. Government securities. A Fund’s investment objective may not be achieved while it is invested in a temporary defensive position.

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Additional Information About the Funds’
Investment Strategies and Risks

Principal Investment Risks

An investment in a Fund is subject to investment risks, including the possible loss of the principal amount invested. This section provides more detailed information about the Funds’ principal investments and risks. This prospectus does not disclose all the types of securities or investment strategies that a Fund may use. The Funds’ SAI provides more detailed information about the securities, investment policies and risks described in this prospectus.

Each of the Funds is subject to one or more of the following principal investment risks:

  Equity Securities Risk: The prices of equity securities fluctuate from time to time based on changes in a company’s financial condition or overall market and economic conditions. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the prices of equity securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in funds that primarily hold, directly or indirectly, equity securities. Historically, the equity markets have moved in cycles and investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. As a result, the value of equity securities may fluctuate drastically from day to day, as the market price of such securities increases or decreases. Equity securities have greater price volatility than debt instruments. The risks of investing in equity securities also include:
  Style Risk: The risk that use of a growth or value investing style may fall out of favor in the marketplace for various periods of time and result in significant declines in the value of a Fund’s investments. Growth stock prices reflect projections of future earnings or revenues and may decline dramatically if the company fails to meet those projections. Prices of these companies’ securities may be more volatile than other securities, particularly over the short term. A value stock may not increase in price as anticipated if other investors fail to recognize the company’s value and bid up the price, the markets favor faster-growing companies, or the factors that were expected to increase the price of the security do not occur.

  Capitalization Risk: Stocks of large capitalization companies may be volatile in the event of earnings disappointments or other financial developments. Large capitalization stocks can perform differently from other segments of the equity market or the equity market as a whole. Large capitalization companies may also be less flexible in evolving markets or unable to implement change as quickly as small or medium capitalization companies.

  Stock of medium and smaller capitalization companies may involve greater risks due to limited product lines and market and financial or managerial resources. Stocks of these companies may also be more volatile, less liquid and subject to the potential for greater declines in stock prices in response to selling pressure.

  Stocks of smaller capitalization companies generally have more risk than medium capitalization companies. Small capitalization stocks tend to perform differently from other segments of the equity market or the equity market as a whole, and can be more volatile than stocks of medium or large capitalization companies. Small-capitalization companies may be newer or less established.

  Issuer Risk: The value of a security may fluctuate for a variety of reasons that relate to the issuer, including, but not limited to, earnings prospects and overall financial position, management performance and reduced demand for the issuer’s products and services.

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Additional Information About the Funds’
Investment Strategies and Risks
  Market Risk: The value of a Fund’s investments may decline due to changing economic, political or market conditions. Issuer, political, economic, regulatory or market developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. In the short term, a Fund’s investments can fluctuate dramatically in response to these developments. Different parts of the market and different types of securities can react differently to these developments. Moreover, the conditions in one country or geographic region could adversely affect a Fund’s investments in a different country or geographic region due to increasingly interconnected global economies and financial markets. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level. For instance, terrorism, market manipulation, government defaults, government shutdowns, and natural/environmental disasters can all negatively impact the securities markets, which could cause the Funds to lose value. Any market disruptions could also prevent a Fund from executing advantageous investment decisions in a timely manner. Funds that have focused their investments in a region enduring geopolitical market disruption will face higher risks of loss. Thus, investors should closely monitor current market conditions to determine whether a specific Fund meets their individual financial needs and tolerance for risk.

  American Depositary Receipts (“ADRs”) Risk: A Fund’s investments may take the form of sponsored and unsponsored ADRs. ADRs, which are typically issued by a U.S. financial institution (a “depositary”), evidence ownership interests in a security or pool of securities issued by a foreign company which are held by a depositary. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. ADRs involve many of the same risks of investing directly in foreign securities, including, for example, risks related to adverse political and economic developments unique to a country or region, currency fluctuations or controls and the possibility of expropriation, nationalization or confiscatory taxation.

  ADRs also involve risks not experienced when investing directly in the equity securities of an issuer. ADRs may be less liquid than the underlying shares in their primary foreign trading market. Investment restrictions in certain countries also may adversely affect the value of ADRs because such restrictions may limit the ability to convert foreign equity securities into ADRs and vice versa. Such restrictions may cause the equity securities of the foreign company to trade at a discount or premium to the market price of the related ADR. In addition, holders of unsponsored ADRs generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such ADRs in respect of the deposited securities.

  Debt Instruments Risk: The risks of investing in debt instruments include:
  High-Yield (“Junk Bond”) Risk: High-yield securities (sometimes called “junk bonds”) are typically rated below investment grade by one or more of the rating agencies or, if not rated, are determined to be of equivalent quality. High-yield securities are often considered speculative investments that have significantly higher credit risk than investment-grade securities and tend to be less marketable (i.e., less liquid) than higher rated securities. The prices of high-yield securities, which may be more volatile and less liquid than higher rated securities of similar maturity may be more vulnerable to adverse market, economic or political conditions, or the expectation of adverse market, economic or political conditions. High-yield securities, which are typically issued by smaller less credit worthy companies or by highly indebted companies, pay investors a premium (i.e., a higher interest rate or yield) because of the increased risk of loss.

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Additional Information About the Funds’
Investment Strategies and Risks
  Interest Rate Risk: Fluctuations in interest rates may affect the yield and value of investments in income-producing or debt instruments. Generally, if interest rates rise, the value of such investments may fall. During periods of falling interest rates, borrowers may pay off their debt sooner than expected, forcing the reinvestment of principal proceeds at lower interest rates, resulting in less interest income. Conversely, during periods of rising interest rates, borrowers may pay off their debt later than expected, thereby preventing reinvestment of principal proceeds at higher interest rates, increasing a Fund’s sensitivity to changes in interest rates and resulting in less income to the Fund than potentially available. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by Fund management. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Investors should note that interest rates are at, or near, historic lows, but will ultimately increase, with unpredictable effects on the markets and a Fund’s investments.

  Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. In addition, the Federal Reserve has purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve “tapers” or reduces Quantitative Easing, and when the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise.

  These policy changes may expose debt instrument and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and share price to decline. To the extent a Fund experiences high redemptions because of these policy changes, a Fund may experience increased portfolio turnover, which will increase the costs that a Fund incurs and may lower a Fund’s performance. The liquidity levels of a Fund’s portfolio may also be affected.

  Credit Risk: A Fund could lose money if an issuer or guarantor of a debt instrument fails to make timely payments of interest or principal or enters bankruptcy. Furthermore, the value of a debt instrument may decline if the market believes that the issuer or guarantor may not make such payments on time. Changes in economic conditions could cause issuers or guarantors of these instruments to be unable or unwilling to meet their financial obligations. This risk is greater for lower-quality bonds than for bonds that are investment grade.

  Inventory Risk: The market-making capacity in debt markets has declined as a result of reduced broker-dealer inventories relative to fund assets, reduced broker-dealer proprietary trading activity and increased regulatory capital requirements for financial institutions such as banks. Because market makers provide stability to a market through their intermediary services, a significant reduction in dealer market-making capacity has the potential to decrease liquidity and increase volatility in the debt markets.
  Foreign Securities Risk: Investments in foreign securities are generally considered riskier than investments in U.S. securities, and are subject to additional risks, including international trade, political, economic and regulatory risks; fluctuating currency exchange rates; less liquid, developed or efficient trading markets; the imposition of exchange controls, confiscations and other government restrictions; and different corporate disclosure and governance standards. Securities of emerging market issuers generally have more risk than securities issued by issuers of more developed markets. Foreign issuers are generally not subject to the same degree of regulations as U.S. issuers, and political changes could adversely affect a Fund’s investments in a foreign country. In addition, the lack of regulatory controls may expose a Fund to additional risks.

  Securities markets of many foreign countries are relatively small, with a limited number of companies representing a smaller number of industries. To the extent a Fund’s investments in a single country or a group of countries represent a larger percentage of the Fund’s assets, the Fund’s performance may be adversely affected by the economic, political and social conditions in that country or group of countries.

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Additional Information About the Funds’
Investment Strategies and Risks
  Currency Risk: Fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between various foreign currencies, may negatively affect a Fund’s performance. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. Currency exchange rates can be volatile and can be affected by, among other factors, the actions or inactions by U.S. or foreign governments, central banks or supranational entities, the imposition of currency controls, speculation, or general economic or political developments in the U.S. or a foreign country. A Fund may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies; however, if such hedging techniques are employed, there is no assurance that they will be successful.

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Additional Information About the Funds’
Investment Strategies and Risks

Additional Risks

Generally, the Funds will be subject to one or more of the following additional risks:

  Liquidity Risk: A Fund may not be able to sell some or all of its investments at desired prices, or may be unable to sell investments at all, due to lack of demand in the market for such investments. Additionally, a Fund may, at times, hold illiquid securities, by virtue of the absence of a readily available market for certain of its investments, or because of legal or contractual restrictions on sales. A Fund will not make investments in illiquid securities to the extent that it would hold 15% of its net assets in securities deemed to be illiquid following the investment. A Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund, which could prevent the Fund from taking advantage of other investment opportunities. Illiquid securities may become harder to value, particularly during changing economic, political or market conditions.

  Allocation Risk: A Fund’s portfolio manager may favor one or more types of investments or assets that underperform other investments, assets, or securities markets as a whole. As a result, an investor may lose money.

  Repurchase Agreement Risk: The use of repurchase agreements, in which a party buys a security from another party (“seller”) and the seller agrees to repurchase the security at an agreed-upon date and price (which reflects a market rate of interest), involves certain risks. If the seller in a repurchase agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss upon disposition of the securities. There is also a risk that the seller of the agreement may become insolvent and subject to liquidation.

  When-Issued Securities: The price and yield of securities purchased on a “when-issued” basis is fixed on the date of the commitment but payment and delivery are scheduled for a future date. Consequently, these securities present a risk of loss if the other party to a “when-issued” transaction fails to deliver or pay for the security. In addition, purchasing securities on a “when-issued” basis can involve a risk that the yields available in the market on the settlement date may actually be higher (or lower) than those obtained in the transaction itself and, as a result, the “when-issued” security may have a lesser (or greater) value at the time of settlement than a Fund’s payment obligation with respect to that security.

  Variable Rate Demand Note Risk: Variable rate demand notes have interest rates that are periodically adjusted either at set intervals or that float at a margin above a generally recognized rate. Such instruments are subject to the same risks as debt instruments, particularly interest rate risk and credit risk. Due to a lack of secondary market activity for certain variable and floating rate instruments, these securities may be more difficult to sell if an issuer defaults on its financial obligation or when a Fund is not entitled to exercise its demand rights.

  Mortgage- and Asset-Backed Securities Risk: Mortgage- and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial assets.

  The value of these securities will be influenced by the factors affecting the assets underlying such securities, changes in interest and default rates or deteriorating economic conditions. During periods of declining asset values, mortgage- and asset-backed securities may be difficult to value or become more volatile and/or illiquid. The risk of default is generally higher in the case of securities backed by loans made to borrowers with “sub-prime” credit metrics. If market interest rates increase substantially and a Fund’s adjustable-rate securities are not able to reset to market interest rates during any one adjustment period, the value of the Fund’s holdings and its net asset value may decline until the adjustable-rate securities are able to reset to market rates. In the event of a dramatic increase in interest rates, the lifetime limit on a security’s interest rate may prevent the rate from adjusting to prevailing market rates. In such an event the security could underperform and affect a Fund’s net asset value. In addition, mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value.

  Mortgage- and asset-backed securities are subject to interest rate, prepayment, extension, market, and credit risks, all of which are described elsewhere in this prospectus.

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Additional Information About the Funds’
Investment Strategies and Risks
  Large Scale Redemption Risk: Certain HSBC fund-of-funds and other investment products are permitted to invest in the Funds. As a result, the Funds may experience redemptions resulting in large outflows of cash from time to time. This could have adverse effects on a Fund’s performance if the Fund were required to sell securities at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase a Fund’s transaction costs.

  Exposure to Technology Risk: The mid-cap sector of the stock market includes a significant number of companies the securities of which may be characterized as technology or technology-related investments. The value of a Fund’s investments in the mid-cap sector of the stock market may be impacted by developments affecting technology and technology-related stocks generally. Each Fund does not as a matter of investment strategy seek to invest disproportionately in such securities.

  Temporary Defensive Position Risk: A Fund may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, high-quality, short-term debt instruments and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions. This may result in a Fund not achieving its investment objective during that period. If the market advances during periods when a Fund is holding a large cash position, a Fund may not participate to the extent it would have if it had been more fully invested.

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Additional Information About the Funds’
Investment Strategies and Risks

More Information About Indices

An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index or a Lipper Average. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, a Fund’s performance would be lower.

Russell 1000® Growth Index: The Russell 1000® Growth Index is an unmanaged, float-adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the Russell 1000® Index that have been identified as being on the growth end of the growth-value spectrum.

Russell 2500TM Growth Index: The Russell 2500TM Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Lipper Large-Cap Growth Funds Average: The Lipper Large-Cap Growth Funds Average is an average of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These funds will typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per share growth value compared to the S&P 500® Index. The total return of the Lipper Average does not include the effect of sales charges.

Lipper Mid-Cap Growth Funds Average: The Lipper Mid-Cap Growth Funds Average is an average of funds which invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These funds will typically have an above average price-to-earnings ratio, price-to-book ratio and three-year sales-per share growth value, compared to the S&P MidCap 400® Index. The total return of the Lipper Average does not include the effect of sales charges.

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Additional Information About the Funds’
Investment Strategies and Risks

Who May Want To Invest?

Consider investing in a Fund if you are:

  Seeking a long-term goal such as retirement

  Looking to add a growth component to your investment portfolio

  Willing to accept higher risks of investing in the stock market in exchange for potentially higher long-term returns

A Fund will not be appropriate for anyone:

  Seeking monthly income

  Pursuing a short-term goal or investing emergency reserves

  Seeking safety of principal

More Information About Fund Investments

This prospectus describes the Funds’ primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities and engage in other investment practices. These securities and investment practices, as well as those described in this prospectus, are described in detail in the SAI. Of course, a Fund cannot guarantee that it will achieve its investment goal.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAI and on the Funds’ website at www.investorfunds.us.hsbc.com. To request a copy of the SAI, please refer to the back cover of this prospectus.

The Two-Tier Fund Structure

Each Fund seeks to achieve its investment objective by investing all of the Fund’s investable assets in a corresponding series of a separate open-end investment company that has the same investment objective as the respective Fund. The underlying series of the Portfolio Trust are the HSBC Growth Portfolio and HSBC Opportunity Portfolio. This is referred to as a “master/feeder” arrangement because one fund (the “feeder fund” or a Fund) “feeds” its assets into another fund (the “master fund” or a Portfolio). Shareholders should carefully consider this two-tier investment approach. For example, other mutual funds or non-registered funds or other institutional investors may invest in the Portfolios on the same terms and conditions as the Funds (although they may have different sales commissions and other operating expenses that may generate different returns). As with traditionally structured funds which have large investors, the actions of these mutual funds and institutional investors (or other large investors) may have a material effect on smaller investors in a Portfolio, including a Fund. For example, if a large investor withdraws from a Portfolio, operating expenses may increase, thereby producing lower returns for investors in the respective Fund. Additionally, a Portfolio may become less diversified, which could increase its risk.

Except as permitted, whenever a Fund is requested to vote on a matter pertaining to its corresponding Portfolio, the Fund will hold a meeting of its shareholders. At the meeting of investors in a Portfolio, a Fund will cast all of its votes in the same proportion as the votes of the Fund’s shareholders.

The investment objective of each Fund and Portfolio may be changed without approval of the shareholders. A Fund may withdraw its investment in its corresponding Portfolio as a result of certain changes in the Portfolio’s investment objective, policies or restrictions or if it is in the best interests of the Fund to do so.

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Fund Management

The Investment Adviser and Subadvisers

HSBC Global Asset Management (USA) Inc., 452 Fifth Avenue, New York, New York 10018, is the investment adviser for the Portfolios pursuant to an investment advisory contract (the “Investment Advisory Agreement”) with the Portfolio Trust. The Adviser is a wholly-owned subsidiary of HSBC Bank USA, N.A., which is a wholly-owned subsidiary of HSBC USA, Inc., a registered bank holding company (collectively “HSBC”). HSBC currently provides investment advisory services for individuals, trusts, estates and institutions. As of December 31, 2013, the Adviser managed approximately $12.3 billion in the HSBC Family of Funds.

The Trust, the Portfolio Trust and the Adviser have received an exemptive order from the Securities and Exchange Commission (“SEC”) that allows the Adviser to implement new investment subadvisory contracts and to make material changes to existing subadvisory contracts with the approval of the Board of Trustees, but without shareholder approval. Subject to the terms of the exemptive order, each Fund and Portfolio may currently hire and/or terminate subadvisers without shareholder approval.

The following companies serve as investment subadvisers of the Portfolios indicated below. The investment subadvisers make the day-to-day investment decisions and continuously review, supervise and administer the Portfolios’ investment program.

Growth Fund (Growth Portfolio): Winslow Capital Management, LLC (“Winslow”), located at 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402, serves as subadviser to the Growth Portfolio pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”) with the Adviser. Winslow has been an investment adviser since 1992, and was privately held until December 2008, when it became a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). As of December 31, 2013, Winslow managed approximately $37.7 billion in assets under management.

Opportunity Fund (Opportunity Portfolio): Westfield Capital Management Company, L.P. (“Westfield”) serves as subadviser to the Opportunity Portfolio pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”) with the Adviser. Westfield is 100% employee owned. Westfield was founded in 1989 and supervises domestic growth equity portfolios. Its principal office is located at One Financial Center, Boston, MA 02111. As of December 31, 2013, Westfield had approximately $17.4 billion in assets under management.

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Fund Management

The Investment Adviser and Subadvisers
continued

For these advisory and management services (including any subadvisory services), during the last fiscal year the Portfolios paid a management fee (net of fee waivers) as follows:

Percentage of Average Net Assets for Fiscal Year Ended 10/31/13
Growth Fund	0.55%
Opportunity Fund Class A, Class B and Class C Shares	0.34%
Opportunity Fund Class I Shares*	0.80%

*	The Adviser has entered into a contractual expense limitation agreement with the Fund (“Expense Limitation Agreement”) under which it will limit total expenses of the Fund’s Class I Shares (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other than the Opportunity Portfolio) to an annual rate of 1.10% for Class I Shares. Any amounts contractually waived or reimbursed by the Adviser will be subject to repayment by the Fund to the Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. The expense limitation shall be in effect until March 1, 2015. The Expense Limitation Agreement shall terminate upon the termination of the Investment Advisory Agreement between the Portfolio Trust and the Adviser, or it may be terminated upon written notice to the Adviser by the Portfolio Trust.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement and Sub-Advisory Agreements are available in the Funds’ April 30, 2013 semi-annual report and will be available in the April 30, 2014 semi-annual report.

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Fund Management

Portfolio Managers

HSBC Growth Fund (Growth Portfolio):

The management and investment decisions for the Growth Portfolio are made by Clark J. Winslow, Justin H. Kelly, CFA and Patrick M. Burton. The professional experience and educational background of each portfolio manager is set forth below:

  Clark J. Winslow has served as the Chief Executive Officer and a portfolio manager of Winslow since 1992. Mr. Winslow has 48 years of investment experience and has managed portfolios since 1975. He began his career as an institutional research analyst in 1966. Mr. Winslow has a BA from Yale University and an MBA from the Harvard Business School.

  Justin H. Kelly, CFA, is Chief Investment Officer and portfolio manager of Winslow and has been with the firm since 1999. Previously Mr. Kelly was a Vice President and co-head of the Technology Team at Investment Advisers, Inc. in Minneapolis from 1997-1999. For the prior four years, he was an investment banker in New York City for Prudential Securities and then Salomon Brothers. Mr. Kelly received a B.S. degree Summa Cum Laude in 1993 from Babson College where he majored in Finance/Investments. Mr. Kelly has 22 years of investment experience.

  Patrick M. Burton, CFA, is a Managing Director of Winslow and has managed the Portfolio since March 2013. Mr. Burton joined Winslow in 2010 and has 30 years of experience in the securities industry. Prior to joining Winslow, Mr. Burton was a Senior Equity Research Analyst at Thrivent Asset Management from 2009 to 2010. Prior to that, Mr. Burton was a Managing Director with Citigroup investments from 1999 to 2009. Mr. Burton received his B.S. with distinction in Finance from the University of Minnesota. He is also a CFA charterholder.

HSBC Opportunity Fund (Opportunity Portfolio):

Investment decisions for the Opportunity Portfolio are made by consensus of the Westfield Investment Committee (the “Committee”).

  William A. Muggia is President, Chief Executive Officer and Chief Investment Officer. Mr. Muggia covers Healthcare and Energy, as well as provides overall market strategy. He has been at Westfield since 1994 and has been Chief Investment Officer since 2001. He has 30 years of investment experience. Mr. Muggia earned his MBA from Harvard Business School and received a BA from Middlebury College.

  Ethan J. Meyers is a Managing Partner and covers Industrials and Business Services. Mr. Meyers joined Westfield in 1999. He has 18 years of investment experience. Mr. Meyers earned his BS from AB Freeman School of Business at Tulane University. Mr. Meyers is a Chartered Financial Analyst.

  John M. Montgomery is a Managing Partner and Portfolio Strategist. Mr. Montgomery joined Westfield in 2006. He has 20 years of investment experience. Mr. Montgomery holds an MM from JL Kellogg Graduate School of Management at Northwestern University and a BA from Trinity College.

  D. Hamlen Thompson is a Managing Partner and covers Energy and Industrials. Mr. Thompson joined Westfield in 2003. He has 20 years of investment experience. Mr. Thompson earned his MBA from the Carroll School of Management at Boston College and received a BA from Colby College.

  Bruce N. Jacobs is a Managing Partner and covers Medical Devices and Consumer Staples. Mr. Jacobs joined Westfield in 2003. He has 23 years of investment experience. Mr. Jacobs earned his MBA from Harvard Business School and received a BS from the Wharton School of the University of Pennsylvania. Mr. Jacobs is a Chartered Financial Analyst.

Additional information about the portfolio managers’ compensation, other accounts managed by these individuals, and their ownership of securities in the Portfolio they manage is available in the SAI. You can obtain a copy of the SAI on the Funds’ website at www.investorfund.us.hsbc.com.

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Fund Management

The Distributor, Administrator and Sub-Administrator

The Adviser also serves as the Funds’ administrator (the “Administrator”), and in that role oversees and coordinates the activities of other service providers, and monitors certain aspects of the Funds’ operations. The Administrator has retained Citi Fund Services Ohio, Inc., whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, as sub-administrator (the “Sub-Administrator”). Administrative services provided by the Administrator and Sub-Administrator include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, regulatory and dividend disbursing services.

Foreside Distribution Services, L.P. (the “Distributor”), a member of the Financial Industry Regulatory Authority (“FINRA”), is the Trust’s principal underwriter and acts as the Trust’s distributor in connection with the offering of Fund shares. The Distributor may enter into agreements with banks, broker-dealers, or other financial intermediaries through which investors may purchase or redeem shares.

The SAI has more detailed information about the Adviser, Subadvisers, Distributor, Administrator and Sub-Administrator, and other service providers. You can obtain a copy of the SAI on the Funds’ website at www.investorfunds.us.hsbc.com.

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Shareholder Information

Pricing of Fund Shares

How NAV is Calculated

The net asset value (“NAV”) for each class of shares is calculated by dividing the total value (current market value based on readily available market quotations) of a Fund’s investments and other assets attributable to a class, less any liabilities attributable to that class, by the total number of outstanding shares of that class:

NAV =	Total Assets – Liabilities
Number of Shares
Outstanding

The value of assets in a Fund’s portfolio is determined on the basis of their market value, or where market quotations are not readily available or are deemed unreliable due to a significant event or otherwise, based on fair value as determined in good faith in accordance with the procedures established by, and under the general supervision of, the Funds’ Board of Trustees. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. The value of portfolio securities held by such Fund may change on days when shareholders will not be able to purchase or redeem shares.

The NAV is determined once each day at the close of regular trading on the New York Stock Exchange (“Exchange”), normally at 4 p.m. Eastern time on days the Exchange is open. The Exchange is generally not open, and the Funds do not price their shares, on most national holidays and on Good Friday.

The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Your order for the purchase, sale or exchange of shares is priced at the next NAV calculated after your order is accepted by the Fund or its agent, plus any applicable sales charge. If you sell Class B Shares or Class C Shares, a contingent deferred sales charge may apply, which would reduce the amount of money paid to you by a Fund. For more information about sales charges, see the section on “Distribution Arrangements/Sales Charges.”

Fair Value Pricing Policies

A Fund will fair value price its securities in accordance with Board-approved procedures when market quotations are not readily available. Generally, this would include securities for which trading has been halted, securities whose value has been materially affected by the occurrence of a significant event (as defined below), securities whose price has become stale (i.e., the market price has remained unchanged for five business days), and other securities where a market price is not available from either a national pricing service or a broker. In addition, the exception-priced securities (i.e., securities for which the market value is provided by a quote from a single broker rather than a national pricing service) will be reviewed on a quarterly basis. In these situations, Board-approved methodologies are employed to determine a fair value for the securities. Fair valuations will be reviewed by the Board of Trustees on a quarterly basis. Fair value pricing should result in a more accurate determination of a Fund’s NAV, which should eliminate the potential for stale pricing arbitrage opportunities in a Fund. However, fair value pricing involves the risk that the values used by a Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

A “significant event” is one that occurred prior to a Fund’s valuation time, is not reflected in the most recent market price of a security, and may affect the value of a security. Generally, such “significant events” relate to developments in foreign securities that occur after the close of trading in their respective markets. The Funds’ accounting agent may obtain fair value prices of foreign securities through utilization of a Fair Value Pricing Service previously approved by the Board where a movement in the U.S. equities market is sufficiently large to constitute a trigger established by the Board.

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Shareholder Information

Purchasing and Adding to Your Shares

Purchasing Shares

You may purchase shares of the Funds through the Funds’ Transfer Agent or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting the orders by the close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.

Orders received by a dealer or selling agent that has been authorized to accept orders for Fund shares on behalf of the Trust and the Advisor Trust, that are received in good order by such authorized agent prior to the time at which a Fund determines its NAV will be deemed accepted by the Trusts the same day and will be executed at that day’s closing share price. Each authorized dealer’s or selling agent’s agreement with the Trusts or the Distributor allows those orders to be executed at the closing share price on such day, although the order may not be transmitted to the Trusts or the Funds’ Transfer Agent until after the time at which a Fund determines its NAV.

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Shareholder Information

Purchasing and Adding to Your Shares
continued

All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks, money orders, travelers’ checks and credit card convenience checks are not accepted. Bank starter checks will not be accepted for initial purchases.

A Fund may waive its minimum purchase requirement and a Fund may reject a purchase order if it considers it in the best interest of the Fund and its shareholders. A Fund has the option of not accepting purchase orders from non-U.S. investors.

Investment minimums for any class may be waived, at the discretion of the Adviser, for investments in a Fund by clients of the Adviser and its affiliates, or in other situations where the Adviser determines that it is in the best interest of a Fund and its shareholders to do so.

Class B Shares may no longer be purchased or acquired by any new or existing Class B shareholder, except through dividend and/or capital gains reinvestment. Any other order to purchase Class B Shares will be rejected. Class B shareholders may continue to hold Class B Shares until such shares automatically convert under the existing conversion schedule, or until the shareholder redeems such Class B Shares, subject to any applicable contingent deferred sales charge (“CDSC”).

	Minimum	Minimum
Class A or C	Initial	Subsequent
Shares	Investment*	Investment*
Regular	$1,000	$100
(non-retirement)
Retirement (IRA)	$250	$100
Automatic
Investment Plan	$250	$25
Class I Shares**	$5,000,000	$0

*	Omnibus accounts are eligible to meet the minimums at the Omnibus account level.
**	Class I Shares are available for investment by investment companies advised by the Adviser without regard to these minimums.

Avoid 28% Tax Withholding

The Funds are required to withhold 28% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Funds with their certified taxpayer identification number in compliance with Internal Revenue Service (“IRS”) rules, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather it is a way in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability. To avoid this, make sure you provide your correct Tax Identification Number (social security number for most investors) on your Account Application.

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Shareholder Information

Purchasing and Adding to Your Shares
continued

Instructions for Opening or Adding to an Account

By Regular Mail or By Overnight Service

Initial Investment:

If purchasing through your financial adviser or brokerage account, simply tell your adviser or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

1.	Carefully read, complete, and sign the Account Application. Establishing your account privileges now saves you the inconvenience of having to add them later. A copy of the application can be obtained on the Funds’ website at www.investorfunds.us.hsbc.com.

2.	Make your check payable to “HSBC Funds” and include the name of the appropriate Fund(s) on the check.

3.	Mail to: HSBC Funds, PO Box 182845, Columbus, Ohio 43218-2845.

Subsequent Investment:

1.	Use the investment slip attached to your account statement. Or, if unavailable,

2.	Include the following information in writing:

Fund name Share class Amount invested Account name Account number

3.	Mail to: HSBC Funds, PO Box 182845, Columbus, Ohio 43218-2845.

Electronic vs. Wire Transfer

Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH) and may take up to eight days to clear. There is generally no fee for ACH transactions.

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Shareholder Information

Purchasing and Adding to Your Shares
continued

Electronic Purchases

Your bank must participate in the ACH and must be a U.S. bank. Your bank or broker may charge for this service.

Select the electronic purchase option on your Account Application or call 1-800-782-8183. Your account can generally be set up for electronic purchases within 15 days.

Call 1-800-782-8183 to arrange a transfer from your bank account.

By Wire Transfer

For information on how to request a wire transfer, call 1-800-782-8183.

Automatic Investment Plan

You can make automatic investments in the Funds from your bank account, through payroll deduction or from your federal employment, Social Security or other regular government checks. Automatic investments can be as little as $25, once you’ve invested the $250 minimum required to open the account. Class B shareholders are no longer permitted to make investments in Class B Shares through any Automatic Investment Plan, and no new Class B Automatic Investment Plans will be established.

To invest regularly from your bank account:

Complete the Automatic Investment Plan portion on your Account Application.

Make sure you note:

  Your bank name, address and account number

  The amount you wish to invest automatically (minimum $25)

  How often you want to invest (every month,4 times a year, twice a year or once a year)

  Attach a voided personal check.

To invest regularly from your paycheck or government check:

Call 1-800-782-8183 for an enrollment form.

Directed Dividend Option

By selecting the appropriate box on the Account Application, you can elect to receive your distributions (capital gains and dividends) in cash (check) or have distributions reinvested in the applicable Fund or reinvested in another HSBC Fund without a sales charge. You must maintain the minimum balance in each Fund into which you plan to reinvest dividends or the reinvestment will be suspended and your dividends paid to you. The Funds may modify or terminate this reinvestment option without notice. You can change or terminate your participation in the reinvestment option at any time by calling 1-800-782-8183.

Customer Identification Information

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on U.S. Government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person that opens a new account:

  Name;

  Date of birth (for individuals);

  Residential or business street address (although post office boxes are still permitted for mailing); and

  Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

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Shareholder Information

Purchasing and Adding to Your Shares
continued

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive from an investor the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Restrictions on Offers and Sales to Canadian Residents

The shares described in this prospectus may only be distributed in Canada through HSBC Global Asset Management (Canada) Limited, and this prospectus may not be used to solicit, and will not constitute a solicitation of, an offer to buy shares in Canada unless such solicitation is made by HSBC Global Asset Management (Canada) Limited. A distribution or solicitation may be deemed to occur in Canada where a distribution or solicitation is made to a person (including an individual, corporation, trust, partnership or other entity, or other legal person) resident or otherwise located in Canada at the applicable time. For these purposes, the following persons will generally be considered to be a Canadian resident:

1	An individual, if

the individual’s primary principal residence is located in Canada; or the individual is physically located in Canada at the time of the offer, sale or other relevant activity.

2	A corporation, if

  the corporation’s head office or principal office is located in Canada; or

  securities of the corporation that entitle the holder to elect a majority of the directors are held by Canadian Resident individuals (as described above) or by legal persons resident or otherwise located in Canada; or

  the individuals that make investment decisions or provide instructions on behalf of the corporation are Canadian Resident individuals (as described above).

3	A trust, if

  the principal office of the trust (if any) is located in Canada; or

  the trustee (or in the case of multiple trustees, the majority of trustees) are Canadian Resident individuals (as described above) or are legal persons resident or otherwise located in Canada; or

  the individuals that make investment decisions or provide instructions on behalf of the trust are Canadian Resident individuals (as described above).

4	A partnership, if

  the partnership’s head office or principal office (if any) is located in Canada; or

  the holders of the majority of the interests of or in the partnership are held by Canadian Residents (as described above); or

  the general partner (if any) is a Canadian Resident (as described above); or

  the individuals that make investment decisions or provide instructions on behalf of the partnership are Canadian Resident individuals (as described above).

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Shareholder Information

Purchasing and Adding to Your Shares
continued

Market Timing

In accordance with policies and procedures adopted by the Board of Trustees, the Funds discourage market timing and other excessive trading practices. The Funds are intended primarily for use as long-term investment vehicles. Frequent short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders.

Frequent purchases and redemptions of shares of a mutual fund (including activities of “market timers”) can result in the dilution in the value of Trust or Advisor Trust shares held by long-term shareholders, interference with the efficient management of a Fund’s investment portfolio and increased brokerage and administrative costs. The Board of Trustees has considered the extent to which the Funds may be vulnerable to such risks. The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading.

As a deterrent to excessive trading, the Funds may use an independent pricing service using fair valuation methodologies approved and monitored by the Board of Trustees. For more information on fair valuation, see “Shareholder Information-Pricing of Fund Shares-Fair Value Pricing Policies.”

It is the practice of the Funds to monitor purchases, sales and exchanges of Fund shares, and to take appropriate action if it is determined that there is transactional activity in the Funds’ shares that is deemed inappropriate. The Funds and the Adviser reserve the right to reject or restrict purchase or exchange requests from any investor and also reserve the right to close any account in which a pattern of excessive trading has been identified.

The Funds cannot guarantee that they will detect every market timer due to the limitations inherent in their technological systems. Under Rule 22c-2 of the Investment Company Act of 1940, as amended, the Funds have entered into agreements with financial intermediaries obligating them to provide, upon the Funds’ request, information regarding their customers and their customers’ transactions in shares of the Funds. However, there can be no guarantee that all market timing will be detected in a timely manner, since the Funds will rely on the financial intermediaries to provide the trading information, and the Funds cannot be assured that the trading information, when received, will be in a format that can be quickly analyzed or evaluated by the Funds. The Funds reserve the right to modify their policies and procedures at any time without prior notice as the Funds deem necessary in their sole discretion to be in the best interests of Fund shareholders, or to comply with state or federal legal requirements.

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Shareholder Information

Selling Your Shares

Generally, you may sell your Fund shares at any time. Your sales price will be the next NAV calculated after your sell order is received in good order by a Fund, its transfer agent, or your investment representative. Normally, unless you request a wire transfer, you will receive your proceeds within a week after your request is received. For more information on wire transfer requests, please see below.

Withdrawing Money from Your Fund Investment

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

Contingent Deferred Sales Charge

When you sell Class B or Class C Shares, you will be charged a fee for any shares that have not been held for a sufficient length of time. These fees will be deducted from the money paid to you. See the section on “Distribution Arrangements/Sales Charges” and “Exchanging Your Shares” for details.

Instructions for Selling Shares

If selling your Fund shares through your financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times that will affect your redemption. For all other sales transactions, follow the instructions below.

By Telephone

(unless you have declined telephone sales privileges)

1.	Call 1-800-782-8183 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer). (See “Selling Your Shares—Verifying Telephone Redemptions”)

By Mail or Overnight Service

(See “Selling Your Shares—Redemptions in Writing Required”)

1.	Call 1-800-782-8183 to request redemption forms or write a letter of instruction indicating:

Your Fund and account number Amount you wish to redeem Address where your check should be sent Account owner signature

2.	Mail to: HSBC Funds, PO Box 182845, Columbus, Ohio 43218-2845.

Wire Transfer

You must select this option on your Account Application.
Call 1-800-782-8183 to request a wire transfer.

If you call by 4 p.m. Eastern time, your payment will normally be wired to your bank on the next business day. Otherwise, it will normally be wired on the second business day after your call.

The Funds may charge a wire transfer fee.
NOTE: Your financial institution may also charge a separate fee.

Electronic Redemptions

Call 1-800-782-8183 to request an electronic redemption. Your bank must participate in the ACH and must be a U.S. bank. Redemption proceeds will normally be credited within 7 days. Your bank may charge for this service.

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Shareholder Information

Selling Your Shares
continued

Systematic Withdrawal Plan

You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. To activate this feature:

  Make sure you have checked the appropriate box on the Account Application, or call 1-800-782-8183.

  Include a voided personal check.

  Your account must have a value of $10,000 or more to start withdrawals.

If the value of your account falls below $1,000, you may be asked to add sufficient funds to bring the account back to $1,000, or the Fund may close your account and mail the proceeds to you.

Redemptions in Writing Required

You must request redemptions in writing in the following situations:

1.	Certain types of redemptions by Individual Retirement Accounts (“IRAs”).

2.	Redemption requests requiring a Medallion Signature Guarantee, which include any of the following:

  Your account address has changed within the last 14 calendar days;

  The check is not being mailed to the address on your account;

  The check is not being made payable to the owner of the account;

  The redemption proceeds are being transferred to another Fund account with a different registration;

  The redemption proceeds are being wired to bank instructions currently not on your account; or

  Other unusual situations as determined by the Funds’ transfer agent.

You must obtain a Medallion Signature Guarantee from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The transfer agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

The transfer agent reserves the right to waive signature guarantee requirements, require a signature guarantee under other circumstances or reject or delay a redemption if the signature guarantee is not in good form. Faxed signature guarantees are generally not accepted. A notary public cannot provide a signature guarantee. The transfer agent reserves the right to reject a signature guarantee if it is not provided by a STAMP 2000 Medallion guarantor.

Signature Validation Program—Non-Financial Transactions

The Signature Validation Program (SVP) is intended to provide validation of authorized signatures for those transactions considered non-financial (i.e., do not involve the sale, redemption or transfer of securities). The purpose of the SVP stamp on a document is to authenticate your signature and to confirm that you have the authority to provide the instructions in the document. This stamp may be obtained from eligible members of a Medallion Signature Guarantee Program (see above) or other eligible guarantor institutions in accordance with SVP. Eligible guarantor institutions generally include banks, broker/ dealers, credit unions, members of national securities exchanges, registered securities associations, clearing agencies and savings associations. You should verify with the institution that they are an eligible guarantor institution prior to signing. A notary public can not provide an SVP stamp. The transfer agent accepts an SVP stamp or a Medallion Signature Guarantee stamp if you request any of the following non-financial transactions:

  A change of name;

  Add or change banking instructions;

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Shareholder Information

Selling Your Shares
continued

  Add or change beneficiaries;

  Add or change authorized account traders;

  Add a Power of Attorney;

  Add or change a Trustee; or

  A UTMA/UGMA custodian change.

Verifying Telephone Redemptions

The Funds make every effort to ensure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your Account Application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the transfer agent may be liable for losses due to unauthorized transactions.

Redemptions Within 10 Days of Shares Purchased by Check

When you have made an investment by check and subsequently request a redemption, you will not receive the redemption proceeds until the Funds’ transfer agent is satisfied that the check has cleared (which may require up to 10 business days).

Delay in Payment of Redemption Proceeds

Payment for Fund shares may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

Redemption Proceeds

Redemption proceeds are generally paid in cash, but the Funds reserve the right to pay, above certain limits, all or part of any redemption proceeds in kind, that is, in securities with a market value equal to the redemption price. If the Funds make a payment in securities, the securities will be valued in the same manner as NAV is calculated.

The Funds may provide these securities in lieu of cash without prior notice. You would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains you may realize from the sale, or from the sale of securities you receive. Additional information is available in the Funds’ SAI.

Suspension of Redemptions

The Funds may suspend the right of redemption and postpone for more than seven days the date of payment upon redemption: (i) during periods when the Exchange is closed other than for weekends and certain holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of emergency, disposal, or evaluation of the NAV of the portfolio securities is not reasonably practicable or (iii) for such other periods as the SEC may permit.

Closing of Small Accounts

If your account falls below $50 due to redemptions, a Fund may ask you to increase your balance. If it is still below $50 after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

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Shareholder Information

Selling Your Shares
continued

Undeliverable or Uncashed Checks

Any check tendered in payment of a redemption transaction that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder’s account at the then-current NAV. No interest will accrue on amounts represented by uncashed redemption checks.

Any check tendered in payment of dividends or other distributions that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder’s account at the then-current NAV, and if a Fund cannot locate the shareholder, the dividend option may be changed from cash to reinvest. Distributions are reinvested on the ex-date at the NAV determined at the close of business on that date.

Unclaimed Accounts

Per state requirements, property may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

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Shareholder Information

Distribution Arrangements/Sales Charges

This section describes the sales charges and fees you will pay as an investor in different share classes offered by the Funds. The offering price of Class A Shares includes the front-end sales load. There is no sales charge on purchases of Class I Shares. In addition, there are no 12b-1 distribution or service fees paid from the Funds for Class I Shares. As such, Class I Shares, to the extent available, have lower annual expenses than the Class A, Class B, or Class C Shares.

	Class A Shares		Class B Shares	Class C Shares	Class I Shares
Sales Charge (Load)	Percentage		No front-end sales	No front-end	No front-end
Amount of Purchase	of	Percentage	charge. A contingent	sales charge. A	sales charge.
	Offering	of	deferred sales charge	contingent
	Price*	Investment	(CDSC) may be	deferred sales
Less than $50,000	5.00%	5.26%	imposed on shares	charge (CDSC)
$50,000 but less than			redeemed within	may be imposed
$100,000	4.50%	4.71%	four years after	on shares
$100,000 but less than			purchase. Shares	redeemed within
$250,000	3.75%	3.90%	automatically	one year after
$250,000 but less than			convert to Class A	purchase. Shares
$500,000	2.50%	2.56%	Shares after 6 years.	automatically
$500,000 but less than				convert to Class A
$1,000,000	2.00%	2.04%		Shares after 5 years.
$1,000,000 and over	None	None
Distribution (12b-1)	Subject to annual		Subject to	Subject to	No
and Servicing Fee	shareholder servicing		combined annual	combined annual	Distribution
	fees of up to 0.25%		distribution and	distribution and	or Servicing
	of a Fund’s average		shareholder	shareholder	Fees.
	daily net assets		servicing fees of up	servicing fees of
	attributable to		to 1.00% of a Fund’s	up to 1.00%
	Class A Shares.		average daily net	of a Fund’s average
			assets attributable	daily net assets
			to Class B Shares.	attributable to
Class C Shares.
Fund Expenses	Lower annual		Higher annual	Higher annual	Lower annual
	expenses than Class B		expenses than	expenses than	expenses than
	or Class C Shares.		Class A or	Class A or	Class A, Class
	Higher annual expenses		Class I Shares.	Class I Shares.	B and Class
	than Class I Shares.				C Shares.

* The offering price of Class A Shares includes the front-end sales load.

You should note that the sales charge that appears in your trade confirmation may differ slightly from the rate disclosed in this prospectus due to rounding calculations.

As indicated in the above chart, and as discussed further below, you may, under certain circumstances, be entitled to pay reduced sales charges on your purchases of Fund shares or have those charges waived entirely. To take advantage of these discounts, you or your broker-dealer or financial intermediary must notify the Funds’ transfer agent at the time of your purchase order that a discount may apply to your current purchase. You may also be required to provide appropriate documentation to receive these discounts, including:

(A)	Information or records regarding shares of the HSBC Funds held in all accounts (e.g., retirement accounts) of the shareholder at the financial intermediary;

(B)	Information or records regarding shares of the HSBC Funds held in any account of the shareholder at another financial intermediary; and

(C)	Information or records regarding shares of the HSBC Funds held at any financial intermediary by related parties of the shareholder, such as members of the same family or household.

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Shareholder Information

Distribution Arrangements/Sales Charges continued

You should note in particular that, if the Funds’ transfer agent is properly notified, as described in “Right of Accumulation” and “Combination Privilege” below, the “Amount of Purchase” in the above chart will be deemed to include all Class A, B or C Shares of the HSBC Funds that were acquired by purchase or exchange, and (with respect to Class A Shares) that were subject to a sales charge, that are held at the time of purchase by you, your spouse and your children under age 21. This includes, for example, any shares held at a broker-dealer or financial intermediary other than the one handling your current purchase. In some circumstances, other Fund shares may be aggregated with your current purchase under the Right of Accumulation as described in the SAI. For purposes of determining the “Amount of Purchase,” all qualifying shares held at the time of purchase will be valued at their current market value.

You should also note that if you provide the Funds’ transfer agent a signed written letter of intent to invest a total of at least $50,000 in one or more of the HSBC Funds within a 13 month period, any investments you make during the 13 months will be treated as though the total quantity were invested in one lump sum and you will receive the discounted sales charge based on your investment commitment. You must, however, inform the transfer agent that the letter of intent is in effect each time shares are purchased. Each purchase will be made at NAV plus the sales charge applicable at the time of such purchase to a single transaction of the total amount indicated in the letter of intent.

In addition to the information provided in this prospectus and the SAI, information about sales charge discounts is available from your broker or financial intermediary and, free of charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

Class A Shares
Sales Charge Reductions

Reduced sales charges for Class A Shares are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances. See the SAI for additional details.

  Letter of Intent. You inform a Fund in writing that you intend to purchase enough shares over a 13-month period to qualify for a reduced sales charge. You must include a minimum of 5% of the total amount you intend to purchase with your letter of intent.

  Right of Accumulation. When the value of Class A Shares that were subject to a sales charge at the time of acquisition, and/or any Class B or Class C Shares that you already own, plus the amount you intend to invest in Class A Shares, reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge. You must, at the time of purchase, give the Funds’ transfer agent sufficient information to permit confirmation of your qualification for the right of accumulation.

  Combination Privilege. In addition to combining share classes (to the extent set forth above), you can combine accounts of multiple HSBC Funds (excluding the HSBC Funds that are money market funds (the “HSBC Money Market Funds”)) or accounts of immediate family household members (spouse and children under 21) to achieve reduced sales charges. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares. If you qualify for a reduced sales charge, it will apply to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if you already own qualifying Class A Shares of an HSBC Fund with a value of $40,000 and wish to invest an additional $20,000 in Class A Shares of an HSBC Fund, the reduced initial sales charge of 4.50% will apply to the full $20,000 purchase and not just to the $10,000 in excess of the $50,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, you or your financial intermediary must furnish the transfer agent with a list of the account numbers and the names in which your accounts are registered at the time the purchase is made.

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Shareholder Information

Distribution Arrangements/Sales Charges continued

Class A Shares
Waiver of Sales Charges

The following qualify for waivers of sales charges:

  Shares purchased by investment representatives through fee-based investment products or accounts.

  Proceeds from redemptions from any of the HSBC Funds within 60 days after redemption, if you paid a front-end sales charge for those shares.

  Proceeds from redemptions of Class B Shares of any of the HSBC Funds within 60 days after redemption.

  Proceeds from redemption of Class A Shares received from the automatic conversion of Class B Shares of any of the HSBC Funds within 60 days after redemption of the Class A Shares.

  Proceeds from redemptions of Class A Shares of any HSBC Money Market Fund within 60 days after redemption, if you purchased the shares of the HSBC Money Market Fund with the proceeds of Class A Shares of any of the HSBC Funds on which you paid a front-end sales charge or which were received from the automatic conversion of Class B Shares of any of the HSBC Funds.

  Reinvestment of distributions from a deferred compensation plan, agency, trust, or custody account that was maintained by the Adviser or its affiliates or invested in any of the HSBC Funds.

  Shares purchased for trust or other advisory accounts established with the Adviser or its affiliates.

  Shares purchased by tax-qualified employee benefit plans.

  Shares purchased by directors, trustees, employees, and family members of the Adviser and its affiliates and any organization that provides services to the HSBC Funds current and retired Fund trustees; dealers who have an agreement with the Distributor; and any trade organization to which the Adviser or the Sub-Administrator belongs.

Additional information concerning your ability to qualify for sales charge reductions is set forth in the SAI. You can obtain a copy of the SAI on the Funds’ website at www.investorfunds.us.hsbc.com

Distribution (12b-1) and Shareholder Servicing Fees

The Funds have adopted Distribution (“12b-1”) Plans for Class A, Class B and Class C Shares. 12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Funds’ shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and will decrease the return on your investment and may cost you more than paying other types of sales charges. The Funds have also adopted a Shareholder Services Plan for Class A, Class B and Class C Shares. The Shareholder Services Plan provides that certain financial institutions and securities brokers (“Shareholder Servicing Agents”) provide certain services to the shareholders of the Funds including performing certain shareholder account, administrative and service functions.

  The 12b-1 fees and shareholder servicing fees vary by share class as follows:

    Class A Shares may pay a 12b-1 fee of up to 0.25% of the average daily net assets of the Class A Shares of a Fund. Class A Shares have a non-compensatory 12b-1 Plan. No payments have been made under this plan and there is no current intention to charge this fee.

    Class B and Class C Shares pay a 12b-1 fee of up to 0.75% of the average daily net assets of the respective classes of a Fund. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares.

  The higher 12b-1 fee on Class B and Class C Shares, together with the contingent deferred sales load help sell Class B and Class C Shares without an “up-front” sales charge. In particular, these fees help to defray the costs of advancing brokerage commissions to investment representatives.

  In addition to the 12b-1 fees, Class A, Class B and Class C Shares are subject to a shareholder servicing fee of up to 0.25% of the average daily net assets of the respective classes of the Funds.

47

Shareholder Information

Distribution Arrangements/Sales Charges continued

  The combination of the 12b-1 fees and shareholder servicing fees will not exceed 0.50% for the Class A Shares, and 1.00% of the average daily net assets of the respective classes of the Funds for the Class B and Class C Shares.

  There are no Rule 12b-1 distribution and shareholder servicing fees paid from the Funds for Class I Shares.

Long-term Class B and Class C shareholders may pay indirectly more than the equivalent of the maximum permitted front-end sales charge due to the recurring nature of 12b-1 distribution and shareholder servicing fees.

Class B Shares

Investors may be subject to a CDSC on redemptions of Class B Shares. In such cases, the CDSC will be as illustrated in the chart.

Years	CDSC as a % of
Since	Dollar Amount
Purchase	Subject to Charge
0-1	4.00%
1-2	3.00%
2-3	2.00%
3-4	1.00%
more than 4	None

The CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption. There is no CDSC on reinvested dividends or distributions.

If you sell some but not all of your Class B Shares, shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

Class C Shares

Class C Shares of the Funds may be purchased for individual accounts in amounts of less than $100,000. There is no sales charge imposed upon purchases of Class C Shares, but investors may be subject to a CDSC. Specifically, if you redeem Class C Shares of the Funds, your redemption may be subject to a 1.00% CDSC if the shares are redeemed less than one year after the date of original purchase of the Class C Shares. The CDSC will be assessed on the lesser of the NAV at the time of redemption or the NAV at the time of purchase.

If you sell some but not all of your Class C Shares, shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first.

Conversion Feature—Class B and Class C Shares

  Class B Shares of the Fund will convert automatically to Class A Shares of the same Fund after six years from the beginning of the calendar month in which the Class B Shares were originally purchased.

  Class C Shares of the Fund will convert automatically to Class A Shares of the same Fund after five years from the beginning of the calendar month in which the Class C Shares were originally purchased.

  After conversion, your shares will be subject to the lower combined distribution and shareholder servicing fees charged on Class A Shares which will increase your investment return compared to the Class B Shares or Class C Shares.

  You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.

  If you purchased Class B Shares of the Fund which you exchanged for Class B Shares of another Fund, or Class C Shares of one Fund which you exchanged for Class C Shares of another Fund, your holding period will be calculated from the time of your original purchase. The dollar value of Class A Shares you receive will equal the dollar value of the Class B Shares or Class C Shares converted.

48

Shareholder Information

Distribution Arrangements/Sales Charges continued

Waiver of Sales Charges—Class B Shares and Class C Shares

The following qualify for waivers of sales charges:

  Distributions following the death or disability of shareholder.

  Redemptions representing the required minimum distribution from an IRA or a Custodial Account to a shareholder who has reached age 70½.

  Redemptions representing the required minimum distribution from 401(k) retirement plans where such redemptions are necessary to make distributions to plan participants.

Class I Shares

There is no sales charge on purchases of Class I Shares.

Distribution and Shareholder Servicing Arrangements—Revenue Sharing

The Adviser and its affiliates may, out of their own resources, assist in the marketing of a Fund’s shares. Without limiting the foregoing, the Adviser may, out of its own resources, and without cost to any Fund, make payments to selected financial intermediaries for shareholder, recordkeeping, processing, accounting and/or other administrative services in connection with the sale or servicing of shares and shareholders of the Funds. Historically, these payments have generally been structured as a percentage of net assets attributable to the financial intermediary, but may also be structured as a percentage of gross sales, a fixed dollar amount, or a combination of the three. These payments are in addition to 12b-1 fees, servicing fees and sales charges borne by shareholders as well as any payments made by the Distributor. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

Exchanging Your Shares

If exchanging your shares through your financial adviser or broker, ask him or her for exchange procedures. Your adviser and/or broker may have transaction minimums and/or transaction times that will affect your exchange. For all other redemption transactions, follow the instructions below.

You can exchange your shares of a Fund for shares of the same class of another HSBC Fund, usually without paying additional sales charges (see “Notes on Exchanges”). No transaction fees are charged for exchanges.

You must meet the minimum investment requirements for the HSBC Fund into which you are exchanging. Exchanges from one HSBC Fund to another are taxable.

Instructions for Exchanging Shares

Exchanges may be made by sending a written request to HSBC Funds, PO Box 182845, Columbus, Ohio 43218-2845 or by calling 1-800-782-8183. Please provide the following information:

  Your name and telephone number

  The exact name on your account and account number

  Taxpayer identification number (usually your social security number)

  Dollar value or number of shares to be exchanged

  The name of the Fund from which the exchange is to be made

  The name of the Fund into which the exchange is being made

See “Selling Your Shares” for important information about telephone transactions.

To prevent disruption in the management of the Funds due to market timing strategies, excessive exchange activity may be limited.

49

Shareholder Information

Exchanging Your Shares continued

Notes on Exchanges

When exchanging from an HSBC Fund that has no sales charge or a lower sales charge to an HSBC Fund with a higher sales charge, you will pay the difference.

The registration and tax identification numbers of the two accounts must be identical.

The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

Be sure to read carefully the prospectus of any HSBC Fund into which you wish to exchange shares.

Class A Shares of the Funds may be exchanged for Class D Shares of the HSBC Money Market Funds only if you are otherwise eligible to hold Class D Shares. In all other cases, you will receive Class A Shares of the HSBC Money Market Funds in exchange for your Class A Shares of any of the HSBC Funds.

Delivery of Shareholder Documents

In an effort to reduce the cost associated with the printing and mailing of prospectuses, annual reports and semi-annual reports as well as reduce the likelihood of our shareholders receiving duplicative mailings, the Funds intend to mail only one prospectus and shareholder report to shareholders having the same last name and residing at a common address. If you wish to receive separate copies of the prospectuses and shareholder reports, please contact your financial adviser or registered representative at the institution where you have your account.

If you are a client of HSBC Securities (USA) Inc., please send your request to the address below:

HSBC Securities (USA) Inc.
P.O. Box 4217
Buffalo, NY 14240-8929

If you have any questions regarding the delivery of shareholder documents, please call 1-888-525-5757.

If your account is held directly with a Fund, please mail your request to the address below:

HSBC Funds
PO Box 182845
Columbus, Ohio 43218-2845

If you have any questions regarding the delivery of shareholder documents, please call 1-800-782-8183.

The Funds will begin sending you individual copies of prospectuses and shareholder reports thirty days after receiving your request.

50

Shareholder Information

Dividends, Distributions and Taxes

Dividends and Distributions

All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested dividends and distributions. Dividends are higher for Class A Shares than for Class B and C Shares because Class A Shares have lower operating expenses. Net capital gains are distributed at least annually.

Distributions are made on a per share basis regardless of how long you’ve owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution, which will generally be taxable.

Taxes

The following information related to tax matters is meant as a general summary for U.S. taxpayers. Please see the SAI for more information. Because everyone’s tax situation is unique, you should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

  A Fund generally will not have to pay income tax on amounts it distributes to shareholders, although shareholders will be taxed on distributions they receive.

  Any income a Fund receives and any capital gain that a Fund derives is paid out, less expenses, to its shareholders.

  Dividends on the Funds are paid semi-annually. Net capital gains, if any, for all Funds are distributed at least annually. Unless a shareholder elects to receive them in cash, dividends and distributions will be automatically invested in additional shares of a Fund.

  Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

  An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

  Dividends are taxable in the year in which they are paid or deemed paid, even if they appear on your account statement the following year. If a Fund declares a dividend in October, November or December of a year and distributes the dividend in January of the next year, you may be taxed as if you received it in the year declared rather than the year received.

  There may be tax consequences to you if you dispose of your shares in a Fund, for example, through redemption, exchange or sale. The amount of any gain or loss and the rate of tax will depend mainly upon how much you pay for the shares, how much you sell them for, and how long you held them.

  Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale or exchange of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition including replacement pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.

  Information regarding the federal tax status of distributions made by the Funds will be mailed by February 15th of each year. The notice will tell you which dividends must be treated as taxable ordinary income and which (if any) are long-term capital gain. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

51

Shareholder Information

Dividends, Distributions and Taxes continued

  If you buy shares of a Fund before it makes a taxable distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

  As with all mutual funds, the Funds may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

  Foreign shareholders are generally subject to special withholding requirements. If a Fund elects to report distributions of U.S. source interest and short-term capital gains, such distributions may be paid to foreign shareholders free of withholding through October 31, 2014 (unless the effective date of the relevant exemption is extended to later taxable years). A Fund has the option of not accepting purchase orders from non-U.S. investors.

  If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends or capital gains until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

  There is a penalty on certain pre-retirement distributions from retirement accounts.

  Effective July 1, 2014, a Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

52

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions) for the indicated periods. This information has been derived from information audited by KPMG LLP, whose report, along with each of the Fund’s financial statements, is incorporated herein by reference and included in the Fund’s annual report, which is available upon request.

HSBC Funds—Growth Fund

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends						Ratios/Supplementary Data
													Ratio of Net		Ratios of
			Net Realized			Net							Investment		Expenses to
	Net Asset	Net	and Unrealized			Realized					Net Assets	Ratio of Net	Income		Average Net
	Value,	Investment	Gains	Total from	Net	Gains from		Net Asset			at End of	Expenses to	(Loss) to		Assets
	Beginning	Income	(Losses) from	Investment	Investment	Investment	Total	Value, End	Total		Period	Average Net	Average		(Excluding Fee	Portfolio
	of Period	(Loss)(a)	Investments	Activities	Income	Transactions	Dividends	of Period	Return(b)		(000’s)	Assets	Net Assets		Reductions)	Turnover(c)
CLASS A SHARES
Year Ended October 31, 2009	$10.55	(0.04)	2.03	1.99	—	—	—	$12.54	18.86	%(d)	$15,896	1.20%	(0.33)%		1.31%	66%
Year Ended October 31, 2010	12.54	(0.07)	2.55	2.48	—	—	—	15.02	19.78	%(e)(f)	16,452	1.20%	(0.54	)%(f)	1.23%	89%
Year Ended October 31, 2011	15.02	(0.07)	1.64	1.57	—	—	—	16.59	10.45	%(g)	15,349	1.18%	(0.45)%		1.18%	56%
Year Ended October 31, 2012	16.59	(0.06)	1.16	1.10	—	—	—	17.69	6.63	%(h)	11,327	1.20%	(0.36)%		1.27%	53%
Year Ended October 31, 2013	17.69	(0.01)	5.34	5.33	—	(1.29)	(1.29)	21.73	32.24	%(i)	12,761	1.20%	(0.05)%		1.21%	75%
CLASS B SHARES
Year Ended October 31, 2009	$9.85	(0.10)	1.85	1.75	—	—	—	$11.60	17.87	%(d)	$2,059	1.95%	(1.06)%		2.06%	66%
Year Ended October 31, 2010	11.60	(0.16)	2.36	2.20	—	—	—	13.80	18.97	%(e)(f)	1,213	1.95%	(1.28	)%(f)	1.98%	89%
Year Ended October 31, 2011	13.80	(0.18)	1.51	1.33	—	—	—	15.13	9.64	%(g)	962	1.93%	(1.19)%		1.93%	56%
Year Ended October 31, 2012	15.13	(0.17)	1.06	0.89	—	—	—	16.02	5.88	%(h)	621	1.95%	(1.10)%		2.03%	53%
Year Ended October 31, 2013	16.02	(0.12)	4.75	4.63	—	(1.29)	(1.29)	19.36	31.16	%(i)	493	1.95%	(0.72)%		1.96%	75%
CLASS C SHARES
Year Ended October 31, 2009	$9.91	(0.12)	1.89	1.77	—	—	—	$11.68	17.86	%(d)	$120	1.95%	(1.12)%		2.05%	66%
Year Ended October 31, 2010	11.68	(0.17)	2.38	2.21	—	—	—	13.89	18.92	%(e)(f)	184	1.95%	(1.30	)%(f)	1.99%	89%
Year Ended October 31, 2011	13.89	(0.18)	1.52	1.34	—	—	—	15.23	9.65	%(g)	251	1.94%	(1.21)%		1.94%	56%
Year Ended October 31, 2012	15.23	(0.18)	1.07	0.89	—	—	—	16.12	5.84	%(h)	482	1.95%	(1.14)%		2.03%	53%
Year Ended October 31, 2013	16.12	(0.14)	4.80	4.66	—	(1.29)	(1.29)	19.49	31.15	%(i)	602	1.95%	(0.81)%		1.96%	75%
CLASS I SHARES
Year Ended October 31, 2009	$10.62	(0.01)	2.04	2.03	—	—	—	$12.65	19.11	%(d)	$39,400	0.95%	(0.08)%		1.06%	66%
Year Ended October 31, 2010	12.65	(0.04)	2.58	2.54	—	—	—	15.19	20.08	%(e)(f)	49,474	0.95%	(0.30	)%(f)	0.99%	89%
Year Ended October 31, 2011	15.19	(0.04)	1.68	1.64	—	—	—	16.83	10.80	%(g)	57,222	0.94%	(0.22)%		0.94%	56%
Year Ended October 31, 2012	16.83	(0.02)	1.18	1.16	—	—	—	17.99	6.89	%(h)	57,916	0.95%	(0.12)%		1.04%	53%
Year Ended October 31, 2013	17.99	0.04	5.42	5.46	(0.02)	(1.29)	(1.31)	22.14	32.49	%(i)	68,624	0.95%	0.20%		0.96%	75%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Growth Portfolio.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	During the year ended October 31, 2009, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.50%, 0.54%, 0.53% and 0.49% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.
(e)	During the year ended October 31, 2010, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.17%, 0.17%, 0.17% and 0.17% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.
(f)	During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in the Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was 0.02%, 0.02%, 0.02% and 0.02% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.
(g)	During the year ended October 31, 2011, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.28%, 0.28%, 0.28% and 0.28% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.
(h)	During the year ended October 31, 2012, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.12%, 0.12%, 0.12% and 0.12% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.
(i)	During the year ended October 31, 2013, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.16%, 0.16%, 0.16% and 0.16% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

53

Financial Highlights

HSBC Funds—Opportunity Fund

      Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends					Ratios/Supplementary Data
												Ratio of Net		Ratios of
			Net Realized		Net							Investment		Expenses to
	Net Asset	Net	and Unrealized		Realized					Net Assets	Ratio of Net	Income		Average Net
	Value,	Investment	Gains	Total from	Gains from		Net Asset			at End of	Expenses to	(Loss) to		Assets
	Beginning	Income	(Losses) from	Investment	Investment	Total	Value, End	Total		Period	Average Net	Average		(Excluding Fee	Portfolio
	of Period	(Loss)(a)	Investments	Activities	Transactions	Dividends	of Period	Return(b)		(000’s)	Assets	Net Assets		Reductions)	Turnover(c)
CLASS A SHARES
Year Ended October 31, 2009	$7.09	(0.07)	0.97	0.90	(0.43)	(0.43)	$7.56	14.85%		$9,687	1.55%	(1.02)%		2.30%	65%
Year Ended October 31, 2010	7.56	(0.09)	2.20	2.11	—	—	9.67	27.91	%(d)(e)	11,282	1.55%	(1.00	)%(e)	2.07%	68%
Year Ended October 31, 2011	9.67	(0.07)	1.19	1.12	(0.16)	(0.16)	10.63	11.59	%(f)	11,145	1.55%	(0.62)%		1.85%	69%
Year Ended October 31, 2012	10.63	(0.05)	1.11	1.06	(1.56)	(1.56)	10.13	12.08	%(g)	10,204	1.55%	(0.51)%		2.20%	59%
Year Ended October 31, 2013	10.13	(0.06)	3.34	3.28	(0.63)	(0.63)	12.78	34.02	%(h)	14,259	1.55%	(0.49)%		2.01%	70%
CLASS B SHARES
Year Ended October 31, 2009	$6.10	(0.10)	0.80	0.70	(0.43)	(0.43)	$6.37	13.92%		$1,082	2.30%	(1.77)%		3.10%	65%
Year Ended October 31, 2010	6.37	(0.13)	1.85	1.72	—	—	8.09	27.00	%(d)(e)	658	2.30%	(1.78	)%(e)	2.86%	68%
Year Ended October 31, 2011	8.09	(0.12)	0.99	0.87	(0.16)	(0.16)	8.80	10.75	%(f)	536	2.30%	(1.36)%		2.64%	69%
Year Ended October 31, 2012	8.80	(0.10)	0.87	0.77	(1.56)	(1.56)	8.01	11.15	%(g)	499	2.30%	(1.25)%		2.99%	59%
Year Ended October 31, 2013	8.01	(0.11)	2.60	2.49	(0.63)	(0.63)	9.87	33.10	%(h)	480	2.30%	(1.24)%		2.77%	70%
CLASS C SHARES
Year Ended October 31, 2009	$6.21	(0.10)	0.81	0.71	(0.43)	(0.43)	$6.49	13.83%		$267	2.30%	(1.78)%		3.08%	65%
Year Ended October 31, 2010	6.49	(0.13)	1.89	1.76	—	—	8.25	27.12	%(d)(e)	341	2.30%	(1.75	)%(e)	2.86%	68%
Year Ended October 31, 2011	8.25	(0.13)	1.02	0.89	(0.16)	(0.16)	8.98	10.79	%(f)	437	2.30%	(1.38)%		2.64%	69%
Year Ended October 31, 2012	8.98	(0.10)	0.89	0.79	(1.56)	(1.56)	8.21	11.14	%(g)	545	2.30%	(1.19)%		3.03%	59%
Year Ended October 31, 2013	8.21	(0.11)	2.67	2.56	(0.63)	(0.63)	10.14	33.15	%(h)	711	2.30%	(1.21)%		2.76%	70%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Opportunity Portfolio.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	During the year ended October 31, 2010, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.15%, 0.15% and 0.15% for Class A Shares, Class B Shares and Class C Shares, respectively.
(e)	During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in the Notes to Financial Statements). Corresponding impact to the net income ratio and the total return was 0.01%, 0.01% and 0.01% for Class A Shares, Class B Shares and Class C Shares, respectively.
(f)	During the year ended October 31, 2011, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.10%, 0.10% and 0.10% for Class A Shares, Class B Shares and Class C Shares, respectively.
(g)	During the year ended October 31, 2012, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.10%, 0.10% and 0.10% for Class A Shares, Class B Shares and Class C Shares, respectively.
(h)	During the year ended October 31, 2013, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.13%, 0.13% and 0.13% for Class A Shares, Class B Shares and Class C Shares, respectively.

54

Financial Highlights

HSBC Advisor Funds Trust—Opportunity Fund (Advisor)

      Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends						Ratios/Supplementary Data
												Ratio of Net		Ratios of
			Net Realized		Net							Investment		Expenses to
	Net Asset	Net	and Unrealized		Realized					Net Assets	Ratio of Net	Income		Average Net
	Value,	Investment	Gains	Total from	Gains from		Net Asset			at End of	Expenses to	(Loss) to		Assets
	Beginning	Income	(Losses) from	Investment	Investment	Total	Value, End	Total		Period	Average Net	Average		(Excluding Fee	Portfolio
	of Period	(Loss)	Investments	Activities	Transactions	Dividends	of Period	Return(a)		(000’s)	Assets	Net Assets		Reductions)	Turnover(b)
CLASS I SHARES
Year Ended October 31, 2009	$8.91	(0.04)	1.32	1.28	(0.26)	(0.26)	$9.93	15.47%		$100,285	1.02%	(0.50)%		1.02%	65%
Year Ended October 31, 2010	9.93	(0.06)	2.90	2.84	—	—	12.77	28.60	%(c)(d)	117,064	1.01%	(0.46	)%(d)	1.01%	68%
Year Ended October 31, 2011	12.77	(0.01)	1.57	1.56	(0.31)	(0.31)	14.02	12.25	%(e)	122,017	1.01%	(0.07)%		1.01%	69%
Year Ended October 31, 2012	14.02	(0.01)	1.46	1.45	(2.07)	(2.07)	13.40	12.50	%(f)	135,098	1.08%	(0.01)%		1.08%	59%
Year Ended October 31, 2013	13.40	0.01	4.47	4.48	(0.61)	(0.61)	17.27	34.70	%(g)	208,321	0.99%	0.07%		0.99%	70%

*	The per share amounts and percentages reflect income and expense assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Opportunity Portfolio.
(a)	Total return calculations do not include any sales or redemption charges.
(b)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c)	During the year ended October 31, 2010, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.15% for Class I Shares.
(d)	During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in the Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was 0.01% for the Class I Shares.
(e)	During the year ended October 31, 2011, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.10% for Class I Shares.
(f)	During the year ended October 31, 2012, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.10% for Class I Shares.
(g)	During the year ended October 31, 2013, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.13% for Class I Shares.

55

For more information about the Funds, the following documents are or will be available free upon request:

Annual/Semi-annual Reports:

The Funds’ annual and semi-annual reports to shareholders contain additional information on the Funds’ investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and legally considered a part of this prospectus.

You can get free copies of the Funds’ annual and semi-annual reports and the SAI and prospectuses of other funds in the HSBC Family of Funds from the Funds’ website at www.investorfunds.us.hsbc.com. You can also obtain these items or request other information, and discuss your questions about the Funds, by contacting a broker or bank through which shares of the Funds may be purchased or sold, or by contacting the Funds at:

HSBC Funds
PO Box 182845
Columbus, Ohio 43218-2845
Telephone:	1-800-782-8183

You can review and copy the Funds’ annual and semi-annual reports and SAI at the Public Reference Room of the SEC in Washington D.C. You can get text-only copies:

  For a duplicating fee, by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090 or 1-800-SEC-0330.

  Free from the SEC’s Website at www.sec.gov.

Investment Company Act File Nos. 811-04782 and 811-07583

HSB-PU-RTL 0314

HSBC Global Asset Management (USA) Inc.

HSBC Funds
Prospectus
February 28, 2014

EMERGING MARKETS FUNDS	Class A	Class I	Class S
HSBC Emerging Markets Debt Fund	HCGAX	HCGIX	HBESX
HSBC Emerging Markets Local Debt Fund	HBMAX	HBMIX	HBMSX
HSBC Frontier Markets Fund	HSFAX	HSFIX	–
HSBC Total Return Fund	HTRAX	HTRIX	HTRSX
HSBC RMB Fixed Income Fund	HRMBX	HRMRX	HRMSX

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A DEPOSIT OF HSBC BANK USA, N.A. AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HSBC Funds	Table of Contents

	Summary Section
This section summarizes	3	HSBC Emerging Markets Debt Fund
each Fund’s investment	9	HSBC Emerging Markets Local Debt Fund
objectives, strategies, fees,	17	HSBC Frontier Markets Fund
and risks, and provides	24	HSBC Total Return Fund
other information about	33	HSBC RMB Fixed Income Fund
your account.

	Additional Information About the Funds’
	Investment Strategies and Risks
This section provides	44	More About Risks and Investment Strategies
additional details	46	Principal Investment Risks
about each Fund’s	56	Additional Risks
investment strategies	57	More Information About Indices
and risks.	58	Who May Want to Invest?
	59	More Information About Fund Investments
	59	Portfolio Holdings

	Fund Management
Review this section	60	Investment Adviser and Subadvisers
for details on	62	Portfolio Managers
the people and	64	Related Performance of Other Accounts
organizations who provide	67	The Distributor, Administrator and Sub-Administrator
services to the Funds.

	Shareholder Information
Review this section for	68	Pricing of Fund Shares
details on how	69	Purchasing and Adding to Your Shares
shares are valued,	75	SellingYour Shares
and how to purchase,	78	Distribution Arrangements/Sales Charges
sell and exchange shares.	82	Distribution and Shareholder Servicing Arrangements—
This section also describes		Revenue Sharing
related charges, and	83	ExchangingYour Shares
payments of dividends	83	Delivery of Shareholder Documents
and distributions.	84	Dividends, Distributions and Taxes

	Financial Highlights
Review this section for	87	HSBC Emerging Markets Debt Fund
details on selected financial	88	HSBC Emerging Markets Local Debt Fund
statements of the Funds.	89	HSBC Frontier Markets Fund
	90	HSBC Total Return Fund
	91	HSBC RMB Fixed Income Fund

2

HSBC Emerging Markets Debt Fund
Summary Section

Class A, Class I and Class S Shares

Investment Objective

The investment objective of the HSBC Emerging Markets Debt Fund (the “Fund”) is to maximize total return (comprised of capital appreciation and income).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the HSBC Family of Funds. More information about these and other discounts is available from your financial professional, and is explained in “Distribution Arrangements/Sales Charges” on page 78 of this prospectus and in the Fund’s Statement of Additional Information (“SAI”) in “Right of Accumulation” on page 70.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class I	Class S
Maximum Sales Charge (load) Imposed on Purchases
(as a % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (load)
(as a % of amount redeemed)	None	None	None

Annual Fund Operating Expenses (expenses that you pay
each year as a percentage of the value of your investment)	Class A	Class I	Class S
Management Fee	0.50%	0.50%	0.50%
Distribution (12b-1) Fee	0.00%	0.00%	0.00%
Other Expenses:
Shareholder Servicing Fee	0.25%	0.00%	0.00%
Other Operating Expenses	0.73%	0.63%	0.53%
Total Other Expenses	0.98%	0.63%	0.53%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses*	1.49%	1.14%	1.04%
Fee Waiver and/or Expense Reimbursement**	0.28%	0.28%	0.28%
Total Annual Fund Operating Expenses After Fee Waiver
and/or Expense Reimbursement	1.21%	0.86%	0.76%

*	The Total Annual Fund Operating Expenses do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
**	HSBC Global Asset Management (USA) Inc., the Fund’s investment adviser (“Adviser”), has entered into a contractual expense limitation agreement with the Fund (“Expense Limitation Agreement”) under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.20% for Class A Shares, 0.85% for Class I Shares and 0.75% for Class S Shares. Any amounts contractually waived or reimbursed by the Adviser will be subject to repayment by the Fund to the Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. The expense limitation shall be in effect until March 1, 2015. The Expense Limitation Agreement shall terminate upon the termination of the Amended and Restated Master Investment Advisory Contract between HSBC Funds (the “Trust”) and the Adviser, or it may be terminated upon written notice to the Adviser by the Trust.

3

HSBC Emerging Markets Debt Fund
Summary Section

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example takes the Fund’s Expense Limitation Agreement into account for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$592	$897	$1,224	$2,147
Class I Shares	$88	$334	$601	$1,361
Class S Shares	$78	$303	$547	$1,246

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in fixed income instruments of issuers that economically are tied to emerging markets. The Fund will invest in instruments issued by foreign governments and corporations. Investments will generally be made in U.S. dollar denominated instruments, but the Fund will also seek to invest in emerging market local currency denominated instruments. The “total return” sought by the Fund consists of income earned on investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular region, sector or security. The Fund will invest in at least three countries, and at least 40% of its net assets will be invested in foreign securities. The Fund may seek to hedge certain of its exposure to non-U.S. currencies through the use of derivatives.

An instrument is economically tied to an emerging market country if: (i) the issuer is the government (or any political subdivision, agency, authority or instrumentality of such government) of the country; (ii) it is principally traded on the country’s securities markets; or (iii) the issuer is organized or principally operates in the country, derives 50% or more of its income from its operation within the country, or has 50% or more of its assets in the country. For purposes of the Fund’s 80% of net assets policy, derivative instruments will be treated as economically tied to emerging market countries if the underlying assets are, or the performance of the instrument is otherwise determined with reference to, currencies of emerging market countries (or baskets or indexes of such currencies), interest rates that are associated with an emerging market country, or instruments or securities that are issued by governments or issuers organized under the laws of an emerging market country.

The term “emerging markets” includes any country: (i) having an “emerging stock market” as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the International Bank for Reconstruction and Development (the “World Bank”); (iii) listed in World Bank publications as developing; or (iv) determined by the Adviser to be an emerging market. Currently, “emerging market countries” generally include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

The Adviser will select investments for purchase or sale by evaluating each issuer based on: (i) general economic and financial conditions; (ii) the specific issuer’s business and management, cash flow, earnings coverage of interest and dividends, ability to operate under adverse economic conditions, and fair market value of assets; (iii) any unique political, economic, or social conditions applicable to such issuer’s country; and (iv) other considerations the Adviser deems appropriate.

4

HSBC Emerging Markets Debt Fund
Summary Section

The Fund may invest without limitation in high-yield securities (“junk bonds”),which are those securities rated lower than “Baa” by Moody’s Investors Service (“Moody’s”) or lower than “BBB” by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), subject to a maximum of 15% of its total assets in securities rated below “B” by Moody’s, or equivalently rated by S&P or Fitch or, if unrated, determined by the Adviser to be of comparable quality. In addition, the Fund may invest in derivative instruments, including, but not limited to, swaps, financial futures, foreign currency futures, foreign currency contracts, options on futures contracts, options on securities and swaps (swaptions) for hedging purposes, cash management purposes, as a substitute for investing in equity or fixed income securities, or to enhance return.

The Fund may purchase securities of various maturities, but expects under normal market conditions to maintain an average portfolio duration that normally varies within one year (plus or minus) of the duration of the J.P. Morgan Emerging Markets Bond Index Global, which as of December 31, 2013 was 6.82 years.

The Fund is considered to be “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), which means that the Fund can invest a greater percentage of its assets in a more limited number of issuers than a diversified fund.

Principal Investment Risks

You could lose money by investing in the Fund. The Fund has the following principal investment risks:

  Debt Instruments Risk: The risks of investing in debt instruments include:

    Credit Risk: The Fund could lose money if an issuer or guarantor of a debt instrument fails to make timely payments of interest or principal or enters bankruptcy. This risk is greater for lower-quality bonds than for bonds that are investment grade.

    Interest Rate Risk: Fluctuations in interest rates may affect the yield and value of investments in income producing or debt instruments. Generally, if interest rates rise, the value of such investments will fall. Investors should note that interest rates are at, or near, historic lows, but will ultimately increase, with unpredictable effects on the markets and the Fund’s investments.

    High-Yield Securities (“Junk Bond”) Risk: Investments in high-yield securities (commonly referred to as “junk bonds”) are often considered speculative investments and have significantly higher credit risk than investment-grade securities and tend to be less marketable (i.e., less liquid) than higher-rated securities. The prices of high-yield securities, which may be more volatile and less liquid than higher rated securities of similar maturity, may be more vulnerable to adverse market, economic or political conditions.

    Inventory Risk: The market-making capacity in debt markets has declined as a result of reduced broker-dealer inventories relative to fund assets, reduced broker-dealer proprietary trading activity and increased regulatory capital requirements for financial institutions such as banks. Because market makers provide stability to a market through their intermediary services, a significant reduction in dealer market-making capacity has the potential to decrease liquidity and increase volatility in the debt markets.

  Foreign Securities Risk: Investments in foreign securities are generally considered riskier than investments in U.S. securities, and are subject to additional risks, including international trade, political, economic and regulatory risks; fluctuating currency exchange rates; less liquid, developed or efficient trading markets; the imposition of exchange controls, confiscations and other government restrictions; and different corporate disclosure and governance standards.

  Emerging Markets Risk: The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: greater market volatility and illiquidity, lower trading volume, delays in trading or settling portfolio securities transactions; currency and capital controls or other government restrictions or intervention, such as expropriation and nationalization; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and higher levels of inflation, deflation or currency devaluation. The prices of securities in emerging markets can fluctuate more significantly than the prices of securities in more developed countries. The less developed the country, the greater effect such risks may have on an investment.

5

HSBC Emerging Markets Debt Fund
Summary Section

  Derivatives Risk: The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could increase the volatility of the Fund’s net asset value per share and cause you to lose money. Risks associated with derivatives include the risk that the derivative is not well correlated with, and may be more sensitive to market events than, the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; risks arising from margin requirements; and the risk that the derivative transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses, particularly when derivatives are used to enhance return rather than offset risk. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

  Swap Risk: The use of swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument (or index), and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may also subject the Fund to the risk that the counterparty to the transaction may not meet its obligations, causing the Fund’s value to decrease. Swap agreements may also be considered illiquid.

  Leverage Risk: Leverage created by investments such as derivatives can diminish the Fund’s performance and increase the volatility of the Fund’s net asset value. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

  Counterparty Risk: When the Fund enters into an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, the Fund is exposed to the risk that the other party to the contract will not fulfill its contractual obligations.

  Currency Risk: Fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between various foreign currencies, may negatively affect the Fund’s performance.

  Liquidity Risk: The Fund may hold illiquid securities by virtue of the absence of a readily available market for, or a reduction in the number or capacity of market participants making a market in, certain of its investments, or because of legal or contractual restrictions on sales. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

  Issuer Diversification Risk: Focusing investments in a small number of issuers, industries, foreign currencies or particular countries or regions increases risk. The Fund is “non-diversified” and may invest a greater percentage of its assets in the securities of a single issuer than a fund that is “diversified.” Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

  Custody Risk: The Fund invests in securities markets that are less developed than those in the U.S., which may expose the Fund to risks in the process of clearing and settling trades and the holding of securities by foreign banks, agents and depositories. Investments in emerging markets may be subject to greater custody risks than investments in more developed securities markets.

  Market Risk: The value of the Fund’s investments may decline due to changing economic, political, regulatory or market conditions. Market risk may affect a single issuer, industry or section of the economy or it may affect the economy as a whole. Moreover, the conditions in one country or geographic region could adversely affect the Fund’s investments in a different country or geographic region.

  Sovereign Debt Risk: Sovereign debt instruments, which are instruments issued by foreign governmental entities, are subject to the risk that the governmental entity may be unable or unwilling to repay the principal or interest on its sovereign debt due to, among other reasons, cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt or its failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.

An investment in the Fund is not a deposit of HSBC Bank USA, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

6

HSBC Emerging Markets Debt Fund
Summary Section

Performance Bar Chart and Table

The bar chart and table below provide an indication of the risks of an investment in the Fund by showing changes in the Fund’s year-to-year performance and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Past performance, including before- and after-tax returns, does not indicate how the Fund will perform in the future.

The bar chart below shows the Fund’s annual returns for Class A Shares and how performance has varied from year-to-year. The returns for Class I Shares and Class S Shares will differ from the Class A Shares’ returns shown in the bar chart because the expenses of the classes differ.

Annual Total Returns as of 12/31 for Class A Shares
(Excluding sales charges, which if included, would cause returns to be lower.)

Best Quarter:	Q3 2012	7.24%
Worst Quarter:	Q2 2013	-6.10%

The table that follows shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown in the table below are for Class A Shares of the Fund and after-tax returns for Class I and Class S Shares may vary. The table further compares the Fund’s performance over time to that of the J.P. Morgan Emerging Markets Bond Index Global (“EMBI Global”).

Average Annual Total Returns (for the periods ended December 31, 2013)

	Inception		Since
	Date	1 Year	Inception
Class A Return Before Taxes	April 7, 2011	-12.00%	3.74%
Class A Return After Taxes on Distributions	April 7, 2011	-13.88%	1.69%
Class A Return After Taxes on Distributions
and Sale of Fund Shares	April 7, 2011	-6.50%	2.25%
Class I Return Before Taxes	April 7, 2011	-7.33%	5.97%
Class S Return Before Taxes	April 7, 2011	-7.24%	6.07%
EMBI Global (reflects no deduction for fees, expenses or taxes)	—	-6.58%	6.33%*

* Since April 7, 2011.

7

HSBC Emerging Markets Debt Fund
Summary Section

Investment Adviser

HSBC Global Asset Management (USA) Inc. is the Fund’s investment adviser.

Portfolio Managers

Investment decisions for the Fund are made by the Adviser’s Emerging Markets Debt Team. Guillermo Ossés, Managing Director, Head of Emerging Markets Debt Portfolio Management; Lisa Chua, CFA, Senior Vice President, Portfolio Manager; Binqi Liu, Vice President, Portfolio Manager; and Phil Yuhn, Senior Vice President, Portfolio Engineer, are the members of the Emerging Markets Debt Team with the most significant responsibility for the day-to-day management of the Fund’s portfolio. Mr. Ossés has managed the Fund since it commenced operations on April 7, 2011. The other members of the Emerging Markets Debt Team have managed the Fund since February 28, 2012.

Purchasing and Selling Your Shares

Generally, you may purchase or redeem Fund shares on any business day by mail (HSBC Funds, PO Box 182845, Columbus, Ohio 43218-2845), wire transfer, or telephone at 1-800-782-8183. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

	Minimum	Minimum
	Initial	Subsequent
Account Type	Investment*	Investment*
Class A Shares
Regular (non-retirement)	$1,000	$100
Retirement (IRA)	$250	$100
Automatic Investment Plan	$250	$25
Class I Shares
Regular (non-retirement)	$1,000,000	$0
Class S Shares
Regular (non-retirement)	$25,000,000	$0

* Omnibus accounts are eligible to meet the minimums at the omnibus account level.

Tax Information

The Fund intends to declare and pay dividends from net investment income, if any, at least monthly. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund, the Adviser or the distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.

8

HSBC Emerging Markets Local Debt Fund
Summary Section

Class A, Class I and Class S Shares

Investment Objective

The investment objective of the HSBC Emerging Markets Local Debt Fund (the “Fund”) is maximum total return (comprised of capital appreciation and income).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the HSBC Family of Funds. More information about these and other discounts is available from your financial professional, and is explained in “Distribution Arrangements/Sales Charges” on page 78 of this prospectus and in the Fund’s Statement of Additional Information (“SAI”) in “Right of Accumulation” on page 70.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class I	Class S
Maximum Sales Charge (load) Imposed on Purchases
(as a % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (load)
(as a % of amount redeemed)	None	None	None

Annual Fund Operating Expenses (expenses that you pay
each year as a percentage of the value of your investment)	Class A	Class I	Class S
Management Fee	0.50%	0.50%	0.50%
Distribution (12b-1) Fee	0.00%	0.00%	0.00%
Other Expenses:
Shareholder Servicing Fee	0.25%	0.00%	0.00%
Other Operating Expenses	0.94%	0.84%	0.74%
Total Other Expenses	1.19%	0.84%	0.74%
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses*	1.78%	1.43%	1.33%
Fee Waiver and/or Expense Reimbursement**	0.49%	0.49%	0.49%
Total Annual Fund Operating Expenses After Fee Waiver
and/or Expense Reimbursement	1.29%	0.94%	0.84%

*	The Total Annual Fund Operative Expenses do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
**	HSBC Global Asset Management (USA) Inc., the Fund’s investment adviser (“Adviser”), has entered into a contractual expense limitation agreement with the Fund (“Expense Limitation Agreement”) under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.20% for Class A Shares, 0.85% for Class I Shares and 0.75% for Class S Shares. Any amounts contractually waived or reimbursed by the Adviser will be subject to repayment by the Fund to the Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. The expense limitation shall be in effect until March 1, 2015. The Expense Limitation Agreement shall terminate upon the termination of the Amended and Restated Master Investment Advisory Contract between HSBC Funds (the “Trust”) and the Adviser, or it may be terminated upon written notice to the Adviser by the Trust.

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HSBC Emerging Markets Local Debt Fund
Summary Section

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example takes the Fund’s Expense Limitation Agreement into account for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$600	$963	$1,350	$2,432
Class I Shares	$96	$404	$735	$1,671
Class S Shares	$86	$373	$682	$1,559

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 86% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus borrowings for investment purposes, in debt instruments issued by foreign governments, government agencies or corporations and denominated in local currencies of countries with emerging securities markets. The Fund may also invest in instruments denominated in U.S. dollars. The “total return” sought by the Fund consists of income earned on investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular region, sector or security. The Fund may invest in derivatives such as currency forwards, non-deliverable forwards, equity options, bond options, currency options, interest rate swaps or credit default swaps denominated in any currency for hedging purposes, cash management purposes, as a substitute for investing in equity or fixed income securities, or to enhance returns. These instruments will be treated as investments in debt instruments for the purposes of the Fund’s 80% of net assets policy, as appropriate, if the underlying assets of such derivatives are, or the performance of the instrument is determined with reference to, debt instruments issued by foreign governments, government agencies or corporations and denominated in the local currency of an emerging market country or a currency of or interest rate associated with an emerging market country. Equity-related derivatives are not treated as debt instruments for purposes of the Fund’s 80% of net assets policy.

The term “emerging markets” includes any country: (i) having an “emerging stock market” as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the International Bank for Reconstruction and Development (the “World Bank”); (iii) listed in World Bank publications as developing; or (iv) determined by the Adviser to be an emerging market. Currently, “emerging market countries” generally include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

The Fund may invest without limit in debt instruments that are economically tied to emerging market countries. An instrument is economically tied to an emerging market country if: (i) the issuer is the government (or any political subdivision, agency, authority or instrumentality of such government) of the country; (ii) it is principally traded on the country’s securities markets; or (iii) the issuer is organized or principally operates in the country, derives 50% or more of its income from its operation within the country,

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HSBC Emerging Markets Local Debt Fund
Summary Section

or has 50% or more of its assets in the country. In the case of certain money market instruments, such instruments will be considered economically tied to an emerging market country if either the issuer or the guarantor of such money market instrument is organized under the laws of an emerging market country. With respect to derivative instruments, generally such instruments are treated as economically tied to emerging market countries if the underlying assets are, or the performance of the instrument is otherwise determined with reference to, currencies of emerging market countries (or baskets or indexes of such currencies), interest rates that are associated with an emerging market country, or instruments or securities that are issued by governments or issuers organized under the laws of an emerging market country. The Fund normally will invest primarily in securities whose performance is economically tied to Asia, Africa, the Middle East, Latin America and the developing countries of Europe.

The Adviser will select investments for purchase or sale by evaluating issuers based on: (i) general economic and financial conditions; (ii) the specific issuer’s business and management, cash flow, earnings coverage of interest and dividends, ability to operate under adverse economic conditions, and fair market value of assets; (iii) any unique political, economic or social conditions applicable to such issuer’s country; and (iv) other considerations the Adviser deems appropriate. The Adviser will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and other specific factors that the Adviser believes to be relevant.

The Fund may invest in both investment-grade securities, which are those securities that are rated by one or more nationally recognized statistical rating organizations (“NRSROs”) within one of the four highest long-term quality grades at the time of purchase (e.g., “AAA”, “AA”, “A” or “BBB” by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”) or “Aaa”, “Aa”, “A” or “Baa” by Moody’s Investors Service (“Moody’s”)), and high-yield securities (“junk bonds”), which are those securities rated lower than “Baa” by Moody’s or lower than “BBB” by S&P or Fitch. A maximum of 15% of the Fund’s total assets may be invested in securities rated below “B” by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest, without limitation, in non-investment grade securities rated above “B” by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by the Adviser to be of comparable quality. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

The Fund may purchase securities of various maturities, but expects to maintain an average portfolio duration that normally varies within three years (plus or minus) of the duration of the J.P. Morgan Government Bond Index - Emerging Markets Global Diversified, which as of December 31, 2013 was 4.62 years.

The Fund is considered to be “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), which means that the Fund can invest a greater percentage of its assets in a more limited number of issuers than a diversified fund.

Principal Investment Risks

You could lose money by investing in the Fund. The Fund has the following principal investment risks.

  Debt Instruments Risk: The risks of investing in debt instruments include:

    Credit Risk: The Fund could lose money if an issuer or guarantor of a debt instrument fails to make timely payments of interest or principal or enters bankruptcy. This risk is greater for lower-quality bonds than for bonds that are investment grade.

    Interest Rate Risk: Fluctuations in interest rates may affect the yield and value of investments in income producing or debt instruments. Generally, if interest rates rise, the value of such investments will fall. Investors should note that interest rates are at, or near, historic lows, but will ultimately increase, with unpredictable effects on the markets and the Fund’s investments.

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HSBC Emerging Markets Local Debt Fund
Summary Section

  High-Yield Securities (“Junk Bond”) Risk: Investments in high-yield securities (commonly referred to as “junk bonds”) are often considered speculative investments and have significantly higher credit risk than investment-grade securities and tend to be less marketable (i.e., less liquid) than higher-rated securities. The prices of high-yield securities, which may be more volatile and less liquid than higher rated securities of similar maturity, may be more vulnerable to adverse market, economic or political conditions.

  Inventory Risk: The market-making capacity in debt markets has declined as a result of reduced broker-dealer inventories relative to fund assets, reduced broker-dealer proprietary trading activity and increased regulatory capital requirements for financial institutions such as banks. Because market makers provide stability to a market through their intermediary services, a significant reduction in dealer market-making capacity has the potential to decrease liquidity and increase volatility in the debt markets.

  Foreign Securities Risk: Investments in foreign securities are generally considered riskier than investments in U.S. securities, and are subject to additional risks, including international trade, political, economic and regulatory risks; fluctuating currency exchange rates; less liquid, developed or efficient trading markets; the imposition of exchange controls, confiscations and other government restrictions; and different corporate disclosure and governance standards.

  Emerging Markets Risk: The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: greater market volatility and illiquidity, lower trading volume, delays in trading or settling portfolio securities transactions; currency and capital controls or other government restrictions or intervention, such as expropriation and nationalization; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and higher levels of inflation, deflation or currency devaluation. The prices of securities in emerging markets can fluctuate more significantly than the prices of securities in more developed countries. The less developed the country, the greater effect such risks may have on an investment.

  Derivatives Risk: The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could increase the volatility of the Fund’s net asset value per share and cause you to lose money. Risks associated with derivatives include the risk that the derivative is not well correlated with, and may be more sensitive to market events than, the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; risks arising from margin requirements; and the risk that the derivative transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses, particularly when derivatives are used to enhance return rather than offset risk. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

  Swap Risk: The use of swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument (or index), and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may also subject the Fund to the risk that the counterparty to the transaction may not meet its obligations, causing the Fund’s value to decrease. Swap agreements may also be considered illiquid.

  Leverage Risk: Leverage created by investments such as derivatives can diminish the Fund’s performance and increase the volatility of the Fund’s net asset value. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

  Counterparty Risk: When the Fund enters into an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, the Fund is exposed to the risk that the other party to the contract will not fulfill its contractual obligations.

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HSBC Emerging Markets Local Debt Fund
Summary Section

  Currency Risk: Fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between various foreign currencies, may negatively affect the Fund’s performance.

  When-Issued Securities: The Fund may purchase or sell securities that it is entitled to receive on a when issued basis. When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation.

  Short Sale Risk: When entering into a short sale, the Fund may lose more money than the actual cost of the investment. If the price of the underlying instrument or market on which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in price from the time that the short position was entered into plus any related interest payments or other fees.

  Liquidity Risk: The Fund may hold illiquid securities by virtue of the absence of a readily available market for, or a reduction in the number or capacity of market participants making a market in, certain of its investments, or because of legal or contractual restrictions on sales. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

  Issuer Diversification Risk: Focusing investments in a small number of issuers, industries, foreign currencies or particular countries or regions increases risk. The Fund is “non-diversified” and may invest a greater percentage of its assets in the securities of a single issuer than a fund that is “diversified.” Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

  Custody Risk: The Fund invests in securities markets that are less developed than those in the U.S., which may expose the Fund to risks in the process of clearing and settling trades and the holding of securities by foreign banks, agents and depositories. Investments in emerging markets may be subject to greater custody risks than investments in more developed securities markets.

  Market Risk: The value of the Fund’s investments may decline due to changing economic, political, regulatory or market conditions. Market risk may affect a single issuer, industry or section of the economy or it may affect the economy as a whole. Moreover, the conditions in one country or geographic region could adversely affect the Fund’s investments in a different country or geographic region.

  Sovereign Debt Risk: Sovereign debt instruments, which are instruments issued by foreign governmental entities, are subject to the risk that the governmental entity may be unable or unwilling to repay the principal or interest on its sovereign debt due to, among other reasons, cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt or its failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.

An investment in the Fund is not a deposit of HSBC Bank USA, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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HSBC Emerging Markets Local Debt Fund
Summary Section

Performance Bar Chart and Table

The bar chart and table below provide an indication of the risks of an investment in the Fund by showing changes in the Fund’s year-to-year performance and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Past performance, including before- and after-tax returns, does not indicate how the Fund will perform in the future.

The bar chart below shows the Fund’s annual returns for Class A Shares and how performance has varied from year-to-year. The returns for Class I Shares and Class S Shares will differ from the Class A Shares’ returns shown in the bar chart because the expenses of the classes differ.

Annual Total Returns as of 12/31 for Class A Shares
(Excluding sales charges, which if included, would cause returns to be lower.)

Best Quarter:	Q1 2012	7.29%
Worst Quarter:	Q2 2013	-7.03%

The table below shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown in the table below are for Class A Shares of the Fund and after-tax returns for Class I and Class S Shares may vary. The table further compares the Fund’s performance over time to that of the J.P. Morgan Government Bond Index – Emerging Markets Global Diversified (“GBI-EM Global Diversified”).

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HSBC Emerging Markets Local Debt Fund
Summary Section

Average Annual Total Returns (for the periods ended December 31, 2013)

	Inception		Since
	Date	1 Year	Inception
Class A Return Before Taxes	April 7, 2011	-15.14%	-4.75%
Class A Return After Taxes on Distributions	April 7, 2011	-15.89%	-5.39%
Class A Return After Taxes on Distributions
and Sale of Fund Shares	April 7, 2011	-8.49%	-3.77%
Class I Return Before Taxes	April 7, 2011	-10.54%	-2.70%
Class S Return Before Taxes	April 7, 2011	-10.45%	-2.60%
GBI-EM Global Diversified
(reflects no deduction for fees, expenses or taxes)	—	-8.98%	-0.12%*

* Since April 7, 2011.

Investment Adviser

HSBC Global Asset Management (USA) Inc. is the Fund’s investment adviser.

Portfolio Managers

Investment decisions for the Fund are made by the Adviser’s Emerging Markets Debt Team. Guillermo Ossés, Managing Director, Head of Emerging Markets Debt Portfolio Management; Lisa Chua, CFA, Senior Vice President, Portfolio Manager; Binqi Liu, Vice President, Portfolio Manager; and Phil Yuhn, Senior Vice President, Portfolio Engineer, are the members of the Emerging Markets Debt Team with the most significant responsibility for the day-to-day management of the Fund’s portfolio. Mr. Ossés has managed the Fund since it commenced operations on April 7, 2011. The other members of the Emerging Markets Debt Team have managed the Fund since February 28, 2012.

Purchasing and Selling Your Shares

Generally, you may purchase or redeem Fund shares on any business day by mail (HSBC Funds, PO Box 182845, Columbus, Ohio 43218-2845), wire transfer, or telephone at 1-800-782-8183. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

	Minimum	Minimum
	Initial	Subsequent
Account Type	Investment*	Investment*
Class A Shares
Regular (non-retirement)	$1,000	$100
Retirement (IRA)	$250	$100
Automatic Investment Plan	$250	$25
Class I Shares
Regular (non-retirement)	$1,000,000	$0
Class S Shares
Regular (non-retirement)	$25,000,000	$0

* Omnibus accounts are eligible to meet the minimums at the omnibus account level.

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HSBC Emerging Markets Local Debt Fund
Summary Section

Tax Information

The Fund intends to declare and pay dividends from net investment income, if any, at least monthly. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund, the Adviser or the distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.

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HSBC Frontier Markets Fund
Summary Section

Class A and Class I Shares

Investment Objective

The investment objective of the HSBC Frontier Markets Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the HSBC Family of Funds. More information about these and other discounts is available from your financial professional, and is explained in “Distribution Arrangements/Sales Charges” on page 78 of this prospectus and in the Fund’s Statement of Additional Information (“SAI”) in “Right of Accumulation” on page 70.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (load) Imposed on Purchases
(as a % of offering price)	5.00%	None
Maximum Deferred Sales Charge (load)
(as a % of amount redeemed)	None	None

Annual Fund Operating Expenses (expenses that you pay
each year as a percentage of the value of your investment)	Class A	Class I
Management Fee	1.25%	1.25%
Distribution (12b-1) Fee	0.00%	0.00%
Other Expenses:
Shareholder Servicing Fee	0.25%	0.00%
Other Operating Expenses	1.23%	1.13%
Total Other Expenses	1.48%	1.13%
Acquired Fund Fees and Expenses	0.07%	0.07%
Total Annual Fund Operating Expenses*	2.80%	2.45%
Fee Waiver and/or Expense Reimbursement**	0.53%	0.53%
Total Annual Fund Operating Expenses After Fee Waiver
and/or Expense Reimbursement	2.27%	1.92%

*	The Total Annual Fund Operating Expenses do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
**	HSBC Global Asset Management (USA) Inc., the Fund’s investment adviser (“Adviser”), has entered into a contractual expense limitation agreement with the Fund (“Expense Limitation Agreement”) under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 2.20% for Class A Shares and 1.85% for Class I Shares. Any amounts contractually waived or reimbursed by the Adviser will be subject to repayment by the Fund to the Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. The expense limitation shall be in effect until March 1, 2015. The Expense Limitation Agreement shall terminate upon the termination of the Amended and Restated Master Investment Advisory Contract between HSBC Funds (the “Trust”) and the Adviser, or it may be terminated upon written notice to the Adviser by the Trust.

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HSBC Frontier Markets Fund
Summary Section

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example takes the Fund’s Expense Limitation Agreement into account for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$719	$1,277	$1,861	$3,435
Class I Shares	$195	$713	$1,258	$2,746

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in issuers located in “frontier market countries.” The term “frontier market countries” encompasses those countries that are at an earlier stage of economic, political or financial development, even by emerging markets standards.

For purposes of the Fund’s investments, frontier market companies are those: (i) whose principal securities trading markets are in frontier market countries; (ii) that derive a significant percentage of their total revenue or profit from either goods or services produced or sales made in frontier market countries; (iii) that have a significant percentage of their assets in frontier market countries; (iv) that are linked to currencies of frontier market countries; or (v) that are organized under the laws of, or with principal offices in, frontier market countries.

HSBC Global Asset Management (UK) Limited is the Fund’s subadviser (“AMEU” or the “Subadviser”). The Subadviser’s Frontier Markets Team has identified a group of more than 30 countries that it currently considers to be frontier market countries. This includes countries that, as of February 1, 2014, are part of the Morgan Stanley Capital International (“MSCI”) Frontier Market Index classification (currently 26 countries—Argentina, Bahrain, Bangladesh, Bulgaria, Croatia, Estonia, Jordan, Kazakhstan, Kenya, Kuwait, Latvia, Lebanon, Lithuania, Mauritius, Morocco, Nigeria, Oman, Qatar, Romania, Serbia, Slovenia, Sri Lanka, Tunisia, United Arab Emirates, Ukraine and Vietnam), as well as the MSCI Emerging Market Index countries considered by the Subadviser to be “cross-over” markets (currently four countries—Colombia, Egypt, Peru and the Philippines). Cross-over markets are those that are formally included in main emerging markets indices but are deemed by the subadviser to show “frontier markets” characteristics based on factors such as foreign investment restrictions, lower correlation with global markets, size of free-float adjusted market-cap, and/or other economic and political factors. The Subadviser will also invest in a number of additional countries that it deems to be frontier market countries but not currently part of the above mentioned indices (for example Georgia, Ghana, Panama, Saudi Arabia and Zimbabwe, amongst others).

The Subadviser may, in the future, deem other countries to be frontier market countries.

The Fund invests primarily in the equity securities of frontier market companies with market capitalizations above $100 million U.S. dollars. However, the Fund may invest in companies of any size. The Fund treats common stocks and other securities with equity characteristics as equity securities, including, but not limited to, depositary receipts, preferred stock, warrants, rights, trust certificates, limited partnership interests and equity participations. The Fund is heavily exposed to commodity (such as oil) producing countries through its investments in frontier market countries.

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HSBC Frontier Markets Fund
Summary Section

In light of the fact that a relatively significant proportion of frontier market companies available for investment are in the financial services group of industries, the Fund will, under normal market conditions, invest more than 25% of its total assets in issuers that are in the financial services group of industries. For purposes of the Fund’s investments, the financial services group of industries includes, among other things, banks, asset management companies, investment banking companies, brokerage companies, custody banks and insurance companies. The Subadviser intends to maintain the Fund’s exposure to issuers in the financial services group of industries such that it is broadly in line with the proportion of frontier markets issuers that are available for investment and in the financial services group of industries.

The Fund will seek to achieve its investment objective in part through the use of derivatives. The Fund may also use equity index futures for cash management purposes and forward foreign currency exchange contracts and non-deliverable forwards to hedge certain of its exposure to non-U.S. currencies. For the purposes of the foregoing, a derivative that tracks the investment returns of a particular issuer or market will be deemed to be issued by an issuer “located” in the country where the relevant issuer or market is located. The Fund’s use of derivatives will vary depending on market conditions and the ability of the Fund to invest directly in securities providing the desired exposure, but derivatives are expected normally to comprise a minority of the Fund’s investments. Additionally, the Fund may seek to achieve its investment objective in part by investing in participatory notes, which are equity access products that create synthetic equity exposure to issuers in markets where the Fund is restricted from directly purchasing securities.

The Subadviser selects investments for purchase and sale through an in-depth stock analysis that combines quantitative and qualitative analysis. The Subadviser’s quantitative analysis is based on publicly available data and is focused on valuation metrics, earnings growth expectations and return on capital and profitability. The Subadviser’s qualitative analysis is based on an individual assessment of business model and competitive advantage, cash generation, industry dynamics and corporate governance and management quality.

The Fund is considered to be “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), which means that the Fund may invest a greater percentage of its assets in a more limited number of issuers than a diversified fund.

Principal Investment Risks

You could lose money by investing in the Fund. The Fund has the following principal investment risks:

  Equity Securities Risk: The prices of equity securities fluctuate from time to time based on changes in a company’s financial condition or overall market and economic conditions. As a result, the value of equity securities may fluctuate drastically from day to day. The risks of investing in equity securities also include:

    Capitalization Risk: Stocks of large capitalization companies may be volatile in the event of earnings disappointments or other financial developments. Medium and smaller capitalization companies may involve greater risks due to limited product lines and market and financial or managerial resources. Stocks of these companies may also be more volatile, less liquid and subject to the potential for greater declines in stock prices in response to selling pressure. Stocks of smaller capitalization companies generally have more risk than medium capitalization companies.

    Issuer Risk: An issuer’s earnings prospects and overall financial position may deteriorate, causing a decline in the Fund’s net asset value.

  Market Risk: The value of the Fund’s investments may decline due to changing economic, political, regulatory or market conditions. Market risk may affect a single issuer, industry or section of the economy or it may affect the economy as a whole. Moreover, the conditions in one country or geographic region could adversely affect the Fund’s investments in a different country or geographic region.

  Foreign Securities Risk: Investments in foreign securities are generally considered riskier than investments in U.S. securities, and are subject to additional risks, including international trade, political, economic and regulatory risks; fluctuating currency exchange rates; less liquid, developed or efficient trading markets; the imposition of exchange controls, confiscations and other government restrictions; and different corporate disclosure and governance standards.

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HSBC Frontier Markets Fund
Summary Section
  Emerging Markets Risk: The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: greater market volatility and illiquidity, lower trading volume, delays in trading or settling portfolio securities transactions; currency and capital controls or other government restrictions or intervention, such as expropriation and nationalization; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and higher levels of inflation, deflation or currency devaluation. The prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. The less developed the country, the greater effect such risks may have on an investment.

  Frontier Market Countries Risk: Frontier market countries generally have smaller economies and even less developed capital markets or legal, regulatory and political systems than traditional emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of: the potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of the private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.

  Industry Concentration Risk: The Fund will invest more than 25% of its total assets in securities issued by companies in the financial services group of industries, including banks, broker-dealers, insurance companies and finance companies (e.g., automobile finance). Accordingly, the Fund will be more susceptible to developments that affect such industries than other funds that do not concentrate their investments.

  Financial Services Risk: The Fund’s investments in the financial services group of industries may be particularly affected by economic cycles, interest rate changes, and business developments and regulatory changes applicable to the financial services group of industries.

  Currency Risk: Fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between various foreign currencies, may negatively affect the Fund’s performance.

  Commodity-Related Investments Risk: Exposure to the commodities markets, including investments in companies in commodity-related industries, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-related investments may be affected by overall market movements and factors specific to a particular industry or commodity.

  Derivatives Risk: The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could increase the volatility of the Fund’s net asset value per share and cause you to lose money. Risks associated with derivatives include the risk that the derivative is not well correlated with, and may be more sensitive to market events than, the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; risks arising from margin requirements; and the risk that the derivative transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses, particularly when derivatives are used to enhance return rather than offset risk. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

  Participatory Note Risk: Investments in participatory notes involve risks normally associated with a direct investment in the underlying securities. In addition, participatory notes are subject to counterparty risk.

  Counterparty Risk: When the Fund enters into an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, the Fund is exposed to the risk that the other party to the contract will not fulfill its contractual obligations.

20

HSBC Frontier Markets Fund
Summary Section
  Liquidity Risk: The Fund may hold illiquid securities by virtue of the absence of a readily available market for, or a reduction in the number or capacity of market participants making a market in, certain of its investments, or because of legal or contractual restrictions on sales. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

  Issuer Diversification Risk: Focusing investments in a small number of issuers, industries, foreign currencies or particular countries or regions increases risk. The Fund is “non-diversified” and may invest a greater percentage of its assets in the securities of a single issuer than a fund that is “diversified.” Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

  Depositary Receipt Risk: The Fund’s investments may take the form of depositary receipts. Depositary receipts involve many of the same risks of investing directly in foreign securities, and may also involve risks not experienced when investing directly in the equity securities of an issuer, including the risk that unsponsored depositary receipts may not provide as much information about the underlying issuer.

  Custody Risk: The Fund invests in securities markets that are less developed than those in the U.S., which may expose the Fund to risks in the process of clearing and settling trades and the holding of securities by foreign banks, agents and depositories. Investments in emerging markets may be subject to greater custody risks than investments in more developed securities markets.

An investment in the Fund is not a deposit of HSBC Bank USA, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

21

HSBC Frontier Markets Fund
Summary Section

Performance Bar Chart and Table

The bar chart and table below provide an indication of the risks of an investment in the Fund by showing changes in the Fund’s year-to-year performance and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Past performance, including before- and after-tax returns, does not indicate how the Fund will perform in the future.

The bar chart below shows the Fund’s annual returns for Class A Shares and how performance has varied from year-to-year. The returns for Class I Shares will differ from the Class A Shares’ returns shown in the bar chart because the expenses of the classes differ.

Annual Total Returns as of 12/31 for Class A Shares
(Excluding sales charges, which if included, would cause returns to be lower.)

Best Quarter:	Q1 2012	12.93%
Worst Quarter:	Q2 2012	-4.91%

The table below shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown in the table below are for Class A Shares of the Fund and after-tax returns for Class I Shares may vary. The table further compares the Fund’s performance over time to that of the MSCI Frontier Markets Index and the MSCI Frontier Emerging Markets Capped Index.

Average Annual Total Returns (for the periods ended December 31, 2013)

	Inception		Since
	Date	1 Year	Inception
Class A Return Before Taxes	Sept. 6, 2011	19.40%	14.20%
Class A Return After Taxes on Distributions	Sept. 6, 2011	18.48%	13.36%
Class A Return After Taxes on Distributions
and Sale of Fund Shares	Sept. 6, 2011	11.75%	10.93%
Class I Return Before Taxes	Sept. 6, 2011	26.08%	17.15%
MSCI Frontier Markets Index
(reflects no deduction for fees, expenses or taxes)	—	26.32%	12.27%*
MSCI Frontier Emerging Markets Capped Index
(reflects no deduction for fees, expenses or taxes)	—	17.48%	26.63%**

*	Since September 6, 2011.
**	Since September 1, 2011.

22

HSBC Frontier Markets Fund
Summary Section

Investment Advisers

HSBC Global Asset Management (USA) Inc. is the Fund’s investment adviser. HSBC Global Asset Management (UK) Limited is the Fund’s subadviser.

Portfolio Managers

Andrew Brudenell and Chris Turner, Portfolio Managers at the Subadviser, serve as co-Portfolio Managers of the Fund. Mr. Brudenell has managed the Fund since December 19, 2011 and Mr. Turner has managed the Fund since June 25, 2012.

Purchasing and Selling Your Shares

Generally, you may purchase or redeem Fund shares on any business day by mail (HSBC Funds, PO Box 182845, Columbus, Ohio 43218-2845), wire transfer, or telephone at 1-800-782-8183. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

	Minimum	Minimum
	Initial	Subsequent
Account Type	Investment*	Investment*
Class A Shares
Regular (non-retirement)	$1,000	$100
Retirement (IRA)	$250	$100
Automatic Investment Plan	$250	$25
Class I Shares
Regular (non-retirement)	$1,000,000	$0
* Omnibus accounts are eligible to meet the minimums at the omnibus account level.

Tax Information

The Fund intends to declare and pay dividends from net investment income, if any, at least annually. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund, the Adviser or the distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.

23

HSBC Total Return Fund
Summary Section

Class A, Class I and Class S Shares

Investment Objective

The investment objective of the HSBC Total Return Fund (the “Fund”) is to maximize total return (comprised of capital appreciation and income).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the HSBC Family of Funds. More information about these and other discounts is available from your financial professional, and is explained in “Distribution Arrangements/Sales Charges” on page 78 of this prospectus and in the Fund’s Statement of Additional Information (“SAI”) in “Right of Accumulation” on page 70.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class I	Class S
Maximum Sales Charge (load) Imposed on Purchases
(as a % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (load)
(as a % of amount redeemed)	None	None	None

Annual Fund Operating Expenses (expenses that you pay
each year as a percentage of the value of your investment)	Class A	Class I	Class S
Management Fee	0.85%	0.85%	0.85%
Distribution (12b-1) Fee	0.00%	0.00%	0.00%
Other Expenses:
Shareholder Servicing Fee	0.25%	0.00%	0.00%
Other Operating Expenses	0.43%	0.33%	0.23%
Total Other Expenses	0.68%	0.33%	0.23%
Acquired Fund Fees and Expenses	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses*	1.61%	1.26%	1.16%

*	The Total Annual Fund Operating Expenses do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

24

HSBC Total Return Fund
Summary Section

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$631	$959	$1,309	$2,295
Class I Shares	$128	$400	$692	$1,523
Class S Shares	$118	$368	$638	$1,409

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective, under normal market conditions, by investing its assets (excluding U.S. cash and U.S. cash equivalents) primarily in instruments of issuers that are economically tied to emerging market countries (as defined below), including in derivative instruments such as futures (including interest rate futures), forwards (including non-deliverable forwards), swaps (including interest rate and total return swaps), options (including interest rate options), swaptions and credit default swaps. The Fund may not be invested in all of these types of derivatives at all times. In addition to derivatives, these instruments include exchange-traded funds (“ETFs”), investment-grade and high-yield securities (“junk bonds”), convertible bonds and equity and equity equivalent securities as further described below. The Fund may engage in short sales, including taking short positions on forwards.

The Fund will invest in instruments that are issued or guaranteed by governments of emerging market countries and corporations that are economically tied to an emerging market country. Investments will be made in emerging market local currency denominated instruments and in instruments denominated in the currency of a member country of the Organisation for Economic Co-operation and Development (“OECD”). The “total return” sought by the Fund consists of income earned on investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular country, sector or security.

The Fund will also invest in derivative instruments whose returns are based on the returns of instruments of issuers that are economically tied to emerging market countries or that are issued or guaranteed by governments of emerging market countries, rather than investing directly in such instruments, in order to enhance return. The Fund will also invest in derivative instruments for hedging purposes, including to hedge certain of its exposure to non-U.S. currencies, and for tax-advantaged access to instruments.

An instrument is economically tied to an emerging market country if: (i) the issuer is the government (or any political subdivision, agency, authority or instrumentality of such government) of the country; (ii) it is principally traded on the country’s securities markets; or (iii) the issuer is organized or principally operates in the country, derives 50% or more of its income from its operation within the country, or has 50% or more of its assets in the country. With respect to derivative instruments, generally such instruments are treated as economically tied to emerging market countries if the underlying assets are, or the performance of the instrument is otherwise determined with reference to, currencies of emerging market countries (or

25

HSBC Total Return Fund
Summary Section

baskets or indexes of such currencies), interest rates that are associated with an emerging market country, or instruments or securities that are issued by governments or issuers organized under the laws of an emerging market country.

The term “emerging markets” includes any country: (i) having an “emerging stock market” as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the International Bank for Reconstruction and Development (the “World Bank”); (iii) listed in World Bank publications as developing; or (iv) determined by the Adviser to be an emerging market. Currently, these countries generally include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

OECD is an international organization that aims to help governments tackle economic, social and governance challenges of a globalized economy. As of February 1, 2014, OECD’s member countries were Australia, Austria, Belgium, Canada, Chile, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Israel, Italy, Japan, Korea, Luxembourg, Mexico, Netherlands, New Zealand, Norway, Poland, Portugal, Slovak Republic, Slovenia, Spain, Sweden, Switzerland, Turkey, the United Kingdom and the United States.

The Fund may invest without limit in both investment-grade and high-yield securities (“junk bonds”). Investment grade securities are those securities that are rated by one or more nationally recognized statistical rating organizations (“NRSROs”) within one of the four highest long-term quality grades at the time of purchase (e.g., “Aaa”,“Aa”,“A” or “Baa” by Moody’s Investors Service (“Moody’s”) or “AAA”,“AA”,“A” or “BBB” by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”)). High yield securities are those securities rated lower than “Baa” by Moody’s or lower than “BBB” by S&P or Fitch or, if unrated, determined by the Adviser to be of comparable quality. The Fund may purchase securities of various maturities but expects to maintain a portfolio duration of one to five years.

The Fund may invest up to 25% of its net assets in convertible bonds which may be issued by companies of all sizes and market capitalizations that are economically tied to an emerging market country. Convertible bonds include, but are not limited to: corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) common stock or other securities, such as warrants or options, which provide an opportunity for equity participation. Convertible bonds generally fall within the lower-rated categories as determined by NRSROs. The Fund may also invest up to 10% its net assets in equity and equity equivalent securities issued by corporations of all sizes and market capitalizations that are economically tied to an emerging market country.

The Adviser selects securities for purchase and sale by using a top down approach in which country credits, currencies, and local rate curves are analyzed based on their fundamental attractiveness. This analysis is based on information obtained from dedicated in-house market research, local resources and travel to the region, and a variety of other sources including third-party data providers. The Fund’s global exposure is calculated using a value-at-risk approach. The Fund’s strategy is managed in an absolute return style and is not managed with reference to a benchmark. The Adviser employs a multi-strategy investment approach using segments of the hard and local currency universe to build a portfolio with an overall volatility target (generally 5-8%) and a return target approximately twice the volatility. The Fund’s portfolio is constructed through a rigorous correlation and risk/reward analysis that is intended to capture most of the upside in emerging debt markets with less volatility and fewer drawdowns than traditional benchmark-oriented products.

The Fund is considered to be “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), which means that the Fund can invest a greater percentage of its assets in a more limited number of issuers than a diversified fund.

26

HSBC Total Return Fund
Summary Section

Principal Investment Risks

You could lose money by investing in the Fund. The Fund has the following principal investment risks:

  Debt Instruments Risk: The risks of investing in debt instruments include:

    Credit Risk: The Fund could lose money if an issuer or guarantor of a debt instrument fails to make timely payments of interest or principal or enters bankruptcy. This risk is greater for lower-quality bonds than for bonds that are investment grade.

    Interest Rate Risk: Fluctuations in interest rates may affect the yield and value of investments in income producing or debt instruments. Generally, if interest rates rise, the value of such investments will fall. Investors should note that interest rates are at, or near, historic lows, but will ultimately increase, with unpredictable effects on the markets and the Fund’s investments.

    High-Yield Securities (“Junk Bond”) Risk: Investments in high-yield securities (commonly referred to as “junk bonds”) are often considered speculative investments and have significantly higher credit risk than investment-grade securities and tend to be less marketable (i.e., less liquid) than higher rated securities. The prices of high-yield securities, which may be more volatile and less liquid than higher rated securities of similar maturity, may be more vulnerable to adverse market, economic or political conditions.

    Inventory Risk: The market-making capacity in debt markets has declined as a result of reduced broker-dealer inventories relative to fund assets, reduced broker-dealer proprietary trading activity and increased regulatory capital requirements for financial institutions such as banks. Because market makers provide stability to a market through their intermediary services, a significant reduction in dealer market-making capacity has the potential to decrease liquidity and increase volatility in the debt markets.

  Foreign Securities Risk: Investments in foreign securities are generally considered riskier than investments in U.S. securities, and are subject to additional risks, including international trade, political, economic and regulatory risks; fluctuating currency exchange rates; less liquid, developed or efficient trading markets; the imposition of exchange controls, confiscations and other government restrictions; and different corporate disclosure and governance standards.

  Emerging Markets Risk: The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: greater market volatility and illiquidity, lower trading volume, delays in trading or settling portfolio securities transactions; currency and capital controls or other government restrictions or intervention, such as expropriation and nationalization; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and higher levels of inflation, deflation or currency devaluation. The prices of securities in emerging markets can fluctuate more significantly than the prices of securities in more developed countries. The less developed the country, the greater effect such risks may have on an investment.

  Currency Risk: Fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between various foreign currencies, may negatively affect the Fund’s performance.

  Derivatives Risk: The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could increase the volatility of the Fund’s net asset value per share and cause you to lose money. Risks associated with derivatives include the risk that the derivative is not well correlated with, and may be more sensitive to market events than, the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; risks arising from margin requirements; and the risk that the derivative transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses, particularly when derivatives are used to enhance return rather than offset risk. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

27

HSBC Total Return Fund Summary Section

  Leverage Risk: Leverage created by investments such as derivatives can diminish the Fund’s performance and increase the volatility of the Fund’s net asset value. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

  Counterparty Risk: When the Fund enters into an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, the Fund is exposed to the risk that the other party to the contract will not fulfill its contractual obligations.

  Liquidity Risk: The Fund may hold illiquid securities by virtue of the absence of a readily available market for, or a reduction in the number or capacity of market participants making a market in, certain of its investments, or because of legal or contractual restrictions on sales. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

  Exchange-Traded Fund Risk: The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund’s investments. ETFs also have management fees that increase their costs versus owning the underlying securities directly.

  Short Sale Risk: When entering into a short sale, the Fund may lose more money than the actual cost of the investment. If the price of the underlying instrument or market on which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in price from the time that the short position was entered into plus any related interest payments or other fees.

  Convertible Bond Risk. Convertible bonds are subject to the risks of equity securities when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the conversion feature) and debt instruments when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). A convertible bond is not as sensitive to interest rate changes as a similar non-convertible debt instrument, and generally has less potential for gain or loss than the underlying equity security.

  Issuer Diversification Risk: Focusing investments in a small number of issuers, industries, foreign currencies or particular countries or regions increases risk. The Fund is “non-diversified” and may invest a greater percentage of its assets in the securities of a single issuer than a fund that is “diversified.” Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

  Custody Risk: The Fund invests in securities markets that are less developed than those in the U.S., which may expose the Fund to risks in the process of clearing and settling trades and the holding of securities by foreign banks, agents and depositories. Investments in emerging markets may be subject to greater custody risks than investments in more developed securities markets.

  Equity Securities Risk: The prices of equity securities fluctuate from time to time based on changes in a company’s financial condition or overall market and economic conditions. As a result, the value of equity securities may fluctuate drastically from day to day. The risks of investing in equity securities also include:

    Capitalization Risk: Stocks of large capitalization companies may be volatile in the event of earnings disappointments or other financial developments. Medium and smaller capitalization companies may involve greater risks due to limited product lines and market and financial or managerial resources. Stocks of these companies may also be more volatile, less liquid and subject to the potential for greater declines in stock prices in response to selling pressure. Stocks of smaller capitalization companies generally have more risk than medium capitalization companies.

    Issuer Risk: An issuer’s earnings prospects and overall financial position may deteriorate, causing a decline in the Fund’s net asset value.

28

HSBC Total Return Fund Summary Section

  Market Risk: The value of the Fund’s investments may decline due to changing economic, political, regulatory or market conditions. Market risk may affect a single issuer, industry or section of the economy or it may affect the economy as a whole. Moreover, the conditions in one country or geographic region could adversely affect the Fund’s investments in a different country or geographic region.

  Sovereign Debt Risk: Sovereign debt instruments, which are instruments issued by foreign governmental entities, are subject to the risk that the governmental entity may be unable or unwilling to repay the principal or interest on its sovereign debt due to, among other reasons, cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt or its failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.

An investment in the Fund is not a deposit of HSBC Bank USA, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

29

HSBC Total Return Fund Summary Section

Performance Bar Chart and Table

The bar chart and table below provide an indication of the risks of an investment in the Fund by showing the Fund’s performance during its first full calendar year of operations and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Past performance, including before- and after-tax returns, does not indicate how the Fund will perform in the future.

The bar chart below shows the Fund’s annual returns for Class A Shares. The returns for the Class I Shares and Class S Shares will differ from the Class A Shares’ returns shown in the bar chart because the expenses of the classes differ.

Annual Total Returns as of 12/31 for Class A Shares
(Excluding sales charges, which if included, would cause returns to be lower.)

Best Quarter:	Q3 2013	0.50%
Worst Quarter:	Q2 2013	-2.51%

The table below shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown in the table below are for Class A Shares of the Fund and after-tax returns for Class I and Class S Shares may vary. The table further compares the Fund’s performance over time to that of the BofA Merrill Lynch 3 Month LIBOR Constant Maturity Index.

30

HSBC Total Return Fund Summary Section

Average Annual Total Returns (for the periods ended December 31, 2013)

	Inception		Since
	Date	1 Year	Inception
Class A Return Before Taxes	March 30, 2012	-7.01%	-1.99%
Class A Return After Taxes on Distributions	March 30, 2012	-7.82%	-2.66%
Class A Return After Taxes on Distributions
and Sale of Fund Shares	March 30, 2012	-3.96%	-1.79%
Class I Return Before Taxes	March 30, 2012	-2.08%	1.08%
Class S Return Before Taxes	March 30, 2012	-1.99%	1.17%
BofA Merrill Lynch 3 Month LIBOR Constant Maturity Index	—	0.29%	0.36%*

* Since March 30, 2012.

Investment Adviser

HSBC Global Asset Management (USA) Inc. is the Fund’s investment adviser.

Portfolio Managers

Investment decisions for the Fund are made by the Adviser’s Emerging Markets Debt Team. Guillermo Ossés, Managing Director, Head of Emerging Markets Debt Portfolio Management; Lisa Chua, CFA, Senior Vice President, Portfolio Manager; Binqi Liu, Vice President, Portfolio Manager; and Phil Yuhn, Senior Vice President, Portfolio Engineer, are the members of the Emerging Markets Debt Team with the most significant responsibility for the day-to-day management of the Fund’s portfolio. The Emerging Markets Debt Team has managed the Fund since its commencement on March 30, 2012.

Purchasing and Selling Your Shares

Generally, you may purchase or redeem Fund shares on any business day by mail (HSBC Funds, PO Box 182845, Columbus, Ohio 43218-2845), wire transfer, or telephone at 1-800-782-8183. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

	Minimum	Minimum
	Initial	Subsequent
Account Type	Investment*	Investment*
Class A Shares
Regular (non-retirement)	$1,000	$100
Retirement (IRA)	$250	$100
Automatic Investment Plan	$250	$25
Class I Shares
Regular (non-retirement)	$1,000,000	$0
Class S Shares
Regular (non-retirement)	$25,000,000	$0

* Omnibus accounts are eligible to meet the minimums at the omnibus account level.

31

HSBC Total Return Fund Summary Section

Tax Information

The Fund intends to declare and pay dividends from net investment income, if any, at least monthly. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund, the Adviser or the distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.

32

HSBC RMB Fixed Income Fund Summary Section

Class A, Class I and Class S Shares

Investment Objective

The investment objective of the HSBC RMB Fixed Income Fund (the “Fund”) is to maximize total return (comprised of capital appreciation and income).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the HSBC Family of Funds. More information about these and other discounts is available from your financial professional, and is explained in “Distribution Arrangements/Sales Charges” on page 78 of this prospectus and in the Fund’s Statement of Additional Information (“SAI”) in “Right of Accumulation” on page 70.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class I	Class S
Maximum Sales Charge (load) Imposed on Purchases
(as a % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (load)
(as a % of amount redeemed)	None	None	None

Annual Fund Operating Expenses (expenses that you pay
each year as a percentage of the value of your investment)	Class A	Class I	Class S
Management Fees	0.55%	0.55%	0.55%
Distribution (12b-1) Fee	0.00%	0.00%	0.00%
Other Expenses:
Shareholder Servicing Fee	0.25%	0.00%	0.00%
Other Operating Expenses	1.64%	1.54%	1.44%
Total Other Expenses	1.89%	1.54%	1.44%
Total Annual Fund Operating Expenses	2.44%	2.09%	1.99%
Fee Waiver and/or Expense Reimbursement*	0.99%	0.99%	0.99%
Total Annual Fund Operating Expenses After Fee Waiver
and/or Expense Reimbursement	1.45%	1.10%	1.00%

*	HSBC Global Asset Management (USA) Inc., the Fund’s investment adviser (“Adviser”), has entered into a contractual expense limitation agreement with the Fund (“Expense Limitation Agreement”) under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.45% for Class A Shares, 1.10% for Class I Shares and 1.00% for Class S Shares. Any amounts contractually waived or reimbursed by the Adviser will be subject to repayment by the Fund to the Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. The expense limitation shall be in effect until March 1, 2015. The Expense Limitation Agreement shall terminate upon the termination of the Amended and Restated Master Investment Advisory Contract between HSBC Funds (the “Trust”) and the Adviser, or it may be terminated upon written notice to the Adviser by the Trust.

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HSBC RMB Fixed Income Fund Summary Section

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example takes the Fund’s Expense Limitation Agreement into account for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$616	$1,109	$1,629	$3,048
Class I Shares	$112	$559	$1,033	$2,342
Class S Shares	$102	$528	$981	$2,237

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in debt instruments that provide underlying currency exposure to Renminbi (“RMB”), the official currency of the People’s Republic of China (“China”). In order to gain such exposure, the Fund may invest in: (i) RMB-denominated debt instruments, including RMB-denominated deposits, through the RMB market outside mainland China, which is termed the “offshore” or “CNH” market, or (ii) in Hong Kong dollar or U.S. dollar denominated instruments with underlying currency exposure to RMB. The Fund may invest in futures, forwards (including non-deliverable forwards), options, credit default swaps and warrants, which are derivative instruments, to assist the Fund in achieving its investment objective and for hedging purposes (including hedging certain of its exposure to RMB). These instruments are included for the purposes of the Fund’s 80% of net assets policy, as appropriate, if the underlying asset of such derivative is a debt instrument that provides exposure to RMB.

The Fund may enter in to offshore deliverable forward and non-deliverable forward currency contracts settled in U.S. dollars. A forward currency contract is an agreement to buy or sell a specific currency at a future date at a price set at the time of the contract. A non-deliverable forward currency contract is a forward contract where there is no physical settlement of the two currencies at maturity. Rather, on the contract settlement date, a net cash settlement will be made by one party to the other based on the difference between the contracted forward rate and the prevailing spot rate, on an agreed notional amount. The Fund may purchase forward currency contracts of various terms, but expects for the terms generally not to exceed one year.

The Fund may invest in debt instruments that are issued in or outside of China by governments, government agencies, supra-national and corporate issuers. The Fund may invest without limitation in investment-grade and high-yield securities (“junk bonds”) as well as unrated debt instruments. Investment grade securities are those securities that are rated by at least one nationally recognized statistical rating organization (“NRSRO”) within one of the four highest long-term quality grades at the time of purchase (e.g., “Aaa”, “Aa”, “A” or “Baa” by Moody’s Investors Service (“Moody’s”) or “AAA”, “AA”, “A” or “BBB” by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”)). High-yield securities are those securities rated lower than “Baa” by Moody’s or lower than “BBB” by S&P or Fitch or, if unrated, determined by the Adviser or HSBC Global Asset Management (Hong Kong) Limited, the Fund’s subadviser (“AMHK” or the “Subadviser”), to be of comparable quality. The Fund may purchase securities

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HSBC RMB Fixed Income Fund Summary Section

of various maturities, but expects under normal market conditions to maintain an average portfolio duration of three to five years. The Fund may also purchase U.S. dollar denominated debt instruments, such as U.S. Treasury notes, certificates of deposit and commercial paper for hedging purposes.

The designation by China of an offshore market for RMB has resulted in the currency trading in two separate and distinct jurisdictions and market places at different exchange rates. RMB traded offshore, which is known as CNH, trades primarily in Hong Kong, while RMB traded onshore in mainland China is known as CNY. While the same currency, CNH and CNY trade at different exchange rates and do not correlate perfectly. Although the CNH and CNY markets generally tend to operate in line with one another, market dynamics may cause the CNH and CNY markets to deviate from one another from time to time. Due to the limited access to the onshore market, the Fund expects to invest primarily in the offshore RMB market. The CNH market provides offshore investors, such as the Fund, with direct access to Chinese RMB and RMB-denominated debt instruments. In the event the CNY market becomes more accessible in the future, the Fund may increase the investments it makes through that market. The offshore RMB bond market is relatively new and may not be as liquid as more established markets. Therefore, until the RMB bond market has fully developed, the Fund may at times invest in cash, deposits and other fixed income instruments that provides underlying exposure to RMB.

The Fund may invest in convertible bonds, which may be issued by companies of all sizes and market capitalizations. Convertible bonds include, but are not limited to: corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) common stock or other securities, such as warrants or options, which provide an opportunity for equity participation. Convertible bonds generally fall within the lower-rated categories as determined by an NRSRO.

In light of the nature of the Fund’s investment strategy, the Fund will, under normal market conditions, invest more than 25% of its total assets (measured at the time of purchase) in issuers that are in the financial services group of industries. For purposes of the Fund’s investments, the financial services group of industries includes, among other things, banks, asset management companies, investment banking companies, brokerage companies, custody banks, finance companies (e.g., automobile finance) and insurance companies.

AMHK selects securities for purchase and sale by using a top down approach in which country credits, currencies and local rate curves are analyzed based on their fundamental attractiveness. This analysis is based on information obtained from dedicated in-house market research, local resources and travel, and a variety of other sources including third-party data providers. The Subadviser uses an investment process that focuses on managing credit risk and liquidity. The Subadviser will seek to identify risk differentiation across issuers while attempting to manage credit, liquidity and interest rate risks.

The Fund is considered to be “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), which means that the Fund can invest a greater percentage of its assets in a more limited number of issuers than a diversified fund.

Principal Investment Risks

You could lose money by investing in the Fund. The Fund has the following principal investment risks:

  Debt Instruments Risk: The risks of investing in debt instruments include:

    Credit Risk: The Fund could lose money if an issuer or guarantor of a debt instrument fails to make timely payments of interest or principal or enters bankruptcy. This risk is greater for lower-quality bonds than for bonds that are investment grade.

    Interest Rate Risk: Fluctuations in interest rates may affect the yield and value of investments in income producing or debt instruments. Generally, if interest rates rise, the value of such investments will fall. Investors should note that interest rates are at, or near, historic lows, but will ultimately increase, with unpredictable effects on the markets and the Fund’s investments.

    High-Yield Securities (“Junk Bond”) Risk: Investments in high-yield securities (commonly referred to as “junk bonds”) are often considered speculative investments and have significantly higher credit risk than investment-grade securities and tend to be less marketable (i.e., less liquid than higher rated securities). The prices of high-yield securities, which may be more volatile and less liquid than higher rated securities of similar maturity, may be more vulnerable to adverse market, economic or political conditions.

    Inventory Risk: The market-making capacity in debt markets has declined as a result of reduced broker-dealer inventories relative to fund assets, reduced broker-dealer proprietary trading activity and increased regulatory capital requirements for financial institutions such as banks. Because market makers provide stability to a market through their intermediary services, a significant reduction in dealer market-making capacity has the potential to decrease liquidity and increase volatility in the debt markets.

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HSBC RMB Fixed Income Fund Summary Section

  Risks of China-Related Investments: Investing in RMB-denominated debt instruments that may be issued by issuers located in Hong Kong or China or multi-national issuers with subsidiaries in Hong Kong or China, may involve special risks. In this regard, the Fund may be exposed to risks associated with mainland China, even though Hong Kong has a separate political and legal system. Risks relating to Hong Kong and mainland China include:

    Currency Risk: The U.S. dollar value of your investment in the Fund is expected normally to decline if the value of RMB depreciates against the U.S. dollar. Conversely, the U.S. dollar value of your investment in the Fund is expected normally to increase if the value of RMB appreciates against the U.S. dollar. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, there can be no assurance that RMB will not be subject to devaluation or revaluation or that shortages in availability of foreign currency will not develop. The value of an investment in the Fund may change quickly and without warning. In addition, the Fund may incur costs in connection with conversions between U.S. dollars and RMB. The CNH and CNY exchange rates may diverge in value, and the Chinese government may take action that could result in this divergence increasing or decreasing, which could decrease the value of the Fund’s investments if the currency is more desirable in one market than another. The divergence between CNH and CNY exchange rates can be pronounced, but has generally narrowed as the CNH market has developed. The Fund will have to acquire RMB to make investments, and convert RMB to U.S. dollars to pay redemptions.

    The exchange rates of RMB are not pegged to the U.S. dollar. RMB has a managed floating exchange rate based on market supply and demand with reference to a basket of foreign currencies. The daily trading price of RMB against other major currencies in the inter-bank foreign exchange market is allowed to float within a narrow band around the central parity published by the People’s Bank of China.

    As exchange rates are based primarily on market forces, the exchange rates for RMB against other currencies, including the U.S. dollar, are susceptible to movements based on external factors. The Chinese government also regularly intervenes in the CNY market and trading in RMB may be subject to possible delay in the settlement process.

    Political and Economic Risk: The economy of mainland China, which has been in a state of transition from a planned economy to a more market oriented economy, differs from the economies of most developed countries in many respects, including the level of government involvement, its state of development, its growth rate, control of foreign exchange, and allocation of resources. Although the majority of productive assets in China are still owned by the government at various levels, in recent years, the government has implemented economic reform measures emphasizing utilization of market forces in the development of the economy of China and a higher level of management autonomy.

    Political changes, social instability and adverse diplomatic developments in China could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by issuers (or affiliates of issuers) of instruments in which the Fund may invest.

    The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the government may provide preferential treatment to particular industries or companies. The policies set by the government could have a substantial effect on the Chinese economy and thus the Fund’s investments in RMB-denominated debt instruments. The Chinese government’s control of currency conversion and movements in the RMB exchange rates may adversely affect the operations and financial results of issuers in China.

    Inflation: Economic growth in China historically has been accompanied by periods of high inflation. Beginning in 2004, the Chinese government commenced the implementation of various measures to control inflation and restrain the rate of economic growth, which included the tightening of the

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HSBC RMB Fixed Income Fund
Summary Section

money supply, the raising of interest rates and more stringent control over certain industries. If these measures are unsuccessful, and if inflation were to steadily increase, the performance of the Chinese economy and the value of the Fund’s investments could be negatively impacted.

  Market Access to China: It is difficult for investors located outside of China to directly access debt instruments in mainland China because of investment and trading restrictions. For this reason, the Fund has to obtain exposure to RMB and RMB-denominated debt instruments by making investments outside of China, and generally in Hong Kong. These limitations and restrictions on access to the CNY market may impact the availability, liquidity, and pricing of investments designed to provide investors with exposure to Chinese markets and RMB. As a result, returns achieved by the Fund could differ from those available to domestic investors in China.

  Hong Kong Policy: As part of Hong Kong’s transition from British to Chinese sovereignty in 1997, China agreed to allow Hong Kong to maintain a high degree of autonomy with regard to its political, legal and economic systems for a period of at least 50 years. China controls matters that relate to defense and foreign affairs. Under the agreement, China does not tax Hong Kong and does not place restrictions on free trade in Hong Kong. However, there is no guarantee that China will continue to honor the agreement, and China may change its policies regarding Hong Kong at any time. Any such change could adversely affect market conditions and the performance of the Chinese economy and the Fund’s investments.

  Regulatory Risk: Disclosure and regulatory standards in emerging market countries, such as China, are in many respects less stringent than U.S. standards. Therefore, disclosure of certain material information may not be made, and less information may be available to the Fund and other investors than would be the case if the Fund’s investments were restricted to securities of U.S. issuers. Chinese issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly and potentially undesirably, from those applicable to U.S. issuers. As discussed further below, Hong Kong is subject to its own regulatory regime.

  Risks of Change in Regulatory Regime: RMB-denominated debt instrument issuance in Hong Kong is subject to Hong Kong laws and regulations. The Chinese government currently views Hong Kong as one of the key offshore RMB-denominated debt instrument centers and has established a cooperative relationship with Hong Kong’s local government to develop the RMB-denominated debt instrument market. There can be no assurance that the Chinese government will continue to encourage issuance of RMB-denominated debt instruments outside of mainland China and any change in the Chinese government’s policy or the regulatory regime governing the issuance of RMB-denominated debt instruments in Hong Kong may adversely affect the Fund.

  Risks of Developing Legal System: Mainland China’s legal system is based on statutes enacted by various state bodies dealing with economic matters such as foreign investment, company organization and governance, taxation and trade. These laws are quite recent with published court opinions based on these being limited and non-binding. This makes the interpretation and enforcement of these laws and regulations uncertain. With respect to laws pertaining to bankruptcy proceedings, such laws in mainland China are generally less developed than and different from such laws in the United States. Therefore, bankruptcy proceedings can take more time to resolve than similar proceedings in the United States and results can be unpredictable.

  Tax Risk: Mainland China’s system of taxation is not as well settled as that of the United States. Changes in the Chinese tax system may have retroactive effects. In addition, interest payable on RMB-denominated debt instruments may be deemed to be profits arising in or derived from Hong Kong from a trade, profession or business carried out in Hong Kong. Sums derived from the sale, disposal or redemption of RMB-denominated debt instruments by the Fund may be subject to Hong Kong profits tax where the Fund’s dealing in RMB-denominated debt instruments is deemed to have

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HSBC RMB Fixed Income Fund
Summary Section

carried on a trade, profession or business in Hong Kong and the sum has a Hong Kong source. There is no assurance that the current tax regime will not be changed. Any change of the tax regime could adversely affect the Fund’s investments in RMB-denominated debt instruments.

  Capital Controls Risk: Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to intervention by the government of China and the imposition of “capital controls” on the CNY market. Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Levies may be placed on profits repatriated by foreign entities (such as the Fund). Capital controls may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, may adversely affect the trading market and price for shares of the Fund, and may cause the Fund to decline in value. Although no capital controls may directly be imposed on the CNH market, market conditions may limit the ability of the Fund to access the CNH market.

  Trading and Settlement Risk: Trading and settlement practices for transactions in the markets in which the Fund may trade to achieve RMB exposure may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses.

  Derivatives Risk: The Fund’s use of futures, forwards (including non-deliverable forwards), swaps (including, but not limited to, credit default swaps) options and warrants, which are types of derivative instruments, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, and could increase the volatility of the Fund’s net asset value per share and cause you to lose money. Risks associated with derivatives include the risk that the derivative is not well correlated with, and may be more sensitive to market events than, the performance of RMB; the risk that such investments may result in losses or missed opportunities; the risk that the Fund will be unable to sell or close a contract; the risk that a counterparty is unwilling or unable to meet its obligation; risks arising from margin requirements; and the risk that the transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses, particularly when derivatives are used to enhance return rather than offset risk. There is no guarantee that derivatives, to the extent employed by the Subadviser, will have the intended effect, and their use could cause lower returns or even losses to the Fund.

  These risks are heightened in light of the fact that the Subadviser may use derivatives as a substitute for direct holdings in RMB-denominated debt instruments, rather than only to hedge (or offset) the risk of a position or security held by the Fund. The success of the Subadviser’s strategy for derivatives will also be affected by its ability to assess and predict the impact of market or economic developments on RMB and the derivative contracts it has entered into, without the benefit of observing the performance of derivative contracts under all possible market conditions. Derivative contracts may be difficult to close out when the Fund’s portfolio managers may believe it would be appropriate to do so. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

  Concentrated Country Risk: The performance of the Fund is likely to be more volatile than the performance of other mutual funds due to its focused investment in instruments having exposure to China. Because the Fund concentrates its investments in China, the Fund’s performance is expected to be closely tied to social, political, and economic conditions within China and to be more volatile than the performance of more geographically diversified funds.

  Scarcity Risk: RMB-denominated debt instruments available for investment by the Fund are currently limited and the remaining duration of such instruments may be short. In the absence of available instruments, or when such instruments held are at maturity, the Fund may allocate a significant portion of its portfolio in RMB-denominated deposits until suitable RMB-denominated debt instruments are available in the market. This may adversely affect the Fund’s performance.

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HSBC RMB Fixed Income Fund
Summary Section

  Industry Concentration Risk: The Fund will invest more than 25% of its total assets in securities issued by companies in the financial services group of industries, including banks, asset management companies, investment banking companies, brokerage companies, custody banks, finance companies (e.g., automobile finance) and insurance companies. Accordingly, the Fund will be more susceptible to developments that affect such industries than other funds that do not concentrate their investments.

  Financial Services Risk: The Fund’s investments in the financial services group of industries may be particularly affected by economic cycles, interest rate changes, and business developments and regulatory changes applicable to the financial services group of industries.

  Swap Risk: The use of swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument (or index), and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may also subject the Fund to the risk that the counterparty to the transaction may not meets its obligations, causing the Fund’s value to decrease. Swap agreements may also be considered illiquid.

  Leverage Risk: Leverage created by investments such as derivatives can diminish the Fund’s performance and increase the volatility of the Fund’s net asset value. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

  Counterparty Risk: When the Fund enters into an investment contract, such as a forward contract, the Fund is exposed to the risk that the other party will not fulfill its contractual obligations.

  Custody Risk: The Fund invests in securities markets that are less developed than those in the U.S., which may expose the Fund to risks in the process of clearing and settling trades and the holding of securities by foreign banks, agents and depositories. Investments in emerging market countries may be subject to greater custody risks than investments in more developed securities markets.

  Liquidity Risk: The Fund may hold illiquid securities by virtue of the absence of a readily available market for, or a reduction in the number or capacity of market participants making a market in, certain of its investments, or because of legal or contractual restrictions on sales. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

  The secondary market for RMB-denominated debt instruments is currently limited. In the absence of an active secondary market, the Fund may need to hold investments until their maturity date. If sizeable redemption requests are received, the Fund may need to liquidate its investments at a substantial discount in order to satisfy such requests and the Fund may suffer losses in trading such investments. Even if a secondary market is developed, the prices at which the Fund’s investments are traded may be higher or lower than the initial subscription prices due to many factors including the prevailing interest rates.

  Further, the bid and offer spread of the price of the relevant RMB-denominated debt instruments may be high and the Fund may therefore incur significant trading costs and may even suffer losses when selling such instruments.

  Foreign Securities Risk: Investments in foreign securities are generally considered riskier than investments in U.S. securities, and are subject to additional risks, including international trade, political, economic and regulatory risks; fluctuating currency exchange rates; less liquid, developed or efficient trading markets; the imposition of exchange controls, confiscations and other government restrictions; and different corporate disclosure and governance standards.

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HSBC RMB Fixed Income Fund
Summary Section

  Emerging Markets Risk: Investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: greater market volatility and illiquidity, lower trading volume, delays in trading or settling portfolio securities transactions; currency and capital controls or other government restrictions or intervention, such as expropriation and nationalization; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and higher levels of inflation, deflation or currency devaluation. The prices of securities in emerging markets can fluctuate more significantly than the prices of securities in more developed countries. The less developed the country, the greater effect such risks may have on an investment.

  Convertible Bond Risk. Convertible bonds are subject to the risks of equity securities when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the conversion feature) and debt instruments when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). A convertible bond is not as sensitive to interest rate changes as a similar non-convertible debt instrument, and generally has less potential for gain or loss than the underlying equity security. The prices of equity securities fluctuate from time to time based on changes in the company’s financial condition or overall market and economic conditions.

  Issuer Diversification Risk: Focusing investments in a small number of issuers, industries, foreign currencies or particular countries or regions increases risk. The Fund is “non-diversified” and may invest a greater percentage of its assets in the securities of a single issuer than a fund that is “diversified.” Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

  Investment Access Risk: The Subadviser invests in the same securities as the Fund on behalf of its other clients, and affiliates of the Subadviser may underwrite issuances of these securities. At times, regulatory restrictions or a lack of sufficient quantities of certain securities may mean that the Fund is precluded from investing in, or may be limited in its investment in, securities that the Subadviser would otherwise wish to purchase for the Fund. This loss of opportunity may result in lower returns for the Fund than if the Subadviser were not subject to these restrictions or lack of access.

  Market Risk: The value of the Fund’s investments may decline due to changing economic, political, regulatory or market conditions. Market risk may affect a single issuer, industry or section of the economy or it may affect the economy as a whole. Moreover, the conditions in one country or geographic region could adversely affect the Fund’s investments in a different country or geographic region.

An investment in the Fund is not a deposit of HSBC Bank USA, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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HSBC RMB Fixed Income Fund
Summary Section

Performance Bar Chart and Table

The bar chart and table below provide an indication of the risks of an investment in the Fund by showing the Fund’s performance during its first full calendar year of operations and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Past performance, including before- and after-tax returns, does not indicate how the Fund will perform in the future.

The bar chart below shows the Fund’s annual returns for Class A Shares. The returns for the Class I Shares and Class S Shares will differ from the Class A Shares’ returns shown in the bar chart because the expenses of the classes differ.

Annual Total Returns as of 12/31 for Class A Shares
(Excluding sales charges, which if included, would cause returns to be lower.)

Best Quarter:	Q3	2013	2.45%
Worst Quarter:	Q2	2013	-0.63%

The table below shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown in the table below are for Class A Shares of the Fund and after-tax returns for Class I and Class S Shares may vary. The table further compares the Fund’s performance over time to that of the HSBC Offshore Renminbi Bond Index and the J.P. Morgan Emerging Local Markets Index Plus.

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HSBC RMB Fixed Income Fund
Summary Section

Average Annual Total Returns (for the periods ended December 31, 2013)

	Inception				Since
	Date			1 Year	Inception
Class A Return Before Taxes	June	8,	2012	0.90%	3.37%
Class A Return After Taxes on Distributions	June	8,	2012	-0.59%	2.07%
Class A Return After Taxes on Distributions
and Sale of Fund Shares	June	8,	2012	0.49%	2.02%
Class I Return Before Taxes	June	8,	2012	6.37%	7.02%
Class S Return Before Taxes	June	8,	2012	6.37%	7.12%
HSBC Offshore Renminbi Bond Index		—		6.79%	7.92%	*
J.P. Morgan Emerging Local Markets Index Plus		—		-2.04%	2.51%	*

*	Since June 8, 2012.

Investment Advisers

HSBC Global Asset Management (USA) Inc. is the Fund’s investment adviser. HSBC Global Asset Management (Hong Kong) Limited is the Fund’s subadviser.

Portfolio Managers

Investment decisions for the Fund are made by the Subadviser’s Asia Fixed Income Team. Cecilia Chan, Fixed Income Chief Investment Officer, Asia-Pacific; Jim Veneau, Investment Director, Asian Fixed Income; Alfred Mui, Investment Director, Asian Fixed Income; and Gregory Suen, Associate Director, Fixed Income, are the members of the Asia Fixed Income Team with the most significant responsibility for the day-to-day management of the Fund’s portfolio. The Asia Fixed Income Team has managed the Fund since it commenced operations on June 8, 2012.

Purchasing and Selling Your Shares

Generally, you may purchase or redeem Fund shares on any business day by mail (HSBC Funds, PO Box 182845, Columbus, Ohio 43218-2845), wire transfer, or telephone at 1-800-782-8183. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

	Minimum	Minimum
	Initial	Subsequent
Account Type	Investment*	Investment*
Class A Shares
Regular (non-retirement)	$1,000	$100
Retirement (IRA)	$250	$100
Automatic Investment Plan	$250	$25
Class I Shares
Regular (non-retirement)	$1,000,000	$0
Class S Shares
Regular (non-retirement)	$25,000,000	$0

*	Omnibus accounts are eligible to meet the minimums at the omnibus account level.

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HSBC RMB Fixed Income Fund
Summary Section

Tax Information

The Fund intends to declare and pay dividends from net investment income, if any, at least monthly. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund, the Adviser or the distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.

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More About Risks and Investment Strategies

Each of the Funds is a series of the Trust. The investment objective and strategies of each Fund are non-fundamental and may be changed without shareholder approval. Shareholders will be given at least 60 days’ advance notice of any change in a Fund’s 80% investment policy. Shareholders will be given advance notice of material changes to a Fund’s investment objective or other non-fundamental investment policies. If there is a change in the investment objective or strategies of a Fund, shareholders should consider whether the Fund remains an appropriate investment in light of their current financial position and needs. There can be no assurance that the investment objective of a Fund will be achieved.

The Funds may, in the future, seek to achieve their respective investment objectives by investing all of their assets in a no-load, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the respective Fund. Such a move is not currently contemplated. For more information, see the SAI under “Investment Techniques – Investment Company Securities.”

The Funds may purchase securities of various maturities. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities.)

Certain HSBC fund-of-funds and other investment products are permitted to invest in the Funds. As a result, the Funds may have large inflows or outflows of cash from time to time. This could have adverse effects on a Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase a Fund’s transaction costs.

HSBC Emerging Markets Debt Fund

The Adviser has broad discretion to identify countries that it considers to qualify as emerging markets. The Fund may invest in sovereign and supranational debt obligations (debt instruments issued or guaranteed by foreign governments, agencies, and supranational entities). In addition, the Fund may invest in Eurodollar bank obligations and Yankee bank obligations, and may also invest in Brady Bonds, which are issued as a result of a restructuring of a country’s debt obligations to commercial banks under the “Brady Plan.”

The Fund may seek a temporary defensive position when economic or market conditions are such that the Adviser deems a temporary defensive position to be appropriate. When the Fund is seeking a temporary defensive position, it may invest part or all of its assets in: time deposits, certificates of deposit and bankers’ acceptances issued by a commercial bank or savings and loan association; commercial paper rated at the time of purchase by one or more NRSROs in one of the two highest categories or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by an NRSRO; short-term corporate obligations rated high-grade by an NRSRO; U.S. Government obligations; and repurchase agreements collateralized by the securities listed above. The Fund may also borrow money for temporary or emergency purposes. The Fund’s investment objective may not be achieved while it is invested in a temporary defensive position.

HSBC Emerging Markets Local Debt Fund

The Adviser has broad discretion to identify countries that it considers to qualify as emerging markets. The Fund may invest in instruments whose return is based on the return of an emerging market security such as a derivative instrument, rather than investing directly in emerging market securities.

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The Fund may seek a temporary defensive position when economic or market conditions are such that the Adviser deems a temporary defensive position to be appropriate. When the Fund is seeking a temporary defensive position, it may invest part or all of its assets in: time deposits, certificates of deposit and bankers’ acceptances issued by a commercial bank or savings and loan association; commercial paper rated at the time of purchase by one or more NRSROs in one of the two highest categories or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by an NRSRO; short-term corporate obligations rated high-grade by an NRSRO; U.S. Government obligations; Government agency securities issued or guaranteed by U.S. Government-sponsored instrumentalities and federal agencies; and repurchase agreements collateralized by the securities listed above. The Fund’s investment objective may not be achieved while it is invested in a temporary defensive position.

HSBC Frontier Markets Fund

The Fund may invest up to 20% of its net assets in securities of issuers in countries that are not deemed to be frontier market countries. The Fund may invest a portion of its net assets in debt obligations.

For purposes of the Fund’s investments, frontier market countries are those defined as such by the Fund’s Subadviser, at its discretion. The Subadviser also may, in the future, deem other countries to be cross-over market countries.

When the Subadviser believes market conditions are unfavorable or when suitable investments are not otherwise available, the Fund may seek a temporary defensive position and invest all or part of its assets in fixed-income securities, domestic or foreign government securities, or hold its assets in cash or cash equivalents. The Fund’s investment objective may not be achieved while it is invested in a temporary defensive position. In addition, the Fund may invest less than 25% of its total assets in the financial services group of industries as a temporary defensive measure.

HSBC Total Return Fund

The Fund may invest in other mutual funds managed by the Adviser (“Underlying Funds”).

The Fund may purchase securities of various maturities, but expects under normal market conditions to maintain an average portfolio duration of one to five years.

The Adviser has broad discretion to identify countries that it considers to qualify as emerging markets.

The Adviser will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and other specific factors that the Adviser believes to be relevant.

When the Adviser believes market conditions are unfavorable or when suitable investments are not otherwise available, the Fund may seek a temporary defensive position and invest all or part of its assets in cash or cash equivalents. The Fund’s investment objective may not be achieved while it is invested in a temporary defensive position.

HSBC RMB Fixed Income Fund

When the Subadviser believes market conditions are unfavorable or when suitable investments are not otherwise available, the Fund may seek a temporary defensive position and invest all or part of its assets in cash or cash equivalents. In addition, the Fund may invest less than 25% of its total assets in the financial services group of industries as a temporary defensive measure. The Fund may borrow money for temporary or emergency purposes. The Fund’s investment objective may not be achieved while it is invested in a temporary defensive position.

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Principal Investment Risks

An investment in a Fund is subject to investment risks, including the possible loss of the principal amount invested. This section provides more detailed information about the Funds’ principal investments and risks. This prospectus does not disclose all the types of securities or investment strategies that the Funds may use. The Funds’ SAI provides more detailed information about the securities, investment policies and risks described in this prospectus.

Each of the Funds is subject to one or more of the following principal investment risks:

  Debt Instruments Risk: The risks of investing in debt instruments include:

  Credit Risk: A Fund could lose money if an issuer or guarantor of a debt instrument fails to make timely payments of interest or principal or enters bankruptcy. Furthermore, the value of a debt instrument may decline if the market believes that the issuer or guarantor may not make such payments on time. Changes in economic conditions could cause issuers or guarantors of these instruments to be unable or unwilling to meet their financial obligations. This risk is greater for lower-quality bonds than for bonds that are investment grade.

  Interest Rate Risk: Fluctuations in interest rates may affect the yield and value of investments in income-producing or debt instruments. Generally, if interest rates rise, the value of such investments may fall. During periods of falling interest rates, borrowers may pay off their debt sooner than expected, forcing the reinvestment of principal proceeds at lower interest rates, resulting in less interest income. Conversely, during periods of rising interest rates, borrowers may pay off their debt later than expected, thereby preventing reinvestment of principal proceeds at higher interest rates, increasing a Fund’s sensitivity to changes in interest rates and resulting in less income to the Fund than potentially available. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by Fund management. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Investors should note that interest rates are at, or near, historic lows, but will ultimately increase, with unpredictable effects on the markets and a fund’s investments.

  Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. In addition, the Federal Reserve has purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve “tapers” or reduces Quantitative Easing, and when the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes may expose debt instrument and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and share price to decline. A Fund that invests in derivatives tied to debt instrument markets may be more substantially exposed to these risks than a Fund that does not invest in derivatives. To the extent a Fund experiences high redemptions because of these policy changes, a Fund may experience increased portfolio turnover, which will increase the costs that a Fund incurs and may lower a Fund’s performance. The liquidity levels of a Fund’s portfolio may also be affected.

  High-Yield (“Junk Bond”) Risk: High-yield securities (sometimes called “junk bonds”) are typically rated below investment grade by one or more of the rating agencies or, if not rated, are determined to be of equivalent quality. High-yield securities are often considered speculative investments that have significantly higher credit risk than investment-grade securities and tend to be less marketable (i.e., less liquid) than higher-rated securities. The prices of high-yield securities, which may be more volatile and less liquid than higher rated securities of similar maturity, may be more vulnerable to adverse market, economic or political conditions, or the expectation of adverse market, economic or political conditions. High-yield securities, which are typically issued by smaller, less credit worthy companies or by highly indebted companies, pay investors a premium (i.e., a higher interest rate or yield) because of the increased risk of loss.

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    Inventory Risk: The market-making capacity in debt markets has declined as a result of reduced broker-dealer inventories relative to fund assets, reduced broker-dealer proprietary trading activity and increased regulatory capital requirements for financial institutions such as banks. Because market makers provide stability to a market through their intermediary services, a significant reduction in dealer market-making capacity has the potential to decrease liquidity and increase volatility in the debt markets.

  Risks of China-Related Investments: Investing in RMB-denominated debt instruments that may be issued by issuers located in Hong Kong or China or multi-national issuers with subsidiaries in Hong Kong or China, may involve special risks. In this regard, the RMB Fixed Income Fund may be exposed to risks associated with mainland China, even though Hong Kong has a separate political and legal system. Risks relating to Hong Kong and mainland China include:
  Currency Risk: The U.S. dollar value of your investment in a Fund is expected normally to decline if the value of RMB depreciates against the U.S. dollar. Conversely, the U.S. dollar value of your investment in the Fund is expected normally to increase if the value of RMB appreciates against the U.S. dollar. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, there can be no assurance that RMB will not be subject to devaluation or revaluation or that shortages in availability of foreign currency will not develop. The value of an investment in the Fund may change quickly and without warning. In addition, the Fund may incur costs in connection with conversions between U.S. dollars and RMB. RMB is currently not a freely convertible currency. The Chinese government regularly intervenes and places strict regulation on the CNY market.

  Since 2005, the exchange rate of RMB is no longer pegged to the U.S. dollar. RMB has moved to a managed floating exchange rate based on market supply and demand with reference to a basket of foreign currencies. The daily trading price of RMB against other major currencies in the inter-bank foreign exchange market is allowed to float within a narrow band around the central parity published by the People’s Bank of China.

  As the exchange rates are based primarily on market forces, the exchange rates for RMB against other currencies, including U.S. dollars, are susceptible to movements based on external factors. The Chinese government also regularly intervenes in the CNY market and trading in RMB may be subject to possible delay in the settlement process. This government intervention indirectly influences the CNH Market.

  Political and Economic Risk: The economy of China, which has been in a state of transition from a planned economy to a more market oriented economy, differs from the economies of most developed countries in many respects, including the level of government involvement, its state of development, its growth rate, control of foreign exchange, and allocation of resources. Although the majority of productive assets in China are still owned by the government at various levels, in recent years, the government has implemented economic reform measures emphasizing utilization of market forces in the development of the economy of China and a higher level of management autonomy.

  Political changes, social instability and adverse diplomatic developments in China could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by issuers (or affiliates of issuers) of instruments in which the Fund may invest.

  The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the government may provide preferential treatment to particular industries or companies. The policies set by the government could have a substantial effect on the Chinese economy and thus the Fund’s investments in RMB-denominated debt instruments. The Chinese government’s control of currency conversion and movements in the RMB exchange rates may adversely affect the operations and financial results of issuers in China.

  Inflation: Economic growth in China historically has been accompanied by periods of high inflation. The Chinese government enforces various measures to control inflation and restrain the rate of economic growth, which included the tightening of the money supply, the raising of interest rates

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and more stringent control over certain industries. If these measures are unsuccessful, and if inflation increases, the performance of the Chinese economy and the value of the Fund’s investments could be negatively impacted.

  Market Access to China: It is difficult for investors located outside of China to directly access debt instruments in mainland China because of investment and trading restrictions. For this reason, the Fund has to obtain exposure to RMB and RMB-denominated debt instruments by making investments outside of China, and generally in Hong Kong. These limitations and restrictions on access to the CNY market may impact the availability, liquidity, and pricing of investments designed to provide investors with exposure to Chinese markets and RMB. As a result, returns achieved by the Fund could differ from those available to domestic investors in China.

  Hong Kong Policy: As part of Hong Kong’s transition from British to Chinese sovereignty in 1997, China agreed to allow Hong Kong to maintain a high degree of autonomy with regard to its political, legal and economic systems for a period of at least 50 years. China controls matters that relate to defense and foreign affairs. Under the agreement, China does not tax Hong Kong and does not place restrictions on free trade in Hong Kong. However, there is no guarantee that China will continue to honor the agreement, and China may change its policies regarding Hong Kong at any time. Any such change could adversely affect market conditions and the performance of the Chinese economy and the Fund’s investments.

  Regulatory Risk: Disclosure and regulatory standards in emerging market countries, such as China, are in many respects less stringent than U.S. standards. Therefore, disclosure of certain material information may not be made, and less information may be available to the Fund and other investors than would be the case if the Fund’s investments were restricted to securities of U.S. issuers. Chinese issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly and potentially undesirably, from those applicable to U.S. issuers. As discussed further below, Hong Kong is subject to its own regulatory regime.

  Risks of Change in Regulatory Regime: RMB-denominated debt instrument issuance in Hong Kong is subject to Hong Kong laws and regulations. The Chinese government currently views Hong Kong as one of the key offshore RMB-denominated debt instrument centers and has established a cooperative relationship with Hong Kong’s local government to develop the RMB-denominated debt instrument market. There can be no assurance that the Chinese government will continue to encourage issuance of RMB-denominated debt instruments outside of mainland China and any change in the Chinese government’s policy or the regulatory regime governing the issuance of RMB-denominated debt instruments in Hong Kong may adversely affect the Fund.

  Risks of Developing Legal System: Mainland China’s legal system is based on statutes enacted by various state bodies dealing with economic matters such as foreign investment, company organization and governance, taxation and trade. These laws are quite recent with published court opinions based on these being limited and non-binding. This makes the interpretation and enforcement of these laws and regulations uncertain. With respect to laws pertaining to bankruptcy proceedings, such laws in mainland China are generally less developed than and different from such laws in the United States. Therefore, bankruptcy proceedings can take more time to resolve than similar proceedings in the United States and results can be unpredictable.

  Tax Risk: Mainland China’s system of taxation is not as well settled as that of the United States. Changes in the Chinese tax system may have retroactive effects. In addition, interest payable on RMB-denominated debt instruments may be deemed to be profits arising in or derived from Hong Kong from a trade, profession or business carried out in Hong Kong. Sums derived from the sale, disposal or redemption of RMB-denominated debt instruments by the Fund may be subject to Hong Kong profits tax where the Fund’s dealing in RMB-denominated debt instruments is deemed to have carried on a trade, profession or business in Hong Kong and the sum has a Hong Kong source. There is no assurance that the current tax regime will not be changed. Any change of the tax regime could adversely affect the Fund’s investments in RMB-denominated debt instruments.

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Investors should note that where the Fund invests in RMB-denominated debt instruments for which the incomes (such as interest income) are derived from mainland China (including those issued by China’s tax resident enterprises, irrespective of whether the same are issued or listed in or outside China or unlisted), the Fund is subject to withholding of Enterprise Income Tax imposed in China. The Fund may also be subject to other taxes imposed in China.

Under China’s Enterprise Income Tax Law and its implementation rules, incomes derived from China by non-resident enterprises which have no establishment or place in China are subject to withholding of Enterprise Income Tax at the rate of 10% (such rate may however be subject to change from time to time). As such, in respect of the Fund’s investments in RMB-denominated debt instruments of which the incomes (such as interest income) are derived from China, if any, the Fund is subject to withholding of Enterprise Income Tax; and such withholding tax will reduce the income from the Fund and adversely affect the performance of the Fund.

However, there are still uncertainties as to the application of China’s Enterprise Income Tax Law and its implementation rules (e.g. it is not clear as to whether gains on disposal of investments in such debt instruments would be subject to withholding of Enterprise Income Tax and if so, whether such withholding will apply retrospectively).

The old Provisional Regulations of Business Tax and its Detailed Implementation Regulations stipulated that capital gains derived from the trading of securities by financial institutions would be subject to business tax at 5%. Such business tax is extended to capital gains derived from the trading of securities to corporate taxpayers in the amended Provisional Regulations of Business Tax, effective January 1, 2009. Interest received from China’s government bonds and corporate bonds may be subject to business tax at 5%. Dividends are not included in the taxable scope of business tax.

Under Hong Kong tax law, funds resident outside of Hong Kong are exempted from Hong Kong profits tax provided certain conditions are met. It is intended that the affairs of the Fund will be conducted in accordance with the conditions for exemption from profits tax, however, the Fund can offer no guaranty that such exemption will be obtained in every instance.

AMHK may decide to make or not to make any tax provisions in respect of the Fund. Even if tax provisions are made, such provisions may be more than or less than the Fund’s actual China tax liabilities and it is possible that such tax provisions made by AMHK may be insufficient. In case of a difference between the Fund’s provision for taxes and its actual China tax liabilities, the relevant amounts shall be credited to or debited from the Fund’s assets (as the case may be). As a result, the income from, and/or the performance of, the Fund may/may not be adversely affected and the impact/degree of impact on individual shareholders of the Fund may vary, depending on factors such as the level of the Fund’s provision for taxes (if any) and the amount of the difference at the relevant time and when the relevant shareholders subscribed for and/or redeemed their shares in the Fund.

Any tax provision, if made by AMHK, will be reflected in the net asset value of the Fund at the time of debit or refund and thus will only impact on shares which remain in the Fund at that time. Shares that are redeemed prior to such time will not be affected by any debit of insufficient tax provisions. Likewise, such shares will not benefit from any refund of excess tax provisions.

Investors should note that no shareholders who have redeemed their shares in the Fund before the distribution of any excess provision shall be entitled to claim, in whatsoever form, any part of the withholding amounts distributed to the Fund, which amount would be reflected in the value of shares in the Fund. In the event AMHK considers it necessary to adopt any tax provision (whether in respect of China’s Enterprise Income Tax Law or any other applicable tax regulation/laws in China) on a retrospective basis, the prevailing and/or future net asset value of the Fund may be negatively impacted.

AMHK will review and make adjustments to its tax provision policy as and when it considers necessary from time to time and as soon as practicable upon issuance of further notices or clarification issued by China’s tax authority in respect of the application of China’s Enterprise Income Tax and/or any other applicable tax regulations/laws and the respective implementation rules.

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There is a possibility that the current tax laws, rules, regulations and practice in China and/or the current interpretation or understanding thereof may change in the future and such change(s) may have retrospective effect. The Fund could become subject to additional taxation that is not anticipated as at the date hereof or when the relevant investments are made, valued or disposed of. Any of those changes may reduce the income from, and/or the value of, the relevant investments in the Fund.

  Capital Controls Risk: Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to intervention by the government of China and the imposition of “capital controls” on the CNY market. Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Levies may be placed on profits repatriated by foreign entities (such as the Fund). Capital controls may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, may adversely affect the trading market and price for shares of the Fund, and may cause the Fund to decline in value. Although no capital controls may directly be imposed on the CNH market, market conditions may limit the ability of the Fund to access the CNH market.

  Trading and Settlement Risk: Trading and settlement practices for transactions in the markets in which the Fund may trade to achieve RMB exposure may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses.
  Equity Securities Risk: The prices of equity securities fluctuate from time to time based on changes in a company’s financial condition or overall market and economic conditions. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the prices of equity securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in funds that primarily hold, directly or indirectly, equity securities. Historically, the equity markets have moved in cycles and investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. As a result, the value of equity securities may fluctuate drastically from day to day, as the market price of such securities increases or decreases. Equity securities have greater price volatility than debt instruments. The risks of investing in equity securities also include:
  Capitalization Risk: Stocks of large capitalization companies may be volatile in the event of earnings disappointments or other financial developments. Large capitalization stocks can perform differently from other segments of the equity market or the equity market as a whole. Large capitalization companies may also be less flexible in evolving markets or unable to implement change as quickly as small or medium capitalization companies.

  Stock of medium and smaller capitalization companies may involve greater risks due to limited product lines and market and financial or managerial resources. Stocks of these companies may also be more volatile, less liquid and subject to the potential for greater declines in stock prices in response to selling pressure.

  Stocks of smaller capitalization companies generally have more risk than medium capitalization companies. Small capitalization stocks tend to perform differently from other segments of the equity market or the equity market as a whole, and can be more volatile than stocks of medium or large capitalization companies. Small-capitalization companies may be newer or less established.

  Issuer Risk: The value of a security may fluctuate for a variety of reasons that relate to the issuer, including, but not limited to, earnings prospects and overall financial position, management performance and reduced demand for the issuer’s products and services.
  Market Risk: The value of a Fund’s investments may decline due to changing economic, political or market conditions. Issuer, political, economic, regulatory or market developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. In the short term, a Fund’s investments can fluctuate dramatically in response to these developments. Different parts of the market and different types of securities can react differently to these developments. Moreover, the conditions

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in one country or geographic region could adversely affect a Fund’s investments in a different country or geographic region due to increasingly interconnected global economies and financial markets. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level. For instance, terrorism, market manipulation, government defaults, government shutdowns, and natural/environmental disasters can all negatively impact the securities markets, which could cause the Funds to lose value. Any market disruptions could also prevent a Fund from executing advantageous investment decisions in a timely manner. Funds that have focused their investments in a region enduring geopolitical market disruption will face higher risks of loss. Thus, investors should closely monitor current market conditions to determine whether a specific Fund meets their individual financial needs and tolerance for risk.

  Foreign Securities Risk: Investments in foreign securities are generally considered riskier than investments in U.S. securities, and are subject to additional risks, including international trade, political, economic and regulatory risks; fluctuating currency exchange rates; less liquid, developed or efficient trading markets; the imposition of exchange controls, confiscations and other government restrictions; and different corporate disclosure and governance standards. Securities of emerging market issuers generally have more risk than securities issued by issuers of more developed markets. Foreign issuers are generally not subject to the same degree of regulations as U.S. issuers, and political changes could adversely affect a Fund’s investments in a foreign country. In addition, the lack of regulatory controls may expose a Fund to additional risks.

  Securities markets of many foreign countries are relatively small, with a limited number of companies representing a smaller number of industries. To the extent a Fund’s investments in a single country or a group of countries represent a larger percentage of the Fund’s assets, the Fund’s performance may be adversely affected by the economic, political and social conditions in that country or group of countries.

  Emerging Markets Risk: A Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Investments in emerging markets are subject to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility and illiquidity, lower trading volume, delays in trading or settling portfolio securities transactions; currency and capital controls or other government restrictions or intervention, such as expropriation and nationalization; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and higher levels of inflation, deflation or currency devaluation. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries, and rising interest rates, combined with widening credit spreads, could negatively impact the value of emerging market debt and increase the funding cost of such issuers. As a result, there will tend to be an increased risk of price volatility in a Fund’s investments in instruments with exposure to emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement practices for transactions in emerging markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices that could result in losses, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.”

  Frontier Market Countries Risk: Frontier market countries generally have smaller economies and even less developed capital markets or legal, regulatory and political systems than traditional emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier market economies are less correlated to global economic fluctuations than developed economies and have low trading volumes and the potential for extreme price volatility and illiquidity. The government of a frontier market country may exercise substantial influence over many aspects of the private sector, including by restricting foreign investment, which could have a significant effect on economic conditions in the country and the prices and yields of securities in a Fund’s portfolio.

  Economies in frontier market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected

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adversely by economic conditions in the countries with which they trade. Brokerage commissions, custodial services and other costs relating to investment in frontier market countries generally are more expensive than those relating to investment in more developed markets. The risk also exists that an emergency situation may arise in one or more frontier market countries as a result of which trading of securities may cease or may be substantially curtailed and prices for investments in such markets may not be readily available.

  Derivatives Risk: The term “derivatives” covers a broad range of investments, including futures and currency forwards. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the Adviser or Subadviser uses derivatives to enhance a Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by a Fund. The success of the Adviser’s or Subadviser’s derivatives strategies will also be affected by its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, index or rate, as well as risks arising from margin requirements. Certain derivative positions may be difficult to close out when a Fund’s portfolio manager may believe it would be appropriate to do so. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.
  Participatory Note Risk: Even though a participatory note is intended to reflect the performance of the underlying securities on a one-to-one basis so that investors will not normally gain or lose more in absolute terms than they would have made or lost had they invested in the underlying securities directly, the performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve risks normally associated with a direct investment in the underlying securities.
  In addition, participatory notes are subject to counterparty risk. Participatory notes constitute general unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them, and a Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under the participatory notes against the issuers of the securities underlying such participatory notes. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the securities they seek to replicate.
  Swap Risk: The use of swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument (or index), and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements may also subject a Fund to the risk that the counterparty to the transaction may not meet its obligations, causing the Fund’s value to decrease. Swap agreements may also be considered illiquid. Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free.
  Leverage Risk: Certain transactions may give rise to a form of leverage. Such transactions may include, among others, the use of reverse repurchase agreements and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leverage. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if a Fund had not been leveraged. This is because leverage tends to increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

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HSBC Funds Additional Information About the Funds’
Investment Strategies and Risks
  Counterparty Risk: When a Fund enters into an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, the Fund is exposed to the risk that the other party to the contract will not fulfill its contractual obligations. For example, in a repurchase agreement, in which a Fund buys a security from a seller that agrees to repurchase the security at an agreed upon price and time, the seller may not repurchase the security.

  Currency Risk: Fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between various foreign currencies, may negatively affect a Fund’s performance. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. Currency exchange rates can be volatile and can be affected by, among other factors, the actions or inactions by U.S. or foreign governments, central banks or supranational entities, the imposition of currency controls, speculation, or general economic or political developments in the U.S. or a foreign country. A Fund may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies; however, if such hedging techniques are employed, there is no assurance that they will be successful.

  When-Issued Securities: The price and yield of securities purchased on a “when-issued” basis is fixed on the date of the commitment but payment and delivery are scheduled for a future date. Consequently, these securities present a risk of loss if the other party to a “when-issued” transaction fails to deliver or pay for the security. In addition, purchasing securities on a “when-issued” basis can involve a risk that the yields available in the market on the settlement date may actually be higher (or lower) than those obtained in the transaction itself and, as a result, the “when-issued” security may have a lesser (or greater) value at the time of settlement than a Fund’s payment obligation with respect to that security.

  Short Sale Risk: A short sale involves the sale by a Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then a Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment.

  Liquidity Risk: A Fund may not be able to sell some or all of its investments at desired prices, or may be unable to sell investments at all, due to a lack of demand in the market for, or a reduction in the number or capacity of market participants making a market in, such investments. Additionally, a Fund may, at times, hold illiquid securities, by virtue of the absence of a readily available market for certain of its investments, or because of legal or contractual restrictions on sales. A Fund will not make investments in illiquid securities to the extent that it would hold 15% of its net assets in securities deemed to be illiquid following the investment. A Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund, which could prevent a Fund from taking advantage of other investment opportunities. Investments that are illiquid or that trade in lower volumes may be more difficult to value, particularly during changing economic, political or market conditions.

  The secondary market for RMB denominated debt instruments is currently limited. In the absence of an active secondary market, the RMB Fixed Income Fund may need to hold investments until their maturity date. If sizeable redemption requests are received, the Fund may need to liquidate its investments at a substantial discount in order to satisfy such requests and the Fund may suffer losses in trading such investments. Even if a secondary market is developed, the prices at which the Fund’s investments are traded may be higher or lower than the initial subscription prices due to many factors including the prevailing interest rates. Further, the bid and offer spread of the price of the relevant RMB denominated instruments may be high and the Fund may therefore incur significant trading costs and may even suffer losses when selling such instruments.

  Commodity-Related Investments Risk: Exposure to the commodities markets, including investments in companies in commodity-related industries, may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-related investments may be affected by changes in overall market movements, commodity index volatility or supply or demand for the commodity, domestic and foreign political, regulatory or economic events, adverse weather, disease, discoveries of additional reserves of the commodity, embargoes, tariffs and changes in interest rates or expectations regarding changes in interest rates.

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HSBC Funds Additional Information About the Funds’
Investment Strategies and Risks
  Custody Risk: The Funds invest in securities markets that are less developed than those in the U.S., which may expose the Fund to risks in the process of clearing and settling trades and the holding of securities by foreign banks, agents and depositories. The laws of certain countries may place limitations on the ability to recover assets if a foreign bank, agent or depository enters bankruptcy. In addition, low trading volumes and volatile prices in less developed markets may make trades more difficult to complete and settle, and governments or trade groups may compel local agents to hold securities with designated foreign banks, agents and depositories that may be subject to little or no regulatory oversight or independent evaluation. Local agents are held only to the standards of care of their local markets.

  Depositary Receipt Risk: A Fund’s investments may take the form of sponsored and unsponsored depositary receipts, which include global depositary receipts (“GDRs”) and European depositary receipts (“EDRs”). GDRs and EDRs are receipts issued by foreign banks or trust companies, or foreign branches of U.S. banks, that represent an interest in shares of either a foreign or U.S. corporation. Depositary receipts involve many of the same risks of investing directly in foreign securities, including, for example, risks related to adverse political and economic developments unique to a country or region, currency fluctuations or controls and the possibility of expropriation, nationalization or confiscatory taxation.

  Depositary receipts also involve risks not experienced when investing directly in the equity securities of an issuer. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. The issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

  Additionally, to the extent the value of a depositary receipt held by a Fund fails to track that of the underlying security, the use of the depositary receipt may result in tracking error in such Fund.

  Issuer Diversification Risk: Focusing investments in a small number of issuers, industries, foreign currencies or particular countries or regions increases risk. The Funds are “non-diversified” and may invest a greater percentage of their assets in the securities of a single issuer than a fund that is “diversified.” Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. The decline in value of one security will impact the Funds to a greater degree than if the Funds were more broadly diversified. Similarly, the Funds may be more sensitive to adverse economic, business, regulatory or political developments if they invest a substantial portion of their assets in issuers located in or with exposure to the same country or region.

  Convertible Bond Risk. Convertible bonds are subject to the risks of equity securities when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the conversion feature) and debt instruments when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). A convertible bond is not as sensitive to interest rate changes as a similar non-convertible debt instrument, and generally has less potential for gain or loss than the underlying equity security.

  Exchange-Traded Fund Risk: Investments in ETFs are generally intended to assist a Fund track the return of the particular market segments or indices that are represented by the ETFs. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on the Fund’s investments. ETFs also have management fees that increase their costs versus owning the underlying securities directly. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective, and is subject to the risk that the market price of the ETF’s shares may trade at a premium or a discount to their net asset value; an active trading market for an ETF’s shares may not develop or be maintained; and there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

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HSBC Funds Additional Information About the Funds’
Investment Strategies and Risks
  Industry Concentration Risk: The Frontier Markets Fund and the RMB Fixed Income Fund will invest more than 25% of their respective total assets in securities issued by companies in the financial services group of industries, including banks, broker-dealers, insurance companies and finance companies (e.g., automobile finance). As a result, a Fund’s performance will be significantly impacted, both positively and negatively, by developments in the financial services group of industries and the Funds will be more susceptible to such developments than other funds that do not concentrate their investments.

  Financial Services Risk: The Funds’ investments in the financial services group of industries may be particularly affected by economic cycles, interest rate changes, and business developments and regulatory changes applicable to the financial services group of industries. For example, declining economic and business conditions can disproportionately impact companies in the financial services group of industries due to increased defaults on payments by borrowers. Interest rate increases can also adversely affect financial services companies by increasing their cost of capital. In addition, financial services companies are heavily regulated and, as a result, political and regulatory changes can affect the operations and financial results of such companies, potentially imposing additional costs and possibly restricting the businesses in which such companies may engage.

  Sovereign Debt Risk: Sovereign debt instruments, which are instruments issued by foreign governmental entities, are subject to the risk that the governmental entity may be unable or unwilling to repay the principal or interest on its sovereign debt due to, among other reasons, cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt or its failure to implement economic reforms required by the International Monetary Fund or other multilateral agencies. A governmental entity that defaults may ask for additional loans or for more time to pay its debt.
  There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

  Concentrated Country Risk: The performance of the RMB Fixed Income Fund is likely to be more volatile than the performance of other mutual funds due to its focused investment in instruments having exposure to China. Because the Fund concentrates its investments in China, the Fund’s performance is expected to be closely tied to social, political, and economic conditions within China and to be more volatile than the performance of more geographically diversified funds.

  Scarcity Risk: RMB-denominated debt instruments available for investment by the RMB Fixed Income Fund are currently limited and the remaining duration of such instruments may be short. In the absence of available instruments, or when such instruments held are at maturity, the Fund may have to allocate a significant portion of its portfolio in RMB-denominated deposits until suitable RMB-denominated debt instruments are available in the market. This may adversely affect the Fund’s performance.

  Investment Access Risk: AMHK invests in the same securities as the RMB Fixed Income Fund on behalf of its other clients, and affiliates of AMHK may underwrite issuances of these securities. At times, regulatory restrictions or a lack of sufficient quantities of certain securities may mean that the Fund is precluded from investing in, or may be limited in its investment in, securities that the Subadviser would otherwise wish to purchase for the Fund. This loss of opportunity may result in lower returns for the Fund than if AMHK were not subject to these restrictions or lack of access.

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HSBC Funds
Additional Information About the Funds’
Investment Strategies and Risks

Additional Risks

Generally, the Funds will be subject to one or more of the following additional risks:

  Allocation Risk: A Fund’s portfolio manager may favor one or more types of investments or assets that underperform other investments, assets, or securities markets as a whole. As a result, an investor may lose money.

  Portfolio Turnover: Each Fund is actively managed and, in some cases, a Fund’s portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by a Fund and its shareholders and may result in a lower net asset value. High portfolio turnover (over 100%) also may result in the realization of substantial net short-term capital gains, which when distributed are taxable to shareholders. The trading costs and tax effects associated with turnover may adversely affect a Fund’s performance.

  Repurchase Agreement: The use of repurchase agreements, in which a party buys a security from another party (“seller”) and the seller agrees to repurchase the security at an agreed-upon date and price (which reflects a market rate of interest), involves certain risks. If the seller in a repurchase agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss upon disposition of the securities. There is also a risk that the seller of the agreement may become insolvent and subject to liquidation.

  Mortgage- and Asset-Backed Securities: Mortgage- and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial assets. The value of these securities will be influenced by the factors affecting the assets underlying such securities, changes in interest and default rates or deteriorating economic conditions. During periods of declining asset values, mortgage- and asset-backed securities may be difficult to value or become more volatile and/or illiquid. The risk of default is generally higher in the case of securities backed by loans made to borrowers with “sub-prime” credit metrics. If market interest rates increase substantially and a Fund’s adjustable-rate securities are not able to reset to market interest rates during any one adjustment period, the value of the Fund’s holdings and its net asset value may decline until the adjustable-rate securities are able to reset to market rates. In the event of a dramatic increase in interest rates, the lifetime limit on a security’s interest rate may prevent the rate from adjusting to prevailing market rates. In such an event the security could underperform and affect a Fund’s net asset value. In addition, mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value.

  Mortgage- and asset-backed securities are subject to interest rate, prepayment, extension, market, and credit risks, all of which are described elsewhere in this prospectus.

  Prepayment Risk: During periods of falling interest rates, borrowers may pay off their debt sooner than expected, forcing an Underlying Fund to reinvest the principal proceeds at lower interest rates, resulting in less income.

  Extension Risk: The risk that during periods of rising interest rates, borrowers pay off their debt later than expected, preventing an Underlying Fund from reinvesting principal proceeds at higher interest rates, increasing the Fund’s sensitivity to changes in interest rates and resulting in less income than potentially available.

  Large Scale Redemption Risk: Certain HSBC fund-of-funds and other investment products are permitted to invest in the Funds. As a result, a Fund may experience redemptions resulting in large outflows of cash from time to time. This could have adverse effects on a Fund’s performance if the Fund were required to sell securities at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase a Fund’s transaction costs.

  Temporary Defensive Position Risk: Each Fund may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, high-quality, short-term debt instruments and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions. The RMB Fixed Income Fund may temporarily depart from its principal investment strategies by making more significant short-term investments in cash, cash equivalents, high-quality, short-term debt instruments that are denominated in currencies other than RMB for temporary defensive purposes in response to adverse market, economic or political conditions. If RMB appreciates against the dollar during periods when the Fund is holding a large cash position that is not correlated to RMB, the

56

HSBC Funds
Additional Information About the Funds’
Investment Strategies and Risks

Fund may not participate in such appreciation to the extent it would have if the Fund had in a manner providing more complete exposure to RMB.

This may result in a Fund not achieving its investment objective during that period. If the market advances during periods when a Fund is holding a large cash position, the Fund may not participate to the extent it would have if the Fund had been more fully invested.

  Underlying Fund Selection Risk: A Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. It is possible that one or more Underlying Funds will not meet their own investment objectives, which would affect a Fund’s performance. There can be no assurances that the investment objective of a Fund or any Underlying Fund will be achieved.

  Emerging Market and Frontier Market Countries Tax Risk: Changes in the political climate in emerging market and frontier market countries may result in significant shifts in taxation of foreign investors such as the Funds. These changes may result in changes to legislation, the interpretation of legislation, or the granting of the benefit of tax exemptions or international tax treaties to foreign investors. The effect of such changes can be retroactive and may (if they occur) negatively affect a Fund’s performance.

  Proceeds from the sale of securities in some markets, or the receipt of any dividends or other income, may   be or may become subject to tax, levies, duties or other fees or charges imposed by the authorities in that market. This may include taxes levied by withholding at source and/or specific taxes or charges on a Fund’s investments. Tax law and practice in certain markets in which a Fund currently invests or may invest in is not clearly established. It is possible that the current interpretation of tax law or understanding of practice might change, or that tax law might be changed with retroactive effect. It is possible that a Fund could become subject to additional taxation that is not anticipated either at the date of this prospectus or when investments are made, valued or disposed of.

  In the event that new investments into a Fund may result in tax levies that significantly disadvantage the Fund’s existing shareholders, the Adviser and the Fund will consider what, if any, actions should be taken, including possibly closing the Fund to new investors.

More Information About Indices

An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, the performance would be lower.

The BofA Merrill Lynch 3 Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (at a yield equal to the current day fixing rate) and rolled into a new instrument.

Source: BofA Merrill Lynch, used with permission. BOFA MERRILL LYNCH IS LICENSING THE BOFA MERRILL LYNCH INDICES “AS IS,” MAKES NO WARRANTIES REGARDING SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE BOFA MERRILL LYNCH INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THEIR USE, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND THE FUNDS, OR ANY OF THEIR PRODUCTS OR SERVICES.

The J.P. Morgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds.

The J.P. Morgan Government Bond Index – Emerging Markets Global Diversified is an unmanaged comprehensive global emerging markets fixed income index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure.

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HSBC Funds
Additional Information About the Funds’
Investment Strategies and Risks

The J.P. Morgan Emerging Local Markets Index Plus tracks total returns for local-currency-denominated money market instruments, including emerging market currency forwards, in 23 emerging markets.

The Morgan Stanley Capital International (“MSCI”) Frontier Markets Index captures large- and mid-cap representation across 26 Frontier Markets countries. The index includes 155 securities, covering about 84% of the free float-adjusted market capitalization in each country.

The MSCI Frontier Emerging Markets Capped Index was developed for MSCI by the Adviser and is a customized capped version of the MSCI Frontier Emerging Markets (FEM) Index. The MSCI FEM Index is a free float-adjusted market capitalization index designed to measure equity market performance in all countries from the MSCI Frontier Markets Index and the lower size spectrum of the MSCI FEM Index. The Index consists of 26 frontier markets and four emerging markets.

Who May Want To Invest?

Consider investing in the Emerging Markets Debt Fund or Emerging Markets Local Debt Fund if you are:

  Investing for a long-term goal such as retirement (five year or longer investment horizon)

  Looking to add exposure to emerging market countries to your portfolio

  Looking to add a monthly income component to your investment portfolio

  Willing to accept the risks of price and income fluctuations

  Looking to add a foreign income component to your investment portfolio

  Seeking higher potential returns than provided by other fixed income funds, and willing to accept higher risks of price and income fluctuations than with other fixed income funds

Consider investing in the Frontier Markets Fund if you are:

  Investing for a long-term goal such as retirement (five year or longer investment horizon)

  Looking to add exposure to emerging and frontier market countries to your portfolio

  Willing to accept higher risks of investing in the volatile frontier market country markets in exchange for potentially higher long term returns

Consider investing in the Total Return Fund if you are:

  Investing for a long-term goal such as retirement (five year or longer investment horizon)

  Willing to accept higher volatility associated with emerging market debt investments in exchange for potentially higher long term returns

Consider investing in the RMB Fixed Income Fund if you are:

  Investing for a long-term goal such as retirement (five year or longer investment horizon)

  Looking to add exposure to China, or RMB-denominated debt instruments, to your portfolio

  Willing to accept higher volatility associated with RMB-denominated debt instruments in exchange for potentially higher long term returns

The Funds will not be appropriate for anyone:

  Pursuing a short-term goal or investing emergency reserves.

  Who does not wish to bear the risks of a fund that invests primarily in foreign markets, particularly emerging markets (Emerging Markets Debt Fund, Emerging Markets Local Debt Fund and Total Return Fund), frontier markets (Frontier Markets Fund), or China (RMB Fixed Income Fund)

  Seeking safety of principal

  Seeking monthly income (Frontier Markets Fund and Total Return Fund only)

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HSBC Funds
Additional Information About the Funds’
Investment Strategies and Risks

More Information About Fund Investments

This prospectus describes the Funds’ primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, the Funds also may invest in other securities and engage in other investment practices. These securities and investment practices, as well as those described in this prospectus, are described in detail in the SAI. Of course, the Funds cannot guarantee that they will achieve their investment goal.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAI and on the Funds’ website at www.emfunds.us.hsbc.com or at www.investorfunds.us.hsbc.com. To request a copy of the SAI, please refer to the back cover of this prospectus.

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Fund Management

The Investment Adviser and Subadvisers

HSBC Global Asset Management (USA) Inc., 452 Fifth Avenue, New York, New York 10018, is the investment adviser for the Funds, pursuant to an investment advisory contract (“Investment Advisory Agreement”) with the Trust. The Adviser is a wholly-owned subsidiary of HSBC Bank USA, N.A., which is a wholly-owned subsidiary of HSBC USA, Inc., a registered bank holding company (collectively “HSBC”). HSBC currently provides investment advisory services for individuals, trusts, estates and institutions. As of December 31, 2013, the Adviser managed approximately $12.3 billion in the HSBC Family of Funds. The Adviser also provides certain operational support services to the Funds pursuant to a Support Services Agreement but these fees are not charged to Class S Shares. The Adviser is entitled to a fee from each Fund at the annual rate of 0.20% and 0.10% of a Fund’s average daily net assets for Class A Shares and Class I Shares, respectively, for services rendered pursuant to the Support Services Agreement.

The Trust and the Adviser have received an exemptive order from the Securities and Exchange Commission (“SEC”) that allows the Adviser to implement new investment subadvisory contracts and to make material changes to existing subadvisory contracts with the approval of the Board of Trustees, but without shareholder approval. Subject to the terms of the exemptive order, each Fund may currently hire and/or terminate subadvisers without shareholder approval. The Frontier Markets Fund and the RMB Fixed Income Fund are currently using the services of a subadviser that is affiliated with the Adviser, and the conditions under the exemptive order do not apply to the use of an affiliated subadviser. However, the conditions under the exemptive order could be applied to the use of one or more unaffiliated subadvisers at a future time.

HSBC Global Asset Management (UK) Limited, 78 St. James Street, London, United Kingdom, SW1A 1EJ, a U.S. registered investment adviser and an affiliate of the Adviser, serves as the investment subadviser of the Frontier Markets Fund pursuant to an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with the Adviser. AMEU makes the day-to-day investment decisions and continuously reviews, supervises and administers the Fund’s investment program. As of December 31, 2013, AMEU managed approximately $100.5 billion in assets.

HSBC Global Asset Management (Hong Kong) Limited, Level 22, HSBC Main Building, 1 Queen’s Road Central, Hong Kong, a U.S. registered investment adviser and an affiliate of the Adviser, serves as the investment subadviser of the RMB Fixed income Fund pursuant to an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with the Adviser. AMHK makes the day-to-day investment decisions and continuously reviews, supervises and administers the Fund’s investment program. As of December 31, 2013, AMHK managed approximately $60.2 billion in assets.

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Fund Management

For these advisory and management services, during the last fiscal year the following Funds paid fees (net of fee waivers) as follows:*

Percentage of
Average Net Assets for Fiscal
Year Ended 10/31/13
Emerging Markets Debt Fund	0.22%
Emerging Markets Local Debt Fund	0.01%
Frontier Markets Fund	0.73%
Total Return Fund	0.85%
RMB Fixed Income Fund	0.00%

*	The Adviser may voluntarily waive all or a portion of its management fee. The Adviser has done so for periods of operation during which a Fund’s Total Annual Fund Operating Expenses were above that Fund’s expense cap, as set forth in the applicable contractual expense limitation agreement. The Adviser has entered into a contractual expense limitation agreement with each Fund (“Agreement”) under which it will limit the total expenses of each respective Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other than the HSBC Growth Portfolio and the HSBC Opportunity Portfolio) to the annual rates shown in the table below:

	Class A	Class I	Class S
	Shares	Shares	Shares
HSBC Emerging Markets Debt Fund	1.20	0.85	0.75
HSBC Emerging Markets Local Debt Fund	1.20	0.85	0.75
HSBC Frontier Markets Fund	2.20	1.85	1.75
HSBC Total Return Fund	1.60	1.25	1.15
HSBC RMB Fixed Income Fund	1.45	1.10	1.00

Any amounts contractually waived or reimbursed by the Adviser will be subject to repayment by the Fund to the Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. The expense limitation shall be in effect until March 1, 2015. The Agreement shall terminate upon the termination of the Investment Advisory Agreement between the Trust and the Adviser, or it may be terminated upon written notice to the Adviser by the Trust.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement and Sub-Advisory Agreements is available in the Funds’ April 30, 2013 semi-annual report and will be available in the April 30, 2014 semi-annual report.

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Fund Management

Portfolio Managers

HSBC Emerging Markets Debt Fund, HSBC Emerging Markets Local Debt Fund and HSBC Total Return Fund:

Investment decisions for the Funds are made by consensus of the Adviser’s Emerging Markets Debt Team which consists of investment professionals and the primary portfolio management team members listed below.

Guillermo Ossés, Managing Director, Head of Emerging Markets Debt Portfolio Management, joined the Adviser in January 2011 as Managing Director with responsibility for all global emerging markets debt portfolios. Before joining the Adviser, Mr. Ossés was a senior emerging markets fixed income portfolio manager at PIMCO from 2006 through 2010. Prior to this, he was responsible for proprietary trading and market making of emerging markets currencies at Barclays Capital. Mr. Ossés also held a trading position in Latin American Local Markets at Deutsche Bank. He has 17 years of investment experience and holds an MBA from the MIT Sloan School of Management. He received a B.A. from Universidad Catolica de Cordoba in Argentina.

Lisa Chua, CFA, Senior Vice President, Portfolio Manager, is a portfolio manager on the Emerging Markets Debt team responsible for external markets. She joined the firm in May 2007 as an investment analyst focusing on corporate credit, structured and private securities. Prior to joining the firm, Ms. Chua worked as a research analyst at Delaware Investments, where she focused on emerging markets debt and private investments since 2003. She has 11 years of investment experience and holds a B.A. from the University of Pennsylvania and is a CFA Charterholder.

Binqi Liu, Vice President, Portfolio Manager, is a portfolio manager on the Emerging Markets Debt team responsible for local markets. She joined the firm in June 2008 as a consultant and became a full time employee as of January 2010. Before joining the firm, she worked as a research assistant for Robert A. Mundell, Nobel Prize winner in Economics, since June 2007. From April 2006 until June 2007, she worked at PCH Intl. as a Project Manager and at Beez Ltd. in marketing and supply chain management and administration. Ms. Liu has 5.5 years of investment experience and holds a B.A. from Hunan University in China and an M.B.A. from Columbia University. Ms. Liu is a CFA candidate.

Phil Yuhn, Senior Vice President, Portfolio Engineer, is in charge of portfolio engineering and risk analytics and also focuses on external markets. He joined the firm in December 2009. He previously worked at Deutsche Bank on their risk analytics team from September 2009 to December 2009. Prior to that, Mr. Yuhn worked in the emerging markets credit strategy group at Lehman Brothers from September 2005 to September 2008. He was a private investor from September 2008 until September 2009. Mr. Yuhn began his career as a global management consultant at Adexa in 1998. He has 8 years of investment experience and earned an MBA from the University of Chicago and Masters and Bachelors degrees in engineering from Cornell University.

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Fund Management

HSBC Frontier Markets Fund:

Andrew Brudenell and Chris Turner, Portfolio Managers at AMEU, are responsible for the day-to-day portfolio management of the Fund.

Mr. Brudenell joined AMEU in April 2007 and is a member of AMEU’s Frontier Emerging Markets team. Mr. Brudenell was a private investor from May 2005 through April 2007. Mr. Brudenell previously worked as a US Fund Manager at Scudder Investments in New York and at Deutsche Asset Management in London. He has been working in the asset management industry since 1997. Mr. Brudenell holds an MSc from the London School of Economics (UK) and is a CFA charterholder.

Mr. Turner joined AMEU on June 25, 2012 and is a member of the Subadviser’s Frontier Emerging Markets team. Mr. Turner was a private investor from November 2010 through June 2012. From June 2007 through November 2010, Mr. Turner was an emerging markets equity fund manager with EMSO Partners, an emerging markets hedge fund sponsor. Prior to that, he was a Fund Manager in emerging markets equity with Morley Fund Management (now Aviva Investors) and previously spent more than ten years with Morgan Grenfell Asset Management (now Deutsche Asset Management) in a similar role. He has been working in the asset management industry since 1986. Mr. Turner holds a BSc in Mathematics from University College London.

HSBC RMB Fixed Income Fund

Investment decisions for the Fund are made by consensus of AMHK’s Asia Fixed Income Team, which consists of investment professionals and the primary portfolio management team members below.

Cecilia Chan, Fixed Income Chief Investment Officer, Asia-Pacific, heads up fixed income investment management within the region and has been specializing in management of fixed income portfolios since 1994 when she joined HSBC. Ms. Chan has been working in the financial industry covering markets in Asia Pacific since 1987. Prior to joining HSBC, Ms. Chan worked as a fixed income fund manager at Sun Alliance & Royal Insurance Company in Australia and a senior quantitative analyst in Baring Securities (Hong Kong), (Japan) and (Australia) Ltd. She holds a (first honors) bachelor’s degree in Commerce from the University of New South Wales (Australia); a master’s degree in Economics from the Australia National University; a master’s degree in Applied Finance and a MA in Business Research Studies, both from Macquarie University (Australia).

Jim Veneau, Investment Director, Asian Fixed Income Team, focuses on the management of credit portfolios. He has previously worked as a senior credit analyst on the team, as well as the US Fixed Income team in New York where he specialized in the telecom, media and technology sectors. Prior to joining HSBC in 2005, Mr. Veneau worked as a senior telecom analyst at Moody’s Investors Service. Mr. Veneau has been working in the industry since 1995. He holds a Master of International Affairs and a Bachelor of Arts degree from Columbia University and is a CFA charterholder.

Alfred Mui, Investment Director, Asian Fixed Income Team, has been working in the industry since 1996. Prior to re-joining the Subadviser in 2010, Mr. Mui worked as a director of credit trading at Myo Capital and Director at UBS Global Credit Strategies Group. Before first joining HSBC in 2000, Mr. Mui worked as an investment advisor at Matheson InvestNet Ltd. and Jardine Fleming Holdings Ltd. and market risk management at Daiwa Securities (HK) Ltd and Chase Manhattan Bank. Mr. Mui holds a BSc with “Distinction” from the University of Toronto and an MBA from the University of Ottawa. He is also a CFA charterholder.

Gregory Suen, Associate Director, Asian Fixed Income, has been working in the industry since 2000. Prior to joining HSBC in 2007, Mr. Suen worked as an investment manager at PCI Investment Management Limited. He holds a master’s degree from the University of Hong Kong, a bachelor’s degree from the University of British Columbia (Canada). He is also a CFA charterholder and a Certified Public Accountant (CPA).

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and their ownership of securities in the Funds is available in the SAI. You can obtain a copy of the SAI on the Funds’ website at www.emfunds.us.hsbc.com or at www.investorfunds.us.hsbc.com.

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Fund Management

Related Performance of Other Accounts

Emerging Markets Debt Composite

The tables below set forth the performance data relating to a composite of the performance of all accounts managed by the Adviser on a fully discretionary basis with a substantially similar investment objective, policies and strategies as the Emerging Markets Debt Fund (the “Related Emerging Markets Debt Fund Composite”). The Related Emerging Markets Debt Fund Composite includes historical composite returns produced by the Adviser’s global emerging markets fixed income team while employed at a previous advisor, Atlantic Advisors, which was acquired by the Adviser in June 2005, as well as the performance results produced by the global emerging markets fixed income team since joining the Adviser.

The tables also show the returns of the J.P. Morgan Emerging Markets Bond Index Global (“EMBI Global”), which is provided to represent the investment environment existing at the time periods shown. The EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. The EMBI Global is unmanaged, and an investor may not invest directly in an index. Performance information is shown for the Fund starting on page 7 of this prospectus. The composite data is provided to illustrate the past performance of the Adviser’s global emerging markets fixed income team, both currently and while employed at a previous adviser, in managing substantially similar accounts as measured against a market index (i.e., the EMBI Global). The composite data does not represent the performance of the Fund, and the accounts comprising the Related Emerging Markets Debt Fund Composite are separate and distinct from the Fund. Moreover, the performance of these accounts is not intended as a substitute for the Fund’s performance and should not be considered a prediction of the future performance of the Fund or the Related Emerging Markets Debt Fund Composite.

The “net of fees” performance figures for the Related Emerging Markets Debt Fund Composite reflect the fees and expenses of the Related Emerging Markets Debt Fund Composite and have not been adjusted to reflect the management fee and other expenses payable by the Fund. The “gross of fees” performance figures for the Related Emerging Markets Debt Fund Composite do not reflect the fees and expenses of the Related Emerging Markets Debt Fund Composite or the Fund. All performance figures are net of sales loads. The accounts comprising the Related Emerging Markets Debt Fund Composite are not registered as investment companies under the Investment Company Act of 1940, as amended (“1940 Act”). The performance of the Related Emerging Markets Debt Fund Composite could have been adversely affected by the imposition of certain regulatory requirements, restrictions and limitations, if such accounts had been subject to the limitations, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the Internal Revenue Code. For example, due to such regulatory requirements, restrictions and limitations, the Fund may not be able to hold as large a position in certain securities as the Related Emerging Markets Debt Fund Composite. Additionally, although it is anticipated that the Fund and the Related Emerging Markets Debt Fund Composite may hold similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of Fund shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular fund holdings.

Related Emerging Markets Debt Fund Composite performance has been prepared in compliance with Global Investment Performance Standards (“GIPS®”). GIPS® has not been involved in the preparation or review of this report. The GIPS® method for computing historical performance differs from the SEC’s method. The performance information does not reflect the deduction of any applicable sales loads which, if reflected, would reduce the performance quoted. In addition, the Fund’s total operating expenses are expected to be higher than those of the Related Emerging Markets Debt Fund Composite; if the Fund’s expenses were reflected, the performance shown would be lower.

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The historical performance of the Related Emerging Markets Debt Fund Composite is not that of the Fund, and is not necessarily indicative of the Fund’s future results. Past performance is not indicative of future returns, and the investment return and principal value of an investment will fluctuate, sometimes dramatically, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. All returns are calculated in U.S. dollars and reflect the reinvestment of dividends and other distributions.

Average Annual Total Returns (Net of Fees):
As of December 31, 2013	1-Year	5-Year	10-Year	Since Inception*
Related Emerging Markets Debt Fund
Composite Total Return (%)	-6.96	12.37	9.47	14.15
EMBI Global Return (%)	-6.58	11.52	8.30	11.23

*	Since October 1, 1998 (inception date of the Related Emerging Markets Debt Fund Composite).

Average Annual Total Returns (Gross of Fees):
As of December 31, 2013	1-Year	5-Year	10-Year	Since Inception*
Related Emerging Markets Debt Fund
Composite Total Return (%)	-6.40	13.04	10.12	14.83
EMBI Global Return (%)	-6.58	11.52	8.30	11.23

*	Since October 1, 1998 (inception date of the Related Emerging Markets Debt Fund Composite).

Annual Total Returns (Net of Fees):
			Related Emerging
			Markets Debt
			Fund Composite
Year Ended	Related Emerging Markets Debt Fund	EMBI Global	Total Assets
December 31,	Composite Total Return (%)	Return (%)	(U.S. $ million)
2013	-6.96	-6.58	2,590.68
2012	19.10	18.54	4,460.55
2011	7.91	8.46	1,747.70
2010	12.79	12.04	1,363.19
2009	32.86	28.18	682.38
2008	-11.71	-10.91	291.66
2007	5.69	6.28	742.07
2006	13.36	9.88	273.26
2005	14.83	10.73	346.05
2004	13.52	11.73	331.37
2003	35.74	25.67	291.78
2002	15.83	13.11	219.69
2001	1.95	1.36	479.09
2000	16.27	14.40	480.71
1999	30.50	24.18	251.35

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Fund Management

Annual Total Returns (Gross of Fees):
			Related Emerging
			Markets Debt
			Fund Composite
Year Ended	Related Emerging Markets Debt Fund	EMBI Global	Total Assets
December 31,	Composite Total Return (%)	Return (%)	(U.S. $ million)
2013	-6.40	-6.58	2,590.68
2012	19.80	18.54	4,460.55
2011	8.56	8.46	1,747.70
2010	13.46	12.04	1,363.19
2009	33.64	28.18	682.38
2008	-11.17	-10.91	291.66
2007	6.32	6.28	742.07
2006	14.03	9.88	273.26
2005	15.52	10.73	346.05
2004	14.20	11.73	331.37
2003	36.54	25.67	291.78
2002	16.52	13.11	219.69
2001	2.56	1.36	479.09
2000	16.96	14.40	480.71
1999	31.27	24.18	251.35

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Fund Management

The Distributor, Administrator and Sub-Administrator

The Adviser also serves as the Trust’s administrator (the “Administrator”), and in that role, oversees and coordinates the activities of other service providers, and monitors certain aspects of the Trust’s operations. The Administrator has retained Citi Fund Services Ohio, Inc., whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, as sub-administrator (the “Sub-Administrator”). Administrative services provided by the Administrator and Sub-Administrator include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, regulatory and dividend disbursing services.

Foreside Distribution Services, L.P. (the “Distributor”), a member of the Financial Industry Regulatory Authority (“FINRA”), is the Trust’s principal underwriter and acts as the Trust’s distributor in connection with the offering of Fund shares. The Distributor may enter into agreements with banks, broker-dealers, or other financial intermediaries through which investors may purchase or redeem shares.

The SAI has more detailed information about the Adviser, Subadviser, Distributor, Administrator and Sub-Administrator, and other service providers. You can obtain a copy of the SAI on the Funds’ website at www.emfunds.us.hsbc.com or at www.investorfunds.us.hsbc.com.

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Shareholder Information

How NAV is Calculated

The net asset value (“NAV”) for each class of shares is calculated by dividing the total value (current market value based on readily available market quotations) of a Fund’s investments and other assets attributable to a class, less any liabilities attributable to that class, by the total number of outstanding shares of that class:

NAV =	Total Assets – Liabilities
Number of Shares
Outstanding

The value of assets in a Fund’s portfolio is determined on the basis of their market value, or where market quotations are not readily available or are deemed unreliable due to a significant event or otherwise, based on fair value as determined in good faith in accordance with the procedures established by, and under the general supervision of, the Funds’ Board of Trustees. Debt obligations with maturities of 60 days or less may be valued at amortized cost or on the basis of their market value. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. The value of portfolio securities held by such Fund may change on days when shareholders will not be able to purchase or redeem shares.

Pricing of Fund Shares

The NAV of the Emerging Markets Debt Fund, Emerging Markets Local Debt Fund, Frontier Markets Fund and Total Return Fund is determined once each day at the close of regular trading on the New York Stock Exchange (“Exchange”), normally at 4 p.m. Eastern time on days the Exchange is open. The Exchange is generally not open, and the Funds do not price their shares, on most U.S. national holidays and Good Friday. In addition, the Frontier Markets Fund does not price its shares on Boxing Day (December 26).

The RMB Fixed Income Fund’s NAV is determined once each day at the close of regular trading on the Exchange on days that both the Exchange and the Hong Kong Stock Exchange (the “Hong Kong Exchange”) are open. The Exchange is generally not open, and the Fund does not price its shares, on most U.S. national holidays and Good Friday. The Hong Kong Exchange is generally not open, and the Fund does not price its shares, on Hong Kong holidays (Hong Kong holidays for 2014 include: April 18, April 21, May 1, May 6, June 2, July 1, September 9, October 1-2, December 25-26. Hong Kong holidays for 2015 include: January 1, February 19-20, April 3, April 6, April 7, May 1, May 25, July 1, September 28, October 1, October 21, December 25).

The value of securities traded in markets outside the United States or denominated in RMB and other currencies other than the U.S. dollar may be affected significantly on a day that a Fund does not price its shares (e.g., on a day that the Exchange is closed) and an investor is not able to purchase, redeem or exchange shares.

Your order for the purchase, sale or exchange of shares is priced at the next NAV calculated after your order is accepted by a Fund or its agent, plus any applicable sales charge. For more information about sales charges, see the section on “Distribution Arrangements/Sales Charges.”

Fair Value Pricing Policies

A Fund will fair value price its securities in accordance with Board-approved procedures when market quotations are not readily available. Generally, this would include securities for which trading has been halted, securities whose value has been materially affected by the occurrence of a significant event (as defined below), securities whose price has become stale (i.e., the market price has remained unchanged for five business days), and other securities where a market price is not available from either a national pricing service or a broker. In addition, exception-priced securities (i.e., securities for which the market value is provided by a quote from a single broker rather than a national pricing service) will be reviewed on a quarterly basis. Fair valuations will be reviewed by the Board of Trustees on a quarterly basis. Fair value pricing should result in a more accurate determination

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Shareholder Information

of a Fund’s NAV, which should eliminate the potential for stale pricing arbitrage opportunities in a Fund. However, fair value pricing involves the risk that the values used by a Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

A “significant event” is one that occurred prior to a Fund’s valuation time, is not reflected in the most recent market price of a security, and may materially affect the value of a security. Generally, such “significant events” relate to developments in foreign securities that occur after the close of trading in their respective markets. The Funds’ accounting agent may obtain fair value prices of foreign securities through utilization of a Fair Value Pricing Service previously approved by the Board where a movement in the U.S. equities market is sufficiently large to constitute a trigger established by the Board. Forward currency contracts entered in to by the Funds are covered by the Board-approved procedures.

Purchasing and Adding to Your Shares

Purchasing Shares

You may purchase shares of the Funds through the Funds’ Transfer Agent or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting the orders by the close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.

Orders received by a dealer or selling agent that has been authorized to accept orders for Fund shares on the Trust’s behalf, that are received in good order by such authorized agent prior to the time at which a Fund determines its NAV, will be deemed accepted by the Trust the same day and will be executed at that day’s closing share price. Each authorized dealer’s or selling agent’s agreement with the Trust or the Distributor allows those orders to be executed at the closing share price on such day, although the order may not be transmitted to the Trust or the Funds’ Transfer Agent until after the time at which a Fund determines its NAV.

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Shareholder Information

Purchasing and Adding to Your Shares
continued

All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks, money orders, travelers’ checks and credit card convenience checks are not accepted. Bank starter checks will not be accepted for initial purchases.

A Fund may waive its minimum purchase requirement and a Fund may reject a purchase order if it considers it in the best interest of a Fund and its shareholders. A Fund has the option of not accepting purchase orders from non-U.S. investors.

Investment minimums for any class may be waived, at the discretion of the Adviser, for investments in a Fund by clients of the Adviser and its affiliates, or in other situations where the Adviser determines that it is in the best interest of a Fund and its shareholders to do so.

	Minimum	Minimum
	Initial	Subsequent
	Investment*	Investment*
Class A Shares
Regular	$1,000	$100
(non-retirement)
Retirement (IRA)	$250	$100
Automatic
Investment Plan	$250	$25
Class I Shares**	$1,000,000	$0
Class S Shares***	$25,000,000	$0

*	Omnibus accounts are eligible to meet the minimums at the omnibus account level.
**	Class I Shares are available for investment by investment companies advised by the Adviser without regard to these minimums.
***	The Frontier Markets Fund does not offer Class S Shares.

Avoid 28% Tax Withholding

The Funds are required to withhold 28% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Funds with their certified taxpayer identification number in compliance with Internal Revenue Service (“IRS”) rules, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability. To avoid this, make sure you provide your correct Tax Identification Number (social security number for most investors) on your Account Application.

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Shareholder Information

Purchasing and Adding to Your Shares
continued

Instructions for Opening or Adding to an Account

By Regular Mail or By Overnight Service

Initial Investment:

If purchasing through your financial adviser or brokerage account, simply tell your adviser or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

1.	Carefully read, complete, and sign the Account Application. Establishing your account privileges now saves you the inconvenience of having to add them later. A copy of the application can be obtained on the Funds’ website at www.emfunds.us.hsbc.com or at www.investorfunds.us.hsbc.com.

2.	Make your check payable to “HSBC Funds” and include the name of the appropriate Fund(s) on the check.

3.	Mail to: HSBC Funds, PO Box 182845, Columbus, Ohio 43218-2845.

Subsequent Investment:

1.	Use the investment slip attached to your account statement. Or, if unavailable,

2.	Include the following information in writing:

Fund name Share class Amount invested Account name Account number

3.	Mail to: HSBC Funds, PO Box 182845, Columbus, Ohio 43218-2845.

Electronic vs. Wire Transfer

Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH) and may take up to eight days to clear. There is generally no fee for ACH transactions.

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Shareholder Information

Purchasing and Adding to Your Shares
continued

Electronic Purchases

Your bank must participate in the ACH and must be a U.S. bank. Your bank or broker may charge for this service.

Select the electronic purchase option on your Account Application or call 1-800-782-8183. Your account can generally be set up for electronic purchases within 15 days.

Call 1-800-782-8183 to arrange a transfer from your bank account.

By Wire Transfer

For information on how to request a wire transfer, call 1-800-782-8183.

Automatic Investment Plan

You can make automatic investments in the Funds from your bank account, through payroll deduction or from your federal employment, Social Security or other regular government checks. Automatic investments can be as little as $25, once you’ve invested the $250 minimum required to open the account.

To invest regularly from your bank account:

Complete the Automatic Investment Plan portion on your Account Application.

Make sure you note:

  Your bank name, address and account number

  The amount you wish to invest automatically (minimum $25)

  How often you want to invest (every month, 4 times a year, twice a year or once a year)

  Attach a voided personal check.

To invest regularly from your paycheck or government check:

Call 1-800-782-8183 for an enrollment form.

Directed Dividend Option

By selecting the appropriate box on the Account Application, you can elect to receive your distributions (capital gains and dividends) in cash (check) or have distributions reinvested in the applicable Fund or reinvested in another HSBC Fund without a sales charge. You must maintain the minimum balance in each Fund into which you plan to reinvest dividends or the reinvestment will be suspended and your dividends paid to you. The Funds may modify or terminate this reinvestment option without notice. You can change or terminate your participation in the reinvestment option at any time by calling 1-800-782-8183.

Customer Identification Information

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on U.S. Government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person that opens a new account:

  Name;

  Date of birth (for individuals);

  Residential or business street address (although post office boxes are still permitted for mailing); and

  Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

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Shareholder Information

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive from an investor the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Restrictions on Offers and Sales to Canadian Residents

The shares described in this prospectus may only be distributed in Canada through HSBC Global Asset Management (Canada) Limited, and this prospectus may not be used to solicit, and will not constitute a solicitation of, an offer to buy shares in Canada unless such solicitation is made by HSBC Global Asset Management (Canada) Limited. A distribution or solicitation may be deemed to occur in Canada where a distribution or solicitation is made to a person (including an individual, corporation, trust, partnership or other entity, or other legal person) resident or otherwise located in Canada at the applicable time. For these purposes, the following persons will generally be considered to be a Canadian resident:

     1 An individual, if

  the individual’s primary principal residence is located in Canada; or

  the individual is physically located in Canada at the time of the offer, sale or other relevant activity.

     2 A corporation, if

  the corporation’s head office or principal office is located in Canada; or

  securities of the corporation that entitle the holder to elect a majority of the directors are held by Canadian Resident individuals (as described above) or by legal persons resident or otherwise located in Canada; or

  the individuals that make investment decisions or provide instructions on behalf of the corporation are Canadian Resident individuals (as described above).

     3 A trust, if

  the principal office of the trust (if any) is located in Canada; or

  the trustee (or in the case of multiple trustees, the majority of trustees) are Canadian Resident individuals (as described above) or are legal persons resident or otherwise located in Canada; or

  the individuals that make investment decisions or provide instructions on behalf of the trust are Canadian Resident individuals (as described above).

     4 A partnership, if

  the partnership’s head office or principal office (if any) is located in Canada; or

  the holders of the majority of the interests of or in the partnership are held by Canadian Residents (as described above); or

  the general partner (if any) is a Canadian Resident (as described above); or

  the individuals that make investment decisions or provide instructions on behalf of the partnership are Canadian Resident individuals (as described above).

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Shareholder Information

Market Timing

In accordance with policies and procedures adopted by the Board of Trustees, the Funds discourage market timing and other excessive trading practices. The Funds are intended primarily for use as long-term investment vehicles. Frequent short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders.

In addition, a Fund may be more susceptible to the risks of short-term trading than other funds that do not invest substantially in the foreign securities markets. The nature of the holdings of a Fund may present opportunities for a shareholder to engage in a short-term trading strategy that exploits possible delays between changes in the prices of a Fund’s portfolio holdings and the reflection of those changes in a Fund’s NAV (referred to as “time zone arbitrage”). These delays may occur because a Fund has significant investments in foreign securities where, due to time zone differences, the values of those securities are established some time before a Fund calculates its NAV. In such circumstances, the available market prices for such foreign securities may not accurately reflect the latest indications of value at the time a Fund calculates its NAV. There is a possibility that time zone arbitrage may dilute the value of a Fund’s shares if redeeming shareholders receive proceeds (and purchasing shareholders receive shares) based upon a NAV that does not reflect appropriate fair value prices.

Frequent purchases and redemptions of shares of a mutual fund (including activities of “market timers”) can result in the dilution in the value of Trust shares held by long-term shareholders, interference with the efficient management of a Fund’s investment portfolio, and increased brokerage and administrative costs. The Board of Trustees has considered the extent to which the Funds may be vulnerable to such risks. The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading.

As a deterrent to excessive trading, many foreign equity securities held by a Fund are priced by an independent pricing service using fair valuation methodologies approved and monitored by the Board of Trustees. For more information on fair valuation, see “Shareholder Information—Pricing of Fund Shares—Fair Value Pricing Policies.”

It is the practice of the Funds to monitor purchases, sales and exchanges of Fund shares, and to take appropriate action if it is determined that there is transactional activity in the Funds’ shares that is deemed inappropriate. The Funds and the Adviser reserve the right to reject or restrict purchase or exchange requests from any investor and also reserve the right to close any account in which a pattern of excessive trading has been identified.

The Funds cannot guarantee that they will detect every market timer due to the limitations inherent in their technological systems. Under Rule 22c-2 of the 1940 Act, the Funds have entered into agreements with financial intermediaries obligating them to provide, upon the Funds’ request, information regarding their customers and their customers’ transactions in shares of the Funds. However, there can be no guarantee that all market timing will be detected in a timely manner, since the Funds will rely on the financial intermediaries to provide the trading information, and the Funds cannot be assured that the trading information, when received, will be in a format that can be quickly analyzed or evaluated by the Funds. The Funds reserve the right to modify their policies and procedures at any time without prior notice as the Funds deem necessary in their sole discretion to be in the best interests of Fund shareholders, or to comply with state or federal legal requirements.

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Shareholder Information

Selling Your Shares

Generally, you may sell your Fund shares at any time. Your sales price will be the next NAV calculated after your sell order is received in good order by a Fund, its transfer agent, or your investment representative. Normally, unless you request a wire transfer, you will receive your proceeds within a week after your request is received. For more information on wire transfer requests, please see below.

Withdrawing Money from Your Fund Investment

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

Instructions for Selling Shares

If selling your Fund shares through your financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times that will affect your redemption. For all other sales transactions, follow the instructions below.

By Telephone

(unless you have declined telephone sales privileges)

1.	Call 1-800-782-8183 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer). (See “Selling Your Shares—Verifying Telephone Redemptions”)

By Mail or Overnight Service

(See “Selling Your Shares—Redemptions in Writing Required”)

1.	Call 1-800-782-8183 to request redemption forms or write a letter of instruction indicating:

your Fund and account number amount you wish to redeem address where your check should be sent account owner signature
2.	Mail to: HSBC Funds, PO Box 182845, Columbus, Ohio 43218-2845.

Wire Transfer

You must select this option on your Account Application.

Call 1-800-782-8183 to request a wire transfer.

If you call by 4 p.m. Eastern time, your payment will normally be wired to your bank on the next business day. Otherwise, it will normally be wired on the second business day after your call.

The Funds may charge a wire transfer fee.

NOTE: Your financial institution may also charge a separate fee.

Electronic Redemptions

Call 1-800-782-8183 to request an electronic redemption. Your bank must participate in the ACH and must be a U.S. bank. Redemption proceeds will normally be credited within 7 days. Your bank may charge for this service.

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Shareholder Information

Systematic Withdrawal Plan

You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. To activate this feature:

  Make sure you have checked the appropriate box on the Account Application, or call 1-800-782-8183.

  Include a voided personal check.

  Your account must have a value of $10,000 or more to start withdrawals.

If the value of your account falls below $1,000, you may be asked to add sufficient funds to bring the account back to $1,000, or the Fund may close your account and mail the proceeds to you.

Redemptions in Writing Required

You must request redemptions in writing in the following situations:

1.	Certain types of redemptions by Individual Retirement Accounts (“IRAs”).

2.	Redemption requests requiring a Medallion Signature Guarantee, which include any of the following:
  Your account address has changed within the last 14 calendar days;

  The check is not being mailed to the address on your account;

  The check is not being made payable to the owner of the account;

  The redemption proceeds are being transferred to another Fund account with a different registration;

  The redemption proceeds are being wired to bank instructions currently not on your account; or

  Other unusual situations as determined by the Funds’ transfer agent.

You must obtain a Medallion Signature Guarantee from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The transfer agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

The transfer agent reserves the right to waive signature guarantee requirements, require a signature guarantee under other circumstances or reject or delay a redemption if the signature guarantee is not in good form. Faxed signature guarantees are generally not accepted. A notary public cannot provide a signature guarantee. The transfer agent reserves the right to reject a signature guarantee if it is not provided by a STAMP 2000 Medallion guarantor.

Signature Validation Program—Non-Financial Transactions

The Signature Validation Program (SVP) is intended to provide validation of authorized signatures for those transactions considered non-financial (i.e. do not involve the sale, redemption or transfer of securities). The purpose of the SVP stamp on a document is to authenticate your signature and to confirm that you have the authority to provide the instructions in the document. This stamp may be obtained from eligible members of a Medallion Signature Guarantee Program (see above) or other eligible guarantor institutions in accordance with SVP. Eligible guarantor institutions generally include banks, broker/dealers, credit unions, members of national securities exchanges, registered securities associations, clearing agencies and savings associations. You should verify with the institution that they are an eligible guarantor institution prior to signing. A notary public can not provide an SVP stamp. The transfer agent accepts an SVP stamp or a Medallion Signature Guarantee stamp if you request any of the following non-financial transactions:

  A change of name;

  Add or change banking instructions;

  Add or change beneficiaries;

  Add or change authorized account traders;

  Add a Power of Attorney;

  Add or change a Trustee; or

  A UTMA/UGMA custodian change.

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Shareholder Information

Verifying Telephone Redemptions

The Funds attempt to ensure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your Account Application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders.

Redemptions Within 10 Days of Shares Purchased by Check

When you have made an investment by check and subsequently request a redemption, you will not receive the redemption proceeds until the Funds’ transfer agent is satisfied that the check has cleared (which may require up to 10 business days).

Delay in Payment of Redemption Proceeds

Payment for Fund shares may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

Redemption Proceeds

Redemption proceeds are generally paid in cash, but the Funds reserve the right to pay, above certain limits, all or part of any redemption proceeds in kind, that is, in securities with a market value equal to the redemption price. If the Funds make a payment in securities, the securities will be valued in the same manner as NAV is calculated. The Funds may provide these securities in lieu of cash without prior notice. You would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains you may realize from the sale, or from the sale of securities you receive. Additional information is available in the Funds’ SAI.

Suspension of Redemptions

The Funds may suspend the right of redemption and postpone for more than seven days the date of payment upon redemption: (i) during periods when the Exchange is closed other than for weekends and certain holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of emergency, disposal, or evaluation of the NAV of the portfolio securities is not reasonably practicable or (iii) for such other periods as the SEC may permit.

Closing of Small Accounts

If your account falls below $50 due to redemptions, a Fund may ask you to increase your balance. If it is still below $50 after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

Undeliverable or Uncashed Checks

Any check tendered in payment of a redemption transaction that cannot be delivered by the post office, or which remains uncashed for more than six months, may be reinvested in the shareholder’s account at the then-current NAV. No interest will accrue on amounts represented by uncashed redemption checks.

Any check tendered in payment of dividends or other distributions that cannot be delivered by the post office, or which remains uncashed for more than six months, may be reinvested in the shareholder’s account at the then-current NAV, and if a Fund cannot locate the shareholder, the dividend option may be changed from cash to reinvest. Distributions are reinvested on the ex-date at the NAV determined at the close of business on that date.

Unclaimed Accounts

Per state requirements, property may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

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Shareholder Information

Distribution Arrangements/Sales Charges

This section describes the sales charges and fees you will pay as an investor in different share classes offered by the Funds. The offering price of Class A Shares includes the front-end sales load. There is no sales charge on purchases of Class I Shares or Class S Shares. In addition, there are no 12b-1 distribution fees paid from the Funds for Class I Shares or Class S Shares. As such, Class I Shares and Class S Shares have lower annual expenses than Class A Shares.

Emerging Markets Debt Fund, Emerging Markets Local Debt Fund, Total Return Fund and RMB Fixed Income Fund

	Class A Shares		Class I Shares	Class S Shares
Sales Charge (Load)	Percentage	Percentage	No front-end sales charge.	No front-end sales charge.
Amount of Purchase	of Offering	of
	Price*	Investment
Less than $50,000	4.75%	4.99%
$50,000 but less
than $100,000	4.25%	4.44%
$100,000 but less
than $250,000	3.50%	3.63%
$250,000 but less
than $500,000	2.50%	2.56%
$500,000 but less
than $1,000,000	2.00%	2.04%
$1,000,000 and over	None	None
Distribution (12b-1) and Servicing Fees	Subject to shareholder servicing fees of up to 0.25% annually of a Fund’s total average daily net assets attributable to Class A Shares.		No Distribution or Servicing Fees.	No Distribution or Servicing Fees.

Fund Expenses	Higher annual expenses than Class I Shares and Class S Shares.		Lower annual expenses than Class A Shares. Higher annual expenses than Class S Shares.	Lower annual expenses than Class A and Class I Shares.

* The offering price of Class A Shares includes the front-end sales load.

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Shareholder Information

Frontier Markets Fund

	Class A Shares		Class I Shares
Sales Charge (Load) Amount of Purchase	Percentage	Percentage	No front-end sales charge.
	of Offering	of
	Price*	Investment
Less than $50,000	5.00%	5.26%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 and over	None	None
Distribution (12b-1) and Servicing Fee	Subject to shareholder servicing fees of up to 0.25% annually of the Fund’s average daily net assets attributable to Class A Shares.		No Distribution or Servicing Fees.

Fund Expenses	Higher annual expenses than Class I Shares.		Lower annual expenses than Class A Shares.

* The offering price of Class A Shares includes the front-end sales load.

You should note that the sales charge that appears in your trade confirmation may differ slightly from the rate disclosed in this prospectus due to rounding calculations.

As indicated in the above chart, and as discussed further below, you may, under certain circumstances, be entitled to pay reduced sales charges on your purchases of Fund shares or have those charges waived entirely. To take advantage of these discounts, you or your broker-dealer or financial intermediary must notify the Funds’ transfer agent at the time of your purchase order that a discount may apply to your current purchase. You may also be required to provide appropriate documentation to receive these discounts, including:

(A)	Information or records regarding shares of the HSBC Funds held in all accounts (e.g., retirement accounts) of the shareholder at the financial intermediary;

(B)	Information or records regarding shares of the HSBC Funds held in any account of the shareholder at another financial intermediary; and

(C)	Information or records regarding shares of the HSBC Funds held at any financial intermediary by related parties of the shareholder, such as members of the same family or household.

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Shareholder Information

Distribution Arrangements/Sales Charges
continued

You should note in particular that, if the Funds’ transfer agent is properly notified, as described in “Right of Accumulation” and “Combination Privilege” below, the “Amount of Purchase” in the above chart will be deemed to include all Class A Shares of the HSBC Funds that were acquired by purchase or exchange, and that were subject to a sales charge, that are held at the time of purchase by you, your spouse and your children under age 21. This includes, for example, any shares held at a broker-dealer or financial intermediary other than the one handling your current purchase. In some circumstances, other Fund shares may be aggregated with your current purchase under the Right of Accumulation as described in the SAI. For purposes of determining the “Amount of Purchase,” all qualifying shares held at the time of purchase will be valued at their current market value.

You should also note that if you provide the Funds’ transfer agent a signed written letter of intent to invest a total of at least $50,000 in one or more of the HSBC Funds within a 13 month period, any investments you make during the 13 months will be treated as though the total quantity were invested in one lump sum and you will receive the discounted sales charge based on your investment commitment. You must, however, inform the transfer agent that the letter of intent is in effect each time shares are purchased. Each purchase will be made at NAV plus the sales charge applicable at the time of such purchase to a single transaction of the total amount indicated in the letter of intent.

In addition to the information provided in this prospectus and the SAI, information about sales charge discounts is available from your broker or financial intermediary and, free of charge, on the Funds’ website at www.emfunds.us.hsbc.com or at www.investorfunds.us.hsbc.com.

Class A Shares
Sales Charge Reductions

Reduced sales charges for Class A Shares are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances. See the SAI for additional details.

  Letter of Intent. You inform a Fund in writing that you intend to purchase enough shares over a 13-month period to qualify for a reduced sales charge. You must include a minimum of 5% of the total amount you intend to purchase with your letter of intent.

  Right of Accumulation. When the value of Class A Shares that were subject to a sales charge at the time of acquisition, and/or any Class B or Class C Shares that you already own, plus the amount you intend to invest in Class A Shares reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge. You must, at the time of purchase, give the Funds’ transfer agent sufficient information to permit confirmation of your qualification for the right of accumulation.

  Combination Privilege. In addition to combining share classes (to the extent set forth above), you can combine accounts of multiple funds (excluding the HSBC Funds that are money market funds (the “HSBC Money Market Funds”)) or accounts of immediate family household members (spouse and children under 21) to achieve reduced sales charges. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares. If you qualify for a reduced sales charge, it will apply to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if you already own qualifying Class A Shares of an HSBC Fund with a value of $40,000 and wish to invest an additional $20,000 in Class A Shares of an HSBC Fund, the reduced initial sales charge of 4.50% or 4.25%, as applicable, will apply to the full $20,000 purchase and not just to the $10,000 in excess of the $50,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, you or your financial intermediary must furnish the transfer agent with a list of the account numbers and the names in which your accounts are registered at the time the purchase is made.

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Shareholder Information

Class A Shares
Waiver of Sales Charges

The following qualify for waivers of sales charges:

  Shares purchased by investment representatives through fee-based investment products or accounts.

  Proceeds from redemptions from any of the HSBC Funds within 60 days after redemption, if you paid a front-end sales charge for those shares.

  Proceeds from redemptions of Class B Shares of any of the HSBC Funds within 60 days after redemption.

  Proceeds from redemption of Class A Shares received from the automatic conversion of Class B Shares of any of the HSBC Funds within 60 days after redemption of the Class A Shares.

  Proceeds from redemptions of Class A Shares of any HSBC Money Market Fund within 60 days after redemption, if you purchased the shares of the HSBC Money Market Fund with the proceeds of Class A Shares of any of the HSBC Funds on which you paid a front-end sales charge or which were received from the automatic conversion of Class B Shares of any of the HSBC Funds.

  Reinvestment of distributions from a deferred compensation plan, agency, trust, or custody account that was maintained by the Adviser or its affiliates or invested in any of the HSBC Funds.

  Shares purchased for trust or other advisory accounts established with the Adviser or its affiliates.

  Shares purchased by tax-qualified employee benefit plans.

  Shares purchased by directors, trustees, employees, and family members of the Adviser and its affiliates and any organization that provides services to the HSBC Funds; current and retired Fund trustees; dealers who have an agreement with the Distributor; and any trade organization to which the Adviser or the Sub-Administrator belongs.

Additional information concerning your ability to qualify for sales charge reductions is set forth in the SAI. You can obtain a copy of the SAI on the Funds’ website at www.emfunds.us.hsbc.com or at www.investorfunds.us.hsbc.com.

Distribution (12b-1) and Shareholder Servicing Fees

The Funds have adopted a Distribution (“12b-1”) Plan for the Class A Shares. 12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Funds’ shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and will decrease the return on your investment and may cost you more than paying other types of sales charges. The Funds have also adopted a Shareholder Services Plan for Class A Shares. The Shareholder Services Plan provides that certain financial institutions and securities brokers (“Shareholder Servicing Agents”) provide certain services to the shareholders of the Funds, including performing certain shareholder account, administrative and service functions.

The 12b-1 and shareholder servicing fees vary by share class as follows:

  Class A Shares may pay a 12b-1 fee of up to 0.25% of the average daily net assets of the Class A Shares of a Fund. Class A Shares have a non-compensatory 12b-1 Plan. No payments have been made under this plan and there is no current intention to charge this fee.

  In addition to the 12b-1 fees, Class A Shares are subject to a shareholder servicing fee of up to 0.25% of the average daily net assets of the Class A Shares of the Funds.

  The combination of the 12b-1 fees and shareholder servicing fees will not exceed 0.50% for the Class A Shares.

  There are no Rule 12b-1 distribution and shareholder servicing fees paid from the Funds for Class I shares or Class S Shares.

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Shareholder Information

Class I Shares and Class S Shares

There is no sales charge on purchases of Class I Shares or Class S Shares.

Distribution and Shareholder Servicing Arrangements—Revenue Sharing

The Adviser and its affiliates may, out of their own resources, assist in the marketing of the Funds’ shares. Without limiting the foregoing, the Adviser may, out of its own resources, and without cost to the Funds, make payments to selected financial intermediaries for shareholder recordkeeping, processing, accounting and/or other administrative services in connection with the sale or servicing of shares of the Funds. Historically, these payments have generally been structured as a percentage of net assets attributable to the financial intermediary, but may also be structured as a percentage of gross sales, a fixed dollar amount, or a combination of the three. These payments are in addition to 12b-1 fees, servicing fees and sales charges borne by shareholders as well as any payments made by the Distributor. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

82

Shareholder Information

Exchanging Your Shares

If exchanging your shares through your financial adviser or broker, ask him or her for exchange procedures. Your adviser and/or broker may have transaction minimums and/or transaction times that will affect your exchange. For all other redemption transactions, follow the instructions below.

You can exchange your shares of a Fund for shares of the same class of another HSBC Fund, usually without paying additional sales charges (see “Notes on Exchanges”). Transaction fees are generally not charged for exchanges.

You must meet the minimum investment requirements for the HSBC Fund into which you are exchanging. Exchanges from one HSBC Fund to another are taxable.

Instructions for Exchanging Shares

Exchanges may be made by sending a written request to HSBC Funds, PO Box 182845, Columbus, Ohio 43218-2845 or by calling 1-800-782-8183. Please provide the following information:

  Your name and telephone number

  The exact name on your account and account number

  Taxpayer identification number (usually your social security number)

  Dollar value or number of shares to be exchanged

  The name of the Fund from which the exchange is to be made

  The name of the Fund into which the exchange is being made

See “Selling Your Shares” for important information about telephone transactions.

To prevent disruption in the management of the Funds due to market timing strategies, excessive exchange activity may be limited.

Notes on Exchanges

When exchanging from an HSBC Fund that has no sales charge or a lower sales charge to an HSBC Fund with a higher sales charge, you will pay the difference.

The registration and tax identification numbers of the two accounts must be identical.

The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

Be sure to read carefully the prospectus of any HSBC Fund into which you wish to exchange shares.

Class A Shares of the Funds may be exchanged for Class D Shares of the HSBC Money Market Funds only if you are otherwise eligible to hold Class D Shares. In all other cases, you will receive Class A Shares of the HSBC Money Market Funds in exchange for your Class A Shares of the HSBC Funds.

Delivery of Shareholder Documents

In an effort to reduce the cost associated with the printing and mailing of prospectuses, annual reports and semi-annual reports, as well as reduce the likelihood of our shareholders receiving duplicative mailings, the Funds intend to mail only one prospectus and shareholder report to shareholders having the same last name and residing at a common address. If you wish to receive separate copies of the prospectuses and shareholder reports, please contact your financial adviser or registered representative at the institution where you have your account.

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Shareholder Information

If you are a client of HSBC Securities (USA) Inc., please send your request to the address below:

       HSBC Securities (USA) Inc.
       P.O. Box 4217
       Buffalo, NY 14240-8929

If you have any questions regarding the delivery of shareholder documents, please call 1-888-525-5757.

If your account is held directly with a Fund, please mail your request to the address below:

       HSBC Funds
       PO Box 182845
       Columbus, Ohio 43218-2845

If you have any questions regarding the delivery of shareholder documents, please call 1-800-782-8183.

The Funds will begin sending you individual copies of prospectuses and shareholder reports thirty days after receiving your request.

Dividends, Distributions and Taxes
Dividends and Distributions

All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested dividends and distributions. Dividends are higher for Class I Shares and Class S Shares than for Class A Shares because Class I Shares and Class S Shares have lower operating expenses. Net capital gains are distributed at least annually.

Distributions are made on a per share basis regardless of how long you have owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution, which will generally be taxable.

Taxes

The following information related to tax matters is meant as a general summary for U.S. taxpayers. Please see the SAI for more information. Because everyone’s tax situation is unique, you should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in the Funds.

  A Fund generally will not have to pay income tax on amounts it distributes to shareholders, although shareholders will be taxed on distributions they receive.

  Any income a Fund receives and any capital gain that a Fund derives is paid out, less expenses, to its shareholders.

  Dividends on all Funds except the Frontier Markets Fund are paid monthly. Dividends on the Frontier Markets Fund are paid annually. Net capital gains, if any, for all Funds are distributed at least annually. Unless a shareholder elects to receive dividends in cash, dividends and distributions will be automatically invested in additional shares of a Fund.

  Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

  Dividends attributable to interest will be taxed at the ordinary income tax rate applicable to the taxpayer. If a Fund reports a dividend as a capital gain distribution (e.g., when a Fund has a gain from the sale of an asset the Fund held for more than one year), you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Fund shares. Distributions of short-term capital gain (e.g., when a Fund has a gain from the sale of an asset it held for one year or less) are taxable at ordinary income tax rates.

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Shareholder Information

  An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

  Dividends are taxable in the year in which they are paid or deemed paid, even if they appear on your account statement the following year. If a Fund declares a dividend in October, November or December of a year and distributes the dividend in January of the next year, you may be taxed as if you received it in the year declared rather than the year received.

  There may be tax consequences to you if you dispose of your shares in a Fund, for example, through redemption, exchange or sale. The amount of any gain or loss and the rate of tax will depend mainly upon how much you pay for the shares, how much you sell them for, and how long you held them.

  Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale or exchange of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition including replacements pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.

  Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these withholding taxes is recoverable, the non-recovered portion will reduce the income received from the securities in the Funds. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, that Fund may elect to “pass through” to its shareholders the amount of foreign taxes paid or deemed paid by that Fund. If that Fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes paid or deemed paid by that Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to holding period and certain other limitations) as a foreign tax credit against federal income tax (but not both). A Fund will provide you with the information necessary to reflect foreign taxes paid on your income tax if it makes this election.

  Information regarding the federal tax status of distributions made by a Fund will be mailed by February 15th of each year. The notice will tell you which dividends must be treated as taxable ordinary income and which (if any) are long-term capital gain. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

  If you buy shares of a Fund before it makes a taxable distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

  As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due.

  Any amounts withheld may be credited against your U.S. federal income tax liability.

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Shareholder Information

  Foreign shareholders are generally subject to special withholding requirements. If a Fund elects to report distributions of U.S. source interest and short-term capital gains, such distributions may be paid to foreign shareholders free of withholding through October 31, 2014 (unless the effective date of the relevant exemption is extended to later taxable years). A Fund has the option of not accepting purchase orders from non-U.S. investors.

  If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends or capital gains until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

  There is a penalty on certain pre-retirement distributions from retirement accounts.

  Effective July 1, 2014, a Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds and certain capital gains dividends, made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

86

Financial Highlights

The financial highlights table is intended to help you understand each Fund’s financial performance for the past 5 years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information audited by KPMG LLP, whose report, along with each Fund’s financial statements, are incorporated herein by reference and included in the Fund’s annual report, which is available upon request.

HSBC EMERGING MARKETS DEBT FUND

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Dividends						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions		Total Dividends	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income (Loss) to Average Net Assets(b)	Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)(b)	Portfolio Turnover (a)(c)
CLASS A SHARES
Period Ended October 31, 2011(d)	$10.00	0.25	0.25	0.50	(0.27)	—		(0.27)	$10.23	5.02%	$355	1.20%	4.81%	1.38%	10%
Year Ended October 31, 2012	$10.23	0.47	1.21	1.68	(0.49)	—	(e)	(0.49)	$11.42	16.90%	$482	1.20%	4.32%	1.55%	54%
Year Ended October 31, 2013	$11.42	0.43	(0.74)	(0.31)	(0.47)	(0.22)		(0.69)	$10.42	(2.84)%	$1,042	1.20%	3.92%	1.48%	53%
CLASS I SHARES
Period Ended October 31, 2011(d)	$10.00	0.29	0.24	0.53	(0.28)	—		(0.28)	$10.25	5.34%	$34,257	0.85%	5.07%	1.12%	10%
Year Ended October 31, 2012	$10.25	0.51	1.20	1.71	(0.52)	—	(e)	(0.52)	$11.44	17.19%	$39,751	0.85%	4.68%	1.28%	54%
Year Ended October 31, 2013	$11.44	0.45	(0.72)	(0.27)	(0.51)	(0.22)		(0.73)	$10.44	(2.52)%	$41,027	0.85%	4.19%	1.13%	53%
CLASS S SHARES
Period Ended October 31, 2011(d)	$10.00	0.30	0.23	0.53	(0.28)	—		(0.28)	$10.25	5.39%	$105	0.75%	5.14%	1.02%	10%
Year Ended October 31, 2012	$10.25	0.52	1.20	1.72	(0.53)	—	(e)	(0.53)	$11.44	17.30%	$124	0.75%	4.78%	1.18%	54%
Year Ended October 31, 2013	$11.44	0.47	(0.73)	(0.26)	(0.52)	(0.22)		(0.74)	$10.44	(2.42)%	$121	0.75%	4.29%	1.03%	53%

(a)	Not annualized for periods less than one year. Total return calculations do not include any redemption charges.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without the distinguishing between the classes of shares issued.
(d)	Commenced operations on April 7, 2011.
(e)	Represents less than $0.005 or $(0.005).

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Financial Highlights

          HSBC EMERGING MARKETS LOCAL DEBT FUND

          Selected data for a share outstanding throughout the periods indicated.

		Investment Activities				Dividends						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Return of Capital	Total Dividends	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income (Loss) to Average Net Assets(b)	Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)(b)	Portfolio Turnover (a)(c)
CLASS A SHARES
Period Ended October 31, 2011(d)	$10.00	0.12		(0.46)	(0.34)	(0.09)	—	(0.03)	(0.12)	$9.54	(3.43)%	$1,807	1.20%	2.29%	1.66%	66%
Year Ended October 31, 2012	$9.54	0.21		0.21	0.42	(0.10)	—	—	(0.10)	$9.86	4.47%	$2,053	1.20%	2.13%	1.94%	43%
Year Ended October 31, 2013	$9.86	0.24	(e)	(0.69)	(0.45)	(0.19)	(0.05)	(0.02)	(0.26)	$9.15	(4.60)%	$1,366	1.20%	2.49%	1.69%	86%
CLASS I SHARES
Period Ended October 31, 2011(d)	$10.00	0.13		(0.45)	(0.32)	(0.10)	—	(0.03)	(0.13)	$9.55	(3.21)%	$24,086	0.85%	2.46%	1.32%	66%
Year Ended October 31, 2012	$9.55	0.24		0.21	0.45	(0.13)	—	—	(0.13)	$9.87	4.80%	$30,602	0.85%	2.47%	1.62%	43%
Year Ended October 31, 2013	$9.87	0.28	(e)	(0.70)	(0.42)	(0.22)	(0.05)	(0.02)	(0.29)	$9.16	(4.25)%	$29,493	0.85%	2.87%	1.34%	86%
CLASS S SHARES
Period Ended October 31, 2011(d)	$10.00	0.14		(0.45)	(0.31)	(0.11)	—	(0.03)	(0.14)	$9.55	(3.16)%	$97	0.75%	2.58%	1.22%	66%
Year Ended October 31, 2012	$9.55	0.25		0.21	0.46	(0.14)	—	—	(0.14)	$9.87	4.89%	$102	0.75%	2.59%	1.51%	43%
Year Ended October 31, 2013	$9.87	0.29	(e)	(0.70)	(0.41)	(0.23)	(0.05)	(0.02)	(0.30)	$9.16	(4.16)%	$97	0.75%	2.97%	1.24%	86%

(a)	Not annualized for periods less than one year. Total return calculations do not include any redemption charges.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Commenced operations on April 7, 2011.
(e)	Calculated based on average shares outstanding.

88

Financial Highlights

          HSBC FRONTIER MARKETS FUND

          Selected data for a share outstanding throughout the periods indicated.

		Investment Activities				Dividends				Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Total Dividends	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income (Loss) to Average Net Assets(b)	Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)(b)	Portfolio Turnover (a)(c)
CLASS A SHARES
Period Ended October 31, 2011(d)	$10.00	—	(e)	(0.34)	(0.34)	—	—	$9.66	(3.40)%	$97	2.30%	(0.26)%	2.57%	6%
Year Ended October 31, 2012	$9.66	0.16	(f)	1.12	1.28	(0.01)	(0.01)	$10.93	13.27%	$1,409	2.20%	1.51%	3.79%	26%
Year Ended October 31, 2013	$10.93	0.08	(f)	2.45	2.53	(0.40)	(0.40)	$13.06	23.85%	$18,342	2.20%	0.60%	2.69%	44%
CLASS I SHARES
Period Ended October 31, 2011(d)	$10.00	—	(e)	(0.33)	(0.33)	—	—	$9.67	(3.30)%	$14,407	1.96%	0.09%	2.23%	6%
Year Ended October 31, 2012	$9.67	0.29	(f)	1.03	1.32	(0.02)	(0.02)	$10.97	13.68%	$16,375	1.85%	2.83%	2.79%	26%
Year Ended October 31, 2013	$10.97	0.15	(f)	2.43	2.58	(0.40)	(0.40)	$13.15	24.25%	$70,273	1.85%	1.20%	2.38%	44%

(a)	Not annualized for periods less than one year. Total return calculations do not include any redemption charges.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Commenced operations on September 6, 2011.
(e)	Represents less than $0.005 or $(0.005).
(f)	Calculated based on average shares outstanding.

89

Financial Highlights

          HSBC TOTAL RETURN FUND

          Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Dividends					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investment	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period	Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)(c)	Portfolio Turnover (b)(d)
CLASS A SHARES
Period Ended October 31, 2012(e)	$10.00	0.03	0.33	0.36	(0.04)	—	(0.04)	$10.32	3.62%	$256	1.60%	0.56%	1.61%	83%
Year Ended October 31, 2013	$10.32	0.10	(0.21)	(0.11)	(0.05)	(0.03)	(0.08)	$10.13	(1.06)%	$268	1.47%	0.94%	1.47%	64%
CLASS I SHARES
Period Ended October 31, 2012(e)	$10.00	0.07	0.31	0.38	(0.05)	—	(0.05)	$10.33	3.82%	$348,443	1.18%	1.08%	1.18%	83%
Year Ended October 31, 2013	$10.33	0.13	(0.20)	(0.07)	(0.08)	(0.03)	(0.11)	$10.15	(0.66)%	$642,545	1.18%	1.33%	1.18%	64%
CLASS S SHARES
Period Ended October 31, 2012(e)	$10.00	0.05	0.34	0.39	(0.06)	—	(0.06)	$10.33	3.87%	$104	1.15%	0.91%	1.48%	83%
Year Ended October 31, 2013	$10.33	0.18	(0.24)	(0.06)	(0.09)	(0.03)	(0.12)	$10.15	(0.57)%	$24,758	1.12%	1.80%	1.12%	64%

(a)	Calculated using average share method.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	Commenced operations on March 30, 2012.

90

Financial Highlights

          HSBC RMB FIXED INCOME FUND

          Selected data for a share outstanding throughout the periods indicated.

		Investment Activities				Dividends						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions		Total Dividends	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income (Loss) to Average Net Assets(b)	Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)(b)	Portfolio Turnover (a)(c)
CLASS A SHARES
Period Ended October 31, 2012(d)	$10.00	0.10	(e)	0.22	0.32	(0.08)	—		(0.08)	$10.24	3.24%	$1,530	1.45%	2.54%	3.26%	—%
Year Ended October 31, 2013	$10.24	0.31		0.29	0.60	(0.32)	—	(f)	(0.32)	$10.52	5.96%	$2,959	1.45%	2.97%	2.50%	—%
CLASS I SHARES
Period Ended October 31, 2012(d)	$10.00	0.10	(e)	0.24	0.34	(0.09)	—		(0.09)	$10.25	3.40%	$10,134	1.10%	2.43%	2.26%	—%
Year Ended October 31, 2013	$10.25	0.34		0.30	0.64	(0.36)	—	(f)	(0.36)	$10.53	6.31%	$10,856	1.10%	3.30%	2.09%	—%
CLASS S SHARES
Period Ended October 31, 2012(d)	$10.00	0.10	(e)	0.24	0.34	(0.09)	—		(0.09)	$10.25	3.44%	$103	1.00%	2.53%	2.16%	—%
Year Ended October 31, 2013	$10.25	0.35		0.30	0.65	(0.37)	—	(f)	(0.37)	$10.53	6.41%	$110	1.00%	3.40%	1.99%	—%

(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Commenced operations on June 8, 2012.
(e)	Calculated based on average shares outstanding.
(f)	Represents less than $0.005 or $(0.005).

91

For more information about the Funds, the following documents are or will be available free upon request:

Annual/Semi-annual Reports:

The Funds’ annual and semi-annual reports to shareholders contain additional information on the Funds’ investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and legally considered a part of this prospectus.

You can get free copies of the Funds’ annual and semi-annual reports and the SAI and prospectuses of other funds in the HSBC Family of Funds from the Funds’ website at www.emfunds.us.hsbc.com or at www.investorfunds.us.hsbc.com. You can also obtain these items or request other information, and discuss your questions about the Fund, by contacting a broker or bank through which shares of the Funds may be purchased or sold, or by contacting the Funds at:

HSBC Funds
P.O. Box 182845
Columbus, Ohio 43218-2845
Telephone: 1-800-782-8183

You can review and copy the Funds’ annual and semi-annual reports and SAI at the Public Reference Room of the SEC in Washington D.C. You can get text-only copies:

  For a duplicating fee, by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090 or 1-800-SEC-0330.
  Free from the SEC’s Website at www.sec.gov.

Investment Company Act File No. 811-04782.

HSB-PU-EM 0314

STATEMENT OF ADDITIONAL INFORMATION

HSBC FUNDS
	Class A	Class B	Class C	Class I
HSBC BRIC Equity Fund	HBEAX	---	---	HBEIX
HSBC China Equity Fund	HIICX	---	---	HICIX
HSBC Growth Fund	HOTAX	HOTBX	HOTCX	HOTYX
HSBC India Equity Fund	HIIAX	---	---	HIIIX
HSBC Opportunity Fund	HSOAX	HOPBX	HOPCX	---
HSBC Short Duration Fixed Income Fund	HSHAX	HSHBX	HSHCX	HSHIX
WORLD SELECTION FUNDS
Aggressive Strategy Fund	HAAGX	HBAGX	HCAGX	---
Balanced Strategy Fund	HAGRX	HSBGX	HCGRX	---
Moderate Strategy Fund	HSAMX	HSBMX	HSCMX	---
Conservative Strategy Fund	HACGX	HBCGX	HCCGX	---
Income Strategy Fund	HINAX	HINBX	HINCX	---

HSBC ADVISOR FUNDS TRUST
Class I
HSBC Opportunity Fund				RESCX

P.O. Box 182845
Columbus, Ohio 43218-2845

General and Account Information - (800) 782-8183 (Toll Free)

HSBC Global Asset Management (USA) Inc., Investment Adviser and Administrator of the Funds (“Adviser” or “Administrator”)	Citi Fund Services Ohio, Inc., Sub-Administrator of the Funds (“Citi” or “Sub-Administrator”)

Winslow Capital Management, LLC, Subadviser to HSBC Growth Fund (“Winslow”)	Westfield Capital Management Company, L.P., Subadviser to each HSBC Opportunity Fund (“Westfield”)

HSBC Global Asset Management (France), Subadviser to HSBC BRIC Equity Fund (“AMFR”)	HSBC Global Asset Management (Hong Kong) Limited, Subadviser to the HSBC China Equity Fund (“HSBC Hong Kong”)

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS ONLY AUTHORIZED FOR DISTRIBUTION WHEN PRECEDED OR ACCOMPANIED BY ONE OR MORE OF THE PROSPECTUSES FOR THE FUNDS DATED FEBRUARY 28, 2014 (the “Prospectuses”). This Statement of Additional Information (“SAI”) contains additional and more detailed information than that set forth in the Prospectuses and should be read in conjunction with the Prospectuses. The Prospectuses and SAI may be obtained without charge by writing or calling the HSBC Funds (the “Trust”) and HSBC Advisor Funds Trust (the “Advisor Trust” and together with the Trust, the “Trusts”) at the address and telephone number printed above.

References in this SAI to the “Prospectuses” are to the relevant Prospectuses dated February 28, 2014 of the Trusts, by which shares of the funds listed above (each a “Fund” and, collectively, the “Funds”) are being offered. Unless the context otherwise requires, terms defined in the Prospectuses have the same meaning in this SAI as in the Prospectuses.

Each Fund’s current audited financial statements (and the audited financial statements of the corresponding portfolios, for Funds with a master/feeder structure) dated October 31, 2013, are hereby incorporated herein by reference from the Annual Report of the Funds dated October 31, 2013, as filed with the Securities and Exchange Commission (the “SEC”). Copies of this Annual Report may be obtained without charge by writing or calling the Trusts at the address and telephone number printed above.

February 28, 2014

Writing Covered Calls	46
Zero Coupon Obligations	46

PORTFOLIO TURNOVER	46

PORTFOLIO TRANSACTIONS	47

DISCLOSURE OF PORTFOLIO HOLDINGS	49

INVESTMENT RESTRICTIONS	50

All Funds	51
Short Duration Fund	51
Global Funds	52
Growth Fund (Growth Portfolio)	53
Opportunity Fund and Advisor Opportunity Fund (Opportunity Portfolio)	54
World Selection Funds	55
Percentage and Rating Restrictions (All Funds)	56

MANAGEMENT OF THE TRUSTS AND THE PORTFOLIO TRUST	56

Boards of Trustees	56
Board Composition and Leadership Structure	56
Board’s Role in Risk Oversight of the Trusts	57
Qualification of the Trustees	57
Committees	60
Fund Ownership	61
Trustee and Officer Compensation	62
Proxy Voting	62

INVESTMENT ADVISORY AND OTHER SERVICES	63

Investment Adviser	63
Subadvisers	65
Portfolio Managers	66
Distribution Plans - Class A, Class B, and Class C Shares Only	73
The Distributor	73
Shareholder Services Plan	75
Administrator and Sub-Administrator	75
Transfer Agent	76
Custodian	76
Fund Accounting Agent	77
Shareholder Servicing Agents	77
Federal Banking Law	78
Expenses	78

DETERMINATION OF NET ASSET VALUE	78

PURCHASE OF SHARES	81

Exchange Privilege	82
In-Kind Purchases	83
Automatic Investment Plan	83
Purchases Through a Shareholder Servicing Agent or a Securities Broker	83

SALES CHARGES	84

Class A Shares	84
Sales Charge Waivers	84
Concurrent Purchases	85
Letter of Intent	85
Right of Accumulation	86
Contingent Deferred Sales Charge (“CDSC”) - Class B Shares	86
Conversion Feature - Class B Shares and Class C Shares	86
Level Load Alternative - Class C Shares	87

REDEMPTION OF SHARES	87

Systematic Withdrawal Plan	88
Redemption of Shares Purchased Directly Through the Funds	88

RETIREMENT PLANS	89

Individual Retirement Accounts (“IRAs”)	89
Defined Contribution Plans	89
Section 457 Plan, 401(k) Plan, 403(b) Plan	89

DIVIDENDS AND DISTRIBUTIONS	89

DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES	90

Trust and Advisor Trust	90
Portfolio Trust	91
Ownership of the Funds	92

TAXATION	101

Tax Status of the Funds	101
The Portfolios	102
Distributions in General	102
Sale, Exchange, or Redemption of Shares	103
Backup Withholding	103
Other Taxation	103
Fund Investments	104
Special Tax Considerations for the World Selection Funds	105
Foreign Tax Issues	105

OTHER INFORMATION	108

Capitalization	108
Independent Registered Public Accounting Firm	108
Counsel	108
Code of Ethics	108
Registration Statement	108
Financial Statements	109
Shareholder Inquiries	109

APPENDIX A: DESCRIPTION OF SECURITIES RATINGS	A-1

APPENDIX B: DESCRIPTION OF MUNICIPAL OBLIGATIONS	B-1

APPENDIX C: HSBC FUNDS, HSBC ADVISOR FUNDS TRUST, and HSBC PORTFOLIOS PROXY
VOTING POLICY	C-1

v

APPENDIX D: PROXY VOTING POLICY AND PROCEDURES for HSBC GLOBAL ASSET
MANAGEMENT (USA) INC., HSBC GLOBAL ASSET MANAGEMENT (HONG KONG) LIMITED,
and HSBC GLOBAL ASSET MANAGEMENT (SINGAPORE) LIMITED	D-1

APPENDIX E: WESTFIELD CAPITAL, PROXY VOTING POLICY	E-1

APPENDIX F: WINSLOW, PROXY VOTING POLICY SUMMARY	F-1

APPENDIX G: HSBC GLOBAL ASSET MANAGEMENT (FRANCE) PROXY VOTING POLICY
SUMMARY	G-1

GENERAL INFORMATION

THE FUNDS

Each of the HSBC BRIC Equity Fund (“BRIC Equity Fund”), HSBC China Equity Fund (“China Equity Fund”), HSBC Growth Fund (“Growth Fund”), HSBC India Equity Fund (“India Equity Fund”), HSBC Opportunity Fund (“Opportunity Fund”), and HSBC Short Duration Fixed Income Fund (“Short Duration Fund”) and the Aggressive Strategy Fund (“Aggressive Strategy Fund”), Balanced Strategy Fund (“Balanced Strategy Fund”), Conservative Strategy Fund (“Conservative Strategy Fund”), Moderate Strategy Fund (“Moderate Strategy Fund”) and Income Strategy Fund (“Income Strategy Fund”) (each a “World Selection Fund”) is a series of the Trust, an open-end, management investment company that currently consists of multiple series, each of which has its own distinct investment objectives and policies. The HSBC Opportunity Fund, Class I Shares (“Advisor Opportunity Fund”) is a separate series of the Advisor Trust. Each Fund is “diversified,” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), except the China Equity Fund and India Equity Fund, which are non-diversified.

Each Fund is described in this SAI. The Trust also includes certain fixed income, equity, asset allocation and money market funds (“Money Market Funds”) that are covered in separate SAIs.

THE TRUST

The Growth Fund, Opportunity Fund, and Short Duration Fund are each feeder funds (each, a “Feeder Fund”) in a master/feeder arrangement whereby the Fund seeks to achieve its investment objective by investing all of its assets in a series (each, an “Underlying Portfolio”) of the HSBC Portfolios (the “Portfolio Trust”) which has the same investment objective as the corresponding Feeder Fund, as indicated below:

Feeder Fund	Underlying Portfolio (“Master Portfolio”)
Growth Fund	Growth Portfolio
Opportunity Fund and Advisor Opportunity Fund	Opportunity Portfolio
Short Duration Fund	Short Duration Fixed Income Portfolio (the “Short
Duration Portfolio”)

With respect to the Feeder Funds, the descriptions of the Funds in this SAI are inclusive of the Underlying Portfolios in which the Funds invest. The Portfolio Trust is an open-end management investment company.

As of the date of this SAI, the BRIC Equity Fund, China Equity Fund, India Equity Fund and Short Duration Fund had not commenced operations.

Shares of the BRIC Equity Fund, India Equity Fund, and China Equity Fund are divided into two separate classes: Class A (the “Class A Shares”) and Class I (the “Class I Shares.”) Shares of the World Selection Funds and the Opportunity Fund are divided into three separate classes: Class A Shares, Class B (the “Class B Shares”) and Class C (the “Class C Shares”). Shares of each of the other Funds listed above are divided into four separate classes: Class A Shares, Class B Shares, Class C Shares and Class I Shares.

Shares of the Funds, including the World Selection Funds, but excluding Class B Shares of the Fund, are continuously offered by the Distributor. Certain share classes are subject to investment minimums. See the Prospectuses and “Purchase of Shares” and “Sales Charges” in this SAI.

See “Description Of Shares, Voting Rights, and Liabilities - Trust and Advisor Trust,” and “Other Information – Capitalization” for more information about the Trust.

THE ADVISOR TRUST

The Advisor Opportunity Fund is a series of the Advisor Trust, an open-end, diversified management investment company. The Advisor seeks to achieve the investment objective of the Advisor Opportunity Fund by investing all of the Advisor Opportunity Fund’s assets in the Opportunity Portfolio, as set forth in the table above on page 1. Therefore, the Advisor Opportunity Fund is a “Feeder Fund,” in addition to the Feeder Funds of the Trust. The Opportunity Portfolio is a series of the Portfolio Trust and has the same investment objective as the Advisor Opportunity Fund. The Advisor Opportunity Fund is offered in a single class, Class I Shares, and is offered to investment management clients of the Adviser and its affiliates, or to investors that meet certain minimum investment requirements. See the Prospectuses and “Purchase of Shares” and “Sales Charges.”

See “Description of Shares, Voting Rights, and Liabilities - Trust and Advisor Trust,” and “Other Information – Capitalization” for more information about the Advisor Trust in this SAI.

WORLD SELECTION FUNDS

Each World Selection Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in a combination of mutual funds managed by the Adviser (the “Affiliated Underlying Funds”) and mutual funds and exchange-traded funds ("ETFs") managed by investment advisers that are not associated with the Adviser (“Unaffiliated Underlying Funds” and, together with the Affiliated Underlying Funds, the “Underlying Funds”). Each Fund may also purchase and hold exchange-traded notes (“ETNs”). The Underlying Funds may include real estate funds that are organized as mutual funds or ETFs. Each World Selection Fund invests according to the investment objectives and strategies described in its Prospectus.

The World Selection Funds provide an asset allocation option to investors who seek to diversify their investment across a variety of asset classes. The World Selection Funds consist of the following asset allocation Funds: Aggressive Strategy Fund, Conservative Strategy Fund, Balanced Strategy Fund, Moderate Strategy Fund and Income Strategy Fund. Each World Selection Fund offers three different classes of shares: Class A Shares, Class B Shares and Class C Shares. Each class of shares has different characteristics and is subject to different fees and expenses. See “Purchase of Shares” for information about the various classes and eligibility to invest therein.

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

The following information supplements the discussion of the investment objective, policies, and risks of each Fund in the Prospectuses. There can be no assurance that the investment objectives of a Fund will be achieved. Except as otherwise indicated, the investment objective and related policies and strategies of a Fund are not fundamental and may be changed by the Board of Trustees of the relevant Trust or Trusts (the “Board”) without the approval of Fund shareholders. Shareholders will be given advance notice of material changes to a Fund's investment objective or other non-fundamental investment policies. If there is a change, shareholders should consider whether a Fund remains an appropriate investment in light of their then-current financial position and needs.

With respect to the Feeder Funds, it should be understood that all discussions of investment objectives, strategies and risks of a Fund refer also to the investment objectives, strategies and risks of the Underlying Portfolio.

With respect to the World Selection Funds, the discussions in the Prospectus of investment objectives, strategies, and risks that are applicable to the Underlying Funds in which a World Selection Fund invests are relevant to understanding the investment objectives, strategies, and risks of the World Selection Fund. The ability of a World Selection Fund to meet its investment objective depends on the ability of the Underlying Funds to meet their own investment objectives. It is possible that one or more Underlying Funds will not meet their own investment objectives, which would affect a World Selection Fund’s performance. There can be no assurance that the investment objective of any World Selection Fund or any Underlying Fund will be achieved.

For purposes of this SAI, references to a Fund’s subadviser (each, a “Subadviser”) should be understood as referring to the relevant Subadviser.

CHINA EQUITY FUND AND INDIA EQUITY FUND

Because the Funds are non-diversified, the Funds are not subject to any statutory restrictions under the 1940 Act with respect to limiting the investment of the Fund’s assets in one or relatively few issuers. This ability to invest in a relatively small number of issuers may present greater risks than in the case of a diversified mutual fund. However, each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to so qualify under current law, at the close of each quarter of the Fund’s taxable year, at least 50% of each Fund’s total assets must be represented by cash, U.S. Government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% of each Fund’s total assets may be invested in securities of one issuer (or two or more issuers which are controlled by that Fund and which are determined to be engaged in the same or similar trades or businesses or related businesses) other than U.S. Government securities or the securities of other regulated investment companies, or in the securities of one or more “qualified publicly traded partnerships.”

GROWTH FUND (GROWTH PORTFOLIO)

The Fund seeks to achieve its investment objective by investing all of its assets in the Growth Portfolio, which has the same investment objective as the Fund.

In addition to the permissible investments described in the Prospectus, the Growth Portfolio also may: (i) invest in options on securities, securities indices or foreign currencies, (ii) invest in futures contracts and options on futures contracts, (iii) enter into forward foreign currency exchange contracts, and (iv) invest up to 10% of its net assets (at the time of investment) in debt and equity securities which are traded in developed foreign countries. The Growth Portfolio does not intend to write covered call options with respect to securities with an aggregate market value of more than 10% of its total assets at the time an option is written. The Growth Portfolio will not invest more than 5% of its net assets (at the time of investment) in lower rated (BB (rated by S&P)/Ba (rated by Moody’s) or lower), high-yield bonds, commonly referred to as “junk bonds.” The Growth Portfolio may retain a bond when its rating drops below investment grade if it is in the best interest of its shareholders. Securities rated BB/Ba or lower by a nationally recognized statistical rating organization (“NRSRO”) are considered to have speculative characteristics.

The Growth Portfolio will not purchase securities for short-term trading purposes. Pending investment in equity and debt and also for temporary defensive purposes, the Growth Portfolio may invest in short-term debt and other high-quality, fixed income securities and cash equivalents, which may include, but are not limited to: (i) short-term obligations of the U.S. and foreign sovereign governments and their agencies and instrumentalities; (ii) interest bearing savings deposits, certificates of deposit and bankers’ acceptances of U.S. and foreign banks; (iii) high-quality rated commercial paper of U.S. or foreign issuers; and (iv) repurchase agreements related to the foregoing.

When Winslow, the subadviser to the Portfolio, believes that investing for temporary defensive reasons is appropriate, such as during times of international, political or economic uncertainty or turmoil, or in order to meet anticipated redemption requests, part or all of the Growth Portfolio’s assets may be invested in cash (including foreign currency) or cash equivalent short-term obligations including, but not limited to, certificates of deposit, commercial paper, short-term notes and U.S. Government securities. U.S. Government securities in which the Growth Portfolio may invest include: (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the U.S. Government; and (ii) obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association), some of which are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of Federal Home Loan Banks), and some of which are backed only by the credit of the issuer itself (e.g., obligations of the Federal Farm Credit Bank). The Portfolio’s investment objective may not be achieved when it is invested in a temporary defensive position.

OPPORTUNITY FUND AND ADVISOR OPPORTUNITY FUND (OPPORTUNITY PORTFOLIO)

The Opportunity Fund and Advisor Opportunity Fund each seek to achieve their investment objectives by investing all of their assets in the Opportunity Portfolio, which has the same objective as both the Opportunity Fund and the Advisor Opportunity Fund. The following description applies to each Fund.

Although the Portfolio will invest primarily in common stocks, the Portfolio may, to a limited extent, seek appreciation in other types of securities such as foreign or convertible securities and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments. The Opportunity Portfolio may invest up to 20% (and generally expects to invest between 5% and 10%) in foreign securities, excluding American Depositary Receipts (“ADRs”).

When Westfield, the subadviser to the Portfolio, believes that investing for temporary defensive reasons is appropriate, such as during times of international, political or economic uncertainty or turmoil, or in order to meet anticipated redemption requests, part or all of the Portfolio’s assets may be invested in cash (including foreign currency) or cash equivalent short-term obligations including, but not limited to, certificates of deposit, commercial paper, short-term notes and U.S. Government securities. U.S. Government securities in which the Portfolio may invest include: (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the U.S. Government; and (ii) obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association), some of which are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of Federal Home Loan Banks) and some of which are backed only by the credit of the issuer itself (e.g., obligations of the Federal Farm Credit Bank). The Portfolio’s investment objective may not be achieved when it is invested in a temporary defensive position.

SHORT DURATION FUND (SHORT DURATION PORTFOLIO)

The Fund seeks to achieve its investment objective by investing all of its assets in the Portfolio, which has the same investment objective as the Fund. The Portfolio may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers, and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures, commercial paper and variable rate demand notes. The bank obligations in which the Portfolio may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits.

A portion of the Portfolio’s assets may be invested in bonds and other fixed income securities denominated in foreign currencies (subject to any limitation set forth in the Prospectus) if, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. These holdings may be in as few as one foreign currency bond market (such as the United Kingdom gilt market), or may be spread across several foreign bond markets. The Portfolio may also purchase securities of developing countries. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where, in the Adviser’s judgment, unacceptable currency risk exists, currency futures, forwards and options and swaps may be used to hedge the currency risk. The Portfolio may invest in Eurodollar bank obligations and Yankee bank obligations, and may also invest in Brady Bonds, which are issued as a result of a restructuring of a country’s debt obligations to commercial banks under the “Brady Plan.”

The Portfolio may also invest in the following instruments on a temporary basis when economic or market conditions are such that the Adviser deems a temporary defensive position to be appropriate: time deposits, certificates of deposit and bankers’ acceptances issued by a commercial bank or savings and loan association; commercial paper rated at the time of purchase by one or more NRSROs in one of the two highest categories or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by an NRSRO; short-term corporate obligations rated high-grade by an NRSRO; U.S. Government obligations; Government agency securities issued or guaranteed by U.S. Government-sponsored instrumentalities and federal agencies; and repurchase agreements collateralized by the securities listed above.

The Portfolio may use derivatives to the extent set forth in the Prospectus, as supplemented by the additional disclosures in this SAI. While the Portfolio intends to use derivatives primarily for hedging purposes or for cash management purposes, it may also do so to enhance return when the Adviser believes the investment will assist the Portfolio in achieving its investment objectives.

The Trusts, on behalf of Funds that have commenced operations, have claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and, therefore, are not subject to registration or regulation as a CPO under the CEA. The Adviser is not deemed to be a CPO with respect to its service as investment adviser to the Funds. To the extent that the Trusts, on behalf of Funds that have commenced operations, are no longer eligible to claim an exclusion from Commodity Futures Trading Commission (“CFTC”) regulation, these Funds may consider steps in order to continue to qualify for this exclusion, or may determine to operate subject to CFTC regulation. If a Fund operates subject to CFTC regulation, it may incur additional compliance and other expenses

INVESTMENT TECHNIQUES

Each Fund (through its investments in the Underlying Funds for each World Selection Fund) invests in a variety of securities in accordance with its investment objectives and policies (as described in the Prospectuses and above in this SAI) and employs a number of investment techniques. Each type of security and technique involves certain risks. The following is an alphabetical list of the investment techniques used by the Funds as indicated in the table, and the main risks associated with those techniques. For purposes of this section, the term “Fund” includes any Underlying Fund in which a World Selection Fund invests.

For the Opportunity Fund, Advisor Opportunity Fund and Growth Fund (the “Equity Funds”), and Short Duration Fund, references to investment techniques employed by a Fund refer to the techniques employed by the relevant Underlying Portfolio. For the Equity Funds, as well as the BRIC Equity Fund, China Equity Fund and India Equity Fund (the “Global Funds”), references to the Adviser should be understood as referring jointly to the Adviser and the relevant Subadviser. The Global Funds may be included in the definition of the Equity Funds where appropriate.

The table below indicates the types of investments and techniques that are material to the investment strategies employed by each Fund. In some cases, the omission of a Fund is not intended to imply that the Fund is precluded from investing in the types of investments or employing the techniques indicated below. Generally, if a particular type of investment or technique is not indicated as being applicable to a particular Fund, the particular type of investment or technique will not be material to the investment strategies employed by the Fund, although any risk factors that are stated more generally with respect to any broader category of investment or technique may still apply.

	Equity		Global			World Selection
	Funds		Funds			Funds
Type of Investment or Technique	Growth Fund	Opportunity Fund and Advisor Opportunity Fund	BRIC Equity Fund	China Equity Fund	India Equity Fund	Aggressive Strategy Fund	Balanced Strategy Fund	Conservative Strategy Fund	Moderate Strategy Fund	Income Strategy Fund	Short Duration Fund
American Depositary Receipts	X	X	X	X	X	X	X	X	X	X
Asset-Backed Securities				X	X	X	X	X	X	X	X
Banking Industry and Savings and Loan Industry Obligations				X	X						X
Brady Bonds				X	X	X	X	X	X	X	X
Cash Sweep Program	X	X	X	X	X	X	X	X	X	X	X
Convertible Securities	X	X		X	X	X	X	X	X	X	X
Derivatives			X	X	X	X	X	X	X	X	X
Forward Foreign Currency Contracts and Options on Foreign			X	X	X	X	X	X	X	X	X
Currencies
Futures Contracts			X	X	X	X	X	X	X	X	X
Hybrid Instruments						X	X	X	X	X
Options and Futures and Related Risks			X	X	X	X	X	X	X	X	X
Swaps, Caps, Floors and Collars				X	X	X	X	X	X	X	X
Emerging Markets		X	X	X	X	X	X	X	X	X	X
Equity Securities	X	X				X	X	X	X	X	X
Eurodollar and Yankee Bank Obligations					X	X	X	X	X	X	X
Exchange Traded Funds	X	X	X	X	X	X	X	X	X	X	X
Exchange Traded Notes						X	X	X	X	X
Fixed Income Securities	X	X	X	X	X	X	X	X	X	X	X
Floating and Variable Rate Obligations				X	X	X	X	X	X	X	X
Foreign Currency Exchange - Related Securities	X	X	X	X	X	X	X	X	X	X	X
Foreign Securities	X	X	X	X	X	X	X	X	X	X	X
Global Financial Markets	X	X	X	X	X	X	X	X	X	X	X
High Yield/High Risk Securities	X	X	X	X	X	X	X	X	X	X	X
Illiquid Investments, Rule 144A Securities, and Section 4(a)(2) Securities	X	X	X	X	X	X	X	X	X	X	X
Inverse Floating Rate Obligations				X	X	X	X	X	X	X	X
Investment Company Securities	X	X	X	X	X	X	X	X	X	X	X
Money Market Securities	X	X	X	X	X	X	X	X	X	X	X
Mortgage Dollar Roll Transactions				X	X	X	X	X	X	X	X
Mortgage-Related Securities		X	X	X	X	X	X	X	X	X	X
Other Depositary Receipts (CDRs, EDRs, GDRs)			X	X	X	X	X	X	X	X
Real Estate Securities	X	X		X	X	X	X	X	X	X
Repurchase Agreements	X	X	X	X	X	X	X	X	X	X	X
Short Sales						X	X	X	X	X	X
Short-Term Trading	X	X	X	X	X	X	X	X	X	X	X
Sovereign and Supranational Debt Obligations		X		X	X	X	X	X	X	X
Special Risk Factors Affecting Brazil			X
Special Risk Factors Affecting China			X	X
Special Risk Factors Affecting India			X		X
Special Risk Factors Affecting Russia			X
U.S. Government Securities	X	X	X	X	X	X	X	X	X	X	X
Warrants	X		X	X	X	X	X	X	X	X
When-Issued and Delayed-Delivery Securities			X	X	X	X	X	X	X	X	X
Writing Covered Calls						X	X	X	X	X
Zero Coupon Obligations				X	X	X	X	X	X	X	X

AMERICAN DEPOSITARY RECEIPTS

The Funds may invest in ADRs. ADRs are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository that has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Funds may invest in either type of ADR.

Although a U.S. investor (such as a Fund) holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Funds may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Funds’ custodian in five days. The Funds may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in foreign currency. Other types of depositary receipts are discussed under “Other Depositary Receipts” in this section.

ASSET-BACKED SECURITIES

The Funds may invest in asset-backed securities. Through the use of trusts and special purpose subsidiaries, various types of assets, including auto loans, credit card receivables, home equity loans, and student loans, are being securitized in pass-through structures similar to the mortgage pass-through structures described below or in a pay-through structure similar to the collateralized mortgage structure.

Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of the Fund’s portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

Asset-backed securities present certain additional risks because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on these securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee.

BANKING INDUSTRY AND SAVINGS AND LOAN INDUSTRY OBLIGATIONS

The World Selection Funds may invest in certificates of deposit, time deposits, bankers’ acceptances, and other short-term debt obligations issued by commercial banks and savings and loan associations (“S&Ls”). As a temporary defensive measure, the Short Duration Fund, China Equity Fund and India Equity Fund, may also invest in such obligations.

Certificates of deposit are receipts from a bank or S&L for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit but are uncertificated. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. Time deposits maturing in more than seven days and subject to withdrawal penalties will be subject to each Fund’s restriction on investments in illiquid securities.

The Funds will not invest in any obligation of a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks that do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $250,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation (the “FDIC”); (ii) in the case of U.S. banks, it is a member of the FDIC; and (iii) in the case of foreign banks and foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities that may be purchased by the Funds.

The Funds may also invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as a temporary defensive measure. Euro and Yankee dollar investments will involve some of the same risks as investing in foreign securities, as described below.

BRADY BONDS

The Funds may invest a portion of their assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings. Brady Bonds are not considered U.S. Government securities.

Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds in which the Funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

CASH SWEEP PROGRAM

Each Fund may participate in a cash sweep program (the “Cash Sweep Program”). In the Cash Sweep Program, a Fund’s uninvested cash balances are used to purchase Class I Shares of the HSBC Prime Money Market Fund (the “Prime Money Market Fund”). The Cash Sweep Program can reduce exposure to the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing ready liquidity and increased diversity of holdings. Class I Shares of the Prime Money Market Fund sold to and redeemed from a Fund will not be subject to a sales charge, as defined in rule 2830(b)(8) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”), or service fee, as defined in rule 2830(b)(9) of the Conduct Rules of FINRA, in connection with the purchase, sale, or redemption of such shares by a Fund, or the advisory fee for the investing Fund will be waived in an amount that offsets the amount of such sales charges and/or service fees incurred by that Fund. More detailed information about the Prime Money Market Fund may be found in its current Prospectus and the separate SAI that includes the various Money Market Funds.

CONVERTIBLE SECURITIES

The Funds may invest in securities that are convertible into common stock. Convertible bonds are issued with lower coupons than non-convertible bonds of the same quality and maturity, but they give holders the option to exchange their bonds for a specific number of shares of the company’s common stock at a predetermined price. This structure allows the convertible bond holder to participate in share price movements in the company’s common stock. The actual return on a convertible bond may exceed its stated yield if the company’s common stock appreciates in value, and the option to convert to common shares becomes more valuable. Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. See “Equity Securities” in this section.

Convertible preferred stocks are non-voting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds; however, they do not have a maturity date. Due to their fixed income features, convertible issues typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders would have claims on company assets senior to those of stockholders; preferred stockholders would have claims senior to those of common stockholders.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

DERIVATIVES

The Funds (except the Growth Fund, Opportunity Fund and Advisor Opportunity Fund) may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement the value of which is based on, or “derived” from, a traditional security, asset, or market index. Some derivatives such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with the use of derivatives, including the possibility of a total loss of the amount invested. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds may use derivatives for hedging purposes or cash management purposes, as a substitute for investing directly in securities, or as part of a strategy to gain exposure to characteristics of investments in foreign markets through efficient portfolio management techniques. When a derivative is used as a hedge against a position that a Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that a Fund’s hedging transactions will be effective. Included in the foregoing are investments in derivatives to create synthetic foreign bond positions. Certain Funds (as reflected in the Prospectuses or in other sections of this SAI) may use derivatives to seek to enhance return when the Adviser believes the investment will assist the Fund in achieving its investment objectives.

Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a Fund may wish to retain a Fund's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found. When such markets are unavailable, a Fund will be subject to increased liquidity risk.

Also, any additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness of a Fund’s derivatives transactions and cause the Fund to lose value.

The risks associated with derivatives are heightened when the Adviser uses derivatives to enhance a Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of the Adviser’s derivatives strategies will also be affected by its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Certain derivative positions may be difficult to close out when a Fund’s portfolio manager may believe it would be appropriate to do so.

Forward Foreign Currency Contracts And Options On Foreign Currencies

The Funds may enter into forward foreign currency contracts and options on foreign currencies. Forward foreign currency exchange contracts (“forward contracts”) are generally intended to minimize the risk of loss to a Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. By entering into transactions in forward contracts, however, a Fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for non-hedging purposes, the Fund may sustain losses that will reduce its gross income. Forward contracts are typically traded over-the-counter and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments and their use involves certain risks beyond those associated with transactions in futures contracts or options traded on exchanges.

A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers. A forward contract may be used, for example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of the security.

The Short Duration Fund may also purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. See “Options and Futures and Related Risks” in this section.

The Short Duration Fund may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, the Fund may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract’s underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the Fund may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

There is a risk in adopting a synthetic investment position to the extent that the value of a security denominated in U.S. dollars or other foreign currency is not exactly matched with a Fund’s obligation under the forward contract. On the date of maturity, a Fund may be exposed to some risk of loss from fluctuations in that currency. When a Fund enters into a forward contract for purposes of creating a synthetic security, it will generally be required to hold high-grade, liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the forward contract.

Transactions in forward contracts entered into for hedging purposes will include forward purchases or sales of foreign currencies for the purpose of protecting the U.S. dollar value of securities denominated in a foreign currency or protecting the U.S. dollar-equivalent of interest or dividends to be paid on such securities. By entering into such transactions, however, a Fund may be required to forego the benefits of advantageous changes in exchange rates. The Funds that may use derivatives to enhance their returns may enter into transactions in forward contracts for purposes other than hedging, which presents greater profit potential but also involves increased risk of losses that will reduce their gross income. If the expected changes in the value of the currency occur, a Fund will realize profits that will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, a Fund may sustain losses that will reduce its gross income. Such transactions, therefore, could be considered speculative.

Futures Contracts

The Funds may buy and sell futures contracts that relate to (1) broadly-based stock indices (these are referred to as "stock index futures"), (2) an individual stock ("single stock futures"), (3) other broadly-based securities indices (these are referred to as "financial futures"), and (4) foreign currencies. A broadly-based stock index is used as the basis for trading stock index futures. They may, in some cases, be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. Financial futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the securities or to make or accept the cash settlement called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the securities or to make or accept the cash settlement called for by the contract at a specified price on a specified date.

A Fund may enter into transactions in futures contracts to protect itself from fluctuations in interest rates but without the risks and transaction costs of buying or selling long-term debt securities. For example, if a Fund owns long-term bonds, and interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds owned by a Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of a Fund’s futures contracts would increase at approximately the same rate, thereby keeping the net asset value (“NAV”) of the Fund from declining as much as it otherwise would have. When a Fund is not fully invested, and a decline in interest rates is anticipated, which would increase the cost of fixed income securities that the Fund intends to acquire, the Fund may purchase a futures contract. In the event that the projected decline in interest rates occurs, the increased cost to the Fund of the securities acquired should be offset, in whole or in part, by gains on the futures contracts. As portfolio securities are purchased, the Fund will close out its futures contracts by entering into offsetting transactions on the contract market on which the initial purchase was effected. In a substantial majority of these transactions, a Fund will purchase fixed income securities upon termination of the long futures positions, but under unusual market conditions, a long futures position may be terminated without a corresponding purchase of securities.

While futures contracts based on debt securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. A Fund will incur brokerage fees when it purchases and sells futures contracts. At the time a purchase or sale is made, cash or securities must be provided as an initial deposit known as “margin.” The initial deposit required will vary, but may be as low as 2% or less of a contract’s face value. Daily thereafter, the futures contract is valued through a process known as “marking to market,” and a Fund may receive or be required to pay additional “variation margin” as the futures contract becomes more or less valuable. At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was entered into.

When it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of futures contracts should be similar to that of long-term bonds, a Fund may be protected, in whole or in part, against the increased cost of acquiring bonds resulting from a decline in interest rates. Similar results could be accomplished by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market can be more liquid than the cash market, the use of futures contracts as an investment technique allows action in anticipation of such an interest rate decline without having to sell a Fund’s portfolio securities.

The ability to hedge effectively all or a portion of a Fund’s portfolio through transactions in futures contracts depends on the degree to which movements in the value of the fixed income securities or index underlying such contracts correlate with movements in the value of securities held in the Fund’s portfolio. If the securities (or the securities comprising the index) underlying a futures contract are different than the portfolio securities being hedged, they may not move to the same extent or in the same direction. In that event, the hedging strategy might not be successful and a Fund could sustain losses on the hedging transactions that would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the index or security underlying a futures contract and the portfolio securities being hedged, which could result in losses on both the hedging transaction and the portfolio securities. In such instances, a Fund’s overall return could be less than if the hedging transactions had not been undertaken.

The trading of futures contracts on an index of fixed income securities entails the additional risk of imperfect correlation between movements in the futures price and the value of the underlying index. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures market. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract approaches.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require a Fund to post additional cash as the value of the position fluctuates. Further, rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, there is the potential that the liquidity of the futures market may be lacking. Prior to expiration, a futures contract may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the contract market on which the futures contract was originally entered into. While a Fund will establish a futures position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures contract at any specific time. In that event, it may not be possible to close out a position held for a Fund, which could require the Fund to purchase or sell the instrument underlying the futures contract, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on a Fund’s ability to effectively hedge its portfolio.

The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by the exchanges, which limit the amount of fluctuation in the price of a futures contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, position limits, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Investments in futures contracts also entail the risk that if the Adviser’s investment judgment about the general direction of interest rates is incorrect, a Fund’s overall performance may be poorer than if the Fund had not entered into any such contract. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in the Fund’s portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which are hedged because there will be offsetting losses in the Fund’s futures positions. In addition, in such situations, if a Fund has insufficient cash, bonds may have to be sold from the Fund’s portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices that reflect the rising market.

Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions that may be held by a trader, whether acting alone or in concert with others.

When a futures contract is purchased, an amount of cash or cash equivalents will be deposited in a segregated account with a Fund’s custodian bank so that the amount so segregated, plus the initial and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

The Underlying Funds of the World Selection Funds may enter into futures contracts, including those on fixed income securities or indexes of municipal securities.

Hybrid Instruments

A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of a Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Options, Futures And Related Risks

The Funds may invest in options and futures contracts to the extent set forth in the Prospectuses and this SAI. The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the return of a Fund. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund’s return. Certain strategies limit the potential of a Fund to realize gains as well as limit their exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position.

Options on Securities. A “call option” is a contract sold for a price (the “premium”) giving its holder the right to buy a specific number of shares of stock at a specific price on or prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A Fund may write options for the purpose of attempting to increase its return and for hedging purposes. In particular, if a Fund writes an option which expires unexercised or is closed out by a Fund at a profit, the Fund retains the premium paid for the option less related transaction costs, which increases its gross income and offsets in part the reduced value of the portfolio security in connection with which the option is written, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the security underlying the option moves adversely to a Fund’s position, the option may be exercised and the Fund will then be required to purchase or sell the security at a disadvantageous price, which might only partially be offset by the amount of the premium.

A Fund may write options in connection with buy-and-write transactions; that is, a Fund may purchase a security and then write a call option against that security. The exercise price of the call option a Fund determines to write depends upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”) or above (“out-of-the-money”) the current value of the underlying security at the time the option is written.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. Put options may be used by a Fund in the same market environments in which call options are used in equivalent buy-and-write transactions.

A Fund may also write combinations of put and call options on the same security, a practice known as a “straddle.” By writing a straddle, a Fund undertakes a simultaneous obligation to sell or purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and a Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of a security remains stable and neither the call nor the put is exercised. In an instance where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option on a portfolio security, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a loss unless the security subsequently appreciates in value. The writing of options will not be undertaken by a Fund solely for hedging purposes, and may involve certain risks that are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions will constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

A Fund may also purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in a Fund’s portfolio. If such a decline occurs, the put options will permit a Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. A Fund will purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such an increase occurs, the call option will permit a Fund to purchase the securities underlying such option at the exercise price or to close out the option at a profit. The premium paid for a call or put option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.

Options on Securities Indices. A Fund may cover call options on securities indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Where a Fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index.

A Fund will receive a premium from writing a put or call option on a securities index, which increases the Fund’s gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which a Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, a Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund’s investment. By writing a put option, a Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by a Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund’s losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

A Fund may also purchase put options on securities indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, a Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Fund’s investments does not decline as anticipated, or if the value of the option does not increase, the Fund’s loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of a Fund’s security holdings.

The purchase of call options on securities indices may be used by a Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on securities indices when a Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

Risk Factors:

Imperfect Correlation of Hedging Instruments with a Fund’s Portfolio. The ability of a Fund to effectively hedge all or a portion of its portfolio through transactions in options, futures contracts, and forward contracts will depend on the degree to which price movements in the underlying instruments correlate with price movements in the relevant portion of that Fund’s portfolio. If the values of portfolio securities being hedged do not move in the same amount or direction as the instruments underlying options, futures contracts or forward contracts traded, a Fund’s hedging strategy may not be successful and the Fund could sustain losses on its hedging strategy that would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the instrument underlying an option, futures contract or forward contract traded and the portfolio securities being hedged, which could result in losses both on the hedging transaction and on the portfolio securities. In such instances, a Fund’s overall return could be less than if the hedging transaction had not been undertaken. In the case of futures and options based on an index of securities or individual fixed income securities, the portfolio will not duplicate the components of the index, and in the case of futures contracts and options on fixed income securities, the portfolio securities that are being hedged may not be the same type of obligation underlying such contracts. As a result, the correlation probably will not be exact. Consequently, a Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation. In addition, where a Fund enters into forward contracts as a “cross hedge” (i.e., the purchase or sale of a forward contract on one currency to hedge against risk of loss arising from changes in value of a second currency), the Fund incurs the risk of imperfect correlation between changes in the values of the two currencies, which could result in losses.

The correlation between prices of securities and prices of options, futures contracts or forward contracts may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the option, futures contract and forward contract markets. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction. The trading of options on futures contracts also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity or termination date of the futures contract or forward contract approaches.

The trading of options, futures contracts and forward contracts also entails the risk that, if the Adviser’s judgment as to the general direction of interest or exchange rates is incorrect, a Fund’s overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of an increase in interest rates, and rates instead decline, the Fund will lose part or all of the benefit of the increased value of the securities being hedged, and may be required to meet ongoing daily variation margin payments.

Certain Funds may each purchase and write options not only for hedging purposes, cash management, or to simulate investments in otherwise permissible securities, but also for the purpose of attempting to increase its return. As a result, those Funds will incur the risk that losses on such transactions will not be offset by corresponding increases in the value of portfolio securities or decreases in the cost of securities to be acquired.

Potential Lack of a Liquid Secondary Market. Prior to exercise or expiration, a position in an exchange-traded option, futures contract or option on a futures contract can only be terminated by entering into a closing purchase or sale transaction, which requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. If no such market exists, it may not be possible to close out a position, and a Fund could be required to purchase or sell the underlying instrument or meet ongoing variation margin requirements. The inability to close out option or futures positions also could have an adverse effect on a Fund’s ability effectively to hedge its portfolio.

The liquidity of a secondary market in an option or futures contract may be adversely affected by “daily price fluctuation limits,” established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. Such limits could prevent a Fund from liquidating open positions, which could render its hedging strategy unsuccessful and result in trading losses. The exchanges on which options and futures contracts are traded have also established a number of limitations governing the maximum number of positions which may be traded by a trader, whether acting alone or in concert with others. Further, the purchase and sale of exchange-traded options and futures contracts is subject to the risk of trading halts, suspensions, exchange or clearing corporation equipment failures, government intervention, insolvency of a brokerage firm, intervening broker or clearing corporation or other disruptions of normal trading activity, which could make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Options on Futures Contracts. In order to profit from the purchase of an option on a futures contract, it may be necessary to exercise the option and liquidate the underlying futures contract, subject to all of the risks of futures trading. The writer of an option on a futures contract is subject to the risks of futures trading, including the requirement of initial and variation margin deposits.

Risk of Potential Government Regulation of Derivatives. It is possible that additional government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of a Fund to use certain instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Funds engage in derivatives transactions could also prevent the Funds from using certain instruments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Funds or the ability of the Funds to continue to implement their investment strategies. The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of swaps and futures transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action.

In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has changed the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for over-the-counter derivatives, including financial instruments such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the over-the-counter derivatives market, grants significant new authority to the SEC and the CFTC to regulate over-the-counter derivatives and market participants, and will require clearing and exchange trading of many over-the-counter derivatives transactions.

Provisions in the Dodd-Frank Act include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for many over-the-counter derivatives transactions. The CFTC, SEC and other federal regulators are issuing the rules and regulations that enact the provisions of the Dodd-Frank Act. Because there is a prescribed phase-in period during which most of the mandated rulemaking and regulations will be implemented, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on any of the Funds. However, it is expected that swap dealers, major market participants and swap counterparties will experience new and/or additional regulations, requirements, compliance burdens and associated costs. The new law and the rules to be promulgated may negatively impact a Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on a Fund or its counterparties may impact that Fund’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. New requirements, even if not directly applicable to the Funds, including capital requirements, changes to the CFTC speculative position limits regime and mandatory clearing, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

Additional Risks of Transactions Related to Foreign Currencies and Transactions Not Conducted on the United States Exchanges. The available information on which a Fund will make trading decisions concerning transactions related to foreign currencies or foreign securities may not be as complete as the comparable data on which a Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, and the markets for foreign securities as well as markets in foreign countries may be operating during non-business hours in the United States, events could occur in such markets which would not be reflected until the following day, thereby rendering it more difficult for a Fund to respond in a timely manner.

In addition, over-the-counter derivatives transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a Fund’s position, unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. This could make it difficult or impossible to enter into a desired transaction or liquidate open positions, and could therefore result in trading losses. Further, over-the-counter derivatives transactions are not subject to the performance guarantee of an exchange clearing house and a Fund will therefore be subject to the risk of default by, or the bankruptcy of, a financial institution or other counterparty.

Transactions on exchanges located in foreign countries may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions. Moreover, the SEC or the CFTC has jurisdiction over the trading in the United States of many types of over-the-counter and foreign instruments, and such agencies could adopt regulations or interpretations that would make it difficult or impossible for a Fund to enter into the trading strategies identified herein or to liquidate existing positions.

As a result of its investments in foreign securities, a Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in foreign currencies. A Fund may also be required to receive delivery of the foreign currencies underlying options on foreign currencies or forward contracts it has entered into. This could occur, for example, if an option written by a Fund is exercised or the Fund is unable to close out a forward contract it has entered into. In addition, a Fund may elect to take delivery of such currencies. Under such circumstances, a Fund may promptly convert the foreign currencies into dollars at the then-current exchange rate. Alternatively, a Fund may hold such currencies for an indefinite period of time if the Adviser believes that the exchange rate at the time of delivery is unfavorable or if, for any other reason, the Adviser anticipates favorable movements in such rates.

While the holding of currencies will permit a Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes a Fund to risk of loss if such rates move in a direction adverse to a Fund’s position. Such losses could also adversely affect a Fund’s hedging strategies. Certain tax requirements may limit the extent to which a Fund will be able to hold currencies.

Swaps, Caps, Floors And Collars

The Funds may enter into swap contracts and other similar instruments in accordance with their investment objectives and policies. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a Fund may enter will generally involve an agreement to pay interest streams calculated by reference to interest income linked to a specified index in one currency in exchange for a specified index in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

The swaps in which a Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium) and the other party pays periodic amounts based on the movement of a specified index.

The Funds will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two returns. A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or other liquid securities.

Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The Dodd-Frank Act and related regulatory developments will ultimately require the clearing and exchange-trading of many over-the-counter derivative instruments that the CFTC and SEC recently defined as “swaps.” Mandatory exchange-trading and clearing will take place on a phased-in basis based on type of market participant and over-the-counter approval of contracts for central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free. It is possible that developments in the swaps market, including additional government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. The Adviser will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Funds’ ability to enter into swap agreements.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

EMERGING MARKETS

The Funds may invest in emerging markets to the extent set forth in the Prospectuses or in other sections of this SAI, and these investments present greater risk than investing in foreign issuers in general.

A number of emerging markets restrict foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in the past, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is the risk that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which could have a detrimental effect on a Fund’s investments. Investing in many former communist or socialist countries involves the additional risk that the government or other executive or legislative bodies may decide not to continue to support the economic reform programs and could follow radically different political and/or economic policies to the detriment of investors, including non-market oriented policies such as the support of certain industries at the expense of other sectors or a return to a completely centrally planned economy. It is possible, particularly in markets in emerging market countries, that purported securities in which the Funds invest may subsequently be found to be fraudulent and as a consequence the Funds could suffer losses.

Additional risk factors include, but are not limited to, the following: varying custody, brokerage and settlement practices; difficulty in valuation and pricing; less public information about issuers of non-U.S. securities; less governmental regulation and supervision over the issuance and trading of securities; the unavailability of financial information regarding the non-U.S. issuer or the difficulty of interpreting financial information prepared under non-U.S. accounting standards; the imposition of withholding and other taxes; adverse political, social or diplomatic developments limitations on the movement of funds or other assets of an investor between different countries; difficulties in invoking the legal process outside the United States and enforcing contractual obligations; and the difficulty of assessing economic trends in non-U.S. countries. Investment in non-U.S. countries also involves higher brokerage and custodian expenses than does investment in U.S. securities traded on a U.S. securities exchange or market. The occurrence of adverse events affecting one particular emerging market country or region could have more widespread effect and adversely impact the global trading market for emerging market instruments. Many of the laws that govern private and foreign investment, securities transactions and other contractual relationships in certain emerging market countries, are relatively new and largely untested. As a result, an investor may be subject to a number of unusual risks, including inadequate investor protection, contradictory legislation, incomplete, unclear and changing laws, disregard of regulations on the part of other market participants, lack of established or effective avenues for legal redress, absence of standard practices and confidentiality customs characteristic of more developed markets and lack of consistent enforcement of existing regulations. Furthermore, it may be difficult to obtain and/or enforce a judgment in certain countries in which assets of an investor are invested. There can be no assurance that this difficulty in protecting and enforcing rights will not have a material adverse effect on an investor (such as a Fund) and its investments.

For Funds other than the World Selection Funds, the term “emerging markets” includes any country: (i) having an “emerging stock market” as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the International Bank for Reconstruction and Development (the “World Bank”); (iii) listed in World Bank publications as developing; or (iv) determined by the Adviser to be an emerging market as described above. Currently, these countries generally include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

Company Debt. Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities held by a Fund. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Funds’ assets should these conditions recur.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The issuers of the sovereign debt securities in which the Funds may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest averages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including a Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market’s trading partners could also adversely affect the country’s exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than U.S. dollars or non-emerging market currencies, their ability to make debt payments denominated in U.S. dollars or non-emerging market currencies could be affected.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

Liquidity, Trading Volume, Regulatory Oversight. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. The lack of liquidity could have an adverse effect on the value of a Fund’s holdings, and on a Fund’s ability to dispose of such holdings in response to a specific adverse economic event, such as the deterioration in credit worthiness of a particular debtor. Some of the stocks of countries that may be selected by the Adviser for purchase or sale by a Fund may have insufficient market liquidity to allow the relevant Fund to purchase such stocks in such amounts or at such prices as the Adviser may deem reasonable for investment under such strategy and/or there may not be a readily available means by which the Fund can gain exposure to such country’s securities markets. Foreign investors in emerging markets may be limited in their ability to invest in certain industries. In addition, there is often a limit on total foreign holdings. To the extent that the ceiling has been reached in that industry, further investment by foreign investors may not be permitted. Accordingly, the ability of a Fund to invest in certain companies may be restricted, and there can be no assurance that additional restrictions on investments permissible for foreign investors will not be imposed in the future.

The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to the volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

Disclosure and regulatory standards in emerging markets are in many respects less stringent than U.S. standards. Issuers in lesser developed and emerging markets are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of such an issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. There is substantially less publicly available information about such issuers than there is about U.S. issuers. In addition, such issuers are not subject to regulations similar to the U.S. Sarbanes-Oxley Act of 2002, which imposes many restrictions and mandates on the activities of companies. There is less regulation and monitoring by regulators of lesser developed and emerging market securities markets and the activities of investors, brokers and other participants than in the United States. Moreover, issuers of securities in lesser developed and emerging markets are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, shareholder proxy requirements and the timely disclosure of information. There is also less publicly available information about lesser developed and emerging market companies than U.S. companies.

Default, Legal Recourse. The Funds may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by a Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A Fund’s ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. Moreover, if a Fund obtains a judgment in a U.S. court, it may be difficult to enforce such judgment in the emerging market because the emerging market may not be a party to any international treaty with respect to the recognition or enforcement of foreign judgments. Provisions of emerging markets laws regulate the enforcement of foreign judgments and such laws may contain broad exceptions and involve long delays in obtaining a judgment. For example, an emerging markets court may not enforce any foreign judgment if it viewed the amount of damages awarded as excessive or inconsistent with practice in that country. A party seeking to enforce a foreign judgment in an emerging market may also be required to obtain approval from the central bank of that emerging market to execute such judgment or to repatriate any amount recovered outside of the emerging market. The political context, expressed as an emerging market governmental issuer’s willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Certain Risks of Holding Assets Outside the United States. A Fund generally holds its non-U.S. securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business, and therefore expose a Fund to additional risk. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit a Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in higher operating expenses for the Fund as compared to funds that invest only in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

Inflation. Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Withholding. Income from securities held by a Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. A Fund’s NAV may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested.

Foreign Currencies. A Fund's investments in emerging markets securities involve risks relating to currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the foreign currencies in which the Fund's portfolio securities are denominated, and costs associated with conversion of investment principal and income from one currency into another. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund’s portfolio securities are denominated may have a detrimental impact on the Fund’s NAV.

EQUITY SECURITIES

The Funds may invest in equity securities including common stock, preferred stock, warrants or rights to subscribe to common stock and, in general, any security that is convertible into or exchangeable for common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Rights represent a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of that Fund to fluctuate.

Common stock generally takes the form of shares in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects.

Investments in small companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of small companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Securities of companies considered to be growth investments may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory and economic uncertainty. Securities of companies considered to be value investments can continue to be undervalued for long periods of time and not realize their expected value.

EURODOLLAR AND YANKEE BANK OBLIGATIONS

The Funds may invest in Eurodollar bank obligations and Yankee bank obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent Yankee bank) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from freely flowing across its borders. Other risks include: adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers.

EXCHANGE TRADED FUNDS

ETFs are investment companies that are bought and sold on a securities exchange. An ETF generally represents a fixed portfolio of securities designed to track a particular market segment or index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting an opportunity to purchase securities directly. An investment in an ETF, like one in any investment company, carries the same risks as those of its underlying securities. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate or lose money. In addition, because they, unlike other investment companies, are traded on an exchange, ETFs are subject to the following risks: (i) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s NAV; (ii) an active trading market for an ETF may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. See also “Investment Company Securities” below.

EXCHANGE TRADED NOTES

The Funds (and certain of the Underlying Funds) may invest in ETNs, which are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed income securities and trade on a major exchange similar to shares of ETFs. However, this type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exists. The purpose of ETNs is to create a type of security that combines aspects of both bonds and ETFs. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. An investor’s decision to sell its ETN holdings may also be limited by the availability of a secondary market. If an investor must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If an investor holds its investment in an ETN until maturity, the issuer will give the investor a cash amount that would be equal to principal amount (subject to the day’s index factor). ETNs are also subject to counterparty credit risk and fixed income risk.

FIXED INCOME SECURITIES

The Funds may invest in fixed income securities. To the extent a Fund invests in fixed income securities, the value of the Fund’s investment may change as prevailing interest rates fluctuate. When interest rates decline, the value of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline. A Fund’s investments in fixed income securities with longer terms to maturity or greater duration are subject to greater volatility than shorter-term obligations.

Recent outflows in the fixed income market could impose difficulties on dealers because the increase over the past decade of assets in bond mutual funds and ETFs has not been matched with a proportionate increase in dealer capacity. As such, dealer inventories appear to be at an all-time low, relative to the market size. This reduction in market-making capacity by dealers has the potential to decrease liquidity and increase volatility in fixed income markets.

For purposes of any minimum requirements set forth herein that are based upon an NRSRO’s ratings categories, if no sub-categories or gradations are specified the requirement is determined without regard for sub-categories and gradations (i.e., all sub-categories and gradations within a particular category are acceptable). After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. A security that has had its rating downgraded or revoked may be subject to greater risk to principal and income, and often involve greater volatility of price, than securities in the higher rating categories. Such securities are also subject to greater credit risks (including, without limitation, the possibility of default by or bankruptcy of the issuers of such securities) than securities in higher rating categories.

Investment in obligations of foreign issuers may present a greater degree of risk than investment in domestic securities because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. See “Foreign Securities” below.

FLOATING AND VARIABLE RATE OBLIGATIONS

Certain fixed income securities that the Funds may purchase may have a floating or variable rate of interest. The interest payable on instruments with floating or variable rates of interest changes in accordance with specified market rates or indices, such as the prime rates, and at specified intervals. Certain floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. The demand features of certain floating or variable rate obligations may permit the holder to tender the obligations to foreign banks, in which case the ability to receive payment under the demand feature will be subject to certain risks, as described under “Foreign Securities,” below.

Variable or floating rate demand notes may be issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity over one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity.

The Funds may also buy variable rate master demand notes. The terms of the obligations permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. A Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between a Fund and the borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, a Fund may, under its minimum rating standards, invest in them only if, at the time of an investment, the issuer meets the criteria for the relevant Fund’s investment in money market instruments.

Investments in floating or variable rate securities may involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on U.S. Treasury bonds or bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on short notice at par plus accrued interest. While there is usually no established secondary market for issues of this type of security, the dealer that sells an issue of such securities frequently also offers to repurchase such securities at any time, at a repurchase price which varies and may be more or less than the amount the bondholder paid for them.

Because of the variable rate nature of the instruments, during periods when prevailing interest rates decline, a Fund’s yield will decline and its shareholders will forgo the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, a Fund’s yield will increase and its shareholders will have reduced risk of capital depreciation. In certain cases, the interest rate index on which an instrument’s yield is based may not rise and fall to the same extent or as quickly as the general market for municipal obligations. These instruments are considered derivatives and the value of such instruments may be more volatile than other floating rate municipal obligations.

The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the obligation upon demand, or (ii) the period remaining until the obligation’s next interest rate adjustment. If not redeemed for a Fund through the demand feature, an obligation matures on a specified date that may range up to 30 years from the date of issuance.

FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES

The Funds may invest in foreign currency exchange-related securities.

Foreign Currency Warrants. Foreign currency warrants such as Currency Exchange Warrants (SM) (“CEWs”(SM)), are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of prospective purchasers of the securities, is inherent in the international fixed income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required to either sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants) and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unaccrued obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (the “OCC”). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (“PERLs”(SM)) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” PERLs is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” PERLs are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLs may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance Indexed Paper. Performance indexed paper (“PIPs”(SM)) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIPs is established at maturity as a function of the spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

The Short Duration Fund has no current intention of investing in CEWs(SM), PERLs(SM) or PIPs(SM).

FOREIGN SECURITIES

The Funds may invest in foreign securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities, including those of emerging and frontier market issuers, are subject to additional risks, including international trade, political and regulatory risks. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, other taxes imposed by the foreign country on a Fund’s earnings, assets, or transactions, limitation on the removal of cash or other assets of a Fund, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. The currency in which a Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Furthermore, dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply. Additional costs associated with an investment in foreign securities may include higher custodial fees than those that apply to domestic custodial arrangements, and transaction costs of foreign currency conversions. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries.

Euro-Related Risks. The recent global economic crisis brought several small economies in Europe to the brink of bankruptcy and many other economies into recession and weakened the banking and financial sectors of many European countries. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or multilateral agencies and offices. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could result in a deep economic downturn that could significantly affect the value of a Fund’s European investments. The Economic and Monetary Union of the European Union (“EMU”) is comprised of the European Union members that have adopted the euro currency. By adopting the euro as its currency, a member state relinquishes control of its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary controls implemented by the EMU. The euro currency may not fully reflect the strengths and weaknesses of the various economies that comprise the EMU and Europe generally. It is possible that EMU member countries could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The effects of such an abandonment or a country’s forced expulsion from the euro on that country, the rest of the EMU, and global markets are impossible to predict, but are likely to be negative.

GLOBAL FINANCIAL MARKETS

Global economies and financial markets are becoming increasingly interconnected and political and economic conditions (including recent instability and volatility) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. As a result, issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations. Such conditions and/or events may not have the same impact on all types of securities and may expose a Fund to greater market or liquidity risk or cause difficulty in valuing portfolio instruments held by the Fund. This could cause a Fund to underperform other types of investments.

The severity or duration of such conditions and/or events may be affected by policy changes made by governments or quasi-governmental organizations. Instability in the financial markets has led governments across the globe to take a number of unprecedented actions designed to support the financial markets. Future government regulation and/or intervention may also change the way in which a Fund is regulated and could limit or preclude the Fund’s ability to achieve its investment objective. For example, one or more countries that have adopted the euro may abandon that currency and/or withdraw from the European Union, which could disrupt markets and affect the liquidity and value of a Fund’s investments, regardless of whether the Fund has significant exposure to European markets. In addition, governments or their agencies may acquire distressed assets from financial institutions and acquire ownership interests in those institutions, which may affect a Fund’s investments in ways that are unforeseeable.

In addition, in the United States, total public debt as a percentage of gross domestic product has grown rapidly since the beginning of the financial downturn. High levels of national debt may raise concerns that the U.S. government will be unable to pay investors at maturity, may cause declines in currency valuations and may prevent the U.S. government from implementing effective fiscal policy. In 2011, Standard & Poor’s lowered its long-term sovereign credit rating on the United States, which may affect the market price and yields of certain U.S. Government securities.

HIGH YIELD/HIGH RISK SECURITIES

The Funds may invest in high yield/high risk securities. Securities rated lower than Baa by Moody’s, or lower than BBB by S&P, are referred to as “non-investment grade,” “high yield” or “junk” bonds. In general, the market for lower rated, high-yield bonds is more limited than the market for higher rated bonds, and because their markets may be thinner and less active, the market prices of lower rated, high-yield bonds may fluctuate more than the prices of higher rated bonds, particularly in times of market stress. In addition, while the market for high-yield, corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high-yield bond market, especially during periods of economic recession. Other risks that may be associated with lower rated, high-yield bonds include their relative insensitivity to interest-rate changes; the exercise of any of their redemption or call provisions in a declining market which may result in their replacement by lower yielding bonds; and legislation, from time to time, which may adversely affect their market. A description of the ratings used herein and in the Prospectuses is set forth in Appendix A to this SAI.

Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of the Funds to achieve their investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Funds were investing in higher quality securities.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of high yield securities defaults, the Funds may incur additional expenses to seek recovery. In the case of high yield securities structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes and, therefore, tend to be more volatile than securities that pay interest periodically and in cash. The secondary markets on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the daily NAV of the Funds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. The adoption of new legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of any future legislation, and the probability of such legislation being enacted, is uncertain.

The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

ILLIQUID INVESTMENTS, RULE 144A SECURITIES, AND SECTION 4(a)(2) SECURITIES (ALL FUNDS)

Each Fund may invest up to 15% of its net assets in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale. This policy does not limit the acquisition of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”) or commercial paper issued pursuant to Section 4(a)(2) under the 1933 Act that are determined to be liquid in accordance with guidelines established by each Trust’s Board of Trustees. There may be delays in selling these securities and sales may be made at less favorable prices.

The Adviser may determine that a particular Rule 144A or Section 4(a)(2) security is liquid and thus not subject to a Fund’s limits on investment in illiquid securities, pursuant to guidelines adopted by the Board of Trustees. Factors that the Adviser must consider in determining whether a particular Rule 144A security is liquid include the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security, and the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A securities could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutions might become, for a time, uninterested in purchasing these securities. Unaffiliated Underlying Funds that are mutual funds may have similar policies.

INVERSE FLOATING RATE OBLIGATIONS

The Fund may invest in inverse floating rate obligations (“inverse floaters”). Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London InterBank Offered Rate). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. In addition, like most other fixed income securities, the value of inverse floaters will generally decrease as interest rates increase. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater Collateralized Mortgage Obligations (“CMOs”) exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying mortgage assets.

INVESTMENT COMPANY SECURITIES

Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, an investor becomes a shareholder of that investment company. As a result, a Fund’s shareholders indirectly will bear the underlying fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses a Fund’s shareholders directly bear in connection with a Fund’s own operations.

Generally, under the 1940 Act and related rules, a Fund may purchase an unlimited amount of shares of an affiliated fund or a money market fund. A Fund may also purchase shares of an unaffiliated fund as long as: (i) the Fund doesn’t invest more than 5% of its total assets in the securities of any one investment company (ETF or other mutual funds); (ii) the Fund doesn’t own more than 3% of the outstanding voting stock of any one investment company; or (iii) the Fund doesn’t invest more than 10% of its total assets in the securities of other investment companies. A Fund may exceed the limits if (i) the unaffiliated fund or the Fund has received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Fund; and (ii) the unaffiliated fund and the Fund take appropriate steps to comply with any conditions in such order. In the alternative, a Fund may exceed the 5% limitation and the 10% limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by FINRA for funds of funds.

The World Selection Funds invest primarily in a combination of Affiliated Underlying Funds and Unaffiliated Underlying Funds, to the extent permitted by the 1940 Act. Under the 1940 Act, the World Selection Funds may purchase an unlimited amount of shares of any Affiliated Underlying Fund. In addition, with respect to purchasing shares of any Unaffiliated Underlying Funds, the World Selection Funds are generally subject to the following restrictions, depending on the circumstances:

  If the Fund invests in shares of Unaffiliated Underlying Funds in reliance on Section 12(d)(1)(A) of the 1940 Act, (i) the Fund may invest only up to 5% of its total assets in the securities of any one investment company (ETFs or mutual funds); (ii) a Fund may not own more than 3% of the outstanding voting stock of any one investment company; and (iii) a Fund may not invest more than 10% of its total assets in the securities of other investment companies.

  If the Fund invests in shares of Unaffiliated Underlying Funds in reliance on Section 12(d)(1)(F) of the 1940 Act and Rule 12d1-3 thereunder, the holdings of the Fund and all of its affiliated persons (including other Funds) in an Unaffiliated Underlying Fund are limited to 3% of the total outstanding shares of the Unaffiliated Underlying Fund, measured at the time of purchase. In addition, the Unaffiliated Underlying Funds whose shares are held pursuant to this exception may limit redemptions payable to the investing Funds to 1% of the Unaffiliated Underlying Fund’s total outstanding shares during any period of less than thirty days.

The Trust may, in the future, seek to achieve the investment objective of the BRIC Equity Fund, China Equity Fund and India Equity Fund by investing all of their assets in an open-end management investment company having substantially the same investment objective, policies and restrictions as the Funds (i.e., under a master/feeder arrangement). In such event, the investment advisory contracts for the Funds would be terminated. Such change would be made only if the Trustees of the Trust believe that the aggregate per share expenses of a Fund and such other investment company will be less than or approximately equal to the expenses which the Fund would incur if the Trust was to continue to retain the services of an investment adviser for the Fund and the assets of the Funds were to continue to be invested directly in portfolio securities.

Investments in securities issued by other investment companies present the following risks:

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause a Fund to underperform other similar funds or cause you to lose money, and that a Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that a Fund may invest in underlying funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the underlying funds or otherwise.

MONEY MARKET SECURITIES

Each Fund’s investments in money market instruments will consist of: (i) short-term obligations of the U.S. Government, its agencies and instrumentalities; (ii) other short-term debt securities rated A or higher by Moody’s or S&P or, if unrated, of comparable quality in the opinion of the Adviser; (iii) commercial paper, including master demand notes; (iv) bank obligations, including certificates of deposit, bankers’ acceptances and time deposits; (v) repurchase agreements; and (vi) shares of money market funds, which may include the Prime Money Market Fund. Securities issued or guaranteed as to principal and interest by the U.S. Government include a variety of Treasury securities, which differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the Treasury.

Considerations of liquidity and preservation of capital mean that a Fund may not necessarily invest in money market instruments paying the highest available yield at a particular time.

MORTGAGE DOLLAR ROLL TRANSACTIONS

A Fund may engage in dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). In a dollar roll transaction, a Fund sells a mortgage-backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, a Fund will not be entitled to receive any interest or principal paid on the securities sold. A Fund is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. A Fund may also be compensated by receipt of a commitment fee.

MORTGAGE-RELATED SECURITIES

The Funds may invest in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including CMOs. Interest and principal payments on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed securities. Mortgage-backed securities currently offer yields higher than those available from many other types of fixed income securities, but because of their prepayment aspects, their price volatility and yield characteristics will change based on changes in prepayment rates.

There are two methods of trading mortgage-backed securities. A specific pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical mortgage transaction, called a TBA (to be announced) transaction, in which the type of mortgage securities to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. For example, in a TBA transaction an investor could purchase $1 million of 30-year FNMA 9% mortgages and receive up to three pools on the settlement date. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. For example, an investor may request pools with particular characteristics, such as those that were issued prior to January 1, 1990. The most detailed specification of the trade is to request that the pool number be known prior to purchase. In this case, the investor has entered into a specific pool transaction. Generally, agency pass-through mortgage-backed securities are traded on a TBA basis. The specific pool numbers of the securities purchased do not have to be determined at the time of the trade.

Mortgage-backed securities have yield and maturity characteristics that are dependent on the mortgages underlying them. Thus, unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on these securities include both interest and a partial payment of principal. In addition to scheduled loan amortization, payments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. Such prepayments may significantly shorten the effective durations of mortgage-backed securities, especially during periods of declining interest rates. Similarly, during periods of rising interest rates, a reduction in the rate of prepayments may significantly lengthen the effective durations of such securities.

Investment in mortgage-backed securities poses several risks, including interest rate, prepayment, market, and credit risk. Interest rate risk reflects the risk that, as interest rates rise, the value of mortgage-backed securities generally can be expected to fall. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

The recent financial downturn—particularly the increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment—has adversely affected the market for mortgage-related securities. In addition, various market and governmental actions may impair the ability to foreclose on or exercise other remedies against underlying mortgage holders, or may reduce the amount received upon foreclosure. These factors have caused certain mortgage-related securities to experience lower valuations and reduced liquidity. There is also no assurance that the U.S. Government will take further action to support the mortgage-related securities industry, as it has in the past, should the economic downturn continue or the economy experience another downturn. Further, recent legislative action and any future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk that a Fund could realize losses on mortgage-related securities.

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by the GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration (“FHA”) insured or Department of Veterans Affairs (“VA”) guaranteed mortgages. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the 12 Federal Home Loan Banks. FHLMC issues participation certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In September 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. In 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. In 2009, the U.S. Treasury further amended the Senior Preferred Stock Purchase Agreement to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in FNMA’s and FHLMC’s net worth through the end of 2012. In August 2012, the Senior Preferred Stock Purchase Agreement was further amended to, among other things, accelerate the wind down of the retained portfolio, terminate the requirement that FNMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The steps taken in connection with the conservatorship are both intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate FNMA and FHLMC. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

The assets underlying mortgage-related securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

FHLMC CMOs. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds. Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities -- Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Stripped Mortgage-Backed Securities (“SMBS”). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or IO class), while the other class will receive all of the principal (the principal-only or PO class). The cash flow and yields on IO and PO classes can be extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Mortgage-Backed Securities and Asset-Backed Securities - Types of Credit Support. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

OTHER DEPOSITARY RECEIPTS (CDRS, EDRS, GDRS)

The Funds may invest in depositary receipts. European Depositary Receipts (“EDRs”), which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Global Depositary Receipts (“GDRs”) are issued globally and evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe and GDRs are designed for trading in non-U.S. securities markets. The Funds may invest in EDRs, CDRs and GDRs through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to holders of such receipts in respect of the deposited securities.

There are certain risks associated with investments in unsponsored depositary programs. Because the non-U.S. company does not actively participate in the creation of the depositary program, the underlying agreement for service and payment will be between the depositary and the shareholder. The company issuing the stock underlying the depositary receipts pays nothing to establish the unsponsored facility, as fees for depositary receipt issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment. In an unsponsored depositary program, there also may be several depositaries with no defined legal obligations to the non-U.S. company. The duplicate depositaries may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

In addition, with respect to all depositary receipts, there is always the risk of loss due to currency fluctuations.

REAL ESTATE SECURITIES

The Funds may invest in real estate investment trusts (“REITs”). REITs pool investors’ funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distributes to its shareholders substantially all of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Funds will not invest in real estate directly, but only in securities issued by real estate companies. However, the Funds may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from the environmental problems, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants, and changes in interest rates.

REPURCHASE AGREEMENTS

The Funds may invest in repurchase agreements collateralized by U.S. Government securities, U.S. Treasuries, certificates of deposit and certain bankers’ acceptances. Repurchase agreements are transactions by which a portfolio or fund purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. Repurchase agreements involve certain risks not associated with direct investments in the underlying securities. In the event of a default or bankruptcy by the seller, a Fund will seek to liquidate such collateral. The exercise of a Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. Repurchase agreements are considered to be loans by an investment company under the 1940 Act.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of a Fund and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. While the management of the Trusts and the Portfolio Trust acknowledge these risks, it will attempt to control such risks through stringent security selection criteria and careful monitoring procedures.

SHORT SALES

The Funds may make short sales of securities as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. In connection with short sales of securities, the Fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities, and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that the Adviser determines to be liquid in accordance with procedures established by the Board of Trustees and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. A Fund will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

SHORT-TERM TRADING

The Funds may engage in short-term trading. Although the Funds will not make a practice of short-term trading, purchases and sales of securities will be made whenever necessary or desirable in the management’s view to achieve the investment objective of a Fund. A change in the securities held by a Fund is known as “portfolio turnover.” Management does not expect that in pursuing a Fund’s investment objective unusual portfolio turnover will be required and intends to keep turnover to a minimum consistent with each Fund’s investment objective. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The management believes unsettled market economic conditions during certain periods require greater portfolio turnover in pursuing a Fund’s investment objectives than would otherwise be the case. A higher incidence of portfolio turnover will result in greater transaction costs to a Fund.

SOVEREIGN AND SUPRANATIONAL DEBT OBLIGATIONS

The Funds may invest in sovereign and supranational debt obligations. Debt instruments issued or guaranteed by foreign governments, agencies, and supranational (“sovereign debt obligations”), especially sovereign debt obligations of developing countries, may involve a high degree of risk, and may be in default or present the risk of default. The issuer of the obligation or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors. The total public debt of governments as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high levels of debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may increase borrowing costs and cause a government to issue additional debt, thereby increasing the risk of refinancing. A high national debt also raises concerns that a government may be unable or unwilling to repay the principal or interest on its debt. Unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns.

SPECIAL RISK FACTORS AFFECTING BRAZIL

BRIC Equity Fund may invest in securities of Brazilian issuers. Investing in Brazil involves risk and special considerations not typically associated with investing in other more established economies or securities markets. These risks are described in greater detail below.

Brazil is the largest country in South America, the fifth largest in the world in both area and population and is home to vast amounts of natural resources. Brazil's population in 2010 was estimated at about 191 million people who are descendants from indigenous tribes and European immigrants. This multiracial population lives in diverse socio-economic conditions, from the urban cities of Sao Paolo to the undeveloped trading posts of the distant regions. Industrial development has been concentrated in specific areas. Brazil's disenfranchised population is a source of many of the country's social problems.

Characterized by large and well-developed agricultural, mining, manufacturing, and service sectors, Brazil's economy outweighs that of all other South American countries and is expanding its presence in world markets. The three pillars of the economic program put in place by former President Cardoso and strengthened by former President Lula da Silva and current President Dilma Rousseff are a floating exchange rate, an inflation-targeting regime, and tight fiscal policy, all reinforced by a series of IMF programs that contribute to the resiliency of the Brazilian economy. The most important economic vulnerabilities of Brazil are unemployment and the large government debt burden in relation to Brazil's small, but expanding export base.

The Brazilian government has exercised and continues to exercise substantial influence over many aspects of the private sector by legislation and regulation, including regulation of prices and wages. The Brazilian government has, in the past, limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of the real (Brazil’s currency), extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes. Future economic policies of the Brazilian government may also affect the liquidity of the Brazilian stock market.

Brazilian law imposes certain limitations and controls which generally affect foreign investors in Brazil. Under current Brazilian law, the Fund may repatriate income received from dividends and interest earned on, and net realized capital gains from, its investments in Brazilian securities. Exchange control regulations, which may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors, may limit the Fund’s ability to make sufficient distributions, within applicable time periods, to qualify for the favorable U.S. tax treatment afforded to regulated investment companies. In addition, under current Brazilian law, whenever there occurs a serious imbalance in Brazil’s balance of payments or serious reasons to foresee the imminence of such an imbalance, the Brazilian Monetary Council may, for a limited period, impose restrictions on foreign capital remittances abroad.

SPECIAL RISK FACTORS AFFECTING CHINA

The BRIC Equity Fund and the China Equity Fund may invest in the securities of Chinese issuers. Investing in China involves risk and special considerations not typically associated with investing in other more established economies or securities markets. These risks are described in greater detail below.

Political and Economic Factors. The laws, government policies and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of the Funds’ portfolio. After the formation of the Chinese socialist state in 1949, the Chinese government renounced various debt obligations and nationalized private assets without compensation. There can be no assurance that the Chinese government will not take similar actions in the future.

Only recently has China loosened some of its controls with respect to foreign investment to permit private economic activity. Under the economic reforms implemented by the Chinese government, the Chinese economy has experienced tremendous growth. However, there is no guarantee that the Chinese government will continue its current economic reforms or that the growth of the Chinese economy will be sustained in the future. Economic growth in China has historically been accompanied by periods of high inflation. If measures adopted by the Chinese government to counter inflation do not succeed, and if inflation were to worsen, the Chinese economy could be adversely affected.

The Chinese government continues to be an active participant in many economic sectors through ownership positions in Chinese companies and other forms of regulation. Certain government policies may result in the preferential treatment of particular sectors or companies and may have a significant effect on the Chinese economy. Exports and trade are integral to the Chinese economy. As a result, adverse changes to the economic conditions of China’s primary trading partners, such as the United States, Japan and South Korea, could adversely impact the Chinese economy.

China operates under a civil law system, in which court precedent is not binding. The law is controlled exclusively through written statutes. Because there is no binding precedent to interpret existing statutes, there is also uncertainty regarding the implementation of existing law.

Investments in Hong Kong are also subject to certain political risks. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. In 1997, Great Britain handed over control of Hong Kong to the Chinese mainland government. Since that time, Hong Kong has been governed by a semi-constitution known as the Basic Law, which guarantees a high degree of autonomy with regard to its political, legal and economic systems for a period of at least 50 years. China controls matters that relate to defense and foreign affairs. The chief executive of Hong Kong is appointed by the Chinese government. Hong Kong is able to participate in international organizations and agreements and it continues to function as an international financial center, with no exchange controls, free convertibility of the Hong Kong dollar and free inward and outward movement of capital. However, there is no guarantee that China will continue to honor Hong Kong’s autonomy, and China may change its policies regarding Hong Kong at any time. If China were to exert its authority so as to alter the economic, political, or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.

Chinese Securities Markets. The China Securities Regulation Commission (“CSRC”) supervises the two official stock exchanges in mainland China, the Shanghai Stock Exchange and the Shenzhen Securities Exchange. The Shanghai and Shenzhen Stock Exchanges are substantially smaller, less liquid and more volatile than the major securities markets in the United States. In comparison to the mainland Chinese securities markets, the securities markets in Hong Kong are relatively well developed. Chinese securities markets have a limited operating history and are not as developed as those in the United States or some other countries.

Market regulation, disclosure and other regulatory standards in China are less stringent than in the United States. Chinese issuers generally disclose substantially less publicly available information than U.S. issuers are required to disclose. As a result, Chinese issuers may not make disclosure of certain material information. Additionally, Chinese issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers.

Investments in B-Shares, H-Shares, Red Chip Companies and P-Chip Companies. The BRIC Equity Fund intends only to invest in H-Shares and Red Chip Companies and the China Equity Fund intends to invest in B-Shares, H-Shares, Red Chip Companies and P-Chip Companies.

B-Shares. B-Shares are shares of companies listed on the Shanghai or Shenzhen Stock Exchange and are quoted and traded in foreign currencies (currently Hong Kong Dollars and U.S. Dollars) and are generally the only class of shares listed on the Shanghai and Shenzhen Stock Exchanges available to foreign investors other than qualified foreign institutional investors (“QFIIs”). The market for B-Shares in China is relatively illiquid so that market opportunities will be limited as compared to other major international stock markets.

H-Shares. The Funds may invest in shares of Chinese companies that are listed on the Hong Kong Stock Exchange. H-Shares are traded in Hong Kong dollars and must meet Hong Kong’s listing and disclosure requirements. H-Shares may be traded by foreigners.

Red Chip Companies. Red Chip Companies are companies with controlling Chinese shareholders that are incorporated outside mainland China and listed on the Hong Kong Stock Exchange. Shares of such companies are traded in Hong Kong dollars on the Hong Kong Stock Exchange. Shares of Red Chip Companies may be traded by foreigners.

P-chip Companies. P-chip Companies are companies with controlling private Chinese shareholders that are listed on a stock exchange outside mainland China (e.g., Singapore).

Foreign Exchange Controls and Foreign Currency Considerations. Chinese law requires that all domestic transactions must be settled in Chinese currency, the Renminbi, places significant restrictions on the remittance of foreign currency and strictly regulates currency exchange from Renminbi. Foreign investors may only exchange foreign currencies at specially authorized banks after complying with documentation requirements. These restrictions may adversely affect foreign investors. Additionally, there is currently no market in which the Funds may engage in hedging transactions to minimize Renminbi foreign exchange risk, and there can be no guarantee that instruments suitable for hedging currency will be available at any time in the future.

SPECIAL RISK FACTORS AFFECTING INDIA

The BRIC Equity Fund and India Equity Fund may invest in the securities of Indian issuers. Investing in India involves risk and special considerations not typically associated with investing in other more established economies or securities markets. These risks are described in greater detail below.

Investments by Foreign Institutional Investors. There are controls and restrictions exercised by the Indian government and Indian regulatory bodies over foreign investment in securities of Indian issuers. Those foreign investors qualified as “Foreign Institutional Investors” (“FIIs”) may invest predominantly in exchange traded securities (including securities that are to be listed or approved on the over-the-counter exchange of India) subject to the guidelines for Direct Foreign Investments by FIIs in India (the “Guidelines”) published in a September 14, 1992 Press Note issued by the Government of India, Ministry of Finance, Investment Division. To qualify to trade in India, an FII must apply for registration to the Securities and Exchange Board of India (“SEBI”) and to the Reserve Bank of India. SEBI is instructed by the Guidelines to consider the track record of the FII, its professional competence, financial soundness, experience and other relevant criteria. SEBI must also be satisfied that suitable custodial arrangements are in place for the Indian securities. A FII must seek renewal of this status every five years, for which there can be no guarantee that regulatory approval will be forthcoming. FIIs are required to observe certain investment restrictions, including an ownership ceiling.

There is no assurance that any of the aforementioned investment control regimes will not be changed or modified in any way that may make it more difficult or impossible for the India Equity Fund and the BRIC Equity Fund to implement their investment objectives or repatriate their income, gains and initial capital.

Investment Factors Unique to India. The government of India exercises significant influence over many aspects of the Indian economy, and the number of public sector enterprises in India is substantial. Accordingly, government actions in India in the future could have a significant effect on its economy, which could affect private sector companies, market conditions, and prices and yields of Indian securities.

Religious and border disputes persist in India. India has from time to time experienced civil unrest and hostilities with neighboring countries such as Pakistan. Several Indian states have active separatist movements that the government is confronting. The longstanding dispute with Pakistan over the bordering Indian state of Jammu and Kashmir remains unresolved. If the Indian government is unable to control the negative effects of these tensions, including violence and civil disruptions, the results could destabilize the economy.

Exchange Controls and the Ability to Repatriate Investments. The Indian Foreign Exchange Management Act, 1999 and the rules, regulations and notifications issued thereunder control the ability of the Funds to invest in Indian securities, exchange Indian rupees into U.S. dollars and repatriate investment income, capital and proceeds of sales realized from investments in Indian securities. There is no assurance that the Indian government will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to FIIs in such a way that may adversely affect the ability of the Funds to repatriate their respective income and capital in the future. Such a condition may prompt the Board of Trustees to suspend redemptions for an indefinite period. If for any reason a Fund is unable, through borrowing or otherwise, to distribute an amount equal to substantially all of their respective investment company taxable income (as defined for U.S. tax purposes, without regard to the deduction for dividends paid) within the applicable time periods, the Fund would cease to qualify for the favorable tax treatment afforded to regulated investment companies under the U.S. Code.

Limited Share Ownership. A limited number of persons or entities hold a high proportion of the shares of many Indian issuers. This limits the number of shares available for investment by the Funds. In addition, further issuances, or the perception that such further issuances may occur, of securities by Indian issuers in which the Funds have invested could dilute the earnings per share of the Funds’ investment and could adversely affect the market price of such securities. Sales of securities by such issuer’s major shareholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, the Funds’ investment. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of the Indian securities markets may also affect the Funds’ ability to acquire or dispose of securities at the price and time that it desires.

Indian stock exchanges, including The Stock Exchange, Mumbai and the National Stock Exchange of India, have in the past experienced substantial fluctuations in the prices of their listed securities. They have also experienced problems such as temporary exchange closures, broker defaults, settlement delays and broker strikes that, if they reoccur, could affect the market price and liquidity of Indian securities. In addition, the governing bodies of the various Indian stock exchanges have from time to time imposed restrictions on trading in certain securities, limitations on price movements and margin requirements. There have also been delays and errors in share allotments relating to initial public offerings, which in turn affect overall market sentiment and lead to fluctuations in the market prices of the securities of those companies and others.

SPECIAL RISK FACTORS AFFECTING RUSSIA

The Fund may invest in securities of Russian issuers. Investing in Russia involves risk and special considerations not typically associated with investing in other more established economies or securities markets. These risks are described in greater detail below.

Since the breakup of the Soviet Union in December of 1991, Russia has experienced and continues to experience dramatic political and social instability, that is also manifested in increased crime rates, terrorism, public corruption and conflicts that could rise to the level of regional war. In addition, the governmental efforts of transforming the economy into an efficient structure enabling Russia to compete in international markets and serve the needs of its citizens have failed to date. In this unstable environment it is very difficult to predict how dramatically economic policies implemented by the government in the future would affect foreign investors.

The relatively recent formation, inexperience, extreme price volatility, illiquidity, low trading volume and the limited issuer representation of few industry sectors of the Russian securities market present a variety of problems that are not encountered on more developed national securities markets. The delays in the Russian share registration system or share custody by licensed Russian sub-custodians could affect efficient portfolio maintenance and timely execution of transactions thereby presenting a potential for loss. In addition, should a loss occur due to an error it may be problematic to obtain and/or enforce legal judgment, especially in light of the fact that investor regulatory protection in general and foreign investor protection in particular is limited. There are less stringent auditing and financial reporting standards compared to those that apply to issuers in the U.S. and the available statistical information could be inaccurate. As a result, it is very difficult to obtain material information about issuer or to assess the financial condition of Russian companies.

Russia's dependence on the export of its commodities makes it vulnerable to any weakening in global demand for these commodities that could put devaluation pressure on the exchange rate. These adverse currency exchanges rates and the lack of available currency hedging instruments present a high degree of currency risk to foreign investors.

There is a great risk that nationalization, expropriation, dilution, default, excessive or confiscatory taxation, devaluation similar to the August 1998 sudden ruble devaluation would take place that could potentially involve total loss of investments.

U.S. GOVERNMENT SECURITIES

The Funds may invest in U.S. Government securities to the extent set forth in the Prospectuses and this SAI. U.S. Government securities include bills, notes, and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. Government.

Some U.S. Government securities are supported by the direct full faith and credit pledge of the U.S. Government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agencies’ obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. Government will be able or willing to repay any principal or interest when due, or will provide financial support to a U.S. Government agency, authority, instrumentality or sponsored enterprise when it is not obligated by law to do so.

WARRANTS

A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Once a warrant expires, it has no value in the market. Warrant positions will not be used to increase the leverage of a Fund. Consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The Funds may purchase securities on a when-issued or delayed-delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the transaction. The when-issued securities are subject to market fluctuation and no interest accrues to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself in which case there could be an unrealized loss at the time of delivery. If the other party to a when-issued transaction fails to deliver or pay for the security, a Fund could miss a favorable price or yield opportunity or suffer a loss.

The Short Duration Fund may invest in “when-issued” municipal obligations. New issues of municipal obligations may be offered on a “when-issued” or “forward delivery” basis. The payment obligation and the interest rate that will be received on the municipal obligations offered on this basis are each fixed at the time the Fund commits to the purchase, although settlement, i.e., delivery of and payment for the municipal obligations, takes place beyond customary settlement time (but normally within 45 days of the commitment). Between the time the Fund commits to purchase the “when-issued” or “forward delivery” municipal obligation and the time delivery and payment are made, the “when-issued” or “forward delivery” municipal obligation is treated as an asset of the Fund and the amount that the Fund is committed to pay for that municipal obligation is treated as a liability of the Fund. No interest on a “when-issued” or “forward delivery” municipal obligation is accrued by the Fund until delivery occurs. Although the Fund only makes commitments to purchase “when-issued” or “forward delivery” municipal obligations with the intention of actually acquiring them, the Fund may sell these obligations before the settlement date if deemed advisable by the Adviser.

Purchasing municipal obligations on a “when-issued” or “forward delivery” basis can involve a risk that the yields available in the market on the settlement date may actually be higher (or lower) than those obtained in the transaction itself and, as a result, the “when-issued” or “forward delivery” municipal obligation may have a lesser (or greater) value at the time of settlement than a Fund’s payment obligation with respect to that municipal obligation. Furthermore, if a Fund sells the “when-issued” or “forward delivery” municipal obligation before the settlement date or if a Fund sells other obligations from the Fund’s portfolio in order to meet the payment obligations, the Fund may realize a capital gain, which is not exempt from federal income taxation.

Municipal obligations purchased on a “when-issued” or “forward delivery” basis and the securities held in a Fund’s portfolio are subject to changes in value (both generally changing in the same way, that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. In order to invest a Fund’s assets immediately, while awaiting delivery of securities purchased on a “when-issued” or “forward delivery” basis, short-term obligations that offer same day settlement and earnings normally are purchased. Although short-term investments normally are in tax-exempt securities, short-term taxable securities may be purchased if suitable short-term tax-exempt securities are not available. At the time a Short Duration Fund enters into a transaction on a “when-issued” or forward delivery basis, it will segregate cash, cash equivalents or high quality debt securities equal to the amount of the “when-issued” or “forward delivery” commitment. For the purpose of determining the adequacy of the securities segregated, the securities are valued at market value. If the market value of such securities declines, additional cash or high quality debt securities are segregated daily so that the value of the segregated securities equals the amount of a Fund’s commitments. On the settlement date of the “when-issued” or “forward delivery” securities, the Fund’s obligations are met from then-available cash flow, sale of segregated securities, sale of other securities or, although not normally expected, from sale of the “when-issued” or “forward delivery” securities themselves (which may have a value greater or lesser than a Fund’s payment obligations).

WRITING COVERED CALLS

The Funds may seek to earn premiums by writing covered call options against some of the securities in their portfolios provided the options are listed on a national securities exchange. A call option is “covered” if a Fund owns the underlying securities covered by the call. The purchaser of the call option obtains the right to acquire these securities at a fixed price (which may be less than, the same as, or greater than the current market price of such securities) during a specified period of time. A Fund, as the writer of the option, forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit.

A Fund retains the risk of loss should the price of the underlying security decline below the purchase price of the underlying security minus the premium.

ZERO COUPON OBLIGATIONS

The Funds may invest in zero coupon obligations, which are fixed income securities that do not make regular interest payments. Instead, zero coupon obligations are sold at substantial discounts from their face value. A Fund will accrue income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy a Fund’s distribution obligations, in which case the Fund will forego the purchase of additional income-producing assets with these funds. The difference between a zero coupon obligation’s issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero coupon obligations may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon obligation prices may also exhibit greater price volatility than ordinary fixed income securities because of the manner in which their principal and interest are returned to the investor.

PORTFOLIO TURNOVER

For the purposes of this section, the term “Adviser” also includes the Subadvisers for the Funds.

The Adviser manages each Fund generally without regard to restrictions on portfolio turnover. In general, a Fund will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. The Adviser engages in portfolio trading for a Fund if it believes a transaction net of costs (including custodian charges) will help achieve the investment objective of the Fund. In managing a Fund’s portfolio, the Adviser seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. Expenses to each Fund, including brokerage commissions, and the realization of capital gains that are taxable to the Fund’s shareholders tend to increase as the portfolio turnover increases.

For the fiscal years ended October 31, 2013 and 2012, the portfolio turnover rate for each Fund or its Underlying Portfolio(s) was:

Fund(1)	2013	2012
Growth Fund(2)	75%	53%
Opportunity Fund(2)	70%	59%
Advisor Opportunity Fund(2)	70%	59%
Aggressive Strategy Fund	37%	71%
Balanced Strategy Fund	35%	62%
Moderate Strategy Fund	30%	61%

Fund(1)	2013	2012
Conservative Strategy Fund	31%	59%
Income Strategy Fund	48%	31%(3)
(1)	Global Funds and the Short Duration Fund have not commenced operations as of the date of the SAI.
(2)	For each of the Feeder Funds, the turnover rate is calculated based upon the Fund’s interest in the Underlying Portfolio in which the Fund invested.
(3)	From March 20, 2012 through October 31, 2012.

If a Fund (or Portfolio) has a high portfolio turnover rate (e.g. 100% or more), transaction costs incurred by the Fund (or Portfolio), and the realized capital gains and losses may be greater than those of a Fund (or Portfolio) with a lesser portfolio turnover rate. See “Portfolio Transactions” and “Tax Matters.”

PORTFOLIO TRANSACTIONS

For the purposes of this section, the term “Adviser” also includes the Subadvisers for the Funds, and the term “Fund” includes the relevant Portfolio.

The Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. The Trusts have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities for the Funds. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of each Fund’s shareholders rather than by any formula. In placing orders for each Fund, the primary consideration is prompt execution of orders in an effective manner at the most favorable price, although each Fund does not necessarily pay the lowest spread or commission available. Other factors taken into consideration are the dealer’s general execution and operational facilities, the type of transaction involved and other factors such as the dealer’s risk in positioning the securities. To the extent consistent with applicable legal requirements, the Adviser may place orders for the purchase and sale of investments for a Fund with a broker-dealer affiliate of the Adviser.

The Adviser may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer that has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising several of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing each Fund. The management fee paid from each Fund is not reduced because the Adviser and its affiliates receive such services.

Generally, fixed income securities and money market securities are traded on a principal basis and do not involve brokerage commissions. Under the 1940 Act, persons affiliated with HSBC Bank USA, N.A. (“HSBC Bank”), the Adviser, a Fund or Foreside Distribution Services, L.P. (“Foreside” or the “Distributor”) are prohibited from dealing with a Fund as a principal in the purchase and sale of securities except in accordance with regulations adopted by the SEC. A Fund may purchase municipal obligations from underwriting syndicates of which the Distributor or other affiliate is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act. Under the 1940 Act, persons affiliated with the Adviser, a Fund or the Distributor may act as a broker for the Fund. In order for such persons to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by such persons must be reasonable and fair compared to the commissions, fees or other remunerations paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliate to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Trustees of the Trusts regularly review any commissions paid by the Funds to affiliated brokers. The Funds will not do business with nor pay commissions to affiliates of the Adviser in any portfolio transactions where they act as principal.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Adviser may cause a Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in the 1934 Act) to the Adviser an amount of commission for effecting a securities transaction for a Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction, provided the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or its respective overall responsibilities to the Fund or to its other clients. Not all of such services are useful or of value in advising each Fund.

The term “brokerage and research services” includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement. Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Funds and the Adviser’s other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement. The SEC has published interpretative guidance that tightened previously existing standards concerning the types of expenses that qualify for the Section 28(e) safe harbor and set forth certain steps that investment advisers would need to take in order to ensure such qualification.

Investment decisions for each Fund and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought for certain clients even though it could have been sold for other clients at the same time, and a particular security may be sold for certain clients even though it could have been bought for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. In some instances, one client may sell a particular security to another client. Two or more clients may simultaneously purchase or sell the same security, in which event each day’s transactions in that security are, insofar as practicable, averaged as to price and allocated between such clients in a manner which in the Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. In addition, when purchases or sales of the same security for a Fund and for other clients of the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchases or sales. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients in terms of the price paid or received or of the size of the position obtainable. It is recognized that, in some cases, this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In other cases, however, the Adviser believes that the Funds’ ability to participate in volume transactions will produce better executions for the Funds.

The Board has adopted a policy to ensure compliance with Rule 12b-1(h) under the 1940 Act in the selection of broker-dealers to execute portfolio transactions for the Funds. Generally, Rule 12b-1(h) prohibits the Funds from compensating a broker-dealer for promotion or sale of Fund shares by directing to the broker-dealer securities transactions or remuneration received or to be received from such portfolio securities transactions.

If a Fund invests primarily in fixed income securities, it is anticipated that most purchases and sales will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, such Funds would not ordinarily pay significant brokerage commissions with respect to their securities transactions.

In the United States and in some other countries debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter’s commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer’s mark-up or mark-down. The Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the best available price, securities may, as authorized by each Fund’s investment advisory contract, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present, no arrangements for the recapture of commission payments are in effect.

For the fiscal years ended October 31, 2013, 2012 and 2011, the Funds (or the corresponding Underlying Portfolios) paid aggregate brokerage commissions as shown in the following table:

Fund(1)	2013	2012	2011
Growth Portfolio(2)	$79,446	$59,902	$72,811
Opportunity Portfolio(2)	$270,535	$207,534	$241,489
Income Strategy Fund	$2	$2(3)	N/A
(1)	The Short Duration Fund and the Global Funds have not commenced operations as of the date of this SAI. Each of the World Selection Funds bears a proportionate share of the amounts applicable to the Affiliated Underlying Funds, to the extent of its investment in the Affiliated Underlying Funds.
(2)	Each of the Feeder Funds bears a proportionate share of the amounts applicable to the Underlying Portfolio, to the extent of their investment in the Underlying Portfolio.
(3)	From March 20, 2012 through October 31, 2012.

During the fiscal year ended October 31, 2013, the Funds acquired securities issued by their regular brokers or dealers, or their parent companies, as reflected in the table below. The following shows the aggregate holdings of the securities of each such issuer as of October 31, 2013. (For these purposes a regular broker or dealer includes any of the (a) ten brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the Trusts’ portfolio transactions during the their most recent fiscal year, (b) ten brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Trusts during their most recent fiscal year, or (c) ten brokers or dealers that sold the largest dollar amount of securities of the Funds during the Trusts’ most recent fiscal year.)

Fund	Morgan Stanley	JP Morgan Chase
Growth Portfolio	$1,318,707	$0
Opportunity Portfolio	$0	$0
Aggressive Strategy Fund	$0	$2,013,869
Balanced Strategy Fund	$0	$5,999,238
Moderate Strategy Fund	$0	$4,547,290
Conservative Strategy Fund	$0	$1,846,971
Income Strategy Fund	$0	$117,821

DISCLOSURE OF PORTFOLIO HOLDINGS

The Boards of Trustees of the Trusts have adopted policies and procedures relating to disclosure of each Trust’s portfolio securities (the “Policy”). The Policy is designed to ensure disclosure of holdings information where necessary to each Trust’s operation or useful to each Trust’s shareholders without compromising the integrity or performance of such Trust. Disclosure of information regarding the portfolio holdings of the Funds occurs only upon the determination, by the Trusts’ Chief Compliance Officer (“CCO”), that such disclosure is in the best interests of the Funds’ shareholders and that it does not present a conflict of interest between the shareholders and the Adviser, principal underwriter, or any affiliated person of the Fund, the Adviser, its principal underwriter, or any subadviser of the Funds.

Pursuant to applicable law, the Trusts are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter. The Trusts disclose a complete schedule of investments in each Semi-Annual Report and Annual Report to Shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to shareholders, but are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. These reports are also available, free of charge, on the Trusts’ website at www.investorfunds.us.hsbc.com.

The Trusts’ website also provides information about each Fund’s top 10 holdings, sector holdings and other characteristics data as of the end of the most recent month. The Trusts may publish the Funds’ full portfolio holdings thirty (30) days after the end of each month. This information is available until updated as of the following month. The information on the Trusts’ website is publicly available to all categories of persons.

The Trusts or the Adviser may share non-public holdings information of the Trusts sooner than 60 days of the end of the fiscal quarter with the Adviser and other service providers to the Trusts (including the Trusts’ custodian, the Sub-Administrator; and pricing services such as FT Interactive). In addition, the Trusts may share non-public holdings information with mutual fund ranking and NRSROs, including Standard & Poor’s Corporation, Morningstar, Lipper Analytical Services and Bloomberg L.P. These service providers and other entities owe contractual, fiduciary, or other legal duties of confidentiality to the Trusts or the Adviser that foster reasonable expectations that holdings information will not be misused. The Trusts’ officers may authorize disclosure of the Trusts’ holdings portfolio information to service providers where such service provider needs information to fulfill its duties.

The Trusts may also disclose information about portfolio holdings to mutual fund evaluation services that agree not to disclose the information to third parties and that enter into a Confidentiality Agreement. Such Confidentiality Agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that such information will be used solely for the purpose of analysis and evaluation of the portfolio. Disclosures may be made to other third parties under a Confidentiality Agreement satisfactory to Fund counsel and the Trusts’ CCO. The Confidentiality Agreement prohibits anyone in possession of non-public holdings information from purchasing or selling securities based on such information, or from disclosing such information to other persons, except for those who are actually engaged in, and need to know, such information to perform services for the portfolio.

Currently, the Trusts have arrangements to provide additional disclosure of holdings information to the following evaluation services: Lipper Analytical Services (10 days after the end of each month), Morningstar (between 60-70 days after the end of each quarter), Bloomberg L.P. (60 days after the end of each quarter) and Standard & Poor’s Corporation (between 3-5 days after the end of each week).

No compensation or other consideration is paid to or received by any party in connection with the disclosure of holdings information, including the Trusts, the Adviser and its affiliates.

Pursuant to the Policy, the CCO may authorize exceptions and allow disclosures under other circumstances he or she deems appropriate. In addition, a Fund may disclose its holdings, as appropriate, in conformity with the foregoing principles. Compliance with the Policy (including the use of the portfolio holdings information) will be monitored by the CCO or his or her designee on a regular basis, and any violations constituting a “Material Compliance Matter” as defined under Rule 38a-1 of the 1940 Act will be reported by the CCO to the Board.

INVESTMENT RESTRICTIONS

The Trusts, with respect to each Fund, and the Portfolio Trust, with respect to the Underlying Portfolios, have adopted certain fundamental and non-fundamental investment restrictions. Fundamental investment restrictions may not be changed without approval by holders of a “majority of the outstanding voting securities” of a Fund or Portfolio. The term “majority of the outstanding voting securities” as used in this SAI means the vote of the lesser of (i) 67% or more of the outstanding “voting securities” of the Fund or the Portfolio present at a meeting, if the holders of more than 50% of the outstanding “voting securities” are present or represented by proxy, or (ii) more than 50% of the outstanding “voting securities.” The term “voting securities” as used in this paragraph has the same meaning as in the 1940 Act.

ALL FUNDS

Each of the Funds is subject to the following non-fundamental restrictions, in addition to the fundamental and non-fundamental restrictions set forth below under the headings for each Fund:

1. The Fund may not purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures.

2. The Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options and futures contracts are not deemed to constitute short sales of securities.

3. The Fund may not invest in securities of any registered investment company except to the extent permitted under the 1940 Act generally or in accordance with any exemptive order granted to the Trusts by the SEC.

4. The Fund may not directly purchase securities or other instruments issued by companies that manufacture cluster munitions or anti-personnel mines. The Adviser uses the definitions within the 1997 Mine Ban Treaty and the 2008 Convention on Cluster Bombs for guidance and implementation. The Fund may purchase securities of registered investment companies, ETNs or other pooled vehicles that invest in companies that manufacture cluster munitions or anti-personnel mines.

SHORT DURATION FUND

As a matter of fundamental policy, the Fund will not (except that none of the following investment restrictions shall prevent the Fund from investing all of their assets in separate registered investment companies with substantially the same investment objectives):

1. borrow money, except to the extent permitted under the 1940 Act;

2. issue any senior securities, except as permitted under the 1940 Act;

3. act as underwriter of securities within the meaning of the 1933 Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation of purchases of restricted securities;

4. purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts;

5. purchase or sell commodities or commodity contracts, except that the Fund may deal in forward foreign exchange transactions between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

6. make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act; and

7. purchase any securities, which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

In applying fundamental policy number 7, mortgage-backed securities need not be considered a single industry, and shall be classified as follows for purposes of the concentration policy. Mortgage-backed securities issued by governmental agencies and government-related organizations shall be excluded from the limitation in fundamental policy number 7.

GLOBAL FUNDS

As a matter of fundamental policy, the Funds will not (except that none of the following investment restrictions shall prevent the Funds from investing all of their assets in separate registered investment companies with substantially the same investment objectives):

1. borrow money, except to the extent permitted under the 1940 Act;

2. issue any senior securities, except as permitted under the 1940 Act;

3. act as underwriter of securities within the meaning of the 1933 Act, except insofar as they might be deemed to be underwriters upon disposition of certain portfolio securities acquired within the limitation of purchases of restricted securities;

4. purchase or sell real estate, provided that the Funds may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts;

5. purchase or sell commodities or commodity contracts, except that the Funds may deal in forward foreign exchange transactions between currencies of the different countries in which they may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

6. make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act; and

7. purchase any securities, which would cause 25% or more of the value of each Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

In applying fundamental policy number 7, mortgage-backed securities need not be considered a single industry, and shall be classified as follows for purposes of the concentration policy. Mortgage-backed securities issued by governmental agencies and government-related organizations shall be excluded from the limitation in fundamental policy number 7.

GROWTH FUND (GROWTH PORTFOLIO)

As a matter of fundamental policy, the Growth Fund (except that none of the following investment restrictions shall prevent the Trust from investing all of the Growth Fund’s assets in separate registered investment companies with substantially the same investment objective):

1. invest in physical commodities or contracts on physical commodities;

2. purchase or sell real estate, although it may purchase and sell securities of companies that deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities that are secured by interests in real estate;

3. make loans except for the lending of portfolio securities pursuant to guidelines established by the Board of Trustees and except as otherwise in accordance with the Portfolio’s investment objective and policies;

4. borrow money, except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that the Portfolio (Fund) maintains asset coverage of at least 300% for all such borrowings;

5. underwrite the securities of other issuers (except to the extent that the Portfolio (Fund) may be deemed to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities);

6. acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Portfolio’s (Fund’s) total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Portfolio (Fund) adopts a temporary defensive position;

7. issue senior securities, except as permitted under the 1940 Act;

8. with respect to 75% of its assets, the Portfolio (Fund) will not purchase securities of any issuer if, as a result, more than 5% of the Portfolio’s (Fund’s) total assets taken at market value would be invested in the securities of any single issuer; and

9. with respect to 75% of its assets, the Portfolio (Fund) will not purchase a security if, as a result, the Portfolio (Fund) would hold more than 10% of the outstanding voting securities of any issuer.

As a matter of non-fundamental policy, the Fund will not:

1. enter into a futures contract if, immediately thereafter, the value of securities and other obligations underlying all such futures contracts would exceed 50% of the value of the Fund’s total assets. Moreover, the Fund will not purchase put and call options if, as a result, more than 5% of its total assets would be invested in such options;

2. invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of its total assets, except that this limitation does not apply to warrants acquired in units or attached to securities.

OPPORTUNITY FUND AND ADVISOR OPPORTUNITY FUND (OPPORTUNITY PORTFOLIO)

As a matter of fundamental policy, each of the Opportunity Fund and Advisor Opportunity Fund will not (except that none of the following investment restrictions shall prevent the Trust or Advisor Trust from investing all of each Fund’s assets in a separate registered investment company with substantially the same investment objective):

1. borrow money or mortgage or hypothecate assets of the Portfolio (Fund), except that in an amount not to exceed 1/3 of the current value of the Portfolio’s (Fund’s) net assets, it may borrow money (including from a bank or through reverse repurchase agreements, forward roll transactions involving mortgage backed securities or other investment techniques entered into for the purpose of leverage), and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;

2. underwrite securities issued by other persons except insofar as the Portfolio (Fund) may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

3. make loans to other persons except: (a) through the lending of the Portfolio’s (Fund’s) portfolio securities and provided that any such loans not exceed 30% of the Portfolio’s (Fund’s) total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

4. purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio (Fund) may hold and sell, for the Portfolio’s (Fund’s) portfolio, real estate acquired as a result of the Portfolio’s (Fund’s) ownership of securities);

5. concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of a Portfolio’s (Fund’s) investment objective(s), up to 25% of its total assets may be invested in any one industry;

6. issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; and

7. with respect to 75% of its assets, invest more than 5% of its total assets in the securities (excluding U.S. Government securities) of any one issuer.

The Opportunity Fund and Advisor Opportunity Fund are also subject to the following restrictions which may be changed by the respective Boards of Trustees without shareholder approval (except that none of the following investment policies shall prevent the Trust or Advisor Trust from investing all of the assets of the Opportunity Fund or Advisor Opportunity Fund in a separate registered investment company with substantially the same investment objective).

As a matter of non-fundamental policy, the Opportunity Fund and Advisor Opportunity Fund will not:

1. purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets, except that this limitation does not apply to warrants acquired in units or attached to securities;

2. write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Portfolio (Fund) and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of the Portfolio’s (Fund’s) net assets; (c) the securities subject to the exercise of the call written by the Portfolio (Fund) must be owned by the Portfolio (Fund) at the time the call is sold and must continue to be owned by the Portfolio until the call has been exercised, has lapsed, or the Portfolio (Fund) has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio’s (Fund’s) obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio (Fund) segregates with its custodian assets consisting of cash or short-term U.S. Government securities equal in value to the amount the Portfolio (Fund) will be obligated to pay upon exercise of the put, marked to market daily (this segregation must be maintained until the put is exercised, has expired, or the Portfolio (Fund) has purchased a closing put, which is a put of the same series as the one previously written); and

3. buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio’s (Fund’s) total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio’s (Fund’s) total assets.

WORLD SELECTION FUNDS

As a matter of fundamental policy, each of the World Selection Funds will not (except that none of the following investment restrictions shall prevent the Trust from investing each of the World Selection Fund’s assets in a combination of Affiliated Underlying Funds, Unaffiliated Underlying Funds and the Prime Money Market Fund):

1. invest in physical commodities or contracts on physical commodities;

2. purchase or sell real estate, although the Funds may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

3. make loans except for the lending of portfolio securities pursuant to guidelines established by the Board of Trustees and except as otherwise in accordance with each Fund’s investment objective and policies;

4. borrow money, except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that each Fund maintains asset coverage of at least 300% for all such borrowings;

5. underwrite the securities of other issuers (except to the extent that each Fund may be deemed to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities);

6. acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of each Fund’s total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Portfolio (Fund) adopts a temporary defensive position; and

7. issue senior securities, except as permitted under the 1940 Act.

Each Fund is “diversified,” as defined by the 1940 Act.

PERCENTAGE AND RATING RESTRICTIONS (ALL FUNDS)

If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in a Fund’s Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by a Fund or a later change in the rating of a security held by a Fund is not considered a violation of policy. However, the Adviser will consider such change in its determination of whether to continue to hold the security and provided further, that the Adviser will take appropriate steps, which may include the disposition of portfolio securities, as may be necessary to satisfy the applicable requirements of the 1940 Act and/or the rules thereunder with respect to the Fund’s investments in illiquid securities or any borrowings by the Fund.

MANAGEMENT OF THE TRUSTS AND THE PORTFOLIO TRUST

BOARD OF TRUSTEES

Overall responsibility for management of the Trusts rests with the Board of Trustees. The Trustees elect the officers of the Trusts and appoint service providers to manage the Trusts’ day-to-day operations. The Trustees meet regularly to discuss and consider matters concerning the Trusts and to oversee the Trusts’ activities, including the investment performance of the Trusts’ Funds and the operation of the Trusts’ compliance programs, and to evaluate and address risks associated with the Trusts’ activities.

BOARD COMPOSITION AND LEADERSHIP STRUCTURE

The Board is currently composed of seven Trustees, one of whom is an “interested person” (as that term is defined by Section 2(a)(19) of the 1940 Act) of the Trusts (“Interested Trustee”) by virtue of her employment with the Adviser and six of whom are not an “interested person” (as that term is defined by Section 2(a)(19) of the 1940 Act) of the Trusts (“Independent Trustees”). The Chairman of the Board is an Independent Trustee, and, among other duties and responsibilities, serves as a point person for communications between the Trustees and the Trusts’ management and service providers. The Board also has established an Audit Committee, a Valuation and Investment Oversight Committee, a Nominating and Corporate Governance Committee, and a Contracts and Expense Committee (the “Committees”) to facilitate the Trustees’ oversight of the management of those aspects of the Trusts’ operations. Each Committee has a Chair and certain Committees also have a Vice Chair. Each Committee’s responsibilities are discussed in greater detail below.

The Trustees interact directly with the Chairman of the Board, Chairs of the Committees, each other, the Trusts’ officers, and senior management of the Adviser and other service providers of the Trusts at scheduled meetings and between meetings, as appropriate. The Trustees seek to have an inclusive approach to oversight. For example, each Independent Trustee is a member of each of the Committees. The Independent Trustees regularly meet outside the presence of the Trusts’ management and are advised by independent legal counsel.

The Board believes that its structure facilitates the orderly and efficient flow of information to the Trustees from the Adviser and other service providers with respect to services provided to the Trusts, potential conflicts of interest that could arise from these relationships and other risks that the Trusts may face. The Board further believes that its structure allows all of the Trustees to participate in the full range of the Board’s oversight responsibilities and for the Board and its Committees to make informed decisions on the affairs of the Trusts. The Board believes that the orderly and efficient flow of information and the ability to bring each Trustee’s talents to bear in overseeing the Trusts’ operations is important, in light of the size and complexity of the HSBC Family of Funds and the risks that the fund complex faces. The Board and its Committees review their structure regularly, to help ensure that it remains appropriate as the business and operations of the Trusts, and the environment in which the Trusts operate, change.

BOARD’S ROLE IN RISK OVERSIGHT OF THE TRUSTS

The Board oversees risk management for the Trusts both directly and through its Committees, by working with the Trusts’ senior officers (including the Trusts’ President, CCO and Treasurer), portfolio management and other personnel of the Adviser, the Trusts’ independent registered public accounting firm (the “independent auditors”), legal counsel and personnel from the Trusts’ other service providers (collectively, “Trust personnel”) to identify, evaluate and seek means of mitigating risk. In this regard, the Board and its Committees request, receive and act on reports from Trust personnel on risk oversight and management, and the Trustees confer with each other and engage Trust personnel between Board meetings on such matters, as deemed appropriate.

The Board has adopted, on behalf of the Trusts, and periodically reviews with the assistance of the Trusts’ CCO, policies and procedures designed to address-risks associated with the Trusts’ activities. In addition, the Adviser and the Trusts’ other service providers also have adopted policies, processes and procedures designed to identify, assess and manage certain risks associated with the Trusts’ activities, and the Board receives and acts on reports from the Adviser and the Trusts' other service providers with respect to the operation of these policies, processes and procedures as required and/or as the Board deems appropriate.

QUALIFICATIONS OF THE TRUSTEES

The names of the Trustees of the Trusts, their addresses, ages, positions held with the Trusts, principal occupation(s) during the past five years, number of portfolios in the fund complex overseen, and other directorships held by each Trustee are set forth below.

TRUSTEES

					Other Public Company
					and Investment
		Term of	Principal	Portfolios In	Company
	Position(s)	Office and	Occupation(s)	Fund Complex	Directorships Held By
	Held With	Length of	During Past	Overseen By	Trustee During the
Name, Address and Age	Funds	Time Served	5 Years	Trustee*	Past 5 Years
Non-Interested Trustees
Marcia L. Beck P.O. Box 182845 Columbus, OH 43218-3035 Age: 58	Trustee	Indefinite; 2008 to present	Private Investor (June 1999 – present); Executive Vice President, Prudential Investments (1997 – 1999); President and Trustee, The Goldman Sachs Mutual Funds (1992 – 1996)	21	None
Susan C. Gause P.O. Box 182845 Columbus, OH 43218-3035 Age: 60	Trustee	Indefinite; 2013 to present	Since 2003, Private Investor; Independent Trustee of Met Investors Series Trust (2008 – 2012); Chief Executive Officer, Dresdner RCM Global Investors and Allianz Dresdner Asset Management (2000 – 2002); Board Member of Dersdner Global Asset Management Board (2000 – 2002); Chief Operating Officer and Senior Managing Director of Dresdner RCM Global Investors (1998 – 2000)	21	Since 2012, Trustee, Metropolitan Series Fund

					Other Public Company
					and Investment
		Term of	Principal	Portfolios In	Company
	Position(s)	Office and	Occupation(s)	Fund Complex	Directorships Held By
	Held With	Length of	During Past	Overseen By	Trustee During the
Name, Address and Age	Funds	Time Served	5 Years	Trustee*	Past 5 Years
Susan S. Huang P.O. Box 182845 Columbus, OH 43218-3035 Age: 59	Trustee	Indefinite; 2008 to present	Private Investor, (2000-present); Senior Vice President, Schroder Investment Management (2001 – 2004) Managing Director, Chase Asset Management (1995-2000)	21	None
Alan S. Parsow P.O. Box 182845 Columbus, OH 43218-3035 Age: 63	Trustee	Indefinite; 1987 to present	General Partner, Elkhorn Partners, L.P. (a private investment partnership) (1989 – present)	21	None
Thomas F. Robards P.O. Box 182845 Columbus, OH 43218-3035 Age: 67	Trustee	Indefinite; 2005 to present	Partner, Robards & Co. LLC (investment and advisory services) (2005-present); Chief Financial Officer, American Museum of Natural History (2003- 2004); Chief Financial Officer, Datek Online Holdings (2000- 2003); Previously EVP and CFO Republic New York Corporation	21	Overseas Shipholding Group (energy transportation); Ellington Financial LLC (NYSE listed financial services); Ellington Residential OMortgage REIT (NYSE listed real estate investment trust)
Michael Seely P.O. Box 182845 Columbus, OH 43218-3035 Age: 68	Chairman and Trustee	Indefinite; 1987 to present	Private Investor (2003-present); General Partner, Global Multi Manager Partners (1999-2003); President of Investor Access Corporation (1981- 2003)	21	None

Other Public Company
and Investment
		Term of	Principal	Portfolios In	Company
	Position(s)	Office and	Occupation(s)	Fund Complex	Directorships Held By
	Held With	Length of	During Past	Overseen By	Trustee During the
Name, Address and Age	Funds	Time Served	5 Years	Trustee*	Past 5 Years
Interested Trustee**
Deborah A. Hazell 452 Fifth Avenue New York, NY 10018 Age: 50	Trustee	Indefinite; 2011 to present	CEO, HSBC Global Asset Management (USA) Inc. (2011- Present); President and CEO, Fischer Francis Trees & Watts (“FFTW”) (investment advisor), (2008 – 20110; Client Service, Business Development and Marketing Group, FFTW (1999 – 2008)	21	None
*	Includes the Trust, the Advisor Trust and the Portfolio Trust.
**	Ms. Hazell is an “interested person” of the Trusts, as defined by the 1940 Act, because of her employment with the Adviser.

OFFICERS

	Position(s) Held	Term of Office and	Principal Occupation(s) During Past
Name, Address and Age	With Funds	Length of Time Served	5 Years
Richard A. Fabietti 452 Fifth Avenue New York, NY 10018 Age: 55	President	One year; 2004 to present	Senior Vice President, Head of Product Management, HSBC Global Asset Management (USA) Inc. (1998 – present)
Ty Edwards* 3435 Stelzer Road Columbus, OH 43219-3035 Age: 47	Treasurer	One year; 2010 to present	Senior Vice President, Citi Fund Services (2010 – present); Director, Product Management, Columbia Management (2007-2009)
Jennifer A. English* 100 Summer Street Suite 1500 Boston, MA 02110 Age: 41	Secretary	One year; 2008 to present	Senior Vice President, Regulatory Administration, Citi (2005 – present)
Frederick J. Schmidt* 1 Rexcorp Plaza Uniondale, NY 11556 Age: 54	Chief Compliance Officer	One year; 2004 to present	Director and Chief Compliance Officer, CCO Services, Citi (2004 – present)
* Mr. Edwards, Ms. English and Mr. Schmidt are also officers of certain other investment companies of which Citi (or an affiliate) is the administrator or sub-administrator.

The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of the Board’s effectiveness. The Board determined that each of the Trustees is qualified to serve as a Trustee of the Trusts based on a review of the experience, qualifications, attributes and skills of each Trustee.

In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided and exercise effective business judgment in protecting shareholder interests; and willingness and ability to commit the time necessary to perform the duties of a Trustee. Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her experience in some of the following fields: management, consulting, or board experience in the investment management industry; academic positions in relevant fields; management, consulting, or board experience with public companies in other fields, non-profit entities or other organizations; educational background and professional training; and experience as a Trustee of the Trusts. Information indicating the specific experience, skills, attributes and qualifications of each Trustee, which led to the Board’s determination that the Trustee should serve in this capacity, is provided below.

The Board’s Chairman, Mr. Seely, was previously a general partner of a private investment company, as well as the president of a shareholder value enhancement firm, which combined investor relations, finance and strategy. He is a graduate of Dartmouth College and NYU’s graduate business school. Mses. Beck and Huang each have experience managing risk as well as portfolios of money market and fixed income instruments, respectively. Ms. Beck has also served as president and trustee of an unaffiliated mutual fund complex. She has a BA from Tufts University and an MBA from Columbia University. Ms. Huang has a BA from Princeton University and an MBA from Columbia University. Ms. Gause has significant experience in the financial services industry, having served as, among other things, Chief Executive Officer of Allianz Dresdner Asset Management. In that position, Ms. Gause was responsible for the day-to-day activities of the investment adviser of various registered open-end funds. Ms. Gause earned a B.S. in Biology, magna cum laude, with honors thesis, from Queens College and is a Certified Public Accountant. Mr. Robards, who is the Trusts’ audit committee financial expert, has governance and operating experience in banking, brokerage and specialty finance companies and serves as a director of several public companies. Mr. Robards has a BA from Brown University and an MBA from Harvard University. Mr. Parsow, a graduate of the University of Nebraska, is a general partner of a private investment partnership and has served as an Independent Trustee since 1987. Ms. Hazell is the Chief Executive Officer of the Adviser and holds a BA in economics from New York University.

COMMITTEES

Audit Committee

The Audit Committee is comprised of all of the Independent Trustees of the Trusts. The Audit Committee is currently chaired by Mr. Robards. The primary purpose of the Audit Committee is to oversee the accounting and financial reporting policies, practices and internal controls of the Trusts. The Audit Committee (i) recommends to the Board of Trustees the selection, retention, compensation and termination of an independent public accounting firm; (ii) annually reviews the scope of the proposed audit, the audit procedures to be utilized and the proposed audit fees; (iii) reviews the results of the annual audit with the independent auditors; (iv) reviews the annual financial statements of the Funds with management and the independent auditors; and (v) reviews the adequacy and effectiveness of internal controls and procedures with management and the independent auditors. The Audit Committee met 4 times during the most recent fiscal year.

Valuation and Investment Oversight Committee

The Valuation and Investment Oversight Committee is comprised of all of the Trustees of the Trusts. The Committee is currently chaired by Ms. Huang. The primary purposes of the Valuation and Investment Oversight Committee are to oversee: (i) Fund management, investment risk management, performance and brokerage practices relating to the Funds; (ii) the implementation and operation of the Trusts’ Valuation Procedures and the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act with respect to the Money Market Funds; and (iii) the selection process for investment sub-advisers to series of the Trusts. The Valuation and Investment Oversight Committee met 4 times during the most recent fiscal year.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is comprised of all of the Independent Trustees of the Trusts. The Committee is currently chaired by Ms. Gause. This Committee, among other things, (i) makes nominations for trustee membership on the Board; (ii) evaluates on a periodic basis the operations and effectiveness of the Board as a whole; (iii) periodically reviews the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board; (iv) periodically reviews Board governance procedures and shall recommend any appropriate changes to the full Board; (v) reviews proxy voting guidelines, policies, and procedures and makes related recommendations to the Board; (vi) periodically reviews Trustee compensation and shall recommend any appropriate changes to the Board as a group; and (vii) makes recommendations to the Board regarding the retention of professional liability insurance (D&O/E&O Insurance) and investment company fidelity bonds.

The Nominating and Corporate Governance Committee also considers nominees recommended by shareholders. Such recommendations should be forwarded to the President of the Trusts. The Nominating and Corporate Governance Committee met 5 times during the most recent fiscal year.

Contracts and Expense Committee

The Contracts and Expense Committee is comprised of all of the Independent Trustees of the Trusts. The Contracts and Expense Committee is currently chaired by Ms. Beck. The primary purpose of the Contracts and Expense Committee is to help ensure that the interests of the Funds and their shareholders are appropriately served by: (i) agreements and plans to which the Trusts are a party or direct beneficiary; and (ii) expenses payable by the Trusts and their series. The Contracts and Expense Committee met 5 times during the most recent fiscal year.

FUND OWNERSHIP

Listed below for each Trustee is a dollar range of securities beneficially owned in the Trusts (which includes the other funds of the Trusts in addition to the Funds in this SAI) together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee in the HSBC Family of Funds as of December 31, 2013.

Aggregate Dollar Range of
Equity Securities in All
	Dollar Range of		Registered Investment
	Equity Securities	Dollar Range of	Companies Overseen By
	in the Advisor	Equity Securities in	Trustee in HSBC Family of
Name of Trustee	Trust	the Trust	Funds
Non-Interested Trustees
Marcia L. Beck	None	None	None
Susan C. Gause	None	None	None
Susan S. Huang	None	None	None
Alan S. Parsow	None	None	None
Thomas Robards	None	None	None
Michael Seely	None	$50,001 - $100,000	$50,001 - $100,000
Interested Trustee
Deborah A. Hazell	None	Over $100,000	Over $100,000

As of February 3, 2014, the Trustees and officers of the Trusts as a group beneficially owned less than 1% of the outstanding shares of the Funds.

TRUSTEE AND OFFICER COMPENSATION

Effective January 1, 2013, the Trusts pay each Independent Trustee an annual retainer of $100,000. The Trusts pay a fee of $10,000 for each regular meeting of the Board of Trustees attended and a fee of $3,000 for each special meeting attended. The Trusts pay each Committee Chair an annual retainer of $3,000, with the exception of the Chair of the Audit Committee, who receives a retainer of $6,000. The Trusts also pay Mr. Seely, as Chairman of the Board, an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, a Trustee is compensated at the rate of $500 per hour, up to a maximum of $3,000 per day. For the fiscal year ended October 31, 2012, the following compensation was paid to the Trustees:

	Non-Interested Trustees(1)
Compensation From the	Marcia L.	Susan C.	Susan S.	Alan S.	Thomas F.
Funds	Beck	Gause(2)	Huang	Parsow	Robards	Michael Seely
Growth Fund	$355.69	$275.99	$371.83	$351.72	$360.79	$412.85
Opportunity Fund	$61.84	$49.37	$64.69	$61.15	$62.76	$71.73
Aggressive Strategy Fund	$83.21	$63.17	$86.98	$82.27	$84.38	$96.59
Balanced Strategy Fund	$232.19	$173.93	$242.70	$229.53	$235.37	$269.61
Moderate Strategy Fund	$206.33	$154.82	$215.60	$203.97	$209.16	$239.58
Conservative Strategy	$102.57	$77.22	$107.18	$101.40	$103.98	$119.11
Fund
Income Strategy Fund	$5.45	$4.38	$5.54	$5.38	$5.53	$6.32
Advisor Opportunity Fund	$809.47	$651.36	$846.38	$800.52	$821.59	$938.56
Pension Or Retirement
Benefits Accrued As Part	N/A	N/A	N/A	N/A	N/A	N/A
Of The Funds’ Expenses (3)
Estimated Annual Benefits	N/A	N/A	N/A	N/A	N/A	N/A
Upon Retirement
Total Compensation From
Funds and Fund Complex(4)	$150,000.00	$109,417.00	$154,000.00	$148,250.00	$152,000.00	$174,000.00
Paid To Trustees
(1)	Ms. Hazell, an Interested Trustee, is not compensated from the Trusts for her service as an Interested Trustee.
(2)	Ms. Gause was appointed as a Trustee in June, 2013.
(3)	The Trusts do not accrue pension or retirement benefits as part of Fund expenses, and Trustees of the Trusts are not entitled to retirement benefits upon retirement from the Board of Trustees.
(4)	For these purposes, the Fund Complex consisted of 21 Funds of the Trust, the Advisor Trust, and the Portfolio Trust as of October 31, 2013.

None of the officers receive compensation directly from the Funds. Under a Compliance Services Agreement between the Trusts and Citi (“Compliance Agreement”), Citi makes a Citi employee available to serve as the Trusts’ CCO. Under the Compliance Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Fund Compliance Program. This includes providing support services to the CCO, developing standards for reports to the Board by Citi and other service providers, and assisting in preparing or providing documentation for the Board to make findings and conduct reviews pertaining to the Fund Compliance Program and related policies and procedures of the Funds’ service providers. The Compliance Agreement also covers arrangements under which Citi employees serve the Trusts in certain other officer capacities, which may include the Chief Financial Officer. For the services provided under the Compliance Agreement, the Trusts currently pay Citi $287,560 per annum, plus certain out of pocket expenses. Citi pays the salary and other compensation earned by any such individuals as employees of Citi.

PROXY VOTING

The Trusts and the Portfolio Trust have adopted Proxy Voting Policies that delegate the responsibility of voting proxies to the Funds’ Adviser and Subadvisers. The Proxy Voting Policies (or summaries thereof) of the Trusts and the Adviser and Subadvisers are attached as Appendices to this SAI.

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ending June 30, 2013 is available (i) without charge, upon request, by calling 1-800-782-8183; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com, and (iii) on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

HSBC Global Asset Management (USA) Inc. is the investment adviser to each Fund (and its Underlying Portfolio, as applicable) pursuant to an investment advisory contract (the “Advisory Contract”) with the Trust or Portfolio Trust. For its services, the Adviser is entitled to a fee from each Fund or Portfolio, which is accrued daily and paid monthly, and which is based on the Fund’s or Portfolio’s daily net assets, at an annual rate as set forth below. In the case of the Equity Funds, these amounts do not include sub-advisory fees payable by the Trusts to the respective Subadvisers.

Fund or Portfolio	Fee
Growth Portfolio	0.175%
Opportunity Portfolio	0.25%
BRIC Equity Fund	0.80%
China Equity Fund	0.65%
India Equity Fund	0.65%
Short Duration Portfolio	0.40%
Aggressive Strategy Fund*	0.25%
Balanced Strategy Fund*	0.25%
Moderate Strategy Fund*	0.25%
Conservative Strategy Fund*	0.25%
Income Strategy Fund*	0.25%

*The World Selection Funds have their own investment management agreement with the Adviser, and also bear their proportionate share of investment management fees charged to the Underlying Funds in which the World Selection Funds invest. The Adviser may voluntarily waive all or a portion of its management fee. The Adviser has done so for periods of operation during which a World Selection Fund’s Total Annual Fund Operating Expenses were above the World Selection Fund’s expense cap, as set forth in the applicable contractual expense limitation agreement.

The Adviser has entered into a contractual expense limitation agreement (“Agreement”) with certain Funds under which it will limit total expenses of a Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses.) The expense limitations shall be in effect until March 1, 2015. These Agreements shall terminate upon the termination of the Advisory Contracts between the Trusts and the Adviser, or may be terminated upon written notice to the Adviser by the Trusts.

For the fiscal years ended October 31, 2013, 2012 and 2011, the aggregate amount of advisory fees (including sub-advisory fees, where applicable) paid by the Funds or the Portfolios were as follows (in the case of the Feeder Funds, advisory fees paid by each Underlying Portfolio were borne indirectly by the Fund to the extent of its interest in the Underlying Portfolio):

Fund(1)	2013	2012	2011
Growth Portfolio	$472,689	$512,293	$593,713
Opportunity Portfolio	$1,486,877	$1,180,005	$1,240,402
Aggressive Strategy Fund(2)	$45,246	$44,763	$8,622
Balanced Strategy Fund(2)	$127,157	$132,468	$25,141
Moderate Strategy Fund(2)	$112,877	$117,185	$22,929
Conservative Strategy Fund(2)	$56,024	$54,599	$9,420
Income Strategy Fund(2)	$2,846	$728(3)	N/A
(1)	The Global Funds and the Short Duration Fund have not commenced operations as of the date of this SAI.
(2)	Expense does not include deductions for waivers.
(3)	From March 20, 2012, through October 31, 2012.

The Adviser or its affiliates may, out of their own resources, assist in marketing the Funds’ shares. Without limiting the foregoing, the Adviser may, out of its own resources and without cost to a Fund, make both cash and non-cash payments to selected financial intermediaries for shareholder recordkeeping, processing, accounting and/or other administrative services in connection with the sale or servicing of shares and shareholders of a Fund. Historically, these payments have generally been structured as a percentage of average net assets attributable to the financial intermediary, but may also be structured as a percentage of gross sales, a fixed dollar amount, or a combination of the above. These payments are made by the Adviser in addition to any 12b-1 fees, shareholder services fees, and/or sales charges, or portion thereof, that are borne by shareholders and paid to such financial intermediaries. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

The Advisory Contract for each Fund or Portfolio will continue in effect through December 31, 2014. Thereafter, the Advisory Contract will continue in effect with respect to each Fund or Underlying Portfolio for successive periods not to exceed one (1) year, provided such continuance is approved at least annually by: (i) the holders of a majority of the outstanding voting securities of the Fund or Portfolio or by a Trust’s or the Portfolio Trust’s Board of Trustees; and (ii) a majority of the Trustees of a Trust or the Portfolio Trust who are not parties to the Advisory Contract or “interested persons” (as defined in the 1940 Act) of any such party. Notwithstanding the foregoing, the Advisory Contract may be terminated with respect to a Fund or Portfolio without penalty by either party on 60 days written notice and will terminate automatically in the event of its assignment, within the meaning of the 1940 Act.

The Adviser, located at 452 Fifth Avenue, New York, New York 10018, is a wholly-owned subsidiary of HSBC Bank, which is a wholly-owned subsidiary of HSBC USA Inc., a registered bank holding company. No securities or instruments issued by HSBC USA Inc. or HSBC Bank USA, N.A. will be purchased for a Fund or Portfolio.

The Advisory Contract for each Fund or Portfolio provides that the Adviser will manage the portfolio of the Fund or Portfolio, either directly or through one or more subadvisers, and will furnish to the Fund or Portfolio investment guidance and policy direction in connection therewith. The Adviser has agreed to provide each Trust with, among other things, information relating to composition, credit conditions and average maturity of the portfolio of the Fund or the Portfolio. Pursuant to the Advisory Contract, the Adviser also furnishes each Trust’s Board of Trustees with periodic reports on the investment performance of each Fund and Portfolio.

If the Adviser were prohibited from performing any of its services for the Trusts or the Portfolio Trust under the Advisory Contract or the Support Services Agreement, it is expected that the Board would recommend to a Fund’s or Portfolio’s shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board.

The investment advisory services of the Adviser to the Funds and Portfolios are not exclusive under the terms of the Advisory Contract. The Adviser is free to and does render investment advisory services to others.

The Trusts, the Portfolio Trust, and the Adviser have each received an exemptive order from the SEC that allows the Adviser to enter into new investment sub-advisory contracts and to make material changes to existing sub-advisory contracts with the approval of the Board of Trustees of the appropriate Trust, but without shareholder approval. This authority is subject to certain conditions, including the requirement that the Trustees (including a majority of Independent Trustees) of the appropriate Trust must approve any new or amended agreements with subadvisers. In accordance with the exemptive order received from the SEC, an information statement providing details about the appointment of the new subadviser will be mailed to shareholders within 90 days of the change in subadviser. Shareholders will also receive an information statement describing material changes to a sub-advisory contract between the Adviser and a subadviser within 90 days of the material change. The Adviser remains responsible for the performance of each Fund, oversees subadvisers to ensure compliance with each Fund’s investment policies and guidelines, and monitors each subadviser’s adherence to its investment style and performance results in order to recommend any changes in a subadviser to the appropriate Trust’s Board of Trustees.

SUBADVISERS

For each of the Funds, as listed below, a Subadviser is responsible for the investment management of the Fund’s or Underlying Portfolio’s assets, including making investment decisions and placing orders for the purchase and sale of securities for the Fund or Portfolio directly with the issuers or with brokers or dealers selected by the Subadviser in its discretion.

The investment advisory services of each Subadviser are not exclusive under the terms of its sub-advisory agreement. The Subadviser is free to and does render investment advisory services to others.

The Subadviser also furnishes to the Boards of Trustees of the Trusts, which have overall responsibility for the business and affairs of the Trusts, periodic reports on its services and the investment performance of the relevant Fund.

BRIC Equity Fund

HSBC Global Asset Management (France), located at Immeuble Ile de France – 4 place de la Pyramide-92800 Puteaux La Defense 9 in Paris, France, an affiliate of the Adviser, serves as the Subadviser to the BRIC Equity Fund. As of December 31, 2013, AMFR managed approximately $83.3 billion in assets. For its services to the Fund, AMFR receives a fee from the Adviser based on the average daily net assets of the Fund. This sub-advisory fee is 0.40%.

China Equity Fund and India Equity Fund

HSBC Global Asset Management (Hong Kong) Limited, located at Level 22, HSBC Main Building, 1 Queen’s Road Central, Hong Kong, an affiliate of the Adviser, serves as the Subadviser of the China Equity Fund and the India Equity Fund. As of December 31, 2013, AMHK managed approximately $100.54 billion in assets. For its services to the Fund, HSBC Hong Kong receives a fee from the Adviser based on the Fund’s average daily net assets. This sub-advisory fee is 0.55%.

Growth Fund (Growth Portfolio)

Winslow Capital Management, LLC, located at 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402, serves as the Portfolio’s Subadviser. For its services, the Subadviser receives a fee computed daily on the basis of the average daily net assets of all Winslow serviced funds and separate accounts affiliated with the Adviser, including the Fund, at an annual rate of 0.40% of the first $250 million of combined assets; 0.35% on the next $250 million of combined assets; 0.30% on the next $250 million of combined assets; 0.25% on the next $250 million of combined assets and 0.20% thereafter.

For the fiscal years ended October 31, 2013, 2012 and 2011 the Adviser paid sub-advisory fees of $326,606, $356,379 and $408,726, respectively, to Winslow for its services to the Portfolio.

Opportunity Fund and Advisor Opportunity Fund (Opportunity Portfolio)

Westfield Capital Management Company, L.P., located at One Financial Center, Boston, Massachusetts 02111, is the Opportunity Portfolio’s Subadviser. For its services, Westfield receives a fee equal on an annual basis to 0.55% of the Portfolio’s average daily net assets.

For the fiscal years ended October 31, 2013, 2012 and 2011, the Portfolio paid Westfield sub-advisory fees equal to $1,022,229, $811,254 and $852,777, respectively.

PORTFOLIO MANAGERS

The Prospectuses identify the individual or individuals who are primarily responsible for the day-to-day management of each of the Funds or its Underlying Portfolio (the “portfolio manager(s)”). This section of the SAI contains certain additional information about the portfolio manager(s), their compensation, other accounts managed by them, and potential conflicts of interest. This section is broken down into two parts. The first part covers the Funds managed by the Adviser, its affiliates and its wholly-owned subsidiaries, and the second part covers the Portfolios managed by various other Subadvisers. In each section, there is information in a tabular format, as of October 31, 2013, about the other accounts, if any, in addition to the relevant Fund or Funds, over which the portfolio manager(s) also have primary responsibility for day-to-day management.

The tables below show the number of other accounts managed by the portfolio manager(s) and the total assets in those accounts within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category of accounts, the tables also show the number of accounts and the total assets in the accounts with respect to which the advisory fee paid by the account holder is based on account performance, if applicable.

Fund Ownership of Portfolio Managers

The portfolio managers did not beneficially own shares of the Fund or Funds that they manage as of October 31, 2013.

The Adviser, its Affiliates and its Wholly-Owned Subsidiaries

For each additional account listed in the charts below, each portfolio manager that is a member of the team participates in managing the account in the same manner as described in the Prospectus in relation to the respective Fund. In other words, the structure of the team and functions of the individual members of the team are the same for each account managed. For each team, the information is the same for each team member.

HSBC Hong Kong (Subadviser to the China Equity Fund and the India Equity Fund)
	Number of Other Accounts Managed and Total			Number of Accounts and Total Assets for Which
	Assets by Account Type			Advisory Fee is Performance Based
Other
Name of	Registered	Other Pooled		Registered	Pooled
Portfolio	Investment	Investment	Other	Investment	Investment	Other
Manager	Companies	Vehicles	Accounts	Companies	Vehicles	Accounts
Mandy	-	12	-	-	-	-
Chan	-	$4,052.2M	-	-	-	-

HSBC Global Asset Management (USA) Inc. (Adviser to the Short Duration Portfolio)
	Number of Other Accounts Managed and Total			Number of Accounts and Total Assets for Which
	Assets by Account Type			Advisory Fee is Performance Based
Other
Name of	Registered	Other Pooled		Registered	Pooled
Portfolio	Investment	Investment	Other	Investment	Investment	Other
Manager	Companies	Vehicles	Accounts	Companies	Vehicles	Accounts
John F.	4	-	2	-	-	-
Chiodi, Jr.	$34.4B	-	$2B	-	-	-
Kenneth	4	-	2	-	-	-
Carty	$34.4B	-	$2B	-	-	-
Jason E.	4	-	2	-	-	-
Moshos	$32,626.5M	-	$754.5M	-	-	-

HSBC Global Asset Management (USA) Inc. (Adviser to the World Selection Funds)
	Number of Other Accounts Managed and Total			Number of Accounts and Total Assets for Which
	Assets by Account Type			Advisory Fee is Performance Based
Other
Name of	Registered	Other Pooled		Registered	Pooled
Portfolio	Investment	Investment	Other	Investment	Investment	Other
Manager	Companies	Vehicles	Accounts	Companies	Vehicles	Accounts
Rayman	-	1	-	-	-	-
Bovell	-	$1B	-	-	-	-

AMFR (Subadviser to the BRIC Equity Fund)
	Number of Other Accounts Managed and Total			Number of Accounts and Total Assets for Which
	Assets by Account Type			Advisory Fee is Performance Based
Other
Name of	Registered	Other Pooled		Registered	Pooled
Portfolio	Investment	Investment	Other	Investment	Investment	Other
Manager	Companies	Vehicles	Accounts	Companies	Vehicles	Accounts
Patrick	7	9	-	-	-	-
Gautier	$1,172M	$634M	-	-	-	-

Portfolio Manager Compensation Structure (HSBC Hong Kong, AMFR, and the Adviser)

As employees of the Adviser, or affiliates of the Adviser (“HSBC affiliates”), the portfolio managers are compensated by their respective HSBC affiliate, or by the Adviser, for their services. Their compensation has the following components (1) a base salary consisting of a fixed amount, (2) a discretionary bonus, which is paid partially in cash and partially in restricted shares of HSBC Holdings, Ltd., and (3) eligibility for participation in the 401(k) retirement plan and other employee benefits programs generally made available to the Adviser’s employees.

The restricted shares are currently awarded on a yearly basis under the HSBC Holdings Ltd. Restricted Share Plan 2000 and are denominated in ordinary shares. The shares earn dividend equivalents but do not have voting rights. Generally, the shares vest in full upon the third anniversary of the date of grant as long as the awardee remains in the employ of the HSBC Group during the restricted period. The shares are taxed at vest and treated as ordinary income.

Amounts paid to the portfolio managers as discretionary bonus and as deferred compensation are paid at the discretion of the relevant manager to whom the portfolio manager reports. Amounts paid as discretionary bonuses and as deferred compensation will vary, based upon the relevant manager’s assessment of the portfolio manager’s performance, taking into account the relevant business unit’s financial performance during the most recent fiscal year. Key factors affecting decisions concerning discretionary compensation under the deferred compensation plan are the Adviser’s profitability, individual performance, teamwork and total compensation of the employee relative to the market for similarly qualified individuals.

Potential Conflicts of Interest

Actual or potential conflicts of interest may arise from the fact that the Adviser (which for purposes of this discussion includes HSBC Hong Kong and AMFR) and the portfolio managers of the Funds have day-to-day management responsibilities with respect to accounts of clients other than the Funds (“Other Clients”). The Adviser has developed policies and procedures intended to detect, manage and/or mitigate the types of conflicts of interest described below. Although there can be no guarantee that any such policies or procedures will detect each and every situation in which a conflict of interest arises, the Adviser endeavors to ensure that all of its clients are treated fairly.

The Adviser may receive different compensation from Other Clients including clients that may pay the Adviser higher fees, including performance fees. This may create a potential conflict of interest for the Adviser or its portfolio managers by providing an incentive to favor these Other Clients when, for example, allocating securities transactions. The Adviser may have an incentive to allocate securities that are expected to increase in value to these favored clients. Initial public offerings, in particular, are frequently of very limited availability. In order to mitigate these types of conflicts, the Adviser has policies and procedures that provide for the allocation of securities transactions on a pro rata basis among the Adviser’s clients for whom participation in such transaction is deemed appropriate by the Adviser.

Other potential conflicts with respect to the allocation of trades include the perception that the Adviser may be causing a client to participate in an offering not appropriate for such client so as to increase the Adviser’s overall allocation of securities in that offering in order to, for example, gain favor with a particular underwriter with whom the Adviser or its affiliates hope to engage in unrelated transactions. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account or when a sale in one account lowers the sale price received in a sale by a second account. Because the Adviser manages accounts that engage in short sales of securities of the type in which many clients may invest, the Adviser could be seen as harming the performance of certain client accounts (i.e., those clients not engaging in short sale transactions) for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Similarly, the Adviser could be seen as benefiting those accounts that may engage in short sales through the sale of securities held by other clients to the extent that such sales reduce the cost to cover the short positions.

The Adviser and its affiliates may at times give advice or take action with respect to accounts that differs from the advice given other accounts. These differences result, from among other things, variations in account characteristics such as size, cash position, tax situation, risk tolerance or investment restrictions. As a result, a particular security may be bought or sold only for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. To the extent that the Adviser does take similar action with respect to different clients, it should be noted that simultaneous portfolio transactions in the same security by multiple clients may tend to decrease the prices received by clients for sales of such securities and increase the prices paid by clients for purchases of such securities. If an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis that the Adviser considers equitable. Situations may occur where the Funds could be disadvantaged because of the investment activities conducted by the Adviser or its affiliates for other investment accounts.

Employees of the Adviser, including portfolio managers, may engage in personal trading, subject to the Adviser’s Code of Ethics. In addition to the general conflicts noted above, personal trading by employees may create apparent or actual conflicts to the extent that one or more employees personally benefit or appear to benefit from trading by clients in similar securities. The Adviser’s Code of Ethics is designed to mitigate these conflicts by requiring, among other things, pre-clearance of certain trades and the reporting of certain types of securities transactions.

Because portfolio managers of the Adviser manage multiple client accounts, portfolio managers may devote unequal time and attention to the portfolio management of client accounts. For example, an apparent conflict could arise if a portfolio manager is perceived to be devoting greater time and attention to an account which pays the Adviser higher fees. Although the Adviser does not specifically track the time and attention each portfolio manager spends on each account he or she manages, the Adviser does closely monitor the performance of all of its clients to ensure, to the extent possible, the portfolio managers have adequate resources to manage effectively all accounts.

Portfolios Managed by Other Subadvisers

Set forth below is information about the portfolio managers of the Portfolios, which utilize the Subadvisers indicated.

Winslow (Subadviser to the Growth Portfolio)
	Number of Other Accounts Managed and Total Assets by			Number of Accounts and Total Assets for Which
	Account Type			Advisory Fee is Performance Based
Name of	Registered	Other Pooled		Registered	Other Pooled
Portfolio	Investment	Investment		Investment	Investment
Manager	Companies	Vehicles	Other Accounts	Companies	Vehicles	Other Accounts
Clark J.	7	7	1633	0	0	4
Winslow	$23,767,000,000	$2,070,000,000	$9,823,000,000	$0	$0	$543,000,000
Justin H.	7	7	1633	0	0	4
Kelly, CFA	$23,767,000,000	$2,070,000,000	$9,823,000,000	$0	$0	$543,000,000
Patrick M.	7	7	1633	0	0	4
Burton, CFA	$23,767,000,000	$2,070,000,000	$9,823,000,000	$0	$0	$543,000,000

Portfolio Manager Compensation Structure

In an effort to retain key personnel, Winslow has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms. The compensation plan is determined by the Winslow Operating Committee and is designed to align manager compensation with investors’ goals by rewarding portfolio managers who meet the long-term objective of consistent, superior investment results, measured by the performance of the product. The portfolio managers have long-term employment agreements and are subject to non-competition/non-solicitation restrictions. The Operating Committee establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional and administrative personnel. Portfolio manager compensation packages are independent of advisory fees collected on any given client account under management. In addition, an incentive bonus is paid annually to the employees based upon each individual's performance, client results and the profitability of the firm. Finally, employees of Winslow, including the portfolio managers, have received profits interests in the firm which entitle their holders to participate in the firm’s growth over time.

Potential Conflicts of Interest

A portfolio manager who makes investment decisions with respect to multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

• The management of multiple funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or account;

• If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or account managed by the portfolio manager, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and accounts managed by the portfolio manager; and

• An apparent conflict may arise where an adviser receives higher fees from certain funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee funds or accounts over other funds or accounts managed by the portfolio manager.

To address potential conflicts of interest, Winslow has adopted various policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner. In addition, Winslow has adopted a Code of Ethics that recognizes the manager’s obligation to treat all of its clients, including the Fund, fairly and equitably. These policies, procedures and the Code of Ethics are designed to restrict the portfolio manager from favoring one client over another. There is no guarantee that the policies, procedures and the Code of Ethics will be successful in every instance, however because Winslow offers only one investment product: Large Cap Growth, and all accounts are managed essentially identically, Winslow does not believe any material conflicts of interest exist between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio managers, nor in allocation of investment opportunities.

Westfield (Subadviser to the Opportunity Portfolio)
	Number of Other Accounts Managed and			Number of Accounts and Total Assets for
	Total Assets by Account Type			Which Advisory Fee is Performance Based
Name of	Registered	Other Pooled		Registered	Other Pooled
Portfolio	Investment	Investment		Investment	Investment
Manager	Companies	Vehicles	Other Accounts	Companies	Vehicles	Other Accounts
William A.	12	4	458	0	1	24
Muggia	$3,524	$246	$12,251	0	$26	$1,580
Ethan J.	11	3	421	0	0	24
Meyers	$3,455	$220	$12,082	0	0	$1,580
John M.	11	3	422	0	0	24
Montgomery	$3,455	$220	$12,086	0	0	$1,580
Bruce N.	11	3	430	0	0	24
Jacobs	$3,455	$220	$12,085	0	0	$1,580
Hamlen	11	3	422	0	0	24
Thompson	$3,455	$220	$12,086	0	0	$1,580

Portfolio Manager Compensation Structure

Members of the Westfield Investment Committee may be eligible to receive various components of compensation:

• Investment Committee members receive a base salary commensurate with industry standards. This salary is reviewed annually during the employee’s performance assessment.

• Investment Committee members also receive a performance based bonus award. This bonus award is determined and paid in December. The amount awarded is based on the employee’s individual performance attribution and overall contribution to the investment performance of Westfield. While the current calendar year is the primary focus, a rolling three year attribution summary is also considered when determining the bonus award.

• Investment Committee members may be eligible to receive equity interests in the future profits of Westfield. Individual awards are typically determined by a member’s overall performance within the firm, including but not limited to contribution to company strategy, participation in marketing and client service initiatives, as well as longevity at the firm. The key members of Westfield’s management team who receive equity interests in the firm enter into agreements restricting post-employment competition and solicitation of clients and employees of Westfield. This compensation is in addition to the base salary and performance based bonus. Equity interest grants typically vest over five years.

• Investment Committee members may receive a portion of the performance-based fee earned from an account that is managed solely by Mr. Muggia. He has full discretion to grant such awards to any member of the Investment Committee.

Potential Conflicts of Interest

The simultaneous management of multiple accounts by our investment professionals creates a possible conflict of interest as they must allocate their time and investment ideas across multiple accounts. This may result in the Investment Committee or portfolio manager allocating unequal attention and time to the management of each client account as each has different objectives, benchmarks, investment restrictions and fees. For most client accounts, investment decisions are made at the Investment Committee level. Once an idea has been approved, it is implemented across all eligible and participating accounts within the strategy. Client specific restrictions are monitored by the Compliance team.

Although the Investment Committee collectively acts as portfolio manager on most client accounts, there are some client accounts that are managed by a sole portfolio manager who also is a member of the Investment Committee. This can create a conflict of interest because investment decisions for these individually managed accounts do not require approval by the Investment Committee; thus, there is an opportunity for individually managed client accounts to trade in a security ahead of Investment Committee-managed client accounts. Trade orders for individually managed accounts must be communicated to the Investment Committee. Additionally, the Compliance team performs periodic reviews of such accounts to ensure procedures have been followed.

Westfield has clients with performance-based fee arrangements. A conflict of interest can arise between those portfolios that incorporate a performance fee and those that do not. When the same securities are recommended for both types of accounts, it is Westfield’s policy to allocate investments, on a pro-rata basis, to all participating and eligible accounts, regardless of the account’s fee structure. Our Operations team performs periodic reviews of each product’s model portfolio versus each client account, where each position size is compared against the model’s weight. Discrepancies are researched, and any exceptions are documented.

In placing each transaction for a client’s account, Westfield seeks best execution of that transaction except in cases where Westfield does not have the authority to select the broker or dealer, as stipulated by the client. We attempt to bundle directed brokerage accounts with non-directed accounts, and then utilize step-out trades to satisfy the directed arrangements. Clients who do not allow step-out trades will typically go last.

Because of our interest in receiving third party research services, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest in receiving most favorable execution. To mitigate the conflict that Westfield may have an incentive beyond best execution to utilize a particular broker, a broker vote is conducted and reviewed on a quarterly basis. This vote provides the opportunity to recognize the unique research efforts of a wide variety of firms, as well as the opportunity to compare aggregate commission dollars with a particular broker to ensure appropriate correlation.

Some Westfield clients have elected to retain certain brokerage firms as consultants or to invest their assets through a broker-sponsored wrap program for which Westfield acts as a manager. Several of these firms are on our approved broker list. Since Westfield may gain new clients through such relationships, and will interact closely with such firms to service the client, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest. To help ensure independence in the brokerage selection process, the brokerage selection and evaluation process is managed by our Portfolio Strategist, while client relationships are managed by our Marketing/Client Service team. Also, Westfield prohibits any member of the Marketing/Client Service team to provide input into brokerage selection. Furthermore, the consultant or wrap program teams at such firms are usually separate and distinct from the brokerage teams.

Personal accounts may give rise to conflicts of interest. Westfield's employees will, from time to time, for their own account, purchase, sell, hold or own securities or other assets which may be recommended for purchase, sale or ownership for one or more clients. Westfield has a Code of Ethics which regulates trading in personal accounts. Personal accounts are reported to Compliance and most personal transactions are pre-approved by Compliance. Compliance also reviews personal trading activity regularly.

Westfield serves as manager to the General Partners of two limited partnerships, for which we also provide investment advisory services. As such, Westfield has a financial interest in each of the partnerships. Having a financial interest in client accounts can create a conflict between those client accounts in which we have a financial interest and those in which we do not. To help ensure all clients are treated equitably and fairly, Westfield allocates investment opportunities on a pro-rata basis. Compliance also conducts regular reviews of the limited partnership accounts against other client accounts to ensure procedures have been followed.

DISTRIBUTION PLANS - CLASS A, CLASS B, AND CLASS C SHARES ONLY

The Trust has adopted Distribution Plans, pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plans”), with respect to the Class A Shares (the “Class A Plan”), the Class B Shares (the “Class B Plan”), and Class C Shares (the “Class C Plan”), of each Fund, as applicable. The Distribution Plans provide that they may not be amended to increase materially the costs which either the Class A Shares, Class B Shares, and Class C Shares may bear pursuant to the Class A Plan, Class B Plan and Class C Plan without approval by shareholders of the Class A Shares, Class B Shares, and Class C Shares, respectively, and that any material amendments of the Distribution Plans must be approved by the Board of Trustees, and by the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreement (“Qualified Trustees”), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Qualified Trustees has been committed to the discretion of the Independent Trustees. The Distribution Plans have been approved, and are subject to annual approval, by the Board of Trustees and by the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plans. The Board approved the Distribution Plans to stimulate sales of shares of the Funds in the face of competition from a variety of other investment companies and financial products. In approving the Distribution Plans, the Board considered the potential advantages to shareholders of the Funds of continued growth of the asset bases of the Funds (including greater liquidity, more investment flexibility and possible achievement of greater economies of scale). In adopting the Class A Plan, Class B Plan, and Class C Plan, the Trustees considered alternative methods to distribute the Class A Shares, Class B Shares, and Class C Shares and to reduce each class’s expense ratio. The Trustees concluded that there was a reasonable likelihood that each Distribution Plan will benefit their respective class and that class’s shareholders. The Distribution Plans are terminable with respect to the Class A Shares, Class B Shares, and Class C Shares at any time by a vote of a majority of the Qualified Trustees or by vote of the holders of a majority of that class. For the World Selection Funds, the Class A Plan is non-compensatory. No payments have been made under the World Selection Fund Class A Plan and there is no current intention to charge this fee. The Class B Plan and Class C Plan of the World Selection Funds are compensatory, in that the distributor is compensated regardless of its expenses.

For the fiscal years ended October 31, 2013, 2012 and 2011, the Funds paid the following for distribution expenses:

Fund(1)	2013	2012	2011
Growth Fund	$8,084	$8,155	$9,696
Opportunity Fund	$9,050	$7,079	$7,456
Aggressive Strategy Fund	$54,788	$60,479	$61,007
Balanced Strategy Fund	$164,362	$178,549	$177,129
Moderate Strategy Fund	$151,514	$167,289	$180,802
Conservative Strategy Fund	$94,623	$89,179	$80,395
Income Strategy Fund	$6,006	$1,066(2)	N/A
(1)	The Global Funds and the Short Duration Fund have not commenced operations as of the date of this SAI.
(2)	From March 20, 2012, through October 31, 2012.

THE DISTRIBUTOR

Foreside Distribution Services, L.P., a member of FINRA, whose address is Three Canal Plaza, Suite 100, Portland, ME 04101, serves as distributor to the Funds under a Distribution Agreement with each of the Trusts dated as of March 31, 2009 (the “Distribution Agreement”). Unless otherwise terminated, the Distribution Agreement will continue in effect for successive annual periods if, as to each Fund, such continuance is approved at least annually by (i) the vote of a majority of those members of the relevant Trust’s Board of Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting for the purpose of voting on such approval and (ii) by the vote of the Trust’s Board of Trustees or the vote of a majority of the outstanding voting securities of such Fund. Under the terms of the Distribution Agreement, Foreside acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor is not affiliated with the Adviser, Citi, or any of their affiliates. The Distributor is compensated for its services through the Distribution Agreement. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Funds. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Funds and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through whom they purchase shares. Investors purchasing shares of the Funds through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although costumers may have the right to vote shares depending upon their arrangement with the financial intermediary. The Distributor does not receive compensation from the Funds for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 Plan is effective. The Adviser pays the Distributor a fee for certain distribution-related services.

Foreside has entered into a Distribution Services Agreement with the Adviser in connection with Foreside’s services as distributor of the Funds pursuant to which the Adviser undertakes to pay Foreside amounts owed to Foreside under the terms of the Distribution Agreement to the extent that the Funds are not otherwise authorized to make such payments. The payments made by the Adviser to the Distributor do not represent an additional expense to the Funds or their shareholders.

Pursuant to the Distribution Plans adopted by the Trust, the Distributor is reimbursed from each Fund monthly for costs and expenses incurred by the Distributor in connection with the distribution of Class A Shares, Class B Shares, and Class C Shares of the Funds and for the provision of certain shareholder services with respect to these Shares. Payments to the Distributor are for various types of activities, including: (1) payments to broker-dealers which advise shareholders regarding the purchase, sale or retention of Class A Shares, Class B Shares, and Class C Shares of the Fund and which provide shareholders with personal services and account maintenance services (“service fees”); (2) payments to employees of the Distributor; and (3) printing and advertising expenses. Pursuant to the Class A Plan, the amount of the Distributor’s reimbursement from a Fund may not exceed on an annual basis 0.25% of the average daily net assets of the Fund represented by Class A Shares outstanding during the period for which payment is being made. Pursuant to the Class B Plan and Class C Plan, respectively, such payments by the Distributor to broker-dealers may be in amounts on an annual basis of up to 0.75% of a Fund’s average daily net assets as presented by Class B Shares and Class C Shares, respectively, outstanding during the period for which payment is being made. The aggregate fees paid to the Distributor pursuant to the Distribution Plans, and to Shareholder Servicing Agents pursuant to the Shareholder Services Plan, will not exceed on an annual basis 0.50% of a Fund’s average daily net assets represented by Class A Shares and 1.00% of a Fund’s average daily net assets represented by Class B Shares and Class C Shares, respectively, outstanding during the period for which payment is being made. “Shareholder Servicing Agents” are financial institutions, such as a federal or state-chartered bank, trust company or savings and loan association that, on behalf of their customers, have entered into a shareholder servicing agreement with the Trusts. Salary expenses of Foreside personnel who are responsible for marketing shares of the various series of the Trust may be allocated to such series on the basis of average net assets; travel expenses are allocated to, or divided among, the particular series for which it is incurred. The distribution fees collected from the Funds by Foreside are used to pay commissions for the sale of Fund shares.

The Funds are not liable for distribution and shareholder servicing expenditures made by the Distributor in any given year in excess of the maximum amount payable under the Distribution Plans in that year.

SHAREHOLDER SERVICES PLAN

The Trust has adopted a Shareholder Services Plan which provides that the Trust may obtain the services of one or more Shareholder Servicing Agents that shall, as agents for their customers who purchase the Fund’s Class A Shares, Class B Shares and Class C Shares, perform certain shareholder account, administrative and service functions for such customers, and may enter into agreements providing for the payment of fees for such services. The Shareholder Services Plan continues in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreement related to such Plan (“Qualified Trustees”). The Shareholder Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or with respect to the Class A, Class B Shares or Class C Shares by a majority vote of shareholders of that class. The Shareholder Services Plan may not be amended to increase materially the amount of permitted expenses thereunder with respect to the Class A Shares, Class B Shares or Class C Shares without the approval of a majority of shareholders of that class, and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. See “Shareholder Servicing Agents,” below.

ADMINISTRATOR AND SUB-ADMINISTRATOR

Pursuant to an Administration Services Agreement dated as of July 1, 2005, as amended on June 4, 2007 and January 1, 2009, the Adviser serves as the Trusts’ administrator (the “Administrator”), and in that role oversees and coordinates the activities of other service providers, and monitors certain aspects of the Trusts’ operations. Pursuant to a Sub-Administration Services Agreement dated January 1, 2009 (the “Master Services Agreement”), the Administrator has retained Citi, whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, as sub-administrator (the “Sub-Administrator”). Citi served as the administrator (rather than sub-administrator), through June 30, 2006. Management and administrative services of the Administrator and Sub-Administrator include providing office space, equipment and clerical personnel to the Fund and supervising custodial, auditing, valuation, bookkeeping, regulatory and dividend disbursing services.

Pursuant to the Master Services Agreement, Citi provides the Funds with various services, which include sub-administration of the Trusts and the Funds. Citi’s services also include certain regulatory and compliance services, as well as fund accounting and transfer agency services. The Administrator and Citi provide certain persons satisfactory to the Boards of Trustees to serve as officers of the Trusts. Such officers, as well as certain other employees of the Trusts, may be directors, officers or employees of the Administrator, Citi or their affiliates. Citi may waive a portion of its fee.

The Administration Services Agreement was renewed for the one (1) year period ending December 31, 2014, and may be terminated upon not more than 60 days written notice by either party. The Administrative Services Agreement provides that the Administrator shall not be liable to the Trusts except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement. The Master Services Agreement and Sub-Administration Services Agreement provide that Citi shall not be liable to the Trusts except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the respective Agreements.

The administration fee primarily consists of an asset-based fee accrued daily and paid monthly at an annual rate of:

$0-$10 billion	0.0550%
$10 billion - $20 billion	0.0350%
$20 billion - $50 billion	0.0275%
In excess of $50 billion	0.0250%

The sub-administration fee primarily consists of an asset-based fee payable to Citi on the first business day of each month, or at such times as Citi shall request, at an annual rate of:

Up to $10 billion	0.0350%
$10 billion - $20 billion	0.0150%
$20 billion - $50 billion	0.0075%
In excess of $50 billion	0.0050%

Net assets shall be aggregated across all series of the Trusts to determine a total fee for all Series of the Trust, and each Fund or Portfolio shall be charged its pro rata share of such fee based on the ratio of its net assets to the aggregate net assets of all Series of the Trust. Assets in any Fund or Portfolio that invests in an Affiliated Underlying Fund shall be counted (and a fee charged thereon) in either the Fund or the Affiliated Underlying Fund, but not both, provided that fees on such assets may be apportioned between the Fund or Portfolio and the Affiliated Underlying Fund. For purposes of determining the fees payable for administrative services, the value of each Fund or Portfolio’s net assets shall be computed in the manner described in its governing documents (Declaration of Trust) or in its offering documents (e.g., Prospectus or SAI, etc.) as from time to time in effect for the computation of the value of such net assets in connection with the purchase and redemption of shares.

The fee rate and breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Family of Funds, but the assets of the Underlying Portfolios that reflect assets of Funds that invest in the Portfolios are not double-counted. The total administration fee to be paid is allocated to each of the funds in the fund complex based upon its proportionate share of the aggregate net assets of the fund complex, and then allocated to each class of shares on a class basis. For assets invested in the Underlying Portfolios or Affiliated Underlying Funds by the Funds, the Portfolios or Affiliated Underlying Funds pay half of the administration fee and the Funds pay half of the administration fee, for a combination at the total fee rate set forth above.

For the fiscal years ended October 31, 2013, 2012 and 2011, the aggregate amount of administration fees paid directly by the Funds was:

Fund(1)	2013	2012	2011
Growth Fund	$18,976	$17,862	$17,109
Opportunity Fund	$3,245	$2,849	$3,169
Advisor Opportunity Fund	$42,091	$31,697	$30,908
Aggressive Strategy Fund	$4,502	$4,317	$4,093
Balanced Strategy Fund	$12,651	$12,773	$11,897
Moderate Strategy Fund	$11,231	$11,296	$10,844
Conservative Strategy Fund	$5,574	$5,272	$4,460
Income Strategy Fund	$567	$130(2)	N/A
(1) The Global Funds and the Short Duration Fund have not commenced operations as of the date of this SAI. (2) From March 20, 2012, through October 31, 2012.

TRANSFER AGENT

Under the Master Services Agreement, Citi acts as transfer agent (“Transfer Agent”) for the Trusts. The Transfer Agent maintains an account for each shareholder of record, performs other transfer agency functions, and acts as dividend disbursing agent for the Trusts. The principal business address of Citi is 3435 Stelzer Road, Columbus, OH 43219.

CUSTODIAN

Pursuant to a Custodian Agreement, Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, acts as the custodian (“Custodian”) of each Fund’s assets. The Custodian’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on each Fund’s investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts in order to calculate the daily NAV of Shares of each Fund. Securities held for each Fund may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company. The Custodian does not determine the investment policies of the Funds or decide which securities will be purchased or sold for a Fund. For its services, the Custodian receives such compensation as may from time to time be agreed upon by it and the Trust.

FUND ACCOUNTING AGENT

Pursuant to the Master Services Agreement, Citi also serves as fund accounting agent to each Fund. For the fiscal years ended October 31, 2013 and October 31, 2012, the aggregate amount of fund accounting fees paid by the Funds was:

Fund	2013	2012
Growth Fund	$23,949	$24,050
Opportunity Fund	$18,950	$19,049
Advisor Opportunity Fund	$9,001	$9,000
Aggressive Strategy Fund	$22,909	$23,057
Balanced Strategy Fund	$22,969	$23,104
Moderate Strategy Fund	$22,975	$23,116
Conservative Strategy Fund	$22,959	$23,092
Income Strategy Fund	$48,859	$19,147(1)
(1) From March 20, 2012, through October 31, 2012.

SHAREHOLDER SERVICING AGENTS

The Trusts have entered into a shareholder servicing agreement (a “Servicing Agreement”) with certain Servicing Agents, including the Adviser, pursuant to which the Shareholder Servicing Agent, as agent for its customers, among other things: answers customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares of the Funds may be effected and certain other matters pertaining to the Funds; assists shareholders in designating and changing dividend options, account designations and addresses; provides necessary personnel and facilities to establish and maintain shareholder accounts and records; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem Shares; verifies and guarantees shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishes (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases and redemptions; transmits, on behalf of each Trust, proxy statements, annual reports, updated prospectuses and other communications from each Trust to the Funds’ shareholders; receives, tabulates and transmits to each Trust proxies executed by shareholders with respect to meetings of shareholders of the Funds or the Trusts; and provides such other related services as the Trusts or a shareholder may request. “Servicing Agents” shall mean both Shareholder Servicing Agents and securities brokers who have entered into a dealer agreement or shareholder serving agreement on behalf of its customers (“Securities Brokers”). Each Fund is authorized to pay a shareholder servicing fee up to 0.25%, on an annual basis, of the Fund’s average daily net assets attributable to Class A, B and C Shares.

The Trusts understand that some Shareholder Servicing Agents also may impose certain conditions on their customers, subject to the terms of the Prospectuses, in addition to or different from those imposed by each Trust, such as requiring a different minimum initial or subsequent investment, account fees (a fixed amount per transaction processed), compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered), or account maintenance fees (a periodic charge based on a percentage of the assets in the account or of the dividends paid on those assets). Each Shareholder Servicing Agent has agreed to transmit to its customers who are holders of Shares appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 30 days prior to the imposition of any transaction fees. Conversely, each Trust understands that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Funds with respect to those accounts.

For the fiscal years ended October 31, 2013, 2012 and 2011, each Fund paid the following shareholder servicing expenses:

Fund(1)	2013	2012	2011
Growth Fund	$31,827	$35,450	$44,297
Opportunity Fund	$31,984	$25,276	$28,234
Aggressive Strategy Fund	$45,015	$43,577	$43,353
Balanced Strategy Fund	$126,274	$128,445	$125,897
Moderate Strategy Fund	$112,331	$113,931	$114,749
Conservative Strategy Fund	$55,807	$52,963	$47,133
Income Strategy Fund	$2,654	$470(2)	N/A
(1) The Global Funds and the Short Duration Fund have not commenced operations as of the date of this SAI. (2) From March 20, 2012, through October 31, 2012.

FEDERAL BANKING LAW

The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, HSBC Bank’s and the Adviser’s activities remain subject to, and may be limited by, applicable federal banking law and regulations. HSBC Bank and the Adviser believe that they possess the legal authority to perform the services for the Funds contemplated by the Prospectus, this SAI, and the Advisory Contract without violation of applicable statutes and regulations. If future changes in these laws and regulations were to limit the ability of HSBC Bank and the Adviser to perform these services, the Board of Trustees of each Trust would review the relationship with HSBC Bank and the Adviser and consider taking all action necessary in the circumstances, which could include recommending to shareholders the selection of another qualified advisor or, if that course of action appeared impractical, that a Fund be liquidated.

EXPENSES

Except for expenses paid by the Adviser and the Distributor, each Fund bears all the costs of its operations. Expenses attributable to a class (“Class Expenses”) shall be allocated to that class only. Class Expenses with respect to the Class A Shares, Class B Shares, and Class C Shares must include payments made pursuant to their respective Distribution Plan and the Shareholder Services Plan. In the event a particular expense is not reasonably allocable by class or to a particular class, it shall be treated as a Fund expense or a Trust expense. Trust expenses directly related to a Fund are charged to the Fund; other expenses are allocated proportionally among all the portfolios of each Trust in relation to the NAV of the portfolios.

DETERMINATION OF NET ASSET VALUE

The NAV of each of the shares is determined once each day at the close of trading on the New York Stock Exchange (“Exchange”), normally at 4 p.m. Eastern time on days the Exchange is open. The Exchange is generally not open, and the Funds do not price their shares, on most national holidays and on Good Friday.

Investments of the Funds for which there are readily available and reliable market quotes or for which independent pricing service pricing is appropriate are valued as follows:

General

➢ All securities and other investments are valued based on the market quotes from the broadest and most representative market for the securities, or such other methodologies as are set forth below, including prices provided by approved independent pricing services. All valuations are obtained as of the time NAV is calculated on each Fund business day. Any securities and other investments that cannot be priced according the methodologies set forth below will be valued in accordance with fair valuation methodologies set forth in the Prospectuses and applicable guidance on fair valuation. In this regard, if a broker, dealer or market-maker quote is obtained but is reasonably believed not to reflect market value based on all data available (e.g., it is an outlier as compared to other quotes), it may be discarded.

Equity securities

➢ Exchange traded, domestic equity securities are valued at the last sales price on a national securities exchange or, in the absence of recorded sales, at the readily available closing bid price on such exchange.

➢ Domestic equity securities that are not traded on an exchange are valued at the quoted bid price in the over-the-counter market.

➢ Exchange traded, foreign equity securities are valued in the appropriate currency at the last quoted sale price.

➢ Foreign equity securities that are not exchange traded are valued in the appropriate currency at the average of the quoted bid and asked prices in the over-the-counter market.

Debt securities

➢ Debt securities with remaining maturities of less than 60 days may be valued at amortized cost or at original cost plus interest.

➢ Other debt securities are valued at the bid price as of the time NAV is determined, as determined by a pricing service that determines valuations based upon market transactions for normal, institutional-size trading units of similar securities, as well as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices.

Registered investment companies

➢ Shares of exchange traded and closed-end registered investment companies are valued in the same manner as other equity securities.

➢ Mutual funds are valued at their NAVs, as reported to the investment adviser or its agent.

Foreign currencies

➢ Foreign currencies are valued at the last quoted foreign exchange bid quotation against the U.S. dollar from an approved independent pricing service.

➢ The value of Fund assets and liabilities denominated in currencies other than the U.S. dollar are translated into their U.S. dollar equivalent values at such latest foreign exchange bid quotation.

Futures contracts

➢ Futures contracts are valued at their settlement price on the exchange on which they are traded.

Foreign currency forward contracts

➢ Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates and converted to U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time), as provided by an approved independent pricing service.

Repurchase agreements

➢ Repurchase agreements are valued at original cost.

Derivatives

➢ Swap Agreements (other than equity index swaps) are valued:

     (a) using a valuation provided by an approved independent pricing service.

     (b) in the absence of such a valuation, the price at which the counterparty would settle or repurchase the instrument.

     (c) if a price is not available from an approved pricing agent or counterparty, based upon quotations obtained from broker-dealers or market makers.

(i) If prices are available from two or more dealers, brokers or market makers, the value shall be the mean of the quotations obtained from these sources.

(ii) If prices are available from only one dealer, broker or market maker, the value shall be the quotation provided.

➢ Equity Index Swaps

Equity index swap contracts are valued at the closing price of the respective index mathematically based on prices for the index’s constituent securities provided by one or more independent pricing services.

➢ Other over the counter (“OTC”) traded derivatives.

(a) Options and other derivative contracts (other than swaps as set forth above) on securities, currencies and other financial instruments traded in the OTC market are valued at prices supplied by an approved independent pricing service.

(b) In the absence of such a value, such derivatives contracts are valued at the marked to-market price (or the evaluated price if a marked-to-market price is not available) provided by the broker-dealer with which the option was traded (who may also be the counterparty).

Interest income on long-term obligations in a Fund’s portfolio is determined on the basis of interest accrued plus amortization of “original issue discount” (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of premium.

The accounting records of a Fund are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 (“FRR 1” (formerly Accounting Series Release No. 113)) which concludes that there is “no automatic formula” for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

To the extent that a Fund purchases securities that are restricted as to resale or for which current market quotations are not available, the Adviser will value such securities based upon all relevant factors as outlined in FRR 1.

Subject to each Trust’s compliance with applicable regulations, the Trusts on behalf of each Fund have reserved the right to pay the redemption or repurchase price of shares, either totally or partially, by a distribution in-kind of portfolio securities (instead of cash), as applicable. The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash. Each Trust will redeem Fund shares in-kind only if it has received a redemption in-kind from a Portfolio and therefore shareholders of a Fund that receive redemptions in-kind will receive securities of the portfolio. The Portfolios have advised each Trust that the Portfolios will not redeem in-kind except in circumstances in which a Fund is permitted to redeem in-kind.

PURCHASE OF SHARES

Shares may be purchased through the Funds, Shareholder Servicing Agents or Securities Brokers. Shares may be purchased at their NAV next determined after an order is transmitted to and accepted by the Transfer Agent or is received by a Shareholder Servicing Agent or a Securities Broker if it is transmitted to and accepted by the Transfer Agent. Purchases are effected on the same day the purchase order is received by the Transfer Agent provided such order is received prior to 4:00 p.m., New York time, on any day in which regular trading occurs on the New York Stock Exchange (“Fund Business Day”). Each Shareholder Servicing Agent or Securities Broker is responsible for and required to promptly forward orders for shares to the Transfer Agent. Class B Shares may no longer be purchased or acquired by any new or existing Class B shareholder, except through dividend and/or capital gains reinvestment. Any other order to purchase Class B Shares will be rejected. Class B shareholders may continue to hold Class B Shares until such shares automatically convert under the existing conversion schedule, or until the shareholder redeems such Class B Shares, subject to any applicable contingent deferred sales charge (“CDSC”).

All purchase payments are invested in full and fractional Shares. Each Trust reserves the right to cease offering Shares for sale at any time or to reject any order for the purchase of Shares.

While there is no sales load on purchases of Class C Shares, the Distributor may receive fees from the Funds. Other funds which have investment objectives similar to those of a Fund but which do not pay some or all of such fees from their assets may offer a higher yield.

An investor may purchase Shares through the Funds directly or by authorizing his Shareholder Servicing Agent or Securities Broker to purchase such Shares on his behalf through the Transfer Agent.

Certain clients of the Adviser whose assets would be eligible for purchase by the Funds may purchase shares of the Trusts with such assets. Assets purchased by the Funds will be subject to valuation and other procedures by the Board of Trustees.

The following information supplements and should be read in conjunction with the sections in the Funds’ Prospectuses entitled “Purchasing and Adding to Your Shares” and “Distribution Arrangements/Sales Charges.” The Prospectuses contain a general description of how investors may buy shares of the Funds and states whether a Fund offers more than one class of shares. Class A Shares are generally sold with a sales charge payable at the time of purchase. The Prospectuses contain a table of applicable CDSCs. After being held for six years, Class B Shares will automatically convert into Class A Shares, which are not subject to sales charges, or a CDSC. After being held for five years, Class C Shares will automatically convert into Class A Shares, which are not subject to sales charges, or a CDSC. Class B and C Shares are offered without an initial sales charge. The Funds may sell shares without a sales charge or CDSC pursuant to special purchase plans the Trusts sign.

When purchasing Fund shares, you must specify which Class is being purchased. The decision as to which Class of shares is most beneficial to you depends on the amount and the intended length of your investment. You should consider whether, during the anticipated life of your investment in a Fund, the accumulated distribution fee, service fee and CDSC, if any, on Class B Shares or Class C Shares would be less than the accumulated distribution fee and initial sales charge on Class A Shares purchased at the same time, and to what extent, if any, such differential would be offset by the return on Class A Shares respectively. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A Shares because the accumulated continuing distribution and service fees on Class B or Class C Shares exceed the accumulated distribution fee and initial sales charge on Class A Shares during the life of the investment. Finally, you should consider the effect of the CDSC period and any conversion rights of the Classes in the context of your own investment time frame. Generally, Class A Shares will be most appropriate for investors who invest substantial amounts (e.g. over $50,000) in Fund shares.

Shares of the Funds are offered on a continuous basis at NAV, plus any applicable sales charge, by the Distributor as an investment vehicle for institutions, corporations, fiduciaries and individuals.

The sales load on Class A Shares does not apply in any instance to reinvested dividends or distributions.

From time to time, dealers who receive dealer discounts and broker commissions from the Distributor may reallow all or a portion of such dealer discounts and broker commissions to other dealers or brokers. Dealers may not use sales of a Fund’s Shares to qualify for the compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as FINRA. None of the aforementioned compensation is paid for by the Funds or their shareholders.

Stock certificates will not be issued with respect to the shares. The Transfer Agent shall keep accounts upon the book of each Trust for recordholders of such shares.

EXCHANGE PRIVILEGE

By contacting the Transfer Agent or his Shareholder Servicing Agent or his Securities Broker, a shareholder of each Fund may exchange some or all of his Shares for shares of a corresponding class of one or more of the HSBC Funds. The Class A, B and C Shares of the Short Duration Fund and Equity Funds are referred to as the “Retail Classes.” By contacting the Transfer Agent or his Shareholder Servicing Agent or his Securities Broker, a shareholder of the Retail Classes may exchange some or all of his Shares at NAV without a sales charge for Shares of the same class offered with the same or lower sales charge by any of the Trusts’ other Funds. Exchanges for Shares with a higher sales charge may be made upon payment of the sales charge differential.

An investor will receive Class A Shares of a Fund in exchange for Class A Shares of other HSBC Funds, unless the investor is eligible to receive Class D Shares of the Money Market Funds, in which case the investor will receive Class D Shares of a Money Market Fund in exchange for Class A Shares of an HSBC Fund. Class B Shares, Class C Shares, and Class I Shares may be exchanged for shares of the same class of one or more of the HSBC Funds at NAV without a front-end sales charge provided that the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized. Holders of Class B Shares may not exchange their Shares for shares of any other class. Exchanges into Class A Shares may be made upon payment of the applicable sales charge, unless otherwise exempt. Shareholders of Class A Shares of the Fund who are shareholders as of December 31, 1997 will be grandfathered with respect to the HSBC Funds and will be exempt from having to pay a sales charge on any new purchases of Class A Shares of the Fund. An exchange of Class B Shares or Class C Shares will not affect the holding period of the Class B Shares or Class C Shares for purposes of determining the CDSC, if any, upon redemption. An exchange may result in a change in the number of Shares held, but not in the value of such Shares immediately after the exchange. Each exchange involves the redemption of the Shares to be exchanged and the purchase of the shares of the other HSBC Funds, which may produce a gain or loss for tax purposes.

The exchange privilege (or any aspect of it) may be changed or discontinued upon 60 days written notice to shareholders and is available only to shareholders in states in which such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the other HSBC Fund into which the exchange will be made and consider the differences in investment objectives and policies before making any exchange.

An exchange is considered a sale of shares and may result in a capital gain or loss for federal income tax purposes. A Shareholder wishing to exchange his or her Shares may do so by contacting the Trusts at 800-782-8183, by contacting his or her broker-dealer or by providing written instruction to the Trust.

IN-KIND PURCHASES

The Trusts, in their discretion, may permit purchases of Fund shares by means of in-kind contributions of portfolio securities under certain circumstances. An in-kind contribution must be made in the form of securities that are permissible investments for the Funds as described in the Prospectuses. In connection with an in-kind securities purchase, the Funds will require, among other things, that the securities be valued in the same manner as they would be valued for purposes of computing a Fund’s NAV; that the Funds receive satisfactory assurances that they will have good and marketable title to the securities received by them; and that the securities be in proper form for transfer to the Funds. In addition, the Funds generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale.

The Funds will not be liable for any brokerage commission or fee (except for customary transfer fees) in connection with an in-kind purchase of Fund shares. Your broker may impose a fee in connection with processing your in-kind purchase of Fund shares. An investor contemplating an in-kind purchase of Fund shares should consult his or her tax adviser to determine the tax consequences under Federal and state law of making such a purchase.

AUTOMATIC INVESTMENT PLAN

The Trusts offer a plan for regularly investing specified dollar amounts ($25.00 minimum in monthly, quarterly, semi-annual or annual intervals) in the Funds. If an Automatic Investment Plan is selected, subsequent investments will be automatic and will continue until such time as the Trusts and the investor’s bank are notified in writing to discontinue further investments. Due to the varying procedures to prepare, process and forward the bank withdrawal information to the Trusts, there may be a delay between the time of bank withdrawal and the time the money reaches the Funds. The investment in the Funds will be made at the NAV per share determined on the Fund Business Day that both the check and the bank withdrawal data are received in required form by the Transfer Agent. Further information about the Automatic Investment Plan may be obtained from Citi at the telephone number listed on the front cover.

For further information on how to purchase Shares, an investor should contact the Funds directly at HSBC Funds, PO Box 182845, Columbus, Ohio 43218-2845 or by calling 1-800-782-8183.

PURCHASES THROUGH A SHAREHOLDER SERVICING AGENT OR A SECURITIES BROKER

Shares are being offered to the public, to customers of a Shareholder Servicing Agent and to customers of a Securities Broker. Shareholder Servicing Agents and Securities Brokers may offer services to their customers, including specialized procedures for the purchase and redemption of Shares, such as pre-authorized or automatic purchase and redemption programs. Each Shareholder Servicing Agent and Securities Broker may establish its own terms, conditions and charges, including limitations on the amounts of transactions, with respect to such services. Charges for these services may include fixed annual fees, account maintenance fees and minimum account balance requirements. The effect of any such fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent or Securities Broker. Conversely, certain Servicing Agents may (although they are not required by the Trusts to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Servicing Agent and Securities Broker from the Funds, which will have the effect of increasing the net return on the investment of such customers of those Servicing Agents and Securities Brokers.

Shareholder Servicing Agents and Securities Brokers may transmit purchase payments on behalf of their customers by wire directly to the Funds’ custodian bank by following the procedures described above.

For further information on how to direct a Securities Broker or a Shareholder Servicing Agent to purchase Shares, an investor should contact his Securities Broker or his Shareholder Servicing Agent.

SALES CHARGES

CLASS A SHARES

The public offering price of the Class A Shares of the Funds equals NAV plus the applicable sales charge. The Distributor receives this sales charge and may reallow it as dealer discounts and brokerage commissions as follows:

Equity Funds, Global Funds and World Selection Funds (except Income Strategy Fund)

	Sales Charges as a
	Percentage of Offering	Percentage of Net Amount
Size of Transaction at Offering Price	Price	Invested
Less than $50,000	5.00%	5.26%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 and over	None	None

Short Duration Fund and Income Strategy Fund

	Sales Charges as a
Size of Transaction at Offering	Percentage of Offering	Percentage of Net Amount
Price	Price	Invested
Less than $50,000	4.75%	4.99%
$50,000 but less than $100,000	4.25%	4.44%
$100,000 but less than $250,000	3.50%	3.63%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 and over	None	None

SALES CHARGE WAIVERS

The Funds may waive sales charges for the purchase of Class A Shares of the Funds by or on behalf of: (1) purchasers for whom HSBC or one of its affiliates acts in a fiduciary, advisory, custodial or similar capacity, (2) employees and retired employees (including spouses, children and parents of employees and retired employees) of HSBC, and any affiliates thereof, (3) Trustees of the Trusts, (4) directors and retired directors (including spouses and children of directors and retired directors) of HSBC and any affiliates thereof, (5) purchasers who use proceeds from an account for which HSBC or one of its affiliates acts in a fiduciary, advisory, custodial or similar capacity, to purchase Class A Shares of the Fund, (6) brokers, dealers and agents who have a selling agreement with the Distributor, and their employees (and the immediate family members of such individuals), (7) investment advisers or financial planners that place trades for their own accounts or the accounts of eligible clients and that charge a fee for their services, and clients of such investment advisers or financial planners who place trades for their own accounts if such accounts are linked to the master account of the investment adviser or financial planner on the books and records of a broker or agent, (8) orders placed on behalf of other investment companies distributed by Foreside or its affiliated companies, and (9) shares purchased by tax-qualified employee benefit plans. The Funds may also waive sales charges for the purchase of Class A Shares that were subject to a sales charge, sales charges for the purchase of the Funds Class A Shares with the proceeds from the recent redemption of Class B Shares, or sales charges for the purchase of Class C Shares of the Funds. The purchase must be made within 60 days of the redemption, and the Transfer Agent must be notified in writing by the investor, or by his or her financial institution, at the time the purchase is made. A copy of the investor’s account statement showing such redemption must accompany such notice. To receive a sales charge waiver in conjunction with any of the above categories, shareholders must, at the time of purchase, give the Transfer Agent sufficient information to permit confirmation of qualification.

CONCURRENT PURCHASES

For purposes of qualifying for a lower sales charge, investors have the privilege of combining “concurrent purchases” of Class A Shares of any fund in the HSBC Family of Funds. For example, if a shareholder concurrently purchases Class A Shares in one of the Funds of the Trusts sold with a sales charge at the total public offering price of $25,000 and Class A Shares in another Fund sold with a sales charge at the total public offering price of $75,000, the sales charge would be that applicable to a $100,000 purchase as shown in the appropriate table above. The investor’s “concurrent purchases” described above shall include the combined purchases of the investor, the investor’s spouse and children under the age of 21 and the purchaser’s retirement plan accounts. To receive the applicable public offering price pursuant to this privilege, shareholders must, at the time of purchase, give the Transfer Agent sufficient information to permit confirmation of qualification. This privilege, however, may be modified or eliminated at any time or from time to time by the Trusts without notice.

LETTER OF INTENT

An investor may obtain a reduced sales charge by means of a written Letter of Intent, which expresses the intention of such investor to purchase Class A Shares of the Funds at a designated total public offering price within a designated 13-month period. Each purchase of Class A Shares under a Letter of Intent will be made at the NAV plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent (the “Applicable Sales Charge”). A Letter of Intent may include purchases of Class A Shares made not more than 90 days prior to the date such investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor will receive as a credit against his/her purchase(s) of Class A Shares during this 90-day period at the end of the 13-month period, the difference, if any, between the sales load paid on previous purchases qualifying under the Letter of Intent and the Applicable Sales Charge.

A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Class A Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Class A Shares actually purchased if the full amount indicated is not purchased, and such escrowed Class A Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Class A Shares, whether paid in cash or reinvested in additional Class A Shares, are not subject to escrow. The escrowed Class A Shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated in the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be used to purchase additional Class A Shares of the Fund at the then-current public offering price subject to the rate of sales charge applicable to the actual amount of the aggregate purchases. For further information about Letters of Intent, interested investors should contact the Trusts at 1-800-782-8183. This program, however, may be modified or eliminated at any time or from time to time by the Trusts without notice.

RIGHT OF ACCUMULATION

Pursuant to the right of accumulation, investors are permitted to purchase Class A Shares of the Funds at the public offering price applicable to the total of: (a) the total public offering price of the Class A Shares of the Funds then being purchased; plus (b) an amount equal to the then-current NAV of the “purchaser’s combined holdings” of the Class A Shares of the Funds that were subject to a sales charge, and any Class B Shares and/or Class C Shares held. Class A Shares sold to purchasers for whom HSBC or one of its affiliates acts in a fiduciary, advisory, custodial (other than retirement accounts), agency, or similar capacity are not presently subject to a sales charge. The “purchaser’s combined holdings” described above shall include the combined holdings of the purchaser, the purchaser’s spouse and children under the age of 21 and the purchaser’s retirement plan accounts. To receive the applicable public offering price pursuant to the right of accumulation, shareholders must, at the time of purchase, give the Transfer Agent sufficient information to permit confirmation of qualification. This right of accumulation, however, may be modified or eliminated at any time or from time to time by the Trusts without notice.

CONTINGENT DEFERRED SALES CHARGE (“CDSC”) - CLASS B SHARES

Class B Shares of the Funds, which are redeemed less than four years after purchase, will be subject to a CDSC. The CDSC will be based on the lesser of the NAV at the time of purchase of the Class B Shares being redeemed or the NAV of such Shares at the time of redemption. Accordingly, a CDSC will not be imposed on amounts representing increases in NAV above the NAV at the time of purchase. In addition, a CDSC will not be assessed on Class B Shares purchased through reinvestment of dividends or capital gains distributions.

Solely for purposes of determining the amount of time that has elapsed from the time of purchase of any Class B Shares, all purchases during a month will be aggregated and deemed to have been made on the last day of the month. In determining whether a CDSC is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. If an investor sells some but not all his or her Class B Shares, shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

Class B Shares of the Funds may be purchased for individual accounts only in amounts of less than $100,000. There is no sales charge imposed upon purchases of Class B Shares, but investors may be subject to a CDSC. In such cases, the CDSC will be:

CDSC as a Percentage of Dollar
Years Since Purchase	Amount Subject to Charge
0-1	4.00%
1-2	3.00%
2-3	2.00%
3-4	1.00%
More than 4	None

The CDSC is waived on redemptions of Class B Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986 (the “Code”)) of a Shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an IRA or a Custodial Account under Code Section 403(b)(7) to a Shareholder who has reached age 70 1/2, and (iii) to the extent the redemption represents the minimum required distribution from retirement plans under Code Section 401(a) where such redemptions are necessary to make distributions to plan participants.

CONVERSION FEATURE - CLASS B SHARES AND CLASS C SHARES

Class B Shares of the Funds will convert automatically to Class A Shares of the same Fund after six years from the beginning of the calendar month in which the Class B Shares were originally purchased. Class C Shares will convert to Class A Shares of the same Fund after five years from the beginning of the calendar month in which the Class C Shares were originally purchased. After conversion, the shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares, which will increase the shareholder’s investment return compared to the Class B Shares or Class C Shares. A shareholder will not pay any sales charge or fees when his or her shares convert, nor will the transaction be subject to any tax. If an investor purchased Class B Shares of one Fund, which he or she exchanged for Class B Shares or Class C Shares of another Fund, the holding period will be calculated from the time of the original purchase of Class B Shares or Class C Shares. The dollar value of Class A Shares the investor receives will equal the dollar value of the Class B Shares or Class C Shares converted.

LEVEL LOAD ALTERNATIVE - CLASS C SHARES

Class C Shares of the Funds may be purchased for individual accounts normally in amounts of less than $100,000. Class C Shares of the Funds are sold at NAV without an initial sales charge but are subject to a CDSC of 1.00% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section “Contingent Deferred Sales Charge (“CDSC”) -- Class B Shares” except that the references to three years and four years in the first paragraph of that section shall mean one year in the case of Class C Shares. Class C Shares are subject to an annual 12b-1 fee of up to 1.00% of the average daily net assets of the Class.

The higher fees mean a higher expense ratio, so Class C Shares pay correspondingly lower dividends and may have a lower NAV than Class A Shares. Broker-dealers and other financial intermediaries whose clients have purchased Class C Shares may receive a trailing commission equal to 1.00% of the average daily NAV of such shares on an annual basis held by their clients more than one year from the date of purchase. Trailing commissions will commence immediately with respect to shares eligible for exemption from the CDSC normally applicable to Class C Shares.

REDEMPTION OF SHARES

A shareholder may redeem all or any portion of the shares in his account at any time at the NAV next determined after a redemption order in good order is furnished by the shareholder to the Transfer Agent, with respect to shares purchased directly through the Funds, or to his Securities Broker or his Shareholder Servicing Agent, and is transmitted to and received by the Transfer Agent. Class A Shares, Class I Shares, Class S Shares, and Class Y Shares may be redeemed without charge while Class B Shares and Class C Shares may be subject to a CDSC. See “Contingent Deferred Sales Charge (“CDSC”) -- Class B Shares” and “Level Load Alternative -- Class C Shares” above. Redemptions are effected on the same day the redemption order is received by the Transfer Agent provided such order is received prior to the close of trading on the Exchange, on any Fund Business Day. See “Determination of Net Asset Value” above. Shares redeemed earn dividends up to and including the day prior to the day the redemption is effected.

The proceeds of a redemption are normally paid from each Fund in U.S. dollars within a week following the date on which the redemption is effected. The Funds may suspend the right of redemption and postpone for more than seven days the date of payment upon redemption: (i) during periods when the Exchange is closed other than for weekends and certain holidays or when trading on such Exchange is restricted; (ii) during periods in which, as a result of emergency, disposal, or evaluation of the NAV of the portfolio securities is not reasonably practicable; or (iii) for such other periods as the SEC may permit. To be in a position to eliminate excessive expenses, the Trusts reserve the right to redeem upon not less than 30 days notice all shares in an account which has a value below $50, provided that such involuntary redemptions will not result from fluctuations in the value of Fund shares. A shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

Unless shares have been purchased directly from the Funds, a shareholder may redeem shares only by authorizing his Securities Broker, if applicable, or his Shareholder Servicing Agent to redeem such Shares on his behalf (since the account and records of such a shareholder are established and maintained by his Securities Broker or his Shareholder Servicing Agent). For further information as to how to direct a Securities Broker or a Shareholder Servicing Agent to redeem shares, a shareholder should contact his Securities Broker or his Shareholder Servicing Agent.

The Board of Trustees of the Trusts has adopted Redemption-in-Kind Procedures that provide that redemptions by affiliated shareholders may be satisfied by the distribution of portfolio securities in-kind, reflecting the shareholder’s proportionate interest in the relevant Fund, subject to certain adjustments. The Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust, is required under the Procedures to determine no less frequently than quarterly that all redemptions-in-kind to affiliated shareholders made during the preceding quarter (if any): (a) were effected in accordance with the procedures; (b) did not favor the affiliated shareholder to the detriment of any other shareholder, and, in the context of a registered Feeder Fund's redemption-in-kind from a Portfolio, the redemption also did not favor the Portfolio to the detriment of the Feeder Fund; and (c) were in the best interests of the distributing Fund or Portfolio.

Redemption proceeds are generally paid in cash, but the Funds reserve the right to pay all or part of any redemption proceeds in-kind. However, the Funds have made an election pursuant to Rule 18f-1 under the 1940 Act to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder. The Funds reserve the right to pay all or part of other redemptions by a distribution of portfolio securities in kind from the applicable Fund’s portfolio. The securities distributed in kind would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. In the event a shareholder receives an in-kind distribution of portfolio securities, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would be subject to the risks that the value of the securities would decline prior to their sale, that it would be difficult to sell the securities, and that brokerage fees could be incurred.

SYSTEMATIC WITHDRAWAL PLAN

Any shareholder who owns shares with an aggregate value of $10,000 or more may establish a Systematic Withdrawal Plan under which he redeems at NAV the number of full and fractional shares that will produce the monthly, quarterly, semi-annual or annual payments specified (minimum $50.00 per payment). Depending on the amounts withdrawn, systematic withdrawals may deplete the investor’s principal. Investors contemplating participation in this Systematic Withdrawal Plan should consult their tax advisers. No additional charge to the shareholder is made for this service.

REDEMPTION OF SHARES PURCHASED DIRECTLY THROUGH THE FUNDS

Redemption by Letter. Redemptions may be made by letter to the Transfer Agent specifying the dollar amount or number of shares to be redeemed, account number and the Fund. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the Shares, all must sign). In connection with a written redemption request, all signatures of all registered owners or authorized parties must be guaranteed by an Eligible Guarantor Institution, which includes a domestic bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. The Funds’ transfer agent, however, may reject redemption instructions if the guarantor is neither a member nor a participant in a signature guarantee program (currently known as “STAMP,” “SEMP,” or “NYSE MSP”). Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

Redemption by Wire or Telephone. An investor may redeem shares of the Funds by wire or by telephone if he has checked the appropriate box on the Purchase Application or has filed a Telephone Authorization Form with the Trusts. These redemptions may be paid from the applicable Fund by wire or by check. The Trusts reserve the right to refuse telephone wire redemptions and may limit the amount involved or the number of telephone redemptions. The telephone redemption procedure may be modified or discontinued at any time by the Trusts. Instructions for wire redemptions are set forth in the Purchase Application. The Trusts employ reasonable procedures to confirm that instructions communicated by telephone are genuine. For instance, the following information must be verified by the shareholder or securities broker at the time a request for a telephone redemption is effected: (1) shareholder’s account number; (2) shareholder’s social security number; and (3) name and account number of shareholder’s designated securities broker or bank. If either Trust fails to follow these or other established procedures, it may be liable for any losses due to unauthorized or fraudulent instructions.

RETIREMENT PLANS

Shares of the Funds are offered in connection with tax-deferred retirement plans. Application forms and further information about these plans, including applicable fees, are available from the Trust or the Sponsor upon request. The tax law governing tax-deferred retirement plans is complex and changes frequently. Before investing in the Fund through one or more of these plans, an investor should consult his or her tax adviser.

INDIVIDUAL RETIREMENT ACCOUNTS (“IRAs”)

Shares of the Fund may be used as a funding medium for an IRA. An Internal Revenue Service-approved IRA plan may be available from an investor’s Servicing Agent. In any event, such a plan is available from the Sponsor naming Citi as custodian. The minimum initial investment for an IRA is $250; the minimum subsequent investment is $100. In general, IRAs are available to individuals who receive compensation or earned income and their spouses whether or not they are active participants in a tax-qualified or Government-approved retirement plan. In general, an IRA contribution by an individual who participates, or whose spouse participates, in a tax-qualified or Government-approved retirement plan may not be deductible, in whole or in part, depending upon the individual’s income. Individuals also may establish an IRA to receive a “rollover” contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before planning a rollover or determining contribution limits.

DEFINED CONTRIBUTION PLANS

Investors who are self-employed may purchase shares of the Funds for retirement plans for self-employed persons that are known as defined contribution plans (formerly Keogh or H.R. 10 Plans). HSBC offers a prototype plan for money purchase and profit sharing defined contribution plans. The rules governing these plans are complex, and a tax adviser should be consulted.

SECTION 457 PLAN, 401(K) PLAN, 403(B) PLAN

The Funds may be used as investment vehicles for certain deferred compensation plans provided for by Section 457 of the Code with respect to service for state governments, local governments, rural electric cooperatives and political subdivisions, agencies, instrumentalities, tax-exempt organizations and certain affiliates of such entities. The Funds may also be used as investment vehicles for both 401(k) plans and 403(b) plans.

DIVIDENDS AND DISTRIBUTIONS

Generally, a Fund’s net investment income consists of the interest and dividend income it earns, less expenses. In computing interest income, premiums are not amortized nor are discounts accrued on long-term debt securities in the Fund, except as required for federal income tax purposes. A Fund’s net realized capital gains, if any, are distributed to shareholders annually. Additional distributions are also made to each Fund’s shareholders to the extent necessary to avoid application of the 4% non-deductible federal excise tax on certain undistributed income and net capital gains of regulated investment companies. Shares begin accruing dividends on the day they are purchased.

For the Short Duration Fund, the Trust declares all of the Fund’s net investment income daily as a dividend to the Fund’s shareholders. Dividends substantially equal to a Fund’s net investment income earned during the month are distributed in that month to the Fund’s shareholders of record.

For the Short Duration Fund, Opportunity Fund, and Advisor Opportunity Fund, dividends are distributed monthly. For the Global Funds and the Growth Fund, dividends are distributed annually. Unless a shareholder elects to receive dividends in cash (subject to the policies of the shareholder’s Shareholder Servicing Agent or Securities Broker), dividends are distributed in the form of additional full and fractional shares of each Fund.

Certain mortgage-backed securities may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid. However, such principal payments (not otherwise characterized as ordinary discount income or bond premium expense) will not normally be considered as income to the Portfolios and Underlying Funds and therefore will not be distributed as dividends to the shareholders of the Funds that invest in the Portfolios and Underlying Funds, respectively. Rather, these payments on mortgage-backed securities generally will be reinvested by the Portfolios and Underlying Funds in accordance with their investment objectives and policies.

DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES

TRUST AND ADVISOR TRUST

Each Trust’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.001 per share) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. The shares of each series participate equally in the earnings, dividends and assets of the particular series. Currently, the Trust has 18 series of shares and the Advisor Trust has one series of shares. The separate series of each Trust constitute a separately managed “Fund.” The Trusts reserve the right to create additional series of shares. Currently, the Funds issue separate classes of shares as described under “General Information.”

Each share of each class of the Funds, if applicable, represents an equal proportionate interest in the Fund with each other share. Shares have no preference, preemptive, conversion or similar rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. The Trusts are not required and have no current intention to hold annual meetings of shareholders, although the Trusts will hold special meetings of Fund shareholders when in the judgment of the Trustees of the Trust it is necessary or desirable to submit matters for a shareholder vote. Shareholders of each series generally vote separately, for example, to approve investment advisory contracts or changes in fundamental investment policies or restrictions, but shareholders of all series may vote together to the extent required under the 1940 Act, such as in the election or selection of Trustees, principal underwriters and accountants for the Trust. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes. Shares of each class of a series represent an equal pro rata interest in such series and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear any class expenses; and (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement, and each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

Under each Trust’s Declaration of Trust, the Trusts are not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that either the Trust or the Advisor Trust will hold shareholders’ meetings unless required by law or its respective Declaration of Trust. In this regard, each Trust will be required to hold a meeting to elect Trustees (i) to fill any existing vacancies on the Board if after filling the vacancy, less than two-thirds of the Trustees then holding office would have been elected by shareholders; or (ii) if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Trust’s and Advisor Trust’s Declaration of Trust provide that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

The Trusts’ shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

Interests in a Portfolio have no preference, preemptive, conversion or similar rights, and are fully paid and non-assessable. The Portfolio Trust is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of the Portfolio Trust’s Trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in the Portfolio.

Shareholders of the Trust and Advisor Trust should note that the respective series (or “Portfolios”) of the Portfolio Trust will vote separately or together in the same manner as described above for the Trusts. Under certain circumstances, the investors in one or more Portfolios of the Portfolio Trust could control the outcome of these votes. Whenever the Portfolio Trust is requested to vote on a matter pertaining to the Portfolio, the Advisor Trust and/or the Trust will hold a meeting of the affected Fund’s shareholders and will cast all of its votes on each matter at a meeting of investors in the Portfolio proportionately as instructed by the Fund’s shareholders. However, subject to applicable statutory and regulatory requirements, the Trust and Advisor Trust would not request a vote of a Fund’s shareholders with respect to any proposal relating to the Portfolio which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund.

Shareholders of each Fund have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders of the same Trust in connection with requesting a meeting of shareholders of the Trust for the purpose of removing one or more Trustees. Shareholders of a Trust also have the right to remove one or more Trustees without a meeting by a declaration in writing subscribed to by a specified number of shareholders. Upon liquidation or dissolution of a Fund, shareholders of the Fund would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Each of the Trust and Advisor Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Funds or the Trust, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.

Each Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

PORTFOLIO TRUST

The Portfolio Trust is organized as a master trust fund under the laws of the State of New York. The Underlying Portfolios are separate series of the Portfolio Trust, which currently has 3 series. The Underlying Portfolio Trust’s Declaration of Trust provides that a Fund and other entities investing in each Underlying Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of their respective Underlying Portfolio. However, the risk of a Fund incurring financial loss because of such liability is limited to circumstances in which both inadequate insurance existed and the Underlying Portfolio itself was unable to meet its obligations. Accordingly, the Trustees believe that neither a Fund nor its shareholders will be adversely affected by reason of the investment of all of its assets in the Portfolio.

OWNERSHIP OF THE FUNDS

As of February 3, 2014, the following persons owned of record 5% or more of a Fund or class of shares:

		Percent of the
		Class Total Assets
		Held by the
Fund/Class	No. of Shares	Shareholder
HSBC GROWTH FUND CLASS A

PERSHING LLC
ONE PERSHING PLAZA
PRODUCT SUPPORT 14TH FLOOR
JERSEY CITY, NJ 07399	398,906.170	62.37%

LPL FINANCIAL CORPORATION
75 STATE STREET, 24TH FLOOR
BOSTON, MA 02109	180,827.388	28.27%

HSBC GROWTH FUND CLASS B

PERSHING LLC
ONE PERSHING PLAZA
PRODUCT SUPPORT 14TH FLOOR
JERSEY CITY, NJ 07399	17,758.743	68.68%

LPL FINANCIAL CORPORATION
75 STATE STREET, 24TH FLOOR
BOSTON, MA 02109	5,781.734	22.36%

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
499 WASHINGTON BOULEVARD 5TH FLOOR
NEWPORT OFFICE CENTER III
JERSEY CITY, NJ 07310	2,315.447	8.96%

HSBC GROWTH FUND CLASS C

PERSHING LLC
ONE PERSHING PLAZA
PRODUCT SUPPORT 14TH FLOOR
JERSEY CITY, NJ 07399	32,816.251	81.36%

PERSHING LLC
ONE PERSHING PLAZA
PRODUCT SUPPORT 14TH FLOOR
JERSEY CITY, NJ 07399	7,518.474	18.64%

HSBC GROWTH FUND CLASS I

PERSHING LLC
ONE PERSHING PLAZA
PRODUCT SUPPORT 14TH FLOOR
JERSEY CITY, NJ 07399	2,139,159.416	64.30%

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
499 WASHINGTON BOULEVARD 5TH FLOOR
NEWPORT OFFICE CENTER III
JERSEY CITY, NJ 07310	620,540.975	18.65%

NORTHERN TRUST AS CUSTODIAN
FBO HSBC
PO BOX 92956
CHICAGO, IL 60675	374,184.522	11.25%

HSBC OPPORTUNITY FUND - CLASS A

PERSHING LLC
ONE PERSHING PLAZA
PRODUCT SUPPORT 14TH FLOOR
JERSEY CITY, NJ 07399	564,148.376	45.96%

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
499 WASHINGTON BOULEVARD 5TH FLOOR
NEWPORT OFFICE CENTER III
JERSEY CITY, NJ 07310	226,962.407	18.49%

LPL FINANCIAL CORPORATION
75 STATE STREET, 24TH FLOOR
BOSTON, MA 02109	142,690.119	11.62%

SEI PRIVATE TRUST CO
C O CITIGROUP PRIVATE BANK
ONE FREEDOM VALLEY DRIVE
ATTN MUTUAL FUNDS ADMINISTRATOR
OAKS, PA 19456	119,296.421	9.72%

AMERIPRISE FINANCIAL SERVICES, INC.
5221 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474	105,181.631	8.57%

HSBC OPPORTUNITY FUND - CLASS B

PERSHING LLC
ONE PERSHING PLAZA
PRODUCT SUPPORT 14TH FLOOR
JERSEY CITY, NJ 07399	38,439.575	73.76%

LPL FINANCIAL CORPORATION
75 STATE STREET, 24TH FLOOR
BOSTON, MA 02109	10,328.215	19.82%

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
499 WASHINGTON BOULEVARD 5TH FLOOR
NEWPORT OFFICE CENTER III
JERSEY CITY, NJ 07310	3,349.192	6.43%

HSBC OPPORTUNITY FUND - CLASS I

PATTERSON CO FBO
JONES DAY PENSION INVESTMENT
1525 WEST WT HARRIS BLVD
CHARLOTTE, NC 282881076	3,448,662.078	26.98%

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
499 WASHINGTON BOULEVARD 5TH FLOOR
NEWPORT OFFICE CENTER III
JERSEY CITY, NJ 07310	2,937,288.042	22.98%

PERSHING LLC
ONE PERSHING PLAZA
PRODUCT SUPPORT 14TH FLOOR
JERSEY CITY, NJ 07399	2,213,773.099	17.32%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET
SAN FRANCISCO, CA 94104	1,398,687.460	10.94%

NORTHERN TRUST AS CUSTODIAN
FBO HSBC
PO BOX 92956
CHICAGO, IL 60675	1,192,624.189	9.33%

FIRST STATE TRUST COMPANY 1
DELAWARE CORPORATE CENTER II
2 RIGHTER PARKWAY
WILMINGTON, DE 19803	687,534.122	5.38%

HSBC WS CONSERVATIVE STRATEGY FD CL A

PERSHING LLC
ONE PERSHING PLAZA
PRODUCT SUPPORT 14TH FLOOR
JERSEY CITY, NJ 07399	406,363.149	53.25%

LPL FINANCIAL CORPORATION
75 STATE STREET, 24TH FLOOR
BOSTON, MA 02109	273,578.000	35.85%

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
499 WASHINGTON BOULEVARD 5TH FLOOR
NEWPORT OFFICE CENTER III
JERSEY CITY, NJ 07310	44,022.626	5.77%

HSBC WS MODERATE STRATEGY FD CL A

PERSHING LLC
ONE PERSHING PLAZA
PRODUCT SUPPORT 14TH FLOOR
JERSEY CITY, NJ 07399	1,221,765.877	61.75%

LPL FINANCIAL CORPORATION
75 STATE STREET, 24TH FLOOR
BOSTON, MA 02109	650,252.155	32.87%

HSBC WS BALANCED STRATEGY FD CL A

PERSHING LLC
ONE PERSHING PLAZA
PRODUCT SUPPORT 14TH FLOOR
JERSEY CITY, NJ 07399	1,326,749.808	61.91%

LPL FINANCIAL CORPORATION
75 STATE STREET, 24TH FLOOR
BOSTON, MA 02109	653,513.559	30.50%

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
499 WASHINGTON BOULEVARD 5TH FLOOR
NEWPORT OFFICE CENTER III
JERSEY CITY, NJ 07310	130,289.748	6.08%

HSBC WS AGGRESSIVE STRATEGY FD CL A

PERSHING LLC
ONE PERSHING PLAZA
PRODUCT SUPPORT 14TH FLOOR
JERSEY CITY, NJ 07399	453,540.992	59.66%

LPL FINANCIAL CORPORATION
75 STATE STREET, 24TH FLOOR
BOSTON, MA 02109	241,115.410	31.72%

HSBC WS INCOME STRATEGY FUND-CLASS A

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
499 WASHINGTON BOULEVARD 5TH FLOOR
NEWPORT OFFICE CENTER III
JERSEY CITY, NJ 07310	13,571.589	46.09%

PERSHING LLC
ONE PERSHING PLAZA
PRODUCT SUPPORT 14TH FLOOR
JERSEY CITY, NJ 07399	13,056.444	44.34%

DANIEL J ANNIELLO
IRA
245 E 25TH ST APT 11C
NEW YORK, NY 100103046	2,197.553	7.46%

HSBC WS CONSERVATIVE STRATEGY FD CL B

PERSHING LLC
ONE PERSHING PLAZA
PRODUCT SUPPORT 14TH FLOOR
JERSEY CITY, NJ 07399	556,674.233	74.73%

LPL FINANCIAL CORPORATION
75 STATE STREET, 24TH FLOOR
BOSTON, MA 02109	143,658.243	19.28%

HSBC WS MODERATE STRATEGY FD CL B

PERSHING LLC
ONE PERSHING PLAZA
PRODUCT SUPPORT 14TH FLOOR
JERSEY CITY, NJ 07399	832,883.727	69.28%

LPL FINANCIAL CORPORATION
75 STATE STREET, 24TH FLOOR
BOSTON, MA 02109	301,259.135	25.06%

HSBC WS BALANCED STRATEGY FD CL B

PERSHING LLC
ONE PERSHING PLAZA
PRODUCT SUPPORT 14TH FLOOR
JERSEY CITY, NJ 07399	759,812.047	68.08%

LPL FINANCIAL CORPORATION
75 STATE STREET, 24TH FLOOR
BOSTON, MA 02109	297,184.451	26.63%

HSBC WS AGGRESSIVE STRATEGY FD CL B

PERSHING LLC
ONE PERSHING PLAZA
PRODUCT SUPPORT 14TH FLOOR
JERSEY CITY, NJ 07399	260,408.266	68.93%

LPL FINANCIAL CORPORATION
75 STATE STREET, 24TH FLOOR
BOSTON, MA 02109	91,876.801	24.32%

HSBC WS INCOME STRATEGY FUND-CLASS B

PERSHING LLC
ONE PERSHING PLAZA
PRODUCT SUPPORT 14TH FLOOR
JERSEY CITY, NJ 07399	24,204.732	61.40%

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
499 WASHINGTON BOULEVARD 5TH FLOOR
NEWPORT OFFICE CENTER III
JERSEY CITY, NJ 07310	15,097.007	38.30%

HSBC WS CONSERVATIVE STRATEGY FD CL C

PERSHING LLC
ONE PERSHING PLAZA
PRODUCT SUPPORT 14TH FLOOR
JERSEY CITY, NJ 07399	218,709.105	75.85%

LPL FINANCIAL CORPORATION
75 STATE STREET, 24TH FLOOR
BOSTON, MA 02109	59,796.151	20.74%

HSBC WS MODERATE STRATEGY FD CL C

PERSHING LLC
ONE PERSHING PLAZA
PRODUCT SUPPORT 14TH FLOOR
JERSEY CITY, NJ 07399	297,007.047	86.82%

LPL FINANCIAL CORPORATION
75 STATE STREET, 24TH FLOOR
BOSTON, MA 02109	29,826.240	8.72%

HSBC WS BALANCED STRATEGY FD CL C

PERSHING LLC
ONE PERSHING PLAZA
PRODUCT SUPPORT 14TH FLOOR
JERSEY CITY, NJ 07399	335,334.555	84.22%

LPL FINANCIAL CORPORATION
75 STATE STREET, 24TH FLOOR
BOSTON, MA 02109	40,929.703	10.28%

HSBC WS AGGRESSIVE STRATEGY FD CL C

PERSHING LLC
ONE PERSHING PLAZA
PRODUCT SUPPORT 14TH FLOOR
JERSEY CITY, NJ 07399	105,646.653	92.38%

LPL FINANCIAL CORPORATION
75 STATE STREET, 24TH FLOOR
BOSTON, MA 02109	5,882.790	5.14%

HSBC WS INCOME STRATEGY FUND-CLASS C

PERSHING LLC
ONE PERSHING PLAZA
PRODUCT SUPPORT 14TH FLOOR
JERSEY CITY, NJ 07399	53,254.504	88.49%

PERSHING LLC
ONE PERSHING PLAZA
PRODUCT SUPPORT 14TH FLOOR
JERSEY CITY, NJ 07399	5,980.984	9.94%

HSBC OPPORTUNITY FUND - CLASS C

PERSHING LLC
ONE PERSHING PLAZA
PRODUCT SUPPORT 14TH FLOOR
JERSEY CITY, NJ 07399	63,126.687	68.66%

LPL FINANCIAL CORPORATION
75 STATE STREET, 24TH FLOOR
BOSTON, MA 02109	15,043.830	16.36%

PERSHING LLC
ONE PERSHING PLAZA
PRODUCT SUPPORT 14TH FLOOR
JERSEY CITY, NJ 07399	7,064.855	7.68%

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
499 WASHINGTON BOULEVARD 5TH FLOOR
NEWPORT OFFICE CENTER III
JERSEY CITY, NJ 07310	6,453.092	7.02%

TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax adviser with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

TAX STATUS OF THE FUNDS

The Funds each intend to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, foreign currencies, net income derived from an interest in a qualified publicly traded partnership or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), in two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or of one or more qualified publicly traded partnerships.

If for any taxable year a Fund does not qualify for federal tax treatment as a regulated investment company, all of the Fund’s net taxable investment income would (unless certain cure provisions apply) be subject to federal and, potentially, state income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions (including amounts derived from interest on municipal securities) would be taxable to a Fund’s shareholders to the extent of the Fund’s current and accumulated earnings and profits.

As a regulated investment company, a Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed (i.e., the 90% distribution requirement). Each Fund intends to distribute all or substantially all of such income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must generally distribute during each calendar year an amount equal to the sum of: (1) at least 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year; (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year; and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.

THE PORTFOLIOS

Each Portfolio has obtained a ruling from the Internal Revenue Service that the Portfolio will be treated as a partnership for federal income tax purposes. For purposes of determining whether a Fund satisfies the income and diversification tests to maintain its status as a regulated investment company, the Fund, as an investor in the Portfolio, will be deemed to own a proportionate share of the Portfolio’s income and assets.

DISTRIBUTIONS IN GENERAL

Distributions of investment company taxable income are generally taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares (see below for information concerning reduced rates of tax for certain dividends exempt-interest dividends and capital gain dividends). Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

Generally, the maximum tax rate for individual taxpayers on long-term capital gains and on certain qualifying dividends on corporate stock is 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. These rates do not apply to corporate taxpayers. Each Fund will be able to separately report distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period as well as other requirements with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from Funds investing in bonds and other debt instruments will not generally qualify for the lower rates. Note that distributions of earnings from dividends paid by “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States, which satisfy certain other requirements. Passive foreign investment companies are not treated as “qualified foreign corporations.”

The excess of net long-term capital gains over net short-term capital losses realized, distributed and properly designated by a Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares. Capital gain distributions made to individuals are generally subject to a maximum federal income tax rate of 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Net capital gains from assets held for one year or less will be taxed as ordinary income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Shareholders receiving distributions in the form of additional shares will be taxed on the amount of such distribution and will have a cost basis for federal income tax purposes in each share received equal to the amount of the cash the shareholder could have received. Shareholders will be notified annually as to the U.S. federal tax status of distributions.

If the NAV of shares is reduced below a shareholder’s cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a partial return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

SALE, EXCHANGE, OR REDEMPTION OF SHARES

Upon a redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and the rate of tax will depend upon the shareholder’s holding period for the shares. If an individual shareholder has held the shares as a capital asset for more than one year, the maximum current federal income tax rate is generally 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts. Any loss realized from a disposition of Fund shares that were held for six months or less will be disallowed to the extent that dividends received from a Fund are designated as exempt-interest dividends. Any loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

The Code requires the Funds to report to the Internal Revenue Service, and furnish to Fund shareholders, cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. The Funds will permit Fund shareholders to elect from among several cost basis methods accepted by the Internal Revenue Service, including average cost. In the absence of an election by a shareholder, the Funds will use the average cost method with respect to that shareholder.

If, within 90 days after purchasing Fund shares with a sales charge, a shareholder exchanges the shares and acquires new shares at a reduced (or without any) sales charge pursuant to a right acquired with the original shares prior to February 1st of the calendar year following the initial acquisition of Fund shares, prior to February 1st of the calendar year following the initial acquisition of Fund shares, then the shareholder may not take the original sales charge into account in determining the shareholder’s gain or loss on the disposition of the shares. Gain or loss will generally be determined by excluding all or a portion of the sales charge from the shareholder’s tax basis in the exchanged shares, and the amount excluded will be treated as an amount paid for the new shares.

BACKUP WITHHOLDING

The Funds generally will be required to withhold federal income tax at a rate of 28% (“backup withholding”) from dividends paid, capital gain distributions, and redemption proceeds to shareholders if: (1) the shareholder fails to furnish the Funds with the shareholder’s correct taxpayer identification number or social security number; (2) the IRS notifies the shareholder or the Funds that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder’s federal income tax liability.

OTHER TAXATION

Distributions may be subject to additional state and local taxes, depending on each shareholder’s particular situation. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Note that the preferential rate of tax applicable to qualified dividend income (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of a Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. If the Funds elect to report distributions derived from certain U.S. source interest and short-term capital gains, such distributions may be paid to foreign shareholders free of withholding through October 31, 2014. However, depending on the circumstances, a Fund may designate all, some or none of the Fund’s potentially eligible dividends as eligible for this exemption, and a portion of the Fund's distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. There can be no assurance as to whether or not legislation will be enacted to extend this exemption.

Effective July 1, 2014, the Funds will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Funds, including the applicability of the U.S. estate tax and foreign taxes.

FUND INVESTMENTS

With respect to the World Selection Funds, for purposes of this section, the term “Fund” also includes the Underlying Funds.

Market Discount. If a Portfolio or a Fund purchases a debt security at a price lower than the stated redemption price at maturity of such debt security, the excess of the stated redemption price over the purchase price is “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in respect of each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund, at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity, which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount” not previously taken into account.

Original Issue Discount. Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although a Fund receives no actual cash income from such a discount, original issue discount that accrues on debt securities in a given year generally are treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by a Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount generally represents market discount for federal income tax purposes (see above).

Options, Futures and Forward Contracts. Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which a Fund may invest may be “section 1256 contracts.” Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized.

Transactions in options, futures and forward contracts undertaken by a Fund may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including any interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Portfolio are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Portfolio, which is characterized as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a Fund that did not engage in such transactions.

Certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a “qualifying dividend,” to instead be subject to the rate of tax applicable to ordinary income.

Constructive Sales. Under certain circumstances, the Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, a Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon a Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on a Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of a Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

SPECIAL TAX CONSIDERATIONS FOR THE WORLD SELECTION FUNDS

For purposes of this section, the term “Fund” also includes the Underlying Funds.

A Fund may elect to pass-through tax credits from certain eligible tax credit bonds to its shareholders. If a Fund so elects, the Fund’s shareholders will be required to include additional amounts attributable to the credit in their income.

FOREIGN TAX ISSUES

Passive Foreign Investment Companies. The Funds may invest in stocks of foreign companies that are considered as passive foreign investment companies (“PFICs”) under the Code. In general, a foreign company is considered a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income constitutes investment-type income. In general, under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over the period during which the Funds held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund’s holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though that Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are characterized as ordinary income.

The Funds may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, each Fund may be able to elect to mark to market its PFIC stock, resulting in the stock being treated as having been sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported by a Fund as ordinary income, and mark-to-market losses and any loss from an actual disposition of the Fund’s shares would be deductible by the Fund as ordinary losses to the extent of any net mark-to-market gains included in income in prior taxable years.

Alternatively a Fund may be able to elect to treat a PFIC investment as a “qualified electing fund” upon the condition precedent that the PFIC furnishes a PFIC annual information statement to the Fund. Under this election the Fund would be required to annually recognize its pro-rata share of net income and net capital gains of the PFIC regardless of whether they are actually distributed by the PFIC.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualifying dividends.”

Foreign Taxes. Income received by the Funds from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, or if at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, and the Fund distributes at least 90% of its investment company taxable income, that Fund will be eligible and may (or may not) elect to “pass through” to that Fund’s shareholders the amount of qualifying foreign taxes paid by the Fund (the “pass-through election”). Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the qualifying foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). No credit may be claimed by a shareholder with respect to Fund shares that have been held less than 16 days. Each shareholder will be notified after the close of a Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income flows through to its shareholders. With respect to each Fund, gains from the sale of securities may be treated as derived from U.S. sources and certain currency fluctuation gains including fluctuation gains from foreign currency denominated debt securities, receivables and payables, may be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. If a Fund is not eligible to, or does not, make the pass-through election, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income. Furthermore, the amount of the foreign tax credit that is available to a shareholder may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualifying dividends.”

Foreign Currency. Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of a Fund’s net investment income to be distributed to its shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that each Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other net investment income during a taxable year, a Fund would not be able to make ordinary dividend distributions, and any distributions made before the losses were realized would be recharacterized as a return of capital to shareholders for federal income tax purposes, rather than as an ordinary dividend, reducing each shareholder’s basis in his or her Fund shares.

As described above, at least 90% of a Fund’s gross income for each taxable year must be Qualifying Income. The Code expressly confers upon the Secretary of the Treasury of the United States the authority to issue tax regulations that would exclude income and gains from investments in foreign currencies from treatment as Qualifying Income in cases in which the foreign currency income or gains are not directly related to the company’s principal business of investing in stocks or securities (or options or futures with respect to such stocks or securities). In light of this grant of regulatory authority, there is no assurance that the Secretary will not issue such regulations. Moreover, there is a remote possibility that such regulations may be applied retroactively, which could affect the ability of a Fund to qualify as a RIC.

Indian Tax Issues (BRIC Equity Fund and India Equity Fund). Under the Indian income-tax legislation, as a general rule, long-term capital gains applicable to FIIs registered with SEBI upon the disposal of securities is taxable at 10% (plus surcharges) whereas short-term capital gains are taxable at 30% (plus surcharges). Shares in a company, other securities listed on a recognized stock exchange in India and units of a mutual fund registered with SEBI qualify as long-term if they are held for more than one year prior to disposal and as short-term if they are held for one year or less prior to disposal. Securities other than the foregoing qualify as long-term only if they are held for more than three years prior to disposal and as short-term if they are held for three years or less prior to disposal.

As a special rule, which applies to all taxpayers, long-term capital gains arising from the disposal of equity shares in a company are exempt from income tax if the transaction is entered through a recognized stock exchange in India and the applicable securities transaction tax is paid. Short-term capital gains resulting from the disposal of equity securities is taxable at 15% (plus surcharges) if the relevant transaction is entered through a recognized stock exchange in India and the applicable securities transaction tax is paid. The disposal of equity shares through a recognized Indian stock exchange is subject to a securities transaction tax (“STT”) of 0.025%, which is recovered by the stock exchange from the settlement amount. STT, however, is not tax deductible while computing capital gains. Capital gains tax is imposed as described above only upon the disposal of securities (i.e., when the gains are realized).

Unrecouped capital losses can be carried forward to set-off future “capital gains.” In order to carry such losses forward, the tax return for the loss year (April to March) must be filed within a prescribed time period. Capital losses can be carried forward for a maximum period of eight years. Unrecouped business loss is treated similarly.

Interest income received by FIIs from debt securities is subject to a tax of 20% (plus surcharges). Dividends received from shares are fully exempt from income tax in the hands of the relevant shareholder (including an FII). However, the dividend paying company is liable to a distribution tax of 15% (plus surcharges).

Gains from the disposal of securities that are classified as “business income” (rather than “capital gains”) are subject to income tax at the full applicable rates without any exemptions. Therefore, a FII that is organized as a corporate entity would be taxed at the rate of 40% (plus surcharges) whereas a noncorporate entity would be taxed at the rate of 30% (plus surcharges) of its “business income.” Any STT paid is generally available as a rebate from the income tax payable on such “business income.” Unrealized gains/loss on securities could be subject to income tax when computing “business income.”

India's right to impose income tax on a non-resident as well as to apply a tax rate as per its income tax legislation is subject to the provisions of any applicable Double Taxation Avoidance Agreement (if any) between India and the country of tax residence of such non-resident. Taxes incurred on the Funds’ short-term realized gains may lower the potential short-term capital gains distribution of the Funds. Any taxes paid in India by the Funds on short-term realized gains will be available to be included in the calculation of the Funds’ foreign tax credit that is passed through to shareholders via Form 1099-DIV if the Fund is eligible and elects to do so, as described above. Although taxes incurred on short-term gains may lower the potential short-term capital gains distribution of the Funds, they also potentially lower, to a larger extent, the total return of the Funds as proceeds from sales are reduced by the amount of the tax.

China Tax Issues (China Equity Fund). The Chinese system of taxation is not as well settled as that of the United States and may have retroactive effects. Generally, income derived from interest, dividends, profit distributions and capital gains of B-Shares is subject to a 20% withholding tax. This tax is reduced to 10% on income received from companies established in Shanghai or Shenzhen. If Chinese issuers of B-Shares qualify as Sino-foreign joint ventures, it is possible that they will be exempted from the withholding tax. Any gains realized by the China Equity Fund from the sale of B-Shares may be considered as China resourced income, which will be subject to withholding tax at the rate described above.

OTHER INFORMATION

CAPITALIZATION

The Advisor Trust is a Massachusetts business trust established under a Declaration of Trust dated April 5, 1996. The Trust is a Massachusetts business trust established under a Declaration of Trust dated April 22, 1987, as a successor to two previously-existing Massachusetts business trusts, Fund Trust Tax-Free Trust (organized on July 30, 1986) and Fund Vest (organized on July 17, 1984, and since renamed Fund Source). Prior to October 3, 1994, the name of the Trust was “Fund Trust.” Prior to April 12, 2001, the name of the Trust was Republic Funds. Prior to February 28, 2012, the name of the Trust was HSBC Investor Funds.

The capitalization of each of the Trust and Advisor Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Boards of Trustees may establish additional series (with different investment objectives and fundamental policies) and classes of shares within each series at any time in the future. Establishment and offering of additional class or series will not alter the rights of the Fund’s shareholders. When issued, shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In the event of a liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees has appointed KPMG LLP as the independent registered public accounting firm of the Trusts for the fiscal year ending October 31, 2014. KPMG LLP will audit each Trust’s annual financial statements, prepare each Trust’s income tax returns, and assist in the filings with the SEC. KPMG LLP’s address is 191 West Nationwide Blvd., Suite 500, Columbus, OH 43215.

COUNSEL

Dechert LLP, 1900 K Street, N.W., Washington, D.C. 20006, advises on certain legal matters in connection with the shares of the Funds offered by the Trusts, and also acts as counsel to the Trusts. Blank Rome LLP, 405 Lexington Avenue, New York, New York 10174, acts as counsel to the Independent Trustees of the Trusts.

CODE OF ETHICS

Each Trust, and each of the Adviser, the Subadvisers and Citi have adopted a code of ethics, as required by applicable law, including Rule 17j-1 under the 1940 Act, which is designed to prevent affiliated persons of the Trust, the Adviser, the Subadvisers and Citi from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). Such persons are prohibited from effecting certain transactions, allowed to effect certain exempt transactions, required to pre-clear certain transactions and to report certain transactions on a regular basis.

REGISTRATION STATEMENT

This SAI and the Prospectuses do not contain all the information included in each Trust’s registration statement filed with the SEC under the 1933 Act with respect to shares of a Fund, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. or on the SEC’s website at http://www.sec.gov.

Statements contained herein and in the Prospectuses as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document that was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

Each Fund’s current audited financial statements (and the audited financial statements of the corresponding Portfolios) dated October 31, 2013 are hereby incorporated herein by reference from the Annual Report of the Funds dated October 31, 2013, as filed with the SEC. Copies of the report will be provided without charge to each person receiving this SAI. As of the date of this SAI, the Global Funds and the Short Duration Fund have not commenced operations and thus do not have audited financial statements.

SHAREHOLDER INQUIRIES

All shareholder inquiries should be directed to the Trusts, P.O. Box 182845, Columbus, Ohio 43218-2845.

GENERAL AND ACCOUNT INFORMATION: (800) 782-8183 (TOLL/FREE)

APPENDIX A

DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR’S

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations:

  Likelihood of payment – capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  Nature of and provisions of the obligation;

  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

A-1

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

 A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or sign to Minus (-)	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Municipal Short-Term Note Ratings

A Standard & Poor's U.S. municipal note rating reflects Standard & Poor's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor's analysis will review the following considerations:

  Amortization schedule – the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

  Source of payment – the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

A-2

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Variable Rate Demand Obligations:

Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

MOODY’S INVESTORS SERVICE (“Moody’s”)

Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

A-3

U.S. Municipal Short Term Obligation Ratings

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

A-4

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short term obligations.

NP	Issuers (or supporting institutions) rated “Not Prime” do not fall within any of the Prime rating categories.

Note:	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

FITCH, INC. (“Fitch Ratings”)

Corporate Finance Obligations – Long-Term Rating Scales

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%–50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity's issuer rating or Issuer Default Rating (“IDR”).

AAA

Highest credit quality. `AAA’ denotes the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. `AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B	Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC	Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC	Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C	Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

A-5

Defaulted obligations typically are not assigned 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Notes:

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'B'.

       The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F-1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F-2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F-3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

A-6

APPENDIX B

DESCRIPTION OF MUNICIPAL OBLIGATIONS

Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, industrial facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, hazardous waste treatment or disposal facilities, and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from regular federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Obligation bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its good faith, credit and taxing, power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer’s legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending” on numerous factors.

Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

1. Tax Anticipation Notes. Tax Anticipation Notes are issued to finance operational needs of municipalities. Generally, they are issued in anticipation of the receipt of various tax revenues, such as property, income, sales, use and business taxes.

2. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of dedicated revenues, such as state aid or federal revenues available under federal revenue sharing programs.

3. Tax and Revenue Anticipation Notes. Tax and Revenue Anticipation Notes are issued by the State to fund its day-to-day operations and certain local assistance payments to its municipalities and school districts. Such Notes are issued in anticipation of the receipt of various taxes and revenues, such as personal income taxes, business taxes and user taxes and fees.

4. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. Long-term bonds or renewal Bond Anticipation Notes provide the money for the repayment of the Notes.

B-1

Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue. The ratings of Moody’s Investors Service, Standard & Poor’s Rating Services and Fitch, Inc. represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

Municipal Obligations may be more susceptible to downgrade, default, and bankruptcy as a result of recent periods of economic stress. Factors contributing to the economic stress on municipalities may include: lower property tax collections as a result of lower home values, lower sales tax revenue as a result of reduced consumer spending, lower income tax revenue as a result of higher unemployment rates, and budgetary constraints of local, state and federal governments upon which the municipalities may be relying for funding. In addition, as certain Municipal Obligations may be secured or guaranteed by banks and other institutions, the risk to a Fund could increase due to stresses on the banking, insurance or other parts of the financial sector as a result of the economic environment, or due to downgrades or risks of downgrades to the credit ratings of the institutions issuing the guarantee. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of Municipal Obligations and thus the value of a Fund’s investment. Further, an insolvent municipality may file for bankruptcy, which may significantly affect the value of the Municipal Obligations issued by the municipality and therefore the value of a Fund’s investment. Municipal Obligations are also subject to the risk that the perceived increase in the likelihood of default or downgrade among municipal issuers as a result of recent market conditions could result in increased illiquidity, volatility and credit risk. In addition, certain municipal issuers may either be unable to issue bonds or to access the market to sell securities or, if able to access the market, may be forced to issue securities at much higher rates. These events could result in decreased investment opportunities for a Fund and lower investment performance.

B-2

APPENDIX C

HSBC FUNDS,
HSBC ADVISOR FUNDS TRUST, and
HSBC PORTFOLIOS PROXY VOTING POLICY

The Trust delegates the authority to vote proxies related to portfolio securities of each series (the “Funds”) of the Trust to HSBC Global Asset Management (USA) Inc. (“HSBC”), which in turn delegates proxy voting authority for some Funds of the Trust to a Subadviser retained to provide day-to-day portfolio management for that Fund. The Boards of Trustees (the “Board”) adopt the proxy voting policies and procedures of HSBC and the Subadvisers as the proxy voting policies and procedures that will be used by each of these respective entities when exercising voting authority on behalf of each Fund. These policies and procedures are attached hereto.

There may be circumstances, notably in non-U.S. jurisdictions, where HSBC or the Sub-Adviser refrains from voting proxies when the cost of voting the proxies exceeds the benefits expected to the Funds or when voting is subject to restrictions and limitations that impede or make impractical the exercise of shareholder rights (such as when voting would restrict the Funds’ rights to trade the securities, non-public information about Fund holdings is requested to vote proxies, or local laws restrict voting by non-local shareholders).

The Board will provide the Trust’s consent to vote in matters where HSBC or a Subadviser seeks such consent because of a conflict of interest that arises in connection with a particular vote, or for other reasons.

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APPENDIX D

HSBC INVESTMENTS (USA) INC and HSBC GLOBAL ASSET MANAGEMENT (SINGAPORE)
LIMITED PROXY VOTING POLICY AND PROCEDURES

December 2006

HSBC Global Asset Management (USA) Inc.
HSBC Global Asset Management (Singapore) Limited

PROXY VOTING POLICY AND PROCEDURES

The purpose of this proxy voting policy is to reasonably insure that HSBC Global Asset Management (USA) Inc. and HSBC Global Asset Management (Singapore) Limited (collectively, “HSBC Global Asset Management”), as a fiduciary, fulfills its responsibility to clients to vote proxy ballots in connection with proposals submitted by management, and others, to shareholders for approval. The financial interest of the shareholders of the Investment Companies and of the Manager's investment advisory clients is the primary consideration in determining how proxies should be voted.

As long as there is no provision to the contrary in the Investment Management Agreement or Charter, By-Laws, Trust Agreement, Plan Documents, Partnership Agreement or other controlling documents which create the legal entity with which we are dealing, the power to vote on proposals presented to shareholders through the proxy solicitation process will be considered by HSBC Global Asset Management to be an integral part of its investment management responsibility, recognizing that certain proposals, if implemented, may have a substantial impact on the market valuation of portfolio securities. For investment advisory clients, this responsibility is inherent, unless a client has elected to vote proxies directly. In the case of the Investment Companies, this responsibility has been delegated to HSBC Global Asset Management by each Investment Company’s Board of Directors.

Proxy Voting Policy

It is the policy of HSBC Global Asset Management to vote client proxies for the exclusive benefit of its clients’ accounts. In most, if not all cases, this will mean that the proposals that maximize the value of the securities we hold will be approved without regard to non-economic considerations.

HSBC Global Asset Management generally will not favor proposals that are designed to make it difficult for a company to be acquired or that have a tendency to entrench current management at the expense of securities holders. Therefore, HSBC Global Asset Management will generally vote against proposals concerning instituting “poison pills”, classified boards of directors, unequal voting rights, elimination of shareholder action by written consent and granting stock options at less than fair market value.

In this regard, HSBC Global Asset Management has engaged a third party proxy voting service provider (“Proxy Service Provider”) to conduct analysis of proposals, and to provide guidance on voting ballots. The Proxy Service Provider provides its analysis in the form of written reports, which are circulated to HSBC Global Asset Management’s investment staff for their review. A more extensive summary of proxy voting guidelines will be provided to clients upon request.

Certain portfolios (“Fund of Funds”) primarily invest a majority of their assets in non-voting securities of other unregistered investment vehicles (“Sub-Funds”) which have investors other than the Fund of Funds. Sub-Funds typically do not submit matters to investors for vote. In the event that a Sub-Fund submits a matter to its investors for vote and the Fund of Fund holds voting interests in the Sub-Fund, the vote will be made in a way that we believe is in the best interest of the Fund of Funds.

Administration

The Proxy Service Provider will administer the proxy voting process, including receiving ballots, casting votes and maintaining required records. On an as-needed basis, HSBC Global Asset Management will review the Proxy Voting Policy and its administration to resolve any proxy voting issues that may arise.

Conflicts of Interest

HSBC Global Asset Management generally will vote proxies in accordance with the Proxy Service Provider’s predetermined recommendations, including instances where potential material conflicts of interest may exist. In the event a proxy proposal gives rise to a material conflict of interest that is not addressed by the Proxy Service Provider’s predetermined recommendations, HSBC Global Asset Management’s senior management will review, and if deemed necessary, an independent consultant or outside counsel will be consulted to resolve the material conflict of interest.

Client Access to Proxy Voting Records

A record of how proxies have been voted for a client’s account will be provided upon request. Clients can request their proxy voting record by contacting their Client Investment Service Manager at (212) 525-5000. Alternatively, clients may submit written requests to HSBC Global Asset Management (USA) Inc., 452 Fifth Avenue – 18th Floor, New York, NY 1008, ATTN: Chief Compliance Officer.

January 2012

HSBC Global Asset Management (Hong Kong) Limited
VOTING POLICY AND PROCEDURES

General

The purpose of this document is to state the voting policy of HSBC Global Asset Management (Hong Kong) Limited (“AMHK”), in connection with proposals submitted by management, and others of the stock companies, to shareholders for approval.

The power to vote on proposals presented to shareholders through the proxy solicitation process is considered by AMHK to be important, recognizing that certain proposals, if implemented, may have a substantial impact on the market valuation of portfolio stocks. Further, proxy voting may also help to enhance corporate governance quality of the stock companies.

Voting Policy

1.	Should generally cast/recommend FOR or AGAINST vote for a resolution for any of the following with the benefit of the clients in mind:

very substantial acquisition, major transaction, discloseable transaction, share transaction and connected transactions as defined in the Hong Kong Stock Exchange Listing Rules (or similar transactions for stocks listed on other markets); in the interests of the portfolios/clients. The market specialist will seek to act in a manner that he/she, based on all relevant circumstances, believes is most likely to enhance the economic value of the underlying securities held for the portfolios/clients.

2.	For general non-contentious matters raised at the Annual General Meeting of the listed company, votes should be cast/recommended in favour of the Board's recommendation.
Such as:

	a)	adopting audited annual accounts;

	b)	declaring dividend;

	c)	re-appointment of auditors;

	d)	giving a general mandate to the Directors to issue of additional share of not exceeding 10% of the issued share capital as at the date of resolution;

	e)	giving a general mandate to the Directors to repurchase shares of not exceeding 10% of the issued share capital as at the date of the resolution.

3.	Should cast vote/recommend AGAINST resolution if the remuneration to board of directors are, in the opinion of the market specialist, excessive especially in view of the profit of the listed company, market cap etcs.

4.	Votes should be cast/recommended AGAINST:

	a)	proposal that would, in the opinion of the market specialist, enrich management excessively or would significantly increase compensation awards and/or employment contracts to senior management which would work to the detriment of the shareholders;

	b)	requested action that would in the opinion of the market specialist impose unnecessary expense on the company.

5.	Votes should be cast/recommended FOR or AGAINST the following, on a case by case basis

	a)	change in the company constitution that requires greater than a majority shareholder’s approval, with the benefits of the clients in mind.

Client Specific Instructions

The above is the general voting policy only. Clients may have specified different instructions (e.g. prior approval, or different specific voting requirement / instructions). CISMs should deal with these accordingly.

Conflicts of Interest

AMHK will generally vote proxies in accordance with the market specialists' recommendations. The market specialists will make the recommendation based on the principles set out in the Voting Policy set out above. In the event a proxy proposal giving rise to a material conflict of interest, the market specialists / fund managers should consult AMHK Chief Investment Officer (“CIO”) and the AMHK Local Compliance Officer (“LCO”) and, if deemed necessary by the AMHK CIO or LCO, legal advice should be obtained to see how and whether votes are to be cast.

Administration and Record Keeping

AMHK Business Support Department must (a) maintain documentation on the voting information, market specialists’ recommendation and how they are voted on behalf of clients, (b) arrange for the casting of votes according to the recommendation of the fund specialists and (c) record rationale for such voting in case of transactions/proposed transactions of the listed company mentioned in 1 and 5 above.

APPENDIX E

Westfield Capital Management Company, L.P.
Proxy Voting Policy
Revised October 2011

Introduction

Westfield Capital Management Company, L.P. (“Westfield”) will offer to vote proxies for all client accounts. Westfield believes that the voting of proxies can be an important tool for investors to promote best practices in corporate governance and we seek to vote all proxies in the best interests of our clients as investors. We also recognize that the voting of proxies with respect to securities held in managed accounts is an investment responsibility having economic value.

In accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Act”), Westfield has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of our clients. Our authority to vote proxies for our clients is established by the investment advisory contract with each client or comparable documents. Clients can contact their Marketing representative or our Compliance Department (wcmcompliance@wcmgmt.com) for a report of how their account’s securities were voted if Westfield has voting authority.

Oversight of Proxy Voting Function

Westfield’s proxy voting function is managed by the firm’s Compliance team. Westfield has engaged a third party service provider, Institutional Shareholder Services, Inc. (the “vendor”), to assist with the proxy voting function. Westfield’s Compliance Associate (the “Associate”), is responsible for handling the day-to-day items that may arise from voting proxy ballots. These items include, but are not limited to:

1.	overseeing the vendor; this includes performing periodic audits of the proxy votes and the vendor’s reconciliation efforts as well as tracking missing ballots;

2.	ensuring required proxy records are retained according to applicable rules and regulations and internal policy;

3.	preparing and distributing proxy reports for internal and external requests;

4.	reviewing proxy policy and voting guidelines at least annually;

5.	identifying and reporting any conflicts of interest to the other members of the Compliance team and if necessary to the Operating and Risk Management Committee; and

6.	conducting vendor due diligence annually.

Proxy Voting Guidelines

Westfield will utilize the ISS Proxy Voting Guidelines. We believe these guidelines have been developed in the best interest of shareholders. Therefore, Westfield will typically not accept client direction on proxy votes, nor will we notify clients of material proxy proposals prior to voting. Clients, however, may contact Westfield to inquire how a particular proposal will be voted.

Clients who have designated proxy voting authority to Westfield may choose to vote in accordance with the vendor’s standard guidelines (Exhibit A), the AFL-CIO’s guidelines (Exhibit B), or the vendor’s Socially Responsible Guidelines (Exhibit C). Clients who do not designate a specific set of voting guidelines will be assigned the standard guidelines (Exhibit A).

As a general policy, information on Westfield’s proxy voting decisions or status of votes will not be communicated or distributed to external solicitors. On occasion, Westfield may provide such information to solicitors if we believe a response will benefit our clients or a response is requested from the Westfield security analyst.

Proxy Voting Process

The vendor tracks proxy meetings and reconciles proxy ballots received for each meeting. Westfield will use our best efforts in obtaining any missing ballots; however, we vote only those proxy ballots our vendor has received. For any missing ballots, the vendor will contact custodians to locate such missing ballots. Since there can be many factors affecting proxy ballot retrieval, it is possible that Westfield will not receive a ballot in time to place a vote. Clients who participate in securities lending programs should be aware that Westfield will not call back any shares on loan for proxy voting purposes.

For each meeting, the vendor reviews the agenda and applies a vote recommendation for each proposal based on the written guidelines assigned to the applicable accounts. The Associate monitors this process and conducts periodic reviews of the vendor to ensure votes are cast in-line with the established guidelines.

Westfield will vote all proxies in accordance with the guidelines, with the following exceptions:

1.	Provided that Westfield is a current holder, all contentious issues, especially special meeting agendas or contested meetings will be referred to the Westfield security analyst or portfolio manager who covers the security (the “analyst” or “manager”). Similarly, if Westfield is a current holder and is among the Top 10 shareholders (based on the vendor’s published research papers), the Associate will confirm the recommended votes with the analyst or manager. If an override to the guidelines is proposed, the analyst or manager will provide rationale on such decision. If the security is sold to zero before the date of the meeting, votes will be cast in accordance with the client’s selected policy.

2.	At any time, if an analyst or manager believes that following the guidelines in any specific case would not be in the clients’ best interests, he/she may request to override the guidelines. The request must be in writing and shall include an explanation of the rationale for doing so.

Westfield will not override any of the voting positions in either the AFL-CIO’s or vendor’s Socially Responsible Guidelines (“SRI”); thus, the exceptions noted directly above will not apply to voting guidelines set forth in the AFL-CIO or SRI policies.

Conflicts of Interest

Westfield’s policy is to vote proxies based solely on the investment merits of the proposal. When a conflict of interest is identified, the Associate will bring it to the attention of the other members of the Compliance team. If Compliance determines that the conflict is material in nature, it may be addressed with the Operating & Risk Management Committee and the analyst or manager. Rationale for the resolution will be documented, typically via email.

Proxy Reports

Westfield can provide account specific proxy reports to clients upon request or at scheduled time periods (e.g., quarterly). Client reporting requirements typically are established during the initial account set-up. The reports will contain at least the following information:

company name meeting agenda
how the account voted on each agenda item
whether the account vote was in-line or against management recommendation rationale for any votes against the established guidelines (rationale is not always provided for votes that are in-line with guidelines since these are set forth in the written guidelines)

Recordkeeping

In accordance with Rule 204-2 of the Investment Advisers Act of 1940, proxy voting records will be maintained for at least five years. The following records will be retained by Westfield or the proxy vendor:

1.	a copy of the Proxy Voting Polices and Guidelines and amendments that were in effect for the past five years;

2.	electronic or paper copies of each proxy statement received by Westfield or the vendor with respect to securities in client accounts (Westfield may also rely on obtaining copies of proxy statements from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

3.	records of each vote cast for each client;

4.	documents created by Westfield that were material to making a decision on how to vote proxies or memorializes the basis for such decision (basis for decisions voted in line with policy is provided in the written guidelines);

5.	written reports to clients on proxy voting and all client requests for information and Westfield’s response;

6.	disclosure documentation to clients on how they may obtain information on how we voted their securities.

2011 U.S. Proxy Voting Guidelines Concise Summary

(Digest of Selected Key Guidelines)

January 3, 2011

Institutional Shareholder Services Inc.

Copyright © 2011 by ISS.
The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of ISS’s 2011 proxy voting guidelines can be found in the Jan. 15, 2011, edition of the U.S. Proxy Voting Manual, and in the 2011 U.S. Proxy Voting Guidelines Summary.

www.issgovernance.com

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

  An auditor has a financial interest in or association with the company, and is therefore not independent;
  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
  Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of
  GAAP; and material weaknesses identified in Section 404 disclosures; or
  Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

  Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees

▶▶▶▶▶

Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.	Board Accountability
2.	Board Responsiveness
3.	Director Independence
4.	Director Competence

1. Board Accountability

VOTE WITHHOLD/AGAINST1 the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE), for the following:

Problematic Takeover Defenses:

1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election -- any or all appropriate nominees (except new) may be held accountable;
____________________

1 In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:
  A classified board structure;
  A supermajority vote requirement;
  Majority vote standard for director elections with no carve out for contested elections;
  The inability for shareholders to call special meetings;
  The inability for shareholders to act by written consent;
  A dual-class structure; and/or
  A non-shareholder approved poison pill.
1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote withhold/against every year until this feature is removed;
1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009);
1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6.	the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
  The date of the pill’s adoption relative to the date of the next meeting of shareholders- i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;
  The issuer’s rationale;
  The issuer’s governance structure and practices; and
  The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if:

1.10.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices

Vote WITHHOLD/AGAINST the members of the Compensation Committee and potentially the full board if:

1.11.	There is a negative correlation between chief executive pay and company performance (see Pay for Performance Policy);
1.12.	The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the company's equity plan;
1.13.	The company fails to submit one-time transfers of stock options to a shareholder vote;
1.14.	The company fails to fulfill the terms of a burn rate commitment made to shareholders;
1.15.	The company has problematic pay practices. Problematic pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.16.	Material failures of governance, stewardship, or fiduciary responsibilities at the company;
1.17.	Failure to replace management as appropriate; or
1.18.	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2. Board Responsiveness

Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:

2.1.	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year; or
2.2.	The board failed to act on a shareholder proposal that received approval of the majority of shares cast in the last year and one of the two previous years.
2.3.	The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or
2.4.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

3. Director Independence

Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
3.4.	The full board is less than majority independent.

4. Director Competence

VOTE WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:

4.1.	The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved.

Generally vote AGAINST or WITHHOLD from individual directors who:

4.2.	Attend less than 75 percent of the board and committee meetings (with the exception of new nominees). Acceptable reasons for director(s) absences are generally limited to the following:

Medical issues/illness; Family emergencies; and If the director's total service was three meetings or fewer and the director missed only one meeting.

These reasons for directors' absences will only be considered by ISS if disclosed in the proxy or another SEC filing. If the disclosure is insufficient to determine whether a director attended at least 75 percent of board and committee meetings in aggregate, vote AGAINST/WITHHOLD from the director.

Vote AGAINST or WITHHOLD from individual directors who:

4.3.	Sit on more than six public company boards; or
4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.

▶▶▶▶▶

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

  Long-term financial performance of the target company relative to its industry;
  Management’s track record;
  Background to the proxy contest;
  Qualifications of director nominees (both slates);
  Strategic plan of dissident slate and quality of critique against management;
  Likelihood that the proposed goals and objectives can be achieved (both slates);
  Stock ownership positions.

▶▶▶▶▶

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing governance structure:

  Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:
-	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;
-	serves as liaison between the chairman and the independent directors;
-	approves information sent to the board;
-	approves meeting agendas for the board;
-	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;
-	has the authority to call meetings of the independent directors;
-	if requested by major shareholders, ensures that he is available for consultation and direct communication;

  Two-thirds independent board;
  All independent key committees;
  Established governance guidelines;
  A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group (using Russell 3000 companies only), unless there has been a change in the Chairman/CEO position within that time. For companies not in the Russell 3000 universe, the company must not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;
  The company does not have any problematic governance or management issues, examples of which include, but are not limited to:
-	Egregious compensation practices;
-	Multiple related-party transactions or other issues putting director independence at risk;
-	Corporate and/or management scandals;
-	Excessive problematic corporate governance provisions; or
-	Flagrant actions by management or the board with potential or realized negative impacts on shareholders.

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Shareholder Rights & Defenses

Net Operating Loss (NOL) Protective Amendments

Vote AGAINST proposals to adopt a protective amendment for the stated purpose of protecting a company's net operating losses (“NOLs”) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

  The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);
  The value of the NOLs;
  Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
  The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
  Any other factors that may be applicable.

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Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

  No lower than a 20% trigger, flip-in or flip-over;
  A term of no more than three years;
  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

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Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

  The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
  The value of the NOLs;
  Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
  The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
  Any other factors that may be applicable.

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Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

  Shareholders' current right to act by written consent;
  The consent threshold;
  The inclusion of exclusionary or prohibitive language;
  Investor ownership structure; and
  Shareholder support of, and management's response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

  An unfettered3 right for shareholders to call special meetings at a 10 percent threshold;
  A majority vote standard in uncontested director elections;
  No non-shareholder-approved pill; and
  An annually elected board.

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____________________

3 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

Shareholder Ability to Call Special Meetings

Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

  Shareholders’ current right to call special meetings;
  Minimum ownership threshold necessary to call special meetings (10% preferred);
  The inclusion of exclusionary or prohibitive language;
  Investor ownership structure; and
  Shareholder support of, and management’s response to, previous shareholder proposals.

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CAPITAL/RESTRUCTURING

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

  Past Board Performance:
  The company's use of authorized shares during the last three years
  The Current Request:
  Disclosure in the proxy statement of the specific purposes of the proposed increase;
  Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
  The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

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Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

  Past Board Performance:
  The company's use of authorized preferred shares during the last three years;
  The Current Request:
  Disclosure in the proxy statement of the specific purposes for the proposed increase;
  Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
  In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and
  Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

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Mergers and Acquisitions

Vote CASE –BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
  Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
  Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)

Evaluate executive pay and practices, as well as certain aspects of outside director compensation CASE-BY-CASE.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

  There is a misalignment between CEO pay and company performance (pay for performance);
  The company maintains problematic pay practices;
  The board exhibits poor communication and responsiveness to shareholders.

Voting Alternatives

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices-- dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then vote withhold or against compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote AGAINST an equity-based plan proposal presented for shareholder approval.

Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:

  Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A). Consider the measures, goals, and target awards reported by the company for executives’ short- and long-term incentive awards: disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;
  Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median); and

  Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO’s latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

Primary Evaluation Factors for Executive Pay

Pay for Performance
Evaluate the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term.

Focus on companies with sustained underperformance relative to peers, considering the following key factors:

  Whether a company’s one-year and three-year total shareholder returns (“TSR”) are in the bottom half of its industry group (i.e., four-digit GICS – Global Industry Classification Group); and
  Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company’s total shareholder return over time, including both recent and long-term periods.

If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment. Also assess the CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return. Also consider the mix of performance-based compensation relative to total compensation. In general, standard stock options or time-vested restricted stock are not considered to be performance-based. If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.

Problematic Pay Practices
If the company maintains problematic pay practices, generally vote:

  AGAINST management "say on pay" (MSOP) proposals;
  AGAINST/WITHHOLD on compensation committee members (or in rare cases where the full board is deemed responsible, all directors including the CEO):
  In egregious situations;
  When no MSOP item is on the ballot; or
  When the board has failed to respond to concerns raised in prior MSOP evaluations; and/or
  AGAINST an equity incentive plan proposal if excessive non-performance-based equity awards are the major contributors to a pay-for-performance misalignment.

The focus is on executive compensation practices that contravene the global pay principles, including:

  Problematic practices related to non-performance-based compensation elements;
  Incentives that may motivate excessive risk-taking; and
  Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

  Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
  Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
  New or extended agreements that provide for:
  CIC payments exceeding 3 times base salary and average/target/most recent bonus;
  CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);
  CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking

Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

  Multi-year guaranteed bonuses;
  A single performance metric used for short- and long-term plans;
  Lucrative severance packages;
  High pay opportunities relative to industry peers;
  Disproportionate supplemental pensions; or
  Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

Vote CASE-BY-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:

  Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
  Duration of options backdating;
  Size of restatement due to options backdating;
  Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
  Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

A CASE-BY-CASE analysis approach allows distinctions to be made between companies that had “sloppy” plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

Board Communications and Responsiveness
Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay:

  Poor disclosure practices, including:
-	Unclear explanation of how the CEO is involved in the pay setting process;
-	Retrospective performance targets and methodology not discussed;
-	Methodology for benchmarking practices and/or peer group not disclosed and explained.
  Board’s responsiveness to investor input and engagement on compensation issues, for example:
-	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
-	Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.

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Frequency of Advisory Vote on Executive Compensation (Management "Say on Pay")

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

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Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on proposals to approve the company's golden parachute compensation, consistent with ISS' policies on problematic pay practices related to severance packages. Features that may lead to a vote AGAINST include:

  Recently adopted or materially amended agreements that include excise tax gross-up provisions (since prior annual meeting);
  Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);
  Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;
  Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);
  Potentially excessive severance payments;
  Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;
  In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or
  The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote. ISS would view this as problematic from a corporate governance perspective.

In cases where the golden parachute vote is incorporated into a company's separate advisory vote on compensation ("management "say on pay"), ISS will evaluate the "say on pay" proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

  The total cost of the company’s equity plans is unreasonable;
  The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

  The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards (see Pay-for-Performance);
  The company’s three year burn rate exceeds the greater of 2% or the mean plus one standard deviation of its industry group but no more than two percentage points (+/-) from the prior-year industry group cap;
  Liberal Change of Control Definition: The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or
  The plan is a vehicle for problematic pay practices.

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Shareholder Proposals on Compensation

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

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Hold Equity Past Retirement or for a Significant Period of Time

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:

  while employed and/or for two years following the termination of their employment ; or
  for a substantial period following the lapse of all other vesting requirements for the award (“lock-up period”), with ratable release of a portion of the shares annually during the lock-up period.

The following factors will be taken into account:

  Whether the company has any holding period, retention ratio, or officer ownership requirements in place.
  These should consist of:
-	Rigorous stock ownership guidelines;
-	A holding period requirement coupled with a significant long-term ownership requirement; or
-	A meaningful retention ratio;
  Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements;
  Post-termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;
  Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

  Whether the company has any holding period, retention ratio, or officer ownership requirements in place.
These should consist of:
-	Rigorous stock ownership guidelines, or
-	A holding period requirement coupled with a significant long-term ownership requirement, or
-	A meaningful retention ratio,
  Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.
  Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

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Social/Environmental Issues

Overall Approach

When evaluating social and environmental shareholder proposals, ISS considers the following factors:

  Whether adoption of the proposal is likely to enhance or protect shareholder value;
  Whether the information requested concerns business issues that relate to a meaningful percentage of the company's business as measured by sales, assets, and earnings;
  The degree to which the company's stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
  Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;
  Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
  Whether the company's analysis and voting recommendation to shareholders are persuasive;
  What other companies have done in response to the issue addressed in the proposal;
  Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
  Whether implementation of the proposal’s request would achieve the proposal’s objectives;
  Whether the subject of the proposal is best left to the discretion of the board;
  Whether the requested information is available to shareholders either from the company or from a publicly available source; and
  Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

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Board Diversity

Generally vote FOR requests for reports on the company's efforts to diversify the board, unless:

  The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
  The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board, taking into account:

  The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
  The level of gender and racial minority representation that exists at the company’s industry peers;
  The company’s established process for addressing gender and racial minority board representation;
  Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
  The independence of the company’s nominating committee;
  The company uses an outside search firm to identify potential director nominees; and
  Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

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Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

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Greenhouse Gas (GHG) Emissions

Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

  The company already provides current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
  The company's level of disclosure is comparable to that of industry peers; and
  There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

  Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;
  Whether company disclosure lags behind industry peers;
  Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;
  The feasibility of reduction of GHGs given the company’s product line and current technology and;
  Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

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Environmental, Social, and Governance (ESG) Compensation-Related Proposals

Generally vote AGAINST proposals to link, or report on linking, executive compensation to environmental and social criteria such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, or predatory lending. However, the following factors will be considered:

  Whether the company has significant and persistent controversies or violations regarding social and/or environmental issues;
  Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;
  The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and
  The company‘s current level of disclosure regarding its environmental and social performance.

Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The value of the information sought by such proposals is unclear.

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Political Contributions and Trade Associations Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

  There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending considering:

  Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and
  The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

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Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

  The degree to which existing relevant policies and practices are disclosed;
  Whether or not existing relevant policies are consistent with internationally recognized standards;
  Whether company facilities and those of its suppliers are monitored and how;
  Company participation in fair labor organizations or other internationally recognized human rights initiatives;
  Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
  Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
  The scope of the request; and
  Deviation from industry sector peer company standards and practices.

▶▶▶▶▶

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

  The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or
  The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

▶▶▶▶▶

Exhibit B

Taft-Hartley Proxy Voting Guidelines Executive Summary January 2011

Institutional Shareholder Services Inc.

Copyright © 2011 by ISS

www.issgovernance.com

Introduction

The proxy voting policy of ISS’ Taft-Hartley Advisory Services is based upon the AFL-CIO Proxy Voting Guidelines, which comply with all the fiduciary standards delineated by the U.S. Department of Labor.

Taft-Hartley client accounts are governed by the Employee Retirement Income Security Act (ERISA). ERISA sets forth the tenets under which pension fund assets must be managed and invested. Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore must be exercised in accordance with the fiduciary duties of loyalty and prudence. The duty of loyalty requires that the voting fiduciary exercise proxy voting authority solely in the economic interest of participants and plan beneficiaries. The duty of prudence requires that decisions be made based on financial criteria and that a clear process exists for evaluating proxy issues.

The Taft-Hartley Advisory Services voting policy was carefully crafted to meet those requirements by promoting long-term shareholder value, emphasizing the “economic best interests” of plan participants and beneficiaries. Taft-Hartley Advisory Services will assess the short-term and long-term impact of a vote and will promote a position that is consistent with the long-term economic best interests of plan members embodied in the principle of a “worker-owner view of value.”

Our guidelines address a broad range of issues, including election of directors, executive compensation, proxy contests, auditor ratification, and tender offer defenses – all significant voting items that affect long-term shareholder value. In addition, these guidelines delve deeper into workplace issues that may have an impact on corporate performance, including:

  Corporate policies that affect job security and wage levels;

  Corporate policies that affect local economic development and stability;

  Corporate responsibility to employees, communities and the environment; and

  Workplace safety and health issues.

Taft-Hartley Advisory Services shall analyze each proxy on a case-by-case basis, informed by the guidelines outlined in the following pages. Taft-Hartley Advisory Services does not intend for these guidelines to be exhaustive. It is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, Taft-Hartley Advisory Services’ guidelines are intended to cover the most significant and frequent proxy issues that arise. Issues not covered by the guidelines shall be voted in the interest of plan participants and beneficiaries of the plan based on a worker - owner view of long-term corporate value. Taft-Hartley Advisory Services shall revise its guidelines as events warrant and will remain in full conformity with the AFL-CIO proxy voting policy.

I) Board of Directors Proposals

Electing directors is the single most important stock ownership right that shareholders can exercise. The board of directors is responsible for holding management accountable to performance standards on behalf of the shareholders. Taft-Hartley Advisory Services holds directors to a high standard when voting on their election, qualifications, and compensation.

Votes concerning the entire board of directors and members of key board committees are examined using the following factors:

Board Independence: Without independence from management, the board and/or its committees may be unwilling or unable to effectively set company strategy and scrutinize performance or executive compensation.

  Lack of board and key board committee independence (fully independent audit, compensation, and nominating committees).
  Lack of a board that is at least two-thirds (67 percent) independent – i.e. where the composition of non-independent board members is in excess of 33 percent of the entire board;
  Lack of independence on key board committees (i.e. audit, compensation, and nominating committees);
  Failure to establish any key board committees (i.e. audit, compensation, or nominating).

Board Competence: Companies should seek a diverse board of directors who can add value to the board through specific skills or expertise and who can devote sufficient time and commitment to serve effectively. While directors should not be constrained by arbitrary limits such as age or term limits, directors who are unable to attend board and committee meetings and/or who are overextended (i.e. serving on too many boards) raise concern on the director’s ability to effectively serve in shareholders’ best interests.

  Attendance of director nominees at board meetings of less than 75 percent in one year without valid reason or explanation.
  Directors serving on an excessive number of other boards which could compromise their primary duties of care and loyalty.

Board Accountability: Practices that promote accountability include; transparency into a company’s governance practices, annual board elections, and providing shareholders the ability to remove problematic directors and to vote on takeover defenses or other charter/bylaw amendments. These practices help reduce the opportunity for management entrenchment.

  Problematic Takeover Defenses.
  Governance Failures.
  Problematic Compensation Practices
  Problematic Audit-Related Practices

Board Responsiveness: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote and to tender offers where a majority of shares are tendered. Boards should also be sufficiently responsive to high withhold/against votes on directors. Furthermore, shareholders should expect directors to devote sufficient time and resources to oversight of the company.

  If at the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;
  The board failed to act on takeover offers where the majority of the shareholders tendered their shares.

Independent Directors

Taft-Hartley Advisory Services believes that a board independent of management is of critical value to safeguard a company and its shareholders. Board independence helps ensure that directors carry out their duties in an objective manner and without manager interference to select, monitor, and compensate management. We will cast votes in a manner consistent with supporting and reinforcing this philosophy. Independence is evaluated upon factors including: past or current employment with the company or its subsidiaries; the provision of consulting services; familial relationships; board interlocks; and service with a non-profit that receives contributions from the company. We vote FOR proposals that request that the board comprise of a two-thirds majority of independent directors, and/or its audit, compensation, and nominating committees be comprised wholly of independent directors. We vote AGAINST or WITHHOLD from non-independent director nominees on boards that are not at least two-thirds (67 percent) independent.

Non-independent Chairman

A principal function of the board is to monitor management, and a fundamental responsibility of the chairman is to monitor the company’s CEO. This duty is obviously compromised when the chairman is the CEO. Many investors, including Taft-Hartley fiduciaries, believe that a CEO should not run the board. As executive compensation is heavily correlated to the managerial power relationship in the boardroom, the separation of the CEO and chairman positions also represents a critical step in curtailing excessive pay. Indeed, a number of academic studies have demonstrated that executive compensation is higher if the CEO is also the chairman of the board. We vote AGAINST or WITHHOLD from non-independent directors who serve as board chairs, and vote FOR proposals calling for non-executive directors who are not former CEOs or senior-level executives to serve as chairman.

Board Structure

Taft-Hartley Advisory Services supports the principle that all directors should be accountable to shareholder vote on an annual basis. A classified board is a board divided into separate classes (typically three), with only one class of nominees coming up to vote at the annual meeting each year. As a result, shareholders are only able to vote a single director approximately once every three years. A classified board makes it difficult to change control of the board through a proxy contest because typically only one-third of the seats will be at stake. Classified boards can also reduce director accountability by insulating directors, at least for a certain period of time, from the consequences of their actions. Continuing directors who are responsible for a problematic governance issue at the board/committee level would avoid shareholders’ reactions to their actions because they would not be up for election in that year. In these cases, the full board should be responsible for the actions of its directors.

The ultimate result is that classified boards can entrench management and preclude most takeover bids or proxy contests, as well as shield directors from being accountable to shareholders on an annual basis. Good corporate governance practice supports annually elected boards. We vote AGAINST classified boards when the issue comes up for vote. With the exception of new nominees, we will also vote AGAINST or WITHHOLD from any or all of the nominees up for election if the company has a classified board and a continuing director is responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote - in addition to potential future withhold/against votes on that director.

Board and Committee Size

While there is no hard and fast rule among institutional investors as to what may be an optimal size board, Taft-Hartley Advisory Services believes there is an acceptable range which companies should strive to meet and not exceed. A board that is too large may function inefficiently. Conversely, a board that is too small may allow the CEO to exert disproportionate influence or may stretch the time requirements of individual directors too thin. Given that the preponderance of boards in the U.S. range between five and fifteen directors, we believe this is a useful benchmark for evaluating such proposals. We vote AGAINST any proposal seeking to amend the company’s board size to fewer than five seats or more than fifteen seats. On a CASE-BY-CASE basis, we consider votes AGAINST, WITHHOLDS or other action at companies that have fewer than five directors and more than 15 directors on their board.

Performance/Governance Evaluation for Directors

Taft-Hartley Advisory Services believes that long-term financial performance and the appropriateness of governance practices should be taken into consideration when determining votes with regard to directors in uncontested elections. When evaluating whether to vote against or withhold votes from director nominees, we will evaluate underperforming companies that exhibit sustained poor performance as measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). For companies outside the Russell 3000 universe, a company will be considered to have exhibited sustained poor performance if it underperforms its peers or index on the basis of both one-year and three-year total shareholder returns.

Taft-Hartley Advisory Services will assess the company’s response to the ongoing performance issues, and consider recent board and management changes, board independence, overall governance practices, and other factors that may have an impact on shareholders.

Proposals on Board Inclusiveness

Taft-Hartley Advisory Services votes FOR shareholder proposals asking a company to make efforts to seek more women and minority group members for service on the board. A more diverse group of directors benefits shareholders and the company.

Majority Threshold Voting Requirement for Director Elections

Taft-Hartley fiduciaries believe shareholders should have a greater voice in regard to the election of directors and view majority threshold voting as a viable alternative to the current deficiencies of the plurality system in the U.S. Shareholders have expressed strong support for resolutions on majority threshold voting. Taft-Hartley Advisory Services supports proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors, provided the proposal includes a carve-out for a plurality voting standard in contested director elections.

Cumulative Voting

Under a cumulative voting scheme, shareholders are permitted to have one vote per share for each director to be elected and may apportion these votes among the director candidates in any manner they wish. This voting method allows minority shareholders to influence the outcome of director contests by “cumulating” their votes for one nominee, thereby creating a measure of independence from management control.

With the advent and prevalence of majority voting for director elections, shareholders now have greater flexibility in supporting candidates for a company’s board of directors. Cumulative voting and majority voting can work together operationally, with companies electing to use majority voting for uncontested elections and cumulative voting for contested elections to increase accountability and ensure minority representation on the board. In contested elections, similar to cumulative voting, proxy access allows shareholder access to the ballot without a veto from the nominating committee, but unlike cumulative voting, it also requires majority support to elect such directors.

Taft-Hartley Advisory Services votes AGAINST proposals to eliminate cumulative voting, and votes FOR proposals to allow cumulative voting unless: 1) The company has adopted a majority vote standard, with a carve-out for plurality voting in contested board elections, and a director resignation policy to address failed elections; and 2) company has proxy access thereby allowing shareholders to nominate directors to the company’s ballot.

Poison Pills

Shareholder rights plans, more commonly known as poison pills, are warrants issued to shareholders allowing them to purchase shares from the company at a price far below market value when a certain ownership threshold has been reached, thereby effectively preventing a takeover. Poison pills can entrench management and give the board veto power over takeover bids, thereby altering the balance of power between shareholders and management. While we evaluate poison pills on a case-by-case basis depending on a company’s particular set of circumstances, Taft-Hartley Advisory Services generally votes FOR proposals to submit a company’s poison pill to shareholder vote and/or eliminate or redeem poison pills. We vote AGAINST or WITHHOLD from boards where a dead-hand poison pill provision is in place. From a shareholder perspective, there is no justification for a dead-hand provision.

Majority Supported Shareholder Proposals

Taft-Hartley Advisory Services generally votes AGAINST or WITHHOLDS from all director nominees at a company that has ignored a shareholder proposal that was approved by a majority of the votes cast at the last annual meeting.

II) Capital Structure

Increase Authorized Common Stock

Corporations seek shareholder approval to increase their supply of common stock for a variety of business reasons. We vote FOR proposals to increase authorized common stock when management has provided a specific justification for the increase, evaluating proposals on a case-by-case basis. We believe that an increase of up to 50 percent is enough to allow a company to meet its capital needs. We vote AGAINST proposals to increase an authorization by more than 50 percent unless management provides compelling reasons for the increase.

Dual Class Structures

Taft-Hartley Advisory Services does not support dual share class structures. Incumbent management can use a dual class structure to gain unequal voting rights. A separate class of shares with superior voting rights can allow management to concentrate its power and insulate itself from the majority of its shareholders. An additional drawback is the added cost and complication of maintaining the two class system. We will vote FOR a one share, one vote capital structure, and vote AGAINST the creation or continuation of dual class structures.

III) Auditor Ratification

Ratifying auditors is no longer a routine procedure. The wave of accounting scandals at companies in the over the past decade underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The ratio of non-audit services to total revenues at the large accounting firms grew significantly leading up to the accounting scandals. We believe the ratio of non-audit fees should make up no more than one-quarter of all fees paid to the auditor so as to properly discourage even the appearance of any undue influence upon an auditor’s objectivity.

Auditors are the backbone upon which a company’s financial health is measured, and auditor independence is essential for rendering objective opinions upon which investors then rely. When an auditor is paid more in consulting fees than for auditing, its relationship with the company is left open to conflicts of interest. Because accounting scandals evaporate shareholder value, any proposal to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor, as well as whether the ratification of auditors has been put up for shareholder vote. Failure by a company to present its selection of auditors for shareholder ratification should be discouraged as it undermines good governance and disenfranchises shareholders.

We vote AGAINST ratification of a company’s auditor if it receives more than one-quarter of its total fees for consulting and vote AGAINST or WITHHOLD from Audit Committee members when auditor ratification is not included on the proxy ballot and/or when consulting fees exceed audit fees. We support shareholder proposals to ensure auditor independence and effect mandatory auditor ratification.

IV) Mergers, Acquisitions, and Transactions

Taft-Hartley Advisory Services votes for corporate transactions that take the high road to competitiveness and company growth. Taft-Hartley Advisory Services believes that structuring merging companies to build long-term relationships with a stable and quality work force and preserving good jobs creates long-term company value. We oppose corporate transactions which indiscriminately layoff workers and shed valuable competitive resources.

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account the following factors:

  Impact on shareholder value;
  Changes in corporate governance and their impact on shareholder rights;
  Fairness opinion (or lack thereof);
  Offer price (cost vs. premium);
  Form and mix of payment (i.e. stock, cash, debt, etc.);
  Change-in-control payments to executive officers;
  Perspective of ownership (target vs. acquirer) in the deal;
  Fundamental value drivers behind the deal;
  Anticipated financial and operating benefits realizable through combined synergies;
  Financial viability of the combined companies as a single entity;
  What are the potential legal or environmental liability risks associated with the target firm?;
  Impact on community stakeholders and employees in both workforces;
  How will the merger adversely affect employee benefits like pensions and health care?

Reincorporation

Taft-Hartley Advisory Services reviews proposals to change a company’s state of incorporation on a case-by-case basis. We vote FOR proposals to reincorporate in another state when the company has provided satisfactory business reasons and there is no significant reduction in shareholder rights. We vote AGAINST proposals to reincorporate that reduce shareholder rights. In cases of offshore reincorporations to tax havens, among other factors, we evaluate the effect upon any and all legal recourse of shareholders in a new jurisdiction, potential harm to company brands and image, and any actual, qualified economic benefit.

While a firm’s country of incorporation will remain the primary basis for evaluating companies, Taft-Hartley Advisory Services will generally apply U.S. policies to the extent possible with respect to issuers that file DEF 14As, 10-K annual reports, and 10-Q quarterly reports, and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC). Corporations that have reincorporated outside the U.S. have found themselves subject to a combination of governance regulations and best practice standards that may not be entirely compatible with an evaluation framework based solely on country of incorporation.

V) Executive Compensation

Stock Option Plans

Taft-Hartley Advisory Services supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to sustained performance. Stock options and other forms of equity compensation should be performance-based with an eye toward improving shareholder value. Well-designed stock option plans align the interests of executives and shareholders by providing that executives benefit when stock prices rise as the company— and shareholders— prosper together. Poorly designed equity award programs can encourage excessive risk-taking behavior and incentivize executives to pursue corporate strategies that promote short-term stock price to the ultimate detriment of long-term shareholder value.

Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not necessarily created. Stock options that are awarded selectively and excessively can dilute shareholders’ share value and voting power. In general, Taft-Hartley Advisory Services supports plans that are offered at fair terms to executives who satisfy well-defined performance goals. We evaluate option plans on a CASE-BY-CASE basis, taking into consideration factors including: offer price, dilution to outstanding share value, dilution to share voting power, annual burn rate, executive concentration ratios, pay-for-performance and the presence of any repricing provisions. We support plans that retain tax deductibility through the use of performance goals and oppose plans whose award size exceeds the tax deduction limit.

Taft-Hartley Advisory Services votes FOR option plans that provide legitimately challenging performance targets that truly motivate executives in the pursuit of excellent performance. Likewise, we vote AGAINST plans that offer unreasonable benefits to executives that are not available to other employees.

Problematic Compensation Practices

Poor disclosure, the absence or non-transparency of disclosure and poor plan design of compensation payouts lead to excessive executive compensation practices that are detrimental to shareholders. Poorly designed plans or those lacking in transparency can be reflective of a poorly performing compensation committee or board. Taft-Hartley Advisory Services will generally vote AGAINST management "Say on Pay" (MSOP) proposals and consider voting AGAINST or WITHHOLDING from compensation committee members and/or the CEO on a CASE-BY-CASE basis if the company has problematic compensation practices. In addition, we may consider a vote AGAINST or WITHHOLD from the entire board if the whole board was involved in and contributed to egregious compensation practices.

Proposals to Limit Executive and Director Pay

Taft-Hartley Advisory Services votes FOR shareholder proposals that seek additional disclosure of executive and director pay information. We vote FOR shareholder proposals that seek to eliminate outside directors’ retirement benefits. We review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

Golden Parachutes

Golden parachutes are designed to protect the senior level employees of a corporation in the event of a change-in-control. Under most golden parachute agreements, senior level management employees receive a lump sum pay-out triggered by a change-in-control at usually two to three times base salary. These severance agreements can grant extremely generous benefits to well-paid executives and most often offer no value to shareholders. Taft-Hartley Advisory Services votes FOR shareholder proposals to have all golden parachute agreements submitted for shareholder ratification, and generally opposes proposals to ratify golden parachutes if certain considerations are not met.

Options Backdating

Options backdating has serious implications and has resulted in financial restatements, delisting of companies, and/or the termination of executives or directors. When options backdating has taken place, Taft-Hartley Advisory Services may consider voting AGAINST or WITHHOLDING votes from the compensation committee, depending on the severity of the practices and the subsequent corrective actions taken by the board. We adopt a CASE-BY-CASE approach to the options backdating issue to differentiate companies that had sloppy administration vs. those that had committed fraud, as well as those companies that have since taken corrective action. Instances in which companies have committed fraud are more disconcerting, and Taft-Hartley Advisory Services will look to them to adopt formal policies to ensure that such practices will not re-occur in the future.

Employee Stock Ownership Plans (ESOPs)

Taft-Hartley Advisory Services generally votes FOR ESOPs which allow a company’s employees to acquire stock in the company at a slight discount. Such plans help link employees’ self-interest to the interests of the shareholders, thereby benefiting the company, its customers, and shareholders and creating long-term company value.

Advisory Votes on Executive Compensation – Management Say-on-Pay Proposals

Taft-Hartley Advisory Services evaluates executive pay and practices, as well as certain aspects of outside director compensation on a CASE-BY-CASE basis.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

  There is a misalignment between CEO pay and company performance (pay for performance);
  The company maintains problematic pay practices;
  The board exhibits poor communication and responsiveness to shareholders;
  The board has failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.

Frequency of Advisory Vote on Executive Compensation – Management Say on Pay

Taft-Hartley Advisory Services supports annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

VI) Social and Environmental Issues

Increasingly, shareholders are presenting proposals related to company environmental practices, workplace practices, social issues and sustainability goals. Taft-Hartley Advisory Services provides specific narrative explanations for votes on these types of shareholder proposals. Taft-Hartley Advisory Services evaluates shareholder proposals on a case-by-case basis to determine if they are in the best economic interests of the plan participants and beneficiaries. Taft-Hartley Advisory Services’ clients select investment strategies and criteria for their portfolios. Taft-Hartley Advisory Services views its responsibility to protect plan beneficiary economic interests through the use of the proxy. To meet this obligation, Taft-Hartley Advisory Services votes consistent with the economic best interests of the participants and beneficiaries to create “high road” shareholder and economic value.

In most cases, Taft-Hartley Advisory Services supports proposals that request management to report to shareholders information and practices that would help in evaluating the company’s operations and risk exposures. In order to be able to intelligently monitor their investments, shareholders often need information best provided by the company itself. Taft-Hartley Advisory Services supports proposals that seek management compliance with shareholder interests to ensure that shareholders are fully informed about actions harmful to society with special attention to the company’s legal and ethical obligations, impact on company profitability, and the potential negative publicity for disreputable practices.

CERES Principles

The CERES Principles, formulated by the Coalition of Environmentally Responsible Economies, require signing companies to address environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. Evidence suggests that environmentally conscious companies may realize long-term savings by implementing programs to pollute less and conserve resources while realizing good public relations and new marketing opportunities. Moreover, the reports that are required of signing companies provide shareholders with more information concerning topics they may deem relevant to their company’s financial well-being.

Many companies have voluntarily adopted these principles and proven that environmental sensitivity makes good business sense. Taft-Hartley Advisory Services supports proposals that improve a company’s public image, reduce exposure to liabilities, and establish standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage. Taft-Hartley Advisory Services votes FOR the adoption of the CERES Principles and FOR reporting to shareholders on environmental issues.

Corporate Conduct, Human Rights, and Labor Codes

Taft-Hartley Advisory Services generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights. These conditions include the use of slave, child, or prison labor, undemocratically elected governments, widespread reports by human rights advocates, fervent pro-democracy protests, and/or economic sanctions and boycotts.

Many proposals refer to the seven core conventions, commonly referred to as the “Declaration on Fundamental Principles and Rights At Work,” ratified by the International Labor Organization (ILO). The seven conventions fall under four broad categories: i) Right to organize and bargain collectively; ii) Non-discrimination in employment; iii) Abolition of forced labor; and iv) End of child labor. Each of the 180 member nations of the ILO body are bound to respect and promote these rights to the best of their abilities. Taft-Hartley Advisory Services supports the principles and codes of conduct relating to company investment in countries with patterns of human rights abuses (Northern Ireland, Columbia, Burma, former Soviet Union, and China). Taft-Hartley Advisory Services votes FOR proposals to implement and report on ILO codes of conduct.

Political Contributions Reporting & Disclosure

Changes in legislation that governs corporate political giving have, rather than limiting such contributions, increased the complexity of tracking how much money corporations contribute to the political process and where that money ultimately ends up. A company’s involvement in the political process could impact shareholder value if such activities are not properly overseen and managed. Taft-Hartley Advisory Services;

  Supports reporting of political and political action committee (PAC) contributions;

  Supports establishment of corporate political contributions guidelines and internal reporting provisions or controls;

  Votes AGAINST shareholder proposals asking to publish in newspapers and public media the company’s political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Greenhouse Gas Emissions

Shareholder proposals asking a company to issue a report to shareholders – at reasonable cost and omitting proprietary information – on greenhouse gas emissions ask that the report include descriptions of efforts within companies to reduce emissions, their financial exposure and potential liability from operations that contribute to global warming, and their direct or indirect efforts to promote the view that global warming is not a threat. Proponents argue that there is scientific proof that the burning of fossil fuels causes global warming, that future legislation may make companies financially liable for their contributions to global warming, and that a report on the company’s role in global warming can be assembled at reasonable cost. Taft-Hartley Advisory Services generally supports greater disclosure on climate change-related proposals.

Sustainability Reporting and Planning

The concept of sustainability is commonly understood as meeting the needs of the present generation without compromising the ability of future generations to meet their own needs. Indeed, the term sustainability is complex and poses significant challenges for companies on many levels. Many in the investment community have termed this broader responsibility the “triple bottom line,” referring to the triad of performance goals related to economic prosperity, social responsibility and environmental quality. In essence, the concept requires companies to balance the needs and interests of their various stakeholders while operating in a manner that sustains business growth for the long-term, supports local communities and protects the environment and natural capital for future generations.

Taft-Hartley Advisory Services generally supports shareholder proposals seeking greater disclosure on the company’s environmental practices, and/or environmental risks and liabilities.

Exhibit C

SRI Proxy Voting Guidelines

Executive Summary

January 2011

Institutional Shareholder Services Inc.

Copyright © 2011 by ISS

www.issgovernance.com

INTRODUCTION

ISS’ Social Advisory Services division recognizes that socially responsible investors have dual objectives: financial and social. Socially responsible investors invest for economic gain, as do all investors, but they also require that companies in which they invest conduct their business in a socially responsible manner.

The dual objectives carry through to the proxy voting activity, after the security selection process is completed. In voting their shares, socially responsible institutional shareholders are concerned not only with economic returns to shareholders and good corporate governance, but also with the ethical behavior of corporations and the social and environmental impact of their actions.

Social Advisory Services has, therefore, developed SRI proxy voting guidelines that are consistent with the dual objectives of socially responsible shareholders. On matters of social and environmental import, the guidelines seek to reflect a broad consensus of the socially responsible investing community. Generally, we take as our frame of reference policies that have been developed by groups such as the Interfaith Center on Corporate Responsibility, the General Board of Pension and Health Benefits of the United Methodist Church, Domini Social Investments, and other leading church shareholders and socially responsible mutual funds. Additionally, we incorporate the active ownership and investment philosophies of leading globally recognized initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), the United Nations Principles for Responsible Investment (UNPRI), the United Nations Global Compact, and environmental and social European Union Directives.

On matters of corporate governance, executive compensation, and corporate structure, the SRI guidelines are based on a commitment to create and preserve economic value and to advance principles of corporate governance best practice consistent with responsibilities to society as a whole.

The guidelines provide an overview of how Social Advisory Services recommends that its clients vote. We note there may be cases in which the final vote recommendation on a particular company varies from the vote guideline due to the fact that we closely examine the merits of each proposal and consider recent and company-specific information in arriving at our decisions. Where Social Advisory Services acts as voting agent for clients, it follows each client’s voting policy, which may differ in some cases from the policies outlined in this document. Social Advisory Services updates its guidelines on an annual basis to take into account new social and environmental issues and the latest trends and developments in corporate governance.

The guidelines evaluate management and shareholder proposals as follows;

MANAGEMENT PROPOSALS

1. Board of Directors

Social Advisory Services considers director elections to be one of the most important voting decisions that shareholders make. Boards should be comprised of a majority of independent directors and key board committees should be comprised entirely of independent directors. It is expected that boards will engage in critical self - evaluation of themselves and of individual members.

Social Advisory Services will generally oppose slates of director nominees that are not comprised of a majority of independent directors and will vote against/withhold votes from non-independent directors who sit on key board committees. In addition, Social Advisory Services will generally vote against/withhold votes from members of the nominating committee where the board lacks gender or racial diversity. The election of directors who have failed to attend a minimum of 75 percent of board meetings held during the year will be opposed.

Social Advisory Services supports requests asking for the separation of the positions of Chairman and CEO and requests to adopt cumulative voting, opposes the creation of classified boards, and reviews proposals to change board size on a case-by-case basis. Social Advisory Services also supports shareholder proposals calling for greater access to the board, affording shareholders the ability to nominate directors to corporate boards. Social Advisory Services may vote against/withhold from directors at companies where problematic pay practices exist, and where boards have not been accountable or responsive to their shareholders.

2. Auditors

While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. A Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Social Advisory Services will vote against the ratification of the auditor in cases where non-audit fees represent more than 25 percent of the total fees paid to the auditor in the previous year. Social Advisory Services supports requests asking for the rotation of the audit firm, if the request includes a timetable of five years or more.

3. Takeover Defenses / Shareholder Rights

Topics evaluated in this category include shareholders' ability to call a special meeting or act by written consent, the adoption or redemption of poison pills, unequal voting rights, fair price provisions, greenmail, supermajority vote requirements, and confidential voting.

Social Advisory Services generally opposes takeover defenses, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers. Further, takeover devices can be used to entrench a board that is unresponsive to shareholders on both governance and corporate social responsibility issues.

4. Miscellaneous Governance Provisions

Social Advisory Services evaluates proposals that concern governance issues such as shareholder meeting adjournments, quorum requirements, corporate name changes, and bundled or conditional proposals on a case- by-case basis, taking into account the impact on shareholder rights.

5. Capital Structures

Capital structure related topics include requests for increases in authorized stock, stock splits and reverse stock splits, issuances of blank check preferred stock, debt restructurings, and share repurchase plans.

Social Advisory Services supports a one-share, one-vote policy and opposes mechanisms that skew voting rights. Social Advisory Services supports capital requests that provide companies with adequate financing flexibility while protecting shareholders from excessive dilution of their economic and voting interests. Proposals to increase common stock are evaluated on a case-by-case basis, taking into account the company’s past use of share authorizations and elements of the current request.

6. Executive and Director Compensation

The global financial crisis has resulted in significant erosion of shareholder value and highlighted the need for greater assurance that executive compensation is principally performance-based, fair, reasonable, and not designed in a manner that would incentivize excessive risk-taking by management. The crisis has raised questions about the role of pay incentives in influencing executive behavior and motivating inappropriate or excessive risk- taking and other unsustainable practices that could threaten a corporation‘s long-term viability. The safety lapses that led to the disastrous explosions at BP’s Deepwater Horizon oil rig and Massey Energy’s Upper Big Branch mine, and the resulting unprecedented losses in shareholder value; a) underscore the importance of incorporating meaningful economic incentives around social and environmental considerations in compensation program design, and; b) exemplify the costly liabilities of failing to do so.

Social Advisory Services evaluates executive and director compensation by considering the presence of appropriate pay-for-performance alignment with long-term shareholder value, compensation arrangements that risk “pay for failure,” and an assessment of the clarity and comprehensiveness of compensation disclosures. Equity plan proposals are considered on a case-by-base basis using a binomial pricing model that estimates the cost of a company’s stock-based incentive programs. Plan features and any recent controversies surrounding a company’s pay practices are also factored into the analysis of compensation proposals. Shareholder proposals calling for additional disclosure on compensation issues or the alignment of executive compensation with social or environmental performance criteria are supported, while shareholder proposals calling for other changes to a company’s compensation programs are reviewed on a case-by-case basis.

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (management “say on pay” or MSOP), an advisory vote on the frequency of say on pay, as well as a shareholder advisory vote on golden parachute compensation. Social Advisory Services will vote AGAINST (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

  There is a misalignment between CEO pay and company performance (pay for performance);
  The company maintains problematic pay practices;
  The board exhibits poor communication and responsiveness to shareholders;
  The board has failed to demonstrate prudent stewardship of investors’ interests regarding executive compensation practices.

7. Mergers and Corporate Restructurings

Mergers, acquisitions, spinoffs, reincorporations, and other corporate restructuring plans are evaluated on a case- by-case basis, given the potential for significant impact on shareholder value and on shareholders’ economic interests. In addition, these corporate actions can have a significant impact on community stakeholders and the workforce, and may affect the levels of employment, community lending, equal opportunity, and impact on the environment.

8. Mutual Fund Proxies

There are a number of proposals that are specific to mutual fund proxies, including the election of trustees, investment advisory agreements, and distribution agreements. Social Advisory Services evaluates these proposals on a case-by-case basis taking into consideration recent trends and best practices at mutual funds.

SHAREHOLDER PROPOSALS

9. Shareholder Proposals on Corporate Governance and Executive Compensation

Shareholder proposals topics include board-related issues, shareholder rights and board accountability issues, as well as compensation matters.

Each year, shareholders file numerous proposals that address key issues regarding corporate governance and executive compensation. Social Advisory Services evaluates these proposals from the perspective that good corporate governance practices can have positive implications for a company and its ability to maximize shareholder value. Proposals that seek to improve a board’s accountability to its shareholders and other stakeholders are supported. Social Advisory Services supports initiatives that seek to strengthen the link between executive pay and performance, including performance elements related to corporate social responsibility.

10. Shareholder Proposals on Social and Environmental Proposals

Shareholder resolutions on social and environmental topics include workplace diversity and safety topics, codes of conduct, labor standards and human rights, the environment and energy, weapons, consumer welfare, and public safety.

Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than in the past. In addition to the moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of the potentially significant impact of social and environmental topics on the financial performance of the company. In general, Social Advisory Services supports shareholder proposals on social, workforce, or environmental topics that seek to promote responsible corporate citizenship while enhancing long-term shareholder value. Social Advisory Services will vote for reports that seek additional disclosure particularly when it appears companies have not adequately addressed shareholder concerns on social, workplace, or environmental concerns. We will closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. Social Advisory Services supports shareholder proposals that seek to improve a company’s public image, or reduce its exposure to liabilities and risks.

An overview of the SRI guidelines' policy and vote recommendation positions on a number of shareholder resolution topics follows below;

Proposal Description	SRI Policy Vote Recommendation
Add Women and Minorities to Board/Adopt Charter Language
  Vote for shareholder proposals that ask the company to take steps to nominate more women and minorities to the Vote for shareholder proposals asking for reports on board diversity.
  Vote for shareholder proposals asking companies to adopt nomination charters board or to amend existing nominating charter language to include provisions for diversity.

Proposal Description	SRI Policy Vote Recommendation
Prepare Report/Promote EEOC-Related Activities
  Vote for shareholder proposals that ask the company to report on its diversity and/or affirmative action programs.
  Vote for shareholder proposals calling for legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, and labor policies and practices that effect long-term corporate performance.
  Vote for shareholder proposals requesting nondiscrimination in salary, wages and all benefits.
  Vote for shareholder proposals calling for action on equal employment opportunity and antidiscrimination.

Report on Progress Toward Glass Ceiling Commission Recommendations
  Vote for shareholder proposals that ask the company to report on its progress against the Glass Ceiling Commission’s recommendations.
  Vote for shareholder proposals seeking to eliminate “glass ceiling” for women and minority employees.

Prohibit Discrimination on the Basis of Sexual Orientation and/or Gender Identity
  Vote for shareholder proposals to include language in EEO statements specifically barring discrimination on the basis of sexual orientation or gender identity.
  Vote for shareholder proposals seeking reports on a company’s initiatives to create a workplace free of discrimination on the basis of sexual orientation or gender identity.
  Vote against shareholder proposals that seek to eliminate protection already afforded to gay and lesbian employees.

Distribution of Stock Options by Gender and Race	Vote for shareholder proposals asking companies to report on the distribution of stock options by race and gender of the recipient.
Report on/Eliminate Use of Racial Stereotypes in Advertising	Vote for shareholder proposals seeking more careful consideration of using racial stereotypes in advertising campaigns, including preparation of a report.

Proposal Description	SRI Policy Vote Recommendation
Codes of Conduct and Vendor Standards
  Vote for shareholder proposals to implement human rights standards and workplace codes of conduct.
  Vote for shareholder proposals calling for the implementation and reporting on ILO codes of conduct, SA 8000 Standards, or the Global Sullivan Principles.
  Vote for shareholder proposals that call for the adoption of principles or codes of conduct relating to company investment in countries with patterns of human rights abuses (Northern Ireland, Burma, and China).
  Vote for shareholder proposals that call for independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with codes.
  Vote for shareholder proposals that seek publication of a “Code of Conduct” to the company’s foreign suppliers and licensees, requiring they satisfy all applicable standards and laws protecting employees’ wages, benefits, working conditions, freedom of association, and other rights.
  Vote for shareholder proposals seeking reports on, or the adoption of, vendor standards including: reporting on incentives to encourage suppliers to raise standards rather than terminate contracts and providing public disclosure of contract supplier reviews on a regular basis.
  Vote for shareholder proposals to adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced labor, child labor, or that fail to comply with applicable laws protecting employee’s wages and working conditions.

Prepare Report on Operations in Burma/Myanmar
  Vote for shareholder proposals to adopt labor standards in connection with involvement in Burma.
  Vote for shareholder proposals seeking reports on Burmese operations and reports on costs of continued involvement in the country.
  Vote shareholder proposals to pull out of Burma on a case-by-case basis.

Adopt/Report on MacBride Principles	Vote for shareholder proposals to report on or to implement the MacBride Principles.
Adopt/Report on China Principles
  Vote for shareholder proposals requesting more disclosure on a company’s involvement in China.
  Vote on a case-by-base basis shareholder proposals that ask a company to terminate a project or investment in China.

Prepare Report on Company Activities Affecting Indigenous Peoples’ Rights	Vote for shareholder proposals to prepare reports on a company’s impact on indigenous communities.

Proposal Description	SRI Policy Vote Recommendation
Environmental/Sustainability Report
  Vote for shareholder proposals seeking greater disclosure on the company’s environmental practices, and/or environmental risks and liabilities.
  Vote for shareholder proposals asking companies to report in accordance with the Global Reporting Initiative (GRI) or to study/implement the CERES or Equator Principles.

Prepare Report on Global Warming/Greenhouse Gas Emissions
  Vote for shareholder proposals seeking disclosure of liabilities or preparation of a report pertaining to global warming.
  Vote for shareholder proposals calling for the reduction of greenhouse gas.
  Vote for shareholder proposals seeking disclosure of how companies will respond to rising public and regulatory pressures around climate change as well as disclosure of the science behind company policies towards climate change.

Invest in Clean/Renewable Energy
  Vote for shareholder proposals seeking the preparation of a report on a company’s activities related to the development of renewable energy sources.
  Vote for shareholder proposals seeking increased investment in renewable energy sources unless the terms of the resolution are overly restrictive.

Environmentally Sensitive Areas / Drilling in the Arctic National Wildlife Refuge / Old-Growth Forests / Canadian Oil Sands
  Vote for shareholder proposals asking companies to prepare a feasibility report or to adopt a policy not to mine, drill, or log in environmentally sensitive areas such as ANWR.
  Vote for shareholder proposals seeking to prohibit or reduce the sale of products manufactured from materials extracted from environmentally sensitive areas such as old growth forests.
  Vote for shareholder proposals asking for a report on oil sands operations in the Athabasca region of Alberta, Canada.

Hydraulic Fracturing	Vote for shareholder proposals seeking greater transparency on the practice of hydraulic fracturing and its associated risks.
Phase Out Chlorine-Based Chemicals
  Vote for shareholder proposals to prepare a report on the phase-out of chorine bleaching in paper production.
  Vote on a case-by-case basis on shareholder proposals asking companies to cease or phase-out the use of chlorine bleaching.

Report/Reduce Toxic Emissions and Assess Community Impact
  Vote for shareholder proposals that seek to prepare a report on the company’s procedures for reducing or preventing pollution and/or the impact of the company’s pollution on the surrounding communities.
  Vote for shareholder proposals calling on the company to establish a plan reduce toxic emissions.

Proposal Description	SRI Policy Vote Recommendation
Adopt a Comprehensive Recycling Policy
  Vote for shareholder proposals requesting the preparation of a report on the company’s recycling efforts.
  Vote for shareholder proposals that ask companies to increase their recycling efforts or to adopt a formal recycling policy.

Water Use	Vote for proposals asking for the preparation of a report on a company’s risks linked to water use.
Nuclear Energy	Vote for shareholder proposals seeking the preparation of a report on a company’s nuclear energy procedures. Vote case-by case on proposals that ask the company to cease production of nuclear power.
Kyoto Protocol Compliance	Vote for proposals asking companies to report on how they will meet reduction targets in Kyoto-compliant countries.
Report on Weapons Safety Initiatives	Vote for shareholder proposals asking the company to report on its efforts to promote handgun safety. Vote for shareholder proposals asking the company to stop the sale of handguns and accessories.
Prepare Report to Renounce Future Landmine Production	Vote for shareholder proposals seeking a report or the renouncement of future landmine production.
Prepare Report on Foreign Military Sales	Vote for shareholder proposals to report on foreign military sales or offset agreements. vote case-by-case on proposals that call for outright restrictions on foreign military sales.
Ethical Criteria for Military Contracts	Vote for proposals to review and amend, company codes of conduct and statements of ethical criteria for military production-related contract bids, awards and execution.
Phase-out or Label Products Containing Genetically Engineered Ingredients
  Vote for shareholder proposals to label products that contain genetically engineered products.
  Vote for shareholder proposals that ask the company to phase out the use of genetically engineered ingredients in their products.
  Vote for shareholder proposals that ask the company to report on the use of genetically engineered organisms in their products.
  Vote for shareholder proposals asking for reports on the financial, legal, and operational risks posed by the use of genetically engineered organisms.

Proposal Description	SRI Policy Vote Recommendation
Tobacco-related Proposals
  Vote for shareholder proposals seeking to limit the sale of tobacco products to children.
  Vote for proposals asking producers of tobacco product components to halt sales to tobacco companies.
  Vote for shareholder proposals at insurance companies to cease investment in tobacco companies.
  Vote for proposals at producers of cigarette components calling for a report outlining the risks and potential liabilities of the production of these components.
  Vote for proposals calling for tobacco companies to cease the production of tobacco products.

Adopt Policy/Report on Predatory Lending Practices	Vote for shareholder proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.
Disclosure on Credit in Developing Countries (LDCs) or Forgive LDC Debt
  Vote for shareholder proposals asking for disclosure on lending practices in developing countries, unless the company has demonstrated a clear proactive record on the issue.
  Vote against shareholder proposals asking banks to forgive loans outright.
  Vote case-by-case on shareholder proposals asking for loan forgiveness at banks that have failed to make reasonable provisions for non-performing loans.
  Vote for proposals to restructure and extend the terms of non-performing loans.

Adopt Policy/Report on Drug Pricing
  Vote for shareholder proposals to prepare a report on drug pricing.
  Vote for shareholder proposals to adopt a formal policy on drug pricing.
  Vote for shareholder proposals that call on companies to develop a policy to provide affordable HIV, AIDS, TB and Malaria drugs in third-world nations.
  Vote for proposals seeking reports on health pandemic impacts on company business operations.

Adult Entertainment	Vote for shareholder proposals that seek a review of the company’s involvement with pornography. Vote for proposals that seek to review policies related to the sale of mature-rated video games.
Abortion/Right to Life Issues	Abstain on shareholder proposals that address right to life issues.
Animal Rights
  Vote for shareholder proposals that seek to limit unnecessary animal testing where alternative testing methods are feasible or not required by law.
  Vote for shareholder proposals that ask companies to adopt or/and report on company animal welfare standards.
  Vote for shareholder proposals asking companies to report on the operational costs and liabilities associated with selling animals.

Proposal Description	SRI Policy Vote Recommendation
Disclosure on Plant Closings	Vote for shareholder proposals seeking greater disclosure on plant closing criteria if such information has not been provided by the company.
Control over Charitable Contributions	Vote against shareholder proposals giving criteria or to require shareholder ratification of grants.
Land Procurement	Vote for requests to review/amend policies for land procurement, incorporating social and environmental factors.
Disclosure on Prior Government Service	Vote for shareholder proposals calling for the disclosure of prior government service of the company’s key executives.
Outsourcing	Vote for shareholder proposals calling for reports identifying the risks of outsourcing and off-shoring.
Lobbying Efforts	Vote for shareholder proposals asking companies to review and report on how companies utilize lobbying efforts to challenge scientific research and governmental legislation.
Product Sales to Repressive Regimes
  Vote case-by-case on shareholder proposals requesting that companies cease product sales to repressive regimes that can be used to violate human rights
  Vote for proposals to report on company efforts to reduce the likelihood of product abuses in this manner.

Anti-Social Proposals
  Vote against shareholder proposals that do not seek to ultimately advance the goals of the social investment community.
  Vote case-by-case on anti-social shareholder proposals seeking a review or report on the company's charitable contributions.

APPENDIX F

PROXY VOTING POLICY SUMMARY
WINSLOW CAPITAL MANAGEMENT, LLC.

Winslow, pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940, has adopted Proxy Voting Policies and Procedures pursuant to which Winslow undertakes to vote all proxies or other beneficial interests in an equity security prudently and solely in the best long-term economic interest of its advisory clients and their beneficiaries, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

Winslow has delegated the authority to vote proxies in accordance with its Proxy Voting Policies and Procedures to ISS, a third party proxy-voting agency. Winslow subscribes to ISS’ Implied Consent service feature. As ISS research is completed, the ISS Account Manager executes the ballots as Winslow’s agent according to the vote recommendations and consistent with the ISS Standard Proxy Voting Guidelines.

Winslow retains the ability to override any vote if it disagrees with ISS’ vote recommendation, and always maintains the option to review and amend votes before they are cast, except in the case of a conflict of interest. When there is an apparent conflict of interest, or the appearance of a conflict of interest, e.g. where Winslow may receive fees from a company for advisory or other services at the same time that Winslow has investments in the stock of that company, Winslow will follow the vote recommendation of ISS. Winslow retains documentation of all amended votes.

F-1

APPENDIX G

PROXY VOTING POLICY SUMMARY
HSBC GLOBAL ASSET MANAGEMENT (FRANCE)

Voting Policy
(Practice in terms of exercising voting rights attaching to securities held in portfolio)

1. Sum-up 1.1 Context

Regarding the provisions introduced in article L533-4 of the Monetary and Financial Code by the Financial Security Law (1.Aug.2003), the purpose of this procedure concerns the description of AMFR’s practice in terms of exercise voting rights attached to securities hold by UCITS (Undertaking for Collective Investment in Transferable Securities) under its management.

In order to exercise the voting rights held in quality of UCITS’ shareholder under its management, AMFR appealed I.S.S.’s services (Institutional Shareholder Services), worldwide leader and specialist in corporate governance counsel and of investors’ counsel for voting right in General Meeting. The information transmitted by I.S.S. is systematically complying with the principle of holders’ interest (for instance, opposition to resolutions leading to the increase of registered capital in case of a take-over bid, or issuing of securities without any preferential rights for active shareholders). AMFR abstains from holding more than 1 % of any company’s stock-market capitalization.

Besides, the ability of AMFR to take part in votes should depends on the diligence of companies to send on time documents, specially for companies in which AMFR has a small shareholding and concerning foreign shares for which the exercise of vote is more difficult.

1.2 Document goals / objectives

The purpose of this document is to describe the terms and conditions on which AMFR Group (AMFR and HSBC France Société de Gestion) intends to exercise the voting rights attaching to securities hold by the collective investment schemes under its management in accordance with article 322-75 of AMF General Regulation.

2. DESCRIPTION OF THE PORTFOLIO MANAGEMENT COMPANY INTERNAL ORGANISATION.

AMFR Group exercise the voting rights attaching to securities hold by French Law UCITS and which custody is insured by NATEXIS BANQUE POPULAIRE (NBP). AMFR uses :

- The NBP’s services to know the planning of exercise of voting rights,
- The ISS’s expertise to know the analysis of companies resolutions,

NBP informs AMFR’s Portfolio Management (Securities Management Department and Guaranteed Products Department) of holding dates of General Meeting companies, membership of CAC 40, SBF 120 and some others quoted stock on the ex-Nouveau Marché. The information must be communicated between D-20 before the General Meeting and the last date before which the manager must give his voting instruction.

The information given by NBP is limited to French companies only and does not concern holding dates of foreign companies general meetings.

G-1

3 – PRINCIPLES TO WHICH THE PORTFOLIO MANAGEMENT COMPANIES REFERS TO EXERCISE VOTING RIGHTS.

AMFR Group exercise the voting rights attaching to securities hold by French Law UCITS and which custody is insured by NATEXIS BANQUE POPULAIRE (NBP). NBP informs AMFR’s Portfolio Management of holding dates of General Meeting companies. Informed once, Portfolio Management checks if the ISS’s instructions of vote are updated. In case of ISS didn’t analyze resolutions, no vote will be exercise by Portfolio Management.

Portfolio Management refers to ISS’s recommendations to express its voting rights under conditions that:

Portfolio Management should cope with numbers of votes to exercise during the day (if not, quoted companies with the most significant capitalizations will be dealt with priority.)

At least five founds hold one security relating to the Meeting.

The security relating to the Meeting represents a CAC 40 significant market capitalization. The principles selected to determine cases in which Portfolio Management express its votes are closely linked to information accessibility, holding thresholds and market capitalization.

3.1. Types of resolutions submitted to General Meeting and for which Portfolio Management exercise voting rights.

Portfolio Management exercise voting rights for every type of resolutions.

3.2. Way of exercising voting rights:

Portfolio Management proceed by mail for every type of resolutions.

3.3. Number of voting rights to express:

The Portfolio Management precise, before sending its vote to the company for which the General Meeting will be held, how many rights will be expressed. The Portfolio Management will express nearly 90% of its voting rights in order to respect the revocable constraint of freezing securities to which most of its securities are submitted. In very specific cases, such as repurchase of UCITS’s shares in advance, modification of the portfolio structure, change of weighting of a CAC 40 share value, Portfolio Management should lower this threshold of 90% or should not exercise its voting rights for some of UCITS.

4. CUSTODY OF VOTE INSTRUCTION OR ABSTENTION.

Portfolio Management keep the justifications of its votes or abstentions and list in a database the vote issued or not issued.

5. PREVENTION OF CONFLICTS OF INTEREST.

Portfolio Management follows a quantitative type management. The general principles of this philosophy of investment as well as the various stages of the investment process are common to the whole assets and values.

The decisions of allowance of assets result from AMFR’s signals more than anticipations of Portfolio manager. By the way, the decisions of exercise voting rights is independent of the analysis of the companies which would result from Portfolio Management.

Furthermore, Portfolio Management referring to ISS’s councils and recommendations in its decisions of vote, it is not likely to be found in a situation of conflicts of interests.

G-2

STATEMENT OF ADDITIONAL INFORMATION

HSBC FUNDS

	Class A	Class I	Class S
HSBC Emerging Markets Debt Fund	HCGAX	HCGIX	HBESX
HSBC Emerging Markets Equity Fund	HSGAX	HSMIX	---
HSBC Emerging Markets Local Debt Fund	HBMAX	HBMIX	HBMSX
HSBC Frontier Markets Fund	HSFAX	HSFIX	---
HSBC Risk Managed Fund	None	None	---
HSBC Total Return Fund	HTRAX	HTRIX	HTRSX
HSBC RMB Fixed Income Fund	HRMBX	HRMRX	HRMSX
HSBC RMB Currency Fund	HRMAX	HRMIX	---

P.O. Box 182845
Columbus, Ohio 43218-2845

General and Account Information - (800) 782-8183 (Toll Free)

HSBC Global Asset Management (USA) Inc., Investment Adviser and Administrator of the Funds (“Adviser” or “Administrator”)	Citi Fund Services Ohio, Inc., Sub-Administrator of the Funds (“Citi” or “Sub-Administrator”)

HSBC Global Asset Management (UK) Limited, Subadviser to HSBC Emerging Markets Equity Fund, and Frontier Markets Fund (“AMEU”)	HSBC Global Asset Management (France), Subadviser to HSBC Risk Managed Fund (“AMFR”)

HSBC Global Asset Management (Hong Kong) Limited, Subadviser to the HSBC RMB Fixed Income Fund and the HSBC RMB Currency Fund (“AMHK”)

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS ONLY AUTHORIZED FOR DISTRIBUTION WHEN PRECEDED OR ACCOMPANIED BY ONE OR MORE OF THE PROSPECTUSES FOR THE FUNDS DATED FEBRUARY 28, 2014 (the “Prospectuses”). This Statement of Additional Information (“SAI”) contains additional and more detailed information than that set forth in the Prospectuses and should be read in conjunction with the Prospectuses. The Prospectuses and SAI may be obtained without charge by writing or calling the HSBC Funds (the “Trust”) at the address and telephone number printed above.

References in this SAI to the “Prospectuses” are to the relevant Prospectuses dated February 28, 2014 of the funds, by which shares of the funds listed above (each, a “Fund” and, collectively, the “Funds”) are being offered. Unless the context otherwise requires, terms defined in the Prospectuses have the same meaning in this SAI as in the Prospectuses.

Current audited financial statements for the HSBC Emerging Markets Debt Fund, HSBC Emerging Markets Local Debt Fund, HSBC Frontier Markets Fund, HSBC Total Return Fund and HSBC RMB Fixed Income Fund dated October 31, 2013 are hereby incorporated herein by reference from the Annual Report of such Funds dated October 31, 2013, as filed with the Securities and Exchange Commission (the “SEC”). Copies of this Annual Report may be obtained without charge by writing or calling the Trust at the address and telephone number printed above.

February 28, 2014

ii

iii

Board Composition and Leadership Structure	44
Board’s Role in Risk Oversight of the Trust	45
Qualification of the Trustees	45
Committees	48
Fund Ownership	49
Trustee and Officer Compensation	50
Proxy Voting	51

INVESTMENT ADVISORY AND OTHER SERVICES	51

Investment Adviser	51
Subadvisers	53
Portfolio Managers	54
Distribution Plans - Class A Shares Only	58
The Distributor	58
Shareholder Services Plan	59
Administrator and Sub-Administrator	60
Transfer Agent	61
Custodian	61
Fund Accounting Agent	61
Shareholder Servicing Agents	62
Federal Banking Law	62
Expenses	63

DETERMINATION OF NET ASSET VALUE	63

PURCHASE OF SHARES	66

Exchange Privilege	66
In-Kind Purchases	67
Automatic Investment Plan	67
Purchases Through a Shareholder Servicing Agent or a Securities Broker	67

SALES CHARGES	68

Class A Shares	68
Sales Charge Waivers	69
Concurrent Purchases	69
Letter of Intent	69
Right of Accumulation	70

REDEMPTION OF SHARES	70
Systematic Withdrawal Plan	71

Redemption of Shares Purchased Directly Through the Funds	71

RETIREMENT PLANS	71

Individual Retirement Accounts (“IRAs”)	72
Defined Contribution Plans	72
Section 457 Plan, 401(k) Plan, 403(b) Plan	72

DIVIDENDS AND DISTRIBUTIONS	72

DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES	72

The Trust	72

iv

Ownership of the Funds	74

TAXATION	77

Tax Status of the Funds	78
Distributions in General	78
Sale, Exchange, or Redemption of Shares	79
Backup Withholding	80
Other Taxation	80
Fund Investments	81
Foreign Tax Issues	82

OTHER INFORMATION	83

Capitalization	83
Independent Registered Public Accounting Firm	83
Counsel	84
Code of Ethics	84
Registration Statement	84
Financial Statements	84
Shareholder Inquiries	84

APPENDIX A: DESCRIPTION OF SECURITIES RATINGS	A-1

APPENDIX B: HSBC FUNDS, HSBC ADVISOR FUNDS TRUST, and HSBC PORTFOLIOS PROXY
VOTING POLICY	B-1

APPENDIX C: PROXY VOTING POLICY AND PROCEDURES for HSBC GLOBAL ASSET
MANAGEMENT (USA) INC., HSBC GLOBAL ASSET MANAGEMENT (HONG KONG) LIMITED,
HSBC GLOBAL ASSET MANAGEMENT (UK) LIMITED, and HSBC GLOBAL ASSET
MANAGEMENT (SINGAPORE) LIMITED	C-1

APPENDIX D: HSBC GLOBAL ASSET MANAGEMENT (FRANCE) PROXY VOTING POLICY
SUMMARY	D-1

v

GENERAL INFORMATION

THE FUNDS

Each of the HSBC Emerging Markets Debt Fund (“EM Debt Fund”), HSBC Emerging Markets Equity Fund (“EM Equity Fund”), HSBC Emerging Markets Local Debt Fund (“EM Local Debt Fund”), HSBC Frontier Markets Fund (“Frontier Markets Fund”), HSBC Risk Managed Fund (“Risk Managed Fund”), HSBC Total Return Fund (“Total Return Fund”), HSBC RMB Currency Fund (“RMB Currency Fund”) and HSBC RMB Fixed Income Fund (“RMB Fixed Income Fund”) is a series of the Trust, an open-end, management investment company that currently consists of multiple series, each of which has its own distinct investment objectives and policies. Each Fund is “non-diversified,” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Each Fund is described in this SAI. The Trust also includes certain equity, fixed income, asset allocation and money market funds (“Money Market Funds”) that are covered in separate SAIs. As of the date of this SAI, the EM Equity Fund, Risk Managed Fund and RMB Currency Fund have not commenced operations.

Shares of the EM Debt Fund, EM Local Debt Fund, Total Return Fund and RMB Fixed Income Fund are divided into three separate classes: Class A (the “Class A Shares”), Class I (the “Class I Shares”) and Class S (the “Class S Shares”). Shares of the EM Equity Fund, Frontier Markets Fund, Risk Managed Fund and RMB Currency Fund are divided into two separate classes: Class A Shares and Class I Shares. Shares of the Funds are continuously offered by the Distributor. Certain share classes are subject to investment minimums. See the Prospectuses and “Purchase of Shares” and “Sales Charges” in this SAI.

See “Description Of Shares, Voting Rights, and Liabilities – The Trust,” and “Other Information – Capitalization” in this SAI for more information about the Trust.

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

The following information supplements the discussion of the investment objective, policies, and risks of each Fund in the Prospectuses. There can be no assurance that the investment objectives of a Fund will be achieved. Except as otherwise indicated, the investment objective and related policies and strategies of a Fund are not fundamental and may be changed by the Board of Trustees of the Trust (the “Board”) without the approval of Fund shareholders. Shareholders will be given advance notice of material changes to a Fund’s investment objective or other non-fundamental investment policies. If there is a change, shareholders should consider whether a Fund remains an appropriate investment in light of their then-current financial position and needs.

Each Fund is considered to be “non-diversified” under the 1940 Act, which means that the Fund may invest a greater percentage of its assets in a more limited number of issuers than a diversified fund. Because the Funds are non-diversified, the Funds are not subject to any statutory restrictions under the 1940 Act with respect to limiting the investments of each Fund’s assets in one or relatively few issuers. This ability to invest in a relatively small number of issuers may present greater risks than in the case of a diversified mutual fund. However, each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to so qualify, among other things, at the close of each quarter of a Fund’s taxable year, at least 50% of the Fund’s total assets must be represented by cash, U.S. Government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer. In addition, under current law, at the close of each quarter of its taxable year, not more than 25% of a Fund’s total assets may be invested in securities of one issuer (or two or more issuers which are controlled by the Fund and which are determined to be engaged in the same or similar trades or businesses or related businesses) other than U.S. Government securities or in the securities of one or more “qualified publicly traded partnerships.”

Each Fund may borrow money for temporary defensive purposes. From time to time, the RMB Fixed Income Fund may borrow money for liquidity purposes to meet realizations and other expenses.

The Trust, on behalf of Funds that have commenced operations, has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and, therefore, is not subject to registration or regulation as a CPO under the CEA. The Adviser is not deemed to be a CPO with respect to its service as investment adviser to the Funds. To the extent that the Trust, on behalf of Funds that have commenced operations, is no longer eligible to claim an exclusion from Commodity Futures Trading Commission (“CFTC”) regulation, these Funds may consider steps in order to continue to qualify for this exclusion, or may determine to operate subject to CFTC regulation. If a Fund operates subject to CFTC regulation, it may incur additional compliance and other expenses.

INVESTMENT TECHNIQUES

Each Fund invests in a variety of securities in accordance with its investment objectives and policies (as described in the Prospectuses and above in this SAI) and employs a number of investment techniques. Each type of security and technique involves certain risks. The following is an alphabetical list of the investment techniques used by the Funds as indicated in the table and the main risks associated with those techniques.

References to the Adviser should be understood as referring jointly to the Adviser and the relevant Subadviser.

The table below indicates the types of investments and techniques that are material to the investment strategies employed by each Fund. In some cases, the omission of a Fund is not intended to imply that the Fund is precluded from investing in the types of investments or employing the techniques indicated below. Generally, if a particular type of investment or technique is not indicated as being applicable to a particular Fund, the particular type of investment or technique will not be material to the investment strategies employed by the Fund, although any risk factors that are stated more generally with respect to any broader category of investment or technique may still apply.

Type of Investment or Technique	EM Debt Fund	EM Equity Fund	EM Local Debt Fund	Frontier Markets Fund	Risk Managed Fund	Total Return Fund	RMB Currency Fund	RMB Fixed Income Fund
Asset-Backed Securities	X	X	X	X	X	X
Banking Industry and Savings and Loan Industry Obligations	X	X	X	X	X	X	X	X
Brady Bonds	X
Cash Sweep Program	X	X	X	X	X	X		X
Convertible Securities		X
Derivatives	X	X	X	X	X	X	X	X
Forward Foreign Currency Contracts and Options on	X	X	X	X	X	X	X	X
Foreign Currencies
Futures Contracts	X	X	X	X	X	X	X	X
Hybrid Instruments	X	X	X					X
Options and Futures and Related Risks	X	X		X	X	X	X	X
Swaps, Caps, Floors and Collars	X	X						X
Emerging Markets	X	X	X	X	X	X	X	X
Equity Securities		X		X				X
Eurodollar and Yankee Bank Obligations	X
Exchange Traded Funds	X	X	X	X	X	X		X
Exchange Traded Notes	X

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Type of Investment or Technique	EM Debt Fund	EM Equity Fund	EM Local Debt Fund	Frontier Markets Fund	Risk Managed Fund	Total Return Fund	RMB Currency Fund	RMB Fixed Income Fund
Financial Services				X			X	X
Fixed Income Securities	X	X	X	X	X	X	X	X
Floating and Variable Rate Obligations	X	X	X	X	X	X	X	X
Foreign Currency Exchange-Related Securities	X	X	X	X	X	X	X	X
Foreign Securities	X	X	X	X	X	X	X	X
Global Financial Markets	X	X	X	X	X	X	X	X
High Yield/High Risk Securities	X		X					X
Illiquid Investments, Rule 144A Securities, and Section 4(2) Securities	X	X	X	X	X	X	X	X
Inverse Floating Rate Obligations	X	X	X	X	X	X		X
Investment Company Securities	X	X	X	X	X	X	X	X
Investments in China and Hong Kong							X	X
Money Market Securities	X	X	X	X	X	X	X	X
Participation Notes and Participatory Notes			X	X			X
Depositary Receipts (CDRs, EDRs, GDRs)		X		X
Repurchase Agreements	X	X	X	X	X	X	X	X
Short Sales						X
Short-Term Trading	X	X	X	X	X	X	X	X
Sovereign and Supranational Debt Obligations	X		X			X
U.S. Government Securities	X	X	X	X	X	X	X	X
Warrants	X	X	X	X	X	X		X
When-Issued and Delayed-Delivery Securities			X				X
Zero Coupon Obligations	X	X	X	X	X	X	X	X

ASSET-BACKED SECURITIES

The Funds may invest in asset-backed securities. Through the use of trusts and special purpose subsidiaries, various types of assets, including auto loans, credit card receivables, home equity loans, and student loans, are being securitized in pass-through structures similar to the mortgage pass-through structures or in a pay-through structure similar to the collateralized mortgage structure.

Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of the Fund’s portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

Asset-backed securities present certain additional risks because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on these securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee.

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BANKING INDUSTRY AND SAVINGS AND LOAN INDUSTRY OBLIGATIONS

As a temporary defensive measure, the Funds may invest in certificates of deposit, time deposits, bankers’ acceptances, and other short-term debt obligations issued by commercial banks and savings and loan associations (“S&Ls”).

Certificates of deposit are receipts from a bank or S&L for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit but are uncertificated. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. Time deposits maturing in more than seven days and subject to withdrawal penalties will be subject to each Fund’s restriction on investments in illiquid securities.

The Funds will not invest in any obligation of a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks that do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $250,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation (the “FDIC”); (ii) in the case of U.S. banks, it is a member of the FDIC; and (iii) in the case of foreign banks and foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities that may be purchased by the Funds.

The Funds may also invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as a temporary defensive measure. Euro and Yankee dollar investments will involve some of the same risks as investing in foreign securities, as described below.

BRADY BONDS

The Emerging Markets Debt Fund may invest a portion of their assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings. Brady Bonds are not considered U.S. Government securities.

Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

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Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

CASH SWEEP PROGRAM

Each Fund may participate in a cash sweep program (the “Cash Sweep Program”). In the Cash Sweep Program, a Fund’s uninvested cash balances are used to purchase Class I Shares of the HSBC Prime Money Market Fund (the “Prime Money Market Fund”). The Cash Sweep Program can reduce exposure to the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing ready liquidity and increased diversity of holdings. Class I Shares of the Prime Money Market Fund sold to and redeemed from a Fund will not be subject to a sales charge, as defined in rule 2830(b)(8) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”), or service fee, as defined in rule 2830(b)(9) of the Conduct Rules of FINRA, in connection with the purchase, sale, or redemption of such shares by a Fund, or the advisory fee for the investing Fund will be waived in an amount that offsets the amount of such sales charges and/or service fees incurred by that Fund. More detailed information about the Prime Money Market Fund may be found in its current Prospectus and the separate SAI that includes the various Money Market Funds.

CONVERTIBLE SECURITIES

The Emerging Markets Equity Fund may invest in securities that are convertible into common stock. Convertible bonds are issued with lower coupons than non-convertible bonds of the same quality and maturity, but they give holders the option to exchange their bonds for a specific number of shares of the company’s common stock at a predetermined price. This structure allows the convertible bond holder to participate in share price movements in the company’s common stock. The actual return on a convertible bond may exceed its stated yield if the company’s common stock appreciates in value, and the option to convert to common shares becomes more valuable. Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. See “Equity Securities” in this section.

Convertible preferred stocks are non-voting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds; however, they do not have a maturity date. Due to their fixed income features, convertible issues typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders would have claims on company assets senior to those of stockholders; preferred stockholders would have claims senior to those of common stockholders.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

DERIVATIVES

The Funds may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement the value of which is based on, or “derived” from, a traditional security, asset, or market index. Some derivatives such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with the use of derivatives, including the possibility of a total loss of the amount invested. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds may use derivatives for hedging purposes or cash management purposes, as a substitute for investing directly in securities, or as part of a strategy to gain exposure to characteristics of investments in foreign markets through efficient portfolio management techniques. When a derivative is used as a hedge against a position that a Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that a Fund’s hedging transactions will be effective. Included in the foregoing are investments in derivatives to create synthetic foreign bond positions. Certain Funds (as reflected in the Prospectuses or in other sections of this SAI) may use derivatives to seek to enhance return when the Adviser believes the investment will assist the Fund in achieving its investment objectives.

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Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a Fund may wish to retain a Fund's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found. When such markets are unavailable, a Fund will be subject to increased liquidity risk.

Also, any additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness of a Fund’s derivatives transactions and cause the Fund to lose value.

The risks associated with derivatives are heightened when the Adviser uses derivatives to enhance a Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of the Adviser’s derivatives strategies will also be affected by its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Certain derivative positions may be difficult to close out when a Fund’s portfolio manager may believe it would be appropriate to do so.

Forward Foreign Currency Contracts And Options On Foreign Currencies

The Funds may enter into forward foreign currency contracts and options on foreign currencies. Forward foreign currency exchange contracts (“forward contracts”) are generally intended to minimize the risk of loss to a Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. By entering into transactions in forward contracts, however, a Fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for non-hedging purposes, the Fund may sustain losses that will reduce its gross income. Forward contracts are typically traded over-the-counter and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments and their use involves certain risks beyond those associated with transactions in futures contracts or options traded on exchanges.

A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers. A forward contract may be used, for example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of the security.

The Funds may each also purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. See “Options and Futures and Related Risks” in this section.

The Funds may each also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, a Fund may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract’s underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a Fund may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

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There is a risk in adopting a synthetic investment position to the extent that the value of a security denominated in U.S. dollars or other foreign currency is not exactly matched with a Fund’s obligation under the forward contract. On the date of maturity, a Fund may be exposed to some risk of loss from fluctuations in that currency. When a Fund enters into a forward contract for purposes of creating a synthetic security, it will generally be required to hold high-grade, liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the forward contract.

Transactions in forward contracts entered into for hedging purposes will include forward purchases or sales of foreign currencies for the purpose of protecting the U.S. dollar value of securities denominated in a foreign currency or protecting the U.S. dollar equivalent of interest or dividends to be paid on such securities. By entering into such transactions, however, a Fund may be required to forego the benefits of advantageous changes in exchange rates. The Funds that may use derivatives to enhance their returns may enter into transactions in forward contracts for purposes other than hedging, which presents greater profit potential but also involves increased risk of losses that will reduce their gross income. If the expected changes in the value of the currency occur, a Fund will realize profits that will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, a Fund may sustain losses that will reduce its gross income. Such transactions, therefore, could be considered speculative.

Futures Contracts

The Funds may buy and sell futures contracts that relate to (1) broadly-based stock indices (these are referred to as "stock index futures"), (2) an individual stock ("single stock futures"), (3) U.S. Treasury futures (4) other broadly-based securities indices (these are referred to as "financial futures"), and (5) foreign currencies. A broadly-based stock index is used as the basis for trading stock index futures. They may, in some cases, be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. Financial futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the securities or to make or accept the cash settlement called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the securities or to make or accept the cash settlement called for by the contract at a specified price on a specified date.

A Fund may enter into transactions in futures contracts to protect itself from fluctuations in interest rates but without the risks and transaction costs of buying or selling long-term debt securities. For example, if a Fund owns long-term bonds, and interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds owned by a Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of a Fund’s futures contracts would increase at approximately the same rate, thereby keeping the NAV of the Fund from declining as much as it otherwise would have. When a Fund is not fully invested, and a decline in interest rates is anticipated, which would increase the cost of fixed income securities that the Fund intends to acquire, the Fund may purchase a futures contract. In the event that the projected decline in interest rates occurs, the increased cost to the Fund of the securities acquired should be offset, in whole or in part, by gains on the futures contracts. As portfolio securities are purchased, the Fund will close out its futures contracts by entering into offsetting transactions on the contract market on which the initial purchase was effected. In a substantial majority of these transactions, a Fund will purchase fixed income securities upon termination of the long futures positions, but under unusual market conditions, a long futures position may be terminated without a corresponding purchase of securities.

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While futures contracts based on debt securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. A Fund will incur brokerage fees when it purchases and sells futures contracts. At the time a purchase or sale is made, cash or securities must be provided as an initial deposit known as “margin.” The initial deposit required will vary, but may be as low as 2% or less of a contract’s face value. Daily thereafter, the futures contract is valued through a process known as “marking to market,” and a Fund may receive or be required to pay additional “variation margin” as the futures contract becomes more or less valuable. At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was entered into.

When it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of futures contracts should be similar to that of long-term bonds, a Fund may be protected, in whole or in part, against the increased cost of acquiring bonds resulting from a decline in interest rates. Similar results could be accomplished by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market can be more liquid than the cash market, the use of futures contracts as an investment technique allows action in anticipation of such an interest rate decline without having to sell a Fund’s portfolio securities.

The ability to hedge effectively all or a portion of a Fund’s portfolio through transactions in futures contracts depends on the degree to which movements in the value of the fixed income securities or index underlying such contracts correlate with movements in the value of securities held in the Fund’s portfolio. If the securities (or the securities comprising the index) underlying a futures contract are different than the portfolio securities being hedged, they may not move to the same extent or in the same direction. In that event, the hedging strategy might not be successful and a Fund could sustain losses on the hedging transactions that would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the index or security underlying a futures contract and the portfolio securities being hedged, which could result in losses on both the hedging transaction and the portfolio securities. In such instances, a Fund’s overall return could be less than if the hedging transactions had not been undertaken.

The trading of futures contracts on an index of fixed income securities entails the additional risk of imperfect correlation between movements in the futures price and the value of the underlying index. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures market. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract approaches.

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The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require a Fund to post additional cash as the value of the position fluctuates. Further, rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, there is the potential that the liquidity of the futures market may be lacking. Prior to expiration, a futures contract may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the contract market on which the futures contract was originally entered into. While a Fund will establish a futures position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures contract at any specific time. In that event, it may not be possible to close out a position held for a Fund, which could require the Fund to purchase or sell the instrument underlying the futures contract, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on a Fund’s ability to effectively hedge its portfolio.

The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by the exchanges, which limit the amount of fluctuation in the price of a futures contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, position limits, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Investments in futures contracts also entail the risk that if the Adviser’s investment judgment about the general direction of interest rates is incorrect, a Fund’s overall performance may be poorer than if the Fund had not entered into any such contract. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in the Fund’s portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which are hedged because there will be offsetting losses in the Fund’s futures positions. In addition, in such situations, if a Fund has insufficient cash, bonds may have to be sold from the Fund’s portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices that reflect the rising market.

Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions that may be held by a trader, whether acting alone or in concert with others.

When a futures contract is purchased, an amount of cash or cash equivalents will be deposited in a segregated account with a Fund’s custodian bank so that the amount so segregated, plus the initial and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

Hybrid Instruments

A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

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Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Funds to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value (“NAV”) of the Funds.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds’ investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Options, Futures And Related Risks

The Funds may invest in options and futures contracts to the extent set forth in the Prospectuses and this SAI. The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the return of a Fund. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund’s return. Certain strategies limit the potential of a Fund to realize gains as well as limit their exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position.

Options on Securities. A “call option” is a contract sold for a price (the “premium”) giving its holder the right to buy a specific number of shares of stock at a specific price on or prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A Fund may write options for the purpose of attempting to increase its return and for hedging purposes. In particular, if a Fund writes an option which expires unexercised or is closed out by a Fund at a profit, the Fund retains the premium paid for the option less related transaction costs, which increases its gross income and offsets in part the reduced value of the portfolio security in connection with which the option is written, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the security underlying the option moves adversely to a Fund’s position, the option may be exercised and the Fund will then be required to purchase or sell the security at a disadvantageous price, which might only partially be offset by the amount of the premium.

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A Fund may write options in connection with buy-and-write transactions; that is, a Fund may purchase a security and then write a call option against that security. The exercise price of the call option a Fund determines to write depends upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”) or above (“out-of-the-money”) the current value of the underlying security at the time the option is written.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. Put options may be used by a Fund in the same market environments in which call options are used in equivalent buy-and-write transactions.

A Fund may also write combinations of put and call options on the same security, a practice known as a “straddle.” By writing a straddle, a Fund undertakes a simultaneous obligation to sell or purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and a Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of a security remains stable and neither the call nor the put is exercised. In an instance where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option on a portfolio security, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a loss unless the security subsequently appreciates in value. The writing of options will not be undertaken by a Fund solely for hedging purposes, and may involve certain risks that are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions will constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

A Fund may also purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in a Fund’s portfolio. If such a decline occurs, the put options will permit a Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. A Fund will purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such an increase occurs, the call option will permit a Fund to purchase the securities underlying such option at the exercise price or to close out the option at a profit. The premium paid for a call or put option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.

Options on Securities Indices. A Fund may cover call options on securities indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Where a Fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index.

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A Fund will receive a premium from writing a put or call option on a securities index, which increases the Fund’s gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which a Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, a Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund’s investment. By writing a put option, a Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by a Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund’s losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

A Fund may also purchase put options on securities indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, a Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Fund’s investments does not decline as anticipated, or if the value of the option does not increase, the Fund’s loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of a Fund’s security holdings.

The purchase of call options on securities indices may be used by a Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on securities indices when a Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

Risk Factors:

Imperfect Correlation of Hedging Instruments with a Fund’s Portfolio. The ability of a Fund to effectively hedge all or a portion of its portfolio through transactions in options, futures contracts, and forward contracts will depend on the degree to which price movements in the underlying instruments correlate with price movements in the relevant portion of that Fund’s portfolio. If the values of portfolio securities being hedged do not move in the same amount or direction as the instruments underlying options, futures contracts or forward contracts traded, a Fund’s hedging strategy may not be successful and the Fund could sustain losses on its hedging strategy that would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the instrument underlying an option, futures contract or forward contract traded and the portfolio securities being hedged, which could result in losses both on the hedging transaction and on the portfolio securities. In such instances, a Fund’s overall return could be less than if the hedging transaction had not been undertaken. In the case of futures and options based on an index of securities or individual fixed income securities, the portfolio will not duplicate the components of the index, and in the case of futures contracts and options on fixed income securities, the portfolio securities that are being hedged may not be the same type of obligation underlying such contracts. As a result, the correlation probably will not be exact. Consequently, a Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation. In addition, where a Fund enters into forward contracts as a “cross hedge” (i.e., the purchase or sale of a forward contract on one currency to hedge against risk of loss arising from changes in value of a second currency), the Fund incurs the risk of imperfect correlation between changes in the values of the two currencies, which could result in losses.

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The correlation between prices of securities and prices of options, futures contracts or forward contracts may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the option, futures contract and forward contract markets. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction. The trading of options on futures contracts also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity or termination date of the futures contract or forward contract approaches.

The trading of options, futures contracts and forward contracts also entails the risk that, if the Adviser’s judgment as to the general direction of interest or exchange rates is incorrect, a Fund’s overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of an increase in interest rates, and rates instead decline, the Fund will lose part or all of the benefit of the increased value of the securities being hedged, and may be required to meet ongoing daily variation margin payments.

Certain Funds may each purchase and write options not only for hedging purposes, cash management, or to simulate investments in otherwise permissible securities, but also for the purpose of attempting to increase its return. As a result, those Funds will incur the risk that losses on such transactions will not be offset by corresponding increases in the value of portfolio securities or decreases in the cost of securities to be acquired.

Potential Lack of a Liquid Secondary Market. Prior to exercise or expiration, a position in an exchange-traded option, futures contract or option on a futures contract can only be terminated by entering into a closing purchase or sale transaction, which requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. If no such market exists, it may not be possible to close out a position, and a Fund could be required to purchase or sell the underlying instrument or meet ongoing variation margin requirements. The inability to close out option or futures positions also could have an adverse effect on a Fund’s ability effectively to hedge its portfolio.

The liquidity of a secondary market in an option or futures contract may be adversely affected by “daily price fluctuation limits,” established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. Such limits could prevent a Fund from liquidating open positions, which could render its hedging strategy unsuccessful and result in trading losses. The exchanges on which options and futures contracts are traded have also established a number of limitations governing the maximum number of positions which may be traded by a trader, whether acting alone or in concert with others. Further, the purchase and sale of exchange-traded options and futures contracts is subject to the risk of trading halts, suspensions, exchange or clearing corporation equipment failures, government intervention, insolvency of a brokerage firm, intervening broker or clearing corporation or other disruptions of normal trading activity, which could make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Options on Futures Contracts. In order to profit from the purchase of an option on a futures contract, it may be necessary to exercise the option and liquidate the underlying futures contract, subject to all of the risks of futures trading. The writer of an option on a futures contract is subject to the risks of futures trading, including the requirement of initial and variation margin deposits.

Risk of Potential Government Regulation of Derivatives. It is possible that additional government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of a Fund to use certain instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Funds engage in derivatives transactions could also prevent the Funds from using certain instruments.

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There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Funds or the ability of the Funds to continue to implement their investment strategies. The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of swaps and futures transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action.

In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has changed the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for over-the-counter derivatives, including financial instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the over-the-counter derivatives market, grants significant new authority to the SEC and the CFTC to regulate over-the-counter derivatives and market participants, and will require clearing and exchange trading of many over-the-counter derivatives transactions.

Provisions in the Dodd-Frank Act include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for many over-the-counter derivatives transactions. The CFTC, SEC and other federal regulators are issuing the rules and regulations that enact the provisions of the Dodd-Frank Act. Because there is a prescribed phase-in period during which most of the mandated rulemaking and regulations will be implemented, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on any of the Funds. However, it is expected that swap dealers, major market participants and swap counterparties will experience new and/or additional regulations, requirements, compliance burdens and associated costs. The new law and the rules to be promulgated may negatively impact a Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. New requirements even if not directly applicable to the Funds, including capital requirements, changes to the CFTC speculative position limits regime and mandatory clearing, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

Additional Risks of Transactions Related to Foreign Currencies and Transactions Not Conducted on the United States Exchanges. The available information on which a Fund will make trading decisions concerning transactions related to foreign currencies or foreign securities may not be as complete as the comparable data on which a Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, and the markets for foreign securities as well as markets in foreign countries may be operating during non-business hours in the United States, events could occur in such markets which would not be reflected until the following day, thereby rendering it more difficult for a Fund to respond in a timely manner.

In addition, over-the-counter derivatives transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a Fund’s position, unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. This could make it difficult or impossible to enter into a desired transaction or liquidate open positions, and could therefore result in trading losses. Further, over-the-counter derivatives transactions are not subject to the performance guarantee of an exchange clearing house and a Fund will therefore be subject to the risk of default by, or the bankruptcy of, a financial institution or other counterparty.

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Transactions on exchanges located in foreign countries may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions. Moreover, the SEC or the CFTC has jurisdiction over the trading in the United States of many types of over-the-counter and foreign instruments, and such agencies could adopt regulations or interpretations that would make it difficult or impossible for a Fund to enter into the trading strategies identified herein or to liquidate existing positions.

As a result of its investments in foreign securities, a Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in foreign currencies. A Fund may also be required to receive delivery of the foreign currencies underlying options on foreign currencies or forward contracts it has entered into. This could occur, for example, if an option written by a Fund is exercised or the Fund is unable to close out a forward contract it has entered into. In addition, a Fund may elect to take delivery of such currencies. Under such circumstances, a Fund may promptly convert the foreign currencies into dollars at the then current exchange rate. Alternatively, a Fund may hold such currencies for an indefinite period of time if the Adviser believes that the exchange rate at the time of delivery is unfavorable or if, for any other reason, the Adviser anticipates favorable movements in such rates.

While the holding of currencies will permit a Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes a Fund to risk of loss if such rates move in a direction adverse to a Fund’s position. Such losses could also adversely affect a Fund’s hedging strategies. Certain tax requirements may limit the extent to which a Fund will be able to hold currencies.

Swaps, Caps, Floors And Collars

The Funds may enter into swap contracts and other similar instruments in accordance with their investment objectives and policies. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a Fund may enter will generally involve an agreement to pay interest streams calculated by reference to interest income linked to a specified index in one currency in exchange for a specified index in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

The swaps in which a Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium) and the other party pays periodic amounts based on the movement of a specified index.

The Funds will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two returns. A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or other liquid securities.

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Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The Dodd-Frank Act and related regulatory developments will ultimately require the clearing and exchange-trading of many over-the-counter derivative instruments that the CFTC and SEC recently defined as “swaps.” Mandatory exchange-trading and clearing will take place on a phased-in basis based on type of market participant and over-the-counter approval of contracts for central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free. It is possible that developments in the swaps market, including additional government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. The Adviser will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Funds ability to enter into swap agreements.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser was incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

EMERGING MARKETS

The Funds may invest in emerging markets to the extent set forth in the Prospectuses or in other sections of this SAI, and these investments present greater risk than investing in foreign issuers in general.

A number of emerging markets restrict foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in the past, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is the risk that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which could have a detrimental effect on a Fund’s investments. Investing in many former communist or socialist countries involves the additional risk that the government or other executive or legislative bodies may decide not to continue to support the economic reform programs and could follow radically different political and/or economic policies to the detriment of investors, including non-market oriented policies such as the support of certain industries at the expense of other sectors or a return to a completely centrally planned economy. It is possible, particularly in markets in emerging market countries, that purported securities in which the Funds invest may subsequently be found to be fraudulent and as a consequence the Funds could suffer losses.

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Additional risk factors include, but are not limited to, the following: varying custody, brokerage and settlement practices; difficulty in valuation and pricing; less public information about issuers of non-U.S. securities; less governmental regulation and supervision over the issuance and trading of securities; the unavailability of financial information regarding the non-U.S. issuer or the difficulty of interpreting financial information prepared under non-U.S. accounting standards; the imposition of withholding and other taxes; adverse political, social or diplomatic developments limitations on the movement of funds or other assets of an investor between different countries; difficulties in invoking the legal process outside the United States and enforcing contractual obligations; and the difficulty of assessing economic trends in non-U.S. countries. Investment in non-U.S. countries also involves higher brokerage and custodian expenses than does investment in U.S. securities traded on a U.S. securities exchange or market. The occurrence of adverse events affecting one particular emerging market country or region could have more widespread effect and adversely impact the global trading market for emerging market instruments. Many of the laws that govern private and foreign investment, securities transactions and other contractual relationships in certain emerging market countries, are relatively new and largely untested. As a result, an investor may be subject to a number of unusual risks, including inadequate investor protection, contradictory legislation, incomplete, unclear and changing laws, disregard of regulations on the part of other market participants, lack of established or effective avenues for legal redress, absence of standard practices and confidentiality customs characteristic of more developed markets and lack of consistent enforcement of existing regulations. Furthermore, it may be difficult to obtain and/or enforce a judgment in certain countries in which assets of an investor are invested. There can be no assurance that this difficulty in protecting and enforcing rights will not have a material adverse effect on an investor (such as a Fund) and its investments.

The term “emerging markets” includes any country: (i) having an “emerging stock market” as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the International Bank for Reconstruction and Development (the “World Bank”); (iii) listed in World Bank publications as developing; or (iv) determined by the Adviser to be an emerging market as described above. Currently, these countries generally include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

Company Debt. Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities held by a Fund. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Funds’ assets should these conditions recur.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The issuers of the sovereign debt securities in which the Funds may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest averages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including a Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

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Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market’s trading partners could also adversely affect the country’s exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than U.S. dollars or non-emerging market currencies, their ability to make debt payments denominated in U.S. dollars or non-emerging market currencies could be affected.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

Liquidity, Trading Volume, Regulatory Oversight. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. The lack of liquidity could have an adverse effect on the value of a Fund’s holdings, and on a Fund’s ability to dispose of such holdings in response to a specific adverse economic event, such as the deterioration in credit worthiness of a particular debtor. Some of the stocks of countries that may be selected by the Adviser for purchase or sale by a Fund may have insufficient market liquidity to allow the relevant Fund to purchase such stocks in such amounts or at such prices as the Adviser may deem reasonable for investment under such strategy and/or there may not be a readily available means by which the Fund can gain exposure to such country’s securities markets. Foreign investors in emerging markets may be limited in their ability to invest in certain industries. In addition, there is often a limit on total foreign holdings. To the extent that the ceiling has been reached in that industry, further investment by foreign investors may not be permitted. Accordingly, the ability of a Fund to invest in certain companies may be restricted, and there can be no assurance that additional restrictions on investments permissible for foreign investors will not be imposed in the future.

The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to the volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

Disclosure and regulatory standards in emerging markets are in many respects less stringent than U.S. standards. Issuers in lesser developed and emerging markets are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of such an issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. There is substantially less publicly available information about such issuers than there is about U.S. issuers. In addition, such issuers are not subject to regulations similar to the U.S. Sarbanes-Oxley Act of 2002, which imposes many restrictions and mandates on the activities of companies. There is less regulation and monitoring by regulators of lesser developed and emerging market securities markets and the activities of investors, brokers and other participants than in the United States. Moreover, issuers of securities in lesser developed and emerging markets are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, shareholder proxy requirements and the timely disclosure of information. There is also less publicly available information about lesser developed and emerging market companies than U.S. companies.

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Default, Legal Recourse. The Funds may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by a Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A Fund’s ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. Moreover, if a Fund obtains a judgment in a U.S. court, it may be difficult to enforce such judgment in the emerging market because the emerging market may not be a party to any international treaty with respect to the recognition or enforcement of foreign judgments. Provisions of emerging markets laws regulate the enforcement of foreign judgments and such laws may contain broad exceptions and involve long delays in obtaining a judgment. For example, an emerging markets court may not enforce any foreign judgment if it viewed the amount of damages awarded as excessive or inconsistent with practice in that country. A party seeking to enforce a foreign judgment in an emerging market may also be required to obtain approval from the central bank of that emerging market to execute such judgment or to repatriate any amount recovered outside of the emerging market. The political context, expressed as an emerging market governmental issuer’s willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Certain Risks of Holding Assets Outside the United States. A Fund generally holds its non-U.S. securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business, and therefore expose a Fund to additional risk. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit a Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in higher operating expenses for the Fund as compared to funds that invest only in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

Inflation. Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Withholding. Income from securities held by a Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. A Fund’s NAV may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested.

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Foreign Currencies. A Fund's investments in emerging markets securities involve risks relating to currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the foreign currencies in which the Fund's portfolio securities are denominated, and costs associated with conversion of investment principal and income from one currency into another. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund’s portfolio securities are denominated may have a detrimental impact on the Fund’s NAV.

EQUITY SECURITIES

The Emerging Markets Equity Fund and Frontier Markets Fund may invest in equity securities including common stock, preferred stock, warrants or rights to subscribe to common stock and, in general, any security that is convertible into or exchangeable for common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Rights represent a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of that Fund to fluctuate.

Common stock generally takes the form of shares in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects.

Investments in small companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of small companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Securities of companies considered to be growth investments may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory and economic uncertainty. Securities of companies considered to be value investments can continue to be undervalued for long periods of time and not realize their expected value.

EURODOLLAR AND YANKEE BANK OBLIGATIONS

The Emerging Markets Debt Fund may invest in Eurodollar bank obligations and Yankee bank obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent Yankee bank) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from freely flowing across its borders. Other risks include: adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers.

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EXCHANGE TRADED FUNDS

Exchange traded funds (“ETFs”) are investment companies that are bought and sold on a securities exchange. An ETF generally represents a fixed portfolio of securities designed to track a particular market segment or index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting an opportunity to purchase securities directly. An investment in an ETF, like one in any investment company, carries the same risks as those of its underlying securities. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate or lose money. In addition, because they, unlike other investment companies, are traded on an exchange, ETFs are subject to the following risks: (i) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s NAV; (ii) an active trading market for an ETF may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. See also “Investment Company Securities” below.

EXCHANGE TRADED NOTES

The Emerging Markets Debt Fund may invest in exchange traded notes (“ETNs”), which are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed income securities and trade on a major exchange similar to shares of ETFs. However, this type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exists. The purpose of ETNs is to create a type of security that combines aspects of both bonds and ETFs. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. An investor’s decision to sell its ETN holdings may also be limited by the availability of a secondary market. If an investor must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If an investor holds its investment in an ETN until maturity, the issuer will give the investor a cash amount that would be equal to principal amount (subject to the day’s index factor). ETNs are also subject to counterparty credit risk and fixed income risk.

FINANCIAL SERVICES

The Frontier Markets Fund and RMB Currency Fund will, under normal market conditions, invest more than 25% of its total assets in the financial services group of industries. To the extent a Fund’s investments are concentrated in the financial services group of industries, the Fund will have correspondingly greater exposure to the risk factors that are characteristic of such investments. In particular, investments in the financial services group of industries may be particularly affected by economic cycles, interest rate changes, and business developments and regulatory changes applicable to the financial services group of industries. For example, declining economic and business conditions can disproportionately impact companies in the financial services group of industries due to increased defaults on payments by borrowers. Interest rate increases can also adversely affect the financial services group of industries by increasing the cost of capital available for financial services companies. In addition, financial services companies are heavily regulated and, as a result, political and regulatory changes can affect the operations and financial results of such companies, potentially imposing additional costs and possibly restricting the businesses in which those companies may engage.

FIXED INCOME SECURITIES

The Funds may invest in fixed income securities. To the extent a Fund invests in fixed income securities, the value of the Fund’s investment may change as prevailing interest rates fluctuate. When interest rates decline, the value of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline. A Fund’s investments in fixed income securities with longer terms to maturity or greater duration are subject to greater volatility than shorter-term obligations.

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Recent outflows in the fixed income market could impose difficulties on dealers because the increase over the past decade of assets in bond mutual funds and ETFs have not been matched with a proportionate increase in dealer capacity. As such, dealer inventories appear to be at an all-time low, relative to the market size. This reduction in market-making capacity by dealers has the potential to decrease liquidity and increase volatility in fixed income markets.

For purposes of any minimum requirements set forth herein that are based upon a nationally recognized statistical rating organization’s (“NRSRO”) ratings categories, if no sub-categories or gradations are specified the requirement is determined without regard for sub-categories and gradations (i.e., all sub-categories and gradations within a particular category are acceptable). After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. A security that has had its rating downgraded or revoked may be subject to greater risk to principal and income, and often involve greater volatility of price, than securities in the higher rating categories. Such securities are also subject to greater credit risks (including, without limitation, the possibility of default by or bankruptcy of the issuers of such securities) than securities in higher rating categories.

Investment in obligations of foreign issuers may present a greater degree of risk than investment in domestic securities because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. See “Foreign Securities” below.

FLOATING AND VARIABLE RATE OBLIGATIONS

Certain fixed income securities that the Funds may purchase may have a floating or variable rate of interest. The interest payable on instruments with floating or variable rates of interest changes in accordance with specified market rates or indices, such as the prime rates, and at specified intervals. Certain floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. The demand features of certain floating or variable rate obligations may permit the holder to tender the obligations to foreign banks, in which case the ability to receive payment under the demand feature will be subject to certain risks, as described under “Foreign Securities,” below.

Variable or floating rate demand notes may be issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity over one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or-at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity.

The Funds may also buy variable rate master demand notes. The terms of the obligations permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. A Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between a Fund and the borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, a Fund may, under its minimum rating standards, invest in them only if, at the time of an investment, the issuer meets the criteria for the relevant Fund’s investment in money market instruments.

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Investments in floating or variable rate securities may involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on U.S. Treasury bonds or bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on short notice at par plus accrued interest. While there is usually no established secondary market for issues of this type of security, the dealer that sells an issue of such securities frequently also offers to repurchase such securities at any time, at a repurchase price which varies and may be more or less than the amount the bondholder paid for them.

Because of the variable rate nature of the instruments, during periods when prevailing interest rates decline, a Fund’s yield will decline and its shareholders will forgo the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, a Fund’s yield will increase and its shareholders will have reduced risk of capital depreciation. In certain cases, the interest rate index on which an instrument’s yield is based may not rise and fall to the same extent or as quickly as the general market for municipal obligations. These instruments are considered derivatives and the value of such instruments may be more volatile than other floating rate municipal obligations.

The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the obligation upon demand, or (ii) the period remaining until the obligation’s next interest rate adjustment. If not redeemed for a Fund through the demand feature, an obligation matures on a specified date that may range up to 30 years from the date of issuance.

FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES

The Funds may invest in foreign currency exchange-related securities.

Foreign Currency Warrants. Foreign currency warrants, such as Currency Exchange Warrants (SM) (“CEWs”(SM)), are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of prospective purchasers of the securities, is inherent in the international fixed income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required to either sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants) and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unaccrued obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (the “OCC”). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

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Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (“PERLs”(SM)) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” PERLs is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” PERLs are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLs may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance Indexed Paper. Performance indexed paper (“PIPs”(SM)) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIPs is established at maturity as a function of the spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

FOREIGN SECURITIES

The Funds may invest in foreign securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities, including those of emerging and frontier market issuers, are subject to additional risks, including international trade, political and regulatory risks. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, other taxes imposed by the foreign country on a Fund’s earnings, assets, or transactions, limitation on the removal of cash or other assets of a Fund, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. The currency in which a Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Furthermore, dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply. Additional costs associated with an investment in foreign securities may include higher custodial fees than those that apply to domestic custodial arrangements, and transaction costs of foreign currency conversions. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries.

Euro-Related Risks. The recent global economic crisis brought several small economies in Europe to the brink of bankruptcy and many other economies into recession and weakened the banking and financial sectors of many European countries. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or multilateral agencies and offices. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could result in a deep economic downturn that could significantly affect the value of a Fund’s European investments. The Economic and Monetary Union of the European Union (“EMU”) is comprised of the European Union members that have adopted the euro currency. By adopting the euro as its currency, a member state relinquishes control of its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary controls implemented by the EMU. The euro currency may not fully reflect the strengths and weaknesses of the various economies that comprise the EMU and Europe generally. It is possible that EMU member countries could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The effects of such an abandonment or a country’s forced expulsion from the euro on that country, the rest of the EMU, and global markets are impossible to predict, but are likely to be negative.

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GLOBAL FINANCIAL MARKETS

Global economies and financial markets are becoming increasingly interconnected. Political and economic conditions (including recent instability and volatility) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. As a result, issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations. Such conditions and/or events may not have the same impact on all types of securities and may expose a Fund to greater market or liquidity risk or cause difficulty in valuing portfolio instruments held by the Fund. This could cause a Fund to underperform other types of investments.

The severity or duration of such conditions and/or events may be affected by policy changes made by governments or quasi-governmental organizations. Instability in the financial markets has led governments across the globe to take a number of unprecedented actions designed to support the financial markets. Future government regulation and/or intervention may also change the way in which a Fund is regulated and could limit or preclude the Fund’s ability to achieve its investment objective. For example, one or more countries that have adopted the euro may abandon that currency and/or withdraw from the European Union, which could disrupt markets and affect the liquidity and value of a Fund’s investments, regardless of whether the Fund has significant exposure to European markets. In addition, governments or their agencies may acquire distressed assets from financial institutions and acquire ownership interests in those institutions, which may affect a Fund’s investments in ways that are unforeseeable.

In addition, in the United States, total public debt as a percentage of gross domestic product has grown rapidly since the beginning of the financial downturn. High levels of national debt may raise concerns that the U.S. government will be unable to pay investors at maturity, may cause declines in currency valuations and may prevent the U.S. government from implementing effective fiscal policy. In 2011, Standard & Poor’s lowered its long-term sovereign credit rating on the United States, which may affect the market price and yields of certain U.S. Government securities.

HIGH YIELD/HIGH RISK SECURITIES

The Funds may invest in high yield/high risk securities. Securities rated lower than Baa by Moody’s Investor Service (“Moody’s”), or lower than BBB by Standard & Poor’s Rating Services (“S&P”), are referred to as “non-investment grade,” “high yield” or “junk” bonds. In general, the market for lower rated, high-yield bonds is more limited than the market for higher rated bonds, and because their markets may be thinner and less active, the market prices of lower rated, high-yield bonds may fluctuate more than the prices of higher rated bonds, particularly in times of market stress. In addition, while the market for high-yield, corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high-yield bond market, especially during periods of economic recession. Other risks that may be associated with lower rated, high-yield bonds include their relative insensitivity to interest-rate changes; the exercise of any of their redemption or call provisions in a declining market which may result in their replacement by lower yielding bonds; and legislation, from time to time, which may adversely affect their market. A description of the ratings used herein and in the Prospectuses is set forth in Appendix A to this SAI.

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Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of the Funds to achieve their investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Funds were investing in higher quality securities.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of high yield securities defaults, the Funds may incur additional expenses to seek recovery. In the case of high yield securities structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes and, therefore, tend to be more volatile than securities that pay interest periodically and in cash. The secondary markets on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the daily NAV of the Funds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. The adoption of new legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of any future legislation, and the probability of such legislation being enacted, is uncertain.

The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

ILLIQUID INVESTMENTS, RULE 144A SECURITIES, AND SECTION 4(2) SECURITIES

Each Fund may invest up to 15% of its net assets in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale. This policy does not limit the acquisition of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”) or commercial paper issued pursuant to Section 4(2) under the 1933 Act that are determined to be liquid in accordance with guidelines established by the Trust’s Board of Trustees. There may be delays in selling these securities and sales may be made at less favorable prices.

The Adviser may determine that a particular Rule 144A or Section 4(2) security is liquid and thus not subject to a Fund’s limits on investment in illiquid securities, pursuant to guidelines adopted by the Board of Trustees. Factors that the Adviser must consider in determining whether a particular Rule 144A security is liquid include the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security, and the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A securities could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutions might become, for a time, uninterested in purchasing these securities.

INVERSE FLOATING RATE OBLIGATIONS

The Funds may invest in inverse floating rate obligations (“inverse floaters”). Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London InterBank Offered Rate). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. In addition, like most other fixed income securities, the value of inverse floaters will generally decrease as interest rates increase. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater Collateralized Mortgage Obligations (“CMOs”) exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying mortgage assets.

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INVESTMENT COMPANY SECURITIES

Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, an investor becomes a shareholder of that investment company. As a result, a Fund’s shareholders indirectly will bear the underlying fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses a Fund’s shareholders directly bear in connection with a Fund’s own operations.

Generally, under the 1940 Act and related rules, a Fund may purchase an unlimited amount of shares of an affiliated fund or a money market fund. A Fund may also purchase shares of an unaffiliated fund as long as: (i) the Fund doesn’t invest more than 5% of its total assets in the securities of any one investment company (ETF or other mutual funds); (ii) the Fund doesn’t own more than 3% of the outstanding voting stock of any one investment company; or (iii) the Fund doesn’t invest more than 10% of its total assets in the securities of other investment companies. A Fund may exceed the limits if (i) the unaffiliated fund or the Fund has received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Fund; and (ii) the unaffiliated fund and the Fund take appropriate steps to comply with any conditions in such order. In the alternative, a Fund may exceed the 5% limitation and the 10% limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by FINRA for funds of funds.

The Trust may, in the future, seek to achieve the investment objective of the Funds by investing all of their assets in an open-end management investment company having substantially the same investment objective, policies and restrictions as the Funds (i.e., under a master/feeder arrangement). In such event, the investment advisory contracts for the Funds would be terminated. Such change would be made only if the Trustees of the Trust believe that the aggregate per share expenses of a Fund and such other investment company will be less than or approximately equal to the expenses which the Fund would incur if the Trust was to continue to retain the services of an investment adviser for the Fund and the assets of the Funds were to continue to be invested directly in portfolio securities.

Investments in securities issued by other investment companies present the following risks:

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause a Fund to underperform other similar funds or cause you to lose money, and that a Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that a Fund may invest in underlying funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the underlying funds or otherwise.

INVESTMENTS IN CHINA AND HONG KONG

The RMB Fixed Income Fund and RMB Currency Fund both seek to achieve their respective investment objectives by investing in securities or instruments that provide exposure to RMB. In addition to the aforementioned risks of investing in emerging markets, investing in securities listed and traded in China involves special considerations not typically associated with investing in countries with more democratic governments or more established economies, securities or currency markets. Such risks may include: (i) the risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty (including the risk of war); (iii) dependency on exports and the corresponding importance of international trade; (iv) increasing competition from Asia’s other low-cost emerging economies; (v) currency exchange rate fluctuations and the lack of available currency hedging instruments; (vi) higher rates of inflation; (vii) controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; (viii) greater governmental involvement in and control over the economy; (ix) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (x) the fact that Chinese companies, particularly those located in China, may be smaller, less seasoned and newly organized; (xi) the differences in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (xii) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (xiii) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (xiv) the fact that the settlement period of securities transactions in foreign markets may be longer; (xv) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (xvi) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (xvii) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; (xviii) the risk that, because of the degree of interconnectivity between the economies and financial markets of China and Hong Kong, any sizable reduction in the demand for goods from China, or an economic downturn in China, could negatively affect the economy and financial market of Hong Kong as well; and (xix) the risk that certain companies in China may have dealings with countries subject to sanctions or embargoes imposed by the U.S. Government or identified as state sponsors of terrorism.

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The government of China maintains strict currency controls in support of economic, trade and political objectives and regularly intervenes in the currency market. The government’s actions in this respect may not be transparent or predictable. As a result, the value of RMB, and the value of securities designed to provide exposure to RMB, can change quickly and arbitrarily. Furthermore, it is difficult for foreign investors to directly access money market securities in China because of investment and trading restrictions. Major remaining barriers to foreign investment include opaque and inconsistently enforced laws and regulations and the lack of a rules-based legal infrastructure. These and other factors may decrease the value and liquidity of a Fund’s investments, and therefore the value and liquidity of an investment in the Fund. These and other factors could have a negative impact on a Fund’s performance.

The laws, government policies and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of a Fund’s portfolio. After the formation of the Chinese socialist state in 1949, the Chinese government renounced various debt obligations and nationalized private assets without compensation. There can be no assurance that the Chinese government will not take similar actions in the future.

Only recently has China loosened some of its controls with respect to foreign investment to permit private economic activity. Under the economic reforms implemented by the Chinese government, the Chinese economy has experienced tremendous growth. However, there is no guarantee that the Chinese government will continue its current economic reforms or that the growth of the Chinese economy will be sustained in the future. Economic growth in China has historically been accompanied by periods of high inflation. If measures adopted by the Chinese government to counter inflation do not succeed, and if inflation were to worsen, the Chinese economy could be adversely affected.

The Chinese government continues to be an active participant in many economic sectors through ownership positions in Chinese companies and other forms of regulation. Certain government policies may result in the preferential treatment of particular sectors or companies and may have a significant effect on the Chinese economy. Exports and trade are integral to the Chinese economy. As a result, adverse changes to the economic conditions of China’s primary trading partners, such as the United States, Japan and South Korea, could adversely impact the Chinese economy.

China operates under a civil law system, in which court precedent is not binding. The law is controlled exclusively through written statutes. Because there is no binding precedent to interpret existing statutes, there is also uncertainty regarding the implementation of existing law.

Investments in Hong Kong are also subject to certain political risks. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. In 1997, Great Britain handed over control of Hong Kong to the Chinese mainland government. Since that time, Hong Kong has been governed by a semi-constitution known as the Basic Law, which guarantees a high degree of autonomy with regard to its political, legal and economic systems for a period of at least 50 years. China controls matters that relate to defense and foreign affairs. The chief executive of Hong Kong is appointed by the Chinese government. Hong Kong is able to participate in international organizations and agreements and it continues to function as an international financial center, with no exchange controls, free convertibility of the Hong Kong dollar and free inward and outward movement of capital. However, there is no guarantee that China will continue to honor Hong Kong’s autonomy, and China may change its policies regarding Hong Kong at any time. If China were to exert its authority so as to alter the economic, political, or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance. An investment in a Fund involves risk of a total loss.

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MONEY MARKET SECURITIES

Each Fund’s investments in money market instruments will consist of: (i) short-term obligations of the U.S. Government, its agencies and instrumentalities; (ii) other short-term debt securities rated A or higher by Moody’s or S&P or, if unrated, of comparable quality in the opinion of the Adviser ; (iii) commercial paper, including master demand notes; (iv) bank obligations, including certificates of deposit, bankers’ acceptances and time deposits; (v) repurchase agreements; and (vi) shares of money market funds, which may include the Prime Money Market Fund. Securities issued or guaranteed as to principal and interest by the U.S. Government include a variety of Treasury securities, which differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the Treasury.

Considerations of liquidity and preservation of capital mean that a Fund may not necessarily invest in money market instruments paying the highest available yield at a particular time.

PARTICIPATION NOTES AND PARTICIPATORY NOTES

The EM Local Debt Fund,Frontier Market Fund and RMB Currency Fund may invest in participation notes or participatory notes (“P-notes”). P-notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. If the P-note were held to maturity, the issuer would pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. The holder of a P-note that is linked to a particular underlying security or instrument may be entitled to receive any dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. P-notes involve transaction costs. Investments in P-notes involve the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate. In addition, there can be no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the underlying value of the security, instrument or market that it seeks to replicate. Due to liquidity and transfer restrictions, the secondary markets on which a P-note is traded may be less liquid than the market for other securities, or may be completely illiquid, which may also affect the ability of a fund to accurately value a P-note. P-notes typically constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, which subjects a Fund that holds them to counterparty risk (and this risk may be amplified if a Fund purchases P-notes from only a small number of issuers).

DEPOSITARY RECEIPTS (CDRS, EDRS, GDRS)

The Emerging Markets Equity Fund and Frontier Markets Fund may invest in depositary receipts. European Depositary Receipts (“EDRs”), which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Global Depositary Receipts (“GDRs”) are issued globally and evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe and GDRs are designed for trading in non-U.S. securities markets. The Funds may invest in EDRs, CDRs and GDRs through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to holders of such receipts in respect of the deposited securities.

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There are certain risks associated with investments in unsponsored depositary programs. Because the non-U.S. company does not actively participate in the creation of the depositary program, the underlying agreement for service and payment will be between the depositary and the shareholder. The company issuing the stock underlying the depositary receipts pays nothing to establish the unsponsored facility, as fees for depositary receipt issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment. In an unsponsored depositary program, there also may be several depositaries with no defined legal obligations to the non-U.S. company. The duplicate depositaries may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

In addition, with respect to all depositary receipts, there is always the risk of loss due to currency fluctuations.

REPURCHASE AGREEMENTS

The Funds may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit and certain bankers’ acceptances. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. Repurchase agreements involve certain risks not associated with direct investments in the underlying securities. In the event of a default or bankruptcy by the seller, a Fund will seek to liquidate such collateral. The exercise of a Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. Repurchase agreements are considered to be loans by an investment company under the 1940 Act.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of a Fund and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. While the management of the Trust acknowledges these risks, they will attempt to control such risks through stringent security selection criteria and careful monitoring procedures.

SHORT SALES

The Funds may make short sales of securities as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. In connection with short sales of securities, the Fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities, and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that a Fund replaces the borrowed security, a Fund will incur a loss; conversely, if the price declines, a Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

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To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that the Adviser determines to be liquid in accordance with procedures established by the Board of Trustees and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until a Fund replaces the borrowed security. A short sale is “against the box” to the extent that a Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. A Fund will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

SHORT-TERM TRADING

The Funds may engage in short-term trading. Although the Funds will not make a practice of short-term trading, purchases and sales of securities will be made whenever necessary or desirable in the management’s view to achieve the investment objective of a Fund. A change in the securities held by a Fund is known as “portfolio turnover.” Management does not expect that in pursuing a Fund’s investment objective unusual portfolio turnover will be required and intends to keep turnover to a minimum consistent with each Fund’s investment objective. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The management believes unsettled market economic conditions during certain periods require greater portfolio turnover in pursuing a Fund’s investment objectives than would otherwise be the case. A higher incidence of portfolio turnover will result in greater transaction costs to a Fund.

SOVEREIGN AND SUPRANATIONAL DEBT OBLIGATIONS

Certain Funds may invest in sovereign and supranational debt obligations. Debt instruments issued or guaranteed by foreign governments, agencies, and supranational (“sovereign debt obligations”), especially sovereign debt obligations of developing countries, may involve a high degree of risk, and may be in default or present the risk of default. The issuer of the obligation or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors. The total public debt of governments as a percentage of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high levels of debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may increase borrowing costs and cause a government to issue additional debt, thereby increasing the risk of refinancing. A high national debt also raises concerns that a government may be unable or unwilling to repay the principal or interest on its debt. Unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns.

U.S. GOVERNMENT SECURITIES

The Funds may invest in U.S. Government securities to the extent set forth in the Prospectuses and this SAI. U.S. Government securities include bills, notes, and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. Government.

Some U.S. Government securities are supported by the direct full faith and credit pledge of the U.S. Government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agencies’ obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. Government will be able or willing to repay any principal or interest when due or will provide financial support to a U.S. Government agency, authority, instrumentality or sponsored enterprise when it is not obligated by law to do so.

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WARRANTS

A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Once a warrant expires, it has no value in the market. Warrant positions will not be used to increase the leverage of a Fund. Consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The EM Local Debt Fund and RMB Currency Fund may purchase or sell securities on a when-issued or delayed-delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the transaction. The when-issued securities are subject to market fluctuation and no interest accrues to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself in which case there could be an unrealized loss at the time of delivery. If the other party to a when-issued transaction fails to deliver or pay for the security, a Fund could miss a favorable price or yield opportunity or suffer a loss.

ZERO COUPON OBLIGATIONS

The Funds may invest in zero coupon obligations, which are fixed income securities that do not make regular interest payments. Instead, zero coupon obligations are sold at substantial discounts from their face value. A Fund will accrue income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy a Fund’s distribution obligations, in which case the Fund will forego the purchase of additional income-producing assets with these funds. The difference between a zero coupon obligation’s issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero coupon obligations may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon obligation prices may also exhibit greater price volatility than ordinary fixed income securities because of the manner in which their principal and interest are returned to the investor.

PORTFOLIO TURNOVER

For the purposes of this section, the term “Adviser” also includes the Subadvisers for the Funds.

The Adviser manages each Fund generally without regard to restrictions on portfolio turnover. In general, a Fund will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. The Adviser engages in portfolio trading for a Fund if it believes a transaction net of costs (including custodian charges) will help achieve the investment objective of the Fund. In managing a Fund’s portfolio, the Adviser seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. Expenses to each Fund, including brokerage commissions, and the realization of capital gains that are taxable to the Fund’s shareholders tend to increase as the portfolio turnover increases.

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For the fiscal periods ended October 31, 2013 and October 31, 2012, the portfolio turnover rate for each Fund was:

Fund(1)	2013	2012
EM Debt Fund	53%	54%
EM Local Debt Fund	86%	43%
Frontier Markets Fund	44%	26%
Total Return Fund	64%	83%(2)
RMB Fixed Income Fund	0%	0%(3)

(1)	The Emerging Markets Equity Fund, Risk Managed Fund and RMB Currency Fund have not commenced operations as of the date of this SAI.
(2)	From March 30, 2012 through October 31, 2012.
(3)	From June 8, 2012 through October 31, 2012.

If a Fund has a high portfolio turnover rate (e.g., 100% or more), transaction costs incurred by the Fund, and the realized capital gains and losses may be greater than those of a Fund with a lesser portfolio turnover rate. See “Portfolio Transactions” and “Tax Matters.”

PORTFOLIO TRANSACTIONS

For the purposes of this section, the term “Adviser” also includes the Subadvisers for the Funds.

The Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities for the Funds. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of each Fund’s shareholders rather than by any formula. In placing orders for each Fund, the primary consideration is prompt execution of orders in an effective manner at the most favorable price, although each Fund does not necessarily pay the lowest spread or commission available. Other factors taken into consideration are the dealer’s general execution and operational facilities, the type of transaction involved and other factors such as the dealer’s risk in positioning the securities. To the extent consistent with applicable legal requirements, the Adviser may place orders for the purchase and sale of investments for a Fund with a broker-dealer affiliate of the Adviser.

The Adviser may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer that has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising several of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing each Fund. The management fee paid from each Fund is not reduced because the Adviser and its affiliates receive such services.

Generally, fixed income securities and money market securities are traded on a principal basis and do not involve brokerage commissions. Under the 1940 Act, persons affiliated with HSBC Bank USA, N.A. (“HSBC Bank”), the Adviser, a Fund or Foreside Distribution Services, L.P. (“Foreside” or “Distributor”) are prohibited from dealing with a Fund as a principal in the purchase and sale of securities except in accordance with regulations adopted by the SEC. A Fund, except the RMB Fixed Income Fund, may purchase municipal obligations from underwriting syndicates of which the Distributor or other affiliate is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act. The RMB Fixed Income Fund may purchase securities from underwriting syndicates of which the Adviser, Sub-Adviser, or any of their affiliates is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act. Under the 1940 Act, persons affiliated with the Adviser, a Fund or the Distributor may act as a broker for the Fund. In order for such persons to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by such persons must be reasonable and fair compared to the commissions, fees or other remunerations paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliate to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Trustees of the Trust regularly review any commissions paid by the Funds to affiliated brokers. The Funds will not do business with nor pay commissions to affiliates of the Adviser in any portfolio transactions where they act as principal. Unless authorized by law, the RMB Fixed Income Fund will not do business with nor pay commissions to affiliates of the Adviser in any portfolio transactions where they act as principal. These restrictions may preclude the RMB Fixed Income Fund from purchasing or selling, or may limit the RMB Fixed Income Fund’s purchase and sale of, certain securities, particularly in Asian markets in which affiliates of the Adviser are active brokers or dealers with large market shares, including markets in which the RMB Fixed Income Fund principally invests. Moreover, these restrictions could potentially have an impact on the RMB Fixed Income Fund’s performance and liquidity of portfolio holdings.

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As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Adviser may cause a Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in the 1934 Act) to the Adviser an amount of commission for effecting a securities transaction for a Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction, provided the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or its respective overall responsibilities to the Fund or to its other clients. Not all of such services are useful or of value in advising each Fund.

The term “brokerage and research services” includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement. Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Funds and the Adviser’s other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement. The SEC has published interpretative guidance that tightened previously existing standards concerning the types of expenses that qualify for the Section 28(e) safe harbor and set forth certain steps that investment advisers would need to take in order to ensure such qualification.

Investment decisions for each Fund and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought for certain clients even though it could have been sold for other clients at the same time, and a particular security may be sold for certain clients even though it could have been bought for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. In some instances, one client may sell a particular security to another client. Two or more clients may simultaneously purchase or sell the same security, in which event each day’s transactions in that security are, insofar as practicable, averaged as to price and allocated between such clients in a manner which in the Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. In addition, when purchases or sales of the same security for a Fund and for other clients of the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchases or sales. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients in terms of the price paid or received or of the size of the position obtainable. It is recognized that, in some cases, this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In other cases, however, the Adviser believes that the Funds’ ability to participate in volume transactions will produce better executions for the Funds. However, regulatory restrictions that prohibit transactions with affiliates of the RMB Fixed Income Fund may preclude the Fund’s ability to participate in these volume transactions and cause the Fund to engage unaffiliated brokers or dealers, which could impact the timing of a transaction, the price at which a security is purchased or sold, and the RMB Fixed Income Fund’s performance.

The Board has adopted a policy to ensure compliance with Rule 12b-1(h) under the 1940 Act in the selection of broker-dealers to execute portfolio transactions for the Funds. Generally, Rule 12b-1(h) prohibits the Funds from compensating a broker-dealer for promotion or sale of Fund shares by directing to the broker-dealer securities transactions or remuneration received or to be received from such portfolio securities transactions.

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If a Fund invests primarily in fixed income securities, it is anticipated that most purchases and sales will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, such Funds would not ordinarily pay significant brokerage commissions with respect to their securities transactions.

In the United States and in some other countries debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter’s commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer’s mark-up or mark-down. The Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the best available price, securities may, as authorized by each Fund’s investment advisory contract, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present, no arrangements for the recapture of commission payments are in effect.

For the fiscal years ended October 31, 2013, 2012, and 2011, the Funds paid aggregate brokerage commissions as shown in the following table:

Fund(1)	2013	2012	2011
EM Debt Fund	$125	$0	$0(2)
EM Local Debt Fund	$0	$0	$0(2)
Frontier Markets Fund	$328,902	$34,622	$54,662(3)
Total Return Fund	$5,218	$0(4)	N/A
RMB Fixed Income Fund	$0	$0(5)	N/A

(1)	The Emerging Markets Equity Fund, Risk Managed Fund and RMB Currency Fund have not commenced operations as of the date of this SAI.
(2)	From April 7, 2011 through October 31, 2011.
(3)	From September 6, 2011 through October 31, 2011.
(4)	From March 30, 2012 through October 31, 2012.
(5)	From June 8, 2012 through October 31, 2012.

During the fiscal year ended October 31, 2013, the Funds acquired securities issued by their regular brokers or dealers, or their parent companies, as reflected in the table below. The following shows the aggregate holdings of the securities of each such issuer as of October 31, 2013. (For these purposes a regular broker or dealer includes any of the (a) ten brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the Trust’s portfolio transactions during its most recent fiscal year, (b) ten brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Trust during its most recent fiscal year, or (c) ten brokers or dealers that sold the largest dollar amount of securities of the Funds during the Trust’s most recent fiscal year.)

Fund(1)	Banco Santander	Renaissance Capital
Emerging Markets Debt Fund	$143,437	$0
Emerging Markets Local Debt Fund	$0	$0
Frontier Markets Fund	$0	$1,362,764
Total Return Fund	$1,051,875	$0
RMB Fixed Income Fund	$0	$0

(1)	The Emerging Markets Equity Fund, Risk Managed Fund and RMB Currency Fund have not commenced operations as of the date of this SAI.

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DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies and procedures for the Trust relating to disclosure of the Trust’s portfolio securities (the “Policy”). The Policy is designed to ensure disclosure of holdings information where necessary to the Trust’s operation or useful to the Trust’s shareholders without compromising the integrity or performance of the Trust. Disclosure of information regarding the portfolio holdings of the Funds occurs only upon the determination, by the Trust’s Chief Compliance Officer (“CCO”), that such disclosure is in the best interests of the Funds’ shareholders and that it does not present a conflict of interest between the shareholders and the Adviser, principal underwriter, or any affiliated person of the Funds, the Adviser, its principal underwriter or any subadviser of the Funds.

Pursuant to applicable law, the Trust is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter. The Trust discloses a complete schedule of investments in each Semi-Annual Report and Annual Report to Shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to shareholders, but are also available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. These reports are also available, free of charge, on the Trust’s website at www.emfunds.us.hsbc.com or at www.investorfunds.us.hsbc.com.

The Trust’s website also provides information about each Fund’s top 10 holdings, sector holdings and other characteristics data as of the end of the most recent month. The Trust may publish the Funds’ full portfolio holdings thirty (30) days after the end of each month. This information is available until updated as of the following month. The information on the Trust’s website is publicly available to all categories of persons.

The Trust or the Adviser may share non-public holdings information of the Trust sooner than 60 days of the end of the fiscal quarter with the Adviser and other service providers to the Trust (including the Trust’s custodian, the Sub-Administrator; and pricing services such as FT Interactive). In addition, the Trust may share non-public holdings information with mutual fund ranking and NRSROs, including Standard & Poor’s Corporation, Morningstar, Lipper Analytical Services and Bloomberg L.P. These service providers and other entities owe contractual, fiduciary, or other legal duties of confidentiality to the Trust or the Adviser that foster reasonable expectations that holdings information will not be misused. The Trust’s officers may authorize disclosure of the Trust’s holdings portfolio information to service providers where such service provider needs information to fulfill its duties.

The Trust may also disclose information about portfolio holdings to mutual fund evaluation services that agree not to disclose the information to third parties and that enter into a Confidentiality Agreement. Such Confidentiality Agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that such information will be used solely for the purpose of analysis and evaluation of the portfolio. Disclosures may be made to other third parties under a Confidentiality Agreement satisfactory to Fund counsel and the Trust’s CCO. The Confidentiality Agreement prohibits anyone in possession of non-public holdings information from purchasing or selling securities based on such information, or from disclosing such information to other persons, except for those who are actually engaged in, and need to know, such information to perform services for the portfolio.

Currently, the Trust has arrangements to provide additional disclosure of holdings information to the following evaluation services: Lipper Analytical Services (10 days after the end of each month), Morningstar (between 60-70 days after the end of each quarter), Bloomberg L.P. (60 days after the end of each quarter) and Standard & Poor’s Corporation (between 3-5 days after the end of each week).

No compensation or other consideration is paid to or received by any party in connection with the disclosure of holdings information, including the Trust, the Adviser and its affiliates.

Pursuant to the Policy, the CCO may authorize exceptions and allow disclosures under other circumstances he or she deems appropriate. In addition, a Fund may disclose its holdings, as appropriate, in conformity with the foregoing principles. Compliance with the Policy (including the use of the portfolio holdings information) will be monitored by the CCO or his or her designee on a regular basis, and any violations constituting a “Material Compliance Matter” as defined under Rule 38a-1 of the 1940 Act will be reported by the CCO to the Board.

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INVESTMENT RESTRICTIONS

The Trust, with respect to each Fund, has adopted certain fundamental and non-fundamental investment restrictions. Fundamental investment restrictions may not be changed without approval by holders of a “majority of the outstanding voting securities” of a Fund. The term “majority of the outstanding voting securities” as used in this SAI means the vote of the lesser of (i) 67% or more of the outstanding “voting securities” of the Fund present at a meeting, if the holders of more than 50% of the outstanding “voting securities” are present or represented by proxy, or (ii) more than 50% of the outstanding “voting securities.” The term “voting securities” as used in this paragraph has the same meaning as in the 1940 Act.

ALL FUNDS

Each of the Funds is subject to the following non-fundamental restrictions, in addition to the fundamental and non-fundamental restrictions set forth below under the headings for each Fund:

1. The Fund may not purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures.

2. The Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options and futures contracts are not deemed to constitute short sales of securities, except under such conditions as may be set forth in the Prospectus and in this SAI.

3. The Fund may not invest in securities of any registered investment company except to the extent permitted under the 1940 Act generally or in accordance with any exemptive order granted to the Trust by the SEC.

4. The Fund may not directly purchase securities or other instruments issued by companies that manufacture cluster munitions or anti-personnel mines. The Adviser uses the definitions within the 1997 Mine Ban Treaty and the 2008 Convention on Cluster Bombs for guidance and implementation. The Fund may purchase securities of registered investment companies, ETNs or other pooled vehicles that invest in companies that manufacture cluster munitions or anti-personnel mines.

EM DEBT FUND

As a matter of fundamental policy, the Fund will not (except that none of the following investment restrictions shall prevent the Fund from investing all of its assets in separate registered investment companies with substantially the same investment objectives):

1. borrow money, except to the extent permitted under the 1940 Act;

2. issue any senior securities, except as permitted under the 1940 Act;

3. act as underwriter of securities within the meaning of the 1933 Act, except insofar as they might be deemed to be underwriters upon disposition of certain portfolio securities acquired within the limitation of purchases of restricted securities;

4. purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts;

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5. purchase or sell commodities or commodity contracts, except that the Fund may deal in forward foreign exchange transactions between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

6. make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act; and

7. purchase any securities, which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

In applying fundamental policy number 7, mortgage-backed securities need not be considered a single industry, and shall be classified as follows for purposes of the concentration policy. Mortgage-backed securities issued by governmental agencies and government-related organizations shall be excluded from the limitation in fundamental policy number 7.

EM EQUITY FUND

As a matter of fundamental policy, the Fund will not (except that none of the following investment restrictions shall prevent the Fund from investing all of their assets in separate registered investment companies with substantially the same investment objectives):

1. borrow money, except to the extent permitted under the 1940 Act;

2. issue any senior securities, except as permitted under the 1940 Act;

3. act as underwriter of securities within the meaning of the 1933 Act, except insofar as they might be deemed to be underwriters upon disposition of certain portfolio securities acquired within the limitation of purchases of restricted securities;

4. purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts;

5. purchase or sell commodities or commodity contracts, except that the Fund may deal in forward foreign exchange transactions between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

6. make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act; and

7. purchase any securities, which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

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EM LOCAL DEBT FUND

As a matter of fundamental policy, the Fund will not (except that none of the following investment restrictions shall prevent the Fund from investing all of its assets in separate registered investment companies with substantially the same investment objectives):

1. borrow money, except to the extent permitted under the 1940 Act;

2. issue any senior securities, except as permitted under the 1940 Act;

3. act as underwriter of securities within the meaning of the 1933 Act, except insofar as they might be deemed to be underwriters upon disposition of certain portfolio securities acquired within the limitation of purchases of restricted securities;

4. purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts;

5. purchase or sell commodities or commodity contracts, except that the Fund may deal in forward foreign exchange transactions between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

6. make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act; and

7. purchase any securities, which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

In applying fundamental policy number 7, mortgage-backed securities need not be considered a single industry, and shall be classified as follows for purposes of the concentration policy. Mortgage-backed securities issued by governmental agencies and government-related organizations shall be excluded from the limitation in fundamental policy number 7.

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FRONTIER MARKETS FUND

As a matter of fundamental policy, the Fund will not (except that none of the following investment restrictions shall prevent the Fund from investing all of its assets in separate registered investment companies with substantially the same investment objective):

1. borrow money, except to the extent permitted under the 1940 Act;

2. issue any senior securities, except as permitted under the 1940 Act;

3. act as underwriter of securities within the meaning of the 1933 Act, except insofar as they might be deemed to be underwriters upon disposition of certain portfolio securities acquired within the limitation of purchases of restricted securities;

4. purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts;

5. purchase or sell commodities or commodity contracts, except that the Fund may deal in forward foreign exchange transactions between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

6. make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act; and

As a matter of fundamental policy, the Fund (or a separate registered investment company with substantially the same investment objective in which the Fund invests all of its assets) will, under normal market conditions:

1. invest more than 25% of its total assets (measured at the time of purchase) in the financial services group of industries. The Fund may not, however, concentrate its investments in any other industry or group of industries outside of the financial services group of industries, except that this limit does not apply to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, or (ii) repurchase agreements secured by the instruments described in clause (i).

The following interpretations apply to, but are not a part of, this fundamental restriction: the financial services group of industries is deemed to include industries within the financial services sector, including banks, broker-dealers, insurance companies, finance companies (e.g., automobile finance), and related asset-backed securities. Asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry. The Adviser or Subadviser may analyze the characteristics of a particular issuer and security and assign an industry classification consistent with those characteristics in the event that either a third-party classification provider used by the Adviser or Subadviser or another fund service provider does not assign a classification or assigns a classification inconsistent with that believed appropriate by the Adviser or Subadviser based on their analysis of the economic characteristics of the issuer.

RISK MANAGED FUND

As a matter of fundamental policy, the Fund will not (except that none of the following investment restrictions shall prevent the Fund from investing all of its assets in separate registered investment companies with substantially the same investment objectives):

1. borrow money, except to the extent permitted under the 1940 Act;

2. issue any senior securities, except as permitted under the 1940 Act;

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3. act as underwriter of securities within the meaning of the 1933 Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation of purchases of restricted securities;

4. purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts;

5. purchase or sell commodities or commodity contracts, except that the Fund may deal in forward foreign exchange transactions between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

6. make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act; and

7. purchase any securities, which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

In applying fundamental policy number 7, mortgage-backed securities need not be considered a single industry, and shall be classified as follows for purposes of the concentration policy. Mortgage-backed securities issued by governmental agencies and government-related organizations shall be excluded from the limitation in fundamental policy number 7.

TOTAL RETURN FUND

As a matter of fundamental policy, the Fund will not (except that none of the following investment restrictions shall prevent the Fund from investing all of its assets in separate registered investment companies with substantially the same investment objective):

1. borrow money, except to the extent permitted under the 1940 Act;

2. issue any senior securities, except as permitted under the 1940 Act;

3. act as underwriter of securities within the meaning of the 1933 Act, except insofar as they might be deemed to be underwriters upon disposition of certain portfolio securities acquired within the limitation of purchases of restricted securities;

4. purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts;

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5. purchase or sell commodities or commodity contracts, except that the Fund may deal in forward and non-deliverable forward foreign exchange transactions between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

6. make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act; and

7. purchase any securities, which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

RMB FIXED INCOME FUND

As a matter of fundamental policy, the Fund will not (except that none of the following investment restrictions shall prevent the Fund from investing all of its assets in separate registered investment companies with substantially the same investment objective):

1. borrow money, except to the extent permitted under the 1940 Act;

2. issue any senior securities, except as permitted under the 1940 Act;

3. act as underwriter of securities within the meaning of the 1933 Act, except insofar as they might be deemed to be underwriters upon disposition of certain portfolio securities acquired within the limitation of purchases of restricted securities;

4. purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts;

5. purchase or sell commodities or commodity contracts, except that the Fund may deal in forward and non-deliverable forward foreign exchange transactions between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures; and

6. make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act

As a matter of fundamental policy, the Fund (or a separate registered investment company with substantially the same investment objective in which the Fund invests all of its assets) will, under normal market conditions:

1. invest more than 25% of its total assets (measured at the time of purchase) in the financial services group of industries. The Fund may not, however, concentrate its investments in any other industry or group of industries outside of the financial services group of industries, except that this limit does not apply to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, or (ii) repurchase agreements secured by the instruments described in clause (i).

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The following interpretations apply to, but are not a part of, this fundamental restriction: the financial services group of industries is deemed to include industries within the financial services sector, including banks, asset management companies, investment banking companies, brokerage companies, custody banks, finance companies (e.g., automobile finance) and insurance companies. Asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry. The Adviser or Subadviser may analyze the characteristics of a particular issuer and security and assign an industry classification consistent with those characteristics in the event that either a third-party classification provider used by the Adviser or Subadviser or another fund service provider does not assign a classification or assigns a classification inconsistent with that believed appropriate by the Adviser or Subadviser based on their analysis of the economic characteristics of the issuer.

RMB CURRENCY FUND

As a matter of fundamental policy, the Fund will not (except that none of the following investment restrictions shall prevent the Fund from investing all of its assets in separate registered investment companies with substantially the same investment objective):

1. borrow money, except to the extent permitted under the 1940 Act;

2. issue any senior securities, except as permitted under the 1940 Act;

3. act as underwriter of securities within the meaning of the 1933 Act, except insofar as they might be deemed to be underwriters upon disposition of certain portfolio securities acquired within the limitation of purchases of restricted securities;

4. purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts;

5. purchase or sell commodities or commodity contracts, except that the Fund may deal in forward and non-deliverable forward foreign exchange transactions between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures; and

6. make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act

As a matter of fundamental policy, the Fund (or a separate registered investment company with substantially the same investment objective in which the Fund invests all of its assets) will, under normal market conditions:

1. invest more than 25% of its total assets (measured at the time of purchase) in the financial services group of industries. The Fund may not, however, concentrate its investments in any other industry or group of industries outside of the financial services group of industries, except that this limit does not apply to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, or (ii) repurchase agreements secured by the instruments described in clause (i).

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The following interpretations apply to, but are not a part of, this fundamental restriction: the financial services group of industries is deemed to include industries within the financial services sector, including banks, asset management companies, investment banking companies, brokerage companies, custody banks, finance companies (e.g., automobile finance) and insurance companies. Asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry. The Adviser or Subadviser may analyze the characteristics of a particular issuer and security and assign an industry classification consistent with those characteristics in the event that either a third-party classification provider used by the Adviser or Subadviser or another fund service provider does not assign a classification or assigns a classification inconsistent with that believed appropriate by the Adviser or Subadviser based on their analysis of the economic characteristics of the issuer.

PERCENTAGE AND RATING RESTRICTIONS

If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in the Funds’ Prospectuses is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by a Fund or a later change in the rating of a security held by a Fund is not considered a violation of policy. However, the Adviser will consider such change in its determination of whether to continue to hold the security and provided further, that the Adviser will take appropriate steps, which may include the disposition of portfolio securities, as may be necessary to satisfy the applicable requirements of the 1940 Act and/or the rules thereunder with respect to the Fund’s investments in illiquid securities or any borrowings by the Fund.

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees elect the officers of the Trust and appoint service providers to manage the Trust’s day-to-day operations. The Trustees meet regularly to discuss and consider matters concerning the Trust and to oversee the Trust’s activities, including the investment performance of the Trust’s Funds and the operation of the Trust’s compliance programs, and to evaluate and address risks associated with the Trust’s activities.

BOARD COMPOSITION AND LEADERSHIP STRUCTURE

The Board is currently composed of seven Trustees, one of whom is an “interested person” (as that term is defined by Section 2(a)(19) of the 1940 Act) of the Trusts (“Interested Trustee”) by virtue of her employment with the Adviser and six of whom are not an “interested person” (as that term is defined by Section 2(a)(19) of the 1940 Act) of the Trust (“Independent Trustees”). The Chairman of the Board is an Independent Trustee, and, among other duties and responsibilities, serves as a point person for communications between the Trustees and the Trust’s management and service providers. The Board also has established an Audit Committee, a Valuation and Investment Oversight Committee, a Nominating and Corporate Governance Committee, and a Contracts and Expense Committee (the “Committees”) to facilitate the Trustees’ oversight of the management of those aspects of the Trust’s operations. Each Committee has a Chair and certain Committees also have a Vice Chair. Each Committee’s responsibilities are discussed in greater detail below.

The Trustees interact directly with the Chairman of the Board, Chairs of the Committees, each other, the Trust’s officers, and senior management of the Adviser and other service providers of the Trust at scheduled meetings and between meetings, as appropriate. The Trustees seek to have an inclusive approach to oversight. For example, each Independent Trustee is a member of each of the Committees. The Independent Trustees regularly meet outside the presence of the Trust’s management and are advised by independent legal counsel.

The Board believes that its structure facilitates the orderly and efficient flow of information to the Trustees from the Adviser and other service providers with respect to services provided to the Trust, potential conflicts of interest that could arise from these relationships and other risks that the Trust may face. The Board further believes that its structure allows all of the Trustees to participate in the full range of the Board’s oversight responsibilities and for the Board and its Committees to make informed decisions on the affairs of the Trust. The Board believes that the orderly and efficient flow of information and the ability to bring each Trustee’s talents to bear in overseeing the Trust’s operations is important, in light of the size and complexity of the HSBC Family of Funds and the risks that the fund complex faces. The Board and its Committees review their structure regularly, to help ensure that it remains appropriate as the business and operations of the Trust, and the environment in which the Trust operates, change.

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BOARD’S ROLE IN RISK OVERSIGHT OF THE TRUST

The Board oversees risk management for the Trust both directly and through its Committees, by working with the Trust’s senior officers (including the Trust’s President, CCO and Treasurer), portfolio management and other personnel of the Adviser, the Trust’s independent registered public accounting firm (the “independent auditors”), legal counsel and personnel from the Trust’s other service providers (collectively, “Trust personnel”) to identify, evaluate and seek means of mitigating risk. In this regard, the Board and its Committees request, receive and act on reports from Trust personnel on risk oversight and management, and the Trustees confer with each other and engage Trust personnel between Board meetings on such matters, as deemed appropriate.

The Board has adopted, on behalf of the Trust, and periodically reviews with the assistance of the Trust’s CCO, policies and procedures designed to address risks associated with the Trust’s activities. In addition, the Adviser and the Trust’s other service providers also have adopted policies, processes and procedures designed to identify, assess and manage certain risks associated with the Trust’s activities, and the Board receives and acts on reports from the Adviser and the Trust’s other service providers with respect to the operation of these policies, processes and procedures as required and/or as the Board deems appropriate.

QUALIFICATIONS OF THE TRUSTEES

The names of the Trustees of the Trust, their addresses, ages, positions held with the Trust, principal occupation(s) during the past five years, number of portfolios in the fund complex overseen, and other directorships held by each Trustee are set forth below.

TRUSTEES
Other Public Company
and Investment
		Term of	Principal	Portfolios In	Company
	Position(s)	Office and	Occupation(s)	Fund Complex	Directorships Held By
	Held With	Length of	During Past	Overseen By	Trustee During the
Name, Address and Age	Funds	Time Served	5 Years	Trustee*	Past 5 Years
Non-Interested Trustees
Marcia L. Beck P.O. Box 182845 Columbus, OH 43218-3035 Age: 58	Trustee	Indefinite; 2008 to present	Private Investor (June 1999 – present); Executive Vice President, Prudential Investments (1997 – 1999); President and Trustee, The Goldman Sachs Mutual Funds (1992 – 1996)	21	None

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					Other Public Company
					and Investment
		Term of	Principal	Portfolios In	Company
	Position(s)	Office and	Occupation(s)	Fund Complex	Directorships Held By
	Held With	Length of	During Past 5	Overseen By	Trustee During the
Name, Address and Age	Funds	Time Served	Years	Trustee*	Past 5 Years
Susan C. Gause P.O. Box 182845 Columbus, OH 43218-3035 Age: 60	Trustee	Indefinite; 2013 to present	Since 2003, Private Investor; Independent Trustee of Met Investors Series Trust (2008 – 2012); Chief Executive Officer, Dresdner RCM Global Investors and Allianz Dresdner Asset Management (2000 – 2002); Board Member of Dersdner Global Asset Management Board (2000 – 2002); Chief Operating Officer and Senior Managing Director of Dresdner RCM Global Investors (1998 – 2000)	21	Since 2012, Trustee, Metropolitan Series Fund
Susan S. Huang P.O. Box 182845 Columbus, OH 43218-3035 Age: 59	Trustee	Indefinite; 2008 to present	Private Investor, (2000-present); Senior Vice President, Schroder Investment Management (2001 – 2004) Managing Director, Chase Asset Management (1995-2000)	21	None
Alan S. Parsow P.O. Box 182845 Columbus, OH 43218-3035 Age: 63	Trustee	Indefinite; 1987 to present	General Partner, Elkhorn Partners, L.P. (a private investment partnership) (1989 – present)	21
Thomas F. Robards P.O. Box 182845 Columbus, OH 43218-3035 Age: 67	Trustee	Indefinite; 2005 to present	Partner, Robards & Co. LLC (investment and advisory services) (2005-present); Chief Financial Officer, American Museum of Natural History (2003- 2004); Chief Financial Officer, Datek Online Holdings (2000- 2003); Previously EVP and CFO Republic New York Corporation	21	Overseas Shipholding Group (energy transportation); Ellington Financial LLC (NYSE listed financial services), Ellington Residential Mortgage REIT (NYSE listed real estate investment trust)

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					Other Public Company
					and Investment
		Term of	Principal	Portfolios In	Company
	Position(s)	Office and	Occupation(s)	Fund Complex	Directorships Held By
	Held With	Length of	During Past 5	Overseen By	Trustee During the
Name, Address and Age	Funds	Time Served	Years	Trustee*	Past 5 Years
Michael Seely P.O. Box 182845 Columbus, OH 43218-3035 Age: 68	Chairman and Trustee	Indefinite; 1987 to present	Private Investor (2003-present); General Partner, Global Multi Manager Partners (1999-2003); President of Investor Access Corporation (1981- 2003)	21	None
Interested Trustee**
Deborah A. Hazell 452 Fifth Avenue New York, NY 10018 Age: 50	Trustee	Indefinite; 2011 to present	CEO, HSBC Global Asset Management (USA) Inc. (2011- Present); President and CEO, Fischer Francis Trees & Watts (“FFTW”) (investment advisor), February 2008 – June 2011; Client Service, Business Development and Marketing Group, FFTW (October 1999 – February 2008)	21	None
*	Includes the Trust, the Advisor Trust and the Portfolio Trust.
**	Ms. Hazell is an “interested person” of the Trusts, as defined by the 1940 Act, because of her employment with the Adviser.

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OFFICERS

Name, Address and Age	Position(s) Held With Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Richard A. Fabietti 452 Fifth Avenue New York, NY 10018 Age: 55	President	One year; 2004 to present	Senior Vice President, Head of Product Management, HSBC Global Asset Management (USA) Inc. (1998 – present)
Ty Edwards* 3435 Stelzer Road Columbus, OH 43219-3035 Age: 47	Treasurer	One year; 2010 to present	Senior Vice President, Citi Fund Services (2010– present); Director, Product Management, Columbia Management (2007 –2009)
Jennifer A. English* 100 Summer Street Suite 1500 Boston, MA 02110 Age: 41	Secretary	One year; 2008 to present	Senior Vice President, Regulatory Administration, Citi (2005 – present)
Frederick J. Schmidt* 1 Rexcorp Plaza Uniondale, NY 11556 Age: 54	Chief Compliance Officer	One year; 2004 to present	Director and Chief Compliance Officer, CCO Services, Citi (2004 – present)
*	Mr. Edwards, Ms. English and Mr. Schmidt are also officers of certain other investment companies of which Citi (or an affiliate) is the administrator or sub-administrator.

The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of the Board’s effectiveness. The Board determined that each of the Trustees is qualified to serve as a Trustee of the Trust based on a review of the experience, qualifications, attributes and skills of each Trustee. In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided and exercise effective business judgment in protecting shareholder interests; and willingness and ability to commit the time necessary to perform the duties of a Trustee. Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her experience in some of the following fields: management, consulting, or board experience in the investment management industry; academic positions in relevant fields; management, consulting, or board experience with public companies in other fields, non-profit entities or other organizations; educational background and professional training; and experience as a Trustee of the Trust. Information indicating the specific experience, skills, attributes and qualifications of each Trustee, which led to the Board’s determination that the Trustee should serve in this capacity, is provided below.

The Board’s Chairman, Mr. Seely, was previously a general partner of a private investment company, as well as the president of a shareholder value enhancement firm, which combined investor relations, finance and strategy. He is a graduate of Dartmouth College and NYU's graduate business school. Mses. Beck and Huang each have experience managing risk as well as portfolios of money market and fixed income instruments, respectively. Ms. Beck has also served as president and trustee of an unaffiliated mutual fund complex. She has a BA from Tufts University and an MBA from Columbia University. Ms. Huang has a BA from Princeton University and an MBA from Columbia University. Ms. Gause has significant experience in the financial services industry, having served as, among other things, Chief Executive Officer of Allianz Dresdner Asset Management. In that position, Ms. Gause was responsible for the day-to-day activities of the investment adviser of various registered open-end funds. Ms. Gause earned a B.S. in Biology, magna cum laude, with honors thesis, from Queens College and is a Certified Public Accountant. Mr. Robards, who is the Trust’s audit committee financial expert, has governance and operating experience in banking, brokerage and specialty finance companies and serves as a director of several public companies. Mr. Robards has a BA from Brown University and an MBA from Harvard University. Mr. Parsow, a graduate of the University of Nebraska, is a general partner of a private investment partnership and has served as an Independent Trustee since 1987. Ms. Hazell is the Chief Executive Officer of the Adviser and holds a BA in economics from New York University.

COMMITTEES

Audit Committee

The Audit Committee is comprised of all of the Independent Trustees of the Trusts. The Audit Committee is currently chaired by Mr. Robards. The primary purpose of the Audit Committee is to oversee the accounting and financial reporting policies, practices and internal controls of the Trust. The Audit Committee (i) recommends to the Board of Trustees the selection, retention, compensation and termination of an independent public accounting firm; (ii) annually reviews the scope of the proposed audit, the audit procedures to be utilized and the proposed audit fees; (iii) reviews the results of the annual audit with the independent auditors; (iv) reviews the annual financial statements of the Funds with management and the independent auditors; and (v) reviews the adequacy and effectiveness of internal controls and procedures with management and the independent auditors. The Audit Committee met 4 times during the most recent fiscal year.

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Valuation and Investment Oversight Committee

The Valuation and Investment Oversight Committee is comprised of all of the Trustees of the Trust. The Committee is currently chaired by Ms. Huang. The primary purposes of the Valuation and Investment Oversight Committee are to oversee: (i) Fund management, investment risk management, performance and brokerage practices relating to the Funds; (ii) the implementation and operation of the Trust’s Valuation Procedures and the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act with respect to the Money Market Funds; and (iii) the selection process for investment sub-advisers to series of the Trust. The Valuation and Investment Oversight Committee met 4 times during the most recent fiscal year.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is comprised of all of the Independent Trustees of the Trust. The Committee is currently chaired by Ms. Gause. This Committee, among other things, (i) makes nominations for trustee membership on the Board; (ii) evaluates on a periodic basis the operations and effectiveness of the Board as a whole; (iii) periodically reviews the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board; (iv) periodically reviews Board governance procedures and shall recommend any appropriate changes to the full Board; (v) reviews proxy voting guidelines, policies, and procedures and makes related recommendations to the Board; (vi) periodically reviews Trustee compensation and shall recommend any appropriate changes to the Board as a group; and (vii) make recommendations to the Board regarding the retention of professional liability insurance (D&O/E&O Insurance) and investment company fidelity bonds.

The Nominating and Corporate Governance Committee also considers nominees recommended by shareholders. Such recommendations should be forwarded to the President of the Trust. The Nominating and Corporate Governance Committee met 5 times during the most recent fiscal year.

Contracts and Expense Committee

The Contracts and Expense Committee is comprised of all of the Independent Trustees of the Trust. The Contracts and Expense Committee is currently chaired by Ms. Beck. The primary purpose of the Contracts and Expense Committee is to help ensure that the interests of the Funds and their shareholders are appropriately served by: (i) agreements and plans to which the Trust is a party or direct beneficiary; and (ii) expenses payable by the Trust and its series. The Contracts and Expense Committee met 5 times during the most recent fiscal year.

FUND OWNERSHIP

Listed below for each Trustee is a dollar range of securities beneficially owned in the Funds together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee in the HSBC Family of Funds, including those in the Trusts, as of December 31, 2013.

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Aggregate
Dollar Range
of Equity
					Dollar	Securities in
		Dollar Range	Dollar	Dollar	Range of	All Registered
	Dollar Range	of Equity	Range of	Range of	Equity	Investment
	of Equity	Securities in	Equity	Equity	Securities	Companies
	Securities in	Emerging	Securities in	Securities	in RMB	Overseen By
	Emerging	Markets	Frontier	in Total	Fixed	Trustee in
Name of	Markets Debt	Local Debt	Markets	Return	Income	HSBC Family
Trustee	Fund	Fund	Fund	Fund	Fund	of Funds
Non-Interested Trustees
Marcia L.	None	None	None	None	None	None
Beck
Susan C.	None	None	None	None	None	None
Gause
Susan S.	None	None	None	None	None	None
Huang
Alan S. Parsow	None	None	None	None	None	None
Thomas	None	None	None	None	None	None
Robards
Michael Seely	None	None	$50,001- $100,000	None	None	$50,001- $100,000
Interested Trustee
Deborak A. Hazell	$10,001- $50,000	$10,001- $50,000	$50,001- $100,000	$50,001- $100,000	$10,001- $50,000	Over $100,001

As of February 3, 2014, the Trustees and officers of the Trusts as a group beneficially owned less than 1% of the outstanding shares of the Funds.

TRUSTEE AND OFFICER COMPENSATION

Effective January 1, 2013, the Trusts pay each Independent Trustee an annual retainer of $100,000. The Trusts pay a fee of $10,000 for each regular meeting of the Board of Trustees attended and a fee of $3,000 for each special meeting attended. The Trusts pay each Committee Chair an annual retainer of $3,000, with the exception of the Chair of the Audit Committee, who receives a retainer of $6,000. The Trusts also pay Mr. Seely, as Chairman of the Board, an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, a Trustee is compensated at the rate of $500 per hour, up to a maximum of $3,000 per day. For the fiscal year ended October 31, 2013, the following compensation was paid to the Trustees:

	Non-Interested Trustees(1)
Compensation From the	Marcia L.	Susan C.	Susan S.	Alan S.	Thomas F.
Funds	Beck	Gause(2)	Huang	Parsow	Robards	Michael Seely
EM Debt Fund	$459.84	$345.39	$471.65	$454.51	$466.10	$533.95
EM Local Debt Fund	$363.15	$267.87	$372.30	$358.99	$368.04	$422.12
Frontier Markets Fund	$508.80	$494.67	$525.68	$502.61	$517.62	$585.57
Total Return Fund	$6,261.13	$5,201.29	$6,444.62	$6,195.68	$6,359.34	$7,264.04
RMB Fixed Income Fund	$185.93	$113.65	$152.30	$146.59	$150.36	$172.15
Pension Or Retirement Benefits Accrued As Part Of The Funds’ Expenses (3)	N/A	N/A	N/A	N/A	N/A	N/A
Estimated Annual Benefits Upon Retirement	N/A	N/A	N/A	N/A	N/A	N/A
Total Compensation From Funds and Fund Complex(4) Paid To Trustees	$150,000.00	$109,417.00	$154,000.00	$148,250.00	$152,000.00	$174,000.00

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(1)	Ms. Hazell, an Interested Trustee is not compensated from the Trusts for her service as an Interested Trustee.
(2)	Ms. Gause was appointed as a Trustee in June, 2013.
(3)	The Trusts do not accrue pension or retirement benefits as part of Fund expenses, and Trustees of the Trusts are not entitled to retirement benefits upon retirement from the Board of Trustees.
(4)	For these purposes, the Fund Complex consisted of 21 Funds of the Trust, the Advisor Trust, and the Portfolio Trust as of October 31, 2013.

None of the officers receive compensation directly from the Funds. Under a Compliance Services Agreement between the Trust and Citi (“Compliance Agreement”), Citi makes a Citi employee available to serve as the Trust’s CCO. Under the Compliance Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Funds’ Compliance Program. This includes providing support services to the CCO, developing standards for reports to the Board by Citi and other service providers, and assisting in preparing or providing documentation for the Board to make findings and conduct reviews pertaining to the Funds’ Compliance Program and related policies and procedures of the Funds’ service providers. The Compliance Agreement also covers arrangements under which Citi employees serve the Trust in certain other officer capacities, which may include the Chief Financial Officer. For the services provided under the Compliance Agreement, the Trusts currently pay Citi $287,560 per annum, plus certain out of pocket expenses. Citi pays the salary and other compensation earned by any such individuals as employees of Citi.

PROXY VOTING

The Trust has adopted Proxy Voting Policies that delegate the responsibility of voting proxies to the Adviser or Subadviser, as applicable. The Proxy Voting Policies (or summaries thereof) of the Trust and the Adviser and Subadvisers are attached as Appendices to this SAI.

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ending June 30, 2013 is available (i) without charge, upon request, by calling 1-800-782-8183; (ii) on the Funds’ website at www.emfunds.us.hsbc.com or at www.investorfunds.us.hsbc.com, and (iii) on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

HSBC Global Asset Management (USA) Inc. is the investment adviser to the Funds pursuant to an investment advisory contract (the “Advisory Contract”) with the Trust. For its services, the Adviser is entitled to a fee from each Fund, which is accrued daily and paid monthly, and which is based on the Fund’s daily net assets, at an annual rate as set forth below. These amounts do not include sub-advisory fees payable by the Trust to the respective Subadvisers.

Fund	Fee
EM Debt Fund	0.50%
EM Equity Fund	1.00%
EM Local Debt Fund	0.50%
Frontier Markets Fund	1.25%
Risk Managed Fund	1.00%
Total Return Fund	0.85%
RMB Currency Fund	0.15%
RMB Fixed Income Fund	0.55%

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The Adviser has entered into a contractual expense limitation agreement (“Agreement”) with the Funds under which it will limit total expenses of a Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses.) The expense limitations shall be in effect until March 1, 2015. These Agreements shall terminate upon the termination of the Advisory Contracts between the Trust and the Adviser, or may be terminated upon written notice to the Adviser by the Trust.

For the fiscal years ended October 31, 2013, 2012 and 2011, the aggregate amount of advisory fees (including sub-advisory fees, where applicable) paid by the Funds were as follows:

Fund(1)	2013	2012	2011
EM Debt Fund	$202,403	$187,612	$91,962(2)
EM Local Debt Fund	$161,481	$142,123	$72,580(2)
Frontier Markets Fund	$481,999	$190,981	$28,337(3)
Total Return Fund	$4,431,150	$695,979(4)	N/A
RMB Fixed Income Fund	$71,617	$23,521(5)	N/A
(1)	Expense does not include deductions for waivers. The Emerging Markets Equity Fund, Risk Managed Fund and RMB Currency Fund have not commenced operations as of the date of this SAI.
(2)	From April 7, 2011 through October 31, 2011.
(3)	From September 6, 2011 through October 31, 2011.
(4)	From March 30, 2012 through October 31, 2012.
(5)	From June 8, 2012 through October 31, 2012.

The Adviser or its affiliates may, out of their own resources, assist in marketing the Funds’ shares. Without limiting the foregoing, the Adviser may, out of its own resources and without cost to a Fund, make both cash and non-cash payments to selected financial intermediaries for shareholder recordkeeping, processing, accounting and/or other administrative services in connection with the sale or servicing of shares and shareholders of a Fund. Historically, these payments have generally been structured as a percentage of average net assets attributable to the financial intermediary, but may also be structured as a percentage of gross sales, a fixed dollar amount, or a combination of the above. These payments are made by the Adviser in addition to any 12b-1 fees, shareholder services fees, and/or sales charges, or portion thereof, that are borne by shareholders and paid to such financial intermediaries. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

The Advisory Contract for each Fund will continue in effect through December 31, 2014. Thereafter, the Advisory Contract will continue in effect with respect to each Fund for successive periods not to exceed one (1) year, provided such continuance is approved at least annually by: (i) the holders of a majority of the outstanding voting securities of the Fund or by the Trust’s Board of Trustees; and (ii) a majority of the Trustees of the Trust who are not parties to the Advisory Contract or “interested persons” (as defined in the 1940 Act) of any such party. Notwithstanding the foregoing, the Advisory Contract may be terminated with respect to a Fund without penalty by either party on 60 days’ written notice and will terminate automatically in the event of its assignment, within the meaning of the 1940 Act.

The Adviser, located at 452 Fifth Avenue, New York, New York 10018, is a wholly-owned subsidiary of HSBC Bank, which is a wholly-owned subsidiary of HSBC USA Inc., a registered bank holding company. No securities or instruments issued by HSBC USA Inc. or HSBC Bank USA, N.A. will be purchased for a Fund.

The Advisory Contract for each Fund provides that the Adviser will manage the portfolio of the Fund, either directly or through one or more subadvisers, and will furnish to the Fund investment guidance and policy direction in connection therewith. The Adviser has agreed to provide the Trust with, among other things, information relating to composition, credit conditions and average maturity of the portfolio of the Fund. Pursuant to the Advisory Contract, the Adviser also furnishes the Board of Trustees with periodic reports on the investment performance of each Fund.

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The Adviser and the Funds have also entered into Support Services Agreements, under which the Adviser provides certain support services in connection with the operation of certain Classes of shares of the Funds. For its services, the Adviser is entitled to a fee from each Fund, computed daily and paid monthly, equal on an annual basis to 0.20% and 0.10% of each Fund’s average daily net assets attributable to Class A and Class I Shares, respectively.

For the fiscal years ended October 31, 2013, 2012 and 2011, the aggregate amount of support services fees paid by the Funds were as follows:

Fund(1)	2013	2012	2011
EM Debt Fund	$40,991	$37,820	$18,462(2)
EM Local Debt Fund	$33,841	$30,194	$14,917(2)
Frontier Markets Fund	$46,077	$15,497	$1,598(3)
Total Return Fund	$510,747	$81,912(4)	N/A
RMB Fixed Income Fund	$15,333	$4,524(5)	N/A
(1)	Expense does not include deductions for waivers. The Emerging Markets Equity Fund, Risk Managed Fund and RMB Currency Fund have not commenced operations as of the date of this SAI.
(2)	From April 7, 2011 through October 31, 2011.
(3)	From September 6, 2011 through October 31, 2011.
(4)	From March 30, 2012 through October 31, 2012.
(5)	From June 8, 2012 through October 31, 2012.

If the Adviser were prohibited from performing any of its services for the Trust under the Advisory Contract or the Support Services Agreement, it is expected that the Board would recommend to a Fund’s shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board.

The investment advisory services of the Adviser to the Funds are not exclusive under the terms of the Advisory Contract. The Adviser is free to and does render investment advisory services to others.

The Trust and the Adviser have each received an exemptive order from the SEC that allows the Adviser to enter into new investment sub-advisory contracts and to make material changes to existing sub-advisory contracts with the approval of the Board of Trustees of the Trust, but without shareholder approval. This authority is subject to certain conditions, including the requirement that the Trustees (including a majority of Independent Trustees) of the Trust must approve any new or amended agreements with subadvisers. In accordance with the exemptive order received from the SEC, an information statement providing details about the appointment of the new subadviser will be mailed to shareholders within 90 days of the change in subadviser. Shareholders will also receive an information statement describing material changes to a sub-advisory contract between the Adviser and a subadviser within 90 days of the material change. The Adviser remains responsible for the performance of each Fund, oversees subadvisers to ensure compliance with each Fund’s investment policies and guidelines, and monitors each subadviser’s adherence to its investment style and performance results in order to recommend any changes in a subadviser to the appropriate Trust’s Board of Trustees.

SUBADVISERS

For certain of the Funds, as listed below, a Subadviser is responsible for the investment management of the Fund’s assets, including making investment decisions and placing orders for the purchase and sale of securities for the Fund directly with the issuers or with brokers or dealers selected by the Subadviser in its discretion.

The investment advisory services of each Subadviser are not exclusive under the terms of its sub-advisory agreement. The Subadviser is free to and does render investment advisory services to others.

Each Subadviser also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on its services and the investment performance of the relevant Fund.

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EM Equity Fund and Frontier Markets Fund

AMEU, a registered investment adviser and an affiliate of the Adviser, serves as the investment subadviser of the EM Equity Fund and Frontier Markets Fund pursuant to an investment sub-advisory agreement for each respective Fund (“Sub-Advisory Agreement”) with the Adviser. AMEU is located at 1F, 78 St James's Street, London, United Kingdom SW1A 1EJ. AMEU makes the day-to-day investment decisions and continuously reviews, supervises and administers the Fund’s investment program. As of December 31, 2013, AMEU managed approximately $100.5 billion in assets. The sub-advisory fee is 0.50% for the EM Equity Fund and 0.70% for the Frontier Markets Fund.

For the fiscal years ended October 31, 2013, and 2012 and the fiscal period between September 6, 2011 and October 31, 2011, the Frontier Markets Fund paid sub-advisory fees of $[       ], $115,628 and $16,764, respectively. The EM Equity Fund has not commenced operations as of the date of this SAI.

Risk Managed Fund

AMFR, a registered investment adviser and an affiliate of the Adviser, serves as the investment subadviser of the Risk Managed Fund pursuant to an investment sub-advisory agreement (“Sub-Advisory Agreement”) with the Adviser. AMFR is located at Immeuble Ile de France – 4 place de la Pyramide-92800 Puteaux La Defense 9 in Paris, France. AMFR makes the day-to-day investment decisions and continuously reviews, supervises and administers the Fund’s investment program. As of December 31, 2013, AMFR managed approximately $83.3 billion in assets. For its services to the Fund, AMFR receives a fee from the Adviser based on the average daily net assets of the Fund. This sub-advisory fee is 0.40%. The Risk Managed Fund has not commenced operations as of the date of this SAI.

RMB Fixed Income Fund and RMB Currency Fund

HSBC Global Asset Management (Hong Kong) Limited, a registered investment adviser and an affiliate of the Adviser, serves as the investment subadviser of the Funds pursuant to an investment sub-advisory agreement (“Sub-Advisory Agreement”) with the Adviser. AMHK makes the day-to-day investment decisions and continuously reviews, supervises and administers the Funds’ investment program. As of December 31, 2013, AMHK managed approximately $60.2 billion in assets.

For the fiscal year ended October 31, 2013 and the fiscal period between June 8, 2012 and October 31, 2013, the RMB Fixed Income Fund paid sub-advisory fees of $[     ] and $[       ], respectively. The sub-advisory fee is 0.075% for the RMB Currency Fund. The RMB Currency Fund has not commenced operations as of the date of this SAI.

PORTFOLIO MANAGERS

The Prospectuses identify the individual or individuals who are primarily responsible for the day-to-day management of each of the Funds (the “portfolio manager(s)”). This section of the SAI contains certain additional information about the portfolio manager(s), their compensation, other accounts managed by them, and potential conflicts of interest. There is information in a tabular format, as of October 31, 2013, about the other accounts, if any, in addition to the Funds, over which the portfolio manager(s) also have primary responsibility for day-to-day management.

The tables below show the number of other accounts managed by the portfolio manager(s) and the total assets in those accounts within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category of accounts, the tables also show the number of accounts and the total assets in the accounts with respect to which the advisory fee paid by the account holder is based on account performance, if applicable.

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Fund Ownership of Portfolio Managers

The portfolio managers did not beneficially own shares of the Funds that they managed as of October 31, 2013, except as indicated in the table below:

Dollar Range of Equity Securities in
Portfolio Manager	Fund	the Fund Beneficially Owned
	EM Debt Fund	$10,001 - $50,000
Guillermo Osses	EM Local Debt Fund	$10,001 - $50,000
	Total Return Fund	$100,001 - $500,000

For each additional account listed in the charts below, the portfolio manager participates in managing the account in the same manner as described in the Prospectuses in relation to the Funds.

HSBC Global Asset Management (USA) Inc. (Adviser to the EM Debt Fund, EM Local Debt Fund, Total Return Fund)
	Number of Other Accounts Managed and Total			Number of Accounts and Total Assets for Which
	Assets by Account Type			Advisory Fee is Performance Based
					Other
Name of	Registered	Other Pooled		Registered	Pooled
Portfolio	Investment	Investment	Other	Investment	Investment	Other
Manager	Companies	Vehicles	Accounts	Companies	Vehicles	Accounts
Guillermo Osses	2	4	3	-	1	-
	$726.6M	$3,923.0M	$2,602.1M	-	$2,108.5M	-
Lisa Chua	-	4	3	-	-	3
	-	$779.9M	$1,693.8M	-	-	$594.0M
Binqi Liu	-	-	-	-	-	1
	-	-	-	-	-	$341.2M
Phil Yuhn	-	-	3	-	-	-
	-	-	$1,355.1M	-	-	-
Abdelak Adjirou	1	-	-	-	-	-
	$30.8M	-	-	-	-	-
Vinayak Potti	-	-	2	-	-	-
	-	-	$261.7M	-	-	-
HSBC Global Asset Management (UK) Limited (Subadviser to the EM Equity Fund and Frontier Markets Fund)
	Number of Other Accounts Managed and Total			Number of Accounts and Total Assets for
	Assets by Account Type			Which Advisory Fee is Performance Based
Other
Name of	Registered	Other Pooled		Registered	Pooled
Portfolio	Investment	Investment	Other	Investment	Investment	Other
Manager	Companies	Vehicles	Accounts	Companies	Vehicles	Accounts
Andrew Brudenell	1	-	1	-	-	-
	$116.7M	-	$114.1M	-	-	-
Chris Turner	1	-	1	-	-	-
	$116.7M	-	$114.1M	-	-	-
Nick Timberlake	1	1	-	-	-	-
	$116.7M	$42.5M	-	-	-	-

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HSBC Global Asset Management (France) Limited (Subadviser to the Risk Managed Fund)
	Number of Other Accounts Managed and Total			Number of Accounts and Total Assets for
	Assets by Account Type			Which Advisory Fee is Performance Based
Other
Name of	Registered	Other Pooled		Registered	Pooled
Portfolio	Investment	Investment	Other	Investment	Investment	Other
Manager	Companies	Vehicles	Accounts	Companies	Vehicles	Accounts
Muriel Heitzmann	-	48	2	-	-	-
	-	$750.0M	$351.0M	-	-	-

HSBC Global Asset Management (Hong Kong) Limited (Subadviser to the Funds)
	Number of Other Accounts Managed and Total Assets by Account Type (in millions)			Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
					Other
Name of	Registered	Other Pooled		Registered	Pooled
Portfolio	Investment	Investment	Other	Investment	Investment	Other
Manager	Companies	Vehicles	Accounts	Companies	Vehicles	Accounts
Cecilia Chan	-	29	65	-	-	-
	-	$9,977.36	$27,337.71	-	-	-
Jim Veneau	-	29	65	-	-	-
	-	$9,977.36	$27,337.71	-	-	-
Alfred Mui	-	29	65	-	-	-
	-	$9,977.36	$27,337.71	-	-	-
Gordon Rodrigues	-	29	65	-	-	-
	-	$9,977.36	$27,337.71	-	-	-
Gregory Suen	-	29	65	-	-	-
	-	$9,977.36	$27,337.71	-	-	-

Portfolio Manager Compensation Structure

As employees of the Adviser, or affiliates of the Adviser (“HSBC affiliates”), the portfolio managers are compensated by their respective HSBC affiliate, or by the Adviser, for their services. Their compensation has the following components (1) a base salary consisting of a fixed amount, (2) a discretionary bonus, which is paid partially in cash and partially in restricted shares of HSBC Holdings, Ltd., and (3) eligibility for participation in the 401(k) retirement plan and other employee benefits programs generally made available to the Adviser’s employees.

The restricted shares are currently awarded on a yearly basis under the HSBC Holdings Ltd. Restricted Share Plan 2000 and are denominated in ordinary shares. The shares earn dividend equivalents but do not have voting rights. Generally, the shares vest in full upon the third anniversary of the date of grant as long as the awardee remains in the employ of the HSBC Group during the restricted period. The shares are taxed at vest and treated as ordinary income.

Amounts paid to the portfolio managers as discretionary bonus and as deferred compensation are paid at the discretion of the relevant manager to whom the portfolio manager reports. Amounts paid as discretionary bonuses and as deferred compensation will vary, based upon the relevant manager’s assessment of the portfolio manager’s performance, taking into account the relevant business unit’s financial performance during the most recent fiscal year. Key factors affecting decisions concerning discretionary compensation under the deferred compensation plan are the Adviser’s profitability, individual performance, teamwork and total compensation of the employee relative to the market for similarly qualified individuals.

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Potential Conflicts of Interest

Actual or potential conflicts of interest may arise from the fact that the Adviser (which for purposes of this discussion includes AMEU and AMFR) and the portfolio managers of the Funds have day-to-day management responsibilities with respect to accounts of clients other than the Funds (“Other Clients”). The Adviser has developed policies and procedures intended to detect, manage and/or mitigate the types of conflicts of interest described below. Although there can be no guarantee that any such policies or procedures will detect each and every situation in which a conflict of interest arises, the Adviser endeavors to ensure that all of its clients are treated fairly.

The Adviser may receive different compensation from Other Clients including clients that may pay the Adviser higher fees, including performance fees. This may create a potential conflict of interest for the Adviser or its portfolio managers by providing an incentive to favor these Other Clients when, for example, allocating securities transactions. The Adviser may have an incentive to allocate securities that are expected to increase in value to these favored clients. Initial public offerings, in particular, are frequently of very limited availability. In order to mitigate these types of conflicts, the Adviser has policies and procedures that provide for the allocation of securities transactions on a pro rata basis among the Adviser’s clients for whom participation in such transaction is deemed appropriate by the Adviser.

Other potential conflicts with respect to the allocation of trades include the perception that the Adviser may be causing a client to participate in an offering not appropriate for such client so as to increase the Adviser’s overall allocation of securities in that offering in order to, for example, gain favor with a particular underwriter with whom the Adviser or its affiliates hope to engage in unrelated transactions. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account or when a sale in one account lowers the sale price received in a sale by a second account. Because the Adviser manages accounts that engage in short sales of securities of the type in which many clients may invest, the Adviser could be seen as harming the performance of certain client accounts (i.e., those clients not engaging in short sale transactions) for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Similarly, the Adviser could be seen as benefiting those accounts that may engage in short sales through the sale of securities held by other clients to the extent that such sales reduce the cost to cover the short positions.

The Adviser and its affiliates may at times give advice or take action with respect to accounts that differs from the advice given other accounts. These differences result, from among other things, variations in account characteristics such as size, cash position, tax situation, risk tolerance or investment restrictions. As a result, a particular security may be bought or sold only for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. To the extent that the Adviser does take similar action with respect to different clients, it should be noted that simultaneous portfolio transactions in the same security by multiple clients may tend to decrease the prices received by clients for sales of such securities and increase the prices paid by clients for purchases of such securities. If an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis that the Adviser considers equitable. Situations may occur where the Funds could be disadvantaged because of the investment activities conducted by the Adviser or its affiliates for other investment accounts.

Employees of the Adviser, including portfolio managers, may engage in personal trading, subject to the Adviser’s Code of Ethics. In addition to the general conflicts noted above, personal trading by employees may create apparent or actual conflicts to the extent that one or more employees personally benefit or appear to benefit from trading by clients in similar securities. The Adviser’s Code of Ethics is designed to mitigate these conflicts by requiring, among other things, pre-clearance of certain trades and the reporting of certain types of securities transactions.

Because portfolio managers of the Adviser manage multiple client accounts, portfolio managers may devote unequal time and attention to the portfolio management of client accounts. For example, an apparent conflict could arise if a portfolio manager is perceived to be devoting greater time and attention to an account which pays the Adviser higher fees. Although the Adviser does not specifically track the time and attention each portfolio manager spends on each account he or she manages, the Adviser does closely monitor the performance of all of its clients to ensure, to the extent possible, the portfolio managers have adequate resources to manage effectively all accounts.

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DISTRIBUTION PLAN - CLASS A SHARES ONLY

A Distribution Plan has been adopted by the Trust (the “Distribution Plan”) with respect to the Class A Shares (the “Class A Plan”) of the Funds. The Distribution Plan provides that it may not be amended to increase materially the costs which the Class A Shares may bear pursuant to the Class A Plan without approval by shareholders of the Class A Shares and that any material amendments of the Distribution Plan must be approved by the Board of Trustees, and by the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related agreement (“Qualified Trustees”), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Qualified Trustees has been committed to the discretion of the Independent Trustees. The Distribution Plan has been approved, and is subject to annual approval, by the Board of Trustees and by the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Board approved the Distribution Plan to stimulate sales of shares of the Funds in the face of competition from a variety of other investment companies and financial products. In approving the Distribution Plan, the Board considered the potential advantages to shareholders of the Funds of continued growth of the asset bases of the Funds (including greater liquidity, more investment flexibility and possible achievement of greater economies of scale). In adopting the Class A Plan, the Trustees considered alternative methods to distribute the Class A Shares and to reduce the class’s expense ratio and concluded that there was a reasonable likelihood that the Distribution Plan will benefit its class and shareholders. The Distribution Plan is terminable with respect to the Class A Shares at any time by a vote of a majority of the Qualified Trustees or by vote of the holders of a majority of that class.

For the fiscal years ended October 31, 2013, 2012, 2011, the Funds paid the following for distribution expenses:

Fund(1)	2013	2012	2011
EM Debt Fund	$0	$0	$0(2)
EM Local Debt Fund	$0	$0	$0(2)
Frontier Markets Fund	$0	$0	$0(2)
Total Return Fund	$0	$0(4)	N/A
RMB Fixed Income Fund	$0	$0(5)	N/A
(1)	The Emerging Markets Equity Fund, Risk Managed Fund and RMB Currency Fund have not commenced operations as of the date of this SAI.
(2)	From April 7, 2011 through October 31, 2011.
(3)	From September 6, 2011 through October 31, 2011.
(4)	From March 30, 2012 through October 31, 2012.
(5)	From June 8, 2012 through October 31, 2012.

THE DISTRIBUTOR

Foreside Distribution Services, L.P., a member of FINRA, whose address Three Canal Plaza, Suite 100, Portland, ME 04101 serves as distributor to the Funds under a Distribution Agreement with the Trust. Under the terms of the Distribution Agreement, Foreside acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor is not affiliated with the Adviser, Citi, or any of their affiliates. The Distributor is compensated for its services through the Distribution Agreement. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Funds. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Funds and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

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Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through whom they purchase shares. Investors purchasing shares of the Funds through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although costumers may have the right to vote shares depending upon their arrangement with the financial intermediary. The Distributor does not receive compensation from the Funds for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 Plan is effective. The Adviser pays the Distributor a fee for certain distribution-related services.

Foreside has entered into a Distribution Services Agreement with the Adviser in connection with Foreside’s services as distributor of the Funds pursuant to which the Adviser undertakes to pay Foreside amounts owed to Foreside under the terms of the Distribution Agreement to the extent that the Funds are not otherwise authorized to make such payments. The payments made by the Adviser to the Distributor do not represent an additional expense to the Funds or their shareholders.

Pursuant to the Distribution Plan adopted by the Trust, the Distributor is reimbursed from the Funds monthly for costs and expenses incurred by the Distributor in connection with the distribution of Class A Shares of the Funds and for the provision of certain shareholder services with respect to these Shares. Payments to the Distributor are for various types of activities, including: (1) payments to broker-dealers which advise shareholders regarding the purchase, sale or retention of Class A Shares of the Funds and which provide shareholders with personal services and account maintenance services (“service fees”), (2) payments to employees of the Distributor, and (3) printing and advertising expenses. Pursuant to the Class A Plan, the amount of the Distributor’s reimbursement from a Fund may not exceed on an annual basis 0.25% of the average daily net assets of the Fund represented by Class A Shares outstanding during the period for which payment is being made. Salary expenses of Foreside personnel who are responsible for marketing shares of the various series of the Trust may be allocated to such series on the basis of average net assets; travel expenses are allocated to, or divided among, the particular series for which it is incurred. The distribution fees collected from the Funds by Foreside are used to pay commissions for the sale of Fund shares.

The Funds are not liable for distribution and shareholder servicing expenditures made by the Distributor in any given year in excess of the maximum amount payable under the Distribution Plans in that year.

SHAREHOLDER SERVICES PLAN

The Trust has adopted a Shareholder Services Plan which provides that the Trust may obtain the services of one or more Shareholder Servicing Agents that shall, as agents for their customers who purchase the Funds’ Class A Shares perform certain shareholder account, administrative and service functions for such customers, and may enter into agreements providing for the payment of fees for such services. “Shareholder Servicing Agents” are financial institutions, such as a federal or state-chartered bank, trust company or savings and loan association that, on behalf of their customers, have entered into a shareholder servicing agreement with the Trusts. The Shareholder Services Plan continues in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreement related to such Plan (“Qualified Trustees”). The Shareholder Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or with respect to the Class A Shares by a majority vote of shareholders of that class. The Shareholder Services Plan may not be amended to increase materially the amount of permitted expenses thereunder with respect to the Class A Shares without the approval of a majority of shareholders of that class, and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. See “Shareholder Servicing Agents,” below.

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ADMINISTRATOR AND SUB-ADMINISTRATOR

Pursuant to an Administration Services Agreement dated as of July 1, 2005, as amended on June 4, 2007 and January 1, 2009, the Adviser serves as the Trust’s administrator (the “Administrator”), and in that role oversees and coordinates the activities of other service providers, and monitors certain aspects of the Trusts’ operations. Pursuant to a Sub-Administration Services Agreement dated January 1, 2009 (the “Master Services Agreement”), the Administrator has retained Citi, whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, as sub-administrator (the “Sub-Administrator”). Citi served as the administrator (rather than sub-administrator), through June 30, 2006. Management and administrative services of the Administrator and Sub-Administrator include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, regulatory and dividend disbursing services.

Pursuant to the Master Services Agreement, Citi provides the Funds with various services, which include sub-administration of the Trusts and the Funds. Citi’s services also include certain regulatory and compliance services, as well as fund accounting and transfer agency services. The Administrator and Citi provide certain persons satisfactory to the Boards of Trustees to serve as officers of the Trusts. Such officers, as well as certain other employees of the Trusts, may be directors, officers or employees of the Administrator, Citi or their affiliates. Citi may waive a portion of its fee.

The Administration Services Agreement was renewed for the one (1) year period ending December 31, 2014, and may be terminated upon not more than 60 days written notice by either party. The Agreement provides that the Administrator shall not be liable to the Trusts except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement. The Master Services Agreement and Sub-Administration Services Agreement provide that Citi shall not be liable to the Trusts except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreements.

The administration fee primarily consists of an asset-based fee accrued daily and paid monthly at an annual rate of:

$0-$10 billion	0.0550%
$10 billion - $20 billion	0.0350%
$20 billion - $50 billion	0.0275%
In excess of $50 billion	0.0250%

The sub-administration fee primarily consists of an asset-based fee payable to Citi on the first business day of each month, or at such times as Citi shall request, at an annual rate of:

Up to $10 billion	0.0350%
$10 billion - $20 billion	0.0150%
$20 billion - $50 billion	0.0075%
In excess of $50 billion	0.0050%

The fee rate and breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Family of Funds. The total administration fee to be paid is allocated to each of the funds in the fund complex based upon its proportionate share of the aggregate net assets of the fund complex, and then allocated to each class of shares on a class basis.

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For the fiscal years ended October 31, 2013, 2012 and 2011, the aggregate amount of administration fees paid directly by the Funds was:

Fund(1)	2013	2012	2011
EM Debt Fund	$20,137	$18,401	$8,688(2)
EM Local Debt Fund	$16,064	$13,940	$6,848(2)
Frontier Markets Fund	$19,241	$7,081	$439(3)
Total Return Fund	$259,532	$39,700(4)	N/A
RMB Fixed Income Fund	$6,539	$1,284(5)	N/A
(1)	The Emerging Markets Equity Fund, Risk Managed Fund and RMB Currency Fund have not commenced operations as of the date of this SAI.
(2)	From April 7, 2011 through October 31, 2011.
(3)	From September 6, 2011 through October 31, 2011.
(4)	From March 30, 2012 through October 31, 2012.
(5)	From June 8, 2012 through October 31, 2012.

TRANSFER AGENT

Under the Master Services Agreement, Citi acts as transfer agent (“Transfer Agent”) for the Trust. The Transfer Agent maintains an account for each shareholder of record, performs other transfer agency functions, and acts as dividend disbursing agent for the Trust. The principal business address of Citi is 3435 Stelzer Road, Columbus, OH 43219.

CUSTODIAN

Pursuant to a Custodian Agreement, Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, acts as the custodian (“Custodian”) of each Fund’s assets. The Custodian’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on each Fund’s investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts in order to calculate the daily NAV of Shares of each Fund. Securities held for each Fund may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company. The Custodian does not determine the investment policies of the Funds or decide which securities will be purchased or sold for a Fund. For its services, the Custodian receives such compensation as may from time to time be agreed upon by it and the Trust.

FUND ACCOUNTING AGENT

Pursuant to the Master Services Agreement, Citi also serves as fund accounting agent to each Fund. For the fiscal years ended October 31, 2013 and October 31, 2012, the aggregate amount of fund accounting fees paid by the Funds was:

Fund(1)	2013	2012
EM Debt Fund	$65,357	$63,925
EM Local Debt Fund	$57,982	$57,217
Frontier Markets Fund	$61,278	$58,045
Total Return Fund	$68,996	$23,616(2)
RMB Fixed Income Fund	$56,953	$10,815(3)
(1)	The Emerging Markets Equity Fund, Risk Managed Fund and RMB Currency Fund have not commenced operations as of the date of this SAI.
(2)	From March 30, 2012 through October 31, 2012.
(3)	From June 8, 2012 through October 31, 2012.

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SHAREHOLDER SERVICING AGENTS

The Trust has entered into a shareholder servicing agreement (a “Servicing Agreement”) with certain Servicing Agents, including the Adviser, pursuant to which the Shareholder Servicing Agent, as agent for its customers, among other things: answers customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Funds may be effected and certain other matters pertaining to the Funds; assists shareholders in designating and changing dividend options, account designations and addresses; provides necessary personnel and facilities to establish and maintain shareholder accounts and records; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem Shares; verifies and guarantees shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishes (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases and redemptions; transmits, on behalf of the Trust, proxy statements, annual reports, updated prospectuses and other communications from the Trust to the Funds’ shareholders; receives, tabulates and transmits to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Funds or the Trust; and provides such other related services as the Trust or a shareholder may request. “Servicing Agents” shall mean both Shareholder Servicing Agents and securities brokers who have entered into a dealer agreement or shareholder serving agreement on behalf of its customers (“Securities Brokers”). Each Fund is authorized to pay a shareholder servicing fee up to 0.25%, on an annual basis, of the Fund’s average daily net assets attributable to Class A Shares.

The Trust understands that some Shareholder Servicing Agents also may impose certain conditions on their customers, subject to the terms of the Prospectus, in addition to or different from those imposed by the Trust, such as requiring a different minimum initial or subsequent investment, account fees (a fixed amount per transaction processed), compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered), or account maintenance fees (a periodic charge based on a percentage of the assets in the account or of the dividends paid on those assets). Each Shareholder Servicing Agent has agreed to transmit to its customers who are holders of Shares appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 30 days prior to the imposition of any transaction fees. Conversely, the Trust understands that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Funds with respect to those accounts.

For the fiscal years ended October 31, 2013, 2012 and 2011, each Fund paid the following shareholder servicing expenses:

Fund(1)	2013	2012	2011
EM Debt Fund	$1,514	$708	$198(2)
EM Local Debt Fund	$4,037	$4,348	$1,026(2)
Frontier Markets Fund	$18,376	$305	$37(3)
Total Return Fund	$502	$77(4)	N/A
RMB Fixed Income Fund	$5,932	$724(5)	N/A
(1)	The Emerging Markets Equity Fund, Risk Managed Fund and RMB Currency Fund have not commenced operations as of the date of this SAI.
(2)	From April 7, 2011 through October 31, 2011.
(3)	From September 6, 2011 through October 31, 2011.
(4)	From March 30, 2012 through October 31, 2012.
(5)	From June 8, 2012 through October 31, 2012.

FEDERAL BANKING LAW

The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, HSBC Bank’s and the Adviser’s activities remain subject to, and may be limited by, applicable federal banking law and regulations. HSBC Bank and the Adviser believe that they possess the legal authority to perform the services for the Funds contemplated by the Prospectus, this SAI, and the Advisory Contract without violation of applicable statutes and regulations. If future changes in these laws and regulations were to limit the ability of HSBC Bank and the Adviser to perform these services, the Board of Trustees of the Trust would review the relationship with HSBC Bank and the Adviser and consider taking all action necessary in the circumstances, which could include recommending to shareholders the selection of another qualified advisor or, if that course of action appeared impractical, that a Fund be liquidated.

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EXPENSES

Except for expenses paid by the Adviser and the Distributor, each Fund bears all the costs of its operations. Expenses attributable to a class (“Class Expenses”) shall be allocated to that class only. Class Expenses with respect to the Class A Shares, must include payments made pursuant to their respective Distribution Plan and the Shareholder Services Plan. In the event a particular expense is not reasonably allocable by class or to a particular class, it shall be treated as a Fund expense or a Trust expense. Trust expenses directly related to a Fund are charged to the Fund; other expenses are allocated proportionally among all the portfolios of each Trust in relation to the NAV of the portfolios.

DETERMINATION OF NET ASSET VALUE

The NAV of the Funds (other than the RMB Fixed Income Fund) is determined once each day at the close of trading on the New York Stock Exchange (“Exchange”), normally at 4 p.m. Eastern time on days the Exchange is open. The Exchange is generally not open, and the Funds do not price their shares, on most U.S. national holidays and on Good Friday. In addition, the Frontier Markets Fund does not price its shares on Boxing Day (December 26).

The RMB Fixed Income Fund’s NAV is determined once each day at the close of regular trading on the Exchange on days that both the Exchange and the Hong Kong Stock Exchange (the “Hong Kong Exchange”) are open. The Exchange is generally not open, and the Fund does not price its shares, on most U.S. holidays and Good Friday. The Hong Kong Exchange is generally not open, and the Fund does not price its shares, on certain Hong Kong holidays listed in the Fund’s Prospectus.

Investments of the Funds for which there are readily available and reliable market quotes or for which independent pricing service pricing is appropriate are valued as follows:

General

➢ All securities and other investments are valued based on the market quotes from the broadest and most representative market for the securities, or such other methodologies as are set forth below, including prices provided by approved independent pricing services. All valuations are obtained as of the time NAV is calculated on each Fund business day. Any securities and other investments that cannot be priced according the methodologies set forth below will be valued in accordance with fair valuation methodologies set forth in the Prospectuses and applicable guidance on fair valuation. In this regard, if a broker, dealer or market-maker quote is obtained but is reasonably believed not to reflect market value based on all data available (e.g., it is an outlier as compared to other quotes), it may be discarded.

Equity securities

➢ Exchange traded, domestic equity securities are valued at the last sales price on a national securities exchange or, in the absence of recorded sales, at the readily available closing bid price on such exchange.

➢ Domestic equity securities that are not traded on an exchange are valued at the quoted bid price in the over-the-counter market.

➢ Exchange traded, foreign equity securities are valued in the appropriate currency at the last quoted sale price.

➢ Foreign equity securities that are not exchange traded are valued in the appropriate currency at the average of the quoted bid and asked prices in the over-the-counter market.

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Debt securities

➢ Debt securities with remaining maturities of less than 60 days may be valued at amortized cost or at original cost plus interest.

➢ Other debt securities are valued at the bid price as of the time NAV is determined, as determined by a pricing service that determines valuations based upon market transactions for normal, institutional-size trading units of similar securities, as well as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices.

Registered investment companies

➢  Shares of exchange traded and closed-end registered investment companies are valued in the same manner as other equity securities.

➢  Mutual funds are valued at their NAVs, as reported to the investment adviser or its agent.

Foreign currencies

➢  Foreign currencies are valued at the last quoted foreign exchange bid quotation against the U.S. dollar from an approved independent pricing service.

➢  The value of Fund assets and liabilities denominated in currencies other than the U.S. dollar are translated into their U.S. dollar equivalent values at such latest foreign exchange bid quotation.

Futures contracts

➢  Futures contracts are valued at their settlement price on the exchange on which they are traded.

Foreign currency forward contracts

➢  Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates and converted to U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time), as provided by an approved independent pricing service.

Repurchase agreements

➢  Repurchase agreements are valued at original cost.

Derivatives

➢  Swap Agreements (other than equity index swaps) are valued:

(a)	using a valuation provided by an approved independent pricing service.

(b)	in the absence of such a valuation, the price at which the counterparty would settle or repurchase the instrument.

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     (c) if a price is not available from an approved pricing agent or counterparty, based upon quotations obtained from broker-dealers or market makers.

(i) If prices are available from two or more dealers, brokers or market makers, the value shall be the mean of the quotations obtained from these sources.

(ii) If prices are available from only one dealer, broker or market maker, the value shall be the quotation provided.

➢ Equity Index Swaps

Equity index swap contracts are valued at the closing price of the respective index mathematically based on prices for the index’s constituent securities provided by one or more independent pricing services.

➢ Other over the counter (“OTC”) traded derivatives.

(a) Options and other derivative contracts (other than swaps as set forth above) on securities, currencies and other financial instruments traded in the OTC market are valued at prices supplied by an approved independent pricing service.

(b) In the absence of such a value, such derivatives contracts are valued at the marked to-market price (or the evaluated price if a marked-to-market price is not available) provided by the broker-dealer with which the option was traded (who may also be the counterparty).

Interest income on long-term obligations in a Fund’s portfolio is determined on the basis of interest accrued plus amortization of “original issue discount” (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of premium.

The accounting records of a Fund are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 (“FRR 1” (formerly Accounting Series Release No. 113)) which concludes that there is “no automatic formula” for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

To the extent that a Fund purchases securities that are restricted as to resale or for which current market quotations are not available, the Adviser will value such securities based upon all relevant factors as outlined in FRR 1.

Subject to the Trust’s compliance with applicable regulations, the Trust on behalf of each Fund have reserved the right to pay the redemption or repurchase price of shares, either totally or partially, by a distribution in-kind of portfolio securities (instead of cash), as applicable. The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

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PURCHASE OF SHARES

Shares may be purchased through the Funds, Shareholder Servicing Agents or Securities Brokers. Shares may be purchased at their NAV next determined after an order is transmitted to and accepted by the Transfer Agent or is received by a Shareholder Servicing Agent or a Securities Broker if it is transmitted to and accepted by the Transfer Agent. Purchases are effected on the same day the purchase order is received by the Transfer Agent provided such order is received prior to 4:00 p.m., New York time, on any day in which regular trading occurs on the New York Stock Exchange, except on certain non-U.S. holidays as described above (“Fund Business Day”). Each Shareholder Servicing Agent or Securities Broker is responsible for and required to promptly forward orders for shares to the Transfer Agent.

All purchase payments are invested in full and fractional Shares. The Trust reserves the right to cease offering Shares for sale at any time or to reject any order for the purchase of Shares.

An investor may purchase Shares through the Funds directly or by authorizing his Shareholder Servicing Agent or Securities Broker to purchase such Shares on his behalf through the Transfer Agent.

Certain clients of the Adviser whose assets would be eligible for purchase by the Funds may purchase shares of the Trusts with such assets. Assets purchased by the Funds will be subject to valuation and other procedures by the Board of Trustees.

The following information supplements and should be read in conjunction with the sections in the Funds’ Prospectuses entitled “Purchasing and Adding to Your Shares” and “Distribution Arrangements/Sales Charges.” The Prospectuses contain a general description of how investors may buy shares of the Funds and states whether a Fund offers more than one class of shares. Class A Shares are generally sold with a sales charge payable at the time of purchase.

When purchasing Fund shares, you must specify which Class is being purchased.

Shares of the Funds are offered on a continuous basis at NAV, plus any applicable sales charge, by the Distributor as an investment vehicle for institutions, corporations, fiduciaries and individuals.

The sales load on Class A Shares does not apply in any instance to reinvested dividends or distributions.

From time to time, dealers who receive dealer discounts and broker commissions from the Distributor may reallow all or a portion of such dealer discounts and broker commissions to other dealers or brokers. Dealers may not use sales of a Fund’s Shares to qualify for the compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as FINRA. None of the aforementioned compensation is paid for by the Funds or their shareholders.

Stock certificates will not be issued with respect to the shares. The Transfer Agent shall keep accounts upon the book of each Trust for recordholders of such shares.

EXCHANGE PRIVILEGE

By contacting the Transfer Agent or his Shareholder Servicing Agent or his Securities Broker, a shareholder of each Fund may exchange some or all of his Shares for shares of a corresponding class of one or more of the HSBC Funds. By contacting the Transfer Agent or his Shareholder Servicing Agent or his Securities Broker, a shareholder of the Class A Shares may be exchanged without a sales charge at NAV for Shares of the same class offered with the same or lower sales charge by any of the Trusts’ other Funds. Class I Shares and Class S Shares may be exchanged for Shares of the same class offered with the same or lower sales charge by any of the Trusts’ other Funds at NAV without a front-end sales charge provided that the amount to be exchanged meets the applicable minimum investment requirements. Exchanges for Shares with a higher sales charge may be made upon payment of the sales charge differential.

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An investor will receive Class A Shares of a Fund in exchange for Class A Shares of other HSBC Funds, unless the investor is eligible to receive Class D Shares of the Money Market Funds, in which case the investor will receive Class D Shares of a Money Market Fund in exchange for Class A Shares of an HSBC Fund. An exchange may result in a change in the number of Shares held, but not in the value of such Shares immediately after the exchange. Each exchange involves the redemption of the Shares to be exchanged and the purchase of the shares of the other HSBC Funds, which may produce a gain or loss for tax purposes.

The exchange privilege (or any aspect of it) may be changed or discontinued upon 60 days’ written notice to shareholders and is available only to shareholders in states in which such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the other HSBC Funds and consider the differences in investment objectives and policies before making any exchange.

An exchange is considered a sale of shares and may result in a capital gain or loss for federal income tax purposes. A Shareholder wishing to exchange his or her Shares may do so by contacting the Trust at 800-782-8183, by contacting his or her broker-dealer or by providing written instruction to the Trust.

IN-KIND PURCHASES

The Trust, in its discretion, may permit purchases of Fund shares by means of in-kind contributions of portfolio securities under certain circumstances. An in-kind contribution must be made in the form of securities that are permissible investments for the Funds as described in the Prospectus. In connection with an in-kind securities purchase, the Funds will require, among other things, that the securities be valued in the same manner as they would be valued for purposes of computing a Fund’s NAV; that the Funds receive satisfactory assurances that they will have good and marketable title to the securities received by them; and that the securities be in proper form for transfer to the Funds. In addition, the Funds generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale.

The Funds will not be liable for any brokerage commission or fee (except for customary transfer fees) in connection with an in-kind purchase of Fund shares. Your broker may impose a fee in connection with processing your in-kind purchase of Fund shares. An investor contemplating an in-kind purchase of Fund shares should consult his or her tax adviser to determine the tax consequences under Federal and state law of making such a purchase.

AUTOMATIC INVESTMENT PLAN

The Trust offers a plan for regularly investing specified dollar amounts ($25.00 minimum in monthly, quarterly, semi-annual or annual intervals) in the Funds. If an Automatic Investment Plan is selected, subsequent investments will be automatic and will continue until such time as the Trust and the investor’s bank are notified in writing to discontinue further investments. Due to the varying procedures to prepare, process and forward the bank withdrawal information to the Trust, there may be a delay between the time of bank withdrawal and the time the money reaches the Funds. The investment in the Funds will be made at the NAV per share determined on the Fund Business Day that both the check and the bank withdrawal data are received in required form by the Transfer Agent. Further information about the Automatic Investment Plan may be obtained from Citi at the telephone number listed on the front cover.

For further information on how to purchase Shares, an investor should contact the Funds directly at HSBC Funds, PO Box 182845, Columbus, Ohio 43218-2845 or by calling 1-800-782-8183.

PURCHASES THROUGH A SHAREHOLDER SERVICING AGENT OR A SECURITIES BROKER

Shares are being offered to the public, to customers of a Shareholder Servicing Agent and to customers of a Securities Broker. Shareholder Servicing Agents and Securities Brokers may offer services to their customers, including specialized procedures for the purchase and redemption of Shares, such as pre- authorized or automatic purchase and redemption programs. Each Shareholder Servicing Agent and Securities Broker may establish its own terms, conditions and charges, including limitations on the amounts of transactions, with respect to such services. Charges for these services may include fixed annual fees, account maintenance fees and minimum account balance requirements. The effect of any such fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent or Securities Broker. Conversely, certain Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Servicing Agent and Securities Broker from the Funds, which will have the effect of increasing the net return on the investment of such customers of those Servicing Agents and Securities Brokers.

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Shareholder Servicing Agents and Securities Brokers may transmit purchase payments on behalf of their customers by wire directly to the Funds’ custodian bank by following the procedures described above.

For further information on how to direct a Securities Broker or a Shareholder Servicing Agent to purchase Shares, an investor should contact his Securities Broker or his Shareholder Servicing Agent.

SALES CHARGES

CLASS A SHARES

The public offering price of the Class A Shares of the Funds equals NAV plus the applicable sales charge. The Distributor receives this sales charge and may reallow it as dealer discounts and brokerage commissions as follows:

Emerging Markets Equity Fund, Frontier Markets Fund, and Risk Managed Fund

	Sales Charges as a
	Percentage of Offering	Percentage of Net Amount
Size of Transaction at Offering Price	Price	Invested
Less than $50,000	5.00%	5.26%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 and over	None	None

Emerging Markets Debt Fund, Emerging Markets Local Debt Fund, Total Return Fund RMB Fixed Income Fund and RMB Currency Fund

	Sales Charges as a
	Percentage of Offering	Percentage of Net Amount
Size of Transaction at Offering Price	Price	Invested
Less than $50,000	4.75%	4.99%
$50,000 but less than $100,000	4.25%	4.44%
$100,000 but less than $250,000	3.50%	3.63%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 and over	None	None

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SALES CHARGE WAIVERS

The Funds may waive sales charges for the purchase of Class A Shares of the Funds by or on behalf of: (1) purchasers for whom HSBC or one of its affiliates acts in a fiduciary, advisory, custodial or similar capacity, (2) employees and retired employees (including spouses, children and parents of employees and retired employees) of HSBC, and any affiliates thereof, (3) Trustees of the Trusts, (4) directors and retired directors (including spouses and children of directors and retired directors) of HSBC and any affiliates thereof, (5) purchasers who use proceeds from an account for which HSBC or one of its affiliates acts in a fiduciary, advisory, custodial or similar capacity, to purchase Class A Shares of the Funds, (6) brokers, dealers and agents who have a sales agreement with the Distributor, and their employees (and the immediate family members of such individuals), (7) investment advisers or financial planners that have entered into an agreement with the Distributor and that place trades for their own accounts or the accounts of eligible clients and that charge a fee for their services, and clients of such investment advisers or financial planners who place trades for their own accounts if such accounts are linked to the master account of the investment adviser or financial planner on the books and records of a broker or agent that has entered into an agreement with the Distributor, (8) orders placed on behalf of other investment companies distributed by Foreside or its affiliated companies, and (9) shares purchased by tax-qualified employee benefit plans. The Funds may also waive sales charges for the purchase of Class A Shares that were subject to a sales charge or sales charges for the purchase of the Funds Class A Shares with the proceeds from the recent redemption of Class B Shares. The purchase must be made within 60 days of the redemption, and the Transfer Agent must be notified in writing by the investor, or by his or her financial institution, at the time the purchase is made. A copy of the investor’s account statement showing such redemption must accompany such notice. To receive a sales charge waiver in conjunction with any of the above categories, shareholders must, at the time of purchase, give the Transfer Agent sufficient information to permit confirmation of qualification.

CONCURRENT PURCHASES

For purposes of qualifying for a lower sales charge, investors have the privilege of combining “concurrent purchases” of Class A Shares of any fund in the HSBC Family of Funds. For example, if a shareholder concurrently purchases Class A Shares in one of the Funds of the Trusts sold with a sales charge at the total public offering price of $25,000 and Class A Shares in another Fund sold with a sales charge at the total public offering price of $75,000, the sales charge would be that applicable to a $100,000 purchase as shown in the appropriate table above. The investor’s “concurrent purchases” described above shall include the combined purchases of the investor, the investor’s spouse and children under the age of 21 and the purchaser’s retirement plan accounts. To receive the applicable public offering price pursuant to this privilege, shareholders must, at the time of purchase, give the Transfer Agent sufficient information to permit confirmation of qualification. This privilege, however, may be modified or eliminated at any time or from time to time by the Trust without notice.

LETTER OF INTENT

An investor may obtain a reduced sales charge by means of a written Letter of Intent, which expresses the intention of such investor to purchase Class A Shares of the Funds at a designated total public offering price within a designated 13-month period. Each purchase of Class A Shares under a Letter of Intent will be made at the NAV plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent (the “Applicable Sales Charge”). A Letter of Intent may include purchases of Class A Shares made not more than 90 days prior to the date such investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor will receive as a credit against his/her purchase(s) of Class A Shares during this 90-day period at the end of the 13-month period, the difference, if any, between the sales load paid on previous purchases qualifying under the Letter of Intent and the Applicable Sales Charge.

A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Class A Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Class A Shares actually purchased if the full amount indicated is not purchased, and such escrowed Class A Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Class A Shares, whether paid in cash or reinvested in additional Class A Shares, are not subject to escrow. The escrowed Class A Shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated in the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be used to purchase additional Class A Shares of the Funds at the then-current public offering price subject to the rate of sales charge applicable to the actual amount of the aggregate purchases. For further information about Letters of Intent, interested investors should contact the Trust at 1-800-782-8183. This program, however, may be modified or eliminated at any time or from time to time by the Trust without notice.

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RIGHT OF ACCUMULATION

Pursuant to the right of accumulation, investors are permitted to purchase Class A Shares of the Funds at the public offering price applicable to the total of: (a) the total public offering price of the Class A Shares of the Funds then being purchased; plus (b) an amount equal to the then-current NAV of the “purchaser’s combined holdings” of the Class A Shares of the Funds that were subject to a sales charge, and any Class B Shares and/or Class C Shares held. Class A Shares sold to purchasers for whom HSBC or one of its affiliates acts in a fiduciary, advisory, custodial (other than retirement accounts), agency, or similar capacity are not presently subject to a sales charge. The “purchaser’s combined holdings” described above shall include the combined holdings of the purchaser, the purchaser’s spouse and children under the age of 21 and the purchaser’s retirement plan accounts. To receive the applicable public offering price pursuant to the right of accumulation, shareholders must, at the time of purchase, give the Transfer Agent sufficient information to permit confirmation of qualification. This right of accumulation, however, may be modified or eliminated at any time or from time to time by the Trust without notice.

REDEMPTION OF SHARES

A shareholder may redeem all or any portion of the shares in his account at any time at the NAV next determined after a redemption order in good order is furnished by the shareholder to the Transfer Agent, with respect to shares purchased directly through the Funds, or to his Securities Broker or his Shareholder Servicing Agent, and is transmitted to and received by the Transfer Agent. Shares may be redeemed without charge and are effected on the same day the redemption order is received by the Transfer Agent provided such order is received prior to the close of trading on the Exchange, on any Fund Business Day. See “Determination of Net Asset Value” above. Shares redeemed earn dividends up to and including the day prior to the day the redemption is effected.

The proceeds of a redemption are normally paid from each Fund in U.S. dollars within a week following the date on which the redemption is effected. The Funds may suspend the right of redemption and postpone for more than seven days the date of payment upon redemption: (i) during periods when the Exchange is closed other than for weekends and certain holidays or when trading on such Exchange is restricted; (ii) during periods in which, as a result of emergency, disposal, or evaluation of the NAV of the portfolio securities is not reasonably practicable; or (iii) for such other periods as the SEC may permit. To be in a position to eliminate excessive expenses, the Trust reserves the right to redeem upon not less than 30 days notice all shares in an account which has a value below $50, provided that such involuntary redemptions will not result from fluctuations in the value of Fund shares. A shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

Unless shares have been purchased directly from the Funds, a shareholder may redeem shares only by authorizing his Securities Broker, if applicable, or his Shareholder Servicing Agent to redeem such Shares on his behalf (since the account and records of such a shareholder are established and maintained by his Securities Broker or his Shareholder Servicing Agent). For further information as to how to direct a Securities Broker or a Shareholder Servicing Agent to redeem shares, a shareholder should contact his Securities Broker or his Shareholder Servicing Agent.

The Board of Trustees of the Trust has adopted Redemption-in-Kind Procedures that provide that redemptions by affiliated shareholders may be satisfied by the distribution of portfolio securities in-kind, reflecting the shareholder’s proportionate interest in the relevant Fund, subject to certain adjustments. The Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust, is required under the Procedures to determine no less frequently than quarterly that all redemptions-in-kind to affiliated shareholders made during the preceding quarter (if any) (a) were effected in accordance with the procedures; (b) did not favor the affiliated shareholder to the detriment of any other shareholder; and (c) were in the best interests of the distributing Fund.

Redemption proceeds are generally paid in cash, but the Funds reserve the right to pay all or part of any redemption proceeds in-kind. However, the Funds have made an election pursuant to Rule 18f-1 under the 1940 Act to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder. The Funds reserve the right to pay all or part of other redemptions by a distribution of portfolio securities in kind from the applicable Fund’s portfolio. The securities distributed in kind would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. In the event a shareholder receives an in-kind distribution of portfolio securities, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would be subject to the risks that the value of the securities would decline prior to their sale, that it would be difficult to sell the securities, and that brokerage fees could be incurred.

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SYSTEMATIC WITHDRAWAL PLAN

Any shareholder who owns shares with an aggregate value of $10,000 or more may establish a Systematic Withdrawal Plan under which he redeems at NAV the number of full and fractional shares that will produce the monthly, quarterly, semi-annual or annual payments specified (minimum $50.00 per payment). Depending on the amounts withdrawn, systematic withdrawals may deplete the investor’s principal. Investors contemplating participation in this Systematic Withdrawal Plan should consult their tax advisers. No additional charge to the shareholder is made for this service.

REDEMPTION OF SHARES PURCHASED DIRECTLY THROUGH THE FUNDS

Redemption by Letter. Redemptions may be made by letter to the Transfer Agent specifying the dollar amount or number of shares to be redeemed, account number and the Fund. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the Shares, all must sign). In connection with a written redemption request, all signatures of all registered owners or authorized parties must be guaranteed by an Eligible Guarantor Institution, which includes a domestic bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. The Funds’ transfer agent, however, may reject redemption instructions if the guarantor is neither a member nor a participant in a signature guarantee program (currently known as “STAMP,” “SEMP,” or “NYSE MSP”). Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

Redemption by Wire or Telephone. An investor may redeem shares of the Funds by wire or by telephone if he has checked the appropriate box on the Purchase Application or has filed a Telephone Authorization Form with the Trust. These redemptions may be paid from the applicable Fund by wire or by check. The Trust reserves the right to refuse telephone wire redemptions and may limit the amount involved or the number of telephone redemptions. The telephone redemption procedure may be modified or discontinued at any time by the Trust. Instructions for wire redemptions are set forth in the Purchase Application. The Trust employs reasonable procedures to confirm that instructions communicated by telephone are genuine. For instance, the following information must be verified by the shareholder or securities broker at the time a request for a telephone redemption is effected: (1) shareholder’s account number; (2) shareholder’s social security number; and (3) name and account number of shareholder’s designated securities broker or bank. If the Trust fails to follow these or other established procedures, it may be liable for any losses due to unauthorized or fraudulent instructions.

RETIREMENT PLANS

Shares of the Funds are offered in connection with tax-deferred retirement plans. Application forms and further information about these plans, including applicable fees, are available from the Trust or the Sponsor upon request. The tax law governing tax-deferred retirement plans is complex and changes frequently. Before investing in the Funds through one or more of these plans, an investor should consult his or her tax adviser.

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INDIVIDUAL RETIREMENT ACCOUNTS (“IRAs”)

Shares of the Funds may be used as a funding medium for an IRA. An Internal Revenue Service-approved IRA plan may be available from an investor’s Servicing Agent. In any event, such a plan is available from the Sponsor naming Citi as custodian. The minimum initial investment for an IRA is $250; the minimum subsequent investment is $100. In general, IRAs are available to individuals who receive compensation or earned income and their spouses whether or not they are active participants in a tax- qualified or Government-approved retirement plan. In general, an IRA contribution by an individual who participates, or whose spouse participates, in a tax-qualified or Government-approved retirement plan may not be deductible, in whole or in part, depending upon the individual’s income. Individuals also may establish an IRA to receive a “rollover” contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before planning a rollover or determining contribution limits.

DEFINED CONTRIBUTION PLANS

Investors who are self-employed may purchase shares of the Funds for retirement plans for self-employed persons that are known as defined contribution plans (formerly Keogh or H.R. 10 Plans). HSBC offers a prototype plan for money purchase and profit sharing defined contribution plans. The rules governing these plans are complex, and a tax adviser should be consulted.

SECTION 457 PLAN, 401(K) PLAN, 403(B) PLAN

The Funds may be used as investment vehicles for certain deferred compensation plans provided for by Section 457 of the Code with respect to service for state governments, local governments, rural electric cooperatives and political subdivisions, agencies, instrumentalities, tax-exempt organizations and certain affiliates of such entities. The Funds may also be used as investment vehicles for both 401(k) plans and 403(b) plans.

DIVIDENDS AND DISTRIBUTIONS

Generally, a Fund’s net investment income consists of the interest and dividend income it earns, less expenses. In computing interest income, premiums are not amortized nor are discounts accrued on long-term debt securities in the Fund, except as required for federal income tax purposes. A Fund’s net realized capital gains, if any, are distributed to shareholders annually. Additional distributions are also made to each Fund’s shareholders to the extent necessary to avoid application of the 4% non-deductible federal excise tax on certain undistributed income and net capital gains of regulated investment companies. Shares begin accruing dividends on the day they are purchased.

For the EM Debt Fund, EM Local Debt Fund, Frontier Markets Fund, and Total Return Fund, dividends are distributed monthly. For the RMB Currency Fund, the RMB Fixed Income Fund and the Risk Managed Fund, dividends are distributed annually. Unless a shareholder elects to receive dividends in cash (subject to the policies of the shareholder’s Shareholder Servicing Agent or Securities Broker), dividends are distributed in the form of additional full and fractional shares of each Fund.

Dividends substantially equal to a Fund’s net investment income earned during the month are distributed in that month to the Fund’s shareholders of record.

Unless a shareholder elects to receive dividends in cash (subject to the policies of the shareholder’s Shareholder Servicing Agent or Securities Broker), dividends are distributed in the form of additional full and fractional shares of each Fund.

DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES

THE TRUST

The Trust’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.001 per share) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. The shares of each series participate equally in the earnings, dividends and assets of the particular series. Currently, the Trusts have21 series of shares. Each separate series of the Trusts constitutes a separately managed “Fund.” The Trusts reserve the right to create additional series of shares. Currently, the Funds issue separate classes of shares as described under “General Information.”

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Each share of each class of the Funds, if applicable, represents an equal proportionate interest in the Funds with each other share. Shares have no preference, preemptive, conversion or similar rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. The Trust is not required and has no current intention to hold annual meetings of shareholders, although the Trust will hold special meetings of Fund shareholders when in the judgment of the Trustees of the Trust it is necessary or desirable to submit matters for a shareholder vote. Shareholders of each series generally vote separately, for example, to approve investment advisory contracts or changes in fundamental investment policies or restrictions, but shareholders of all series may vote together to the extent required under the 1940 Act, such as in the election or selection of Trustees, principal underwriters and accountants for the Trust. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes. Shares of each class of a series represent an equal pro rata interest in such series and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear any class expenses; and (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement, and each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

Under the Trust’s Declaration of Trust, the Trust is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that either the Trust will hold shareholders’ meetings unless required by law or its respective Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees (i) to fill any existing vacancies on the Board if after filling the vacancy, less than two-thirds of the Trustees then holding office would have been elected by shareholders; or (ii) if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Trust’s Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

The Trust’s shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

Shareholders of each Fund have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders of the Trust in connection with requesting a meeting of shareholders of the Trust for the purpose of removing one or more Trustees. Shareholders of the Trust also have the right to remove one or more Trustees without a meeting by a declaration in writing subscribed to by a specified number of shareholders. Upon liquidation or dissolution of a Fund, shareholders of the Fund would be entitled to share pro rata in the net assets of the Fund’s available for distribution to shareholders.

The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Funds or the Trust, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

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OWNERSHIP OF THE FUNDS

As of February 3, 2014, the following persons owned of record 5% or more of a Fund or class of shares:

		Percent of the
		Class Total Assets
		Held by the
Fund/Class	No. of Shares	Shareholder
HSBC TOTAL RETURN FUND-CLASS A

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET
SAN FRANCISCO, CA 94104	16,704.023	57.79%

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
499 WASHINGTON BOULEVARD 5TH FLOOR
NEWPORT OFFICE CENTER III
JERSEY CITY, NJ 07310	8,750.454	30.27%

PERSHING LLC
ONE PERSHING PLAZA
PRODUCT SUPPORT 14TH FLOOR
JERSEY CITY, NJ 07399	2,214.202	7.66%

HSBC EMERGING MARKETS DEBT FUND-CLASS A

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET
SAN FRANCISCO, CA 94104	67,607.604	61.50%

PERSHING LLC
ONE PERSHING PLAZA
PRODUCT SUPPORT 14TH FLOOR
JERSEY CITY, NJ 07399	24,970.514	22.72%

HSBC GLOBAL ASSET MGMT USA INC
452 5TH AVE 17TH FLOOR
ATTN STEVE SIVILLO
NEW YORK, NY 10018	11,765.615	10.70%

74

HSBC EMERGING MARKETS LOCAL DEBT FD-CL A

PERSHING LLC
ONE PERSHING PLAZA
PRODUCT SUPPORT 14TH FLOOR
JERSEY CITY, NJ 07399	14,025.771	37.83%

HSBC GLOBAL ASSET MGMT USA INC
452 5TH AVE 17TH FLOOR
ATTN STEVE SIVILLO
NEW YORK, NY 10018	10,625.427	28.66%

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
499 WASHINGTON BOULEVARD 5TH FLOOR
NEWPORT OFFICE CENTER III
JERSEY CITY, NJ 07310	5,092.566	13.73%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET
SAN FRANCISCO, CA 94104	2,961.370	7.99%

LPL FINANCIAL CORPORATION
75 STATE STREET, 24TH FLOOR
BOSTON, MA 02109	1,899.831	5.12%

HSBC FRONTIER MARKETS-CLASS A

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
499 WASHINGTON BOULEVARD 5TH FLOOR
NEWPORT OFFICE CENTER III
JERSEY CITY, NJ 07310	1,683,048.696	74.59%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET
SAN FRANCISCO, CA 94104	361,594.726	16.03%

75

HSBC EMERGING MARKETS DEBT FUND-CLASS I

HSBC GLOBAL ASSET MGMT USA INC
452 5TH AVE 17TH FLOOR
ATTN STEVE SIVILLO
NEW YORK, NY 10018	2,939,902.313	75.25%

NORTHERN TRUST AS CUSTODIAN
FBO HSBC
PO BOX 92956
CHICAGO, IL 60675	700,212.553	17.92%

PERSHING LLC
ONE PERSHING PLAZA
PRODUCT SUPPORT 14TH FLOOR
JERSEY CITY, NJ 07399	263,601.735	6.75%

HSBC TOTAL RETURN FUND-CLASS I

STRAFE CO
FBO GOEBEL FAMILY TRUST
P O BOX 6924
NEWARK, DE 197146924	62,286,017.081	95.81%

HSBC EMERGING MARKETS LOCAL DEBT FD-CL I

HSBC GLOBAL ASSET MGMT USA INC
452 5TH AVE 17TH FLOOR
ATTN STEVE SIVILLO
NEW YORK, NY 10018	2,661,493.028	76.34%

NORTHERN TRUST AS CUSTODIAN
FBO HSBC
PO BOX 92956
CHICAGO, IL 60675	485,238.855	13.92%

76

PERSHING LLC
ONE PERSHING PLAZA
PRODUCT SUPPORT 14TH FLOOR
JERSEY CITY, NJ 07399	265,487.585	7.62%

HSBC FRONTIER MARKETS-CLASS I

WELLS FARGO BANK NA FBO
EXPLORATORIUM-D&C INTL WAMCO
PO BOX 1533
MINNEAPOLIS, MN 55480	5,434,607.163	96.51%

HSBC TOTAL RETURN FUND-CLASS S

UNITED HEALTHCARE INSURANCE COMPANY
9900 BREN ROAD EAST MN008-T445
MINNETONKA, MN 55343	2,485,865.518	100.00%

HSBC EMERGING MARKETS DEBT FUND-CLASS S

HSBC GLOBAL ASSET MGMT USA INC
452 5TH AVE 17TH FLOOR
ATTN STEVE SIVILLO
NEW YORK, NY 10018	11,886.679	100.00%

HSBC EMERGING MARKETS LOCAL DEBT FD-CL S

HSBC GLOBAL ASSET MGMT USA INC
452 5TH AVE 17TH FLOOR
ATTN STEVE SIVILLO
NEW YORK, NY 10018	10,761.264	100.00%

TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax adviser with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

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TAX STATUS OF THE FUNDS

The Funds each intend to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, foreign currencies, net income derived from an interest in a qualified publicly traded partnership or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), in two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or of one or more qualified publicly traded partnerships.

If for any taxable year a Fund does not qualify for federal tax treatment as a regulated investment company, all of the Fund’s net taxable investment income would (unless certain cure provisions apply) be subject to federal and, potentially, state income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions (including amounts derived from interest on municipal securities) would be taxable to a Fund’s shareholders to the extent of the Fund’s current and accumulated earnings and profits.

As a regulated investment company, a Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed (i.e., the 90% distribution requirement). Each Fund intends to distribute all or substantially all of such income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must generally distribute during each calendar year an amount equal to the sum of: (1) at least 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year; (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year; and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.

DISTRIBUTIONS IN GENERAL

Distributions of investment company taxable income are generally taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares (see below for information concerning reduced rates of tax for certain dividends exempt-interest dividends and capital gain dividends). Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

Generally, the maximum tax rate for individual taxpayers on long-term capital gains and on certain qualifying dividends on corporate stock is 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. These rates do not apply to corporate taxpayers. Each Fund will be able to separately report distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period as well as other requirements with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from Funds investing in bonds and other debt instruments will not generally qualify for the lower rates. Therefore, the Funds do not expect to have significant amounts of qualifying dividends. Note that distributions of earnings from dividends paid by “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States, which satisfy certain other requirements. Passive foreign investment companies are not treated as “qualified foreign corporations.”

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The excess of net long-term capital gains over net short-term capital losses realized, distributed and properly designated by a Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares. Capital gain distributions made to individuals are generally subject to a maximum federal income tax rate of 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Net capital gains from assets held for one year or less will be taxed as ordinary income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Shareholders receiving distributions in the form of additional shares will be taxed on the amount of such distribution and will have a cost basis for federal income tax purposes in each share received equal to the amount of the cash the shareholder could have received. Shareholders will be notified annually as to the U.S. federal tax status of distributions.

If the NAV of shares is reduced below a shareholder’s cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a partial return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

SALE, EXCHANGE, OR REDEMPTION OF SHARES

Upon a redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and the rate of tax will depend upon the shareholder’s holding period for the shares. If an individual shareholder has held the shares as a capital asset for more than one year, the maximum federal income tax rate is generally 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts. Any loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

The Code requires the Funds to report to the Internal Revenue Service, and furnish to Fund shareholders, cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. The Funds will permit Fund shareholders to elect from among several cost basis methods accepted by the Internal Revenue Service, including average cost. In the absence of an election by a shareholder, the Funds will use the average cost method with respect to that shareholder.

If, within 90 days after purchasing Fund shares with a sales charge, a shareholder exchanges the shares and acquires new shares at a reduced (or without any) sales charge pursuant to a right acquired with the original shares prior to February 1st of the calendar year following the initial acquisition of Fund shares, prior to February 1st of the calendar year following the initial acquisition of Fund shares, then the shareholder may not take the original sales charge into account in determining the shareholder’s gain or loss on the disposition of the shares. Gain or loss will generally be determined by excluding all or a portion of the sales charge from the shareholder’s tax basis in the exchanged shares, and the amount excluded will be treated as an amount paid for the new shares.

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BACKUP WITHHOLDING

The Funds generally will be required to withhold federal income tax at a rate of 28% (“backup withholding”) from dividends paid, capital gain distributions, and redemption proceeds to shareholders if: (1) the shareholder fails to furnish the Funds with the shareholder’s correct taxpayer identification number or social security number; (2) the IRS notifies the shareholder or the Funds that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder’s federal income tax liability.

OTHER TAXATION

Distributions may be subject to additional state and local taxes, depending on each shareholder’s particular situation. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Note that the preferential rate of tax applicable to qualified dividend income (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of a Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. If the Funds elect to report distributions derived from certain U.S. source interest and short-term capital gains, such distributions may be paid to foreign shareholders free of withholding through October 31, 2014. However, depending on the circumstances, the Funds may designate all, some or none of the Funds’ potentially eligible dividends as eligible for this exemption, and a portion of the Funds’ distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. There can be no assurance as to whether or not legislation will be enacted to extend this exemption.

Effective July 1, 2014, the Funds will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Funds, including the applicability of the U.S. estate tax and foreign taxes.

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FUND INVESTMENTS

Market Discount. If a Fund purchases a debt security at a price lower than the stated redemption price at maturity of such debt security, the excess of the stated redemption price at maturity over the purchase price is “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in respect of each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund, at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity, which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount” not previously taken into account.

Original Issue Discount. Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although a Fund receives no actual cash income from such a discount, original issue discount that accrues on debt securities in a given year generally are treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by a Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount generally represents market discount for federal income tax purposes (see above).

Options, Futures and Forward Contracts. Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which a Fund may invest may be “section 1256 contracts.” Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized.

Transactions in options, futures and forward contracts undertaken by a Fund may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including any interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Funds may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Funds are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Funds, which are characterized as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a Fund that did not engage in such transactions.

Certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a “qualifying dividend,” to instead be subject to the rate of tax applicable to ordinary income.

Constructive Sales. Under certain circumstances, the Funds may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, a Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon a Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on a Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of a Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

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FOREIGN TAX ISSUES

Passive Foreign Investment Companies. The Funds may invest in stocks of foreign companies that are considered passive foreign investment companies (“PFICs”) under the Code. In general, a foreign company considered as a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income constitutes investment-type income. In general, under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over the period during which the Funds held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund’s holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though that Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are characterized as ordinary income.

The Funds may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, each Fund may be able to elect to mark to market its PFIC stock, resulting in the stock being treated as having been sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported by a Fund as ordinary income, and mark-to-market losses and any loss from an actual disposition of the Fund’s shares would be deductible by the Fund as ordinary losses to the extent of any net mark-to-market gains included in income in prior taxable years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualifying dividends.”

Foreign Taxes. Income received by the Funds from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations and the Fund distributes at least 90% of its investment company taxable income, that Fund will be eligible and may (or may not) elect to “pass through” to that Fund’s shareholders the amount of qualifying foreign taxes paid by the Fund (the “pass-through election”). Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the qualifying foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). No credit may be claimed by a shareholder with respect to Fund shares that have been held less than 16 days. Each shareholder will be notified after the close of a Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income flows through to its shareholders. With respect to each Fund, gains from the sale of securities may be treated as derived from U.S. sources and certain currency fluctuation gains including fluctuation gains from foreign currency denominated debt securities, receivables and payables, may be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. If a Fund is not eligible to, or does not, make the pass-through election, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income. Furthermore, the amount of the foreign tax credit that is available to a shareholder may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualifying dividends.”

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Foreign Currency. Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of a Fund’s net investment income to be distributed to its shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that each Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other net investment income during a taxable year, a Fund would not be able to make ordinary dividend distributions, and any distributions made before the losses were realized would be recharacterized as a return of capital to shareholders for federal income tax purposes, rather than as an ordinary dividend, reducing each shareholder’s basis in his or her Fund shares.

As described above, at least 90% of a Fund’s gross income for each taxable year must be Qualifying Income. The Code expressly confers upon the Secretary of the Treasury of the United States the authority to issue tax regulations that would exclude income and gains from investments in foreign currencies from treatment as Qualifying Income in cases in which the foreign currency income or gains are not directly related to the company’s principal business of investing in stocks or securities (or options or futures with respect to such stocks or securities). In light of this grant of regulatory authority, there is no assurance that the Secretary will not issue such regulations. Moreover, there is a remote possibility that such regulations may be applied retroactively, which could affect the ability of a Fund to qualify as a RIC.

OTHER INFORMATION

CAPITALIZATION

The Trust is a Massachusetts business trust established under a Declaration of Trust dated April 22, 1987, as a successor to two previously-existing Massachusetts business trusts, Fund Trust Tax-Free Trust (organized on July 30, 1986) and Fund Vest (organized on July 17, 1984, and since renamed Fund Source). Prior to October 3, 1994, the name of the Trust was “Fund Trust.” Prior to April 12, 2001, the name of the Trust was Republic Funds. Prior to February 28, 2012, the name of the Trust was HSBC Investor Funds.

The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Boards of Trustees may establish additional series (with different investment objectives and fundamental policies) and classes of shares within each series at any time in the future. Establishment and offering of additional class or series will not alter the rights of the Funds’ shareholders. When issued, shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In the event of a liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees has appointed KPMG LLP as the independent registered public accounting firm of the Trust for the fiscal year ending October 31, 2014. KPMG LLP will audit the Trust’s annual financial statements, prepare the Trust’s income tax returns, and assist in the filings with the SEC. KPMG LLP’s address is 191 West Nationwide Blvd., Suite 500, Columbus, OH 43215.

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COUNSEL

Dechert LLP, 1900 K Street, N.W., Washington, D.C. 20006, advises on certain legal matters in connection with the shares of the Funds offered by the Trust, and also acts as counsel to the Trust. Blank Rome LLP, 405 Lexington Avenue, New York, New York 10174, acts as counsel to the Independent Trustees of the Trust.

CODE OF ETHICS

The Trust, and each of the Adviser, Subadvisers and Citi have adopted a code of ethics, as required by applicable law, including Rule 17j-1 under the 1940 Act, which is designed to prevent affiliated persons of the Trust, the Adviser, Subadvisers and Citi from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code). Such persons are prohibited from effecting certain transactions, allowed to effect certain exempt transactions, required to pre-clear certain transactions and to report certain transactions on a regular basis.

REGISTRATION STATEMENT

This SAI and the Prospectuses do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to shares of a Fund, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. or on the SEC’s website at http://www.sec.gov.

Statements contained herein and in the Prospectuses as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document that was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

Current audited financial statements for the HSBC Emerging Markets Debt Fund, HSBC Emerging Markets Local Debt Fund, HSBC Frontier Markets Fund, HSBC Total Return Fund and HSBC RMB Fixed Income Fund dated October 31, 2013 are hereby incorporated herein by reference from the Annual Report of such Funds dated October 31, 2013, as filed with the SEC. Copies of the report will be provided without charge to each person receiving this SAI. As of the date of this SAI, the Emerging Markets Equity, Risk Managed and RMB Currency Fund have not commenced operations and thus do not have audited financial statements.

SHAREHOLDER INQUIRIES

All shareholder inquiries should be directed to the Trust, P.O. Box 182845, Columbus, Ohio 43218-2845.

GENERAL AND ACCOUNT INFORMATION: (800) 782-8183 (TOLL/FREE)

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APPENDIX A

DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR’S

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations:

  Likelihood of payment – capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  Nature of and provisions of the obligation;

  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

 An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (-)	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Municipal Short-Term Note Ratings

A Standard & Poor's U.S. municipal note rating reflects Standard & Poor's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor's analysis will review the following considerations:

  Amortization schedule – the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

  Source of payment – the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Variable Rate Demand Obligations:

Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

MOODY’S INVESTORS SERVICE (“Moody’s”)

Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

U.S. Municipal Short Term Obligation Ratings

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short term obligations.

NP	Issuers (or supporting institutions) rated “Not Prime” do not fall within any of the Prime rating categories.

Note:	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

FITCH, INC. (“Fitch Ratings”)

Corporate Finance Obligations – Long-Term Rating Scales

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%–50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity's issuer rating or Issuer Default Rating (“IDR”).

AAA

Highest credit quality. `AAA’ denotes the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. `AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B	Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC	Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC	Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C	Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'B'.

     The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F-1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F-2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F-3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B

HSBC FUNDS,
HSBC ADVISOR FUNDS TRUST, and
HSBC PORTFOLIOS PROXY VOTING POLICY

The Trust delegates the authority to vote proxies related to portfolio securities of each series (the “Funds”) of the Trust to HSBC Global Asset Management (USA) Inc. (“HSBC”), which in turn delegates proxy voting authority for some Funds of the Trust to a Sub-Adviser retained to provide day-to-day portfolio management for that Fund. The Boards of Trustees (the “Board”) adopt the proxy voting policies and procedures of HSBC and the Sub-Advisers as the proxy voting policies and procedures that will be used by each of these respective entities when exercising voting authority on behalf of each Fund. These policies and procedures are attached hereto.

There may be circumstances, notably in non-U.S. jurisdictions, where HSBC or the Sub-Adviser refrains from voting proxies when the cost of voting the proxies exceeds the benefits expected to the Funds or when voting is subject to restrictions and limitations that impede or make impractical the exercise of shareholder rights (such as when voting would restrict the Funds’ rights to trade the securities, non-public information about Fund holdings is requested to vote proxies, or local laws restrict voting by non-local shareholders).

The Board will provide the Trust’s consent to vote in matters where HSBC or a Sub-Adviser seeks such consent because of a conflict of interest that arises in connection with a particular vote, or for other reasons.

B-1

APPENDIX C

HSBC GLOBAL ASSET MANAGEMENT (USA) INC, HSBC GLOBAL ASSET MANAGEMENT (UK) LTD, HSBC GLOBAL ASSET MANAGEMENT (HONG KONG) LTD, and HSBC GLOBAL ASSET MANAGEMENT (SINGAPORE) LTD PROXY VOTING POLICY AND PROCEDURES

December 2006

HSBC Global Asset Management (USA) Inc.
HSBC Global Asset Management (Singapore) Ltd

PROXY VOTING POLICY AND PROCEDURES

The purpose of this proxy voting policy is to reasonably insure that HSBC Global Asset Management (USA) Inc. and HSBC Global Asset Management (Singapore) Ltd. (HSBCUSA), as a fiduciary, fulfills its responsibility to its clients to vote proxy ballots in connection with proposals submitted by management, and others, to shareholders for approval. The financial interest of the shareholders of the Investment Companies and of the Manager's investment advisory clients is the primary consideration in determining how proxies should be voted.

As long as there is no provision to the contrary in the Investment Management Agreement or Charter, By-Laws, Trust Agreement, Plan Documents, Partnership Agreement or other controlling documents which create the legal entity with which we are dealing, the power to vote on proposals presented to shareholders through the proxy solicitation process will be considered by HSBCUSA to be an integral part of its investment management responsibility, recognizing that certain proposals, if implemented, may have a substantial impact on the market valuation of portfolio securities. For investment advisory clients, this responsibility is inherent, unless a client has elected to vote proxies directly. In the case of the Investment Companies, this responsibility has been delegated to HSBCUSA by each Investment Company’s Board of Directors.

Proxy Voting Policy

It is the policy of HSBCUSA to vote client proxies for the exclusive benefit of its clients’ accounts. In most, if not all cases, this will mean that the proposals that maximize the value of the securities we hold will be approved without regard to non-economic considerations.

HSBCUSA generally will not favor proposals that are designed to make it difficult for a company to be acquired or that have a tendency to entrench current management at the expense of securities holders. Therefore, HSBCUSA will generally vote against proposals concerning instituting “poison pills”, classified boards of directors, unequal voting rights, elimination of shareholder action by written consent and granting stock options at less than fair market value.

In this regard, HSBCUSA has engaged a third party proxy voting service provider (“Proxy Service Provider”) to conduct analysis of proposals, and to provide guidance on voting ballots. The Proxy Service Provider provides its analysis in the form of written reports, which are circulated to HSBCUSA’ investment staff for their review. A more extensive summary of proxy voting guidelines will be provided to clients upon request.

Certain portfolios (“Fund of Funds”) primarily invest a majority of their assets in non-voting securities of other unregistered investment vehicles (“Sub-Funds”) which have investors other than the Fund of Funds. Sub-Funds typically do not submit matters to investors for vote. In the event that a Sub-Fund submits a matter to its investors for vote and the Fund of Fund holds voting interests in the Sub-Fund, the vote will be made in a way that we believe is in the best interest of the Fund of Funds.

Administration

The Proxy Service Provider will administer the proxy voting process, including receiving ballots, casting votes and maintaining required records. On an as-needed basis, HSBCUSA will review the Proxy Voting Policy and its administration to resolve any proxy voting issues that may arise.

Conflicts of Interest

HSBCUSA generally will vote proxies in accordance with the Proxy Service Provider’s predetermined recommendations, including instances where potential material conflicts of interest may exist. In the event a proxy proposal gives rise to a material conflict of interest that is not addressed by the Proxy Service Provider’s predetermined recommendations, HSBCUSA’ senior management will review, and if deemed necessary, an independent consultant or outside counsel will be consulted to resolve the material conflict of interest.

Client Access to Proxy Voting Records

A record of how proxies have been voted for a client’s account will be provided upon request. Clients can request their proxy voting record by contacting their Client Investment Service Manager at (212) 525-5000. Alternatively, clients may submit written requests to HSBC Investments (USA) Inc., 452 Fifth Avenue – 18th Floor, New York, NY 1008, ATTN: Chief Compliance Officer.

HSBC Global Asset Management (UK) Ltd.
Global voting guidelines

Our approach
We believe that high standards of corporate governance help companies to deliver sustainable returns to shareholders.

In our dealings with investee companies, and in our voting, we encourage adherence to international and local best practice standards in corporate governance. Our application of these guidelines reflects different perceptions of best practice across different markets.

We recognise that different governance structures have evolved across the markets in which we invest. We seek to uphold the principles set out in this document to ensure that these structures can work most effectively.

Our predisposition is to support the management of the companies in which we invest.

Board leadership
We believe that boards should provide clear leadership and oversight of companies.
Chairmen have a key role in driving the work of the board and ensuring that it provides effective leadership and oversight of the company.

We favour the separation of the roles of Chairman and Chief Executive. Companies reverting to a combination of these roles should provide both an explanation and shareholder safeguards such as a strong lead independent director.

Shareholders expect directors to provide effective stewardship and ensure that companies act in the interests of all shareholders.

Independent representation is an important element in ensuring that the interests of all shareholders are advanced. We believe that at least one third of a board or supervisory board should comprise independent directors. Where a higher local standard exists, we encourage companies to meet that standard. For emerging markets, where having one third independent directors may not be realistic, our voting reflects the importance of independent representation nonetheless.

In assessing independence, we consider a candidate’s current or former employment with the company, family links with other directors, commercial links with the company, significant shareholding in the company and tenure in excess of 12 years.

We favour annual re-election of individual directors but recognise that this does not reflect current practice in many markets. We would not normally support measures to increase the terms for which directors are elected or the grouping of directors’ elections.

We normally regard discharge of directors as a routine matter, unless there are significant concerns about the conduct of an individual director or the protection of shareholder interests.

Boards should establish committees to consider remuneration and audit issues. These should be at least majority independent, with full independence the standard in some markets. For emerging markets, our voting will encourage independent representation, whilst recognising that majority independence may not yet be realistic. Nomination committees should include independent representation.

Board remuneration
Remuneration should be set at the level required to reward and motivate company management. Remuneration linked to short and long-term performance measures have an important role in incentivising management. Such measures should be challenging. They should be publicly available in a full disclosure of individual and overall directors’ remuneration.

We welcome share-based incentives that underpin the alignment of interest between management and shareholders. Non-executive directors remuneration may include or comprise shares but should not be linked to particular performance criteria.

We welcome schemes which encourage the participation of all staff in a company’s equity.

Companies should be mindful of the dilutive impact of share-based remuneration. The overall impact of such plans should normally be limited to 10 per cent in ten years.

Executive directors should not be involved in the determination of their own remuneration.

Companies should avoid excessive payments to departing directors.

Capital issues
Shareholders are amongst the principal providers of the capital which companies need to grow and flourish. Companies should be mindful of the interests of existing shareholders as they contemplate changes to their capital structure.

Existing shareholders should have a pre-emptive right to participate in significant capital increases. We would not normally support share issuance authority without pre-emption which would result in dilution of more than 15 per cent. We recognise that pre-emption is not an established concept in some markets.

Whilst companies need flexibility to issue new capital in response to new opportunities, we would not normally support a general share issuance authority with pre-emption in excess of 35 per cent. We believe that opportunities requiring new capital above this level should be brought to a shareholders’ meeting for specific approval. In a small number of markets we apply higher or lower limits to reflect market practice / investor concerns.

We would normally support convertible debt issuance authorities that operate within these equity issuance limits.

We would normally support an authority to repurchase shares as long this would not be at a premium in excess of 5 per cent, could not be used during a takeover period and no more that 15 per cent of issued capital could be held ‘in treasury’, with shares repurchased above that level to be cancelled.

Shareholder rights
We believe that all shareholders should have equal voting and other rights. We would not normally support resolutions to maintain or extend existing inequalities.

We would normally vote against the introduction or continuation of ‘poison pill’ defences.

We do not support measures to require shareholders to disclose their shareholding below the level required in local company regulations.

Companies should ensure that they have adequate mechanisms to avoid conflicts of interest in transactions with related parties. This may include specific shareholder votes.

Shareholders need sufficient information to exercise their votes. This should be provided in a timely manner. We may vote against resolutions where insufficient information has been provided to allow an informed vote.

Resolutions for shareholder approval should not ‘bundle’ together separate matters.

We would normally support resolutions relating to the administrative arrangements of a company unless these would be detrimental to the rights of minority shareholders.

Audit & accounts
We would normally support the re-election of external or statutory auditors unless there are concerns about their independence or commitment to protecting shareholder interests. Such concerns could include excessive non-audit fees paid to the auditors.

Approval of the annual accounts is normally a routine matter, unless concerns have been raised about the accounts presented. It is sometimes an opportunity to express broader concerns about the company’s governance or information available to shareholders.

Transactions
Significant corporate transactions are assessed on a case-by-case basis to determine investors’ best interest. For quantitatively-managed holdings where our investment process would not evaluate particular transactions, our default position is to abstain.

Shareholder proposals
Our approach to governance-based shareholder proposals reflects the principles set out above. Our approach to environmental and social resolutions is set out in a separate voting policy.

April 2012

January 2012

HSBC Global Asset Management (Hong Kong) Limited
VOTING POLICY AND PROCEDURES

General

The purpose of this document is to state the voting policy of HSBC Global Asset Management (Hong Kong) Limited (“AMHK”), in connection with proposals submitted by management, and others of the stock companies, to shareholders for approval.

The power to vote on proposals presented to shareholders through the proxy solicitation process is considered by AMHK to be important, recognizing that certain proposals, if implemented, may have a substantial impact on the market valuation of portfolio stocks. Further, proxy voting may also help to enhance corporate governance quality of the stock companies.

     Voting Policy

1.	Should generally cast/recommend FOR or AGAINST vote for a resolution for any of the following with the benefit of the clients in mind:

very substantial acquisition, major transaction, discloseable transaction, share transaction and connected transactions as defined in the Hong Kong Stock Exchange Listing Rules (or similar transactions for stocks listed on other markets); in the interests of the portfolios/clients. The market specialist will seek to act in a manner that he/she, based on all relevant circumstances, believes is most likely to enhance the economic value of the underlying securities held for the portfolios/clients.

2.	For general non-contentious matters raised at the Annual General Meeting of the listed company, votes should be cast/recommended in favour of the Board's recommendation.
Such as:

	a)	adopting audited annual accounts;
	b)	declaring dividend;
	c)	re-appointment of auditors;
	d)	giving a general mandate to the Directors to issue of additional share of not exceeding 10% of the issued share capital as at the date of resolution;
	e)	giving a general mandate to the Directors to repurchase shares of not exceeding 10% of the issued share capital as at the date of the resolution.

3.	Should cast vote/recommend AGAINST resolution if the remuneration to board of directors are, in the opinion of the market specialist, excessive especially in view of the profit of the listed company, market cap etcs.

4.	Votes should be cast/recommended AGAINST:

	a)	proposal that would, in the opinion of the market specialist, enrich management excessively or would significantly increase compensation awards and/or employment contracts to senior management which would work to the detriment of the shareholders;

	b)	requested action that would in the opinion of the market specialist impose unnecessary expense on the company.

5.	Votes should be cast/recommended FOR or AGAINST the following, on a case by case basis

	a)	change in the company constitution that requires greater than a majority shareholder’s approval, with the benefits of the clients in mind.

Client Specific Instructions

The above is the general voting policy only. Clients may have specified different instructions (e.g. prior approval, or different specific voting requirement / instructions). CISMs should deal with these accordingly.

Conflicts of Interest

AMHK will generally vote proxies in accordance with the market specialists' recommendations. The market specialists will make the recommendation based on the principles set out in the Voting Policy set out above. In the event a proxy proposal giving rise to a material conflict of interest, the market specialists / fund managers should consult AMHK Chief Investment Officer (“CIO”) and the AMHK Local Compliance Officer (“LCO”) and, if deemed necessary by the AMHK CIO or LCO, legal advice should be obtained to see how and whether votes are to be cast.

Administration and Record Keeping

AMHK Business Support Department must (a) maintain documentation on the voting information, market specialists’ recommendation and how they are voted on behalf of clients, (b) arrange for the casting of votes according to the recommendation of the fund specialists and (c) record rationale for such voting in case of transactions/proposed transactions of the listed company mentioned in 1 and 5 above.

APPENDIX D

Voting Policy
(Practice in terms of exercising voting rights attaching to securities held in portfolio)

1. Sum-up

1.1 Context

Regarding the provisions introduced in article L533-4 of the Monetary and Financial Code by the Financial Security Law (1.Aug.2003), the purpose of this procedure concerns the description of HSBC France’s practice in terms of exercise voting rights attached to securities hold by UCITS (Undertaking for Collective Investment in Transferable Securities) under its management.

In order to exercise the voting rights held in quality of UCITS’ shareholder under its management, HSBC France appealed I.S.S.’s services (Institutional Shareholder Services), worldwide leader and specialist in corporate governance counsel and of investors’ counsel for voting right in General Meeting. The information transmitted by I.S.S. is systematically complying with the principle of holders’ interest (for instance, opposition to resolutions leading to the increase of registered capital in case of a take-over bid, or issuing of securities without any preferential rights for active shareholders). HSBC France abstains from holding more than 1 % of any company’s stock-market capitalization.

Besides, the ability of HSBC France to take part in votes should depends on the diligence of companies to send on time documents, specially for companies in which HSBC France has a small shareholding and concerning foreign shares for which the exercise of vote is more difficult.

1.2 Document goals / objectives

The purpose of this document is to describe the terms and conditions on which HSBC France Group (HSBC France and HSBC France Société de Gestion) intends to exercise the voting rights attaching to securities hold by the collective investment schemes under its management in accordance with article 322-75 of AMF General Regulation.

2. DESCRIPTION OF THE PORTFOLIO MANAGEMENT COMPANY INTERNAL ORGANISATION.

HSBC FRANCE Group exercise the voting rights attaching to securities hold by French Law UCITS and which custody is insured by NATEXIS BANQUE POPULAIRE (NBP). HSBC FRANCE uses :

- The NBP’s services to know the planning of exercise of voting rights,
- The ISS’s expertise to know the analysis of companies resolutions,

NBP informs the HSBC FRANCE’s Portfolio Management (Securities Management Department and Guaranteed Products Department) of holding dates of General Meeting companies, membership of CAC 40, SBF 120 and some others quoted stock on the ex-Nouveau Marché. The information must be communicated between D-20 before the General Meeting and the last date before which the manager must give his voting instruction.

The information given by NBP is limited to French companies only and does not concern holding dates of foreign companies general meetings.

D-1

3 – PRINCIPLES TO WHICH THE PORTFOLIO MANAGEMENT COMPANIES REFERS TO EXERCISE VOTING RIGHTS.

HSBC FRANCE Group exercise the voting rights attaching to securities hold by French Law UCITS and which custody is insured by NATEXIS BANQUE POPULAIRE (NBP).
NBP informs the HSBC FRANCE’s Portfolio Management of holding dates of General Meeting companies. Informed once, Portfolio Management checks if the ISS’s instructions of vote are updated. In case of ISS didn’t analyze resolutions, no vote will be exercise by Portfolio Management.

Portfolio Management refers to ISS’s recommendations to express its voting rights under conditions that :

Portfolio Management should cope with numbers of votes to exercise during the day (if not, quoted companies with the most significant capitalizations will be dealt with priority.)

At least five founds hold one security relating to the Meeting.

The security relating to the Meeting represents a CAC 40 significant market capitalization.
The principles selected to determine cases in which Portfolio Management express its votes are closely linked to information accessibility, holding thresholds and market capitalization.

3.1. Types of resolutions submitted to General Meeting and for which Portfolio Management exercise voting rights.

Portfolio Management exercise voting rights for every type of resolutions.

3.2. Way of exercising voting rights :

Portfolio Management proceed by mail for every type of resolutions.

3.3. Number of voting rights to express:

The Portfolio Management precise, before sending its vote to the company for which the General Meeting will be held, how many rights will be expressed.
The Portfolio Management will express nearly 90% of its voting rights in order to respect the revocable constraint of freezing securities to which most of its securities are submitted.
In very specific cases, such as repurchase of UCITS’s shares in advance, modification of the portfolio structure, change of weighting of a CAC 40 share value, Portfolio Management should lower this threshold of 90% or should not exercise its voting rights for some of UCITS.

4. CUSTODY OF VOTE INSTRUCTION OR ABSTENTION.

Portfolio Management keep the justifications of its votes or abstentions and list in a database the vote issued or not issued.

5. PREVENTION OF CONFLICTS OF INTEREST.

Portfolio Management follows a quantitative type management. The general principles of this philosophy of investment as well as the various stages of the investment process are common to the whole assets and values.

The decisions of allowance of assets result from the HSBC France’s signals more than anticipations of Portfolio manager. By the way, the decisions of exercise voting rights is independent of the analysis of the companies which would result from Portfolio Management.

Furthermore, Portfolio Management referring to ISS’s councils and recommendations in its decisions of vote, it is not likely to be found in a situation of conflicts of interests.

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